UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

Item 1.	Reports to Stockholders.

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Austria Capped ETF | EWO | NYSE Arca
➢	iShares MSCI Belgium Capped ETF | EWK | NYSE Arca
➢	iShares MSCI France ETF | EWQ | NYSE Arca
➢	iShares MSCI Netherlands ETF | EWN | NYSE Arca
➢	iShares MSCI Sweden ETF | EWD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.76)%	(9.73)%	(9.78)%	(9.76)%	(9.73)%	(9.78)%
5 Years	0.45%	0.60%	0.59%	2.29%	3.03%	2.99%
10 Years	(2.54)%	(2.64)%	(2.99)%	(22.68)%	(23.49)%	(26.16)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Austria Index. Index performance beginning on February 1, 2008 through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$963.90	$2.33	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

The iShares MSCI Austria Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -9.76%, net of fees, while the total return for the Index was -9.78%.

Austrian stocks, as represented by the Index, produced a negative return during the reporting period and underperformed broad international developed markets. The decline was mainly due to global market reactions to a decelerating Chinese economy and the extreme volatility of Chinese stocks late in the reporting period. Additionally, Austria’s currency, the euro, depreciated by 15% relative to the U.S. dollar during the reporting period, which detracted meaningfully from the performance of the dollar-denominated Index.

In local currency terms, Austrian stock prices were essentially flat for the reporting period. The Austrian economy began to show modest signs of improvement during the reporting period. Economic growth, albeit slow, reflected improvements in both government consumption and exports. Low interest rates, coupled with a weak euro and income-tax reform, also helped create a more hospitable environment for investment to recover and private consumption to increase.

The energy sector, while just an 11% average weighting in the Index, was the reporting period’s largest detractor in U.S. dollar terms, driven lower by decreasing global demand for energy and a sharp decline in oil and gas prices beginning in late 2014.

Austria’s financials sector also experienced difficulties during the reporting period. At an average weighting of nearly 42%, financials represented the largest segment of the Index. During the reporting period, Austrian banks continued to struggle in the wake of nonperforming loans to still-developing eastern European countries. Investors also grew more concerned about the financial scandal at one particular banking company, its eventual bail-out by the Austrian government, and the government’s subsequent suggestion that investors might be held responsible for the bank’s bad loans.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	43.01%
Industrials	25.27
Materials	15.92
Energy	9.98
Information Technology	2.46
Consumer Discretionary	1.89
Utilities	1.47

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Erste Group Bank AG	19.79%
Voestalpine AG	9.10
Andritz AG	8.03
OMV AG	8.01
Wienerberger AG	4.48
IMMOFINANZ AG	4.46
CA Immobilien Anlagen AG	4.03
Raiffeisen Bank International AG	4.02
Oesterreichische Post AG	3.70
BUWOG AG	3.45

TOTAL	69.07%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.95%	1.72%	2.12%	1.95%	1.72%	2.12%
5 Years	11.40%	11.48%	12.83%	71.57%	72.20%	82.85%
10 Years	2.60%	2.50%	2.96%	29.27%	28.04%	33.81%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Belgium Index. Index performance beginning on December 1, 2007 through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$991.60	$2.36	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

The iShares MSCI Belgium Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 1.95%, net of fees, while the total return for the Index was 2.12%.

Stocks of Belgium, as represented by the Index, rose slightly in the reporting period.

After hitting a low in October 2014, Belgian stocks began an upward move that continued for much of the reporting period. In August 2015, however, Belgian stocks fell sharply along with stock markets worldwide amid worries about an economic slowdown in China. Belgium’s currency, the euro, depreciated 15% against the U.S. dollar for the reporting period, which meaningfully detracted from the Index’s performance as Belgian stocks were valued lower when translated back into U.S. dollars.

Amid continued low interest rates, Belgium’s economy grew in 2015’s second quarter, at the strongest rate since 2011 but still well below the country’s long-term average. Unemployment in Belgium fell in July 2015, continuing a three-month downtrend. Retail sales in July 2015 rose above Belgium’s long-term average but below gains earlier in the reporting period. Business confidence, as well as consumer confidence, remained in negative territory during the reporting period, although both improved somewhat in the second half. Most of the improvement in business confidence was in retail and wholesale trade, including autos, food, and clothing. During the reporting period, the Belgian government came under pressure from the European Union for budgetary reforms to deal with high and rising public debt.

From a sector standpoint, a planned merger by a large supermarket chain boosted the consumer staples sector, the Index’s largest sector weighting at approximately 31% on average. The financials sector, the Index’s second-largest weighting at approximately 26% on average, detracted from the Index’s performance for the reporting period, largely as a result of balance sheet weakening for firms within the banking industry.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Consumer Staples	31.62%
Financials	27.43
Health Care	11.60
Materials	10.06
Telecommunication Services	4.41
Consumer Discretionary	4.20
Information Technology	3.64
Industrials	3.48
Energy	2.34
Utilities	1.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Anheuser-Busch InBev SA/NV	22.56%
KBC Groep NV	8.93
UCB SA	5.34
Delhaize Group	5.26
Ageas	4.54
Solvay SA	3.87
Groupe Bruxelles Lambert SA	3.62
Proximus	3.51
Umicore SA	2.70
Ackermans & van Haaren NV	2.57

TOTAL	62.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.17)%	(6.89)%	(7.17)%	(7.17)%	(6.89)%	(7.17)%
5 Years	6.49%	6.67%	6.49%	36.95%	38.12%	36.96%
10 Years	2.76%	2.72%	2.85%	31.24%	30.72%	32.49%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$956.10	$2.32	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE ETF

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -7.17%, net of fees, while the total return for the Index was -7.17%.

French stocks, as represented by the Index, declined moderately during the reporting period, falling along with most global equity prices as investor concerns over China’s slowing economy and its volatile stock market weighed heavily on equity valuations late in the reporting period. The decline in French stock prices also reflected a slowdown in manufacturing and construction during the second half of the reporting period, erasing earlier gains made in anticipation of improving economic growth in the eurozone. In addition, France’s currency, the euro, depreciated 15% relative to the U.S. dollar, which meaningfully detracted from Index performance as French investments were lower when translated back into U.S. dollars. For the period as a whole, the Index performed in line with broad international developed markets.

All but two of the sectors represented in the Index finished the reporting period in negative territory from the perspective of U.S. investors, as economic growth slowed and investors grew more concerned about geopolitical tensions, including the Greek debt crisis and the decline of China’s stock market. The largest detractor from the Index’s performance was the energy sector, which fell sharply due to falling oil and gas prices amid expanding global energy supplies and diminishing demand. Similarly, slowing economic growth, principally in emerging markets, weighed on global demand for materials, sending that sector down sharply as well. The industrials, utilities, and consumer staples sectors also produced notable declines during the reporting period.

Contrary to the overall trend of French stocks during the reporting period, the consumer discretionary and information technology sectors each delivered modestly positive results.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	18.61%
Industrials	18.36
Consumer Discretionary	17.57
Health Care	11.44
Consumer Staples	10.10
Energy	8.48
Materials	4.55
Information Technology	4.06
Utilities	3.79
Telecommunication Services	3.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Sanofi	9.45%
Total SA	8.02
BNP Paribas SA	5.43
AXA SA	4.02
LVMH Moet Hennessy Louis Vuitton SE	3.78
L’Oreal SA	3.50
Air Liquide SA	3.35
Airbus Group SE	3.12
Danone SA	2.92
Societe Generale SA	2.87

TOTAL	46.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.87%	1.11%	(0.12)%	0.87%	1.11%	(0.12)%
5 Years	8.77%	8.93%	9.03%	52.23%	53.34%	54.08%
10 Years	5.37%	5.31%	5.82%	68.78%	67.69%	76.06%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Netherlands Index. Index performance beginning on February 1, 2008 reflects the performance of the MSCI Netherlands Investable Market Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$964.10	$2.33	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS ETF

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 0.87%, net of fees, while the total return for the Index was -0.12%.

Netherlands stocks, as represented by the Index, posted a flat return during the reporting period amidst an environment of significant volatility.

After a choppy start to the reporting period, the Index began a prolonged uptrend in January 2015. But in the final month of the period, Netherlands stocks fell sharply as markets worldwide pulled back amid fears of an economic slowdown in China. The declining euro relative to the U.S. dollar detracted from Index performance in U.S. dollar terms during the reporting period.

After several years of little or no growth, the Netherlands economy accelerated during the reporting period. Amid continued low interest rates, the country’s gross domestic product (GDP) rose 1.6% in the second quarter of 2015 after a 2.5% jump in the first quarter. Both GDP numbers were higher than any quarter since 2011. Rising retail sales and a rebounding housing market helped drive the gains. In August 2015, Netherlands retail sales showed their strongest growth since the 2008 financial crisis, along with the largest increase in construction spending in a decade. Online retail sales also recorded a notable increase in the reporting period.

Consumer confidence continued to rise during the reporting period, with the June 2015 figure well above the 20-year average. Household spending also rose, boosted by higher durable goods purchases. Unemployment in the Netherlands continued to decline, reaching 6.8% in June 2015, the lowest since early 2013.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Consumer Staples	29.59%
Financials	22.69
Industrials	14.25
Information Technology	10.69
Consumer Discretionary	9.87
Materials	7.86
Telecommunication Services	3.33
Energy	1.72

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Unilever NV CVA	17.45%
ING Groep NV CVA	15.82
ASML Holding NV	8.49
Koninklijke Philips NV	6.43
Heineken NV	4.87
Koninklijke Ahold NV	4.72
Akzo Nobel NV	4.44
RELX NV	4.20
Koninklijke KPN NV	3.33
Aegon NV	2.98

TOTAL	72.73%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.46)%	(7.20)%	(8.69)%	(7.46)%	(7.20)%	(8.69)%
5 Years	8.18%	8.37%	7.81%	48.13%	49.44%	45.68%
10 Years	7.05%	6.96%	6.87%	97.60%	96.03%	94.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio [b]
$1,000.00	$902.70	$6.33	$1,000.00	$1,018.50	$6.72	1.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.
[b]	Excluding the effect of the non-recurring professional fees for foreign withholding tax claims (See Note 7), the annualized expense ratio would have been 0.48%.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN ETF

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -7.46%, net of fees, while the total return for the Index was -8.69%.

Stocks of Sweden, as represented by the Index, declined in the reporting period.

Swedish stocks moved higher in early 2015 after a choppy start at the beginning of the reporting period. In the summer of 2015, Swedish markets began a downward trend that accelerated in the reporting period’s final month, as stocks worldwide declined on fears of an economic slowdown in China. The weak Swedish krona relative to the U.S. dollar hindered the Index’s performance in U.S. dollar terms. On a local currency basis, the Index delivered a positive return in the reporting period.

The largest Nordic economy continued its recovery during the reporting period. Sweden’s gross domestic product (GDP) grew at a 3% annualized rate in the second quarter of 2015, continuing a multi-year upward trend. Late in the reporting period, the Swedish government raised its economic growth forecasts for 2015 and beyond, although it warned of risk from slowing growth in emerging markets and China.

Sweden’s benchmark interest rate reached negative territory in the reporting period, as the country’s central bank cut rates to spur inflation amid falling oil and commodity prices worldwide. Weakness in the krona, along with interest rate cuts, helped Swedish exporting companies during the reporting period. In the domestic market, business confidence improved in the construction, retail and service industries. Consumer spending also remained relatively strong during the reporting period, as retail sales grew at nearly 6% on an annual basis as of July 2015.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	33.93%
Industrials	26.28
Consumer Discretionary	12.74
Information Technology	10.52
Consumer Staples	7.08
Telecommunication Services	6.16
Materials	1.26
Health Care	1.24
Energy	0.79

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Hennes & Mauritz AB Class B	10.11%
Nordea Bank AB	9.94
Telefonaktiebolaget LM Ericsson Class B	8.20
Svenska Handelsbanken AB Class A	6.19
Swedbank AB Class A	5.72
Assa Abloy AB	4.90
Skandinaviska Enskilda Banken AB Class A	4.83
Atlas Copco AB Class A	4.70
Svenska Cellulosa AB SCA Class B	4.65
Volvo AB Class B	4.63

TOTAL	63.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2015

Security	Shares	Value

COMMON STOCKS — 98.33%

AEROSPACE & DEFENSE — 0.86%
FACC AGa,b	67,772	$482,210

		482,210
AIR FREIGHT & LOGISTICS — 3.64%
Oesterreichische Post AG	53,082	2,042,190

		2,042,190
BANKS — 23.41%
Erste Group Bank AGa	367,055	10,921,673
Raiffeisen Bank International AGa,b	164,217	2,220,942

		13,142,615
BUILDING PRODUCTS — 4.40%
Wienerberger AG	138,915	2,470,232

		2,470,232
CHEMICALS — 1.85%
Lenzing AG	14,961	1,039,188

		1,039,188
CONSTRUCTION & ENGINEERING — 0.97%
Porr AG	20,492	547,167

		547,167
CONSTRUCTION MATERIALS — 1.71%
RHI AG	46,053	961,352

		961,352
CONTAINERS & PACKAGING — 3.14%
Mayr Melnhof Karton AG	15,006	1,762,971

		1,762,971
ELECTRIC UTILITIES — 1.45%
EVN AG	73,336	813,512

		813,512
ELECTRICAL EQUIPMENT — 2.49%
Zumtobel Group AG	48,479	1,394,956

		1,394,956
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.42%
Austria Technologie & Systemtechnik AG	54,087	860,584
Kapsch TrafficCom AGa	16,265	497,358

		1,357,942
ENERGY EQUIPMENT & SERVICES — 1.94%
Schoeller-Bleckmann Oilfield Equipment AG	19,922	1,087,110

		1,087,110

Security	Shares	Value

HOTELS, RESTAURANTS & LEISURE — 1.86%
DO & CO AG	11,088	$1,043,624

		1,043,624
INSURANCE — 2.98%
UNIQA Insurance Group AG	200,352	1,672,258

		1,672,258
MACHINERY — 10.82%
Andritz AG	92,624	4,433,702
Palfinger AG	30,251	821,983
Semperit AG Holding	20,844	815,114

		6,070,799
METALS & MINING — 8.95%
Voestalpine AG	137,547	5,024,357

		5,024,357
OIL, GAS & CONSUMABLE FUELS — 7.87%
OMV AG	172,699	4,419,749

		4,419,749
REAL ESTATE MANAGEMENT & DEVELOPMENT — 15.90%
BUWOG AG	90,000	1,902,440
CA Immobilien Anlagen AG	119,504	2,222,140
Conwert Immobilien Invest SEa	110,053	1,427,980
IMMOEAST AG Escrow[a]	998,769	11
IMMOFINANZ AGa	989,411	2,462,278
IMMOFINANZ AG Escrow[a]	897,599	10
S IMMO AG	105,215	908,133

		8,922,992
TRANSPORTATION INFRASTRUCTURE — 1.67%
Flughafen Wien AG	10,243	936,546

		936,546

TOTAL COMMON STOCKS
(Cost: $78,916,918)		55,191,770

SHORT-TERM INVESTMENTS — 4.60%

MONEY MARKET FUNDS — 4.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	2,440,506	2,440,506
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	140,146	140,146

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2015

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	186	$186

		2,580,838

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,580,838)		2,580,838

TOTAL INVESTMENTS IN SECURITIES — 102.93%
(Cost: $81,497,756)		57,772,608
Other Assets, Less Liabilities — (2.93)%		(1,642,609)

NET ASSETS — 100.00%		$56,129,999

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2015

Security	Shares	Value

COMMON STOCKS — 99.85%

AIR FREIGHT & LOGISTICS — 1.55%
bpost SA	97,503	$2,375,140

		2,375,140
BANKS — 8.91%
KBC Groep NV	206,537	13,693,396

		13,693,396
BEVERAGES — 22.53%
Anheuser-Busch InBev SA/NV	316,965	34,613,813

		34,613,813
BIOTECHNOLOGY — 3.13%
Ablynx NVa,b	135,140	1,907,189
Galapagos NVa	48,106	2,910,210

		4,817,399
CAPITAL MARKETS — 1.92%
BHF Kleinwort Benson Group[a]	230,968	1,425,209
Gimv NV	32,325	1,532,113

		2,957,322
CHEMICALS — 7.93%
Solvay SA	50,494	5,935,086
Tessenderlo Chemie NVa	59,858	2,114,409
Umicore SA	103,596	4,138,807

		12,188,302
COMMUNICATIONS EQUIPMENT — 0.57%
EVS Broadcast Equipment SA	31,211	873,948

		873,948
CONSTRUCTION & ENGINEERING — 1.32%
Cie. d’Entreprises CFE	16,139	2,025,379

		2,025,379
DISTRIBUTORS — 0.97%
D’ieteren SA/NV	40,296	1,486,844

		1,486,844
DIVERSIFIED FINANCIAL SERVICES — 7.61%
Ackermans & van Haaren NV	26,654	3,948,258
Groupe Bruxelles Lambert SA	71,596	5,555,463
KBC Ancora	54,719	2,190,700

		11,694,421
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.51%
Proximus	149,953	5,392,675

		5,392,675
ELECTRIC UTILITIES — 1.22%
Elia System Operator SA/NV	41,529	1,876,918

		1,876,918

Security	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.85%
Barco NV	21,166	$1,311,285

		1,311,285
FOOD & STAPLES RETAILING — 7.59%
Colruyt SA	73,512	3,583,514
Delhaize Group	90,187	8,075,266

		11,658,780
HEALTH CARE EQUIPMENT & SUPPLIES — 1.24%
Ion Beam Applications	61,338	1,900,706

		1,900,706
HEALTH CARE PROVIDERS & SERVICES — 0.80%
Fagron	46,265	1,228,606

		1,228,606
HEALTH CARE TECHNOLOGY — 1.08%
AGFA-Gevaert NVa	545,864	1,661,215

		1,661,215
INSURANCE — 4.54%
Ageas	170,450	6,971,105

		6,971,105
IT SERVICES — 0.86%
Econocom Group SA/NV	149,400	1,316,957

		1,316,957
MARINE — 0.61%
Cie. Maritime Belge SAa	62,081	939,083

		939,083
MEDIA — 3.23%
Kinepolis Group NV	44,162	1,825,694
Telenet Group Holding NVa	55,709	3,136,077

		4,961,771
METALS & MINING — 2.11%
Bekaert SA	56,986	1,651,872
Nyrstar NVa,b	634,537	1,593,347

		3,245,219
OIL, GAS & CONSUMABLE FUELS — 2.33%
Euronav NV	182,740	2,437,669
Exmar NV	100,894	1,148,040

		3,585,709
PERSONAL PRODUCTS — 1.46%
Ontex Group NV	71,941	2,247,403

		2,247,403
PHARMACEUTICALS — 5.33%
UCB SA	108,209	8,189,100

		8,189,100

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2015

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.40%
Befimmo SA	27,196	$1,676,021
Cofinimmo SA	24,016	2,517,961
Intervest Offices & Warehouses NV	35,877	899,077
Warehouses De Pauw CVA	20,921	1,666,959

		6,760,018
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.36%
Melexis NV	41,923	2,086,382

		2,086,382
WIRELESS TELECOMMUNICATION SERVICES — 0.89%
Mobistar SAa	65,872	1,370,643

		1,370,643

TOTAL COMMON STOCKS
(Cost: $164,825,699)		153,429,539

SHORT-TERM INVESTMENTS — 1.39%

MONEY MARKET FUNDS — 1.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	2,003,672	2,003,672
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	115,061	115,061
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	19,869	19,869

		2,138,602

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,138,602)		2,138,602

TOTAL INVESTMENTS IN SECURITIES — 101.24%
(Cost: $166,964,301)		155,568,141
Other Assets, Less Liabilities — (1.24)%		(1,909,368)

NET ASSETS — 100.00%		$153,658,773

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE ETF

August 31, 2015

Security	Shares	Value

COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 6.04%
Airbus Group SE	167,466	$10,900,333
Safran SA	83,023	6,476,557
Thales SA	29,643	2,039,731
Zodiac Aerospace	57,526	1,747,130

		21,163,751
AIR FREIGHT & LOGISTICS — 0.38%
Bollore SA	246,975	1,333,311

		1,333,311
AUTO COMPONENTS — 2.27%
Cie. Generale des Etablissements Michelin Class B	52,990	5,123,493
Valeo SA	22,628	2,839,722

		7,963,215
AUTOMOBILES — 1.90%
Peugeot SAa	123,269	2,127,092
Renault SA	54,685	4,539,830

		6,666,922
BANKS — 9.91%
BNP Paribas SA	301,126	18,986,149
Credit Agricole SA	293,261	3,971,117
Natixis SA	266,875	1,692,529
Societe Generale SA	206,242	10,042,194

		34,691,989
BEVERAGES — 1.92%
Pernod Ricard SA	60,316	6,320,461
Remy Cointreau SA	6,981	413,482

		6,733,943
BUILDING PRODUCTS — 1.78%
Cie. de Saint-Gobain	135,835	6,234,999

		6,234,999
CHEMICALS — 3.72%
Air Liquide SA	97,765	11,704,953
Arkema SA	18,697	1,317,963

		13,022,916
COMMERCIAL SERVICES & SUPPLIES — 0.73%
Edenred	58,736	1,244,208
Societe BIC SA	8,202	1,299,973

		2,544,181
COMMUNICATIONS EQUIPMENT — 0.75%
Alcatel-Lucent[a]	781,732	2,622,536

		2,622,536

Security	Shares	Value

CONSTRUCTION & ENGINEERING — 3.12%
Bouygues SA	57,557	$2,188,879
Vinci SA	135,761	8,733,218

		10,922,097
CONSTRUCTION MATERIALS — 0.20%
Imerys SA	10,143	698,621

		698,621
DIVERSIFIED FINANCIAL SERVICES — 0.51%
Eurazeo SA	11,449	742,776
Wendel SA	8,219	1,053,093

		1,795,869
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.03%
Iliad SA	7,502	1,692,125
Orange SA	564,829	8,917,430

		10,609,555
ELECTRIC UTILITIES — 0.42%
Electricite de France SA	68,611	1,482,988

		1,482,988
ELECTRICAL EQUIPMENT — 4.64%
Alstom SAa	61,833	1,917,084
Legrand SA	75,665	4,360,369
Schneider Electric SE	157,864	9,964,020

		16,241,473
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.55%
Ingenico Group	15,560	1,924,821

		1,924,821
ENERGY EQUIPMENT & SERVICES — 0.46%
Technip SA	29,711	1,616,619

		1,616,619
FOOD & STAPLES RETAILING — 1.75%
Carrefour SA	156,797	5,091,525
Casino Guichard Perrachon SA	16,220	1,025,042

		6,116,567
FOOD PRODUCTS — 2.92%
Danone SA	164,714	10,222,888

		10,222,888
HEALTH CARE EQUIPMENT & SUPPLIES — 1.99%
Essilor International SA	58,323	6,953,336

		6,953,336
HOTELS, RESTAURANTS & LEISURE — 1.48%
Accor SA	59,477	2,817,707
Sodexo SA	26,767	2,352,305

		5,170,012

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2015

Security	Shares	Value

INSURANCE — 4.67%
AXA SA	557,775	$14,046,576
CNP Assurances	49,207	758,126
SCOR SE	43,816	1,543,572

		16,348,274
IT SERVICES — 1.67%
Atos	24,597	1,866,702
Cap Gemini SA	44,225	3,970,274

		5,836,976
MEDIA — 5.48%
Eutelsat Communications SA	48,572	1,462,669
JCDecaux SA	21,288	764,018
Lagardere SCA	33,832	919,287
Numericable-SFR SAS[a]	27,784	1,427,245
Publicis Groupe SA	53,631	3,817,140
SES SA	89,948	2,668,328
Vivendi SA	329,216	8,132,101

		19,190,788
METALS & MINING — 0.63%
ArcelorMittal	281,564	2,189,202

		2,189,202
MULTI-UTILITIES — 3.36%
Engie	415,476	7,441,668
Suez Environnement Co.	84,804	1,528,443
Veolia Environnement SA	128,102	2,806,173

		11,776,284
OIL, GAS & CONSUMABLE FUELS — 8.01%
Total SA	613,138	28,033,888

		28,033,888
PERSONAL PRODUCTS — 3.50%
L’Oreal SA	71,594	12,249,755

		12,249,755
PHARMACEUTICALS — 9.44%
Sanofi	334,611	33,057,711

		33,057,711
PROFESSIONAL SERVICES — 0.49%
Bureau Veritas SA	75,638	1,725,134

		1,725,134
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.50%
Fonciere des Regions	8,591	715,902
Gecina SA	9,896	1,246,343
ICADE	9,538	682,386
Klepierre	53,510	2,351,550

Security	Shares	Value

Unibail-Rodamco SE	28,001	$7,255,494

		12,251,675
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.37%
STMicroelectronics NV	179,663	1,303,095

		1,303,095
SOFTWARE — 0.72%
Dassault Systemes	36,348	2,520,651

		2,520,651
TEXTILES, APPAREL & LUXURY GOODS — 6.41%
Christian Dior SE	15,523	2,876,888
Hermes International	7,497	2,659,982
Kering	21,560	3,690,130
LVMH Moet Hennessy Louis Vuitton SE	79,401	13,225,211

		22,452,211
TRADING COMPANIES & DISTRIBUTORS — 0.37%
Rexel SA	83,700	1,282,521

		1,282,521
TRANSPORTATION INFRASTRUCTURE — 0.79%
Aeroports de Paris	8,447	968,728
Groupe Eurotunnel SE Registered	133,294	1,801,979

		2,770,707

TOTAL COMMON STOCKS
(Cost: $410,521,987)		349,721,481

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	124,496	124,496

		124,496

TOTAL SHORT-TERM INVESTMENTS
(Cost: $124,496)		124,496

TOTAL INVESTMENTS IN SECURITIES — 99.92%
(Cost: $410,646,483)		349,845,977
Other Assets, Less Liabilities — 0.08%		293,017

NET ASSETS — 100.00%		$350,138,994

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NETHERLANDS ETF

August 31, 2015

Security	Shares	Value

COMMON STOCKS — 99.65%

AIR FREIGHT & LOGISTICS — 1.56%
PostNL NVa	207,517	$782,904
TNT Express NV	232,225	1,960,928

		2,743,832
BANKS — 15.77%
ING Groep NV CVA	1,817,752	27,792,006

		27,792,006
BEVERAGES — 6.72%
Heineken Holding NV	47,339	3,299,295
Heineken NV	108,263	8,552,260

		11,851,555
CAPITAL MARKETS — 0.13%
BinckBank NV	26,602	223,855

		223,855
CHEMICALS — 7.83%
Akzo Nobel NV	115,415	7,803,317
Koninklijke DSM NV	85,239	4,480,387
Koninklijke Ten Cate NV	12,873	346,830
OCI NVa	39,615	1,166,532

		13,797,066
CONSTRUCTION & ENGINEERING — 2.07%
Arcadis NV	31,178	782,542
Boskalis Westminster NV	40,474	2,105,652
Grontmij NVa	33,037	164,471
Koninklijke BAM Groep NVa	108,120	598,231

		3,650,896
DIVERSIFIED FINANCIAL SERVICES — 0.00%
SNS REAAL NVa,b	68,952	1

		1
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.32%
Koninklijke KPN NV	1,505,378	5,856,485

		5,856,485
ELECTRICAL EQUIPMENT — 0.45%
Kendrion NV	5,150	138,465
TKH Group NV	16,877	654,309

		792,774
ENERGY EQUIPMENT & SERVICES — 0.95%
Fugro NV CVA[a,b]	31,894	665,784
SBM Offshore NVa	83,953	1,001,838

		1,667,622

Security	Shares	Value

FOOD & STAPLES RETAILING — 4.81%
Amsterdam Commodities NV	7,868	$189,414
Koninklijke Ahold NV	420,323	8,296,168

		8,485,582
FOOD PRODUCTS — 0.56%
Corbion NV	27,747	609,374
Wessanen	35,754	377,387

		986,761
HOUSEHOLD DURABLES — 0.27%
TomTom NVa,b	47,772	479,134

		479,134
INDUSTRIAL CONGLOMERATES — 6.40%
Koninklijke Philips NV	439,488	11,286,866

		11,286,866
INSURANCE — 5.16%
Aegon NV	851,512	5,234,296
Delta Lloyd NV	103,114	1,093,810
NN Group NV	90,673	2,766,034

		9,094,140
LEISURE PRODUCTS — 0.12%
Accell Group	10,157	217,831

		217,831
MACHINERY — 0.82%
Aalberts Industries NV	46,767	1,452,071

		1,452,071
MEDIA — 9.44%
Altice NV Class Aa,b	122,421	3,487,616
Altice NV Class Ba,b	40,759	1,277,859
RELX NV	479,114	7,373,594
Wolters Kluwer NV	142,015	4,495,359

		16,634,428
OIL, GAS & CONSUMABLE FUELS — 0.77%
Koninklijke Vopak NV	33,037	1,359,299

		1,359,299
PERSONAL PRODUCTS — 17.39%
Unilever NV CVA	765,704	30,659,596

		30,659,596
PROFESSIONAL SERVICES — 2.50%
Brunel International NV	9,297	162,510
Randstad Holding NV	60,216	3,802,047
USG People NV	30,464	449,898

		4,414,455

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS ETF

August 31, 2015

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.56%
Eurocommercial Properties NV	22,456	$995,155
NSI NV	60,495	254,802
VastNed Retail NV	9,012	410,936
Wereldhave NV	18,886	1,080,096

		2,740,989
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 9.12%
ASM International NV	23,742	894,257
ASML Holding NV	162,882	14,907,353
BE Semiconductor Industries NV	14,159	278,116

		16,079,726
SOFTWARE — 1.54%
Gemalto NVb	37,614	2,705,804

		2,705,804
TRADING COMPANIES & DISTRIBUTORS — 0.39%
IMCD Group NV	18,533	689,438

		689,438

TOTAL COMMON STOCKS
(Cost: $197,090,350)		175,662,212

SHORT-TERM INVESTMENTS — 2.70%

MONEY MARKET FUNDS — 2.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	4,495,660	4,495,660
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	258,163	258,163
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	2,192	2,192

		4,756,015

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,756,015)		4,756,015

TOTAL INVESTMENTS IN SECURITIES — 102.35%
(Cost: $201,846,365)		180,418,227
Other Assets, Less Liabilities — (2.35)%		(4,135,986)

NET ASSETS — 100.00%		$176,282,241

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWEDEN ETF

August 31, 2015

Security	Shares	Value

COMMON STOCKS — 98.84%

BANKS — 26.37%
Nordea Bank AB	2,755,733	$32,541,698
Skandinaviska Enskilda Banken AB Class A	1,360,969	15,806,664
Svenska Handelsbanken AB Class A	1,360,641	20,284,740
Swedbank AB Class A	822,364	18,743,726

		87,376,828
BUILDING PRODUCTS — 4.84%
Assa Abloy AB	840,239	16,051,706

		16,051,706
COMMERCIAL SERVICES & SUPPLIES — 1.11%
Securitas AB Class B	288,674	3,674,234

		3,674,234
COMMUNICATIONS EQUIPMENT — 8.11%
Telefonaktiebolaget LM Ericsson Class B	2,762,132	26,871,807

		26,871,807
CONSTRUCTION & ENGINEERING — 2.07%
Skanska AB Class B	351,265	6,871,924

		6,871,924
DIVERSIFIED FINANCIAL SERVICES — 7.17%
Industrivarden AB Class C	152,295	2,767,613
Investment AB Kinnevik Class B	214,417	6,046,963
Investor AB Class B	415,727	14,938,294

		23,752,870
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.01%
TeliaSonera AB	2,360,412	13,291,357

		13,291,357
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.29%
Hexagon AB Class B	235,706	7,577,926

		7,577,926
FOOD & STAPLES RETAILING — 0.79%
ICA Gruppen AB	70,859	2,626,341

		2,626,341
HEALTH CARE EQUIPMENT & SUPPLIES — 1.22%
Getinge AB Class B	182,522	4,048,277

		4,048,277
HOUSEHOLD DURABLES — 2.60%
Electrolux AB Class B	218,743	6,163,808

Security	Shares	Value

Husqvarna AB Class B	380,655	$2,467,343

		8,631,151
HOUSEHOLD PRODUCTS — 4.60%
Svenska Cellulosa AB SCA Class B	535,236	15,227,126

		15,227,126
MACHINERY — 17.95%
Alfa Laval AB	270,115	4,545,820
Atlas Copco AB Class A	611,716	15,391,576
Atlas Copco AB Class B	355,188	8,087,248
Sandvik AB	970,868	9,359,418
SKF AB Class B	363,280	6,931,444
Volvo AB Class B	1,397,304	15,166,518

		59,482,024
METALS & MINING — 1.25%
Boliden AB	250,488	4,129,904

		4,129,904
OIL, GAS & CONSUMABLE FUELS — 0.78%
Lundin Petroleum ABa	198,976	2,593,529

		2,593,529
SPECIALTY RETAIL — 9.99%
Hennes & Mauritz AB Class B	862,145	33,102,954

		33,102,954
TOBACCO — 1.61%
Swedish Match AB	180,853	5,334,846

		5,334,846
WIRELESS TELECOMMUNICATION SERVICES — 2.08%
Millicom International Cellular SA SDR	60,382	4,020,604
Tele2 AB Class B	291,504	2,873,729

		6,894,333

TOTAL COMMON STOCKS
(Cost: $386,521,516)		327,539,137

SHORT-TERM INVESTMENTS — 0.66%

MONEY MARKET FUNDS — 0.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	2,077,890	2,077,890
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[b,c,d]	119,323	119,323

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN ETF

August 31, 2015

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	9,417	$9,417

		2,206,630

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,206,630)		2,206,630

TOTAL INVESTMENTS IN SECURITIES — 99.50%
(Cost: $388,728,146)		329,745,767
Other Assets, Less Liabilities — 0.50%		1,641,168

NET ASSETS — 100.00%		$331,386,935

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2015

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI France ETF

ASSETS
Investments, at cost:
Unaffiliated	$78,916,918	$164,825,699	$410,521,987
Affiliated (Note 2)	2,580,838	2,138,602	124,496

Total cost of investments	$81,497,756	$166,964,301	$410,646,483

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$55,191,770	$153,429,539	$349,721,481
Affiliated (Note 2)	2,580,838	2,138,602	124,496

Total fair value of investments	57,772,608	155,568,141	349,845,977
Foreign currency, at value[b]	2,033	248,879	166,760
Receivables:
Investment securities sold	877,805	2,727,899	2,515,054
Dividends, reclaims and interest	923,827	160,694	9,888

Total Assets	59,576,273	158,705,613	352,537,679

LIABILITIES
Payables:
Investment securities purchased	713,319	2,858,241	2,253,686
Collateral for securities on loan (Note 1)	2,580,652	2,118,733	—
Capital shares redeemed	—	3,036	—
Securities related to in-kind transactions (Note 4)	128,135	—	—
Investment advisory fees (Note 2)	24,168	66,830	144,999

Total Liabilities	3,446,274	5,046,840	2,398,685

NET ASSETS	$56,129,999	$153,658,773	$350,138,994

Net assets consist of:
Paid-in capital	$157,674,313	$219,824,310	$463,424,658
Undistributed (distributions in excess of) net investment income	(8,898)	(33,754)	178,273
Accumulated net realized loss	(77,640,785)	(54,739,873)	(52,668,767)
Net unrealized depreciation	(23,894,631)	(11,391,910)	(60,795,170)

NET ASSETS	$56,129,999	$153,658,773	$350,138,994

Shares outstanding[c]	3,600,000	9,040,000	14,000,000

Net asset value per share	$15.59	$17.00	$25.01

[a]	Securities on loan with values of $2,367,648, $1,976,621 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $1,982, $245,383 and $161,722, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Netherlands ETF	iShares MSCI Sweden ETF

ASSETS
Investments, at cost:
Unaffiliated	$197,090,350	$386,521,516
Affiliated (Note 2)	4,756,015	2,206,630

Total cost of investments	$201,846,365	$388,728,146

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$175,662,212	$327,539,137
Affiliated (Note 2)	4,756,015	2,206,630

Total fair value of investments	180,418,227	329,745,767
Foreign currency, at value[b]	245,478	171,773
Receivables:
Investment securities sold	370,049	3,997,179
Dividends, reclaims and interest	442,362	6,072
Foreign withholding tax claims (Note 7)	—	10,687,615

Total Assets	181,476,116	344,608,406

LIABILITIES
Payables:
Investment securities purchased	166,037	928,010
Collateral for securities on loan (Note 1)	4,753,823	2,197,213
Securities related to in-kind transactions (Note 4)	195,085	—
IRS compliance fee for foreign withholding tax claims (Note 7)	—	8,773,929
Professional fees (Note 7)	—	1,180,411
Investment advisory fees (Note 2)	78,930	141,908

Total Liabilities	5,193,875	13,221,471

NET ASSETS	$176,282,241	$331,386,935

Net assets consist of:
Paid-in capital	$240,685,110	$436,560,700
Undistributed (distributions in excess of) net investment income	932,094	(364,097)
Accumulated net realized loss	(43,913,162)	(45,827,453)
Net unrealized depreciation	(21,421,801)	(58,982,215)

NET ASSETS	$176,282,241	$331,386,935

Shares outstanding[c]	7,200,000	10,950,000

Net asset value per share	$24.48	$30.26

[a]	Securities on loan with values of $4,521,737 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $245,338 and $171,533, respectively.
[c]	$0.001 par value, number of shares authorized: 255 million and 63.6 million, respectively.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI France ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,198,225	$4,035,501	$10,957,581
Interest — affiliated (Note 2)	3	5	14
Securities lending income — affiliated — net (Note 2)	36,280	52,649	17,784

Total investment income	1,234,508	4,088,155	10,975,379

EXPENSES
Investment advisory fees (Note 2)	292,186	784,484	1,578,364

Total expenses	292,186	784,484	1,578,364

Net investment income	942,322	3,303,671	9,397,015

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,723,219)	(2,451,548)	(12,077,752)
In-kind redemptions — unaffiliated	159,327	19,898,997	2,356,096
Foreign currency transactions	(1,967)	1,800	(27,181)

Net realized gain (loss)	(5,565,859)	17,449,249	(9,748,837)

Net change in unrealized appreciation/depreciation on:
Investments	(2,282,419)	(19,230,279)	(18,688,629)
Translation of assets and liabilities in foreign currencies	(137,435)	5,262	10,396

Net change in unrealized appreciation/depreciation	(2,419,854)	(19,225,017)	(18,678,233)

Net realized and unrealized loss	(7,985,713)	(1,775,768)	(28,427,070)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,043,391)	$1,527,903	$(19,030,055)

[a]	Net of foreign withholding tax of $188,685, $707,058 and $1,817,039, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Netherlands ETF	iShares MSCI Sweden ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,997,276	$11,548,699
Interest — affiliated (Note 2)	5	10
Securities lending income — affiliated — net (Note 2)	114,211	21,864
Other income	—	117,511
Foreign withholding tax claims (Note 7)	—	15,358,761

	4,111,492	27,046,845
Less: IRS compliance fee for foreign withholding tax claims (Note 7)	—	(8,773,929)

Total investment income	4,111,492	18,272,916

EXPENSES
Investment advisory fees (Note 2)	789,963	1,789,253
Professional fees (Note 7)	—	1,647,526

Total expenses	789,963	3,436,779

Net investment income	3,321,529	14,836,137

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,766,667)	(5,337,220)
In-kind redemptions — unaffiliated	6,979,786	24,373,448
Foreign currency transactions	(18,367)	(94,691)

Net realized gain	4,194,752	18,941,537

Net change in unrealized appreciation/depreciation on:
Investments	(11,194,318)	(66,315,999)
Translation of assets and liabilities in foreign currencies	12,662	3,263

Net change in unrealized appreciation/depreciation	(11,181,656)	(66,312,736)

Net realized and unrealized loss	(6,986,904)	(47,371,199)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,665,375)	$(32,535,062)

[a]	Net of foreign withholding tax of $658,785 and $1,900,090, respectively.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Capped ETF		iShares MSCI Belgium Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$942,322	$2,320,187	$3,303,671	$1,594,797
Net realized gain (loss)	(5,565,859)	(6,160,727)	17,449,249	3,217,627
Net change in unrealized appreciation/depreciation	(2,419,854)	7,652,437	(19,225,017)	8,276,454

Net increase (decrease) in net assets resulting from operations	(7,043,391)	3,811,897	1,527,903	13,088,878

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,034,120)	(2,505,599)	(3,622,114)	(2,704,438)

Total distributions to shareholders	(1,034,120)	(2,505,599)	(3,622,114)	(2,704,438)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,333,036	99,089,245	165,245,124	110,895,731
Cost of shares redeemed	(17,295,697)	(119,448,599)	(174,257,196)	(27,730,866)

Net increase (decrease) in net assets from capital share transactions	1,037,339	(20,359,354)	(9,012,072)	83,164,865

INCREASE (DECREASE) IN NET ASSETS	(7,040,172)	(19,053,056)	(11,106,283)	93,549,305

NET ASSETS
Beginning of year	63,170,171	82,223,227	164,765,056	71,215,751

End of year	$56,129,999	$63,170,171	$153,658,773	$164,765,056

Distributions in excess of net investment income included in net assets at end of year	$(8,898)	$(28)	$(33,754)	$(626,047)

SHARES ISSUED AND REDEEMED
Shares sold	1,100,000	5,000,000	9,600,000	6,520,000
Shares redeemed	(1,100,000)	(6,000,000)	(10,240,000)	(1,800,000)

Net increase (decrease) in shares outstanding	—	(1,000,000)	(640,000)	4,720,000

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI France ETF		iShares MSCI Netherlands ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,397,015	$10,478,223	$3,321,529	$4,710,761
Net realized gain (loss)	(9,748,837)	47,950,371	4,194,752	28,496,610
Net change in unrealized appreciation/depreciation	(18,678,233)	9,095,863	(11,181,656)	(1,266,653)

Net increase (decrease) in net assets resulting from operations	(19,030,055)	67,524,457	(3,665,375)	31,940,718

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,469,883)	(10,305,702)	(2,772,645)	(5,077,158)

Total distributions to shareholders	(9,469,883)	(10,305,702)	(2,772,645)	(5,077,158)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	212,178,798	84,933,809	119,225,740	53,331,509
Cost of shares redeemed	(115,462,686)	(387,069,111)	(101,596,983)	(168,493,467)

Net increase (decrease) in net assets from capital share transactions	96,716,112	(302,135,302)	17,628,757	(115,161,958)

INCREASE (DECREASE) IN NET ASSETS	68,216,174	(244,916,547)	11,190,737	(88,298,398)

NET ASSETS
Beginning of year	281,922,820	526,839,367	165,091,504	253,389,902

End of year	$350,138,994	$281,922,820	$176,282,241	$165,091,504

Undistributed net investment income included in net assets at end of year	$178,273	$275,842	$932,094	$401,577

SHARES ISSUED AND REDEEMED
Shares sold	8,200,000	3,000,000	4,600,000	2,200,000
Shares redeemed	(4,400,000)	(14,000,000)	(4,100,000)	(6,750,000)

Net increase (decrease) in shares outstanding	3,800,000	(11,000,000)	500,000	(4,550,000)

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Sweden ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,836,137	$14,699,921
Net realized gain	18,941,537	30,778,353
Net change in unrealized appreciation/depreciation	(66,312,736)	1,730,036

Net increase (decrease) in net assets resulting from operations	(32,535,062)	47,208,310

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,981,496)	(17,174,445)

Total distributions to shareholders	(16,981,496)	(17,174,445)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	177,749,987	101,532,730
Cost of shares redeemed	(201,102,502)	(161,316,482)

Net decrease in net assets from capital share transactions	(23,352,515)	(59,783,752)

DECREASE IN NET ASSETS	(72,869,073)	(29,749,887)

NET ASSETS
Beginning of year	404,256,008	434,005,895

End of year	$331,386,935	$404,256,008

Distributions in excess of net investment income included in net assets at end of year	$(364,097)	$(1,954,836)

SHARES ISSUED AND REDEEMED
Shares sold	5,250,000	2,850,000
Shares redeemed	(6,150,000)	(4,575,000)

Net decrease in shares outstanding	(900,000)	(1,725,000)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$17.55	$17.87	$14.53	$18.76	$17.27

Income from investment operations:
Net investment income[a]	0.25	0.52	0.32	0.35	0.42
Net realized and unrealized gain (loss)[b]	(1.96)	(0.18)	3.36	(4.09)	1.53

Total from investment operations	(1.71)	0.34	3.68	(3.74)	1.95

Less distributions from:
Net investment income	(0.25)	(0.66)	(0.34)	(0.49)	(0.46)

Total distributions	(0.25)	(0.66)	(0.34)	(0.49)	(0.46)

Net asset value, end of year	$15.59	$17.55	$17.87	$14.53	$18.76

Total return	(9.76)%	1.56%	25.49%	(19.81)%	10.92%

Ratios/Supplemental data:
Net assets, end of year (000s)	$56,130	$63,170	$82,223	$53,757	$136,974
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.52%	0.52%
Ratio of net investment income to average net assets	1.54%	2.64%	1.82%	2.32%	1.95%
Portfolio turnover rate[c]	18%	30%	26%	13%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$17.02	$14.36	$11.97	$12.60	$11.78

Income from investment operations:
Net investment income[a]	0.34	0.32	0.42	0.38	0.35
Net realized and unrealized gain (loss)[b]	(0.00)[c]	2.95	2.36	(0.33)	0.80

Total from investment operations	0.34	3.27	2.78	0.05	1.15

Less distributions from:
Net investment income	(0.36)	(0.61)	(0.39)	(0.67)	(0.33)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.36)	(0.61)	(0.39)	(0.68)	(0.33)

Net asset value, end of year	$17.00	$17.02	$14.36	$11.97	$12.60

Total return	1.95%	23.05%	23.43%	1.11%	9.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$153,659	$164,765	$71,216	$25,386	$31,256
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	2.01%	1.90%	3.01%	3.35%	2.56%
Portfolio turnover rate[d]	7%	13%	24%	19%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$27.64	$24.85	$20.70	$22.60	$21.03

Income from investment operations:
Net investment income[a]	0.74	0.66	0.69	0.59	0.86
Net realized and unrealized gain (loss)[b]	(2.69)	2.86	4.14	(1.80)	1.38

Total from investment operations	(1.95)	3.52	4.83	(1.21)	2.24

Less distributions from:
Net investment income	(0.68)	(0.73)	(0.68)	(0.69)	(0.67)
Return of capital	—	—	—	(0.00)[c]	—

Total distributions	(0.68)	(0.73)	(0.68)	(0.69)	(0.67)

Net asset value, end of year	$25.01	$27.64	$24.85	$20.70	$22.60

Total return	(7.17)%	14.07%	23.56%	(5.05)%	10.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$350,139	$281,923	$526,839	$401,626	$357,137
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	2.85%	2.36%	2.94%	2.91%	3.38%
Portfolio turnover rate[d]	6%	6%	5%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$24.64	$22.52	$18.23	$18.45	$17.89

Income from investment operations:
Net investment income[a]	0.50	0.45	0.44	0.39	0.48
Net realized and unrealized gain (loss)[b]	(0.27)	2.22	4.19	(0.08)	0.55

Total from investment operations	0.23	2.67	4.63	0.31	1.03

Less distributions from:
Net investment income	(0.39)	(0.55)	(0.34)	(0.53)	(0.47)

Total distributions	(0.39)	(0.55)	(0.34)	(0.53)	(0.47)

Net asset value, end of year	$24.48	$24.64	$22.52	$18.23	$18.45

Total return	0.87%	11.80%	25.57%	1.96%	5.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$176,282	$165,092	$253,390	$78,397	$121,740
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	2.01%	1.78%	2.09%	2.21%	2.26%
Portfolio turnover rate[c]	6%	7%	11%	10%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$34.11	$31.97	$27.32	$26.82	$24.46

Income from investment operations:
Net investment income[a]	1.30 [b]	1.04	0.97	0.83	1.18
Net realized and unrealized gain (loss)[c]	(3.75)	2.33	4.70	0.58	2.22

Total from investment operations	(2.45)	3.37	5.67	1.41	3.40

Less distributions from:
Net investment income	(1.40)	(1.23)	(1.02)	(0.86)	(1.04)
Return of capital	—	—	—	(0.05)	—

Total distributions	(1.40)	(1.23)	(1.02)	(0.91)	(1.04)

Net asset value, end of year	$30.26	$34.11	$31.97	$27.32	$26.82

Total return	(7.46)%[b]	10.49%	21.02%	5.57%	13.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$331,387	$404,256	$434,006	$370,832	$329,887
Ratio of expenses to average net assets	0.92%	0.48%	0.51%	0.53%	0.51%
Ratio of expenses to average net assets excluding the non-recurring professional fees for foreign withholding tax claims (Note 7)	0.48%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	3.97%[b]	2.97%	3.13%	3.17%	3.80%
Portfolio turnover rate[d]	4%	7%	7%	7%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fees and professional fees (See Note 7), which resulted in the following increases:

• Net investment income per share by $0.42
• Total return by 1.14%
• Ratio of net investment income to average net assets by 1.31%
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Austria Capped	Non-diversified
MSCI Belgium Capped	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Austria Capped
Investments:
Assets:
Common Stocks	$55,191,749	$—	$21	$55,191,770
Money Market Funds	2,580,838	—	—	2,580,838

Total	$57,772,587	$—	$21	$57,772,608

MSCI Belgium Capped
Investments:
Assets:
Common Stocks	$153,429,539	$—	$—	$153,429,539
Money Market Funds	2,138,602	—	—	2,138,602

Total	$155,568,141	$—	$—	$155,568,141

MSCI France
Investments:
Assets:
Common Stocks	$349,721,481	$—	$—	$349,721,481
Money Market Funds	124,496	—	—	124,496

Total	$349,845,977	$—	$—	$349,845,977

MSCI Netherlands
Investments:
Assets:
Common Stocks	$175,662,211	$—	$1	$175,662,212
Money Market Funds	4,756,015	—	—	4,756,015

Total	$180,418,226	$—	$1	$180,418,227

MSCI Sweden
Investments:
Assets:
Common Stocks	$327,539,137	$—	$—	$327,539,137
Money Market Funds	2,206,630	—	—	2,206,630

Total	$329,745,767	$—	$—	$329,745,767

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]		Net Amount
MSCI Austria Capped	$2,367,648	$2,367,648		$—
MSCI Belgium Capped	1,976,621	1,976,621		—
MSCI Netherlands	4,521,737	4,521,737		—
MSCI Sweden	—	2,197,213	[b]	2,197,213	[b]

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.
[b]	The Fund did not have any securities on loan as of August 31, 2015 and the cash collateral amount was returned by the Fund on the next business day.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Austria Capped	$9,744
MSCI Belgium Capped	15,730
MSCI France	5,659
MSCI Netherlands	24,309
MSCI Sweden	7,006

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$10,841,175	$10,977,352
MSCI Belgium Capped	12,380,259	10,909,969
MSCI France	29,974,873	20,815,907
MSCI Netherlands	13,240,058	10,368,980
MSCI Sweden	22,457,117	15,822,891

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria Capped	$18,017,057	$17,026,205
MSCI Belgium Capped	162,070,513	173,692,585
MSCI France	201,385,545	114,282,354
MSCI Netherlands	117,136,303	101,266,496
MSCI Sweden	165,007,326	200,763,902

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Austria Capped	$(12,345,714)	$82,928	$12,262,786
MSCI Belgium Capped	15,646,141	910,736	(16,556,877)
MSCI France	(954,291)	(24,701)	978,992
MSCI Netherlands	4,871,407	(18,367)	(4,853,040)
MSCI Sweden	17,703,642	3,736,098	(21,439,740)

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Austria Capped
Ordinary income	$1,034,120	$2,505,599

MSCI Belgium Capped
Ordinary income	$3,622,114	$2,704,438

MSCI France
Ordinary income	$9,469,883	$10,305,702

MSCI Netherlands
Ordinary income	$2,772,645	$5,077,158

MSCI Sweden
Ordinary income	$16,981,496	$17,174,445

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Austria Capped	$—	$(70,213,934)	$(29,096,277)	$(2,234,103)	$(101,544,314)
MSCI Belgium Capped	255,889	(49,678,711)	(14,945,945)	(1,796,770)	(66,165,537)
MSCI France	178,273	(37,327,969)	(72,862,960)	(3,273,008)	(113,285,664)
MSCI Netherlands	932,094	(40,642,817)	(24,031,454)	(660,692)	(64,402,869)
MSCI Sweden	—	(39,290,800)	(63,038,211)	(2,844,754)	(105,173,765)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax claims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Austria Capped	$30,039,704	$2,587,916	$7,102,366	$16,657,011	$13,826,937	$70,213,934
MSCI Belgium Capped	12,177,456	1,698,444	5,953,120	10,826,174	19,023,517	49,678,711
MSCI France	23,716,456	335,795	3,408,374	7,008,530	2,858,814	37,327,969
MSCI Netherlands	9,043,327	1,195,162	5,819,153	22,256,170	2,329,005	40,642,817
MSCI Sweden	11,775,552	100,015	13,686,746	8,483,510	5,244,977	39,290,800

[a]	Must be utililized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Austria Capped	$86,699,402	$848,585	$(29,775,379)	$(28,926,794)
MSCI Belgium Capped	170,518,336	6,030,508	(20,980,703)	(14,950,195)
MSCI France	422,714,273	4,814,925	(77,683,221)	(72,868,296)
MSCI Netherlands	204,456,018	2,155,030	(26,192,821)	(24,037,791)
MSCI Sweden	393,529,066	3,721,003	(67,504,302)	(63,783,299)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

In 2010 the iShares MSCI Sweden ETF (the “Fund”) filed claims to recover taxes withheld by Sweden on dividend income received during calendar years 2005 through 2009 on the basis that Sweden had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. In March 2015, the Fund received a favorable ruling from the Swedish Administrative Court. The Swedish Tax Authority did not appeal the ruling and the Fund successfully recovered taxes withheld by Sweden during calendar years 2005 through 2009. As a result of the favorable ruling, the Fund has recorded a receivable for claims on all taxes that have been withheld by Sweden since January 1, 2010. Swedish tax claims are disclosed in the statement of assets and liabilities and statement of operations as “Foreign withholding tax claims”. Professional fees associated with the filing of claims in Sweden resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund. The Fund has accrued estimated professional fees associated with the recovery of Swedish taxes withheld since January 1, 2010.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims from calendar years 2005 through 2014. Such amounts are disclosed in the statement of assets and liabilities and the statement of operations as “IRS compliance fee for foreign withholding tax claims”. The actual IRS compliance fee may differ from the estimate and that difference may be material.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Austria Capped	$1,376,391
MSCI Belgium Capped	4,261,485
MSCI France	12,766,886
MSCI Netherlands	4,606,756
MSCI Sweden	12,546,797

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria Capped	$1,386,910	$188,685
MSCI Belgium Capped	4,742,559	706,350
MSCI France	12,774,620	1,816,696
MSCI Netherlands	4,656,061	658,769
MSCI Sweden	13,566,300	26,569

TAX INFORMATION	51

Board Review and Approval of Investment Advisory

Contract

iSHARES® , INC.

I. iShares MSCI Austria Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Belgium Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

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applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI France ETF and iShares MSCI Netherlands ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Sweden ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria Capped ETF	$0.198622	$—	$0.054509	$0.253131	78%	—%	22%	100%
MSCI France ETF	0.675321	—	—	0.675321	100	—	—	100
MSCI Sweden ETF	1.397452	—	—	1.397452	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	13	0.94
Greater than 1.0% and Less than 1.5%	39	2.82
Greater than 0.5% and Less than 1.0%	175	12.67
Between 0.5% and –0.5%	913	66.07
Less than –0.5% and Greater than –1.0%	135	9.77
Less than –1.0% and Greater than –1.5%	49	3.55
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0%	4	0.29

	1,382	100.00%

iShares MSCI Belgium Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	36	2.60
Greater than 0.5% and Less than 1.0%	168	12.17
Between 0.5% and –0.5%	977	70.69
Less than –0.5% and Greater than –1.0%	112	8.10
Less than –1.0% and Greater than –1.5%	47	3.40
Less than –1.5% and Greater than –2.0%	9	0.65
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5%	3	0.22

	1,382	100.00%

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	15	1.09
Greater than 1.0% and Less than 1.5%	52	3.76
Greater than 0.5% and Less than 1.0%	200	14.47
Between 0.5% and –0.5%	932	67.45
Less than –0.5% and Greater than –1.0%	105	7.60
Less than –1.0% and Greater than –1.5%	39	2.82
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0%	2	0.14

	1,382	100.00%

iShares MSCI Netherlands ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	15	1.09
Greater than 1.0% and Less than 1.5%	41	2.97
Greater than 0.5% and Less than 1.0%	158	11.43
Between 0.5% and –0.5%	984	71.20
Less than –0.5% and Greater than –1.0%	113	8.18
Less than –1.0% and Greater than –1.5%	45	3.26
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Sweden ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	53	3.84
Greater than 0.5% and Less than 1.0%	188	13.61
Between 0.5% and –0.5%	879	63.61
Less than –0.5% and Greater than –1.0%	134	9.70
Less than –1.0% and Greater than –1.5%	54	3.91
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0%	1	0.07

	1,382	100.00%

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	69

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	73

Notes:

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-82-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Hong Kong ETF | EWH | NYSE Arca
➢	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
➢	iShares MSCI Malaysia ETF | EWM | NYSE Arca
➢	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
➢	iShares MSCI Singapore ETF | EWS | NYSE Arca
➢	iShares MSCI Taiwan ETF | EWT | NYSE Arca
➢	iShares MSCI Thailand Capped ETF | THD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply —primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil —experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.29)%	(9.78)%	(8.38)%	(9.29)%	(9.78)%	(8.38)%
5 Years	6.96%	6.83%	7.58%	39.97%	39.15%	44.07%
10 Years	7.28%	7.16%	7.90%	101.95%	99.60%	113.87%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$906.70	$2.26	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG ETF

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -9.29%, net of fees, while the total return for the Index was -8.38%.

Hong Kong equities, as represented by the Index, delivered negative results for the reporting period in an environment of high volatility. A slowdown in China’s GDP growth and unexpected devaluation of the Chinese currency late in the period accelerated declines, making the final month of the reporting period the worst for Hong Kong equities in nearly four years.

Within the Index, sector performance reflected the concerns regarding market turmoil and economic slowdown in China and around the world. The consumer discretionary sector declined substantially on an absolute basis and was the most significant detractor from returns. Retail sales declined for the fifth consecutive month in July 2015, as declining tourist traffic and volatility in equity markets curbed consumption. Consumer staples shares also detracted modestly for the reporting period.

The financials sector represented 63% of the Index on average during the reporting period. The sector’s absolute decline was modest, but, due to the large exposure to the sector, its impact on Index performance was meaningful. Within the sector, the real estate industry detracted most. Real estate property sales declined to their lowest level in 17 months in August 2015 as China’s equity market volatility and economic uncertainty largely dampened investor interest. The information technology, telecommunication services, and utilities sectors also detracted modestly during the reporting period.

At the other end of the spectrum, the industrials sector contributed positively to Index results. Manufacturing levels were generally positive for the reporting period. Levels declined sharply in August 2015, however, as the cooling economy in China, Hong Kong’s largest export partner by far, meant reduced export demand from Hong Kong.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	62.34%
Industrials	12.86
Utilities	12.54
Consumer Discretionary	9.56
Telecommunication Services	1.40
Consumer Staples	0.82
Information Technology	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

AIA Group Ltd.	18.33%
CK Hutchison Holdings Ltd.	9.92
Hong Kong Exchanges and Clearing Ltd.	7.25
Sun Hung Kai Properties Ltd.	6.12
Cheung Kong Property Holdings Ltd.	5.17
CLP Holdings Ltd.	4.29
Hang Seng Bank Ltd.	3.69
Hong Kong & China Gas Co. Ltd.	3.65
BOC Hong Kong Holdings Ltd.	3.38
Link REIT (The)	3.29

TOTAL	65.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.63%	2.42%	3.21%	2.63%	2.42%	3.21%
5 Years	9.35%	9.28%	9.85%	56.38%	55.86%	59.94%
Since Inception	4.10%	4.03%	4.50%	36.24%	35.51%	40.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/20/07. The first day of secondary market trading was 12/21/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,021.00	$2.39	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 2.63%, net of fees, while the total return for the Index was 3.21%.

As represented by the Index, Japanese small-cap stocks delivered a positive return for the reporting period while slightly trailing large-cap Japanese stocks. However, the Japanese yen depreciated by 14% relative to the U.S. dollar, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, Japan declined late in the reporting period, sparked by a sharp correction in China’s equity market.

Japan’s economy shrank in 2015’s second quarter, the first quarterly contraction since the third quarter of 2014. Several areas of the economy have shown signs of weakness, including automobile registrations and industrial production. In addition, slowing growth in China muted expectations for exports, despite a weaker Japanese yen, which tends to make the country’s exports less expensive. Nonetheless, the Japanese economy grew modestly overall for the 12 months ended June 30, 2015, due in part to the Bank of Japan’s aggressive economic stimulus measures. These efforts provided a favorable environment for equity market performance in Japan.

In U.S. dollar terms, consumer-based stocks generated the majority of the Index’s positive return during the reporting period. Retail sales were relatively weak in the first half of the reporting period until lower oil prices and improving sentiment helped spending in the second half of the reporting period. Within consumer sectors, the general retail and food retail industries delivered solid contributions to the Index’s return. On the downside, the financials sector was a modest detractor from performance during the reporting period. The energy sector declined sharply due to declining oil and gas prices, although the negative impact was limited by the sector’s less than 1% weight on average.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Industrials	24.85%
Financials	19.16
Consumer Discretionary	17.59
Consumer Staples	10.52
Materials	10.39
Information Technology	10.34
Health Care	5.78
Energy	0.72
Utilities	0.56
Telecommunication Services	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Haseko Corp.	0.56%
MISUMI Group Inc.	0.56
OBIC Co. Ltd.	0.55
Kaken Pharmaceutical Co. Ltd.	0.54
Orix JREIT Inc.	0.49
Nissan Chemical Industries Ltd.	0.49
Advance Residence Investment Corp.	0.48
Pigeon Corp.	0.47
Sohgo Security Services Co. Ltd.	0.46
Sojitz Corp.	0.46

TOTAL	5.06%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(34.62)%	(34.32)%	(34.49)%	(34.62)%	(34.32)%	(34.49)%
5 Years	(1.65)%	(1.53)%	(1.23)%	(7.97)%	(7.44)%	(6.01)%
10 Years	7.05%	6.98%	7.54%	97.66%	96.26%	106.96%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$759.60	$2.08	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA ETF

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -34.62%, net of fees, while the total return for the Index was -34.49%.

Malaysian equities, as represented by the Index, declined significantly for the reporting period in an environment of high volatility. A slowdown in China’s GDP growth and unexpected devaluation of the Chinese currency late in the reporting period accelerated declines. The Malaysian ringgit depreciated 25% relative to the U.S. dollar, meaningfully detracting from performance in dollar terms.

As with many countries that rely on trade with China for their economic livelihood, Malaysia was affected by the cooling of the Chinese economy. Internal political turmoil also caused concern for investors, as corruption allegations created doubts about both the country’s leadership and the independence of its central bank.

Other negative factors affecting Malaysia’s equity market performance included delays in the Trans-Pacific Partnership (TPP), in which Malaysia joined negotiations. The TPP is an agreement among a number of countries that seeks to lower trade barriers among member countries. Completing the agreement would help Malaysia to attract foreign investment, where flows are positive but lower than in previous years.

From the perspective of U.S. investors, most sectors within the Index experienced double-digit declines, and impact on Index results was largely a factor of Index weighting. The financials sector, the largest sector weighting in the Index at an average 33%, detracted the most from performance. The industrials, utilities, consumer discretionary, and consumer staples sectors also detracted meaningfully. The energy sector declined the most on absolute terms, as oil prices plummeted. Because it accounted for only an average 4% of the Index, however, its impact on performance was not as severe as some other sectors.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	31.75%
Industrials	14.25
Utilities	13.88
Telecommunication Services	11.98
Consumer Staples	8.84
Consumer Discretionary	8.62
Materials	4.58
Health Care	3.22
Energy	2.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Public Bank Bhd	10.13%
Malayan Banking Bhd	9.32
Tenaga Nasional Bhd	8.44
CIMB Group Holdings Bhd	5.68
Sime Darby Bhd	5.16
DiGi.Com Bhd	4.08
Petronas Chemicals Group Bhd	3.79
Axiata Group Bhd	3.54
Genting Bhd	3.43
Petronas Gas Bhd	3.29

TOTAL	56.86%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC ex JAPAN ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(22.19)%	(22.43)%	(21.85)%	(22.19)%	(22.43)%	(21.85)%
5 Years	3.69%	3.55%	4.13%	19.86%	19.06%	22.41%
10 Years	5.91%	5.72%	6.11%	77.62%	74.42%	80.98%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$837.60	$2.27	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -22.19%, net of fees, while the total return for the Index was -21.85%.

Countries represented in the Index collectively declined for the reporting period in an environment of high volatility. The Australian and Singaporean dollars depreciated 24% and 12%, respectively, relative to the U.S. dollar. As a result, returns on Australian and Singaporean investments were lower when translated back into U.S. dollars. The Hong Kong dollar is pegged to the U.S. dollar and therefore has no currency fluctuation versus the U.S. dollar.

The economies of countries included in the Index are dependent on China’s economic well-being for their own economic livelihood. As China’s economy cooled, so too did its demand for goods and services from its trading partners.

In U.S. dollar terms, Australia detracted from Index results as the country’s GDP growth slowed. Demand weakened for Australia’s top exports, leading to weak mining and manufacturing activity. In response, the Reserve Bank of Australia lowered interest rates twice in the reporting period.

Hong Kong detracted from Index returns, reflecting concerns regarding market turmoil and an economic slowdown in China. Retail sales declined for the fifth consecutive month in July 2015, as less tourist traffic and volatility in equity markets curbed consumption. Real estate property sales declined to their lowest level in 17 months in August 2015, affected by weakness in mainland China’s economy and financial markets.

Singapore detracted from Index performance. Government regulations put in place in previous reporting periods to cool the real estate market continued to have an effect, as the housing market experienced its seventh consecutive quarterly decline in the second quarter of 2015. Singapore’s industrial production levels fell as non-oil exports to China sank, leading to slower economic growth.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	55.49%
Industrials	9.50
Materials	9.25
Consumer Staples	5.34
Utilities	5.14
Consumer Discretionary	4.69
Telecommunication Services	3.87
Health Care	3.75
Energy	2.58
Information Technology	0.39

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/15

Country	Percentage of Total Investments*

Australia	59.52%
Hong Kong	27.40
Singapore	11.77
New Zealand	1.31

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(21.27)%	(21.71)%	(21.15)%	(21.27)%	(21.71)%	(21.15)%
5 Years	1.10%	1.00%	1.43%	5.64%	5.08%	7.35%
10 Years	7.24%	7.10%	7.51%	101.16%	98.60%	106.28%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$842.20	$2.18	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE ETF

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -21.27%, net of fees, while the total return for the Index was -21.15%.

Singaporean equities, as represented by the Index, delivered negative results for the reporting period in an environment of high volatility. A slowdown in China’s GDP growth and unexpected devaluation of the Chinese currency in the final weeks of the reporting period accelerated declines. In addition, the Singaporean dollar depreciated 12% relative to the U.S. dollar. As a result, returns on Singaporean investments were lower when translated back into U.S. dollars.

In U.S. dollar terms, every sector within the Index experienced double-digit declines for the reporting period. The financials sector’s decline was one of the least severe relative to other sectors, but, because it accounted for more than half of the Index on average during the reporting period, it was the largest detractor from Index results by a wide margin.

The financials sector in Singapore has significant exposure to real estate. Government regulations put in place in previous reporting periods to cool the real estate market continued to have an effect, as the housing market experienced its seventh consecutive quarterly decline in the second quarter of 2015.

The industrials sector declined substantially on an absolute basis and detracted significantly from Index performance, as it was affected by China’s economic slowdown. As China’s economy cooled, so too did its demand for trade with neighboring countries, including Singapore. Singapore’s industrial production levels fell throughout the second half of the reporting period as non-oil exports to China sank, leading to slower economic growth during the reporting period.

The slowing economy led to a rise in unemployment levels in the final months of the reporting period. Against this background, the consumer discretionary and consumer staples sectors both detracted meaningfully from Index results. Telecommunications shares also detracted from Index performance.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	55.40%
Industrials	19.56
Telecommunication Services	14.25
Consumer Discretionary	6.86
Consumer Staples	3.93

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

DBS Group Holdings Ltd.	13.37%
Singapore Telecommunications Ltd.	12.80
Oversea-Chinese Banking Corp. Ltd.	11.22
United Overseas Bank Ltd.	10.62
Keppel Corp. Ltd.	4.69
CapitaLand Ltd.	3.43
Global Logistic Properties Ltd.	3.28
Singapore Press Holdings Ltd.	3.10
Wilmar International Ltd.	2.85
ComfortDelGro Corp. Ltd.	2.85

TOTAL	68.21%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(15.79)%	(17.48)%	(15.27)%	(15.79)%	(17.48)%	(15.27)%
5 Years	4.66%	4.36%	5.10%	25.59%	23.77%	28.22%
10 Years	4.46%	4.32%	5.09%	54.64%	52.67%	64.33%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$853.00	$2.90	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN ETF

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -15.79%, net of fees, while the total return for the Index was -15.27%.

Taiwanese equities, as represented by the Index, declined for the reporting period in an environment of high volatility. A slowdown in China’s GDP growth and unexpected devaluation of the Chinese currency late in the reporting period accelerated declines. In addition, the new Taiwanese dollar declined in value relative to the U.S. dollar during the reporting period, meaningfully detracting from Index performance.

As a key exporter of electronics, Taiwan’s economy was adversely affected by slowing global demand for electronic goods during the reporting period. Indeed, in June 2015, the global electronics industry fell into decline for the first time since March 2013. Mainland China further crimped Taiwan’s export levels with an aggressive plan to build its own semiconductor chip-making companies. Taiwan’s GDP growth levels fell during the reporting period, sinking to 0.52% in the second quarter of 2015 compared with the same quarter of the previous year, as annual manufacturing production levels slipped into negative territory.

In U.S. dollar terms, every sector within the Index declined for the reporting period. The information technology sector represented 58% of the Index on average, with more than half comprised of semiconductor companies. The sector registered double-digit declines and was the most significant detractor from Index results by a wide margin for the reporting period. The materials and financials sectors also detracted meaningfully. The industrials and consumer discretionary sectors detracted modestly for the reporting period. No sector contributed positively to performance when viewed from the perspective of U.S. investors.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Information Technology	56.79%
Financials	18.58
Materials	9.11
Telecommunication Services	4.84
Consumer Discretionary	4.50
Consumer Staples	3.08
Industrials	2.51
Energy	0.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/15

Security	Percentage of Total Investments*

Taiwan Semiconductor Manufacturing Co. Ltd.	23.00%
Hon Hai Precision Industry Co. Ltd.	8.91
Cathay Financial Holding Co. Ltd.	2.74
Chunghwa Telecom Co. Ltd.	2.72
MediaTek Inc.	2.71
Fubon Financial Holding Co. Ltd.	2.69
Largan Precision Co. Ltd.	2.20
Delta Electronics Inc.	2.14
Formosa Plastics Corp.	2.14
CTBC Financial Holding Co. Ltd.	2.14

TOTAL	51.39%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(19.92)%	(20.59)%	(19.88)%	(19.92)%	(20.59)%	(19.88)%
5 Years	6.07%	5.83%	6.33%	34.28%	32.74%	35.90%
Since Inception	6.45%	6.35%	6.76%	59.14%	58.00%	62.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$810.70	$2.83	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

The iShares MSCI Thailand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -19.92%, net of fees, while the total return for the Index was -19.88%.

Thai equities, as represented by the Index, declined for the reporting period in an environment of high volatility. A slowdown in China’s GDP growth and unexpected devaluation of the Chinese currency late in the reporting period accelerated declines. In addition, the value of the Thai baht declined relative to the U.S. dollar, which meant returns on Thai investments were lower upon translating back into U.S. dollars.

As a key exporter of manufactured goods, Thailand’s economy was adversely affected by slowing demand from China. Factory output declined more than expected in May 2015 as export levels fell for the fifth straight month. A major manufacturer and exporter for the automobile industry, Thailand experienced an 8.8% decline in automobile production in May 2015 versus a year earlier. Hard drive output declined 20%, and television production sank more than 80% compared with May of the previous year. Domestic demand also remained tepid, and consumer confidence levels declined for the eighth consecutive month in August 2015.

In addition, Thailand suffered its worst drought in a decade during the reporting period. With 8% of total exports and 40% of the population engaged in agricultural products, the drought affected export levels as well as labor market conditions.

Ongoing political uncertainty also contributed to unstable economic conditions. Although the military junta, which seized control in May 2014 following the ouster of the prime minister, promised to restore stability, political conflict continued and foreign investment flagged throughout the reporting period. In August 2015, a deadly bombing created additional unrest and drove down tourism.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	28.85%
Energy	14.73
Telecommunication Services	9.89
Consumer Staples	9.86
Industrials	9.73
Materials	9.32
Consumer Discretionary	5.80
Health Care	5.33
Information Technology	3.65
Utilities	2.84

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

PTT PCL NVDR	7.21%
Advanced Info Service PCL NVDR	6.59
CP ALL PCL NVDR	5.93
Siam Commercial Bank PCL (The) NVDR	5.86
Kasikornbank PCL Foreign	5.58
Siam Cement PCL (The) Foreign	3.67
Airports of Thailand PCL NVDR	3.34
Kasikornbank PCL NVDR	2.91
PTT Exploration & Production PCL NVDR	2.81
Bumrungrad Hospital PCL NVDR	2.62

TOTAL	46.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.43%

AIRLINES — 0.62%
Cathay Pacific Airways Ltd.	9,345,000	$16,881,181

		16,881,181
BANKS — 8.12%
Bank of East Asia Ltd. (The)	8,597,410	29,563,806
BOC Hong Kong Holdings Ltd.	27,100,500	91,616,583
Hang Seng Bank Ltd.	5,607,000	99,767,782

		220,948,171
DIVERSIFIED FINANCIAL SERVICES — 7.66%
First Pacific Co. Ltd./Hong Kong	18,690,999	12,179,218
Hong Kong Exchanges and Clearing Ltd.	8,346,900	196,231,660

		208,410,878
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.40%
HKT Trust & HKT Ltd.	18,690,500	21,632,607
PCCW Ltd.[a]	31,024,169	16,372,649

		38,005,256
ELECTRIC UTILITIES — 8.84%
Cheung Kong Infrastructure Holdings Ltd.	4,390,000	36,196,024
CLP Holdings Ltd.	14,017,700	116,029,633
Power Assets Holdings Ltd.	10,279,500	88,469,449

		240,695,106
FOOD PRODUCTS — 0.81%
WH Group Ltd.[a,b,c]	42,052,500	22,084,203

		22,084,203
GAS UTILITIES — 3.63%
Hong Kong & China Gas Co. Ltd.	52,332,466	98,722,028

		98,722,028
HOTELS, RESTAURANTS & LEISURE — 6.29%
Galaxy Entertainment Group Ltd.[a]	17,445,000	55,936,187
MGM China Holdings Ltd.[a]	6,728,688	11,130,480
Sands China Ltd.[a]	17,942,400	62,277,090
Shangri-La Asia Ltd.	11,248,000	11,044,739
SJM Holdings Ltd.[a]	14,952,000	13,524,238
Wynn Macau Ltd.[a]	11,214,000	17,305,623

		171,218,357
HOUSEHOLD DURABLES — 1.37%
Techtronic Industries Co. Ltd.	10,279,647	37,205,450

		37,205,450

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 10.38%
CK Hutchison Holdings Ltd.	20,144,267	$268,501,852
NWS Holdings Ltd.	11,214,000	14,136,784

		282,638,636
INSURANCE — 18.22%
AIA Group Ltd.	89,712,000	496,017,342

		496,017,342
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.28%
Link REIT	16,821,000	89,204,986

		89,204,986
REAL ESTATE MANAGEMENT & DEVELOPMENT — 24.71%
Cheung Kong Property Holdings Ltd.[c]	19,966,767	139,895,284
Hang Lung Properties Ltd.	16,821,000	37,982,658
Henderson Land Development Co. Ltd.	8,331,061	51,329,754
Hysan Development Co. Ltd.[a]	5,390,000	21,698,957
Kerry Properties Ltd.	4,672,500	13,987,265
New World Development Co. Ltd.	39,249,066	39,907,180
Sino Land Co. Ltd.	22,428,000	33,337,922
Sun Hung Kai Properties Ltd.	13,083,000	165,773,201
Swire Pacific Ltd. Class A	4,672,500	51,276,589
Swire Properties Ltd.	8,597,400	26,291,234
Wharf Holdings Ltd. (The)	10,291,150	58,094,827
Wheelock & Co. Ltd.	7,292,357	33,074,154

		672,649,025
ROAD & RAIL — 1.78%
MTR Corp. Ltd.	10,898,083	48,584,044

		48,584,044
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
ASM Pacific Technology Ltd.[a]	1,682,100	13,033,478

		13,033,478
TEXTILES, APPAREL & LUXURY GOODS — 1.84%
Li & Fung Ltd.[a]	45,744,000	30,161,333
Yue Yuen Industrial Holdings Ltd.	5,607,000	20,076,548

		50,237,881

TOTAL COMMON STOCKS (Cost: $3,046,220,425)		2,706,536,022

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.57%

MONEY MARKET FUNDS — 3.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	91,880,154	$91,880,154
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	5,276,210	5,276,210
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	77,746	77,746

		97,234,110

TOTAL SHORT-TERM INVESTMENTS (Cost: $97,234,110)		97,234,110

TOTAL INVESTMENTS IN SECURITIES — 103.00%
(Cost: $3,143,454,535)		2,803,770,132
Other Assets, Less Liabilities — (3.00)%		(81,546,270)

NET ASSETS — 100.00%		$2,722,223,862

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
Hang Seng Index	111	Sep. 2015	Hong Kong Futures	$15,370,894	$241,933

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.50%

AEROSPACE & DEFENSE — 0.07%
Jamco Corp.	2,800	$110,211

		110,211
AIR FREIGHT & LOGISTICS — 0.26%
Kintetsu World Express Inc.	5,600	210,026
Konoike Transport Co. Ltd.	5,600	63,447
Mitsui-Soko Holdings Co. Ltd.	28,000	85,258
Yusen Logistics Co. Ltd.	5,600	58,733

		417,464
AUTO COMPONENTS — 3.64%
Aisan Industry Co. Ltd.	8,400	77,911
Akebono Brake Industry Co. Ltd.[a]	19,600	58,710
Calsonic Kansei Corp.	28,000	195,932
Eagle Industry Co. Ltd.	5,600	114,879
Exedy Corp.	8,400	192,351
FCC Co. Ltd.	8,400	128,234
Futaba Industrial Co. Ltd.	14,000	52,564
G-Tekt Corp.	5,600	57,809
Keihin Corp.	11,200	155,267
KYB Co. Ltd.	56,000	165,433
Mitsuba Corp.	8,400	145,632
Musashi Seimitsu Industry Co. Ltd.	5,600	104,250
Nifco Inc./Japan	14,000	547,592
Nippon Seiki Co. Ltd.	8,000	160,086
Nissan Shatai Co. Ltd.	22,400	263,029
Nissin Kogyo Co. Ltd.	11,200	154,805
Pacific Industrial Co. Ltd.	11,200	115,433
Piolax Inc.	2,800	132,162
Press Kogyo Co. Ltd.	28,000	110,212
Riken Corp.	28,000	95,424
Sanden Holdings Corp.	28,000	104,897
Showa Corp.	14,000	118,414
Sumitomo Riko Co. Ltd.	8,400	70,632
Tachi-S Co. Ltd.	5,600	70,147
Taiho Kogyo Co. Ltd.	5,600	68,622
Takata Corp.[a,b]	8,400	87,892
Tokai Rika Co. Ltd.	14,000	298,172
Topre Corp.	11,200	217,651
Toyo Tire & Rubber Co. Ltd.	25,200	564,367
Toyota Boshoku Corp.	19,600	327,031
TPR Co. Ltd.	5,600	135,535
TS Tech Co. Ltd.	14,000	376,037
Unipres Corp.	11,200	209,980

Security	Shares	Value
Yorozu Corp.	5,600	$111,598

		5,788,690
BANKS — 5.96%
77 Bank Ltd. (The)	84,000	498,378
Aichi Bank Ltd. (The)	2,800	149,259
Ashikaga Holdings Co. Ltd.	28,000	115,526
Awa Bank Ltd. (The)	56,000	319,776
Bank of Iwate Ltd. (The)	2,800	123,844
Bank of Nagoya Ltd. (The)	56,000	214,416
Bank of Saga Ltd. (The)	28,000	63,308
Bank of the Ryukyus Ltd.	11,200	159,148
Chiba Kogyo Bank Ltd. (The)	11,200	63,401
Daishi Bank Ltd. (The)	84,000	359,747
Eighteenth Bank Ltd. (The)	56,000	162,660
Higashi-Nippon Bank Ltd. (The)	28,000	102,818
Higo Bank Ltd. (The)	56,000	322,086
Hokkoku Bank Ltd. (The)	84,000	322,317
Hokuetsu Bank Ltd. (The)	56,000	111,829
Hyakugo Bank Ltd. (The)	56,000	270,330
Hyakujushi Bank Ltd. (The)	56,000	194,545
Jimoto Holdings Inc.	42,000	73,128
Juroku Bank Ltd. (The)	84,000	343,805
Kagoshima Bank Ltd. (The)	56,000	356,744
Kansai Urban Banking Corp.	5,600	62,292
Keiyo Bank Ltd. (The)	56,000	294,822
Kiyo Bank Ltd. (The)	19,600	300,668
Mie Bank Ltd. (The)	28,000	63,077
Minato Bank Ltd. (The)	56,000	108,132
Miyazaki Bank Ltd. (The)	56,000	186,228
Musashino Bank Ltd. (The)	8,400	295,631
Nanto Bank Ltd. (The)	56,000	178,834
Nishi-Nippon City Bank Ltd. (The)	196,000	545,051
North Pacific Bank Ltd.	98,000	394,636
Ogaki Kyoritsu Bank Ltd. (The)	84,000	298,057
Oita Bank Ltd. (The)	56,000	235,673
San-in Godo Bank Ltd. (The)	28,000	249,998
Senshu Ikeda Holdings Inc.	61,600	270,423
Shiga Bank Ltd. (The)	56,000	286,504
Tochigi Bank Ltd. (The)	28,000	149,953
Toho Bank Ltd. (The)	56,000	226,893
Tokyo TY Financial Group Inc.	6,130	169,962
TOMONY Holdings Inc.	42,000	167,050
Towa Bank Ltd. (The)	84,000	78,326
Tsukuba Bank Ltd.	22,400	82,624
Yamagata Bank Ltd. (The)	56,000	231,514

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Yamanashi Chuo Bank Ltd. (The)	56,000	$274,489

		9,477,902
BEVERAGES — 1.10%
Coca-Cola East Japan Co. Ltd.	16,866	305,351
Coca-Cola West Co. Ltd.	19,600	403,532
Ito EN Ltd.	16,800	397,733
Sapporo Holdings Ltd.	84,000	327,862
Takara Holdings Inc.	47,600	320,908

		1,755,386
BIOTECHNOLOGY — 0.47%
3-D Matrix Ltd.[a,b]	5,600	55,221
GNI Group Ltd.[a,b]	28,000	49,676
Japan Tissue Engineering Co. Ltd.[b]	5,600	50,785
NanoCarrier Co. Ltd.[b]	8,400	70,633
OncoTherapy Science Inc.[a,b]	33,600	94,269
PeptiDream Inc.[b]	8,400	217,304
ReproCELL Inc.[a,b]	14,000	63,308
Takara Bio Inc.	14,000	140,942

		742,138
BUILDING PRODUCTS — 1.70%
Aica Kogyo Co. Ltd.	14,000	298,634
Bunka Shutter Co. Ltd.	14,000	106,515
Central Glass Co. Ltd.	56,000	231,976
Maeda Kosen Co. Ltd.	5,600	43,992
Nichias Corp.	28,000	179,296
Nichiha Corp.	5,600	78,835
Nippon Sheet Glass Co. Ltd.[a,b]	224,000	203,326
Nitto Boseki Co. Ltd.	56,000	265,709
Noritz Corp.	8,400	126,501
Okabe Co. Ltd.	11,200	93,992
Sankyo Tateyama Inc.	8,400	129,273
Sanwa Holdings Corp.	56,000	427,446
Sekisui Jushi Corp.	8,400	110,974
Takara Standard Co. Ltd.	28,000	192,004
Takasago Thermal Engineering Co. Ltd.	14,000	212,914

		2,701,387
CAPITAL MARKETS — 1.49%
Ichigo Inc.	47,600	103,696
Ichiyoshi Securities Co. Ltd.	11,200	97,319
IwaiCosmo Holdings Inc.	5,600	68,622
Jafco Co. Ltd.	8,400	367,372
kabu.com Securities Co. Ltd.	44,800	146,764
Kyokuto Securities Co. Ltd.	5,600	82,347

Security	Shares	Value
Marusan Securities Co. Ltd.	16,800	$183,409
Matsui Securities Co. Ltd.	30,800	267,881
Mito Securities Co. Ltd.	16,800	57,532
Monex Group Inc.	44,800	116,450
Okasan Securities Group Inc.	56,000	346,578
Sawada Holdings Co. Ltd.	5,600	54,713
SPARX Group Co. Ltd.	28,000	85,258
Tokai Tokyo Financial Holdings Inc.	58,800	393,019

		2,370,960
CHEMICALS — 6.34%
Achilles Corp.	56,000	70,702
ADEKA Corp.	25,200	317,326
C Uyemura & Co. Ltd.	2,800	136,090
Chugoku Marine Paints Ltd.	28,000	189,462
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	28,000	133,317
Daiso Co. Ltd.	28,000	97,504
Denki Kagaku Kogyo KK	112,000	477,815
DIC Corp.	224,000	541,585
Fujimi Inc.	5,600	86,506
Fujimori Kogyo Co. Ltd.	2,800	77,633
Ihara Chemical Industry Co. Ltd.	8,400	90,665
Ishihara Sangyo Kaisha Ltd.[b]	84,000	76,247
JSP Corp.	5,600	92,005
Konishi Co. Ltd.	5,600	100,923
Kumiai Chemical Industry Co. Ltd.[a]	11,200	88,909
Kureha Corp.	56,000	197,780
Lintec Corp.	14,000	323,241
Nihon Nohyaku Co. Ltd.	11,200	87,522
Nihon Parkerizing Co. Ltd.	22,400	190,941
Nippon Kayaku Co. Ltd.	28,000	287,197
Nippon Shokubai Co. Ltd.	31,000	478,871
Nippon Soda Co. Ltd.	28,000	160,812
Nippon Synthetic Chemical Industry Co. Ltd. (The)	9,000	64,909
Nissan Chemical Industries Ltd.	33,600	774,670
NOF Corp.	28,000	208,871
Okamoto Industries Inc.	28,000	252,077
Sakai Chemical Industry Co. Ltd.	28,000	81,330
Sakata INX Corp.	11,200	87,153
Sanyo Chemical Industries Ltd.	6,000	44,907
Shin-Etsu Polymer Co. Ltd.	14,000	69,316
Showa Denko KK	420,000	481,743
Sumitomo Bakelite Co. Ltd.	56,000	216,264
Taiyo Holdings Co. Ltd.	5,600	200,784

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Takasago International Corp.	28,000	$159,657
Tenma Corp.	5,600	93,391
Toagosei Co. Ltd.	28,000	205,867
Tokai Carbon Co. Ltd.	56,000	137,245
Tokuyama Corp.[a,b]	84,000	142,097
Tokyo Ohka Kogyo Co. Ltd.	11,200	315,617
Tosoh Corp.	140,000	661,963
Toyo Ink SC Holdings Co. Ltd.	56,000	213,030
Toyobo Co. Ltd.	252,000	361,827
Ube Industries Ltd.	308,000	533,729
Zeon Corp.	56,000	465,800

		10,075,300
COMMERCIAL SERVICES & SUPPLIES — 2.13%
Aeon Delight Co. Ltd.	5,600	177,910
Asukanet Co. Ltd.[a]	2,800	39,187
Daiseki Co. Ltd.	11,260	196,517
Duskin Co. Ltd.	14,000	278,995
Itoki Corp.	11,200	78,465
Kokuyo Co. Ltd.	22,400	226,800
Kyodo Printing Co. Ltd.	28,000	76,016
Matsuda Sangyo Co. Ltd.	5,660	62,165
Mitsubishi Pencil Co. Ltd.	5,600	245,839
Moshi Moshi Hotline Inc.	11,200	114,509
Nippon Parking Development Co. Ltd.[a]	47,600	65,596
Nissha Printing Co. Ltd.	8,400	144,315
Okamura Corp.	19,600	175,807
Oyo Corp.	5,600	71,626
Pilot Corp.	8,400	408,268
Sato Holdings Corp.	5,600	117,559
Sohgo Security Services Co. Ltd.	16,800	734,745
Toppan Forms Co. Ltd.	14,000	171,440

		3,385,759
COMMUNICATIONS EQUIPMENT — 0.11%
Denki Kogyo Co. Ltd.	28,000	123,150
Icom Inc.	2,800	58,849

		181,999
CONSTRUCTION & ENGINEERING — 4.74%
Chiyoda Corp.	56,000	404,340
Chudenko Corp.	8,400	166,912
COMSYS Holdings Corp.	28,000	348,888
Fudo Tetra Corp.	47,600	67,559
Hazama Ando Corp.	47,600	312,266
Hibiya Engineering Ltd.	5,600	69,177
Kandenko Co. Ltd.	28,000	186,921

Security	Shares	Value
Kinden Corp.	28,000	$352,123
Kumagai Gumi Co. Ltd.	112,000	365,986
Kyowa Exeo Corp.	22,400	230,497
Kyudenko Corp.	9,000	177,200
Maeda Corp.	28,000	224,813
Maeda Road Construction Co. Ltd.	28,000	500,920
MIRAIT Holdings Corp.	16,800	157,485
Nippo Corp.	14,000	238,561
Nippon Densetsu Kogyo Co. Ltd.	8,400	155,128
Nippon Koei Co. Ltd.	28,000	112,060
Nippon Road Co. Ltd. (The)	28,000	146,949
Nishimatsu Construction Co. Ltd.	84,000	377,770
Okumura Corp.	56,000	306,837
OSJB Holdings Corp.	25,200	48,036
Penta-Ocean Construction Co. Ltd.	78,400	377,816
Raito Kogyo Co. Ltd.	14,000	137,938
Sanki Engineering Co. Ltd.	11,200	86,228
SHO-BOND Holdings Co. Ltd.	5,600	232,438
Sumitomo Densetsu Co. Ltd.	5,600	77,356
Sumitomo Mitsui Construction Co. Ltd.	210,000	277,262
Taikisha Ltd.	8,400	190,410
Tekken Corp.[a]	28,000	79,482
Toa Corp./Tokyo	56,000	116,912
Toda Corp.	56,000	285,580
Tokyu Construction Co. Ltd.	19,640	185,890
Toshiba Plant Systems & Services Corp.	11,200	122,457
Totetsu Kogyo Co. Ltd.	5,600	119,361
Toyo Construction Co. Ltd.[a]	19,600	86,529
Toyo Engineering Corp.	28,000	71,626
Yahagi Construction Co. Ltd.	8,400	65,295
Yokogawa Bridge Holdings Corp.	8,400	71,742

		7,534,750
CONSTRUCTION MATERIALS — 0.27%
Sumitomo Osaka Cement Co. Ltd.	112,000	435,301

		435,301
CONSUMER FINANCE — 0.79%
Aiful Corp.[a,b]	86,800	335,926
Hitachi Capital Corp.	14,000	337,451
J Trust Co. Ltd.	22,400	190,386
Jaccs Co. Ltd.	56,000	226,431
Orient Corp.[b]	98,000	160,119

		1,250,313

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
CONTAINERS & PACKAGING — 0.53%
FP Corp.	8,400	$291,818
Fuji Seal International Inc.	5,600	191,542
Pack Corp. (The)	5,600	127,679
Rengo Co. Ltd.	56,000	225,045

		836,084
DISTRIBUTORS — 0.34%
Canon Marketing Japan Inc.	14,000	206,098
Chori Co. Ltd.	2,800	41,058
Doshisha Co. Ltd.	5,600	105,775
Happinet Corp.	2,800	26,155
PALTAC Corp.	8,400	158,525

		537,611
DIVERSIFIED CONSUMER SERVICES — 0.02%
Meiko Network Japan Co. Ltd.	2,800	29,413

		29,413
DIVERSIFIED FINANCIAL SERVICES — 1.03%
Century Tokyo Leasing Corp.	11,280	348,588
Financial Products Group Co. Ltd.	19,600	136,990
Fuyo General Lease Co. Ltd.	5,600	219,037
IBJ Leasing Co. Ltd.	5,600	115,849
Japan Securities Finance Co. Ltd.	28,000	152,263
Ricoh Leasing Co. Ltd.	5,600	156,884
Zenkoku Hosho Co. Ltd.	14,000	505,426

		1,635,037
ELECTRIC UTILITIES — 0.47%
Hokkaido Electric Power Co. Inc.[b]	50,400	553,970
Okinawa Electric Power Co. Inc. (The)	8,400	197,826

		751,796
ELECTRICAL EQUIPMENT — 1.43%
Chiyoda Integre Co. Ltd.	2,800	65,827
Cosel Co. Ltd.	5,600	63,077
Daihen Corp.	28,000	135,396
Fujikura Ltd.	84,000	416,586
Furukawa Electric Co. Ltd.	196,000	317,003
Futaba Corp.	8,400	115,064
GS Yuasa Corp.	112,000	418,666
Idec Corp./Japan	8,400	69,939
Nissin Electric Co. Ltd.	11,200	64,602
Nitto Kogyo Corp.	8,400	158,941
Tatsuta Electric Wire and Cable Co. Ltd.	11,200	42,883
Toyo Tanso Co. Ltd.	2,800	38,054

Security	Shares	Value
Ushio Inc.	30,800	$360,903

		2,266,941
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.40%
Ai Holdings Corp.	11,200	247,133
Amano Corp.	16,800	213,076
Anritsu Corp.	39,200	261,689
Azbil Corp.	16,800	427,677
Canon Electronics Inc.	5,600	98,844
CONEXIO Corp.	2,800	30,014
Daiwabo Holdings Co. Ltd.	56,000	98,428
Elematec Corp.	2,800	63,516
Enplas Corp.	2,800	99,583
HORIBA Ltd.	8,400	296,324
Hosiden Corp.	16,800	90,665
Iriso Electronics Co. Ltd.	2,800	126,847
Japan Aviation Electronics Industry Ltd.	28,000	512,935
Japan Cash Machine Co. Ltd.[a]	5,600	67,467
Japan Display Inc.[b]	100,800	317,742
Kaga Electronics Co. Ltd.	5,600	73,937
Kanematsu Electronics Ltd.	2,800	42,306
Koa Corp.	8,400	74,583
Macnica Fuji Electronics Holdings Inc.[b]	8,400	93,576
Maruwa Co. Ltd./Aichi	2,800	58,202
Mitsumi Electric Co. Ltd.[a]	22,400	127,910
Nichicon Corp.	14,000	102,587
Nippon Ceramic Co. Ltd.	5,600	79,713
Nippon Chemi-Con Corp.	28,000	67,236
Nippon Signal Co. Ltd.	16,800	155,405
Nohmi Bosai Ltd.	5,600	65,988
Oki Electric Industry Co. Ltd.	196,000	342,881
Ryosan Co. Ltd.	8,400	202,471
Ryoyo Electro Corp.	5,600	71,349
SIIX Corp.	2,800	76,247
Tabuchi Electric Co. Ltd.	5,600	41,127
Taiyo Yuden Co. Ltd.	28,000	342,419
Topcon Corp.	19,600	311,827
Toyo Corp./Chuo-ku	8,400	72,781
UKC Holdings Corp.	2,800	54,597

		5,409,082
ENERGY EQUIPMENT & SERVICES — 0.13%
Modec Inc.[a]	5,600	74,538
Shinko Plantech Co. Ltd.	11,200	91,219

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Toyo Kanetsu KK	28,000	$49,676

		215,433
FOOD & STAPLES RETAILING — 3.78%
Ain Pharmaciez Inc.	5,600	257,392
Arcs Co. Ltd.	8,400	165,941
Belc Co. Ltd.	2,800	90,341
Cawachi Ltd.	5,600	90,480
Cocokara fine Inc.	5,600	224,813
Cosmos Pharmaceutical Corp.	2,800	359,285
CREATE SD HOLDINGS Co. Ltd.	2,800	159,888
Heiwado Co. Ltd.	8,400	177,864
Kato Sangyo Co. Ltd.	5,600	126,293
Kobe Bussan Co. Ltd.[a]	1,300	121,649
Kusuri No Aoki Co. Ltd.	2,800	131,468
Matsumotokiyoshi Holdings Co. Ltd.	11,200	538,813
Ministop Co. Ltd.	5,600	115,433
Mitsubishi Shokuhin Co. Ltd.	2,800	60,651
San-A Co. Ltd.	5,600	260,626
Sugi Holdings Co. Ltd.	11,200	541,585
Sundrug Co. Ltd.	8,400	472,732
Tsuruha Holdings Inc.	8,400	683,451
United Super Markets Holdings Inc.	14,000	120,725
UNY Group Holdings Co. Ltd.	56,000	348,426
Valor Co. Ltd.	11,200	315,155
Welcia Holdings Co. Ltd.	5,600	268,944
Yaoko Co. Ltd.	5,600	292,511
Yokohama Reito Co. Ltd.	11,200	92,790

		6,017,256
FOOD PRODUCTS — 3.53%
Ariake Japan Co. Ltd.	5,600	233,824
Dydo Drinco Inc.	2,800	124,999
Ezaki Glico Co. Ltd.	11,200	561,918
Fuji Oil Co. Ltd./Osaka	16,800	232,900
Fujiya Co. Ltd.[b]	28,000	44,824
Hokuto Corp.	5,600	101,663
House Foods Group Inc.	16,800	307,761
Itoham Foods Inc.	28,000	173,982
J-Oil Mills Inc.	28,000	91,265
Kagome Co. Ltd.	22,400	379,294
Kameda Seika Co. Ltd.	2,800	117,836
Kewpie Corp.	28,000	618,294
KEY Coffee Inc.	5,600	104,851
Marudai Food Co. Ltd.	28,000	118,530
Maruha Nichiro Corp.	11,200	168,391
MEGMILK SNOW BRAND Co. Ltd.	11,200	212,752

Security	Shares	Value
Mitsui Sugar Co. Ltd.	28,000	$115,757
Morinaga & Co. Ltd./Japan	56,000	298,981
Morinaga Milk Industry Co. Ltd.	56,000	272,179
Nichirei Corp.	56,000	342,881
Nippon Beet Sugar Manufacturing Co. Ltd.	28,000	44,131
Nippon Flour Mills Co. Ltd.	28,000	178,603
Nippon Suisan Kaisha Ltd.	67,200	210,719
Nisshin OilliO Group Ltd. (The)	28,000	105,591
Prima Meat Packers Ltd.	28,000	79,713
S Foods Inc.	2,800	58,110
Sakata Seed Corp.	8,400	136,066
Showa Sangyo Co. Ltd.	28,000	110,905
Warabeya Nichiyo Co. Ltd.	2,800	65,572

		5,612,292
GAS UTILITIES — 0.09%
K&O Energy Group Inc.	2,800	39,163
Shizuoka Gas Co. Ltd.	14,000	96,811

		135,974
HEALTH CARE EQUIPMENT & SUPPLIES — 1.69%
Asahi Intecc Co. Ltd.	14,000	567,810
Eiken Chemical Co. Ltd.	5,600	105,313
Fukuda Denshi Co. Ltd.	2,800	143,252
Hogy Medical Co. Ltd.	2,800	136,089
JEOL Ltd.	28,000	169,823
Mani Inc.	8,400	189,301
Nagaileben Co. Ltd.	5,600	113,585
Nakanishi Inc.	5,600	220,423
Nihon Kohden Corp.	19,600	391,563
Nikkiso Co. Ltd.	16,800	132,670
Nipro Corp.	30,800	352,516
Paramount Bed Holdings Co. Ltd.	5,600	167,744

		2,690,089
HEALTH CARE PROVIDERS & SERVICES — 0.73%
AS ONE Corp.	2,800	93,345
BML Inc.	2,800	85,258
Message Co. Ltd.	2,800	101,085
Nichii Gakkan Co.[a]	14,000	107,670
Ship Healthcare Holdings Inc.	11,200	246,393
Toho Holdings Co. Ltd.	14,000	308,223
Tokai Corp./Gifu	2,800	85,374
Tsukui Corp.	8,400	77,079
Vital KSK Holdings Inc.	8,400	57,948

		1,162,375

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.03%
FINDEX Inc.	5,600	$47,966

		47,966
HOTELS, RESTAURANTS & LEISURE — 3.35%
Accordia Golf Co. Ltd.	16,800	169,268
Atom Corp.	14,000	102,125
Colowide Co. Ltd.[a]	16,800	254,388
Create Restaurants Holdings Inc.	5,600	124,814
Doutor Nichires Holdings Co. Ltd.	8,400	129,412
Fuji Kyuko Co. Ltd.	28,000	283,963
Fujita Kanko Inc.	28,000	89,879
Hiday Hidaka Corp.	2,800	69,778
Hiramatsu Inc.	8,400	47,204
HIS Co. Ltd.	11,200	384,008
Ichibanya Co. Ltd.	2,800	123,613
Kappa Create Holdings Co. Ltd.[a,b]	8,400	94,200
Kisoji Co. Ltd.	5,600	97,966
Koshidaka Holdings Co. Ltd.	2,800	58,317
Kura Corp.	2,800	77,980
Kyoritsu Maintenance Co. Ltd.	2,840	173,655
MOS Food Services Inc.	8,400	186,181
Ohsho Food Service Corp.	2,800	93,807
Plenus Co. Ltd.	5,600	91,681
Resorttrust Inc.	19,600	522,408
Ringer Hut Co. Ltd.	5,600	124,583
Round One Corp.	19,600	88,470
Royal Holdings Co. Ltd.	8,400	153,465
Saizeriya Co. Ltd.	8,400	195,262
Skylark Co. Ltd.	30,800	476,036
St. Marc Holdings Co. Ltd.	5,600	172,827
Tokyo Dome Corp.	56,000	229,203
Tokyotokeiba Co. Ltd.	28,000	73,012
Toridoll.corp.	5,600	80,221
Tosho Co. Ltd.	2,800	79,135
WATAMI Co. Ltd.[a,b]	5,600	47,550
Yoshinoya Holdings Co. Ltd.	14,000	166,704
Zensho Holdings Co. Ltd.[a,b]	28,000	267,558

		5,328,673
HOUSEHOLD DURABLES — 2.12%
Alpine Electronics Inc.	11,200	157,855
Chofu Seisakusho Co. Ltd.	5,600	121,256
Clarion Co. Ltd.	28,000	70,240
Cleanup Corp.	2,800	19,593
Foster Electric Co. Ltd.	5,600	110,165
Fujitsu General Ltd.	28,000	347,040

Security	Shares	Value
Funai Electric Co. Ltd.	5,600	$56,561
Haseko Corp.	75,600	890,219
JVC Kenwood Corp.[a]	39,200	86,044
Misawa Homes Co. Ltd.	8,400	60,235
Pioneer Corp.[b]	81,200	147,411
Pressance Corp.	2,800	104,782
Sangetsu Co. Ltd.	16,800	293,066
Starts Corp. Inc.	5,600	93,668
Sumitomo Forestry Co. Ltd.	39,200	439,922
Takamatsu Construction Group Co. Ltd.	2,800	59,334
Tamron Co. Ltd.	5,600	112,384
Token Corp.	2,820	195,004

		3,364,779
HOUSEHOLD PRODUCTS — 0.84%
Earth Chemical Co. Ltd.	2,800	106,399
Lion Corp.[a]	56,000	490,754
Pigeon Corp.	28,000	742,831

		1,339,984
INDUSTRIAL CONGLOMERATES — 0.36%
Katakura Industries Co. Ltd.	5,600	61,552
Nisshinbo Holdings Inc.	34,000	409,622
TOKAI Holdings Corp.	25,200	103,765

		574,939
INTERNET & CATALOG RETAIL — 0.60%
ASKUL Corp.[a]	5,600	194,083
Belluna Co. Ltd.	14,000	77,980
Ikyu Corp.[a]	5,600	110,212
Senshukai Co. Ltd.	8,400	56,839
Start Today Co. Ltd.	16,800	512,935

		952,049
INTERNET SOFTWARE & SERVICES — 1.35%
Ateam Inc.	2,800	43,091
COOKPAD Inc.[a]	14,000	290,779
CROOZ Inc.[a]	2,800	80,637
Dena Co. Ltd.	28,000	512,010
Dip Corp.	8,400	147,989
F@N Communications Inc.[a]	11,200	84,750
GMO Internet Inc.	19,600	279,804
Gree Inc.	30,800	145,378
Gurunavi Inc.	8,400	135,373
Infomart Corp.	11,200	128,557
Internet Initiative Japan Inc.[a]	8,400	148,820
NIFTY Corp.	2,800	31,977

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
SMS Co. Ltd.	5,600	$86,321
UNITED Inc./Japan[a]	2,800	32,763

		2,148,249
IT SERVICES — 2.05%
Digital Garage Inc.	8,400	119,292
DTS Corp.	5,600	126,940
Future Architect Inc.	2,800	16,382
GMO Payment Gateway Inc.	5,674	191,732
Ines Corp.	8,400	74,029
IT Holdings Corp.	22,448	526,630
NEC Networks & System Integration Corp.	5,600	102,263
NET One Systems Co. Ltd.	22,400	136,043
Nihon Unisys Ltd.	16,800	178,418
NS Solutions Corp.	5,600	216,957
OBIC Co. Ltd.	19,600	874,993
SCSK Corp.	14,056	508,607
Transcosmos Inc.	8,400	192,836

		3,265,122
LEISURE PRODUCTS — 0.43%
Fields Corp.[a]	2,800	37,870
Heiwa Corp.	14,016	276,075
Mars Engineering Corp.	2,800	47,966
Mizuno Corp.	28,000	128,927
Tomy Co. Ltd.	16,800	84,149
Universal Entertainment Corp.	5,600	109,796

		684,783
LIFE SCIENCES TOOLS & SERVICES — 0.08%
CMIC Holdings Co. Ltd.[a]	2,800	37,870
EPS Holdings Inc.	8,400	97,596

		135,466
MACHINERY — 7.03%
Aichi Corp.	8,400	54,135
Aida Engineering Ltd.	14,000	129,620
Asahi Diamond Industrial Co. Ltd.	14,000	131,122
Bando Chemical Industries Ltd.	28,000	113,677
CKD Corp.	16,800	153,880
Daifuku Co. Ltd.	25,200	367,857
Daiwa Industries Ltd.	8,400	57,740
DMG Mori Co. Ltd.	30,800	442,995
Ebara Corp.	140,000	559,145
Fuji Machine Manufacturing Co. Ltd.	19,600	175,969
Fujitec Co. Ltd.	19,600	174,028
Fukushima Industries Corp.	2,800	60,466

Security	Shares	Value
Furukawa Co. Ltd.	84,000	$204,481
Giken Ltd.	2,800	36,783
Glory Ltd.	16,800	439,460
Harmonic Drive Systems Inc.	5,600	87,199
Hitachi Koki Co. Ltd.	14,000	105,360
Hitachi Zosen Corp.	44,800	232,900
Hoshizaki Electric Co. Ltd.	11,200	718,109
Iseki & Co. Ltd.[a]	56,000	89,648
Japan Steel Works Ltd. (The)	84,000	279,342
Juki Corp.	11,200	136,228
Kitz Corp.	25,200	107,924
Komori Corp.	14,000	160,234
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,400	86,783
Makino Milling Machine Co. Ltd.	28,000	217,420
Max Co. Ltd.	4,000	42,679
Meidensha Corp.	56,000	180,682
METAWATER Co. Ltd.	2,800	66,566
Mitsubishi Nichiyu Forklift Co. Ltd.	2,800	12,269
Mitsui Engineering & Shipbuilding Co. Ltd.	224,000	349,350
Miura Co. Ltd.	22,400	251,015
Morita Holdings Corp.	5,600	57,208
Nachi-Fujikoshi Corp.	56,000	258,778
Namura Shipbuilding Co. Ltd.	14,000	102,356
Nippon Sharyo Ltd.[a]	28,000	79,251
Nippon Thompson Co. Ltd.	28,000	125,461
Nitta Corp.	5,600	134,287
Nitto Kohki Co. Ltd.	2,800	55,799
Noritake Co. Ltd./Nagoya Japan	28,000	62,384
NTN Corp.	112,000	584,099
Obara Group Inc.	2,800	115,064
Oiles Corp.	8,496	132,924
OKUMA Corp.	28,000	222,041
OSG Corp.	22,400	454,525
Ryobi Ltd.	28,000	111,829
Shibuya Kogyo Co. Ltd.	2,800	50,415
Shima Seiki Manufacturing Ltd.[a]	8,400	119,431
ShinMaywa Industries Ltd.	28,000	293,436
Sintokogio Ltd.	14,000	114,255
Sodick Co. Ltd.	11,200	76,340
Star Micronics Co. Ltd.	11,200	160,073
Tadano Ltd.	28,000	381,004
Takeuchi Manufacturing Co. Ltd.	8,400	145,978
Takuma Co. Ltd.	28,000	218,806
Teikoku Sen-I Co. Ltd.	5,600	64,694

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Tocalo Co. Ltd.	5,600	$110,443
Toshiba Machine Co. Ltd.	28,000	100,508
Tsubakimoto Chain Co.	28,000	216,033
Tsugami Corp.	28,000	118,992
Tsukishima Kikai Co. Ltd.	2,800	23,729
Tsurumi Manufacturing Co. Ltd.	2,800	43,137
Union Tool Co.	2,800	80,522
YAMABIKO Corp.	2,800	97,504
Yushin Precision Equipment Co. Ltd.	2,800	48,105

		11,184,477
MARINE — 0.47%
Iino Kaiun Kaisha Ltd.	25,200	119,777
Kawasaki Kisen Kaisha Ltd.	252,000	561,456
NS United Kaiun Kaisha Ltd.	28,000	59,842

		741,075
MEDIA — 1.69%
Adways Inc.[a]	8,400	57,948
Asatsu-DK Inc.	8,400	173,774
Avex Group Holdings Inc.	8,400	107,162
CyberAgent Inc.	14,000	555,679
Daiichikosho Co. Ltd.	11,200	424,673
Kadokawa Dwango[b]	14,008	165,874
Next Co. Ltd.	14,000	83,641
Shochiku Co. Ltd.	28,000	223,658
SKY Perfect JSAT Holdings Inc.	50,400	229,157
Toei Co. Ltd.	28,000	208,871
Tohokushinsha Film Corp.	5,600	40,850
Tokyo Broadcasting System Holdings Inc.	11,200	153,696
TV Asahi Holdings Corp.	5,600	83,548
USEN Corp.[b]	28,080	75,770
Zenrin Co. Ltd.	8,400	109,033

		2,693,334
METALS & MINING — 2.52%
Aichi Steel Corp.	28,000	109,288
Asahi Holdings Inc.	8,400	124,768
Daido Steel Co. Ltd.	84,000	311,920
Dowa Holdings Co. Ltd.	56,000	488,443
Godo Steel Ltd.	56,000	91,034
Kurimoto Ltd.	28,000	47,135
Kyoei Steel Ltd.	5,600	97,735
Mitsubishi Steel Manufacturing Co. Ltd.	28,000	54,297
Mitsui Mining & Smelting Co. Ltd.	168,000	345,191
Neturen Co. Ltd.	8,400	59,265

Security	Shares	Value
Nippon Denko Co. Ltd.	28,000	$56,608
Nippon Light Metal Holdings Co. Ltd.	142,800	220,354
Nippon Yakin Kogyo Co. Ltd.[b]	36,400	55,868
Nisshin Steel Co. Ltd.	25,200	237,475
Nittetsu Mining Co. Ltd.	28,000	131,468
Osaka Steel Co. Ltd.	2,800	43,230
OSAKA Titanium Technologies Co. Ltd.	5,600	146,487
Pacific Metals Co. Ltd.[a,b]	56,000	147,873
Sanyo Special Steel Co. Ltd.	28,000	111,829
Toho Titanium Co. Ltd.[a,b]	11,200	147,503
Toho Zinc Co. Ltd.	28,000	73,012
Tokyo Rope Manufacturing Co. Ltd.[b]	56,000	91,034
Tokyo Steel Manufacturing Co. Ltd.	28,000	181,376
TOPY Industries Ltd.	56,000	123,382
Toyo Kohan Co. Ltd.	8,400	31,608
UACJ Corp.	56,140	104,233
Yamato Kogyo Co. Ltd.	11,200	252,493
Yodogawa Steel Works Ltd.	28,000	119,685

		4,004,594
MULTILINE RETAIL — 0.96%
Fuji Co. Ltd./Ehime	5,600	136,598
H2O Retailing Corp.	22,535	449,640
Izumi Co. Ltd.	11,200	480,588
Matsuya Co. Ltd.	8,400	138,007
Parco Co. Ltd.	5,600	51,109
Seria Co. Ltd.	5,600	270,330

		1,526,272
OIL, GAS & CONSUMABLE FUELS — 0.58%
Cosmo Oil Co. Ltd.[b]	168,000	262,013
ITOCHU Enex Co. Ltd.	14,000	121,071
Japan Petroleum Exploration Co. Ltd.	8,400	247,456
Nippon Coke & Engineering Co. Ltd.	22,400	19,408
Nippon Gas Co. Ltd.	8,400	276,569

		926,517
PAPER & FOREST PRODUCTS — 0.68%
Daio Paper Corp.	28,000	350,505
Hokuetsu Kishu Paper Co. Ltd.	36,400	216,865
Mitsubishi Paper Mills Ltd.[b]	84,000	58,918
Nippon Paper Industries Co. Ltd.	28,000	459,100

		1,085,388
PERSONAL PRODUCTS — 1.21%
Aderans Co. Ltd.	5,600	41,312
Artnature Inc.	5,600	48,197

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Dr. Ci:Labo Co. Ltd.	5,600	$100,600
Euglena Co. Ltd.[a,b]	16,800	221,532
Fancl Corp.	11,200	156,561
Kobayashi Pharmaceutical Co. Ltd.	8,400	653,645
Mandom Corp.	5,600	204,481
Milbon Co. Ltd.	2,800	100,508
Noevir Holdings Co. Ltd.	2,800	63,123
Pola Orbis Holdings Inc.	5,600	335,487

		1,925,446
PHARMACEUTICALS — 2.75%
ASKA Pharmaceutical Co. Ltd.	5,600	66,497
JCR Pharmaceuticals Co. Ltd.	2,800	68,946
Kaken Pharmaceutical Co. Ltd.	18,000	851,095
Kissei Pharmaceutical Co. Ltd.	5,600	142,790
KYORIN Holdings Inc.	14,000	248,381
Mochida Pharmaceutical Co. Ltd.	2,800	180,451
Nichi-Iko Pharmaceutical Co. Ltd.	11,250	339,770
Nippon Shinyaku Co. Ltd.	13,000	447,333
Rohto Pharmaceutical Co. Ltd.	25,200	436,064
Sawai Pharmaceutical Co. Ltd.	8,400	530,957
Seikagaku Corp.	11,200	158,409
Sosei Group Corp.	2,800	118,529
Torii Pharmaceutical Co. Ltd.	2,800	69,893
Towa Pharmaceutical Co. Ltd.	2,800	218,113
Tsumura & Co.	16,800	374,165
ZERIA Pharmaceutical Co. Ltd.	8,400	117,628

		4,369,021
PROFESSIONAL SERVICES — 1.19%
Benefit One Inc.[a]	5,600	100,739
en-japan Inc.	2,800	71,626
Meitec Corp.	8,400	324,050
Nihon M&A Center Inc.	8,400	343,112
Nomura Co. Ltd.	11,200	169,684
TechnoPro Holdings Inc.	11,200	326,707
Temp Holdings Co. Ltd.	11,200	500,920
Yumeshin Holdings Co. Ltd.[a]	8,400	55,314

		1,892,152
REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.42%
Activia Properties Inc.	56	459,331
Advance Residence Investment Corp.	364	758,427
AEON REIT Investment Corp.	252	282,599
Comforia Residential REIT Inc.	112	205,174
Daiwa House REIT Investment Corp.	84	306,375

Security	Shares	Value
Daiwa House Residential Investment Corp.	196	$365,847
Daiwa Office Investment Corp.	84	395,098
Frontier Real Estate Investment Corp.	112	449,627
Fukuoka REIT Corp.	196	305,196
Global One Real Estate Investment Corp.	56	169,130
GLP J-REIT	588	551,197
Hankyu REIT Inc.	140	139,671
Heiwa Real Estate REIT Inc.	224	158,039
Hulic Reit Inc.	196	227,239
Ichigo Real Estate Investment Corp.	280	195,701
Industrial & Infrastructure Fund Investment Corp.	84	349,350
Invesco Office J-Reit Inc.	140	112,291
Invincible Investment Corp.	700	397,987
Japan Excellent Inc.	336	363,491
Japan Hotel REIT Investment Corp.	812	502,538
Japan Logistics Fund Inc.	224	405,912
Japan Rental Housing Investments Inc.	420	268,944
Kenedix Office Investment Corp.	112	500,920
Kenedix Residential Investment Corp.	112	271,440
Kenedix Retail REIT Corp.[b]	84	178,002
MCUBS MidCity Investment Corp.	84	209,333
Mori Hills REIT Investment Corp.	364	419,913
MORI TRUST Sogo REIT Inc.	280	484,053
Nippon Accommodations Fund Inc.	140	467,302
NIPPON REIT Investment Corp.	112	242,512
Nomura Real Estate Master Fund Inc.	448	484,284
Nomura Real Estate Office Fund Inc.	112	442,233
Nomura Real Estate Residential Fund Inc.	56	272,641
Orix JREIT Inc.	616	777,720
Premier Investment Corp.	56	280,959
Sekisui House Reit Inc.[b]	196	197,156
Sekisui House SI Residential Investment Corp.	280	246,994
TOKYU REIT Inc.	280	328,094
Top REIT Inc.	56	219,730

		13,392,450

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.38%
Ardepro Co. Ltd.[a,b]	25,200	$19,963
Daibiru Corp.	14,000	119,223
Daikyo Inc.	84,000	131,699
Goldcrest Co. Ltd.	5,600	100,877
Heiwa Real Estate Co. Ltd.	11,200	142,882
Kenedix Inc.	67,200	237,891
Leopalace21 Corp.[b]	70,000	340,801
Open House Co. Ltd.	8,400	155,059
Raysum Co. Ltd.	5,600	51,617
Relo Holdings Inc.	2,800	293,667
Sumitomo Real Estate Sales Co. Ltd.	5,600	147,642
Sun Frontier Fudousan Co. Ltd.	5,600	42,144
Takara Leben Co. Ltd.	25,200	115,410
TOC Co. Ltd.	16,800	113,400
Tosei Corp.	8,400	54,066
Unizo Holdings Co. Ltd.	2,800	127,541

		2,193,882
ROAD & RAIL — 2.23%
Fukuyama Transporting Co. Ltd.	28,000	154,343
Hitachi Transport System Ltd.	14,000	236,828
Nankai Electric Railway Co. Ltd.	140,000	723,192
Nippon Konpo Unyu Soko Co. Ltd.	16,800	297,502
Nishi-Nippon Railroad Co. Ltd.	84,000	426,291
Sankyu Inc.	56,000	281,883
Seino Holdings Co. Ltd.	39,200	435,717
Senko Co. Ltd.	28,000	197,549
Sotetsu Holdings Inc.	112,000	638,627
Trancom Co. Ltd.	2,800	153,187

		3,545,119
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
Advantest Corp.	42,000	337,913
DISCO Corp.	8,400	634,930
Megachips Corp.	5,600	58,687
Micronics Japan Co. Ltd.	5,600	107,763
Mimasu Semiconductor Industry Co. Ltd.	5,600	54,574
Mitsui High-Tec Inc.	8,400	49,699
Sanken Electric Co. Ltd.	28,000	107,670
SCREEN Holdings Co. Ltd.	56,000	268,944
Shindengen Electric Manufacturing Co. Ltd.	28,000	107,208
Shinko Electric Industries Co. Ltd.	16,800	107,578

Security	Shares	Value
Sumco Corp.	53,200	$490,361
Tokyo Seimitsu Co. Ltd.	11,200	215,433
ULVAC Inc.	11,200	178,649

		2,719,409
SOFTWARE — 1.08%
Broadleaf Co. Ltd.	5,600	56,053
Capcom Co. Ltd.	14,000	329,249
Fuji Soft Inc.	5,600	93,946
Justsystems Corp.[b]	11,200	85,119
KLab Inc.[b]	8,400	99,814
Koei Tecmo Holdings Co. Ltd.	8,400	152,009
Marvelous Inc.[a]	8,400	74,168
NSD Co. Ltd.	8,400	104,597
OBIC Business Consultants Ltd.	2,800	136,089
Square Enix Holdings Co. Ltd.	22,400	585,023

		1,716,067
SPECIALTY RETAIL — 3.20%
Adastria Co. Ltd.	2,800	150,646
Alpen Co. Ltd.	5,600	81,469
AOKI Holdings Inc.	11,200	135,304
Aoyama Trading Co. Ltd.	14,000	523,332
Arcland Sakamoto Co. Ltd.	2,800	60,536
Autobacs Seven Co. Ltd.	19,600	360,833
BIC Camera Inc.	22,400	216,634
Chiyoda Co. Ltd.	5,600	156,653
DCM Holdings Co. Ltd.	25,200	198,797
EDION Corp.[a]	22,400	163,030
Geo Holdings Corp.	11,200	170,146
Gulliver International Co. Ltd.[a]	16,800	148,474
Jin Co. Ltd.	2,800	130,775
Joshin Denki Co. Ltd.	7,000	55,279
Joyful Honda Co. Ltd.	8,400	166,149
K’s Holdings Corp.	11,200	357,668
Keiyo Co. Ltd.	8,400	37,846
Kohnan Shoji Co. Ltd.	8,400	109,865
Komeri Co. Ltd.	8,400	187,429
Laox Co. Ltd.[a,b]	84,000	291,125
Nishimatsuya Chain Co. Ltd.	14,000	125,346
Nojima Corp.	5,600	60,304
Pal Co. Ltd.	2,800	83,410
Sac’s Bar Holdings Inc.	2,800	48,128
Shimachu Co. Ltd.	14,000	342,072
T-Gaia Corp.	8,400	137,938
Tsutsumi Jewelry Co. Ltd.	2,800	59,219
United Arrows Ltd.	5,600	221,348

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
VT Holdings Co. Ltd.	22,400	$136,413
Xebio Co. Ltd.	5,600	106,191
Yellow Hat Ltd.	2,800	61,113

		5,083,472
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.58%
Eizo Corp.	5,600	127,910
Elecom Co. Ltd.	2,800	59,611
Hitachi Maxell Ltd.	11,200	173,474
Japan Digital Laboratory Co. Ltd.	5,600	81,746
Melco Holdings Inc.	2,800	45,633
Riso Kagaku Corp.	5,600	109,472
Roland DG Corp.	2,800	63,147
Toshiba TEC Corp.	28,000	104,204
Wacom Co. Ltd.[a]	42,000	151,801

		916,998
TEXTILES, APPAREL & LUXURY GOODS — 1.16%
Descente Ltd.	11,200	156,006
Fujibo Holdings Inc.	28,000	52,911
Gunze Ltd.	56,000	175,137
Kurabo Industries Ltd.	56,000	109,519
Onward Holdings Co. Ltd.	28,000	176,524
Sanyo Shokai Ltd.	28,000	95,424
Seiko Holdings Corp.	28,000	166,588
Seiren Co. Ltd.	14,000	157,577
TSI Holdings Co. Ltd.	22,400	173,381
Unitika Ltd.[b]	168,000	92,883
Wacoal Holdings Corp.	28,000	360,210
Yondoshi Holdings Inc.	5,600	121,810

		1,837,970
TRADING COMPANIES & DISTRIBUTORS — 3.03%
Gecoss Corp.	2,800	25,185
Hanwa Co. Ltd.	56,000	235,211
Inaba Denki Sangyo Co. Ltd.	5,600	181,376
Inabata & Co. Ltd.	11,200	121,995
Iwatani Corp.	56,000	335,487
Japan Pulp & Paper Co. Ltd.	28,000	79,020
Kamei Corp.	8,400	89,001
Kanamoto Co. Ltd.	8,400	222,503
Kanematsu Corp.	112,000	172,827
Kuroda Electric Co. Ltd.	8,400	155,821
MISUMI Group Inc.	75,600	877,742
MonotaRO Co. Ltd.	8,400	425,597
Nagase & Co. Ltd.	30,800	372,594
Nippon Steel & Sumikin Bussan Corp.	29,440	98,145

Security	Shares	Value
Nishio Rent All Co. Ltd.	5,600	$143,714
Sojitz Corp.	341,600	724,439
Trusco Nakayama Corp.	5,600	217,651
Wakita & Co. Ltd.	11,200	102,864
Yamazen Corp.	14,000	109,750
Yuasa Trading Co. Ltd.	5,600	120,147

		4,811,069
TRANSPORTATION INFRASTRUCTURE — 0.09%
Sumitomo Warehouse Co. Ltd. (The)	28,000	142,328

		142,328
WIRELESS TELECOMMUNICATION SERVICES — 0.09%
Japan Communications Inc.[a,b]	33,600	83,456
WirelessGate Inc.	2,800	53,835

		137,291

TOTAL COMMON STOCKS
(Cost: $174,025,441)		158,213,284

SHORT-TERM INVESTMENTS — 4.30%

MONEY MARKET FUNDS — 4.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	6,410,406	6,410,406
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	368,117	368,117
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	51,026	51,026

		6,829,549

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,829,549)		6,829,549

TOTAL INVESTMENTS IN SECURITIES — 103.80%
(Cost: $180,854,990)		165,042,833
Other Assets, Less Liabilities — (3.80)%		(6,038,686)

NET ASSETS — 100.00%		$159,004,147

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI MALAYSIA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.44%

AIRLINES — 0.24%
AirAsia Bhd[a]	3,076,500	$637,275

		637,275
AUTOMOBILES — 1.10%
UMW Holdings Bhd	1,434,000	2,902,143

		2,902,143
BANKS — 30.96%
Alliance Financial Group Bhd	2,658,300	2,379,811
AMMB Holdings Bhd	4,810,237	5,382,884
CIMB Group Holdings Bhd[a]	12,506,564	14,888,767
Hong Leong Bank Bhd	1,384,640	4,312,165
Hong Leong Financial Group Bhd	516,600	1,717,080
Malayan Banking Bhd[a]	11,703,720	24,410,616
Public Bank Bhd[a]	6,195,380	26,551,628
RHB Capital Bhd	1,270,700	1,960,509

		81,603,460
CHEMICALS — 3.77%
Petronas Chemicals Group Bhd	6,874,600	9,935,434

		9,935,434
CONSTRUCTION & ENGINEERING — 5.05%
Dialog Group Bhd	9,322,454	3,484,822
Gamuda Bhd	4,102,200	4,238,940
IJM Corp. Bhd	3,721,240	5,581,860

		13,305,622
CONSTRUCTION MATERIALS — 0.79%
Lafarge Malaysia Bhd	938,760	2,078,683

		2,078,683
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.61%
Telekom Malaysia Bhd	2,739,400	4,233,025

		4,233,025
ELECTRIC UTILITIES — 8.40%
Tenaga Nasional Bhd	8,313,512	22,129,777

		22,129,777
ENERGY EQUIPMENT & SERVICES — 1.70%
Bumi Armada Bhd[b]	5,760,900	1,172,754
Sapurakencana Petroleum Bhd[a]	8,091,500	3,313,662

		4,486,416
FOOD PRODUCTS — 7.02%
Felda Global Ventures Holdings Bhd	3,134,700	910,556
Genting Plantations Bhd	569,800	1,339,030
IOI Corp. Bhd	7,135,930	6,796,124

Security	Shares	Value
Kuala Lumpur Kepong Bhd	1,048,200	$5,196,077
PPB Group Bhd	1,163,966	4,251,247

		18,493,034
GAS UTILITIES — 3.27%
Petronas Gas Bhd	1,700,300	8,631,047

		8,631,047
HEALTH CARE PROVIDERS & SERVICES — 3.20%
IHH Healthcare Bhd	6,051,600	8,429,014

		8,429,014
HOTELS, RESTAURANTS & LEISURE — 6.46%
Berjaya Sports Toto Bhd	1,658,576	1,164,952
Genting Bhd	5,513,900	8,992,908
Genting Malaysia Bhd	7,289,600	6,873,052

		17,030,912
INDUSTRIAL CONGLOMERATES — 5.13%
Sime Darby Bhd	7,625,025	13,525,342

		13,525,342
MARINE — 2.01%
MISC Bhd	2,739,820	5,283,938

		5,283,938
MEDIA — 1.00%
Astro Malaysia Holdings Bhd	3,831,500	2,645,559

		2,645,559
MULTI-UTILITIES — 2.13%
YTL Corp. Bhd	10,600,712	3,937,407
YTL Power International Bhd	4,553,300	1,680,385

		5,617,792
OIL, GAS & CONSUMABLE FUELS — 1.17%
Petronas Dagangan Bhd	609,500	3,070,719

		3,070,719
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.61%
IOI Properties Group Bhd	3,711,009	1,616,940

		1,616,940
TOBACCO — 1.77%
British American Tobacco Malaysia Bhd	315,400	4,669,422

		4,669,422
TRANSPORTATION INFRASTRUCTURE — 1.74%
Malaysia Airports Holdings Bhd	2,027,500	2,085,429
Westports Holdings Bhd	2,511,400	2,511,400

		4,596,829

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA ETF

August 31, 2015

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 10.31%
Axiata Group Bhd	6,339,400	$9,267,599
DiGi.Com Bhd[a]	8,589,900	10,696,471
Maxis Bhd[a]	4,608,800	7,209,480

		27,173,550

TOTAL COMMON STOCKS
(Cost: $136,260,957)		262,095,933

SHORT-TERM INVESTMENTS — 9.33%

MONEY MARKET FUNDS — 9.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	23,196,839	23,196,839
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	1,332,077	1,332,077
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	60,821	60,821

		24,589,737

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,589,737)		24,589,737

TOTAL INVESTMENTS IN SECURITIES — 108.77%
(Cost: $160,850,694)		286,685,670
Other Assets, Less Liabilities — (8.77)%		(23,106,905)

NET ASSETS — 100.00%		$263,578,765

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.08%

AUSTRALIA — 58.97%
AGL Energy Ltd.	1,006,242	$12,048,906
Alumina Ltd.	3,735,954	3,469,671
Amcor Ltd./Australia	1,766,220	17,179,655
AMP Ltd.	4,379,580	18,474,170
APA Group	1,661,178	10,328,358
Aristocrat Leisure Ltd.	797,094	4,769,441
Asciano Ltd.	1,448,376	8,717,752
ASX Ltd.	287,274	8,032,463
Aurizon Holdings Ltd.	3,146,442	11,064,121
AusNet Services	2,641,668	2,444,017
Australia & New Zealand Banking Group Ltd.	4,100,136	81,186,668
Bank of Queensland Ltd.	541,488	4,863,859
Bendigo & Adelaide Bank Ltd.	667,116	5,188,281
BHP Billiton Ltd.	4,762,554	85,018,053
Boral Ltd.	1,157,274	4,627,334
Brambles Ltd.	2,323,074	16,205,919
Caltex Australia Ltd.	400,896	9,060,779
CIMIC Group Ltd.	150,162	2,492,166
Coca-Cola Amatil Ltd.	850,686	5,065,987
Cochlear Ltd.	84,564	5,121,668
Commonwealth Bank of Australia	2,520,894	134,182,032
Computershare Ltd.	698,958	4,905,709
Crown Resorts Ltd.	538,704	4,369,098
CSL Ltd.	692,824	45,124,474
Dexus Property Group	1,425,060	7,445,882
Federation Centres	4,997,628	10,026,881
Flight Centre Travel Group Ltd.[a]	82,128	2,154,894
Fortescue Metals Group Ltd.[a]	2,295,582	3,108,434
Goodman Group	2,600,430	11,245,804
GPT Group (The)	2,616,786	8,329,714
Harvey Norman Holdings Ltd.	820,236	2,523,737
Healthscope Ltd.	1,678,056	3,164,489
Iluka Resources Ltd.	619,614	3,263,815
Incitec Pivot Ltd.	2,476,716	6,163,095
Insurance Australia Group Ltd.	3,473,388	12,484,662
James Hardie Industries PLC	666,072	8,296,759
Lend Lease Group	818,148	8,085,561
Macquarie Group Ltd.	445,436	23,978,070
Medibank Pvt Ltd.[b]	4,087,086	6,751,266
Mirvac Group	5,489,526	6,810,648
National Australia Bank Ltd.	3,875,502	85,640,715
Newcrest Mining Ltd.[b]	1,137,960	9,035,674

Security	Shares	Value
Orica Ltd.	551,928	$6,205,848
Origin Energy Ltd.	1,639,950	9,603,425
Platinum Asset Management Ltd.	344,868	1,655,225
Qantas Airways Ltd.[b]	814,668	1,940,597
QBE Insurance Group Ltd.	2,022,924	18,930,802
Ramsay Health Care Ltd.	209,670	9,284,399
REA Group Ltd.	77,604	2,272,767
Rio Tinto Ltd.	628,136	22,394,988
Santos Ltd.	1,457,946	5,302,422
Scentre Group	7,906,212	21,355,461
Seek Ltd.	483,894	4,233,318
Sonic Healthcare Ltd.	567,240	8,332,439
South32 Ltd.[b]	7,898,904	8,511,889
Stockland	3,500,532	9,703,453
Suncorp Group Ltd.	1,907,388	17,349,271
Sydney Airport	1,607,238	6,551,844
Tabcorp Holdings Ltd.	1,229,136	4,034,563
Tatts Group Ltd.	2,144,028	5,593,631
Telstra Corp. Ltd.	6,348,042	25,967,559
TPG Telecom Ltd.	411,684	2,740,597
Transurban Group	2,837,592	19,473,357
Treasury Wine Estates Ltd.	964,308	4,074,530
Wesfarmers Ltd.	1,667,790	48,075,550
Westfield Corp.	2,928,246	20,240,801
Westpac Banking Corp.	4,625,964	101,994,829
Woodside Petroleum Ltd.	1,100,376	25,166,394
Woolworths Ltd.	1,874,154	35,077,184
WorleyParsons Ltd.	305,718	1,627,708

		1,170,145,532
HONG KONG — 27.15%
AIA Group Ltd.	17,852,414	98,705,936
ASM Pacific Technology Ltd.	365,400	2,831,242
Bank of East Asia Ltd. (The)	1,740,120	5,983,729
BOC Hong Kong Holdings Ltd.	5,481,000	18,529,197
Cathay Pacific Airways Ltd.	1,740,000	3,143,205
Cheung Kong Infrastructure Holdings Ltd.	936,208	7,719,136
Cheung Kong Property Holdings Ltd.[b]	4,002,232	28,041,264
CK Hutchison Holdings Ltd.	4,012,732	53,485,489
CLP Holdings Ltd.	2,809,500	23,255,260
First Pacific Co. Ltd./Hong Kong	3,480,500	2,267,924
Galaxy Entertainment Group Ltd.	3,480,000	11,158,380
Hang Lung Properties Ltd.	3,306,736	7,466,775
Hang Seng Bank Ltd.	1,131,000	20,124,373

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2015

Security	Shares	Value
Henderson Land Development Co. Ltd.	1,710,655	$10,539,774
HKT Trust & HKT Ltd.	4,002,338	4,632,354
Hong Kong & China Gas Co. Ltd.	10,266,320	19,366,791
Hong Kong Exchanges and Clearing Ltd.	1,660,600	39,039,918
Hysan Development Co. Ltd.[a]	951,830	3,831,859
Kerry Properties Ltd.	957,000	2,864,807
Li & Fung Ltd.[a]	8,701,200	5,737,141
Link REIT	3,393,086	17,994,185
MGM China Holdings Ltd.	1,392,000	2,302,623
MTR Corp. Ltd.	2,175,286	9,697,503
New World Development Co. Ltd.	8,004,921	8,139,145
NWS Holdings Ltd.	2,262,000	2,851,561
PCCW Ltd.[a]	5,916,867	3,122,559
Power Assets Holdings Ltd.	2,058,500	17,716,266
Sands China Ltd.	3,619,200	12,562,045
Shangri-La Asia Ltd.[a]	1,761,000	1,729,177
Sino Land Co. Ltd.	4,524,800	6,725,853
SJM Holdings Ltd.[a]	2,958,000	2,675,541
Sun Hung Kai Properties Ltd.	2,561,000	32,450,139
Swire Pacific Ltd. Class A	870,000	9,547,487
Swire Properties Ltd.	1,705,200	5,214,578
Techtronic Industries Co. Ltd.	2,001,207	7,243,031
WH Group Ltd.[b,c]	8,700,000	4,568,874
Wharf Holdings Ltd. (The)	2,032,600	11,474,281
Wheelock & Co. Ltd.	1,392,000	6,313,353
Wynn Macau Ltd.[a]	2,296,800	3,544,458
Yue Yuen Industrial Holdings Ltd.	1,131,000	4,049,684

		538,646,897
NEW ZEALAND — 1.30%
Auckland International Airport Ltd.	1,413,750	4,431,524
Contact Energy Ltd.	1,090,110	3,582,720
Fletcher Building Ltd.	1,018,596	4,644,187
Meridian Energy Ltd.	1,922,700	2,690,785
Mighty River Power Ltd.	1,048,002	1,838,303
Ryman Healthcare Ltd.	555,582	2,691,441
Spark New Zealand Ltd.	2,714,922	5,810,979

		25,689,939
SINGAPORE — 11.66%
Ascendas REIT	3,045,013	4,814,847
CapitaLand Commercial Trust	3,027,600	2,855,214

Security	Shares	Value
CapitaLand Ltd.	3,810,600	$7,619,579
CapitaLand Mall Trust	3,584,400	4,879,847
City Developments Ltd.	609,000	3,795,724
ComfortDelGro Corp. Ltd.	3,184,200	6,344,467
DBS Group Holdings Ltd.[a]	2,604,900	32,803,676
Genting Singapore PLC	8,943,600	4,883,055
Global Logistic Properties Ltd.[a]	4,663,200	7,340,498
Golden Agri-Resources Ltd.	10,458,387	2,335,951
Hutchison Port Holdings Trust[a]	8,404,200	4,412,205
Jardine Cycle & Carriage Ltd.[a]	174,600	3,540,779
Keppel Corp. Ltd.[a]	2,157,600	10,464,429
Noble Group Ltd.[a]	7,047,008	2,723,264
Oversea-Chinese Banking Corp. Ltd.[a]	4,454,424	28,205,351
SembCorp Industries Ltd.[a]	1,444,240	3,502,305
Sembcorp Marine Ltd[a]	1,218,000	2,064,114
Singapore Airlines Ltd.	800,400	5,629,985
Singapore Exchange Ltd.[a]	1,183,200	6,090,925
Singapore Press Holdings Ltd.[a]	2,513,117	7,020,975
Singapore Technologies Engineering Ltd.	2,314,200	5,037,647
Singapore Telecommunications Ltd.	11,866,828	31,469,855
StarHub Ltd.	904,800	2,348,130
Suntec REIT[a]	3,480,000	3,775,367
United Overseas Bank Ltd.[a]	1,914,000	26,301,723
UOL Group Ltd.[a]	696,000	3,089,385
Wilmar International Ltd.	2,853,600	5,766,688
Yangzijiang Shipbuilding Holdings Ltd.[a]	2,871,000	2,239,311

		231,355,296

TOTAL COMMON STOCKS
(Cost: $2,375,409,685)		1,965,837,664

SHORT-TERM INVESTMENTS — 3.53%

MONEY MARKET FUNDS — 3.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	65,414,188	65,414,188
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	3,756,404	3,756,404

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2015

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	894,968	$894,968

		70,065,560

TOTAL SHORT-TERM INVESTMENTS
(Cost: $70,065,560)		70,065,560

TOTAL INVESTMENTS IN SECURITIES — 102.61%
(Cost: $2,445,475,245)		2,035,903,224
Other Assets, Less Liabilities — (2.61)%		(51,698,610)

NET ASSETS — 100.00%		$1,984,204,614

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SINGAPORE ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.29%

AEROSPACE & DEFENSE — 2.38%
Singapore Technologies Engineering Ltd.	6,658,400	$14,494,284

		14,494,284
AIRLINES — 2.58%
Singapore Airlines Ltd.	2,238,667	15,746,704

		15,746,704
BANKS — 34.96%
DBS Group Holdings Ltd.	6,428,800	80,958,298
Oversea-Chinese Banking Corp. Ltd.	10,733,850	67,966,589
United Overseas Bank Ltd.	4,680,400	64,316,920

		213,241,807
DISTRIBUTORS — 1.53%
Jardine Cycle & Carriage Ltd.	459,244	9,313,180

		9,313,180
DIVERSIFIED FINANCIAL SERVICES — 2.63%
Singapore Exchange Ltd.	3,119,200	16,057,145

		16,057,145
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.70%
Singapore Telecommunications Ltd.	29,216,668	77,480,209

		77,480,209
FOOD PRODUCTS — 3.90%
Golden Agri-Resources Ltd.	29,101,828	6,500,089
Wilmar International Ltd.	8,552,600	17,283,493

		23,783,582
HOTELS, RESTAURANTS & LEISURE — 2.21%
Genting Singapore PLC	24,682,000	13,475,956

		13,475,956
INDUSTRIAL CONGLOMERATES — 6.28%
Keppel Corp. Ltd.[a]	5,854,800	28,395,967
SembCorp Industries Ltd.[a]	4,075,400	9,882,910

		38,278,877
MACHINERY — 2.06%
Sembcorp Marine Ltd[a]	3,616,200	6,128,283
Yangzijiang Shipbuilding Holdings Ltd.	8,265,600	6,446,969

		12,575,252
MEDIA — 3.08%
Singapore Press Holdings Ltd.[a]	6,722,200	18,780,024

		18,780,024

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.53%
Ascendas REIT	8,380,435	$13,251,344
CapitaLand Commercial Trust	8,724,800	8,228,025
CapitaLand Mall Trust	10,045,000	13,675,388
Suntec REIT[a]	9,930,200	10,773,031

		45,927,788
REAL ESTATE MANAGEMENT & DEVELOPMENT — 9.89%
CapitaLand Ltd.	10,389,400	20,774,380
City Developments Ltd.	1,722,000	10,732,738
Global Logistic Properties Ltd.[a]	12,628,000	19,878,153
UOL Group Ltd.[a]	2,009,000	8,917,493

		60,302,764
ROAD & RAIL — 2.83%
ComfortDelGro Corp. Ltd.	8,667,400	17,269,655

		17,269,655
TRADING COMPANIES & DISTRIBUTORS — 1.16%
Noble Group Ltd.[a]	18,368,099	7,098,216

		7,098,216
TRANSPORTATION INFRASTRUCTURE — 2.13%
Hutchison Port Holdings Trust[a]	24,739,400	12,988,185

		12,988,185
WIRELESS TELECOMMUNICATION SERVICES — 1.44%
StarHub Ltd.	3,386,600	8,788,879

		8,788,879

TOTAL COMMON STOCKS
(Cost: $750,972,070)		605,602,507

SHORT-TERM INVESTMENTS — 8.56%

MONEY MARKET FUNDS — 8.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	49,324,969	49,324,969
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[b,c,d]	2,832,482	2,832,482
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	57,765	57,765

		52,215,216

TOTAL SHORT-TERM INVESTMENTS
(Cost: $52,215,216)		52,215,216

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 107.85%
(Cost: $803,187,286)	$657,817,723
Other Assets, Less Liabilities — (7.85)%	(47,890,799)

NET ASSETS — 100.00%	$609,926,924

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Singapore Index	135	Sep. 2015	Singapore	$6,183,791	$159,699

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TAIWAN ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.70%

AIRLINES — 0.51%
China Airlines Ltd.[a]	21,720,761	$7,810,829
EVA Airways Corp.[a]	14,472,089	8,740,360

		16,551,189
AUTO COMPONENTS — 0.59%
Cheng Shin Rubber Industry Co. Ltd.[b]	12,060,670	19,349,862

		19,349,862
AUTOMOBILES — 0.24%
China Motor Corp.	3,622,000	2,460,236
Yulon Motor Co. Ltd.[b]	6,030,362	5,458,388

		7,918,624
BANKS — 10.27%
Chang Hwa Commercial Bank Ltd.	34,974,878	16,984,360
China Development Financial Holding Corp.[b]	104,922,508	30,280,951
CTBC Financial Holding Co. Ltd.	114,570,783	69,018,585
E.Sun Financial Holding Co. Ltd.	54,270,105	32,609,441
First Financial Holding Co. Ltd.	61,506,038	29,773,781
Hua Nan Financial Holdings Co. Ltd.	48,849,237	23,121,419
Mega Financial Holding Co. Ltd.	75,978,271	56,979,069
SinoPac Financial Holdings Co. Ltd.	73,574,113	25,326,711
Taishin Financial Holding Co. Ltd.	60,300,676	21,128,211
Taiwan Business Bank[a]	32,562,652	8,206,733
Taiwan Cooperative Financial Holding Co. Ltd.	54,462,174	23,099,913

		336,529,174
BUILDING PRODUCTS — 0.09%
Taiwan Glass Industry Corp.[a,b]	7,236,693	2,913,717

		2,913,717
CAPITAL MARKETS — 0.83%
Yuanta Financial Holding Co. Ltd.[b]	67,536,248	27,088,384

		27,088,384

Security	Shares	Value
CHEMICALS — 5.93%
Formosa Chemicals & Fibre Corp.	24,120,610	$51,598,061
Formosa Plastics Corp.	31,356,518	69,100,766
Nan Ya Plastics Corp.	36,180,938	65,943,269
Taiwan Fertilizer Co. Ltd.[b]	6,030,000	7,626,461

		194,268,557
CONSTRUCTION & ENGINEERING — 0.19%
CTCI Corp.	4,824,000	6,227,195

		6,227,195
CONSTRUCTION MATERIALS — 1.42%
Asia Cement Corp.	18,090,136	19,432,334
Taiwan Cement Corp.	25,326,504	27,127,750

		46,560,084
DIVERSIFIED FINANCIAL SERVICES — 3.07%
Chailease Holding Co. Ltd.[b]	8,442,937	13,571,599
Fubon Financial Holding Co. Ltd.	50,652,515	87,025,934

		100,597,533
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.80%
Asia Pacific Telecom Co. Ltd.[a]	14,472,000	3,954,271
Chunghwa Telecom Co. Ltd.	28,944,648	87,894,360

		91,848,631
ELECTRICAL EQUIPMENT — 0.33%
Teco Electric and Machinery Co. Ltd.	14,472,092	10,897,659
Ya Hsin Industrial Co. Ltd.[a]	6,845,461	2

		10,897,661
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 15.72%
AU Optronics Corp.[b]	67,536,830	21,795,418
Delta Electronics Inc.	13,806,180	69,166,684
Hon Hai Precision Industry Co. Ltd.[b]	101,304,194	288,008,330
Innolux Corp.[b]	63,918,873	22,592,445
Largan Precision Co. Ltd.	773,794	71,823,761
Pacific Electric Wire & Cable Co. Ltd.[a]	197	—
Simplo Technology Co. Ltd.	2,099,835	6,970,192
Synnex Technology International Corp.[b]	9,648,538	10,260,612
TPK Holding Co. Ltd.[b]	2,189,466	5,484,433
WPG Holdings Ltd.[b]	10,854,744	10,258,895

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2015

Security	Shares	Value
Zhen Ding Technology Holding Ltd.[b]	3,070,072	$8,709,358

		515,070,128
FOOD & STAPLES RETAILING — 0.88%
President Chain Store Corp.	4,305,215	28,779,945

		28,779,945
FOOD PRODUCTS — 2.16%
Standard Foods Corp.	2,667,144	6,057,964
Uni-President Enterprises Corp.	36,385,189	64,861,730

		70,919,694
INDUSTRIAL CONGLOMERATES — 0.68%
Far Eastern New Century Corp.	24,631,843	22,333,396

		22,333,396
INSURANCE — 3.74%
Cathay Financial Holding Co. Ltd.	61,506,483	88,660,365
China Life Insurance Co. Ltd./Taiwan	24,120,378	18,422,397
Shin Kong Financial Holding Co. Ltd.	65,124,205	15,452,411

		122,535,173
LEISURE PRODUCTS — 0.73%
Giant Manufacturing Co. Ltd.[b]	2,150,590	15,566,263
Merida Industry Co. Ltd.	1,529,100	8,318,500

		23,884,763
MACHINERY — 0.23%
Hiwin Technologies Corp.[b]	1,496,973	7,683,627

		7,683,627
MARINE — 0.44%
Evergreen Marine Corp. Taiwan Ltd.	13,274,673	5,813,988
U-Ming Marine Transport Corp.	3,618,800	3,586,991
Wan Hai Lines Ltd.	2,412,000	1,660,585
Yang Ming Marine Transport Corp.[a]	10,854,635	3,486,324

		14,547,888
METALS & MINING — 1.63%
China Steel Corp.[b]	89,244,977	53,487,727

		53,487,727
OIL, GAS & CONSUMABLE FUELS — 0.58%
Formosa Petrochemical Corp.	8,442,950	18,917,232

		18,917,232

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.43%
Highwealth Construction Corp.	4,824,300	$7,458,271
Ruentex Development Co. Ltd.[b]	6,038,773	6,458,975

		13,917,246
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 31.52%
Advanced Semiconductor Engineering Inc.[b]	48,248,448	49,826,269
Epistar Corp.[b]	8,442,047	6,824,002
Hermes Microvision Inc.	298,000	12,639,538
Inotera Memories Inc.[a,b]	19,296,000	11,624,103
Kinsus Interconnect Technology Corp.[b]	1,996,043	3,558,228
MediaTek Inc.[b]	11,362,175	87,653,863
Novatek Microelectronics Corp.[b]	4,445,544	14,893,173
Phison Electronics Corp.	1,206,698	8,400,452
Powertech Technology Inc.	4,824,036	8,302,986
Radiant Opto-Electronics Corp.[b]	3,310,583	9,646,032
Realtek Semiconductor Corp.[b]	3,618,063	6,494,188
Siliconware Precision Industries Co. Ltd.[b]	22,914,214	28,170,895
Taiwan Semiconductor Manufacturing Co. Ltd.[b]	187,545,882	743,589,148
Transcend Information Inc.	1,206,905	3,253,184
United Microelectronics Corp.[b]	94,068,501	31,080,515
Vanguard International Semiconductor Corp.[b]	6,030,000	6,857,328

		1,032,813,904
SPECIALTY RETAIL — 0.63%
Hotai Motor Co. Ltd.[b]	1,886,000	20,752,028

		20,752,028
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 8.83%
Acer Inc.[a,b]	21,708,737	8,006,660
Advantech Co. Ltd.[b]	2,412,444	15,348,410
Asustek Computer Inc.[b]	5,357,857	48,743,720
Casetek Holdings Ltd.[b]	1,206,000	4,503,596
Catcher Technology Co. Ltd.[b]	4,989,743	50,915,747
Chicony Electronics Co. Ltd.[b]	3,652,887	9,071,591
Compal Electronics Inc.	31,356,554	18,311,255
Foxconn Technology Co. Ltd.[b]	7,236,871	20,352,028
HTC Corp.[b]	4,824,884	6,828,924
Inventec Corp.	18,090,868	8,284,785
Lite-On Technology Corp.	15,761,702	14,436,285

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2015

Security	Shares	Value
Pegatron Corp.[b]	14,472,037	$37,452,228
Quanta Computer Inc.[b]	20,502,240	37,682,379
Wistron Corp.[b]	18,680,005	9,243,539

		289,181,147
TEXTILES, APPAREL & LUXURY GOODS — 2.25%
Eclat Textile Co. Ltd.[b]	1,396,080	21,003,846
Feng TAY Enterprise Co. Ltd.[b]	2,412,140	14,308,552
Formosa Taffeta Co. Ltd.	6,030,515	5,245,378
Pou Chen Corp.	16,884,103	27,296,040
Ruentex Industries Ltd.	3,618,262	5,771,692

		73,625,508
WIRELESS TELECOMMUNICATION SERVICES — 1.98%
Far EasTone Telecommunications Co. Ltd.	12,060,259	26,466,142
Taiwan Mobile Co. Ltd.	12,735,609	38,281,980

		64,748,122

TOTAL COMMON STOCKS
(Cost: $2,322,207,032)		3,233,948,139

SHORT-TERM INVESTMENTS — 8.39%

MONEY MARKET FUNDS — 8.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	233,091,787	233,091,787

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	13,385,206	$13,385,206
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	28,276,302	28,276,302

		274,753,295

TOTAL SHORT-TERM INVESTMENTS (Cost: $274,753,295)		274,753,295

TOTAL INVESTMENTS IN SECURITIES — 107.09% (Cost: $2,596,960,327)		3,508,701,434
Other Assets, Less Liabilities — (7.09)%		(232,291,627)

NET ASSETS — 100.00%		$3,276,409,807

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Taiwan Index	1,390	Sep. 2015	Singapore	$41,839,000	$1,461,334

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.37%

AIRLINES — 0.58%
Bangkok Airways Co. Ltd.	1,016,100	$581,114
Nok Airlines PCL NVDR[a,b]	591,100	119,556
Thai Airways International PCL NVDR[a,b]	2,355,966	670,410

		1,371,080
AUTO COMPONENTS — 0.59%
PCS Machine Group Holding PCL	773,500	135,948
Somboon Advance Technology PCL NVDR	997,725	439,784
Sri Trang Agro-Industry PCL NVDR	2,518,671	822,107

		1,397,839
BANKS — 21.42%
Bangkok Bank PCL Foreign	532,900	2,445,587
Bangkok Bank PCL NVDR	668,300	3,066,965
Kasikornbank PCL Foreign	2,608,600	13,172,175
Kasikornbank PCL NVDR	1,361,900	6,857,942
Kiatnakin Bank PCL NVDR[b]	1,244,573	1,119,751
Krung Thai Bank PCL NVDR[b]	9,214,100	4,678,382
LH Financial Group PCL NVDR	18,950,819	840,614
Siam Commercial Bank PCL (The) NVDR	3,489,300	13,822,865
Thanachart Capital PCL NVDR	1,952,800	1,607,131
Tisco Financial Group PCL NVDR	1,314,310	1,448,326
TMB Bank PCL NVDR	26,974,200	1,775,955

		50,835,693
BEVERAGES — 0.16%
Carabao Group PCL	348,900	374,743

		374,743
BUILDING PRODUCTS — 0.41%
Dynasty Ceramic PCL NVDR	9,753,540	974,130

		974,130
CAPITAL MARKETS — 0.14%
AIRA Capital Co. Ltd.[b]	2,628,440	155,455
Asia Plus Group Holdings PCL NVDR[b]	1,710,000	180,327

		335,782
CHEMICALS — 3.72%
Eastern Polymer Group PCL	941,200	236,317

Security	Shares	Value
Indorama Ventures PCL NVDR	3,854,810	$2,344,396
PTT Global Chemical PCL NVDR	3,429,007	5,739,724
Siamgas & Petrochemicals PCL NVDR[b]	1,590,100	496,837

		8,817,274
COMMERCIAL SERVICES & SUPPLIES — 0.13%
Inter Far East Engineering PCL	1,147,200	316,844

		316,844
CONSTRUCTION & ENGINEERING — 2.13%
CH Karnchang PCL NVDR[b]	1,762,400	1,302,932
Italian-Thai Development PCL NVDR[a,b]	6,660,748	1,421,529
Sino-Thai Engineering & Construction PCL NVDR[b]	2,352,928	1,673,864
Sriracha Construction PCL NVDR	227,800	156,337
TTCL PCL NVDR	259,400	173,681
Unique Engineering & Construction PCL	586,400	320,643

		5,048,986
CONSTRUCTION MATERIALS — 5.03%
Siam Cement PCL (The) Foreign	651,700	8,654,183
Siam Cement PCL (The) NVDR	197,600	2,646,060
Superblock PCL[a,b]	12,253,850	646,109

		11,946,352
CONSUMER FINANCE — 0.71%
Krungthai Card PCL NVDR[b]	153,500	376,845
Muangthai Leasing PCL	955,600	453,207
Srisawad Power 1979 PCL NVDR	837,218	858,355

		1,688,407
CONTAINERS & PACKAGING — 0.17%
Polyplex Thailand PCL NVDR	1,931,550	412,229

		412,229
DISTRIBUTORS — 0.23%
Energy Earth PCL NVDR	4,065,500	539,874

		539,874
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.28%
Jasmine International PCL NVDR[b]	10,280,868	1,620,502
Samart Telcoms PCL NVDR[b]	390,400	193,866
Thaicom PCL NVDR[b]	766,700	673,764
True Corp. PCL NVDR[a]	19,549,172	5,290,193

		7,778,325

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2015

Security	Shares	Value
ELECTRIC UTILITIES — 0.07%
Thai Solar Energy PCL[a]	1,022,000	$161,091

		161,091
ELECTRICAL EQUIPMENT — 0.16%
Gunkul Engineering PCL NVDR[b]	649,782	371,615

		371,615
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.44%
Cal-Comp Electronics Thailand PCL NVDR	11,019,312	989,878
Delta Electronics Thailand PCL NVDR	1,498,844	3,637,869
Hana Microelectronics PCL NVDR	1,965,300	1,398,107
KCE Electronics PCL NVDR[b]	467,300	681,167
Loxley PCL NVDR	1,642,705	128,319
Samart Corp. PCL NVDR	1,793,137	925,458
Samart I-Mobile PCL	2,796,200	127,153
SVI PCL NVDR[b]	2,047,615	273,053

		8,161,004
FOOD & STAPLES RETAILING — 5.89%
CP ALL PCL NVDR[b]	9,825,800	13,980,075

		13,980,075
FOOD PRODUCTS — 3.61%
Charoen Pokphand Foods PCL NVDR[b]	7,112,300	3,769,946
GFPT PCL NVDR[b]	2,479,600	601,828
Ichitan Group PCL NVDR[b]	617,900	284,429
Kaset Thai International Sugar Corp. PCL	751,600	159,357
Khon Kaen Sugar Industry PCL NVDR	5,381,380	534,460
Thai Union Frozen Products PCL NVDR	4,028,200	1,955,382
Thai Vegetable Oil PCL NVDR	1,636,653	1,255,627

		8,561,029
GAS UTILITIES — 0.05%
Scan Inter PCL[a]	431,000	129,859

		129,859
HEALTH CARE PROVIDERS & SERVICES — 5.21%
Bangkok Chain Hospital PCL NVDR	3,649,125	671,899
Bangkok Dusit Medical Services PCL NVDR	8,674,000	4,718,733

Security	Shares	Value
Bumrungrad Hospital PCL NVDR	957,376	$6,169,727
Chularat Hospital PCL NVDR	6,500,500	348,193
Vibhavadi Medical Center PCL NVDR	11,306,500	460,524

		12,369,076
HOTELS, RESTAURANTS & LEISURE — 1.25%
Erawan Group PCL (The) NVDR[b]	1,493,200	156,631
Minor International PCL NVDR	3,804,010	2,812,282

		2,968,913
HOUSEHOLD PRODUCTS — 0.06%
DSG International Thailand PCL NVDR	913,380	129,955

		129,955
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.97%
CK Power PCL NVDR	3,165,660	226,087
Glow Energy PCL NVDR	1,447,700	3,988,293
SPCG PCL NVDR	697,200	466,810

		4,681,190
INSURANCE — 0.16%
Thai Reinsurance PCL NVDR[a,b]	4,646,140	370,706

		370,706
INTERNET & CATALOG RETAIL — 0.08%
OfficeMate PCL NVDR	160,600	185,937

		185,937
MACHINERY — 0.08%
BJC Heavy Industries PCL NVDR	903,550	180,231

		180,231
MARINE — 0.59%
Precious Shipping PCL NVDR[b]	2,098,800	421,575
Thoresen Thai Agencies PCL NVDR[b]	3,438,789	978,537

		1,400,112
MEDIA — 2.34%
BEC World PCL NVDR	2,649,200	2,734,563
E for L Aim PCL	4,842,900	140,511
Major Cineplex Group PCL NVDR	1,828,700	1,658,048
Plan B Media PCL[a]	1,237,600	201,980
RS PCL NVDR	818,300	239,703
VGI Global Media PCL NVDR[b]	3,378,440	390,200
Workpoint Entertainment PCL	178,500	197,946

		5,562,951

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2015

Security	Shares	Value
METALS & MINING — 0.34%
STP & I PCL NVDR[b]	2,055,010	$796,893

		796,893
OIL, GAS & CONSUMABLE FUELS — 14.64%
Bangchak Petroleum PCL (The) NVDR	1,299,100	1,268,475
Banpu PCL NVDR[b]	3,166,200	1,819,604
Energy Absolute PCL NVDR	2,235,800	1,272,432
Esso Thailand PCL NVDR[a]	4,135,400	576,845
IRPC PCL NVDR	28,452,400	3,016,296
PTT Exploration & Production PCL NVDR	2,983,684	6,617,461
PTT PCL NVDR	2,274,500	17,005,608
Thai Oil PCL NVDR	2,205,500	3,168,733

		34,745,454
PERSONAL PRODUCTS — 0.08%
Beauty Community PCL	1,610,400	196,779

		196,779
PHARMACEUTICALS — 0.08%
Mega Lifesciences PCL NVDR	402,100	196,311

		196,311
REAL ESTATE MANAGEMENT & DEVELOPMENT — 6.23%
Amata Corp. PCL NVDR	2,140,300	704,576
Ananda Development PCL NVDR[b]	2,907,000	253,029
AP Thailand PCL NVDR[b]	4,467,986	685,561
Bangkok Land PCL NVDR[b]	28,264,900	1,127,600
Central Pattana PCL NVDR	3,159,100	3,965,951
Country Group Development PCL NVDR[a]	4,921,000	175,725
Golden Land Property Development PCL NVDR[a,b]	947,900	154,700
LPN Development PCL NVDR[b]	1,861,547	810,159
MBK PCL NVDR	1,116,000	442,104
Quality Houses PCL NVDR[b]	16,515,231	1,087,347
Rojana Industrial Park PCL NVDR[b]	1,074,283	176,824
Sansiri PCL NVDR[b]	15,874,637	699,733
SC Asset Corp. PCL NVDR[b]	7,566,104	620,570
Siam Future Development PCL NVDR	4,106,028	618,567
Supalai PCL NVDR[b]	2,182,800	1,023,045
TICON Industrial Connection PCL NVDR[b]	2,347,591	772,816

Security	Shares	Value
U City PCL NVDR[a,b]	232,235,500	$259,155
Univentures PCL NVDR[b]	803,000	137,772
WHA Corp. PCL NVDR[a]	11,144,540	1,075,746

		14,790,980
ROAD & RAIL — 1.46%
BTS Group Holdings PCL NVDR	12,756,600	3,469,852

		3,469,852
SOFTWARE — 0.06%
Mono Technology PCL NVDR[b]	1,789,820	139,810

		139,810
SPECIALTY RETAIL — 1.20%
Home Product Center PCL NVDR	8,476,571	1,726,293
PTG Energy PCL[b]	570,000	219,445
Siam Global House PCL NVDR[b]	3,103,733	909,170

		2,854,908
TEXTILES, APPAREL & LUXURY GOODS — 0.07%
MC Group PCL NVDR[b]	463,500	164,220

		164,220
TRANSPORTATION INFRASTRUCTURE — 4.27%
Airports of Thailand PCL NVDR	1,024,100	7,885,384
Bangkok Aviation Fuel Services PCL NVDR	485,700	348,913
Bangkok Expressway PCL NVDR	1,323,800	1,301,826
Bangkok Metro PCL NVDR[a,b]	8,097,541	399,850
Namyong Terminal PCL NVDR	475,700	203,047

		10,139,020
WATER UTILITIES — 0.73%
Eastern Water Resources Development and Management PCL NVDR	606,000	194,420
TTW PCL NVDR	4,824,566	1,534,386

		1,728,806
WIRELESS TELECOMMUNICATION SERVICES — 6.55%
Advanced Info Service PCL NVDR	2,340,119	15,537,685

		15,537,685

TOTAL COMMON STOCKS
(Cost: $341,412,656)		235,812,020

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2015

Security	Shares	Value
RIGHTS — 0.00%

CONSTRUCTION MATERIALS — 0.00%
Jay Mart PCL[a]	151,200	$—

		—
ELECTRICAL EQUIPMENT — 0.00%
Gunkul Engineering PCL[a,b]	108,296	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 11.80%

MONEY MARKET FUNDS — 11.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	25,862,056	25,862,056
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	1,485,126	1,485,126
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	653,634	653,634

		28,000,816

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,000,816)		28,000,816

TOTAL INVESTMENTS IN SECURITIES — 111.17%
(Cost: $369,413,472)		263,812,836
Other Assets, Less Liabilities — (11.17)%		(26,509,327)

NET ASSETS — 100.00%		$237,303,509

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,046,220,425	$174,025,441	$136,260,957
Affiliated (Note 2)	97,234,110	6,829,549	24,589,737

Total cost of investments	$3,143,454,535	$180,854,990	$160,850,694

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,706,536,022	$158,213,284	$262,095,933
Affiliated (Note 2)	97,234,110	6,829,549	24,589,737

Total fair value of investments	2,803,770,132	165,042,833	286,685,670
Foreign currency, at value[b]	6,406,730	364,199	631,158
Foreign currency pledged to broker, at value[b]	1,207,981	—	—
Receivables:
Investment securities sold	5,855,898	6,598,563	7,555,625
Dividends and interest	8,062,016	422,092	915,359
Capital shares sold	—	—	3,059,523
Futures variation margin	241,933	—	—

Total Assets	2,825,544,690	172,427,687	298,847,335

LIABILITIES
Payables:
Investment securities purchased	4,268,111	3,611,796	5,505,286
Collateral for securities on loan (Note 1)	97,156,364	6,778,523	24,528,916
Capital shares redeemed	617,958	2,909,539	5,103,198
Investment advisory fees (Note 2)	1,278,395	123,682	131,170

Total Liabilities	103,320,828	13,423,540	35,268,570

NET ASSETS	$2,722,223,862	$159,004,147	$263,578,765

Net assets consist of:
Paid-in capital	$3,506,781,082	$179,176,845	$99,358,963
Undistributed net investment income	7,704,071	217,281	3,673,177
Undistributed net realized gain (accumulated net realized loss)	(452,822,412)	(4,595,421)	34,736,152
Net unrealized appreciation (depreciation)	(339,438,879)	(15,794,558)	125,810,473

NET ASSETS	$2,722,223,862	$159,004,147	$263,578,765

Shares outstanding[c]	140,175,000	2,800,000	25,875,000

Net asset value per share	$19.42	$56.79	$10.19

[a]	Securities on loan with values of $90,691,423, $6,433,748 and $23,432,267, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $7,614,013, $355,279 and $631,158, respectively.
[c]	$0.001 par value, number of shares authorized: 375 million, 500 million and 300 million, respectively.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,375,409,685	$750,972,070	$2,322,207,032
Affiliated (Note 2)	70,065,560	52,215,216	274,753,295

Total cost of investments	$2,445,475,245	$803,187,286	$2,596,960,327

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,965,837,664	$605,602,507	$3,233,948,139
Affiliated (Note 2)	70,065,560	52,215,216	274,753,295

Total fair value of investments	2,035,903,224	657,817,723	3,508,701,434
Foreign currency, at value[b]	4,821,574	5,982,464	3,406,987
Cash	—	—	3,089,982
Foreign currency pledged to broker, at value[b]	—	161,482	—
Cash pledged to broker	—	—	2,838,000
Receivables:
Investment securities sold	2,660,757	15,200,976	40,126,478
Dividends and interest	13,753,103	4,336,961	23,479,473
Futures variation margin	—	159,699	630,864

Total Assets	2,057,138,658	683,659,305	3,582,273,218

LIABILITIES
Payables:
Investment securities purchased	2,848,712	19,510,845	16,806,886
Collateral for securities on loan (Note 1)	69,170,592	52,157,451	246,476,993
Capital shares redeemed	—	1,782,165	35,318,499
Due to custodian	—	—	3,089,982
Foreign taxes (Note 1)	—	—	2,313,298
Investment advisory fees (Note 2)	914,740	281,920	1,857,753

Total Liabilities	72,934,044	73,732,381	305,863,411

NET ASSETS	$1,984,204,614	$609,926,924	$3,276,409,807

Net assets consist of:
Paid-in capital	$2,907,998,237	$983,620,948	$3,438,242,450
Undistributed (distributions in excess of) net investment income	11,524,396	(1,115,300)	71,038,580
Accumulated net realized loss	(525,449,225)	(227,285,882)	(1,145,572,212)
Net unrealized appreciation (depreciation)	(409,868,794)	(145,292,842)	912,700,989

NET ASSETS	$1,984,204,614	$609,926,924	$3,276,409,807

Shares outstanding[c]	52,200,000	57,400,000	241,200,000

Net asset value per share	$38.01	$10.63	$13.58

[a]	Securities on loan with values of $64,808,545, $49,335,032 and $232,867,346, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $4,848,622, $6,168,027 and $3,406,987, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 300 million and 900 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

iShares MSCI Thailand Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$341,412,656
Affiliated (Note 2)	28,000,816

Total cost of investments	$369,413,472

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$235,812,020
Affiliated (Note 2)	28,000,816

Total fair value of investments	263,812,836
Foreign currency, at value[b]	39
Receivables:
Investment securities sold	540,730
Dividends and interest	1,046,391
Capital shares sold	26,754

Total Assets	265,426,750

LIABILITIES
Payables:
Investment securities purchased	638,249
Collateral for securities on loan (Note 1)	27,347,182
Investment advisory fees (Note 2)	137,810

Total Liabilities	28,123,241

NET ASSETS	$237,303,509

Net assets consist of:
Paid-in capital	$364,215,477
Undistributed net investment income	1,078,328
Accumulated net realized loss	(22,380,522)
Net unrealized depreciation	(105,609,774)

NET ASSETS	$237,303,509

Shares outstanding[c]	3,650,000

Net asset value per share	$65.01

[a]	Securities on loan with a value of $15,046,469. See Note 1.
[b]	Cost of foreign currency: $39.
[c]	$0.001 par value, number of shares authorized: 200 million.

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$91,448,352	$2,404,344	$15,843,726
Interest — affiliated (Note 2)	224	8	20
Securities lending income — affiliated — net (Note 2)	486,160	148,129	100,529

Total investment income	91,934,736	2,552,481	15,944,275

EXPENSES
Investment advisory fees (Note 2)	15,472,269	701,139	2,476,145

Total expenses	15,472,269	701,139	2,476,145

Net investment income	76,462,467	1,851,342	13,468,130

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(54,477,854)	(543,413)	89,460,638
In-kind redemptions — unaffiliated	150,278,137	19,402,442	—
Futures contracts	(1,319,015)	—	—
Foreign currency transactions	15,879	(136,831)	(1,693,821)

Net realized gain	94,497,147	18,722,198	87,766,817

Net change in unrealized appreciation/depreciation on:
Investments	(536,247,142)	(32,011,158)	(328,366,164)
Futures contracts	517,953	—	—
Translation of assets and liabilities in foreign currencies	3,380	24,683	(34,753)

Net change in unrealized appreciation/depreciation	(535,725,809)	(31,986,475)	(328,400,917)

Net realized and unrealized loss	(441,228,662)	(13,264,277)	(240,634,100)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(364,766,195)	$(11,412,935)	$(227,165,970)

[a]	Net of foreign withholding tax of $ —, $261,862 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$130,977,719	$29,540,349	$108,739,680
Interest — affiliated (Note 2)	106	39	1,388
Securities lending income — affiliated — net (Note 2)	490,502	753,050	1,993,866 [b]

	131,468,327	30,293,438	110,734,934
Less: Other foreign taxes (Note 1)	—	—	(2,928,781)

Total investment income	131,468,327	30,293,438	107,806,153

EXPENSES
Investment advisory fees (Note 2)	13,450,529	3,991,035	22,392,457

Total expenses	13,450,529	3,991,035	22,392,457

Net investment income	118,017,798	26,302,403	85,413,696

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(57,066,025)	(14,920,487)	(108,615,185)
In-kind redemptions — unaffiliated	129,535,963	12,445,650	—
Futures contracts	—	(1,846,594)	(10,006,583)
Foreign currency transactions	(4,616,451)	(897,320)	(1,875,452)

Net realized gain (loss)	67,853,487	(5,218,751)	(120,497,220)

Net change in unrealized appreciation/depreciation on:
Investments	(853,511,736)	(209,403,433)	(618,245,316)
Futures contracts	—	202,425	1,182,109
Translation of assets and liabilities in foreign currencies	(332,979)	(91,891)	(563,304)

Net change in unrealized appreciation/depreciation	(853,844,715)	(209,292,899)	(617,626,511)

Net realized and unrealized loss	(785,991,228)	(214,511,650)	(738,123,731)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(667,973,430)	$(188,209,247)	$(652,710,035)

[a]	Net of foreign withholding tax of $1,760,821, $270,575 and $24,592,777, respectively.
[b]	Net of foreign tax paid of $473,115.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

iShares MSCI Thailand Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$11,040,846
Interest — affiliated (Note 2)	57
Securities lending income — affiliated — net (Note 2)	787,999

Total investment income	11,828,902

EXPENSES
Investment advisory fees (Note 2)	2,698,099

Total expenses	2,698,099

Net investment income	9,130,803

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,216,902)
In-kind redemptions — unaffiliated	(5,900,789)
Foreign currency transactions	(171,184)

Net realized loss	(15,288,875)

Net change in unrealized appreciation/depreciation on:
Investments	(81,356,807)
Translation of assets and liabilities in foreign currencies	(9,572)

Net change in unrealized appreciation/depreciation	(81,366,379)

Net realized and unrealized loss	(96,655,254)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(87,524,451)

[a]	Net of foreign withholding tax of $1,213,936.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$76,462,467	$70,834,799	$1,851,342	$1,791,679
Net realized gain	94,497,147	65,800,683	18,722,198	1,795,819
Net change in unrealized appreciation/depreciation	(535,725,809)	218,838,568	(31,986,475)	15,636,594

Net increase (decrease) in net assets resulting from operations	(364,766,195)	355,474,050	(11,412,935)	19,224,092

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(74,964,011)	(69,523,487)	(2,993,420)	(2,956,269)

Total distributions to shareholders	(74,964,011)	(69,523,487)	(2,993,420)	(2,956,269)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,076,021,470	1,440,373,193	249,704,421	80,604,743
Cost of shares redeemed	(1,135,379,620)	(629,867,957)	(246,130,624)	(16,023,548)

Net increase (decrease) in net assets from capital share transactions	(59,358,150)	810,505,236	3,573,797	64,581,195

INCREASE (DECREASE) IN NET ASSETS	(499,088,356)	1,096,455,799	(10,832,558)	80,849,018

NET ASSETS
Beginning of year	3,221,312,218	2,124,856,419	169,836,705	88,987,687

End of year	$2,722,223,862	$3,221,312,218	$159,004,147	$169,836,705

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,704,071	$6,189,736	$217,281	$(1,026,401)

SHARES ISSUED AND REDEEMED
Shares sold	47,625,000	66,525,000	4,300,000	1,500,000
Shares redeemed	(54,600,000)	(31,725,000)	(4,500,000)	(300,000)

Net increase (decrease) in shares outstanding	(6,975,000)	34,800,000	(200,000)	1,200,000

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,468,130	$27,863,132	$118,017,798	$123,772,601
Net realized gain	87,766,817	41,437,464	67,853,487	126,373,389
Net change in unrealized appreciation/depreciation	(328,400,917)	33,268,903	(853,844,715)	262,536,520

Net increase (decrease) in net assets resulting from operations	(227,165,970)	102,569,499	(667,973,430)	512,682,510

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,389,546)	(26,722,876)	(121,558,328)	(118,670,244)
From net realized gain	(1,987,267)	—	—	—

Total distributions to shareholders	(17,376,813)	(26,722,876)	(121,558,328)	(118,670,244)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	107,286,599	52,163,306	27,284,262	752,794,621
Cost of shares redeemed	(385,625,950)	(150,687,467)	(725,596,210)	(682,826,053)

Net increase (decrease) in net assets from capital share transactions	(278,339,351)	(98,524,161)	(698,311,948)	69,968,568

INCREASE (DECREASE) IN NET ASSETS	(522,882,134)	(22,677,538)	(1,487,843,706)	463,980,834

NET ASSETS
Beginning of year	786,460,899	809,138,437	3,472,048,320	3,008,067,486

End of year	$263,578,765	$786,460,899	$1,984,204,614	$3,472,048,320

Undistributed net investment income included in net assets at end of year	$3,673,177	$3,466,057	$11,524,396	$12,734,661

SHARES ISSUED AND REDEEMED
Shares sold	8,250,000	3,225,000	600,000	15,300,000
Shares redeemed	(31,125,000)	(9,900,000)	(16,200,000)	(15,000,000)

Net increase (decrease) in shares outstanding	(22,875,000)	(6,675,000)	(15,600,000)	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$26,302,403	$32,110,843	$85,413,696	$57,916,427
Net realized gain (loss)	(5,218,751)	32,530,341	(120,497,220)	(20,870,934)
Net change in unrealized appreciation/depreciation	(209,292,899)	84,170,334	(617,626,511)	581,209,729

Net increase (decrease) in net assets resulting from operations	(188,209,247)	148,811,518	(652,710,035)	618,255,222

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(27,289,993)	(36,850,739)	(61,969,914)	(51,978,221)

Total distributions to shareholders	(27,289,993)	(36,850,739)	(61,969,914)	(51,978,221)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	32,838,329	45,906,815	1,059,504,564	299,500,305
Cost of shares redeemed	(191,867,107)	(308,890,044)	(367,078,617)	(209,110,415)

Net increase (decrease) in net assets from capital share transactions	(159,028,778)	(262,983,229)	692,425,947	90,389,890

INCREASE (DECREASE) IN NET ASSETS	(374,528,018)	(151,022,450)	(22,254,002)	656,666,891

NET ASSETS
Beginning of year	984,454,942	1,135,477,392	3,298,663,809	2,641,996,918

End of year	$609,926,924	$984,454,942	$3,276,409,807	$3,298,663,809

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,115,300)	$(2,353,314)	$71,038,580	$49,428,800

SHARES ISSUED AND REDEEMED
Shares sold	2,500,000	3,400,000	66,600,000	21,000,000
Shares redeemed	(15,600,000)	(23,800,000)	(26,000,000)	(14,600,000)

Net increase (decrease) in shares outstanding	(13,100,000)	(20,400,000)	40,600,000	6,400,000

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Thailand Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,130,803	$12,286,557
Net realized gain (loss)	(15,288,875)	9,219,384
Net change in unrealized appreciation/depreciation	(81,366,379)	95,854,036

Net increase (decrease) in net assets resulting from operations	(87,524,451)	117,359,977

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,842,483)	(12,909,951)

Total distributions to shareholders	(9,842,483)	(12,909,951)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	232,829,500	341,398,189
Cost of shares redeemed	(469,528,663)	(416,351,403)

Net decrease in net assets from capital share transactions	(236,699,163)	(74,953,214)

INCREASE (DECREASE) IN NET ASSETS	(334,066,097)	29,496,812

NET ASSETS
Beginning of year	571,369,606	541,872,794

End of year	$237,303,509	$571,369,606

Undistributed net investment income included in net assets at end of year	$1,078,328	$1,958,625

SHARES ISSUED AND REDEEMED
Shares sold	2,900,000	4,550,000
Shares redeemed	(6,100,000)	(5,700,000)

Net decrease in shares outstanding	(3,200,000)	(1,150,000)

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$21.89	$18.91	$16.94	$17.59	$16.02

Income from investment operations:
Net investment income[a]	0.52	0.66	0.48	0.54	0.42
Net realized and unrealized gain (loss)[b]	(2.50)	3.04	2.05	(0.65)	1.56

Total from investment operations	(1.98)	3.70	2.53	(0.11)	1.98

Less distributions from:
Net investment income	(0.49)	(0.72)	(0.56)	(0.54)	(0.41)

Total distributions	(0.49)	(0.72)	(0.56)	(0.54)	(0.41)

Net asset value, end of year	$19.42	$21.89	$18.91	$16.94	$17.59

Total return	(9.29)%	19.87%	15.04%	(0.33)%	12.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,722,224	$3,221,312	$2,124,856	$1,865,974	$1,607,982
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	2.36%	3.24%	2.47%	3.26%	2.25%
Portfolio turnover rate[c]	7%	6%	12%	11%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$56.61	$49.44	$42.82	$46.49	$40.74

Income from investment operations:
Net investment income[a]	0.70	0.70	0.65	0.82	0.78
Net realized and unrealized gain (loss)[b]	0.71	7.61	6.97	(3.25)	5.87

Total from investment operations	1.41	8.31	7.62	(2.43)	6.65

Less distributions from:
Net investment income	(1.23)	(1.14)	(1.00)	(1.24)	(0.90)

Total distributions	(1.23)	(1.14)	(1.00)	(1.24)	(0.90)

Net asset value, end of year	$56.79	$56.61	$49.44	$42.82	$46.49

Total return	2.63%	16.94%	18.07%	(5.18)%	16.38%

Ratios/Supplemental data:
Net assets, end of year (000s)	$159,004	$169,837	$88,988	$42,817	$74,387
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.51%
Ratio of net investment income to average net assets	1.26%	1.31%	1.36%	1.84%	1.72%
Portfolio turnover rate[c]	10%	14%	17%	7%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$16.13	$14.60	$14.52	$13.92	$12.98

Income from investment operations:
Net investment income[a]	0.36	0.54	0.41	0.38	0.41
Net realized and unrealized gain (loss)[b]	(5.86)	1.51	0.04	0.76	0.92

Total from investment operations	(5.50)	2.05	0.45	1.14	1.33

Less distributions from:
Net investment income	(0.39)	(0.52)	(0.37)	(0.52)	(0.39)
Net realized gain	(0.05)	—	—	—	—
Return of capital	—	—	—	(0.02)	—

Total distributions	(0.44)	(0.52)	(0.37)	(0.54)	(0.39)

Net asset value, end of year	$10.19	$16.13	$14.60	$14.52	$13.92

Total return	(34.62)%	14.17%	3.02%	8.61%	10.19%

Ratios/Supplemental data:
Net assets, end of year (000s)	$263,579	$786,461	$809,138	$936,692	$978,402
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	2.61%	3.48%	2.71%	2.73%	2.84%
Portfolio turnover rate[c]	24%	16%	17%	24%	49%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 were 5%, 10%, 8%, 14% and 14%, respectively. See Note 4.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$51.21	$44.56	$43.21	$44.47	$39.25

Income from investment operations:
Net investment income[a]	1.97	1.88	1.69	1.73	1.64
Net realized and unrealized gain (loss)[b]	(13.09)	6.51	1.71	(1.14)	5.31

Total from investment operations	(11.12)	8.39	3.40	0.59	6.95

Less distributions from:
Net investment income	(2.08)	(1.74)	(2.05)	(1.85)	(1.73)

Total distributions	(2.08)	(1.74)	(2.05)	(1.85)	(1.73)

Net asset value, end of year	$38.01	$51.21	$44.56	$43.21	$44.47

Total return	(22.19)%	19.25%	7.87%	1.82%	17.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,984,205	$3,472,048	$3,008,067	$3,188,582	$3,548,867
Ratio of expenses to average net assets	0.49%	0.49%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.31%	3.90%	3.59%	4.16%	3.53%
Portfolio turnover rate[c]	7%	8%	8%	7%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$13.96	$12.49	$13.10	$13.05	$12.17

Income from investment operations:
Net investment income[a]	0.41	0.40	0.44	0.41	0.45
Net realized and unrealized gain (loss)[b]	(3.31)	1.52	(0.47)	0.11	0.92

Total from investment operations	(2.90)	1.92	(0.03)	0.52	1.37

Less distributions from:
Net investment income	(0.43)	(0.45)	(0.58)	(0.47)	(0.49)

Total distributions	(0.43)	(0.45)	(0.58)	(0.47)	(0.49)

Net asset value, end of year	$10.63	$13.96	$12.49	$13.10	$13.05

Total return	(21.27)%	15.65%	(0.38)%	4.67%	11.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$609,927	$984,455	$1,135,477	$1,512,687	$1,713,199
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	3.15%	2.99%	3.23%	3.32%	3.34%
Portfolio turnover rate[c]	10%	4%	10%	3%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$16.44	$13.60	$12.58	$13.78	$12.19

Income from investment operations:
Net investment income[a]	0.37	0.29	0.24	0.28	0.39
Net realized and unrealized gain (loss)[b]	(2.94)	2.81	1.05	(1.01)	1.49

Total from investment operations	(2.57)	3.10	1.29	(0.73)	1.88

Less distributions from:
Net investment income	(0.29)	(0.26)	(0.27)	(0.47)	(0.29)

Total distributions	(0.29)	(0.26)	(0.27)	(0.47)	(0.29)

Net asset value, end of year	$13.58	$16.44	$13.60	$12.58	$13.78

Total return	(15.79)%	23.24%	10.30%	(4.80)%	15.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,276,410	$3,298,664	$2,641,997	$2,247,128	$2,857,512
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	2.36%	1.98%	1.80%	2.25%	2.64%
Portfolio turnover rate[c]	14%	11%	21%	22%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 were 4%, 4%, 6%, 7% and 8%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$83.41	$67.73	$70.53	$66.27	$55.06

Income from investment operations:
Net investment income[a]	1.66	1.67	1.84	1.76	1.65
Net realized and unrealized gain (loss)[b]	(17.98)	15.84	(2.75)	4.37	11.10

Total from investment operations	(16.32)	17.51	(0.91)	6.13	12.75

Less distributions from:
Net investment income	(2.08)	(1.83)	(1.89)	(1.87)	(1.54)

Total distributions	(2.08)	(1.83)	(1.89)	(1.87)	(1.54)

Net asset value, end of year	$65.01	$83.41	$67.73	$70.53	$66.27

Total return	(19.92)%	26.18%	(1.65)%	9.57%	23.33%

Ratios/Supplemental data:
Net assets, end of year (000s)	$237,304	$571,370	$541,873	$595,968	$632,840
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	2.09%	2.24%	2.22%	2.66%	2.56%
Portfolio turnover rate[c]	13%	9%	24%	12%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex-Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Hong Kong
Investments:
Assets:
Common Stocks	$2,706,536,022	$—	$—	$2,706,536,022
Money Market Funds	97,234,110	—	—	97,234,110

Total	$2,803,770,132	$—	$—	$2,803,770,132

Derivative Financial Instruments:[a]
Assets:
Futures Contracts	$241,933	$—	$—	$241,933

Total	$241,933	$—	$—	$241,933

MSCI Japan Small-Cap
Investments:
Assets:
Common Stocks	$158,213,284	$—	$—	$158,213,284
Money Market Funds	6,829,549	—	—	6,829,549

Total	$165,042,833	$—	$—	$165,042,833

MSCI Malaysia
Investments:
Assets:
Common Stocks	$262,095,933	$—	$—	$262,095,933
Money Market Funds	24,589,737	—	—	24,589,737

Total	$286,685,670	$—	$—	$286,685,670

MSCI Pacific ex Japan
Investments:
Assets:
Common Stocks	$1,965,837,664	$—	$—	$1,965,837,664
Money Market Funds	70,065,560	—	—	70,065,560

Total	$2,035,903,224	$—	$—	$2,035,903,224

MSCI Singapore
Investments:
Assets:
Common Stocks	$605,602,507	$—	$—	$605,602,507
Money Market Funds	52,215,216	—	—	52,215,216

Total	$657,817,723	$—	$—	$657,817,723

Derivative Financial Instruments:[a]
Assets:
Futures Contracts	$159,699	$—	$—	$159,699

Total	$159,699	$—	$—	$159,699

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Taiwan
Investments:
Assets:
Common Stocks	$3,233,948,137	$—	$2	$3,233,948,139
Money Market Funds	274,753,295	—	—	274,753,295

Total	$3,508,701,432	$—	$2	$3,508,701,434

Derivative Financial Instruments:[a]
Assets:
Futures Contracts	$1,461,334	$—	$—	$1,461,334

Total	$1,461,334	$—	$—	$1,461,334

MSCI Thailand Capped
Investments:
Assets:
Common Stocks	$235,812,020	$—	$—	$235,812,020
Rights	—	0[b]	—	0	[b]
Money Market Funds	28,000,816	—	—	28,000,816

Total	$263,812,836	$0[b]	$—	$263,812,836

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.
[b]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Hong Kong	$90,691,423	$90,691,423	$—
MSCI Japan Small-Cap	6,433,748	6,433,748	—
MSCI Malaysia	23,432,267	23,432,267	—
MSCI Pacific ex Japan	64,808,545	64,808,545	—
MSCI Singapore	49,335,032	49,335,032	—
MSCI Taiwan	232,867,346	232,867,346	—
MSCI Thailand Capped	15,046,469	15,046,469	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Effective July 1, 2015, for its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $46 billion
0.4750	[a]	Over $46 billion, up to and including $81 billion
0.4513	[a]	Over $81 billion, up to and including $111 billion
0.4287	[a]	Over $111 billion, up to and including $141 billion
0.4073	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2015, for its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $46 billion
0.4750	[a]	Over $46 billion, up to and including $81 billion
0.4513	[a]	Over $81 billion, up to and including $141 billion
0.4287	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$159,073
MSCI Japan Small-Cap	44,453
MSCI Malaysia	27,038
MSCI Pacific ex Japan	146,436
MSCI Singapore	220,708
MSCI Taiwan	732,344
MSCI Thailand Capped	214,296

For the year ended August 31, 2015, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan ETF in the amount of $101,406, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$275,802,438	$222,460,107
MSCI Japan Small-Cap	15,347,473	17,275,588
MSCI Malaysia	126,009,242	408,500,705
MSCI Pacific ex Japan	201,809,113	228,154,779
MSCI Singapore	93,993,567	86,503,679
MSCI Taiwan	1,197,805,271	496,078,744
MSCI Thailand Capped	59,573,329	56,571,415

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$961,528,477	$1,070,610,637
MSCI Japan Small-Cap	245,467,136	241,553,321
MSCI Pacific ex Japan	26,634,367	705,133,745
MSCI Singapore	31,629,855	184,030,001
MSCI Thailand Capped	226,878,084	466,593,294

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of August 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation) [a]	$241,933	$159,699	$1,461,334

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities for the iShares MSCI Taiwan ETF.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$(1,319,015)	$(1,846,594)	$(10,006,583)

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$517,953	$202,425	$1,182,109

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2015:

	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Average value of contracts purchased	$18,496,001	$6,458,464	$18,019,510

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except for the iShares MSCI Pacific ex Japan ETF, invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to the use of equalization, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Hong Kong	$130,309,048	$15,879	$(130,324,927)
MSCI Japan Small-Cap	16,120,394	2,385,760	(18,506,154)
MSCI Malaysia	26,521,350	2,128,536	(28,649,886)
MSCI Pacific ex Japan	92,751,687	2,330,265	(95,081,952)
MSCI Singapore	5,072,856	2,225,604	(7,298,460)
MSCI Taiwan	(64,999,586)	(1,834,002)	66,833,588
MSCI Thailand Capped	(17,792,465)	(168,617)	17,961,082

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Hong Kong
Ordinary income	$74,964,011	$69,523,487

MSCI Japan Small-Cap
Ordinary income	$2,993,420	$2,956,269

MSCI Malaysia
Long-term capital gain	$1,987,267	$—
Ordinary income	15,389,546	26,722,876

	$17,376,813	$26,722,876

MSCI Pacific ex Japan
Ordinary income	$121,558,328	$118,670,244

MSCI Singapore
Ordinary income	$27,289,993	$36,850,739

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2015	2014
MSCI Taiwan
Ordinary income	$61,969,914	$51,978,221

MSCI Thailand Capped
Ordinary income	$9,842,483	$12,909,951

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Hong Kong	$7,704,071	$—	$(380,625,550)	$(386,824,408)	$(24,811,333)	$(784,557,220)
MSCI Japan Small-Cap	353,142	—	(3,690,251)	(16,409,655)	(425,934)	(20,172,698)
MSCI Malaysia	7,423,786	54,983,636	—	101,812,380	—	164,219,802
MSCI Pacific ex Japan	14,744,296	—	(423,538,328)	(466,593,331)	(48,406,260)	(923,793,623)
MSCI Singapore	—	—	(202,028,889)	(158,140,369)	(13,524,766)	(373,694,024)
MSCI Taiwan	80,626,529	—	(811,979,048)	665,094,113	(95,574,237)	(161,832,643)
MSCI Thailand Capped	1,079,332	—	(12,824,102)	(111,094,818)	(4,072,380)	(126,911,968)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Hong Kong	$198,801,723	$3,185,408	$29,235,556	$114,836,904	$34,565,959	$380,625,550
MSCI Japan Small-Cap	2,813,514	—	131,718	541,322	203,697	3,690,251
MSCI Pacific ex Japan	215,930,010	—	66,207,828	104,799,503	36,600,987	423,538,328
MSCI Singapore	41,531,912	807,115	15,680,510	132,420,824	11,588,528	202,028,889
MSCI Taiwan	69,147,354	16,734,578	343,375,145	363,052,013	19,669,958	811,979,048
MSCI Thailand Capped	8,642,320	—	555,444	2,321,428	1,304,910	12,824,102

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$3,190,840,064	$64,973,339	$(452,043,271)	$(387,069,932)
MSCI Japan Small-Cap	181,470,087	2,775,113	(19,202,367)	(16,427,254)
MSCI Malaysia	184,848,787	136,758,470	(34,921,587)	101,836,883
MSCI Pacific ex Japan	2,502,199,782	120,355,890	(586,652,448)	(466,296,558)
MSCI Singapore	816,034,813	6,858,058	(165,075,148)	(158,217,090)
MSCI Taiwan	2,844,567,203	1,062,514,942	(398,380,711)	664,134,231
MSCI Thailand Capped	374,898,516	2,617,619	(113,703,299)	(111,085,680)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Japan Small-Cap	$1,947,246
MSCI Pacific ex Japan	92,611,914
MSCI Thailand Capped	11,909,801

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$91,448,352	$—
MSCI Japan Small-Cap	2,666,206	258,833
MSCI Malaysia	15,843,726	—
MSCI Pacific ex Japan	132,738,540	1,760,821
MSCI Singapore	29,810,924	270,575
MSCI Taiwan	133,332,457	27,988,402
MSCI Thailand Capped	12,254,782	1,209,698

Under Section 852(b)(3)(C) of the Code, the iShares MSCI Malaysia ETF hereby designates $28,508,617 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2015.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Hong Kong ETF, iShares MSCI Malaysia ETF, iShares MSCI Singapore ETF and iShares MSCI Taiwan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods.

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In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Japan Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Pacific ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions to the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Thailand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing

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Contract (Continued)

iSHARES®, INC.

regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Malaysia	$0.393275	$0.044834	$—	$0.438109	90%	10%	—%	100%
MSCI Pacific ex Japan	2.084004	—	—	2.084004	100	—	—	100
MSCI Singapore	0.283068	—	0.144789	0.427857	66	—	34	100
MSCI Taiwan	0.264670	—	0.026542	0.291212	91	—	9	100
MSCI Thailand Capped	2.076272	—	—	2.076272	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Hong Kong ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	242	17.51
Between 0.5% and –0.5%	790	57.17
Less than –0.5% and Greater than –1.0%	149	10.79
Less than –1.0% and Greater than –1.5%	67	4.85
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Japan Small-Cap ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	10	0.72%
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	100	7.24
Greater than 0.5% and Less than 1.0%	242	17.51
Between 0.5% and –0.5%	664	48.04
Less than –0.5% and Greater than –1.0%	156	11.29
Less than –1.0% and Greater than –1.5%	83	6.01
Less than –1.5% and Greater than –2.0%	37	2.68
Less than –2.0% and Greater than –2.5%	20	1.45
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

iShares MSCI Malaysia ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	224	16.22
Between 0.5% and –0.5%	739	53.48
Less than –0.5% and Greater than –1.0%	199	14.40
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	32	2.32
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14

	1,382	100.00%

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Pacific ex Japan ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.22%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	209	15.13
Between 0.5% and –0.5%	793	57.38
Less than –0.5% and Greater than –1.0%	145	10.50
Less than –1.0% and Greater than –1.5%	69	5.00
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14

	1,382	100.00%

iShares MSCI Singapore ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.22%
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	42	3.04
Greater than 0.5% and Less than 1.0%	184	13.31
Between 0.5% and –0.5%	926	67.01
Less than –0.5% and Greater than –1.0%	137	9.91
Less than –1.0% and Greater than –1.5%	40	2.89
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Taiwan ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	5	0.36%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	222	16.06
Between 0.5% and –0.5%	695	50.29
Less than –0.5% and Greater than –1.0%	193	13.97
Less than –1.0% and Greater than –1.5%	76	5.50
Less than –1.5% and Greater than –2.0%	37	2.68
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07

	1,382	100.00%

iShares MSCI Thailand ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	0.36%
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	15	1.09
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	113	8.18
Greater than 0.5% and Less than 1.0%	252	18.23
Between 0.5% and –0.5%	601	43.50
Less than –0.5% and Greater than –1.0%	180	13.02
Less than –1.0% and Greater than –1.5%	91	6.58
Less than –1.5% and Greater than –2.0%	34	2.46
Less than –2.0% and Greater than –2.5%	28	2.03
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0%	2	0.14

	1,382	100.00%

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand Capped ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2014 was USD 469.2 thousand. This figure is comprised of fixed remuneration of USD 189.6 thousand and variable remuneration of USD 279.6 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 64.9 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 12.0 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2014 was USD 21.4 thousand. This figure is comprised of fixed remuneration of USD 8.7 thousand and variable remuneration of USD 12.8 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 3.0 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.5 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2014 was USD 90.5 thousand. This figure is comprised of fixed remuneration of USD 36.6 thousand and variable remuneration of USD 53.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 12.5 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.3 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2014 was USD 558.5 thousand. This figure is comprised of fixed remuneration of USD 225.7 thousand and variable remuneration of USD 332.8 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 77.3 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 14.3 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Thailand Capped ETF in respect of BFA’s financial year ending December 31, 2014 was USD 80.5 thousand. This figure is comprised of fixed remuneration of USD 32.5 thousand and variable remuneration of USD 48.0 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Thailand Capped ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 11.1 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.1 thousand.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-83-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Brazil Capped ETF | EWZ | NYSE Arca
➢	iShares MSCI Chile Capped ETF | ECH | NYSE Arca
➢	iShares MSCI Colombia Capped ETF | ICOL | NYSE Arca
➢	iShares MSCI Israel Capped ETF | EIS | NYSE Arca
➢	iShares MSCI Russia Capped ETF | ERUS | NYSE Arca
➢	iShares MSCI South Africa ETF | EZA | NYSE Arca
➢	iShares MSCI Turkey ETF | TUR | NYSE Arca
➢	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(52.49)%	(52.26)%	(52.28)%	(52.49)%	(52.26)%	(52.28)%
5 Years	(15.53)%	(15.36)%	(15.09)%	(57.00)%	(56.56)%	(55.86)%
10 Years	1.90%	1.96%	2.60%	20.67%	21.45%	29.27%

GROWTH OF $10,000 INVESTMENT (AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$714.30	$2.68	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

The iShares MSCI Brazil Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -52.49%, net of fees, while the total return for the Index was -52.28%.

Brazilian equities, as represented by the Index, declined significantly for the reporting period in an environment of high volatility. The Brazilian real depreciated 38% relative to the U.S. dollar. As a result, returns on Brazilian investments were significantly lower when translated back into U.S. dollars. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period accelerated declines.

Brazil’s economy remained in recession throughout the reporting period, registering its fifth consecutive quarter of contraction in 2015’s second quarter. Manufacturing continued a long-term decline throughout the reporting period, and unemployment levels climbed. Falling commodity prices largely fueled the economic slowdown as oil prices fell precipitously and demand waned for steel and other metals. Prices for sugar and coffee beans, two key Brazilian exports, also declined. Economic cooling in China, Brazil’s largest export partner, affected Brazil’s economy as its demand for Brazilian exports weakened. The revelation of a decade-long corruption scandal surrounding Brazil’s state-owned oil company negatively impacted markets, unsettled the economy, and created political uncertainty.

Within the Index, all sectors experienced substantial declines in U.S. dollars, and their effect on the Index’s performance was largely a factor of weighting. The financials sector, the largest weighting at an average 33% of the Index during the reporting period, detracted the most from the Index’s return. The energy sector experienced the sharpest absolute decline and detracted substantially from the Index’s performance, reflecting lower oil prices and the oil company scandal. The materials sector also detracted meaningfully as commodities prices declined. The consumer staples and consumer discretionary sectors detracted, reflecting higher unemployment.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	31.10%
Consumer Staples	22.43
Energy	10.83
Materials	10.55
Consumer Discretionary	5.86
Industrials	5.64
Utilities	5.36
Information Technology	4.63
Telecommunication Services	2.87
Health Care	0.73

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Ambev SA	10.40%
Itau Unibanco Holding SA (Preferred)	9.36
Banco Bradesco SA (Preferred)	6.66
BRF SA (Brazil)	5.21
Petroleo Brasileiro SA (Preferred)	4.19
Cielo SA (Brazil)	4.05
Petroleo Brasileiro SA	3.44
Ultrapar Participacoes SA	2.87
Vale SA (Preferred)	2.76
Itausa-Investimentos Itau SA (Preferred)	2.71

TOTAL	51.65%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(18.85)%	(18.10)%	(18.72)%	(18.85)%	(18.10)%	(18.72)%
5 Years	(11.11)%	(11.06)%	(10.46)%	(44.50)%	(44.35)%	(42.45)%
Since Inception	(2.90)%	(2.82)%	(2.33)%	(20.52)%	(20.02)%	(16.82)%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$857.40	$2.90	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE CAPPED ETF

The iShares MSCI Chile Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -18.85%, net of fees, while the total return for the Index was -18.72%.

Chilean equities, as represented by the Index, declined significantly for the reporting period in an environment of high volatility. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period accelerated declines. The Chilean peso depreciated 15% relative to the U.S. dollar, hitting a multi-year low in August 2015. As a result, returns on Chilean investments were lower when translated back into U.S. dollars.

As a major copper exporter, Chile’s economy was adversely affected by slowing demand from China and around the world. A brief upswing in copper prices in the first quarter of 2015 benefited economic activity temporarily, but prices then resumed their downward spiral, dragging down mining activity and economic growth. Following a healthy January, industrial production contracted for five of the six months through July 2015. For the second quarter of 2015, the mining sector grew slightly but slowed markedly from the first quarter’s advance. Copper production slowed from the first quarter to the second quarter. Economic growth was positive throughout the reporting period, but more muted than in previous years. In July 2015, the government reduced plans for an ambitious reform agenda, citing limited fiscal resources due to the economic slowdown.

In U.S. dollar terms, the industrials sector detracted substantially from the Index’s performance for the reporting period, reflecting the decline in industrial production. The utilities and financials sectors also detracted meaningfully from the Index’s return. Weakening consumer confidence levels were evidenced in the consumer discretionary and consumer staples sectors, which both detracted from the Index’s performance. The energy sector also declined, reflecting a global decline in oil prices.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Utilities	31.51%
Financials	19.52
Consumer Staples	12.80
Materials	10.19
Energy	8.59
Consumer Discretionary	7.12
Industrials	5.64
Telecommunication Services	2.39
Information Technology	1.77
Health Care	0.47

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Enersis SA	10.62%
Empresas COPEC SA	8.59
Empresa Nacional de Electricidad SA/Chile	7.82
Empresas CMPC SA	6.47
Banco Santander Chile	6.02
SACI Falabella	5.78
Cencosud SA	4.71
Colbun SA	4.49
Banco de Chile	4.14
LATAM Airlines Group SA	3.55

TOTAL	62.19%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI COLOMBIA CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(56.73)%	(56.66)%	(56.66)%	(56.73)%	(56.66)%	(56.66)%
Since Inception	(27.26)%	(27.02)%	(26.83)%	(50.45)%	(50.08)%	(49.70)%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$756.20	$2.70	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

The iShares MSCI Colombia Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -56.73%, net of fees, while the total return for the Index was -56.66%.

Colombian equities, as represented by the Index, declined significantly for the reporting period in an environment of high volatility. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period accelerated equity market declines. The Colombian peso depreciated 38% relative to the U.S. dollar for the reporting period. As a result, returns on Colombian investments were lower when translated back into U.S. dollars.

During the reporting period, Colombia’s economy was severely affected by the sharp decline in the price of oil, Colombia’s leading export. Falling oil prices sparked a sharp decline in exports, which shrank significantly from September 2014 to July 2015. The reduction in the flow of capital to the country, in turn, caused Colombia’s current account deficit to widen to historically high levels in the first quarter of 2015. That level, in turn, depressed the value of the peso, which depreciated severely, making borrowing costs more expensive. The depreciating peso also caused a spike in the price of imported goods, triggering a rise in inflation, even as growth levels for the country slowed. Economic growth declined in the reporting period, dipping in the first quarter of 2015 (the most recent period for which data is available) to its slowest pace since the fourth quarter of 2012. In an effort to keep inflation from rising further, Colombia’s central bank kept interest rates unchanged throughout the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	39.35%
Utilities	16.08
Materials	15.95
Energy	15.55
Consumer Staples	8.57
Industrials	4.50

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Bancolombia SA (Preferred)	12.15%
Grupo de Inversiones Suramericana SA	8.54
Ecopetrol SA	8.08
Pacific Exploration and Production Corp.	4.90
Bancolombia SA	4.68
Grupo Nutresa SA	4.54
Grupo Argos SA/Colombia	4.51
Empresa de Energia de Bogota SA ESP	4.49
Banco Davivienda SA (Preferred)	4.44
Isagen SA ESP	4.43

TOTAL	60.76%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.80%	1.13%	2.37%	1.80%	1.13%	2.37%
5 Years	2.95%	2.89%	3.17%	15.67%	15.33%	16.90%
Since Inception	2.55%	2.50%	3.02%	20.55%	20.18%	24.72%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.80	$3.24	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

The iShares MSCI Israel Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 1.80%, net of fees, while the total return for the Index was 2.37%.

Israeli equities, as represented by the Index, achieved a moderately positive return for the reporting period, outperforming most international equity indexes. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period created market volatility and trimmed Index gains. The Israeli shekel depreciated 9% relative to the U.S. dollar. As a result, returns on Israeli investments were lower when translated back into U.S. dollars.

The reporting period opened shortly after a cease-fire was reached in the Israel-Gaza conflict of 2014. Economic conditions early in the reporting period reflected the impact of the conflict: Tourism levels, in particular, suffered, and economic growth for the third quarter of 2014 was tepid. Economic conditions subsequently improved for much of the reporting period. The economy expanded in fourth-quarter 2014 and first-quarter 2015 as exports climbed and tourism improved. Late in the reporting period, however, economic growth slowed as exports contracted. In response, the government announced cuts to corporate taxes and the value added tax to support domestic demand and reinvigorate the economy.

In U.S. dollar terms, the healthcare sector contributed significantly to the Index’s return for the reporting period, largely due to innovation and merger activity in the pharmaceuticals industry. The information technology sector also contributed meaningfully to the Index’s performance. Financing deals among high-technology companies accelerated during 2015’s first half.

The financials sector declined modestly, but, because it represented an average 36% of the Index, it detracted meaningfully from the Index’s return for the reporting period. The materials and energy sectors also detracted, reflecting lower commodity prices.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	38.27%
Health Care	24.73
Materials	8.84
Information Technology	8.57
Telecommunication Services	6.41
Industrials	4.36
Energy	4.18
Consumer Staples	2.93
Consumer Discretionary	1.26
Utilities	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Teva Pharmaceutical Industries Ltd.	24.73%
Bank Hapoalim BM	8.92
Bank Leumi le-Israel BM	8.54
NICE-Systems Ltd.	5.00
Israel Chemicals Ltd.	4.81
Bezeq The Israeli Telecommunication Corp. Ltd.	4.75
Israel Discount Bank Ltd. Class A	3.29
Elbit Systems Ltd.	3.07
Mizrahi Tefahot Bank Ltd.	2.72
Frutarom Industries Ltd.	2.46

TOTAL	68.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI RUSSIA CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(27.57)%	(24.79)%	(27.19)%	(27.57)%	(24.79)%	(27.19)%
Since Inception	(10.99)%	(10.31)%	(10.53)%	(42.90)%	(40.76)%	(41.43)%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/9/10. The first day of secondary market trading was 11/10/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$930.40	$3.02	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI RUSSIA CAPPED ETF

The iShares MSCI Russia Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -27.57%, net of fees, while the total return for the Index was -27.19%.

Russian equities, as represented by the Index, declined sharply for the reporting period in an environment of high volatility. The Russian ruble depreciated 43% relative to the U.S. dollar. As a result, returns on Russian investments were significantly lower when translated back into U.S. dollars.

Russia’s economy sank into recession during the reporting period after contracting in the first and second quarters of 2015. Because Russia relies on oil, petroleum products, and natural gas for more than 60% of its exports, its economy was severely affected by the precipitous drop in the price of oil during the reporting period. Industrial production contracted for a seventh consecutive month in August 2015 versus a year earlier, falling to its lowest level since 2009. In June 2015, ongoing conflict in Ukraine led the European Council to extend economic sanctions against Russia until January 2016.

In U.S. dollar terms, the energy sector, which accounted for an average 53% of the Index during the reporting period, was the most significant sector detractor from the Index’s return as the price of oil collapsed. The telecommunication services sector endured a severe absolute decline and also detracted substantially from the Index’s performance. Worldwide telecommunications spending declined as the U.S. dollar appreciated against most currencies during the reporting period. The financials sector detracted meaningfully from the Index’s return, reflecting weakness in the banking sector. The slowing Russian economy also fueled declines in the utilities sector for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Energy	52.96%
Materials	14.39
Financials	14.27
Telecommunication Services	8.86
Consumer Staples	7.64
Utilities	1.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Gazprom PAO	8.90%
Gazprom PAO ADR	8.80
Magnit PJSC GDR	7.64
Lukoil PJSC	6.26
Lukoil PJSC ADR (London)	6.19
Sberbank of Russia	5.29
Tatneft OAO Class S	4.73
NOVATEK OAO GDR	4.69
AK Transneft OAO (Preferred)	4.58
MMC Norilsk Nickel PJSC	4.45

TOTAL	61.53%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(17.07)%	(16.79)%	(16.52)%	(17.07)%	(16.79)%	(16.52)%
5 Years	2.40%	2.52%	3.05%	12.58%	13.26%	16.22%
10 Years	6.46%	6.26%	7.37%	87.06%	83.50%	103.64%

GROWTH OF $10,000 INVESTMENT ( AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$845.70	$2.88	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -17.07%, net of fees, while the total return for the Index was -16.52%.

South African equities, as represented by the Index, declined for the reporting period in an environment of high volatility. The South African rand depreciated 20% relative to the U.S. dollar. As a result, returns on South African investments were lower when translated back into U.S. dollars. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period accelerated declines.

South Africa’s economy grew at the slowest rate since 2009’s recession in the second quarter of 2015. Unemployment remained high throughout the reporting period as ongoing power shortages caused by the country’s major state-owned power company hindered manufacturing activity. Tourism, which had been a bright spot for the economy, weakened as new visa regulations made entry to the country more difficult. The possibility of labor strikes in the mining sector created another area of concern for the economy: Following five months of platinum mine strikes in the previous reporting period, potential strikes among gold and coal mines threatened to disrupt mining activity yet again.

In U.S. dollar terms, sector performance was generally negative for the reporting period. Reflecting the hurdles facing the South African economy, the energy and materials sectors both experienced substantial absolute declines and detracted meaningfully from the Index’s return. The telecommunication services sector registered a significant decline and also detracted from the Index’s performance. The financials sector declined modestly, but, as the largest sector at an average 29% of the Index, its negative impact on the Index’s return was meaningful.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	31.47%
Consumer Discretionary	30.77
Telecommunication Services	9.83
Energy	6.65
Health Care	6.61
Materials	5.75
Consumer Staples	5.65
Industrials	3.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Naspers Ltd. Class N	18.60%
MTN Group Ltd.	7.99
Sasol Ltd.	6.39
Steinhoff International Holdings Ltd.	4.97
FirstRand Ltd.	4.84
Standard Bank Group Ltd.	4.82
Remgro Ltd.	3.31
Aspen Pharmacare Holdings Ltd.	3.19
Sanlam Ltd.	3.00
Bidvest Group Ltd. (The)	2.76

TOTAL	59.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(29.69)%	(29.39)%	(29.51)%	(29.69)%	(29.39)%	(29.51)%
5 Years	(6.94)%	(6.86)%	(6.50)%	(30.21)%	(29.90)%	(28.52)%
Since Inception	(1.56)%	(1.56)%	(1.16)%	(11.01)%	(11.04)%	(8.32)%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$790.10	$2.80	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY ETF

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -29.69%, net of fees, while the total return for the Index was -29.51%.

Turkish equities, as represented by the Index, declined sharply for the reporting period in an environment of high volatility. The Turkish lira depreciated 26% relative to the U.S. dollar. As a result, returns on Turkish investments were significantly lower when translated back into U.S. dollars. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period accelerated declines.

The Turkish economy lost ground for much of the reporting period. Driving down economic activity, export demand from Europe, Russia, and the Middle East declined amid a fall in commodity prices and a rise in the U.S. dollar. Civil unrest in neighboring countries also weighed on the country’s economy. In July 2015, President Recep Tayyip Erdogan estimated the cost of hosting Syrian and Iraqi refugees at $6 billion. Uncertainty regarding political leadership added to economic weakness: Elections in early June failed to provide a clear majority, sending the lira to record lows against the U.S. dollar and consumer confidence to its weakest level since 2009. The country also remained mired in a corruption scandal alleging financial crimes, including a gold-for-oil exchange with Iran.

Within the Index, sector performance was largely negative in U.S. dollar terms. The financials sector, the largest weighting at an average of 46% of the Index, was the most significant detractor from the Index’s return. The consumer staples sector detracted meaningfully, reflecting the downturn in consumer confidence. The industrials and materials sectors also detracted as economic activity cooled and commodity prices collapsed. Conversely, the energy and healthcare sectors contributed slightly to the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	42.83%
Industrials	14.91
Consumer Staples	13.22
Materials	8.21
Telecommunication Services	7.82
Consumer Discretionary	6.46
Energy	5.87
Utilities	0.50
Health Care	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Turkiye Garanti Bankasi AS	10.39%
Akbank TAS	9.15
BIM Birlesik Magazalar AS	6.54
Turkcell Iletisim Hizmetleri AS	6.12
Tupras Turkiye Petrol Rafinerileri AS	5.73
Haci Omer Sabanci Holding AS	4.87
Turkiye Is Bankasi Class C	4.68
KOC Holding AS	4.39
Turkiye Halk Bankasi AS	4.25
Eregli Demir ve Celik Fabrikalari TAS	3.38

TOTAL	59.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI USA EQUAL WEIGHTED ETF

Performance as of August 31, 2015

	Average Annual Total Returns				Cumulative Total Returns
	NAV	MARKET	INDEX [1]	INDEX [2]	NAV	MARKET	INDEX [1]	INDEX [2]
1 Year	0.48%	0.46%	0.53%	(0.49)%	0.48%	0.46%	0.53%	(0.49)%
5 Years	15.82%	15.83%	16.01%	16.70%	108.41%	108.46%	110.12%	116.48%
Since Inception	12.68%	12.68%	12.87%	13.44%	88.89%	88.84%	90.46%	97.66%

[1]	MSCI USA Index
[2]	MSCI USA Equal Weighted Index

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Effective September 1, 2015, the Fund changed its investment objective to track a new underlying index, the MSCI USA Equal Weighted Index. Index performance through August 31, 2015 reflects the performance of the former underlying index, the MSCI USA Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$947.40	$0.74	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

The iShares MSCI USA Equal Weighted ETF (the “Fund”) (formerly known as the iShares MSCI USA ETF prior to September 1, 2015) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 0.48%, net of fees, while the total return for the Index was 0.53%.*

*	Effective September 1, 2015, the Fund changed its investment objective to track a new underlying index, the MSCI USA Equal Weighted Index. Index performance through August 31, 2015 reflects the performance of the former underlying index, the MSCI USA Index.

U.S. stocks, as represented by the Index, delivered slightly positive results for the reporting period, outperforming broad global indexes in a volatile market environment. A slowdown in China’s economic growth and an unexpected devaluation of the Chinese currency late in the reporting period created volatility and trimmed the Index’s gains.

The U.S. economy was one of the strongest global economies during the reporting period, as evidenced by improving data for housing, unemployment, and consumer spending. Unlike most international economies, whose central banks were easing monetary policies in an effort to bolster economic activity, the U.S. Federal Reserve began to taper its easing measures. The opposing monetary postures triggered an increase in the U.S. dollar, which appreciated solidly against most major currencies. Countering the positive economic data, sinking oil prices negatively affected energy producers, while slowing demand from China and the strengthening U.S. dollar hampered manufacturing output. Late in the reporting period, a plunge in China’s stock market and concerns regarding collapsing oil prices reverberated through global markets, including the U.S.

Within the Index, sector performance was mixed. The healthcare sector was a meaningful contributor to the Index’s return, reflecting the strong pace of innovation and acquisitions in the sector. The consumer discretionary and consumer staples sectors both contributed to the Index’s performance as improving unemployment data led to increased consumer spending. On the other side of the performance spectrum, the energy sector experienced significant absolute declines and detracted substantially from the Index’s return as oil prices dropped sharply in the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	18.92%
Consumer Discretionary	16.55
Information Technology	15.02
Industrials	11.97
Health Care	11.08
Energy	8.47
Consumer Staples	6.56
Materials	5.44
Utilities	4.73
Telecommunication Services	1.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Cameron International Corp.	0.24%
Whiting Petroleum Corp.	0.20
Chesapeake Energy Corp.	0.19
Freeport-McMoRan Inc.	0.19
Weatherford International PLC	0.19
Nabors Industries Ltd.	0.19
CONSOL Energy Inc.	0.19
Marathon Oil Corp.	0.18
Continental Resources Inc./OK	0.18
FMC Technologies Inc.	0.18

TOTAL	1.93%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 65.33%

AEROSPACE & DEFENSE — 1.94%
Embraer SA	6,108,632	$38,541,111

		38,541,111
BANKS — 4.27%
Banco Bradesco SA	5,241,064	36,218,706
Banco do Brasil SA	6,847,397	33,520,238
Banco Santander Brasil SA Units	3,836,100	15,198,002

		84,936,946
BEVERAGES — 10.35%
Ambev SA	39,266,560	205,806,474

		205,806,474
CAPITAL MARKETS — 0.94%
CETIP SA – Mercados Organizados	2,085,303	18,733,232

		18,733,232
CONTAINERS & PACKAGING — 1.28%
Klabin SA Units	4,594,820	25,558,667

		25,558,667
DIVERSIFIED CONSUMER SERVICES — 1.97%
Estacio Participacoes SA	2,880,800	9,863,018
Kroton Educacional SA	12,329,464	29,382,867

		39,245,885
DIVERSIFIED FINANCIAL SERVICES — 2.41%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	16,165,900	47,846,359

		47,846,359
ELECTRIC UTILITIES — 1.59%
CPFL Energia SA	2,503,931	10,793,250
EDP – Energias do Brasil SA	3,018,400	9,289,935
Equatorial Energia SA	554,400	5,380,751
Transmissora Alianca de Energia Eletrica SA Units	1,207,700	6,134,244

		31,598,180
FOOD & STAPLES RETAILING — 1.20%
Raia Drogasil SA	2,192,700	23,900,114

		23,900,114
FOOD PRODUCTS — 6.91%
BRF SA	5,403,750	103,141,932
JBS SA	7,135,322	27,720,449
M. Dias Branco SA	385,100	6,692,794

		137,555,175

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.72%
Odontoprev SA	1,785,300	$4,793,804
Qualicorp SA	2,049,500	9,605,317

		14,399,121
HOUSEHOLD DURABLES — 0.35%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,014,000	6,951,088

		6,951,088
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.78%
Tractebel Energia SA	1,680,200	15,472,279

		15,472,279
INSURANCE — 3.30%
BB Seguridade Participacoes SA	5,567,200	43,868,114
Porto Seguro SA	1,274,900	11,649,028
Sul America SA	2,118,350	10,178,084

		65,695,226
INTERNET & CATALOG RETAIL — 0.27%
B2W Cia. Digital[a]	1,239,200	5,307,576

		5,307,576
IT SERVICES — 4.03%
Cielo SA	7,614,296	80,172,490

		80,172,490
MACHINERY — 1.26%
WEG SA	5,458,360	25,101,937

		25,101,937
METALS & MINING — 2.59%
Cia. Siderurgica Nacional SA	7,442,054	7,151,401
Vale SA	9,033,600	44,445,634

		51,597,035
MULTILINE RETAIL — 2.01%
Lojas Americanas SA	2,071,750	7,081,690
Lojas Renner SA	1,215,500	32,878,320

		39,960,010
OIL, GAS & CONSUMABLE FUELS — 6.61%
Cosan SA Industria e Comercio	1,352,390	6,739,207
Petroleo Brasileiro SAa	23,306,744	67,957,340
Ultrapar Participacoes SA	3,255,700	56,733,964

		131,430,511

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2015

Security	Shares	Value
PAPER & FOREST PRODUCTS — 1.84%
Duratex SA	1,892,411	$2,852,450
Fibria Celulose SA	2,401,726	33,774,839

		36,627,289
PERSONAL PRODUCTS — 1.37%
Hypermarcas SAa	3,510,500	15,874,236
Natura Cosmeticos SA	1,753,100	11,402,550

		27,276,786
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.15%
BR Malls Participacoes SA	4,240,300	13,039,017
Multiplan Empreendimentos Imobiliarios SA	866,500	9,796,821

		22,835,838
ROAD & RAIL — 0.48%
Localiza Rent A Car SA	1,548,940	9,530,303

		9,530,303
SOFTWARE — 0.58%
TOTVS SA	1,317,900	11,470,226

		11,470,226
SPECIALTY RETAIL — 0.14%
Via Varejo SA	1,477,800	2,763,077

		2,763,077
TOBACCO — 1.34%
Souza Cruz SA	3,670,400	26,745,121

		26,745,121
TRANSPORTATION INFRASTRUCTURE — 1.93%
CCR SA	8,180,400	33,420,098
EcoRodovias Infraestrutura e Logistica SA	2,578,300	4,948,127

		38,368,225
WATER UTILITIES — 0.74%
Cia. de Saneamento Basico do Estado de Sao Paulo	3,415,400	14,750,290

		14,750,290
WIRELESS TELECOMMUNICATION SERVICES — 0.98%
TIM Participacoes SA	8,036,390	19,416,633

		19,416,633

TOTAL COMMON STOCKS
(Cost: $1,180,524,880)		1,299,593,204

Security	Shares	Value
PREFERRED STOCKS — 34.10%

BANKS — 18.86%
Banco Bradesco SA	20,801,723	$131,643,823
Banco do Estado do Rio Grande do Sul SA Class B	2,212,010	4,694,581
Itau Unibanco Holding SA	25,409,862	185,223,924
Itausa – Investimentos Itau SA	26,796,052	53,558,997

		375,121,325
CHEMICALS — 0.35%
Braskem SA Class A	1,814,936	7,011,092

		7,011,092
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.88%
Oi SA	3,111,769	2,306,755
Telefonica Brasil SA	3,165,674	35,105,106

		37,411,861
ELECTRIC UTILITIES — 1.52%
Centrais Eletricas Brasileiras SA Class B	2,718,951	5,606,238
Cia. Energetica de Minas Gerais	7,097,990	14,654,921
Cia. Paranaense de Energia Class B	1,161,600	9,886,636

		30,147,795
FOOD & STAPLES RETAILING — 1.12%
Cia. Brasileira de Distribuicao	1,279,464	22,306,532

		22,306,532
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.70%
AES Tiete SA	1,331,300	5,486,392
Cia. Energetica de Sao Paulo Class B	1,921,770	8,510,715

		13,997,107
METALS & MINING — 3.54%
Gerdau SA	8,313,646	11,983,428
Usinas Siderurgicas de Minas Gerais SA Class A	4,671,500	3,822,107
Vale SA	14,044,100	54,560,784

		70,366,319
MULTILINE RETAIL — 1.09%
Lojas Americanas SA	4,849,506	21,702,779

		21,702,779

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2015

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 4.16%
Petroleo Brasileiro SA	32,809,578	$82,784,000

		82,784,000
PAPER & FOREST PRODUCTS — 0.88%
Suzano Papel e Celulose SA Class A	3,622,100	17,482,742

		17,482,742

TOTAL PREFERRED STOCKS
(Cost: $788,879,743)		678,331,552

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	2,312,655	2,312,655

		2,312,655

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,312,655)		2,312,655

TOTAL INVESTMENTS IN SECURITIES — 99.55%
(Cost: $1,971,717,278)		1,980,237,411
Other Assets, Less Liabilities — 0.45%		8,897,638

NET ASSETS — 100.00%		$1,989,135,049

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 93.18%

AIRLINES — 3.53%
LATAM Airlines Group SAa	1,480,793	$8,289,217

		8,289,217
BANKS — 16.31%
Banco de Chile	93,599,496	9,675,099
Banco de Credito e Inversiones	166,934	7,293,301
Banco Santander Chile	291,354,581	14,086,411
CorpBanca SA	770,520,840	7,190,509

		38,245,320
BEVERAGES — 5.20%
Cia. Cervecerias Unidas SA	732,860	8,122,529
Vina Concha y Toro SA	2,421,978	4,064,718

		12,187,247
CONSTRUCTION & ENGINEERING — 0.91%
Besalco SA	2,741,179	1,004,376
SalfaCorp SA	2,060,855	1,128,848

		2,133,224
DIVERSIFIED FINANCIAL SERVICES — 0.95%
Inversiones La Construccion SA	207,101	2,227,828

		2,227,828
ELECTRIC UTILITIES — 12.23%
E.CL SA	2,735,795	3,837,174
Enersis SA	89,482,090	24,837,902

		28,675,076
FOOD & STAPLES RETAILING — 4.70%
Cencosud SA	5,419,284	11,020,390

		11,020,390
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 15.03%
AES Gener SA	12,839,697	6,459,330
Colbun SA	38,648,639	10,501,338
Empresa Nacional de Electricidad SA/Chile	14,752,953	18,295,934

		35,256,602
IT SERVICES — 1.76%
SONDA SA	2,529,440	4,133,328

		4,133,328
MARINE — 0.34%
Cia. Sud Americana de Vapores SAa	29,049,011	810,642

		810,642

Security	Shares	Value
METALS & MINING — 0.51%
CAP SA	492,974	$1,200,836

		1,200,836
MULTILINE RETAIL — 6.44%
Ripley Corp. SA	4,780,929	1,588,650
SACI Falabella	2,189,423	13,519,374

		15,108,024
OIL, GAS & CONSUMABLE FUELS — 8.57%
Empresas COPEC SA	2,054,820	20,094,031

		20,094,031
PAPER & FOREST PRODUCTS — 6.45%
Empresas CMPC SA	5,527,858	15,128,432

		15,128,432
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.21%
Parque Arauco SA	2,959,889	5,173,865

		5,173,865
TEXTILES, APPAREL & LUXURY GOODS — 0.66%
Forus SA	578,046	1,541,417

		1,541,417
TRANSPORTATION INFRASTRUCTURE — 0.83%
Sociedad Matriz SAAM SA	28,721,446	1,956,275

		1,956,275
WATER UTILITIES — 4.16%
Aguas Andinas SA Series A	12,983,311	6,730,068
Inversiones Aguas Metropolitanas SA	2,137,886	3,026,214

		9,756,282
WIRELESS TELECOMMUNICATION SERVICES — 2.39%
Empresa Nacional de Telecomunicaciones SA	598,124	5,599,317

		5,599,317

TOTAL COMMON STOCKS
(Cost: $210,427,308)		218,537,353

PREFERRED STOCKS — 6.54%

BEVERAGES — 2.87%
Coca-Cola Embonor SA	1,206,723	2,001,682
Embotelladora Andina SA Class B	1,377,930	4,729,299

		6,730,981
CHEMICALS — 3.20%
Sociedad Quimica y Minera de Chile SA Series B	477,489	7,497,214

		7,497,214

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2015

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.47%
Bupa Chile SA	1,422,372	$1,099,654

		1,099,654

TOTAL PREFERRED STOCKS
(Cost: $17,040,175)		15,327,849

SHORT-TERM INVESTMENTS — 0.20%

MONEY MARKET FUNDS — 0.20%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	478,553	478,553

		478,553

TOTAL SHORT-TERM INVESTMENTS
(Cost: $478,553)		478,553

TOTAL INVESTMENTS IN SECURITIES — 99.92%
(Cost: $227,946,036)		234,343,755
Other Assets, Less Liabilities — 0.08%		192,620

NET ASSETS — 100.00%		$234,536,375

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 73.43%

BANKS — 5.52%
Banco de Bogota SA	4,073	$76,365
Bancolombia SA	82,449	665,242
Grupo Aval Acciones y Valores SA	125,800	45,342

		786,949
CONSTRUCTION & ENGINEERING — 2.28%
Construcciones El Condor SA	173,328	66,115
Constructora Conconcreto SA	697,776	259,396

		325,511
CONSTRUCTION MATERIALS — 12.00%
Cementos Argos SA	155,233	489,761
Cemex Latam Holdings SAa	152,884	578,226
Grupo Argos SA/Colombia	118,173	641,767

		1,709,754
DIVERSIFIED FINANCIAL SERVICES — 11.85%
Bolsa de Valores de Colombia	47,925,000	244,776
Corp. Financiera Colombiana SA	19,300	228,967
Grupo de Inversiones Suramericana SA	106,541	1,215,742

		1,689,485
ELECTRIC UTILITIES — 11.57%
Celsia SA ESP	371,861	414,715
Interconexion Electrica SA ESP	281,232	603,647
Isagen SA ESP	662,967	630,070

		1,648,432
FOOD & STAPLES RETAILING — 4.01%
Almacenes Exito SA	105,504	572,283

		572,283
FOOD PRODUCTS — 4.54%
Grupo Nutresa SA	100,483	646,391

		646,391
GAS UTILITIES — 4.48%
Empresa de Energia de Bogota SA ESP	1,169,745	639,040

		639,040
METALS & MINING — 1.65%
Mineros SA	378,264	234,772

		234,772
OIL, GAS & CONSUMABLE FUELS — 15.53%
Canacol Energy Ltd.[a]	196,176	365,664
Ecopetrol SA	2,231,018	1,150,307

Security	Shares	Value
Pacific Exploration and Production Corp.	207,816	$696,625

		2,212,596

TOTAL COMMON STOCKS
(Cost: $15,409,651)		10,465,213

PREFERRED STOCKS — 26.41%

AIRLINES — 2.21%
Avianca Holdings SA	434,952	314,949

		314,949
BANKS — 19.14%
Banco Davivienda SA	82,001	631,939
Bancolombia SA	202,654	1,728,144
Grupo Aval Acciones y Valores SA	962,592	367,176

		2,727,259
CONSTRUCTION MATERIALS — 2.29%
Cementos Argos SA	45,144	133,236
Grupo Argos SA/Colombia	37,200	192,403

		325,639
DIVERSIFIED FINANCIAL SERVICES — 2.77%
Grupo de Inversiones Suramericana SA	34,872	395,445

		395,445

TOTAL PREFERRED STOCKS
(Cost: $5,112,449)		3,763,292

SHORT-TERM INVESTMENTS — 0.14%

MONEY MARKET FUNDS — 0.14%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	19,541	19,541

		19,541

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,541)		19,541

TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $20,541,641)		14,248,046
Other Assets, Less Liabilities — 0.02%		2,610

NET ASSETS — 100.00%		$14,250,656

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.57%

AEROSPACE & DEFENSE — 3.05%
Elbit Systems Ltd.	50,302	$3,856,156

		3,856,156
BANKS — 24.34%
Bank Hapoalim BM	2,216,850	11,218,779
Bank Leumi le-Israel BMa	2,951,821	10,736,623
First International Bank of Israel Ltd.	97,306	1,211,919
Israel Discount Bank Ltd. Class Aa	2,242,101	4,143,121
Mizrahi Tefahot Bank Ltd.	294,886	3,426,127

		30,736,569
CHEMICALS — 8.80%
Frutarom Industries Ltd.	81,530	3,087,747
Israel Chemicals Ltd.	1,075,715	6,042,652
Israel Corp. Ltd. (The)	6,550	1,979,526

		11,109,925
COMMUNICATIONS EQUIPMENT — 0.70%
Ituran Location and Control Ltd.	36,700	890,856

		890,856
CONSTRUCTION & ENGINEERING — 1.12%
Electra Ltd./Israel	3,900	507,939
Shikun & Binui Ltd.[b]	447,400	909,754

		1,417,693
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.09%
B Communications Ltd.	24,500	447,062
Bezeq The Israeli Telecommunication Corp. Ltd.	3,334,865	5,976,777

		6,423,839
FOOD & STAPLES RETAILING — 0.83%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	13,700	609,392
Shufersal Ltd.[a,b]	167,202	437,740

		1,047,132
FOOD PRODUCTS — 2.08%
Osem Investments Ltd.	72,800	1,371,344
Strauss Group Ltd.[a,b]	92,650	1,259,903

		2,631,247
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.45%
Kenon Holdings Ltd./Singapore[a]	40,800	570,376

		570,376

Security	Shares	Value
INSURANCE — 3.24%
Clal Insurance Enterprises Holdings Ltd.[a]	42,700	$687,563
Harel Insurance Investments & Financial Services Ltd.[b]	233,433	1,064,444
IDI Insurance Co. Ltd.	11,900	588,308
Menorah Mivtachim Holdings Ltd.	54,906	522,648
Migdal Insurance & Financial Holding Ltd.[b]	831,900	852,146
Phoenix Holdings Ltd. (The)	133,301	373,720

		4,088,829
IT SERVICES — 0.40%
Matrix IT Ltd.	81,800	501,082

		501,082
MACHINERY — 0.16%
Plasson Industries Ltd.[a]	6,950	209,511

		209,511
OIL, GAS & CONSUMABLE FUELS — 4.16%
Delek Group Ltd.	10,002	2,351,617
Naphtha Israel Petroleum Corp. Ltd.[a]	71,751	410,342
Oil Refineries Ltd.[a,b]	2,441,400	887,387
Paz Oil Co. Ltd.	11,050	1,600,940

		5,250,286
PHARMACEUTICALS — 24.63%
Teva Pharmaceutical Industries Ltd.	476,109	31,101,230

		31,101,230
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.79%
REIT 1 Ltd.	351,150	998,759

		998,759
REAL ESTATE MANAGEMENT & DEVELOPMENT — 9.74%
Africa Israel Properties Ltd.	26,975	396,297
Airport City Ltd.[a]	71,350	709,102
Alony Hetz Properties & Investments Ltd.	194,400	1,491,755
Amot Investments Ltd.	241,804	749,828
Azrieli Group	77,850	3,063,145
Bayside Land Corp.	1,600	489,242
Gazit-Globe Ltd.	191,318	1,961,687
Jerusalem Oil Exploration[a]	18,800	755,505
Melisron Ltd.	33,751	1,243,908
Nitsba Holdings 1995 Ltd.[a,b]	54,386	977,614
Norstar Holdings Inc.	22,150	466,618

		12,304,701

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2015

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.45%
EZchip Semiconductor Ltd.[a]	63,100	$1,411,400
Tower Semiconductor Ltd.[a]	138,401	1,686,101

		3,097,501
SOFTWARE — 4.98%
NICE-Systems Ltd.	100,700	6,288,871

		6,288,871
SPECIALTY RETAIL — 0.72%
Delek Automotive Systems Ltd.	86,150	906,335

		906,335
TEXTILES, APPAREL & LUXURY GOODS — 0.54%
Delta-Galil Industries Ltd.	21,300	681,622

		681,622
WIRELESS TELECOMMUNICATION SERVICES — 1.30%
Cellcom Israel Ltd.[a]	128,314	833,629
Partner Communications Co. Ltd.[a]	184,602	803,301

		1,636,930

TOTAL COMMON STOCKS
(Cost: $152,702,128)		125,749,450

SHORT-TERM INVESTMENTS — 3.45%

MONEY MARKET FUNDS — 3.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	4,096,945	4,096,945
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	235,267	235,267
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	20,259	20,259

		4,352,471

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,352,471)		4,352,471

TOTAL INVESTMENTS IN SECURITIES — 103.02%
(Cost: $157,054,599)		130,101,921
Other Assets, Less Liabilities — (3.02)%		(3,817,053)

NET ASSETS — 100.00%		$126,284,868

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI RUSSIA CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 93.32%

BANKS — 11.76%
Sberbank of Russia	10,063,950	$11,201,273
Sberbank of Russia ADR	957,525	4,643,996
VTB Bank JSC	5,905,005,000	6,063,428
VTB Bank JSC GDR[a]	1,388,819	2,888,743

		24,797,440
CHEMICALS — 3.47%
Uralkali PJSC[b]	1,167,995	3,571,208
Uralkali PJSC GDR[a,b]	242,579	3,750,271

		7,321,479
DIVERSIFIED FINANCIAL SERVICES — 2.56%
Moscow Exchange MICEX-RTS PJSC	4,888,620	5,407,376

		5,407,376
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.02%
Rostelecom PJSC	3,562,720	4,263,303

		4,263,303
ELECTRIC UTILITIES — 1.88%
RusHydro PJSC	501,128,000	3,973,272

		3,973,272
FOOD & STAPLES RETAILING — 7.66%
Magnit PJSC GDR[a]	323,189	16,157,834

		16,157,834
METALS & MINING — 10.97%
Alrosa PAO	6,315,300	6,207,395
MMC Norilsk Nickel PJSC	60,083	9,410,482
Severstal PAO	689,405	7,511,952

		23,129,829
OIL, GAS & CONSUMABLE FUELS — 46.13%
Gazprom PAO	8,508,677	18,838,456
Gazprom PAO ADR	4,221,873	18,618,460
Lukoil PJSC	350,018	13,256,827
Lukoil PJSC ADR (London)	347,252	13,098,345
NOVATEK OAO GDR[a]	103,624	9,927,179
Rosneft OAO	1,449,490	5,282,426
Rosneft OAO GDR[a]	1,037,805	3,910,449
Surgutneftegas OAO	4,425,900	2,263,697
Surgutneftegas OAO ADR	401,021	2,093,330
Tatneft PAO Class S	2,093,395	10,002,613

		97,291,782

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 6.87%
MegaFon PJSC GDR[a]	368,612	$4,736,664
Mobile TeleSystems PJSC ADR	927,642	7,077,909
Sistema JSFC GDR[a]	362,148	2,672,652

		14,487,225

TOTAL COMMON STOCKS
(Cost: $322,349,916)		196,829,540

PREFERRED STOCKS — 7.01%

OIL, GAS & CONSUMABLE FUELS — 7.01%
AK Transneft OAO	4,196	9,685,012
Surgutneftegas OAO	8,441,600	5,086,216

		14,771,228

TOTAL PREFERRED STOCKS
(Cost: $15,968,462)		14,771,228

SHORT-TERM INVESTMENTS — 0.15%

MONEY MARKET FUNDS — 0.15%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	313,635	313,635

		313,635

TOTAL SHORT-TERM INVESTMENTS
(Cost: $313,635)		313,635

TOTAL INVESTMENTS IN SECURITIES — 100.48%
(Cost: $338,632,013)		211,914,403
Other Assets, Less Liabilities — (0.48)%		(1,002,098)

NET ASSETS — 100.00%		$210,912,305

ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.69%

BANKS — 8.12%
African Bank Investments Ltd.[a,b]	2,626,522	$1,980
Barclays Africa Group Ltd.	454,885	5,958,936
Capitec Bank Holdings Ltd.	46,532	1,693,875
Nedbank Group Ltd.	265,477	4,723,016
Standard Bank Group Ltd.	1,627,689	17,930,747

		30,308,554
CAPITAL MARKETS — 2.50%
Brait SEa	454,166	4,970,942
Coronation Fund Managers Ltd.	305,004	1,698,370
Investec Ltd.	325,819	2,650,914

		9,320,226
CONTAINERS & PACKAGING — 0.50%
Nampak Ltd.	800,980	1,863,524

		1,863,524
DISTRIBUTORS — 0.93%
Imperial Holdings Ltd.	250,896	3,489,855

		3,489,855
DIVERSIFIED FINANCIAL SERVICES — 9.88%
FirstRand Ltd.	4,514,897	18,009,552
PSG Group Ltd.	119,002	1,776,383
Remgro Ltd.	645,379	12,308,874
RMB Holdings Ltd.	946,862	4,793,470

		36,888,279
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.40%
Telkom SA SOC Ltd.	314,372	1,504,994

		1,504,994
FOOD & STAPLES RETAILING — 3.61%
Massmart Holdings Ltd.	145,638	1,258,278
Pick n Pay Stores Ltd.	326,858	1,542,591
Shoprite Holdings Ltd.	614,782	7,525,654
SPAR Group Ltd. (The)	220,782	3,162,529

		13,489,052
FOOD PRODUCTS — 2.02%
Pioneer Foods Ltd.	171,552	2,573,749
Tiger Brands Ltd.	219,004	4,949,952

		7,523,701
HEALTH CARE PROVIDERS & SERVICES — 3.42%
Life Healthcare Group Holdings Ltd.	1,258,262	3,610,415
Mediclinic International Ltd.	656,684	5,274,562
Netcare Ltd.	1,290,082	3,876,787

		12,761,764

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 0.23%
Tsogo Sun Holdings Ltd.	492,597	$872,724

		872,724
HOUSEHOLD DURABLES — 4.95%
Steinhoff International Holdings Ltd.	3,087,896	18,498,160

		18,498,160
INDUSTRIAL CONGLOMERATES — 2.75%
Bidvest Group Ltd. (The)	427,123	10,268,920

		10,268,920
INSURANCE — 6.29%
Discovery Ltd.	477,670	4,825,946
Liberty Holdings Ltd.	153,570	1,491,212
MMI Holdings Ltd./South Africa	1,476,082	3,128,158
Rand Merchant Insurance Holdings Ltd.	896,837	2,838,398
Sanlam Ltd.	2,324,965	11,181,146

		23,464,860
MEDIA — 18.54%
Naspers Ltd. Class N	534,222	69,233,286

		69,233,286
METALS & MINING — 3.62%
African Rainbow Minerals Ltd.	145,851	781,141
Anglo American Platinum Ltd.[a]	72,353	1,746,552
AngloGold Ashanti Ltd.[a]	542,981	4,371,520
Gold Fields Ltd.	1,043,665	3,351,090
Impala Platinum Holdings Ltd.[a]	720,869	2,691,252
Kumba Iron Ore Ltd.[b]	86,412	588,534

		13,530,089
MULTILINE RETAIL — 2.60%
Woolworths Holdings Ltd./South Africa	1,295,396	9,717,240

		9,717,240
OIL, GAS & CONSUMABLE FUELS — 6.63%
Exxaro Resources Ltd.[b]	192,157	982,497
Sasol Ltd.	742,280	23,778,367

		24,760,864
PAPER & FOREST PRODUCTS — 1.61%
Mondi Ltd.	158,711	3,679,456
Sappi Ltd.[a]	726,321	2,327,753

		6,007,209
PHARMACEUTICALS — 3.18%
Aspen Pharmacare Holdings Ltd.	459,125	11,855,544

		11,855,544

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2015

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.59%
Growthpoint Properties Ltd.	3,089,994	$6,094,144
Hyprop Investments Ltd.	326,315	3,050,535
Redefine Properties Ltd.	5,553,534	4,806,496
Resilient Property Income Fund Ltd.	379,040	3,200,519

		17,151,694
SPECIALTY RETAIL — 3.41%
Foschini Group Ltd. (The)	274,729	3,104,728
Mr. Price Group Ltd.	322,651	5,804,884
Truworths International Ltd.	573,917	3,802,388

		12,712,000
TRADING COMPANIES & DISTRIBUTORS — 0.51%
Barloworld Ltd.	294,752	1,893,275

		1,893,275
WIRELESS TELECOMMUNICATION SERVICES — 9.40%
MTN Group Ltd.	2,230,382	29,757,484
Vodacom Group Ltd.	499,003	5,322,874

		35,080,358

TOTAL COMMON STOCKS
(Cost: $501,389,723)		372,196,172

SHORT-TERM INVESTMENTS — 0.27%

MONEY MARKET FUNDS — 0.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	872,010	872,010
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	50,075	50,075
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	66,403	66,403

		988,488

TOTAL SHORT-TERM INVESTMENTS
(Cost: $988,488)		988,488

TOTAL INVESTMENTS IN SECURITIES — 99.96%
(Cost: $502,378,211)		373,184,660
Other Assets, Less Liabilities — 0.04%		161,611

NET ASSETS — 100.00%		$373,346,271

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI TURKEY ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.88%

AIRLINES — 3.11%
Pegasus Hava Tasimaciligi ASa,b	234,934	$1,489,018
Turk Hava Yollari AOa	3,632,924	10,046,389

		11,535,407
AUTO COMPONENTS — 0.13%
Goodyear Lastikleri TAS[b]	23,474	499,155

		499,155
AUTOMOBILES — 2.63%
Ford Otomotiv Sanayi AS	460,999	4,671,752
Tofas Turk Otomobil Fabrikasi AS	822,673	5,101,081

		9,772,833
BANKS — 33.30%
Akbank TAS	14,479,046	33,922,052
Albaraka Turk Katilim Bankasi AS	1,772,190	821,868
Sekerbank TAS[a,b]	2,562,393	1,205,935
Turkiye Garanti Bankasi AS	15,202,998	38,542,812
Turkiye Halk Bankasi AS	4,113,365	15,755,417
Turkiye Is Bankasi Class C	10,365,612	17,341,302
Turkiye Sinai Kalkinma Bankasi ASb	4,593,190	2,445,704
Turkiye Vakiflar Bankasi Tao Class Db	4,936,038	6,528,254
Yapi ve Kredi Bankasi ASb	5,721,924	7,056,581

		123,619,925
BEVERAGES — 4.41%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,363,905	10,167,206
Coca-Cola Icecek ASb	502,234	6,211,070

		16,378,276
BUILDING PRODUCTS — 0.33%
Trakya Cam Sanayii ASb	2,056,911	1,229,483

		1,229,483
CHEMICALS — 1.27%
Gubre Fabrikalari TAS	547,374	1,165,826
Petkim Petrokimya Holding ASa,b	2,632,554	3,563,127

		4,728,953
CONSTRUCTION & ENGINEERING — 0.31%
Tekfen Holding ASb	847,198	1,164,133

		1,164,133
CONSTRUCTION MATERIALS — 1.45%
Adana Cimento Sanayii TAS Class A	352,304	778,192

Security	Shares	Value
Akcansa Cimento ASb	318,011	$1,540,349
Baticim Bati Anadolu Cimento Sanayii AS	293,522	618,100
Cimsa Cimento Sanayi VE Ticaret AS	354,088	1,812,405
Konya Cimento Sanayii ASb	6,320	624,184

		5,373,230
CONTAINERS & PACKAGING — 0.14%
Anadolu Cam Sanayii ASa,b	717,024	500,020

		500,020
DISTRIBUTORS — 0.42%
Dogus Otomotiv Servis ve Ticaret AS	361,209	1,551,052

		1,551,052
DIVERSIFIED FINANCIAL SERVICES — 4.87%
Haci Omer Sabanci Holding AS	6,042,907	18,060,217

		18,060,217
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.70%
Turk Telekomunikasyon AS	2,994,530	6,295,611

		6,295,611
FOOD & STAPLES RETAILING — 6.68%
BIM Birlesik Magazalar AS	1,398,676	24,240,194
Bizim Toptan Satis Magazalari ASb	142,590	551,060

		24,791,254
FOOD PRODUCTS — 1.91%
Pinar SUT Mamulleri Sanayii AS	119,892	862,844
Ulker Biskuvi Sanayi ASb	1,012,875	6,228,259

		7,091,103
HEALTH CARE PROVIDERS & SERVICES — 0.17%
Selcuk Ecza Deposu Ticaret ve Sanayi AS	820,426	648,224

		648,224
HOTELS, RESTAURANTS & LEISURE — 0.35%
NET Holding ASa,b	1,219,290	1,306,831

		1,306,831
HOUSEHOLD DURABLES — 2.20%
Arcelik AS	1,556,530	7,298,741
Vestel Elektronik Sanayi ve Ticaret ASa,b	551,299	859,807

		8,158,548

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2015

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.50%
Akenerji Elektrik Uretim ASa,b	1,422,602	$454,490
Aksa Enerji Uretim ASa,b	1,005,150	980,634
Zorlu Enerji Elektrik Uretim ASa,b	820,965	417,392

		1,852,516
INDUSTRIAL CONGLOMERATES — 8.41%
Akfen Holding ASb	432,138	1,218,775
Alarko Holding ASb	437,257	471,655
Dogan Sirketler Grubu Holding ASa,b	6,843,522	1,222,477
Enka Insaat ve Sanayi ASb	3,422,320	5,842,985
KOC Holding ASb	4,172,429	16,268,318
Turkiye Sise ve Cam Fabrikalari AS	4,374,760	4,268,059
Yazicilar Holding ASb	318,160	1,934,535

		31,226,804
INSURANCE — 0.75%
Aksigorta AS	597,714	361,380
Anadolu Anonim Turk Sigorta Sirketi	1,314,933	659,499
Anadolu Hayat Emeklilik ASb	545,790	965,585
AvivaSA Emeklilik ve Hayat ASb	47,142	811,341

		2,797,805
MACHINERY — 0.39%
Otokar Otomotiv Ve Savunma Sanayi ASb	55,305	1,458,145

		1,458,145
MEDIA — 0.28%
Besiktas Futbol Yatirimlari Sanayi ve Ticaret ASa,b	703,056	490,280
Fenerbahce Futbol ASa,b	40,934	544,193

		1,034,473
METALS & MINING — 5.35%
Borusan Mannesmann Boru Sanayi ve Ticaret ASb	279,072	567,539
Eregli Demir ve Celik Fabrikalari TAS[b]	9,213,936	12,534,246
Izmir Demir Celik Sanayi ASa,b	615,368	388,965
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Ab	865,434	472,704
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Db	4,620,621	2,015,867
Koza Altin Isletmeleri ASb	300,572	2,519,394
Koza Anadolu Metal Madencilik Isletmeleri ASa,b	1,147,218	922,188

Security	Shares	Value
Park Elektrik Uretim Madencilik Sanayi ve Ticaret ASa,b	339,694	$431,765

		19,852,668
OIL, GAS & CONSUMABLE FUELS — 5.87%
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim ASa,b	681,976	513,063
Tupras Turkiye Petrol Rafinerileri ASa	824,053	21,259,492

		21,772,555
PERSONAL PRODUCTS — 0.21%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	895,356	762,790

		762,790
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.85%
Akmerkez Gayrimenkul Yatirim Ortakligi AS	135,462	807,374
Dogus Gayrimenkul Yatirim Ortakligi ASa,b	447,558	487,378
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	12,504,631	10,696,163
Halk Gayrimenkul Yatirim Ortakligi ASb	1,207,500	389,918
Is Gayrimenkul Yatirim Ortakligi ASb	2,209,371	1,085,332
Torunlar Gayrimenkul Yatirim Ortakligi ASb	822,929	842,435

		14,308,600
TEXTILES, APPAREL & LUXURY GOODS — 0.44%
Aksa Akrilik Kimya Sanayii AS	486,008	1,636,166

		1,636,166
TRANSPORTATION INFRASTRUCTURE — 2.34%
TAV Havalimanlari Holding ASb	1,075,902	8,685,571

		8,685,571
WIRELESS TELECOMMUNICATION SERVICES — 6.11%
Turkcell Iletisim Hizmetleri AS	5,791,618	22,681,019

		22,681,019

TOTAL COMMON STOCKS
(Cost: $616,151,120)		370,773,367

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 16.44%

MONEY MARKET FUNDS — 16.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	57,552,465	$57,552,465
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	3,304,945	3,304,945
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	167,903	167,903

		61,025,313

TOTAL SHORT-TERM INVESTMENTS
(Cost: $61,025,313)		61,025,313

TOTAL INVESTMENTS IN SECURITIES — 116.32%
(Cost: $677,176,433)		431,798,680
Other Assets, Less Liabilities — (16.32)%		(60,574,132)

NET ASSETS — 100.00%		$371,224,548

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.62%

AEROSPACE & DEFENSE — 2.00%
B/E Aerospace Inc.	1,437	$70,054
Boeing Co. (The)	531	69,391
General Dynamics Corp.	480	68,174
Honeywell International Inc.	710	70,482
L-3 Communications Holdings Inc.	639	67,395
Lockheed Martin Corp.	335	67,395
Northrop Grumman Corp.	417	68,279
Precision Castparts Corp.	292	67,233
Raytheon Co.	662	67,895
Rockwell Collins Inc.	836	68,427
Textron Inc.	1,801	69,879
TransDigm Group Inc.[a]	302	69,409
United Technologies Corp.	751	68,799

		892,812
AIR FREIGHT & LOGISTICS — 0.62%
CH Robinson Worldwide Inc.	1,039	70,060
Expeditors International of Washington Inc.	1,403	68,705
FedEx Corp.	460	69,280
United Parcel Service Inc. Class B	706	68,941

		276,986
AIRLINES — 0.63%
American Airlines Group Inc.	1,777	69,267
Delta Air Lines Inc.	1,611	70,530
Southwest Airlines Co.	1,825	66,977
United Continental Holdings Inc.[a]	1,279	72,865

		279,639
AUTO COMPONENTS — 0.95%
Autoliv Inc.[b]	688	70,279
BorgWarner Inc.	1,545	67,424
Delphi Automotive PLC	949	71,668
Goodyear Tire & Rubber Co. (The)	2,395	71,299
Johnson Controls Inc.	1,711	70,391
Lear Corp.	701	72,056

		423,117
AUTOMOBILES — 0.65%
Ford Motor Co.	5,167	71,666
General Motors Co.	2,444	71,952
Harley-Davidson Inc.	1,253	70,231
Tesla Motors Inc.[a,b]	303	75,465

		289,314

Security	Shares	Value
BANKS — 2.87%
Bank of America Corp.	4,368	$71,373
BB&T Corp.	1,917	70,776
CIT Group Inc.	1,586	68,896
Citigroup Inc.	1,336	71,449
Citizens Financial Group Inc.	2,885	71,606
Comerica Inc.	1,649	72,556
Fifth Third Bancorp	3,656	72,828
First Republic Bank/CA	1,178	71,045
Huntington Bancshares Inc./OH	6,528	71,220
JPMorgan Chase & Co.	1,113	71,343
KeyCorp	5,260	72,272
M&T Bank Corp.	590	69,762
People’s United Financial Inc.	4,534	70,277
PNC Financial Services Group Inc. (The)[c]	776	70,709
Regions Financial Corp.	7,600	72,884
SunTrust Banks Inc.	1,771	71,495
U.S. Bancorp	1,677	71,021
Wells Fargo & Co.	1,333	71,089

		1,282,601
BEVERAGES — 1.23%
Brown-Forman Corp. Class B	679	66,610
Coca-Cola Co. (The)	1,755	69,007
Coca-Cola Enterprises Inc.	1,323	68,121
Constellation Brands Inc. Class A	555	71,040
Dr Pepper Snapple Group Inc.	888	68,136
Molson Coors Brewing Co. Class B	1,022	69,588
Monster Beverage Corp.[a]	496	68,676
PepsiCo Inc.	744	69,140

		550,318
BIOTECHNOLOGY — 2.52%
Alexion Pharmaceuticals Inc.[a]	403	69,393
Alkermes PLC[a]	1,159	69,030
Alnylam Pharmaceuticals Inc.[a]	696	71,625
Amgen Inc.	459	69,667
Baxalta Inc.[a]	1,919	67,453
Biogen Inc.[a]	237	70,460
BioMarin Pharmaceutical Inc.[a]	550	71,082
Celgene Corp.[a]	591	69,785
Gilead Sciences Inc.	650	68,296
Incyte Corp.[a]	656	76,221
Isis Pharmaceuticals Inc.[a,b]	1,435	72,008
Medivation Inc.[a]	774	68,158
Puma Biotechnology Inc.[a,b]	823	75,650

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
Regeneron Pharmaceuticals Inc.[a]	134	$68,809
United Therapeutics Corp.[a]	437	65,821
Vertex Pharmaceuticals Inc.[a]	550	70,136

		1,123,594
BUILDING PRODUCTS — 0.31%
Fortune Brands Home & Security Inc.	1,439	68,856
Masco Corp.	2,678	70,244

		139,100
CAPITAL MARKETS — 2.84%
Affiliated Managers Group Inc.[a]	371	69,169
Ameriprise Financial Inc.	621	69,968
Bank of New York Mellon Corp. (The)	1,764	70,207
BlackRock Inc.[c]	226	68,358
Charles Schwab Corp. (The)	2,315	70,330
E*TRADE Financial Corp.[a]	2,761	72,587
Eaton Vance Corp. NVS	2,016	69,895
Franklin Resources Inc.	1,716	69,635
Goldman Sachs Group Inc. (The)	374	70,536
Invesco Ltd.	2,080	70,949
Legg Mason Inc.	1,551	68,756
Morgan Stanley	2,099	72,310
Northern Trust Corp.	1,021	71,307
Raymond James Financial Inc.	1,330	70,477
SEI Investments Co.	1,412	71,419
State Street Corp.	979	70,410
T Rowe Price Group Inc.	975	70,083
TD Ameritrade Holding Corp.	2,163	72,374

		1,268,770
CHEMICALS — 3.32%
Air Products & Chemicals Inc.	494	68,928
Airgas Inc.	720	69,494
Albemarle Corp.	1,557	70,392
Ashland Inc.	674	70,750
Axalta Coating Systems Ltd.[a]	2,413	70,436
Celanese Corp. Series A	1,223	74,163
CF Industries Holdings Inc.	1,195	68,569
Dow Chemical Co. (The)	1,692	74,042
Eastman Chemical Co.	983	71,228
Ecolab Inc.	638	69,631
EI du Pont de Nemours & Co.	1,359	69,989
FMC Corp.	1,655	70,023
International Flavors & Fragrances Inc.	623	68,250
LyondellBasell Industries NV Class A	858	73,256
Monsanto Co.	745	72,749
Mosaic Co. (The)	1,774	72,433

Security	Shares	Value
PPG Industries Inc.	732	$69,752
Praxair Inc.	647	68,420
Sherwin-Williams Co. (The)	268	68,557
Sigma-Aldrich Corp.	479	66,777
Westlake Chemical Corp.	1,306	72,130

		1,479,969
COMMERCIAL SERVICES & SUPPLIES — 0.93%
ADT Corp. (The)	2,132	69,887
Cintas Corp.	821	69,777
Republic Services Inc.	1,681	68,887
Stericycle Inc.[a]	491	69,300
Tyco International PLC	1,918	69,604
Waste Management Inc.	1,369	68,532

		415,987
COMMUNICATIONS EQUIPMENT — 1.09%
Cisco Systems Inc.	2,708	70,083
F5 Networks Inc.[a,b]	567	68,840
Harris Corp.	904	69,445
Juniper Networks Inc.	2,679	68,877
Motorola Solutions Inc.	1,103	71,496
Palo Alto Networks Inc.[a]	421	69,137
QUALCOMM Inc.	1,237	69,989

		487,867
CONSTRUCTION & ENGINEERING — 0.66%
Chicago Bridge & Iron Co. NVb	1,691	74,877
Fluor Corp.	1,561	71,213
Jacobs Engineering Group Inc.[a]	1,799	72,698
Quanta Services Inc.[a,b]	3,053	74,005

		292,793
CONSTRUCTION MATERIALS — 0.33%
Martin Marietta Materials Inc.	432	72,490
Vulcan Materials Co.	775	72,555

		145,045
CONSUMER FINANCE — 0.94%
Ally Financial Inc.[a]	3,206	70,083
American Express Co.	907	69,585
Capital One Financial Corp.	923	71,763
Discover Financial Services	1,331	71,515
Navient Corp.	5,536	70,806
Synchrony Financial[a]	2,020	66,559

		420,311
CONTAINERS & PACKAGING — 0.93%
Avery Dennison Corp.	1,192	69,231
Ball Corp.	1,048	69,074

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
Crown Holdings Inc.[a,b]	1,382	$68,506
Packaging Corp. of America	1,045	70,130
Sealed Air Corp.	1,330	68,429
WestRock Co.	1,201	71,279

		416,649
DISTRIBUTORS — 0.31%
Genuine Parts Co.	838	69,965
LKQ Corp.[a]	2,340	70,176

		140,141
DIVERSIFIED CONSUMER SERVICES — 0.16%
H&R Block Inc.	2,062	70,149

		70,149
DIVERSIFIED FINANCIAL SERVICES — 1.25%
Berkshire Hathaway Inc. Class Ba	522	69,969
CME Group Inc./IL	748	70,641
Intercontinental Exchange Inc.	300	68,523
Leucadia National Corp.	3,262	70,003
McGraw Hill Financial Inc.	715	69,348
Moody’s Corp.	674	68,957
NASDAQ OMX Group Inc. (The)	1,365	69,874
Voya Financial Inc.	1,681	72,417

		559,732
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.78%
AT&T Inc.	2,096	69,587
CenturyLink Inc.	2,648	71,602
Frontier Communications Corp.	13,547	68,683
Level 3 Communications Inc.[a]	1,545	69,108
Verizon Communications Inc.	1,532	70,488

		349,468
ELECTRIC UTILITIES — 2.12%
American Electric Power Co. Inc.	1,257	68,242
Duke Energy Corp.	949	67,294
Edison International	1,159	67,778
Entergy Corp.	1,048	68,466
Eversource Energy	1,411	66,656
Exelon Corp.	2,193	67,457
FirstEnergy Corp.	2,101	67,148
NextEra Energy Inc.	663	65,246
OGE Energy Corp.	2,428	68,081
Pepco Holdings Inc.	2,961	68,044
Pinnacle West Capital Corp.	1,118	66,554
PPL Corp.	2,182	67,620
Southern Co. (The)	1,568	68,067
Xcel Energy Inc.	2,015	67,966

		944,619

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.95%
Acuity Brands Inc.	358	$69,763
AMETEK Inc.	1,294	69,643
Eaton Corp. PLC	1,265	72,181
Emerson Electric Co.	1,476	70,435
Rockwell Automation Inc.	644	72,019
Sensata Technologies Holding NVa,b	1,491	70,673

		424,714
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.28%
Amphenol Corp. Class A	1,344	70,372
Arrow Electronics Inc.[a]	1,312	73,367
Avnet Inc.	1,725	73,140
Corning Inc.	4,173	71,817
Flextronics International Ltd.[a]	6,732	70,753
FLIR Systems Inc.	2,463	70,516
TE Connectivity Ltd.	1,221	72,393
Trimble Navigation Ltd.[a]	3,736	70,611

		572,969
ENERGY EQUIPMENT & SERVICES — 2.17%
Baker Hughes Inc.	1,396	78,176
Cameron International Corp.[a]	1,569	104,746
Core Laboratories NV	665	76,927
Ensco PLC Class A	4,432	80,264
FMC Technologies Inc.[a]	2,320	80,690
Halliburton Co.	1,992	78,385
Helmerich & Payne Inc.	1,309	77,244
Nabors Industries Ltd.	7,206	83,157
National Oilwell Varco Inc.	1,784	75,517
Oceaneering International Inc.	1,798	78,788
Schlumberger Ltd.	919	71,103
Weatherford International PLC[a]	8,331	84,560

		969,557
FOOD & STAPLES RETAILING — 1.25%
Costco Wholesale Corp.	502	70,305
CVS Health Corp.	667	68,301
Kroger Co. (The)	1,980	68,310
Rite Aid Corp.[a]	8,600	70,950
Sysco Corp.	1,740	69,374
Wal-Mart Stores Inc.	1,056	68,355
Walgreens Boots Alliance Inc.	823	71,231
Whole Foods Market Inc.	2,110	69,123

		555,949

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
FOOD PRODUCTS — 2.51%
Archer-Daniels-Midland Co.	1,550	$69,734
Bunge Ltd.	967	70,059
Campbell Soup Co.	1,444	69,298
ConAgra Foods Inc.	1,652	68,855
General Mills Inc.	1,216	69,020
Hershey Co. (The)	783	70,094
Hormel Foods Corp.	1,134	69,287
JM Smucker Co. (The)	624	73,457
Kellogg Co.	1,024	67,871
Keurig Green Mountain Inc.	1,283	72,618
Kraft Heinz Co. (The)	949	68,954
McCormick & Co. Inc./MD	877	69,529
Mead Johnson Nutrition Co.	884	69,253
Mondelez International Inc. Class A	1,614	68,369
Tyson Foods Inc. Class A	1,677	70,904
WhiteWave Foods Co. (The)[a]	1,583	73,040

		1,120,342
HEALTH CARE EQUIPMENT & SUPPLIES — 2.48%
Abbott Laboratories	1,554	70,381
Baxter International Inc.	1,803	69,325
Becton Dickinson and Co.	484	68,254
Boston Scientific Corp.[a]	4,224	70,710
Cooper Companies Inc. (The)	425	69,028
CR Bard Inc.	362	70,152
DENTSPLY International Inc.	1,305	68,395
Edwards Lifesciences Corp.[a]	491	69,172
Hologic Inc.[a]	1,754	68,073
Intuitive Surgical Inc.[a]	135	68,978
Medtronic PLC	954	68,965
ResMed Inc.	1,319	68,509
St. Jude Medical Inc.	976	69,110
Stryker Corp.	698	68,858
Varian Medical Systems Inc.[a]	864	70,200
Zimmer Biomet Holdings Inc.	680	70,421

		1,108,531
HEALTH CARE PROVIDERS & SERVICES — 2.77%
Aetna Inc.	603	69,056
AmerisourceBergen Corp.	684	68,427
Anthem Inc.	483	68,127
Cardinal Health Inc.	839	69,025
Centene Corp.[a]	1,100	67,892
Cigna Corp.	498	70,113
DaVita HealthCare Partners Inc.[a]	897	67,849
Envision Healthcare Holdings Inc.[a]	1,652	67,683

Security	Shares	Value
Express Scripts Holding Co.[a]	824	$68,886
HCA Holdings Inc.[a]	802	69,469
Henry Schein Inc.[a]	504	68,952
Humana Inc.	380	69,460
Laboratory Corp. of America Holdings[a]	581	68,448
McKesson Corp.	354	69,943
Patterson Companies Inc.	1,410	64,620
Quest Diagnostics Inc.	1,021	69,224
UnitedHealth Group Inc.	606	70,114
Universal Health Services Inc. Class B	504	69,119

		1,236,407
HEALTH CARE TECHNOLOGY — 0.15%
Cerner Corp.[a]	1,106	68,307

		68,307
HOTELS, RESTAURANTS & LEISURE — 2.48%
Aramark	2,185	68,478
Carnival Corp.	1,408	69,316
Chipotle Mexican Grill Inc.[a]	97	68,871
Darden Restaurants Inc.	997	67,806
Hilton Worldwide Holdings Inc.	2,831	70,294
Las Vegas Sands Corp.	1,490	68,883
Marriott International Inc./MD Class A	1,001	70,731
McDonald’s Corp.	731	69,460
MGM Resorts International[a]	3,470	70,892
Norwegian Cruise Line Holdings Ltd.[a]	1,216	70,041
Royal Caribbean Cruises Ltd.	784	69,117
Starbucks Corp.	1,305	71,396
Starwood Hotels & Resorts Worldwide Inc.	957	68,397
Wyndham Worldwide Corp.	898	68,679
Wynn Resorts Ltd.	880	66,044
Yum! Brands Inc.	876	69,878

		1,108,283
HOUSEHOLD DURABLES — 1.72%
DR Horton Inc.	2,357	71,582
Garmin Ltd.	1,816	68,300
Harman International Industries Inc.	714	69,786
Jarden Corp.[a]	1,362	69,925
Leggett & Platt Inc.	1,514	67,252
Lennar Corp. Class A	1,383	70,395
Mohawk Industries Inc.[a]	352	69,333
Newell Rubbermaid Inc.	1,691	71,242
PulteGroup Inc.	3,525	72,932
Toll Brothers Inc.[a]	1,900	70,243
Whirlpool Corp.	400	67,240

		768,230

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.77%
Church & Dwight Co. Inc.	803	$69,283
Clorox Co. (The)	620	68,925
Colgate-Palmolive Co.	1,104	69,342
Kimberly-Clark Corp.	645	68,712
Procter & Gamble Co. (The)	974	68,833

		345,095
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.47%
AES Corp./VA	5,877	70,524
Calpine Corp.[a]	4,402	70,168
NRG Energy Inc.	3,526	70,238

		210,930
INDUSTRIAL CONGLOMERATES — 0.63%
3M Co.	484	68,796
Danaher Corp.	801	69,703
General Electric Co.	2,865	71,109
Roper Technologies Inc.	432	70,023

		279,631
INSURANCE — 4.65%
ACE Ltd.	668	68,243
Aflac Inc.	1,207	70,730
Alleghany Corp.[a]	147	69,059
Allstate Corp. (The)	1,170	68,188
American International Group Inc.	1,177	71,020
Aon PLC	746	69,706
Arch Capital Group Ltd.[a]	999	68,212
Arthur J Gallagher & Co.	1,564	68,378
Assurant Inc.	925	68,774
Axis Capital Holdings Ltd.	1,250	70,000
Chubb Corp. (The)	559	67,533
Cincinnati Financial Corp.	1,309	68,500
Everest Re Group Ltd.	397	69,797
FNF Group	1,837	66,885
Hartford Financial Services Group Inc. (The)	1,491	68,511
Lincoln National Corp.	1,410	71,614
Loews Corp.	1,885	68,708
Marsh & McLennan Companies Inc.	1,285	69,043
MetLife Inc.	1,431	71,693
PartnerRe Ltd.	483	66,852
Principal Financial Group Inc.	1,367	68,828
Progressive Corp. (The)	2,334	69,927
Prudential Financial Inc.	898	72,469
RenaissanceRe Holdings Ltd.	671	68,408

Security	Shares	Value
Torchmark Corp.	1,198	$70,035
Travelers Companies Inc. (The)	682	67,893
Unum Group	2,095	70,266
Willis Group Holdings PLC	1,556	67,048
WR Berkley Corp.	1,283	69,641
XL Group PLC	1,819	67,831

		2,073,792
INTERNET & CATALOG RETAIL — 0.96%
Amazon.com Inc.[a]	143	73,343
Expedia Inc.	615	70,719
Liberty Interactive Corp. QVC Group Series Aa	2,504	67,708
Netflix Inc.[a]	657	75,575
Priceline Group Inc. (The)[a]	57	71,172
TripAdvisor Inc.[a]	1,002	70,040

		428,557
INTERNET SOFTWARE & SERVICES — 1.59%
Akamai Technologies Inc.[a]	1,016	72,451
eBay Inc.[a]	2,642	71,625
Facebook Inc. Class Aa	803	71,812
Google Inc. Class Aa	54	34,982
Google Inc. Class Ca	58	35,859
LinkedIn Corp. Class Aa	392	70,795
Rackspace Hosting Inc.[a]	2,328	70,794
Twitter Inc.[a,b]	2,734	75,978
VeriSign Inc.[a,b]	1,011	69,698
Yahoo! Inc.[a]	2,100	67,704
Zillow Group Inc. Class Aa,b	912	23,147
Zillow Group Inc. Class Ca,b	1,788	44,092

		708,937
IT SERVICES — 2.99%
Accenture PLC Class A	723	68,157
Alliance Data Systems Corp.[a]	269	69,184
Automatic Data Processing Inc.	907	70,129
Cognizant Technology Solutions Corp. Class Aa	1,130	71,122
Computer Sciences Corp.	1,113	68,995
Fidelity National Information Services Inc.	1,020	70,441
Fiserv Inc.[a]	832	70,945
FleetCor Technologies Inc.[a]	466	69,509
Gartner Inc.[a]	806	68,921
International Business Machines Corp.	473	69,952
MasterCard Inc. Class A	768	70,940
Paychex Inc.	1,553	69,357

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
PayPal Holdings Inc.[a]	2,039	$71,365
Teradata Corp.[a]	2,406	70,327
Total System Services Inc.	1,563	71,632
Vantiv Inc. Class Aa	1,614	71,081
Visa Inc. Class A	995	70,944
Western Union Co. (The)	3,742	69,002
Xerox Corp.	6,900	70,173

		1,332,176
LEISURE PRODUCTS — 0.48%
Hasbro Inc.	932	69,518
Mattel Inc.	3,109	72,844
Polaris Industries Inc.	542	70,389

		212,751
LIFE SCIENCES TOOLS & SERVICES — 0.94%
Agilent Technologies Inc.	1,940	70,441
Illumina Inc.[a]	352	69,559
Mettler-Toledo International Inc.[a]	232	68,800
Quintiles Transnational Holdings Inc.[a]	939	69,965
Thermo Fisher Scientific Inc.	555	69,580
Waters Corp.[a]	570	69,187

		417,532
MACHINERY — 2.53%
AGCO Corp.	1,440	70,618
Caterpillar Inc.	925	70,707
Cummins Inc.	580	70,615
Deere & Co.	843	68,941
Dover Corp.	1,190	73,720
Flowserve Corp.	1,564	70,583
Illinois Tool Works Inc.	832	70,329
Ingersoll-Rand PLC	1,227	67,841
PACCAR Inc.	1,192	70,292
Parker-Hannifin Corp.	664	71,486
Pentair PLC	1,258	69,555
Snap-on Inc.	440	70,299
Stanley Black & Decker Inc.	704	71,470
WABCO Holdings Inc.[a]	606	69,884
Wabtec Corp./DE	733	70,192
Xylem Inc./NY	2,188	71,001

		1,127,533
MEDIA — 2.96%
Cablevision Systems Corp. Class A	2,950	74,251
CBS Corp. Class B NVS	1,540	69,670
Charter Communications Inc. Class Aa,b	389	70,646
Comcast Corp. Class A	1,039	58,527

Security	Shares	Value
Comcast Corp. Class A Special NVS	196	$11,219
Discovery Communications Inc. Class Aa,b	947	25,190
Discovery Communications Inc. Class C NVS[a,b]	1,742	44,177
DISH Network Corp. Class Aa	1,153	68,338
Interpublic Group of Companies Inc. (The)	3,605	68,062
Liberty Global PLC Series Aa	434	20,884
Liberty Global PLC Series C NVS[a]	1,066	47,831
Liberty Media Corp. Class Aa	608	22,648
Liberty Media Corp. Class Ca	1,317	47,702
News Corp. Class Aa	5,151	70,208
Omnicom Group Inc.	1,007	67,449
Scripps Networks Interactive Inc. Class A	1,297	68,858
Sirius XM Holdings Inc.[a]	18,361	70,047
TEGNA Inc.	2,973	70,728
Time Warner Cable Inc.	369	68,641
Time Warner Inc.	957	68,043
Twenty-First Century Fox Inc. Class A	1,846	50,562
Twenty-First Century Fox Inc. Class B	644	17,813
Viacom Inc. Class B NVS	1,728	70,451
Walt Disney Co. (The)	695	70,807

		1,322,752
METALS & MINING — 0.68%
Alcoa Inc.	8,218	77,660
Freeport-McMoRan Inc.	8,089	86,067
Newmont Mining Corp.	4,122	70,362
Nucor Corp.	1,644	71,169

		305,258
MULTI-UTILITIES — 1.97%
Alliant Energy Corp.	1,188	67,324
Ameren Corp.	1,676	67,526
CenterPoint Energy Inc.	3,719	69,248
CMS Energy Corp.	2,036	66,740
Consolidated Edison Inc.	1,072	67,439
Dominion Resources Inc./VA	949	66,193
DTE Energy Co.	871	67,990
MDU Resources Group Inc.	4,064	72,786
PG&E Corp.	1,362	67,528
Public Service Enterprise Group Inc.	1,671	67,258
SCANA Corp.	1,277	67,541
Sempra Energy	686	65,067
WEC Energy Group Inc.	1,416	67,472

		880,112

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
MULTILINE RETAIL — 0.92%
Dollar General Corp.	900	$67,041
Dollar Tree Inc.[a]	911	69,473
Kohl’s Corp.	1,355	69,146
Macy’s Inc.	1,174	68,808
Nordstrom Inc.	934	68,070
Target Corp.	902	70,094

		412,632
OIL, GAS & CONSUMABLE FUELS — 6.27%
Anadarko Petroleum Corp.	1,042	74,586
Antero Resources Corp.[a,b]	3,084	79,691
Apache Corp.	1,713	77,496
Cabot Oil & Gas Corp.	3,129	74,063
Cheniere Energy Inc.[a]	1,142	70,975
Chesapeake Energy Corp.[b]	11,053	86,324
Chevron Corp.	952	77,103
Cimarex Energy Co.	672	74,263
Cobalt International Energy Inc.[a,b]	8,394	67,236
Columbia Pipeline Group Inc.	2,846	72,175
Concho Resources Inc.[a]	720	77,875
ConocoPhillips	1,580	77,657
CONSOL Energy Inc.	5,445	82,927
Continental Resources Inc./OKa,b	2,526	81,085
Devon Energy Corp.	1,820	77,641
Energen Corp.	1,509	78,468
EOG Resources Inc.	975	76,352
EQT Corp.	936	72,840
Exxon Mobil Corp.	970	72,983
Hess Corp.	1,335	79,366
HollyFrontier Corp.	1,478	69,259
Kinder Morgan Inc./DE	2,227	72,177
Marathon Oil Corp.	4,747	82,076
Marathon Petroleum Corp.	1,523	72,053
Murphy Oil Corp.	2,478	76,818
Noble Energy Inc.	2,171	72,533
Occidental Petroleum Corp.	1,014	74,032
ONEOK Inc.	2,107	75,873
Phillips 66	945	74,721
Pioneer Natural Resources Co.	622	76,543
Range Resources Corp.	1,972	76,159
Southwestern Energy Co.[a,b]	4,509	73,226
Spectra Energy Corp.	2,551	74,158
Tesoro Corp.	752	69,192
Valero Energy Corp.	1,157	68,656
Whiting Petroleum Corp.[a]	4,528	87,526

Security	Shares	Value
Williams Companies Inc. (The)	1,492	$71,914

		2,798,022
PAPER & FOREST PRODUCTS — 0.16%
International Paper Co.	1,638	70,663

		70,663
PERSONAL PRODUCTS — 0.31%
Edgewell Personal Care Co.	797	70,184
Estee Lauder Companies Inc. (The) Class A	881	70,277

		140,461
PHARMACEUTICALS — 2.18%
AbbVie Inc.	1,098	68,526
Allergan PLC[a]	229	69,557
Bristol-Myers Squibb Co.	1,152	68,509
Eli Lilly & Co.	852	70,162
Endo International PLC[a]	912	70,224
Hospira Inc.[a]	742	66,758
Jazz Pharmaceuticals PLC[a]	415	70,060
Johnson & Johnson	735	69,075
Mallinckrodt PLC[a]	847	73,045
Merck & Co. Inc.	1,303	70,167
Mylan NVa	1,357	67,294
Perrigo Co. PLC	374	68,431
Pfizer Inc.	2,127	68,532
Zoetis Inc.	1,566	70,266

		970,606
PROFESSIONAL SERVICES — 1.24%
Dun & Bradstreet Corp. (The)	659	69,834
Equifax Inc.	719	70,390
IHS Inc. Class Aa	593	68,800
ManpowerGroup Inc.	808	70,215
Nielsen Holdings PLC	1,557	70,423
Robert Half International Inc.	1,322	67,462
Towers Watson & Co. Class A	555	65,895
Verisk Analytics Inc. Class Aa	942	68,842

		551,861
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.52%
American Capital Agency Corp.	3,493	66,821
American Tower Corp.	745	68,682
Annaly Capital Management Inc.	6,746	67,865
AvalonBay Communities Inc.	410	67,675
Boston Properties Inc.	613	69,502
Brixmor Property Group Inc.[b]	2,908	66,361
Camden Property Trust	933	67,204

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
Communications Sales & Leasing Inc./CSL Capital LLC[a,b]	3,373	$67,797
Crown Castle International Corp.	838	69,881
Digital Realty Trust Inc.[b]	1,078	68,259
Duke Realty Corp.[b]	3,785	68,357
Equinix Inc.	265	71,489
Equity Residential	967	68,899
Essex Property Trust Inc.	318	68,249
Extra Space Storage Inc.	952	69,953
Federal Realty Investment Trust	533	68,800
General Growth Properties Inc.	2,675	67,892
HCP Inc.	1,811	67,116
Health Care REIT Inc.	1,061	67,214
Host Hotels & Resorts Inc.	3,921	69,519
Iron Mountain Inc.	2,513	71,218
Kimco Realty Corp.	2,949	67,974
Liberty Property Trust	2,206	67,812
Macerich Co. (The)	916	69,781
Plum Creek Timber Co. Inc.[b]	1,749	67,319
Prologis Inc.	1,829	69,502
Public Storage	338	68,029
Realty Income Corp.	1,499	66,990
Regency Centers Corp.[b]	1,167	69,215
Simon Property Group Inc.	376	67,424
SL Green Realty Corp.[b]	654	67,696
UDR Inc.	2,140	69,122
Ventas Inc.	1,213	66,739
VEREIT Inc.	8,490	69,109
Vornado Realty Trust	786	68,531
Weyerhaeuser Co.	2,478	69,235

		2,463,231
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.46%
CBRE Group Inc. Class Aa	2,111	67,594
Jones Lang LaSalle Inc.	450	66,991
Realogy Holdings Corp.[a]	1,702	68,591

		203,176
ROAD & RAIL — 0.96%
CSX Corp.	2,634	72,119
Hertz Global Holdings Inc.[a]	4,062	74,863
JB Hunt Transport Services Inc.	921	67,030
Kansas City Southern	770	71,410
Norfolk Southern Corp.	916	71,365
Union Pacific Corp.	827	70,907

		427,694

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.28%
Altera Corp.	1,432	$69,524
Analog Devices Inc.	1,317	73,568
Applied Materials Inc.	4,491	72,238
Avago Technologies Ltd.[b]	614	77,345
Broadcom Corp. Class A	1,413	73,010
Freescale Semiconductor Ltd.[a]	1,943	69,423
Intel Corp.	2,577	73,548
KLA-Tencor Corp.	1,439	72,108
Lam Research Corp.	989	71,969
Linear Technology Corp.	1,782	71,779
Marvell Technology Group Ltd.	6,421	72,365
Maxim Integrated Products Inc.	2,170	73,064
Microchip Technology Inc.	1,684	71,570
Micron Technology Inc.[a]	4,671	76,651
NVIDIA Corp.	3,287	73,892
Qorvo Inc.[a]	1,338	74,272
Skyworks Solutions Inc.	827	72,238
SunEdison Inc.[a,b]	7,574	78,770
Texas Instruments Inc.	1,532	73,291
Xilinx Inc.	1,719	72,009

		1,462,634
SOFTWARE — 3.57%
Activision Blizzard Inc.	2,546	72,892
Adobe Systems Inc.[a]	894	70,242
ANSYS Inc.[a]	777	68,842
Autodesk Inc.[a]	1,384	64,702
CA Inc.	2,607	71,145
CDK Global Inc.	1,488	73,716
Citrix Systems Inc.[a]	1,007	68,587
Electronic Arts Inc.[a]	1,049	69,391
FireEye Inc.[a,b]	1,824	68,911
Intuit Inc.	834	71,516
Microsoft Corp.	1,647	71,677
NetSuite Inc.[a,b]	766	68,059
Nuance Communications Inc.[a]	4,179	68,828
Oracle Corp.	1,880	69,729
Red Hat Inc.[a]	967	69,827
salesforce.com inc.[a]	1,023	70,955
ServiceNow Inc.[a]	971	68,902
Splunk Inc.[a]	1,127	69,840
Symantec Corp.	3,351	68,662
Synopsys Inc.[a]	1,482	69,550
Tableau Software Inc. Class Aa	703	66,202

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Security	Shares	Value
VMware Inc. Class Aa	821	$64,982
Workday Inc. Class Aa	952	66,888

		1,594,045
SPECIALTY RETAIL — 3.44%
Advance Auto Parts Inc.	389	68,172
AutoNation Inc.[a]	1,154	69,055
AutoZone Inc.[a,b]	96	68,735
Bed Bath & Beyond Inc.[a]	1,110	68,942
Best Buy Co. Inc.	2,023	74,325
CarMax Inc.[a,b]	1,166	71,126
Dick’s Sporting Goods Inc.	1,418	71,084
Foot Locker Inc.	981	69,445
GameStop Corp. Class Ab	1,519	64,527
Gap Inc. (The)	2,102	68,967
Home Depot Inc. (The)	601	69,993
L Brands Inc.	856	71,819
Lowe’s Companies Inc.	995	68,824
O’Reilly Automotive Inc.[a]	288	69,140
Ross Stores Inc.	1,411	68,603
Signet Jewelers Ltd.	567	78,246
Staples Inc.	5,034	71,533
Tiffany & Co.	814	66,952
TJX Companies Inc. (The)	968	68,070
Tractor Supply Co.	803	68,504
Ulta Salon Cosmetics & Fragrance Inc.[a]	435	68,769
Urban Outfitters Inc.[a]	2,313	71,379

		1,536,210
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.16%
Apple Inc.	643	72,505
EMC Corp./MA	2,940	73,118
Hewlett-Packard Co.	2,595	72,816
NetApp Inc.	2,293	73,284
SanDisk Corp.	1,445	78,839
Seagate Technology PLC	1,439	73,965
Western Digital Corp.	887	72,698

		517,225
TEXTILES, APPAREL & LUXURY GOODS — 1.45%
Coach Inc.	2,347	70,997
Hanesbrands Inc.	2,360	71,060
lululemon athletica Inc.[a,b]	1,135	72,651
Michael Kors Holdings Ltd.[a]	1,692	73,534
NIKE Inc. Class B	644	71,967
PVH Corp.	610	72,578
Ralph Lauren Corp.	635	70,606

Security	Shares	Value
Under Armour Inc. Class Aa,b	766	$73,176
VF Corp.	964	69,822

		646,391
THRIFTS & MORTGAGE FINANCE — 0.32%
Hudson City Bancorp Inc.	7,506	69,806
New York Community Bancorp Inc.	4,003	70,693

		140,499
TOBACCO — 0.46%
Altria Group Inc.	1,286	68,904
Philip Morris International Inc.	861	68,708
Reynolds American Inc.	813	68,088

		205,700
TRADING COMPANIES & DISTRIBUTORS — 0.48%
Fastenal Co.	1,801	69,411
United Rentals Inc.[a]	1,096	75,986
WW Grainger Inc.	312	69,713

		215,110
WATER UTILITIES — 0.15%
American Water Works Co. Inc.	1,298	67,418

		67,418
WIRELESS TELECOMMUNICATION SERVICES — 0.47%
SBA Communications Corp. Class Aa	586	69,265
Sprint Corp.[a,b]	14,489	73,315
T-Mobile U.S. Inc.[a]	1,748	69,238

		211,818

TOTAL COMMON STOCKS
(Cost: $44,240,680)		44,462,722

SHORT-TERM INVESTMENTS — 1.70%

MONEY MARKET FUNDS — 1.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	635,649	635,649
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	36,502	36,502
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	86,406	86,406

		758,557

TOTAL SHORT-TERM INVESTMENTS
(Cost: $758,557)		758,557

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.32%
(Cost: $44,999,237)	$45,221,279
Other Assets, Less Liabilities — (1.32)%	(589,414)

NET ASSETS — 100.00%	$44,631,865

NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares MSCI Brazil Capped ETF	iShares MSCI Chile Capped ETF	iShares MSCI Colombia Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,969,404,623	$227,467,483	$20,522,100
Affiliated (Note 2)	2,312,655	478,553	19,541

Total cost of investments	$1,971,717,278	$227,946,036	$20,541,641

Investments in securities, at fair value (Note 1):
Unaffiliated	$1,977,924,756	$233,865,202	$14,228,505
Affiliated (Note 2)	2,312,655	478,553	19,541

Total fair value of investments	1,980,237,411	234,343,755	14,248,046
Foreign currency, at value[a]	4,170,158	24,917	8,655
Receivables:
Investment securities sold	5,499,874	5,409,820	253,736
Dividends and interest	7,843,920	26,009	4,855
Capital shares sold	75,291,536	10,418,811	—

Total Assets	2,073,042,899	250,223,312	14,515,292

LIABILITIES
Payables:
Investment securities purchased	82,723,144	15,571,483	257,025
Investment advisory fees (Note 2)	1,184,706	115,454	7,611

Total Liabilities	83,907,850	15,686,937	264,636

NET ASSETS	$1,989,135,049	$234,536,375	$14,250,656

Net assets consist of:
Paid-in capital	$4,509,413,407	$408,620,425	$27,739,161
Undistributed (distributions in excess of) net investment income	(3,041,915)	433,024	(84,898)
Accumulated net realized loss	(2,524,324,750)	(180,914,897)	(7,109,221)
Net unrealized appreciation (depreciation)	7,088,307	6,397,823	(6,294,386)

NET ASSETS	$1,989,135,049	$234,536,375	$14,250,656

Shares outstanding[b]	80,500,000	6,750,000	1,200,000

Net asset value per share	$24.71	$34.75	$11.88

[a]	Cost of foreign currency: $4,249,020, $24,963 and $9,213, respectively.
[b]	$0.001 par value, number of shares authorized: 500 million, 200 million and 25 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Israel Capped ETF	iShares MSCI Russia Capped ETF	iShares MSCI South Africa ETF

ASSETS
Investments, at cost:
Unaffiliated	$152,702,128	$338,318,378	$501,389,723
Affiliated (Note 2)	4,352,471	313,635	988,488

Total cost of investments	$157,054,599	$338,632,013	$502,378,211

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$125,749,450	$211,600,768	$372,196,172
Affiliated (Note 2)	4,352,471	313,635	988,488

Total fair value of investments	130,101,921	211,914,403	373,184,660
Foreign currency, at value[b]	84,728	—	983,175
Cash	—	166,197	—
Receivables:
Investment securities sold	2,509,454	3,612,618	2,774,559
Dividends and interest	366,950	22,416	95,498
Capital shares sold	—	—	44,084

Total Assets	133,063,053	215,715,634	377,081,976

LIABILITIES
Payables:
Investment securities purchased	2,179,557	4,682,502	2,615,137
Collateral for securities on loan (Note 1)	4,332,212	—	922,085
Securities related to in-kind transactions (Note 4)	178,526	—	—
Investment advisory fees (Note 2)	87,890	120,827	198,483

Total Liabilities	6,778,185	4,803,329	3,735,705

NET ASSETS	$126,284,868	$210,912,305	$373,346,271

Net assets consist of:
Paid-in capital	$191,408,180	$387,667,617	$598,593,305
Undistributed net investment income	396,916	5,010,420	301,134
Accumulated net realized loss	(38,563,016)	(55,040,152)	(96,341,155)
Net unrealized depreciation	(26,957,212)	(126,725,580)	(129,207,013)

NET ASSETS	$126,284,868	$210,912,305	$373,346,271

Shares outstanding[c]	2,500,000	16,850,000	6,500,000

Net asset value per share	$50.51	$12.52	$57.44

[a]	Securities on loan with values of $4,047,917, $ — and $877,856, respectively. See Note 1.
[b]	Cost of foreign currency: $86,094, $ — and $996,045, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 1 billion and 400 million, respectively.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments, at cost:
Unaffiliated	$616,151,120	$44,105,570
Affiliated (Note 2)	61,025,313	893,667

Total cost of investments	$677,176,433	$44,999,237

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$370,773,367	$44,323,655
Affiliated (Note 2)	61,025,313	897,624

Total fair value of investments	431,798,680	45,221,279
Foreign currency, at value[b]	207,291	—
Cash	—	33,326
Receivables:
Investment securities sold	64,724	17,306,324
Dividends and interest	219,610	104,517
Capital shares sold	—	49,534

Total Assets	432,290,305	62,714,980

LIABILITIES
Payables:
Investment securities purchased	—	17,305,381
Collateral for securities on loan (Note 1)	60,857,410	672,151
Capital shares redeemed	—	99,171
Investment advisory fees (Note 2)	208,347	6,412

Total Liabilities	61,065,757	18,083,115

NET ASSETS	$371,224,548	$44,631,865

Net assets consist of:
Paid-in capital	$684,909,817	$46,378,266
Undistributed (distributions in excess of) net investment income	(229,909)	144,655
Accumulated net realized loss	(68,072,784)	(2,113,098)
Net unrealized appreciation (depreciation)	(245,382,576)	222,042

NET ASSETS	$371,224,548	$44,631,865

Shares outstanding[c]	9,700,000	1,050,000

Net asset value per share	$38.27	$42.51

[a]	Securities on loan with values of $57,691,030 and $590,425, respectively. See Note 1.
[b]	Cost of foreign currency: $207,487 and $ — , respectively.
[c]	$0.001 par value, number of shares authorized: 200 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares MSCI Brazil Capped ETF	iShares MSCI Chile Capped ETF	iShares MSCI Colombia Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$124,364,904	$6,248,986	$544,760 [b]
Interest — affiliated (Note 2)	151	48	4
Securities lending income — affiliated — net (Note 2)	—	—	4,573

Total investment income	124,365,055	6,249,034	549,337

EXPENSES
Investment advisory fees (Note 2)	22,930,693	1,705,573	104,511
Commitment fees (Note 7)	—	—	43

Total expenses	22,930,693	1,705,573	104,554

Net investment income	101,434,362	4,543,461	444,783

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(716,656,393)	(29,627,717)	(7,025,739)
In-kind redemptions — unaffiliated	—	—	53,461
Foreign currency transactions	(6,711,011)	(32,882)	(90,904)

Net realized loss	(723,367,404)	(29,660,599)	(7,063,182)

Net change in unrealized appreciation/depreciation on:
Investments	(2,273,496,737)	(38,552,002)	(8,758,145)
Translation of assets and liabilities in foreign currencies	(565,854)	279	(752)

Net change in unrealized appreciation/depreciation	(2,274,062,591)	(38,551,723)	(8,758,897)

Net realized and unrealized loss	(2,997,429,995)	(68,212,322)	(15,822,079)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,895,995,633)	$(63,668,861)	$(15,377,296)

[a]	Net of foreign withholding tax of $9,416,042, $1,610,985 and $4,343, respectively.
[b]	Includes $125,018 related to a distribution from Ecopetrol SA.

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Israel Capped ETF	iShares MSCI Russia Capped ETF	iShares MSCI South Africa ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,758,451	$10,192,876	$11,539,661
Interest — affiliated (Note 2)	4	613	13
Securities lending income — affiliated — net (Note 2)	104,676	—	9,553

Total investment income	3,863,131	10,193,489	11,549,227

EXPENSES
Investment advisory fees (Note 2)	778,200	1,596,025	2,791,571

Total expenses	778,200	1,596,025	2,791,571

Net investment income	3,084,931	8,597,464	8,757,656

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,778,392)	(33,492,242)	(26,526,073)
In-kind redemptions — unaffiliated	10,357,264	4,468,617	25,191,811
Foreign currency transactions	(27,600)	(466,252)	(226,091)

Net realized gain (loss)	3,551,272	(29,489,877)	(1,560,353)

Net change in unrealized appreciation/depreciation on:
Investments	(10,070,580)	(57,253,799)	(101,916,291)
Translation of assets and liabilities in foreign currencies	(2,452)	(727)	(18,521)

Net change in unrealized appreciation/depreciation	(10,073,032)	(57,254,526)	(101,934,812)

Net realized and unrealized loss	(6,521,760)	(86,744,403)	(103,495,165)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,436,829)	$(78,146,939)	$(94,737,509)

[a]	Net of foreign withholding tax of $850,330, $1,605,054 and $1,932,415, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,438,889 [b]	$1,030,310
Dividends — affiliated (Note 2)	—	5,848
Interest — affiliated (Note 2)	19	6
Securities lending income — affiliated — net (Note 2)	1,426,620	3,279

Total investment income	13,865,528	1,039,443

EXPENSES
Investment advisory fees (Note 2)	2,927,726	79,043

Total expenses	2,927,726	79,043

Net investment income	10,937,802	960,400

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(25,213,091)	(1,969,621)
Investments — affiliated (Note 2)	—	(3,589)
In-kind redemptions — unaffiliated	223,582	5,143,298
In-kind redemptions — affiliated (Note 2)	—	20,981
Foreign currency transactions	(276,391)	—

Net realized gain (loss)	(25,265,900)	3,191,069

Net change in unrealized appreciation/depreciation on:
Investments	(161,937,010)	(3,583,310)
Translation of assets and liabilities in foreign currencies	905	—

Net change in unrealized appreciation/depreciation	(161,936,105)	(3,583,310)

Net realized and unrealized loss	(187,202,005)	(392,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(176,264,203)	$568,159

[a]	Net of foreign withholding tax of $1,385,926 and $244, respectively.
[b]	Includes $3,578,333 related to a special distribution from Turkcell Iletisim Hizmetleri AS.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares MSCI Brazil Capped ETF		iShares MSCI Chile Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$101,434,362	$158,393,234	$4,543,461	$5,077,041
Net realized loss	(723,367,404)	(24,456,910)	(29,660,599)	(41,001,966)
Net change in unrealized appreciation/depreciation	(2,274,062,591)	1,185,606,681	(38,551,723)	(2,259,337)

Net increase (decrease) in net assets resulting from operations	(2,895,995,633)	1,319,543,005	(63,668,861)	(38,184,262)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(96,651,627)	(151,885,117)	(4,099,138)	(4,758,168)

Total distributions to shareholders	(96,651,627)	(151,885,117)	(4,099,138)	(4,758,168)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,005,630,203	2,103,462,834	172,176,839	306,288,062
Cost of shares redeemed	(2,473,533,229)	(2,805,065,721)	(222,371,918)	(275,735,795)

Net increase (decrease) in net assets from capital share transactions	(467,903,026)	(701,602,887)	(50,195,079)	30,552,267

INCREASE (DECREASE) IN NET ASSETS	(3,460,550,286)	466,055,001	(117,963,078)	(12,390,163)

NET ASSETS
Beginning of year	5,449,685,335	4,983,630,334	352,499,453	364,889,616

End of year	$1,989,135,049	$5,449,685,335	$234,536,375	$352,499,453

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,041,915)	$(3,286,174)	$433,024	$21,583

SHARES ISSUED AND REDEEMED
Shares sold	49,050,000	45,450,000	4,200,000	6,450,000
Shares redeemed	(70,200,000)	(61,000,000)	(5,550,000)	(6,000,000)

Net increase (decrease) in shares outstanding	(21,150,000)	(15,550,000)	(1,350,000)	450,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Colombia Capped ETF		iShares MSCI Israel Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$444,783	$537,807	$3,084,931	$1,855,705
Net realized gain (loss)	(7,063,182)	(126,286)	3,551,272	10,422,925
Net change in unrealized appreciation/depreciation	(8,758,897)	2,091,159	(10,073,032)	4,245,175

Net increase (decrease) in net assets resulting from operations	(15,377,296)	2,502,680	(3,436,829)	16,523,805

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(438,777)	(523,757)	(2,707,351)	(2,015,418)
From net realized gain	—	(24,565)	—	—
Return of capital	(7,256)	(10,400)	—	—

Total distributions to shareholders	(446,033)	(558,722)	(2,707,351)	(2,015,418)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,677,734	5,263,753	155,183,874	124,975,600
Cost of shares redeemed	(6,999,421)	—	(144,400,134)	(88,548,464)

Net increase in net assets from capital share transactions	4,678,313	5,263,753	10,783,740	36,427,136

INCREASE (DECREASE) IN NET ASSETS	(11,145,016)	7,207,711	4,639,560	50,935,523

NET ASSETS
Beginning of year	25,395,672	18,187,961	121,645,308	70,709,785

End of year	$14,250,656	$25,395,672	$126,284,868	$121,645,308

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(84,898)	$—	$396,916	$(29,486)

SHARES ISSUED AND REDEEMED
Shares sold	750,000	200,000	2,900,000	2,500,000
Shares redeemed	(450,000)	—	(2,800,000)	(1,750,000)

Net increase in shares outstanding	300,000	200,000	100,000	750,000

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Russia Capped ETF		iShares MSCI South Africa ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,597,464	$9,621,213	$8,757,656	$13,130,204
Net realized gain (loss)	(29,489,877)	(22,363,897)	(1,560,353)	38,061,399
Net change in unrealized appreciation/depreciation	(57,254,526)	(21,103,770)	(101,934,812)	57,102,013

Net increase (decrease) in net assets resulting from operations	(78,146,939)	(33,846,454)	(94,737,509)	108,293,616

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,822,184)	(2,160,831)	(9,092,367)	(12,294,677)

Total distributions to shareholders	(10,822,184)	(2,160,831)	(9,092,367)	(12,294,677)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,271,226	333,077,754	193,254,026	281,249,453
Cost of shares redeemed	(100,165,085)	(317,805,980)	(303,473,517)	(337,422,079)

Net increase (decrease) in net assets from capital share transactions	10,106,141	15,271,774	(110,219,491)	(56,172,626)

INCREASE (DECREASE) IN NET ASSETS	(78,862,982)	(20,735,511)	(214,049,367)	39,826,313

NET ASSETS
Beginning of year	289,775,287	310,510,798	587,395,638	547,569,325

End of year	$210,912,305	$289,775,287	$373,346,271	$587,395,638

Undistributed net investment income included in net assets at end of year	$5,010,420	$7,650,856	$301,134	$836,307

SHARES ISSUED AND REDEEMED
Shares sold	8,450,000	16,800,000	2,900,000	4,300,000
Shares redeemed	(7,400,000)	(16,650,000)	(4,700,000)	(5,300,000)

Net increase (decrease) in shares outstanding	1,050,000	150,000	(1,800,000)	(1,000,000)

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,937,802	$8,452,557	$960,400	$2,391,477
Net realized gain (loss)	(25,265,900)	4,401,805	3,191,069	56,924,794
Net change in unrealized appreciation/depreciation	(161,936,105)	93,555,911	(3,583,310)	(29,707,398)

Net increase (decrease) in net assets resulting from operations	(176,264,203)	106,410,273	568,159	29,608,873

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,891,320)	(8,703,391)	(949,728)	(2,876,350)

Total distributions to shareholders	(10,891,320)	(8,703,391)	(949,728)	(2,876,350)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	224,563,809	364,224,026	32,136,610	48,587,993
Cost of shares redeemed	(181,550,574)	(382,640,118)	(34,514,668)	(207,759,194)

Net increase (decrease) in net assets from capital share transactions	43,013,235	(18,416,092)	(2,378,058)	(159,171,201)

INCREASE (DECREASE) IN NET ASSETS	(144,142,288)	79,290,790	(2,759,627)	(132,438,678)

NET ASSETS
Beginning of year	515,366,836	436,076,046	47,391,492	179,830,170

End of year	$371,224,548	$515,366,836	$44,631,865	$47,391,492

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(229,909)	$—	$144,655	$133,983

SHARES ISSUED AND REDEEMED
Shares sold	4,150,000	7,500,000	750,000	1,250,000
Shares redeemed	(3,700,000)	(7,150,000)	(800,000)	(5,250,000)

Net increase (decrease) in shares outstanding	450,000	350,000	(50,000)	(4,000,000)

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$53.61	$42.52	$52.61	$65.00	$68.07

Income from investment operations:
Net investment income[a]	1.00	1.56	1.59	1.73	2.24
Net realized and unrealized gain (loss)[b]	(28.87)	11.08	(10.32)	(12.64)	(1.69)

Total from investment operations	(27.87)	12.64	(8.73)	(10.91)	0.55

Less distributions from:
Net investment income	(1.03)	(1.55)	(1.36)	(0.56)	(3.62)
Return of capital	—	—	—	(0.92)	—

Total distributions	(1.03)	(1.55)	(1.36)	(1.48)	(3.62)

Net asset value, end of year	$24.71	$53.61	$42.52	$52.61	$65.00

Total return	(52.49)%	30.33%	(16.85)%	(16.79)%	0.36%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,989,135	$5,449,685	$4,983,630	$7,370,617	$11,332,121
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	2.73%	3.37%	3.02%	2.92%	3.08%
Portfolio turnover rate[c]	63%	54%	56%	7%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 were 48%, 11%, 20%, 6%, and 11%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$43.52	$47.70	$60.31	$67.11	$67.37

Income from investment operations:
Net investment income[a]	0.66	0.69	0.68	0.97	0.95
Net realized and unrealized loss[b]	(8.81)	(4.18)	(12.58)	(6.80)	(0.23)

Total from investment operations	(8.15)	(3.49)	(11.90)	(5.83)	0.72

Less distributions from:
Net investment income	(0.62)	(0.69)	(0.68)	(0.92)	(0.98)
Return of capital	—	—	(0.03)	(0.05)	(0.00)[c]

Total distributions	(0.62)	(0.69)	(0.71)	(0.97)	(0.98)

Net asset value, end of year	$34.75	$43.52	$47.70	$60.31	$67.11

Total return	(18.85)%	(7.40)%	(19.87)%	(8.68)%	0.93%

Ratios/Supplemental data:
Net assets, end of year (000s)	$234,536	$352,499	$364,890	$548,797	$708,018
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	1.64%	1.49%	1.12%	1.55%	1.30%
Portfolio turnover rate[d]	71%	91%	34%	48%	38%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 were 10%, 11%, 16%, 20%, and 12%, respectively. See Note 4.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Colombia Capped ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Jun. 18, 2013[a] to Aug. 31, 2013
Net asset value, beginning of period	$28.22	$25.98	$25.28

Income from investment operations:
Net investment income[b]	0.46 [c]	0.67	0.03
Net realized and unrealized gain (loss)[d]	(16.34)	2.24	0.67

Total from investment operations	(15.88)	2.91	0.70

Less distributions from:
Net investment income	(0.45)	(0.63)	—
Net realized gain	—	(0.03)	—
Return of capital	(0.01)	(0.01)	—

Total distributions	(0.46)	(0.67)	—

Net asset value, end of period	$11.88	$28.22	$25.98

Total return	(56.73)%	11.44%	2.77%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,251	$25,396	$18,188
Ratio of expenses to average net assets[f]	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets[f]	2.60%[c]	2.54%	0.61%
Portfolio turnover rate[g]	86%	34%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Includes a distribution from Ecopetrol SA. Excluding such distribution, the net investment income would have been $0.33 per share and 1.87% of average net assets.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014 and for the period ended August 31, 2013 were 49%, 33% and 2%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$50.69	$42.85	$37.25	$45.89	$49.41

Income from investment operations:
Net investment income[a]	1.23	0.87	0.95	1.12	1.39
Net realized and unrealized gain (loss)[b]	(0.34)	7.95	5.68	(8.66)	(3.18)

Total from investment operations	0.89	8.82	6.63	(7.54)	(1.79)

Less distributions from:
Net investment income	(1.07)	(0.98)	(1.03)	(1.07)	(1.73)
Return of capital	—	—	—	(0.03)	—

Total distributions	(1.07)	(0.98)	(1.03)	(1.10)	(1.73)

Net asset value, end of year	$50.51	$50.69	$42.85	$37.25	$45.89

Total return	1.80%	20.67%	17.82%	(16.52)%	(4.26)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$126,285	$121,645	$70,710	$68,912	$78,018
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	2.45%	1.74%	2.20%	2.75%	2.49%
Portfolio turnover rate[c]	14%	15%	14%	20%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Russia Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Nov. 9, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$18.34	$19.84	$21.15	$25.13	$25.00

Income from investment operations:
Net investment income[b]	0.47	0.63	0.62	0.50	0.45
Net realized and unrealized gain (loss)[c]	(5.63)	(2.00)	(1.35)	(4.00)	0.03

Total from investment operations	(5.16)	(1.37)	(0.73)	(3.50)	0.48

Less distributions from:
Net investment income	(0.66)	(0.13)	(0.58)	(0.48)	(0.35)

Total distributions	(0.66)	(0.13)	(0.58)	(0.48)	(0.35)

Net asset value, end of period	$12.52	$18.34	$19.84	$21.15	$25.13

Total return	(27.57)%	(7.00)%	(3.40)%	(13.75)%	1.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$210,912	$289,775	$310,511	$147,026	$111,835
Ratio of expenses to average net assets[e]	0.62%	0.62%	0.61%	0.61%	0.58%
Ratio of net investment income to average net assets[e]	3.33%	3.14%	2.87%	2.22%	1.99%
Portfolio turnover rate[f]	19%	15%	14%	16%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$70.77	$58.88	$64.65	$69.06	$58.74

Income from investment operations:
Net investment income[a]	1.28	1.57	1.32	2.10	1.65
Net realized and unrealized gain (loss)[b]	(13.24)	11.86	(5.31)	(4.41)	11.08

Total from investment operations	(11.96)	13.43	(3.99)	(2.31)	12.73

Less distributions from:
Net investment income	(1.37)	(1.54)	(1.78)	(2.10)	(2.41)

Total distributions	(1.37)	(1.54)	(1.78)	(2.10)	(2.41)

Net asset value, end of year	$57.44	$70.77	$58.88	$64.65	$69.06

Total return	(17.07)%	23.13%	(6.35)%	(3.17)%	21.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$373,346	$587,396	$547,569	$471,922	$504,102
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	1.94%	2.40%	2.08%	3.26%	2.38%
Portfolio turnover rate[c]	9%	6%	5%	4%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$55.72	$49.00	$56.13	$47.73	$60.81

Income from investment operations:
Net investment income[a]	1.13 [b]	0.85	1.07	0.86	0.84
Net realized and unrealized gain (loss)[c]	(17.49)	6.75	(7.08)	8.70	(12.59)

Total from investment operations	(16.36)	7.60	(6.01)	9.56	(11.75)

Less distributions from:
Net investment income	(1.09)	(0.88)	(1.12)	(1.16)	(1.33)

Total distributions	(1.09)	(0.88)	(1.12)	(1.16)	(1.33)

Net asset value, end of year	$38.27	$55.72	$49.00	$56.13	$47.73

Total return	(29.69)%	15.52%	(11.05)%	20.37%	(19.74)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$371,225	$515,367	$436,076	$561,284	$448,677
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	2.31%[b]	1.64%	1.67%	1.75%	1.30%
Portfolio turnover rate[d]	6%	8%	9%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from Turkcell Iletisim Hizmetleri AS. Excluding such special distribution, the net investment income would have been $0.76 per share and 1.55% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$43.08	$35.26	$30.31	$26.17	$22.44

Income from investment operations:
Net investment income[a]	0.80	0.71	0.69	0.59	0.51
Net realized and unrealized gain (loss)[b]	(0.57)	8.01	4.96	3.94	3.73

Total from investment operations	0.23	8.72	5.65	4.53	4.24

Less distributions from:
Net investment income	(0.80)	(0.90)	(0.70)	(0.39)	(0.51)

Total distributions	(0.80)	(0.90)	(0.70)	(0.39)	(0.51)

Net asset value, end of year	$42.51	$43.08	$35.26	$30.31	$26.17

Total return	0.48%	24.98%	18.85%	17.44%	18.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$44,632	$47,391	$179,830	$145,470	$5,233
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	1.82%	1.82%	2.10%	2.04%	1.90%
Portfolio turnover rate[c]	39%	6%	5%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil Capped	Non-diversified
MSCI Chile Capped	Non-diversified
MSCI Colombia Capped	Non-diversified
MSCI Israel Capped	Non-diversified

iShares ETF	Diversification Classification
MSCI Russia Capped	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted[a]	Diversified

[a]	Formerly the iShares MSCI USA ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

FUND REORGANIZATION

On January 26, 2015, the iShares MSCI Russia Capped ETF, a series of iShares, Inc. (the “Successor Fund”), acquired all the net assets of the iShares MSCI Russia Capped ETF, which operated as a series of iShares MSCI Russia Capped ETF, Inc. (the “Predecessor Fund”), pursuant to a plan of reorganization approved by the shareholders of the Predecessor Fund on January 16, 2015 (the “Reorganization”). The U.S. Securities and Exchange Commission (“SEC”) staff expressed the view that, as a result of the Predecessor Fund being a series of iShares MSCI Russia Capped ETF Inc., the Predecessor Fund was not covered by the iShares exemptive relief that permits various iShares funds to operate as exchange-traded funds. The purpose of the Reorganization was to address the SEC staff’s concerns on a going forward basis. The Successor Fund has the same investment objective, investment strategy, index methodology, risks, policies and expenses as the Predecessor Fund.

Each shareholder of the Predecessor Fund received shares of the Successor Fund in an amount equal to the aggregate net asset value of such shareholder’s Predecessor Fund shares, as determined before market open of business on January 26, 2015. The Reorganization was accomplished by a tax-free exchange of 19,900,000 shares of the Successor Fund for 19,900,000 shares of the Predecessor Fund at a conversion rate of 1.0.

The Predecessor Fund’s fair value and cost of investments prior to the Reorganization was $246,211,923 and $398,080,360, respectively. Prior to the Reorganization, the Successor Fund had not yet commenced operations and had no assets or liabilities. As a result of the Reorganization, the Successor Fund assumed the performance and accounting history of the Predecessor Fund. The aggregate net assets of the Successor Fund immediately after the Reorganization amounted to $246,588,913.

Since this was a non-taxable merger, for financial reporting purposes, assets received and shares issued by the Successor Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward. The Successor Fund retained, without limitation, all the loss carryforwards of the Predecessor Fund.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Brazil Capped
Investments:
Assets:
Common Stocks	$1,299,593,204	$—	$—	$1,299,593,204
Preferred Stocks	678,331,552	—	—	678,331,552
Money Market Funds	2,312,655	—	—	2,312,655

Total	$1,980,237,411	$—	$—	$1,980,237,411

MSCI Chile Capped
Investments:
Assets:
Common Stocks	$218,537,353	$—	$—	$218,537,353
Preferred Stocks	15,327,849	—	—	15,327,849
Money Market Funds	478,553	—	—	478,553

Total	$234,343,755	$—	$—	$234,343,755

MSCI Colombia Capped
Investments:
Assets:
Common Stocks	$10,465,213	$—	$—	$10,465,213
Preferred Stocks	3,763,292	—	—	3,763,292
Money Market Funds	19,541	—	—	19,541

Total	$14,248,046	$—	$—	$14,248,046

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Israel Capped
Investments:
Assets:
Common Stocks	$125,749,450	$—	$—	$125,749,450
Money Market Funds	4,352,471	—	—	4,352,471

Total	$130,101,921	$—	$—	$130,101,921

MSCI Russia Capped
Investments:
Assets:
Common Stocks	$196,829,540	$—	$—	$196,829,540
Preferred Stocks	14,771,228	—	—	14,771,228
Money Market Funds	313,635	—	—	313,635

Total	$211,914,403	$—	$—	$211,914,403

MSCI South Africa
Investments:
Assets:
Common Stocks	$372,194,192	$—	$1,980	$372,196,172
Money Market Funds	988,488	—	—	988,488

Total	$373,182,680	$—	$1,980	$373,184,660

MSCI Turkey
Investments:
Assets:
Common Stocks	$370,773,367	$—	$—	$370,773,367
Money Market Funds	61,025,313	—	—	61,025,313

Total	$431,798,680	$—	$—	$431,798,680

MSCI USA Equal Weighted
Investments:
Assets:
Common Stocks	$44,462,722	$—	$—	$44,462,722
Money Market Funds	758,557	—	—	758,557

Total	$45,221,279	$—	$—	$45,221,279

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Israel Capped	$4,047,917	$4,047,917	$—
MSCI South Africa	877,856	877,856	—
MSCI Turkey	57,691,030	57,691,030	—
MSCI USA Equal Weighted	590,425	590,425	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Israel Capped, iShares MSCI Russia Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia Capped	0.61%
MSCI USA Equal Weighted	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Colombia Capped, iShares MSCI Israel Capped, iShares Russia Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

Prior to January 1, 2015, the Group 1 Fund retained 70% of securities lending income and each Group 2 Fund retained 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, the Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and each Group 2 Fund retained 80% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Colombia Capped	$1,220
MSCI Israel Capped	27,932
MSCI South Africa	3,110
MSCI Turkey	399,698
MSCI USA Equal Weighted	1,560

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI USA Equal Weighted
BlackRock Inc.	338	225	(337)	226	$68,358	$3,058	$5,252
PNC Financial Services Group Inc. (The)	1,343	926	(1,493)	776	70,709	2,790	12,140

					$139,067	$5,848	$17,392

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil Capped	$2,352,284,666	$2,817,862,121
MSCI Chile Capped	199,991,925	249,623,276
MSCI Colombia Capped	19,706,159	15,128,559
MSCI Israel Capped	19,080,782	17,696,508
MSCI Russia Capped	59,165,287	48,624,677
MSCI South Africa	39,669,933	39,909,493
MSCI Turkey	29,145,325	29,684,653
MSCI USA Equal Weighted	20,797,298	20,599,587

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Colombia Capped	$950,697	$466,142
MSCI Israel Capped	153,612,682	144,062,182
MSCI Russia Capped	80,047,954	82,061,190
MSCI South Africa	192,826,938	302,469,725
MSCI Turkey	224,252,540	180,980,620
MSCI USA Equal Weighted	32,011,446	34,292,007

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund, except for the iShares MSCI USA Equal Weighted ETF, each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except for the iShares MSCI USA Equal Weighted ETF, each invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI Russia Capped ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Brazil Capped	$—	$(4,538,476)	$4,538,476
MSCI Chile Capped	—	(32,882)	32,882
MSCI Colombia Capped	(20,786)	(90,904)	111,690
MSCI Israel Capped	7,527,678	48,822	(7,576,500)
MSCI Russia Capped	(4,903,001)	(415,716)	5,318,717
MSCI South Africa	13,193,993	(200,462)	(12,993,531)
MSCI Turkey	(13,519,010)	(276,391)	13,795,401
MSCI USA Equal Weighted	5,044,802	—	(5,044,802)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Brazil Capped
Ordinary income	$96,651,627	$151,885,117

MSCI Chile Capped
Ordinary income	$4,099,138	$4,758,168

MSCI Colombia Capped
Ordinary income	$438,777	$548,322
Return of Capital	7,256	10,400

	$446,033	$558,722

MSCI Israel Capped
Ordinary income	$2,707,351	$2,015,418

MSCI Russia Capped
Ordinary income	$10,822,184	$2,160,831

MSCI South Africa
Ordinary income	$9,092,367	$12,294,677

MSCI Turkey
Ordinary income	$10,891,320	$8,703,391

MSCI USA Equal Weighted
Ordinary income	$949,728	$2,876,350

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Brazil Capped	$683,072	$(1,251,329,016)	$(564,687,744)	$(704,944,670)	$(2,520,278,358)
MSCI Chile Capped	433,024	(104,872,743)	(23,992,090)	(45,652,241)	(174,084,050)
MSCI Colombia Capped	—	(67,112)	(10,845,258)	(2,576,135)	(13,488,505)
MSCI Israel Capped	397,261	(33,335,594)	(27,801,403)	(4,383,576)	(65,123,312)
MSCI Russia Capped	5,028,663	(20,431,060)	(140,031,505)	(21,321,410)	(176,755,312)
MSCI South Africa	1,801,926	(70,652,777)	(139,232,676)	(17,163,507)	(225,247,034)
MSCI Turkey	—	(40,436,025)	(259,310,083)	(13,939,161)	(313,685,269)
MSCI USA Equal Weighted	144,655	(169,304)	(313,537)	(1,408,215)	(1,746,401)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Brazil Capped	$1,053,102,706	$—	$—	$198,226,310	$—	$1,251,329,016
MSCI Chile Capped	90,296,781	—	1,886,881	11,712,090	976,991	104,872,743
MSCI Colombia Capped	67,112	—	—	—	—	67,112
MSCI Israel Capped	14,619,675	—	784,479	10,801,191	7,130,249	33,335,594
MSCI Russia Capped	20,431,060	—	—	—	—	20,431,060
MSCI South Africa	33,347,782	972,024	15,339,464	14,856,365	6,137,142	70,652,777
MSCI Turkey	29,873,468	—	720,636	5,982,737	3,859,184	40,436,025
MSCI USA Equal Weighted	169,304	—	—	—	—	169,304

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil Capped	$2,544,185,775	$486,403,770	$(1,050,352,134)	$(563,948,364)
MSCI Chile Capped	258,335,949	25,817,520	(49,809,714)	(23,992,194)
MSCI Colombia Capped	25,092,512	—	(10,844,466)	(10,844,466)
MSCI Israel Capped	157,898,790	50,182	(27,847,051)	(27,796,869)
MSCI Russia Capped	351,937,938	502,273	(140,525,808)	(140,023,535)
MSCI South Africa	512,403,874	10,940,288	(150,159,502)	(139,219,214)
MSCI Turkey	691,103,940	474,284	(259,779,544)	(259,305,260)
MSCI USA Equal Weighted	45,534,816	1,655,361	(1,968,898)	(313,537)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI Colombia Capped ETF, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

On September 17, 2015, the Board amended the terms of the credit agreement as follows: (i) increased the maximum borrowing amount to $250 million; (ii) increased the commitment fee to 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed; and (iii) extended the expiration date to October 28, 2016. These changes are expected to be effective on or around October 28, 2015.

The Fund did not borrow under the credit agreement during the year ended August 31, 2015.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Brazil Capped ETF, iShares MSCI Chile Capped ETF, iShares MSCI Colombia Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Chile Capped	$34,593
MSCI Colombia Capped	37,567
MSCI Israel Capped	4,129,003
MSCI Russia Capped	10,461,428

iShares ETF	Qualified Dividend Income
MSCI South Africa	$13,273,111
MSCI Turkey	13,532,038
MSCI USA Equal Weighted	1,015,286

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI USA Equal Weighted ETF during the fiscal year ended August 31, 2015 that qualified for the dividends-received deduction was 100.00%.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Capped	$133,780,946	$9,409,746
MSCI Chile Capped	7,859,971	1,608,540
MSCI Colombia Capped	549,103	4,343
MSCI Israel Capped	4,608,781	849,959

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Russia Capped	$11,797,930	$1,604,177
MSCI South Africa	13,472,076	1,931,403
MSCI Turkey	13,824,815	1,385,436

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® , INC.

I. iShares MSCI Brazil Capped ETF and iShares MSCI Chile Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	83

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Colombia Capped ETF and iShares MSCI USA Equal Weighted ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for iShares MSCI USA Equal Weighted ETF were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group and the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for iShares MSCI Colombia Capped ETF were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

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affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory

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services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Israel Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the

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limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited

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instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Capped	$1.029425	$—	$—	$1.029425	100%	—%	—%	100%
MSCI Chile Capped	0.621475	—	—	0.621475	100	—	—	100
MSCI Colombia Capped	0.456867	—	—	0.456867	100	—	—	100
MSCI Israel Capped	1.047968	—	0.022693	1.070661	98	—	2	100
MSCI Russia Capped	0.659175	—	—	0.659175	100	—	—	100
MSCI South Africa	1.374115	—	—	1.374115	100	—	—	100
MSCI USA Equal Weighted	0.796632	—	0.006688	0.803320	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	26	1.88
Greater than 1.5% and Less than 2.0%	60	4.34
Greater than 1.0% and Less than 1.5%	88	6.37
Greater than 0.5% and Less than 1.0%	162	11.73
Between 0.5% and –0.5%	862	62.38
Less than –0.5% and Greater than –1.0%	132	9.55
Less than –1.0% and Greater than –1.5%	36	2.60
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	2	0.14

	1,382	100.00%

Shares MSCI Chile Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	15	1.09
Greater than 0.5% and Less than 1.0%	154	11.15
Between 0.5% and –0.5%	921	66.64
Less than –0.5% and Greater than –1.0%	235	17.01
Less than –1.0% and Greater than –1.5%	30	2.17
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Colombia Capped ETF

Period Covered: June 18, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.19%
Greater than 3.0% and Less than 3.5%	1	0.19
Greater than 2.5% and Less than 3.0%	1	0.19
Greater than 2.0% and Less than 2.5%	11	2.14
Greater than 1.5% and Less than 2.0%	25	4.88
Greater than 1.0% and Less than 1.5%	65	12.68
Greater than 0.5% and Less than 1.0%	147	28.66
Between 0.5% and –0.5%	246	47.96
Less than –0.5% and Greater than –1.0%	15	2.92
Less than –1.0% and Greater than –1.5%	1	0.19

	513	100.00%

iShares MSCI Israel Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	186	13.46
Between 0.5% and –0.5%	793	57.38
Less than –0.5% and Greater than –1.0%	189	13.67
Less than –1.0% and Greater than –1.5%	70	5.07
Less than –1.5% and Greater than –2.0%	35	2.53
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	2	0.14

	1,382	100.00%

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Russia Capped ETF

Period Covered: November 9, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	4	0.34%
Greater than 4.5% and Less than 5.0%	1	0.09
Greater than 4.0% and Less than 4.5%	3	0.26
Greater than 3.5% and Less than 4.0%	5	0.43
Greater than 3.0% and Less than 3.5%	6	0.51
Greater than 2.5% and Less than 3.0%	8	0.69
Greater than 2.0% and Less than 2.5%	15	1.29
Greater than 1.5% and Less than 2.0%	32	2.74
Greater than 1.0% and Less than 1.5%	76	6.51
Greater than 0.5% and Less than 1.0%	207	17.73
Between 0.5% and –0.5%	572	49.00
Less than –0.5% and Greater than –1.0%	120	10.28
Less than –1.0% and Greater than –1.5%	60	5.14
Less than –1.5% and Greater than –2.0%	28	2.40
Less than –2.0% and Greater than –2.5%	10	0.86
Less than –2.5% and Greater than –3.0%	6	0.51
Less than –3.0% and Greater than –3.5%	8	0.69
Less than –3.5% and Greater than –4.0%	1	0.09
Less than –4.0% and Greater than –4.5%	2	0.17
Less than –4.5% and Greater than –5.0%	1	0.09
Less than –5.0% and Greater than –5.5%	1	0.09
Less than –5.5%	1	0.09

	1,167	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	2	0.14%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	29	2.10
Greater than 1.0% and Less than 1.5%	105	7.60
Greater than 0.5% and Less than 1.0%	261	18.89
Between 0.5% and –0.5%	648	46.88
Less than –0.5% and Greater than –1.0%	173	12.52
Less than –1.0% and Greater than –1.5%	67	4.85
Less than –1.5% and Greater than –2.0%	40	2.89
Less than –2.0% and Greater than –2.5%	21	1.52
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI Turkey ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	34	2.46
Greater than 1.0% and Less than 1.5%	90	6.51
Greater than 0.5% and Less than 1.0%	244	17.67
Between 0.5% and –0.5%	696	50.37
Less than –0.5% and Greater than –1.0%	153	11.07
Less than –1.0% and Greater than –1.5%	76	5.50
Less than –1.5% and Greater than –2.0%	29	2.10
Less than –2.0% and Greater than –2.5%	18	1.30
Less than –2.5% and Greater than –3.0%	9	0.65
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07

	1,382	100.00%

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI USA Equal Weighted ETF

Period Covered: May 5, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	7	0.54
Between 0.5% and –0.5%	1,274	98.15
Less than –0.5% and Greater than –1.0%	13	1.00

	1,298	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Brazil Capped ETF and iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2014 was USD 682.8 thousand. This figure is comprised of fixed remuneration of USD 275.9 thousand and variable remuneration of USD 406.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 94.5 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 17.5 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2014 was USD 10.5 thousand. This figure is comprised of fixed remuneration of USD 4.3 thousand and variable remuneration of USD 6.3 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 1.5 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.3 thousand.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-84-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | NYSE Arca
➢	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(10.01)%	(10.02)%	(9.41)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$881.60	$0.05	$1,000.00	$1,025.20	$0.05	0.01%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF. For the period from September 23, 2014 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -10.01%, net of fees, while the total return for the Index was -9.41%.

As represented by the Index, currency-hedged emerging market equities had negative returns for the reporting period. Many key emerging market currencies depreciated relative to the U.S. dollar during the reporting period, which had a meaningful negative impact on international equity returns. However, the Index’s implementation of foreign currency hedging helped offset the impact of currency fluctuations, resulting in an Index return close to that of emerging market equity returns measured in local currencies.

The Index declined amid volatility caused largely by events in China, including signs of economic weakness, a precipitous drop in the country’s stock market, and an unanticipated devaluation of the Chinese yuan. In addition, South Korea’s economy grew at its slowest annual rate in almost two years during the second quarter of 2015 as personal consumption expenditures declined. It was a similar story for Taiwan, whose economy expanded by just 0.5% for the 12 months ended June 2015 as manufacturing activity shrank. China, South Korea, and Taiwan together accounted for more than half of the Index on average during the reporting period.

Slower Chinese economic growth also weighed on commodity prices, which hurt many export-oriented, resource-rich emerging economies. Russia was a prime example — fossil fuels account for more than half the country’s exports. In addition, Russia was subject to economic sanctions because of its role in the ongoing conflict in Ukraine. Brazil was the leading detractor in the Index for the reporting period as its economy contracted on a year-over-year basis for the fifth straight quarter. No country produced a meaningful positive contribution to Index performance during the period.

ALLOCATION BY SECTOR1 As of 8/31/15

Sector	Percentage of Total Investments [2]
Financials	28.70%
Information Technology	17.45
Consumer Discretionary	9.36
Consumer Staples	8.75
Energy	8.02
Telecommunication Services	7.49
Industrials	7.22
Materials	6.72
Utilities	3.35
Health Care	2.94

TOTAL	100.00%

TEN LARGEST COUNTRIES1 As of 8/31/15

Country	Percentage of Total Investments [2]
China	23.29%
South Korea	14.69
Taiwan	12.49
India	8.55
South Africa	8.16
Brazil	6.71
Mexico	4.81
Russia	3.90
Malaysia	3.14
Indonesia	2.40

TOTAL	88.14%

[1]	Reflects the portfolio allocation and ten largest countries of the iShares MSCI Emerging Markets ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(23.46)%	(23.34)%	(22.95)%	(23.46)%	(23.34)%	(22.95)%
5 Years	(1.51)%	(1.44)%	(0.92)%	(7.33)%	(6.98)%	(4.51)%
10 Years	4.57%	4.53%	5.52%	56.29%	55.81%	71.14%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$837.40	$3.20	$1,000.00	$1,021.70	$3.52	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -23.46%, net of fees, while the total return for the Index was -22.95%.

As represented by the Index, emerging markets stocks declined sharply for the reporting period. One factor behind this decline was the depreciation of many emerging market currencies against the U.S. dollar. For the reporting period, the Taiwanese dollar depreciated 8%, the South Korean won depreciated 14%, and the Brazilian real depreciated 38% against the U.S. dollar. These three countries comprised approximately 36% of the Index on average during the reporting period. The stronger dollar had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -9.53% for the reporting period.

The Index experienced substantial volatility during the reporting period as geopolitical conflicts, global economic weakness, and declining demand for commodities (a primary driver of growth in many emerging economies) buffeted emerging markets. Events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected devaluation of the Chinese yuan — put additional downward pressure on emerging markets stocks.

In U.S. dollars, Brazil had the most significant negative impact on the Index’s performance for the reporting period. Brazil’s economy remained in recession throughout the reporting period, domestic inflation accelerated, and several government officials faced corruption allegations. South Korea also detracted meaningfully from the Index’s performance as declining exports and an outbreak of Middle East Respiratory Syndrome led to weaker economic output.

The only country that contributed to the Index’s return was Hungary, a relatively small component of the Index. The Hungarian stock market benefited from economic and tax reforms that led to an improving economy.

ALLOCATION BY SECTOR As of 8/31/15

Sector	Percentage of Total Investments*
Financials	28.70%
Information Technology	17.45
Consumer Discretionary	9.36
Consumer Staples	8.75
Energy	8.02
Telecommunication Services	7.49
Industrials	7.22
Materials	6.72
Utilities	3.35
Health Care	2.94

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 8/31/15

Country	Percentage of Total Investments*
China	23.29%
South Korea	14.69
Taiwan	12.49
India	8.55
South Africa	8.16
Brazil	6.71
Mexico	4.81
Russia	3.90
Malaysia	3.14
Indonesia	2.40

TOTAL	88.14%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.72%

EXCHANGE-TRADED FUNDS — 99.72%
iShares MSCI Emerging Markets ETF[a]	6,243,211	$211,270,260

TOTAL INVESTMENT COMPANIES
(Cost: $245,221,518)		211,270,260

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	108,774	108,774

		108,774

TOTAL SHORT-TERM INVESTMENTS
(Cost: $108,774)		108,774

TOTAL INVESTMENTS IN SECURITIES — 99.77%
(Cost: $245,330,292)		211,379,034
Other Assets, Less Liabilities — 0.23%		485,871

NET ASSETS — 100.00%		$211,864,905

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
EUR	185,000	USD	201,613	09/04/2015	BNP	$5,991
EUR	1,000	USD	1,087	09/04/2015	CITI	35
EUR	271,000	USD	296,293	09/04/2015	MS	7,818
HKD	20,362,000	USD	2,626,518	09/04/2015	BBP	802
HKD	16,765,000	USD	2,162,208	09/04/2015	BNP	989
HKD	109,000	USD	14,060	09/04/2015	CITI	4
HKD	3,002,000	USD	387,249	09/04/2015	HSBC	101
HKD	20,998,000	USD	2,707,567	09/04/2015	MS	1,816
MXN	234,563,000	USD	14,011,848	09/04/2015	MS	25,273
RUB	404,754,000	USD	6,123,359	09/04/2015	JPM	176,171
RUB	4,171,000	USD	64,652	09/04/2015	MS	265
TRY	8,993,000	USD	3,079,305	09/04/2015	HSBC	7,967
USD	3,659,249	BRL	12,835,000	09/04/2015	BOA	122,970
USD	88,262	BRL	314,000	09/04/2015	GS	1,749
USD	13,547,123	BRL	46,342,000	09/04/2015	JPM	779,049
USD	1,267,521	EUR	1,115,000	09/04/2015	BOA	16,288
USD	31,262	EUR	27,000	09/04/2015	JPM	963
USD	4,639,449	INR	306,395,000	09/04/2015	BOA	29,678
USD	15,504,879	INR	999,083,000	09/04/2015	JPM	473,486
USD	42,929	INR	2,764,000	09/04/2015	UBS	1,344
USD	626,866	KRW	729,703,000	09/04/2015	JPM	9,887
USD	33,319,945	KRW	39,153,601,000	09/04/2015	RBS	214,797
USD	265,467	MXN	4,263,000	09/04/2015	BBP	10,353

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	11,761,957	MXN	192,940,000	09/04/2015	SCB	$215,711
USD	5,525,719	RUB	332,878,000	09/04/2015	JPM	344,857
USD	20,583	RUB	1,282,000	09/04/2015	UBS	630
USD	2,727,108	TRY	7,644,000	09/04/2015	BNP	102,944
USD	715	TRY	2,000	09/04/2015	CITI	28
USD	34,259,187	TWD	1,082,419,000	09/04/2015	RBC	971,545
USD	304,951	TWD	9,670,000	09/04/2015	UBS	7,569
USD	4,274,625	ZAR	55,537,000	09/04/2015	BOA	87,783
USD	316,859	ZAR	4,020,000	09/04/2015	BBP	13,798
USD	103,868	ZAR	1,368,000	09/04/2015	GS	737
USD	14,603,620	ZAR	186,140,000	09/04/2015	RBC	570,833
EUR	207,000	USD	232,049	10/05/2015	BBP	349
EUR	22,000	USD	24,689	10/05/2015	BNP	10
HKD	10,984,000	USD	1,417,229	10/05/2015	HSBC	15
INR	23,649,000	USD	354,013	10/05/2015	JPM	93
KRW	1,009,459,000	USD	852,512	10/05/2015	JPM	220
RUB	2,174,000	USD	33,456	10/05/2015	JPM	40
TWD	55,677,000	USD	1,713,297	10/05/2015	JPM	446
USD	15,095,256	BRL	54,345,000	10/05/2015	BNP	282,908
USD	73,043	BRL	265,000	10/05/2015	CITI	814
USD	5,152,712	EUR	4,589,000	10/05/2015	GS	662
USD	88,012	INR	5,874,000	10/05/2015	CITI	58
USD	18,091,050	INR	1,204,683,000	10/05/2015	JPM	52,823
USD	190,850	KRW	225,585,000	10/05/2015	CITI	289
USD	40,005,604	KRW	47,186,610,000	10/05/2015	JPM	145,109
USD	182,386	TWD	5,902,000	10/05/2015	CITI	722
USD	39,242,391	TWD	1,267,942,000	10/05/2015	JPM	215,039
USD	16,939,640	ZAR	225,379,000	10/05/2015	BBP	40,470
ZAR	157,000	USD	11,759	10/05/2015	HSBC	13

						4,944,311

BRL	56,237,000	USD	15,799,991	09/04/2015	BNP	(305,662)
BRL	14,000	USD	3,968	09/04/2015	CITI	(111)
BRL	2,755,000	USD	786,934	09/04/2015	MS	(27,880)
BRL	485,000	USD	140,172	09/04/2015	UBS	(6,545)
EUR	4,589,000	USD	5,150,348	09/04/2015	GS	(655)
HKD	411,753,000	USD	53,128,802	09/04/2015	HSBC	(98)
INR	49,339,000	USD	769,959	09/04/2015	BNP	(27,645)
INR	320,000	USD	4,997	09/04/2015	CITI	(183)
INR	1,204,683,000	USD	18,205,879	09/04/2015	JPM	(81,195)
INR	61,524,000	USD	957,967	09/04/2015	MS	(32,327)
KRW	1,919,378,000	USD	1,640,941	09/04/2015	BNP	(18,069)
KRW	12,484,000	USD	10,614	09/04/2015	CITI	(59)
KRW	47,186,610,000	USD	40,056,545	09/04/2015	JPM	(159,328)
KRW	2,386,927,000	USD	2,037,176	09/04/2015	MS	(18,982)
KRW	156,588,000	USD	134,186	09/04/2015	UBS	(1,788)
MXN	9,584,000	USD	588,091	09/04/2015	BNP	(14,548)
MXN	63,000	USD	3,842	09/04/2015	CITI	(72)
MXN	607,000	USD	37,532	09/04/2015	HSBC	(1,206)
MXN	11,974,000	USD	734,460	09/04/2015	MS	(17,892)
RUB	16,558,000	USD	259,853	09/04/2015	BNP	(2,147)
RUB	108,000	USD	1,686	09/04/2015	CITI	(5)
RUB	16,558,000	USD	259,864	09/04/2015	MS	(2,158)
TRY	89,000	USD	31,921	09/04/2015	BBP	(1,368)
TRY	368,000	USD	131,244	09/04/2015	BNP	(4,911)
TRY	2,000	USD	711	09/04/2015	CITI	(24)
TRY	458,000	USD	163,383	09/04/2015	MS	(6,153)
TWD	51,960,000	USD	1,640,426	09/04/2015	BNP	(42,500)
TWD	336,000	USD	10,601	09/04/2015	CITI	(268)
TWD	1,283,988,000	USD	39,741,981	09/04/2015	JPM	(255,487)
TWD	64,424,000	USD	2,025,302	09/04/2015	MS	(44,071)
USD	4,281,178	EUR	3,904,000	09/04/2015	BBP	(99,820)
USD	12,893,381	HKD	99,954,000	09/04/2015	BOA	(3,736)

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2015

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	315,228	HKD	2,445,000	09/04/2015	HSBC	$(251)
USD	47,805,617	HKD	370,590,000	09/04/2015	RBC	(11,805)
USD	113,368	INR	7,624,000	09/04/2015	HSBC	(1,336)
USD	9,626,644	KRW	11,497,601,000	09/04/2015	BOA	(94,807)
USD	235,807	KRW	281,082,000	09/04/2015	HSBC	(1,853)
USD	3,420,708	MXN	58,164,000	09/04/2015	BOA	(60,042)
USD	83,426	MXN	1,424,000	09/04/2015	HSBC	(1,791)
USD	1,517,923	RUB	105,400,000	09/04/2015	BOA	(122,507)
USD	36,547	RUB	2,589,000	09/04/2015	HSBC	(3,747)
USD	754,331	TRY	2,210,000	09/04/2015	BOA	(4,357)
USD	18,335	TRY	54,000	09/04/2015	UBS	(203)
USD	9,224,640	TWD	301,300,000	09/04/2015	BOA	(41,241)
USD	223,140	TWD	7,319,000	09/04/2015	HSBC	(1,941)
ZAR	225,379,000	USD	17,031,944	09/04/2015	BBP	(40,995)
ZAR	9,242,000	USD	722,332	09/04/2015	BNP	(25,593)
ZAR	61,000	USD	4,743	09/04/2015	CITI	(145)
ZAR	842,000	USD	66,088	09/04/2015	HSBC	(2,611)
ZAR	11,541,000	USD	901,309	09/04/2015	MS	(31,252)
BRL	1,745,000	USD	476,175	10/05/2015	BNP	(555)
BRL	262,000	USD	71,473	10/05/2015	JPM	(62)
EUR	42,000	USD	47,210	10/05/2015	HSBC	(57)
HKD	1,904,000	USD	245,676	10/05/2015	BNP	(7)
HKD	18,829,000	USD	2,429,570	10/05/2015	JPM	(103)
KRW	230,461,000	USD	194,753	10/05/2015	JPM	(73)
MXN	1,174,000	USD	70,120	10/05/2015	BNP	(24)
MXN	4,526,000	USD	270,239	10/05/2015	HSBC	(7)
RUB	1,374,000	USD	21,175	10/05/2015	JPM	(5)
TRY	45,000	USD	15,319	10/05/2015	BNP	(14)
TRY	218,000	USD	74,208	10/05/2015	HSBC	(67)
TWD	6,043,000	USD	186,030	10/05/2015	JPM	(26)
USD	23,504	EUR	21,000	10/05/2015	BNP	(72)
USD	247,701	HKD	1,920,000	10/05/2015	BNP	(33)
USD	53,124,484	HKD	411,753,000	10/05/2015	HSBC	(3,171)
USD	44,720	KRW	52,964,000	10/05/2015	JPM	(21)
USD	69,752	MXN	1,172,000	10/05/2015	BNP	(224)
USD	321,902	MXN	5,415,000	10/05/2015	JPM	(1,409)
USD	13,979,907	MXN	234,563,000	10/05/2015	MS	(25,052)
USD	31,932	RUB	2,137,000	10/05/2015	CITI	(995)
USD	6,544,809	RUB	437,451,000	10/05/2015	JPM	(195,387)
USD	15,208	TRY	45,000	10/05/2015	BNP	(96)
USD	3,050,453	TRY	8,993,000	10/05/2015	HSBC	(8,035)
USD	56,778	TRY	167,000	10/05/2015	JPM	(18)
USD	83,518	ZAR	1,119,000	10/05/2015	BNP	(386)
USD	273,287	ZAR	3,646,000	10/05/2015	JPM	(94)
ZAR	1,141,000	USD	85,563	10/05/2015	BNP	(10)

						(1,859,373)

	Net Unrealized Appreciation					$3,084,938

Counterparties:

BBP — Barclays Bank PLC Wholesale

BNP — BNP Paribas SA

BOA — Bank of America N.A

CITI — Citibank N.A. London

GS — Goldman Sachs Group Inc.

HSBC — HSBC Bank PLC

JPM — J.P. Morgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

RBC — Royal Bank of Canada

RBS — Royal Bank of Scotland PLC

SCB — Standard Chartered Bank, London

UBS — UBS AG London

Currency abbreviations:

BRL — Brazilian Real

EUR — Euro

HKD — Hong Kong Dollar

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican Peso

RUB — New Russian Ruble

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 96.04%

BRAZIL — 4.35%
Ambev SA	28,944,615	$151,706,418
B2W Cia. Digital[a]	680,500	2,914,627
Banco Bradesco SA	4,792,008	33,115,476
Banco do Brasil SA	5,273,074	25,813,415
Banco Santander Brasil SA Units	2,408,800	9,543,272
BB Seguridade Participacoes SA	4,342,400	34,217,003
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	10,677,000	31,600,813
BR Malls Participacoes SA	2,735,300	8,411,108
BRF SA	4,021,685	76,762,315
CCR SA	5,378,500	21,973,253
CETIP SA – Mercados Organizados	1,379,429	12,392,042
Cia. de Saneamento Basico do Estado de Sao Paulo	2,183,624	9,430,546
Cia. Siderurgica Nacional SA	3,958,828	3,804,214
Cielo SA	5,247,248	55,249,354
Cosan SA Industria e Comercio	724,700	3,611,313
CPFL Energia SA	1,375,568	5,929,417
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,590,300	3,667,656
Duratex SA	2,012,255	3,033,092
EcoRodovias Infraestrutura e Logistica SA	1,156,300	2,219,105
EDP – Energias do Brasil SA	1,649,500	5,076,778
Embraer SA	4,136,600	26,098,996
Equatorial Energia SA	680,800	6,607,531
Estacio Participacoes SA	1,776,400	6,081,875
Fibria Celulose SA	1,592,261	22,391,546
Hypermarcas SAa	2,197,800	9,938,298
JBS SA	4,573,565	17,768,123
Klabin SA Units	3,314,400	18,436,336
Kroton Educacional SA	8,465,880	20,175,397
Localiza Rent A Car SA	863,289	5,311,636
Lojas Americanas SA	828,775	2,832,933
Lojas Renner SA	824,900	22,312,897
M. Dias Branco SA	161,700	2,810,244
Multiplan Empreendimentos Imobiliarios SA	524,000	5,924,448

Security	Shares	Value
Natura Cosmeticos SA	1,080,600	$7,028,461
Odontoprev SA	1,907,600	5,122,199
Petroleo Brasileiro SAa	18,743,274	54,651,265
Porto Seguro SA	775,700	7,087,733
Qualicorp SA	1,327,000	6,219,202
Raia Drogasil SA	1,324,900	14,441,219
Souza Cruz SA	2,395,100	17,452,386
Sul America SA	993,265	4,772,363
TIM Participacoes SA	5,135,076	12,406,800
TOTVS SA	822,600	7,159,426
Tractebel Energia SA	1,066,400	9,820,044
Transmissora Alianca de Energia Eletrica SA Units	416,400	2,115,011
Ultrapar Participacoes SA	2,246,300	39,144,117
Vale SA	8,248,948	40,585,119
Via Varejo SA	509,100	951,876
WEG SA	3,625,720	16,673,982

		912,792,680
CHILE — 1.24%
AES Gener SA	16,610,669	8,356,413
Aguas Andinas SA Series A	15,839,721	8,210,733
Banco de Chile	149,550,750	15,458,558
Banco de Credito e Inversiones	228,928	10,001,802
Banco Santander Chile	427,064,600	20,647,909
Cencosud SA	7,720,197	15,699,413
Cia. Cervecerias Unidas SA	853,476	9,459,355
Colbun SA	46,092,271	12,523,859
CorpBanca SA	961,283,519	8,970,573
Empresa Nacional de Electricidad SA/Chile	20,620,080	25,572,078
Empresa Nacional de Telecomunicaciones SA	765,074	7,162,214
Empresas CMPC SA	8,102,793	22,175,412
Empresas COPEC SA	2,795,177	27,333,964
Enersis SA	123,279,291	34,219,133
LATAM Airlines Group SAa	1,821,287	10,195,242
SACI Falabella	3,111,540	19,213,315
SONDA SA	1,589,961	2,598,136
Vina Concha y Toro SA	2,159,896	3,624,876

		261,422,985
CHINA — 23.18%
AAC Technologies Holdings Inc.[b]	4,607,500	25,950,462

SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Agricultural Bank of China Ltd. Class H	137,662,000	$55,597,326
Air China Ltd. Class H	13,170,000	9,516,326
Alibaba Health Information Technology Ltd.[a,b]	15,030,000	10,394,875
Alibaba Pictures Group Ltd.[a,b]	62,520,000	14,601,351
Aluminum Corp. of China Ltd. Class Ha,b	24,750,000	8,271,237
Anhui Conch Cement Co. Ltd. Class H	7,631,500	23,091,293
Anta Sports Products Ltd.	6,529,402	16,445,562
AviChina Industry & Technology Co. Ltd. Class H	13,660,000	9,500,248
Bank of China Ltd. Class H	485,708,000	221,857,449
Bank of Communications Co. Ltd. Class H	53,965,600	40,665,428
BBMG Corp. Class H	7,251,500	4,678,357
Beijing Capital International Airport Co. Ltd. Class H	10,560,000	11,363,849
Beijing Enterprises Holdings Ltd.	3,360,000	19,617,938
Beijing Enterprises Water Group Ltd.[b]	26,618,000	19,061,800
Belle International Holdings Ltd.	28,567,000	26,134,029
Brilliance China Automotive Holdings Ltd.	18,760,000	22,657,093
Byd Co. Ltd. Class Hb	4,033,500	16,472,187
CGN Power Co. Ltd. Class Hc	44,760,000	17,730,621
China Agri-Industries Holdings Ltd.[a,b]	15,300,600	5,804,319
China Cinda Asset Management Co. Ltd. Class H	52,631,000	19,558,233
China CITIC Bank Corp. Ltd. Class Ha	50,361,800	30,866,711
China Coal Energy Co. Ltd. Class Hb	17,572,000	8,207,772
China Communications Construction Co. Ltd. Class H	27,486,000	32,699,263
China Communications Services Corp. Ltd. Class H	13,118,000	4,824,008
China Conch Venture Holdings Ltd.[b]	6,548,000	14,430,854

Security	Shares	Value
China Construction Bank Corp. Class H	514,766,760	$361,994,934
China COSCO Holdings Co. Ltd. Class Ha,b	17,337,500	9,877,099
China Everbright Bank Co. Ltd. Class H	18,956,000	8,658,556
China Everbright International Ltd.[b]	15,914,000	20,821,538
China Everbright Ltd.	5,930,000	12,395,533
China Galaxy Securities Co. Ltd. Class H	20,657,500	14,153,628
China Gas Holdings Ltd.[b]	11,168,000	16,312,380
China Huishan Dairy Holdings Co. Ltd.[b]	35,945,000	13,172,018
China International Marine Containers Group Co. Ltd. Class H	2,766,600	4,926,301
China Life Insurance Co. Ltd. Class H	45,804,000	158,392,165
China Longyuan Power Group Corp. Ltd.	18,597,000	19,748,687
China Medical System Holdings Ltd.[b]	6,596,000	7,166,189
China Mengniu Dairy Co. Ltd.	8,540,000	29,862,259
China Merchants Bank Co. Ltd. Class H	28,157,467	67,068,837
China Merchants Holdings International Co. Ltd.[b]	7,466,000	24,950,729
China Minsheng Banking Corp. Ltd. Class H	35,116,040	34,028,356
China Mobile Ltd.	37,752,000	457,405,152
China National Building Material Co. Ltd. Class H	17,908,000	10,444,340
China Oilfield Services Ltd. Class H	11,044,000	11,884,692
China Overseas Land & Investment Ltd.	24,432,960	71,564,466
China Pacific Insurance Group Co. Ltd. Class H	16,255,000	59,146,844
China Petroleum & Chemical Corp. Class H	156,006,800	103,869,664
China Power International Development Ltd.	17,972,000	11,965,796
China Railway Construction Corp. Ltd. Class H	12,352,500	16,193,625

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
China Railway Group Ltd. Class H	24,792,000	$22,232,682
China Resources Cement Holdings Ltd.	12,948,000	6,365,363
China Resources Enterprise Ltd.	7,742,000	24,324,708
China Resources Gas Group Ltd.[b]	5,698,000	15,035,271
China Resources Land Ltd.	16,741,333	41,777,457
China Resources Power Holdings Co. Ltd.	12,172,999	29,811,875
China Shenhua Energy Co. Ltd. Class H	20,695,000	35,888,904
China Shipping Container Lines Co. Ltd. Class Ha,b	24,822,000	8,902,521
China Southern Airlines Co. Ltd. Class H	11,058,000	7,205,489
China State Construction International Holdings Ltd.	11,290,000	14,917,272
China Taiping Insurance Holdings Co. Ltd.[a]	9,988,860	28,226,403
China Telecom Corp. Ltd. Class H	85,014,000	44,536,079
China Unicom Hong Kong Ltd.	36,544,000	48,002,003
China Vanke Co. Ltd. Class Hb	8,022,931	18,240,404
Chongqing Changan Automobile Co. Ltd. Class B	5,140,175	8,224,227
Chongqing Rural Commercial Bank Co. Ltd. Class H	16,495,000	9,641,531
CITIC Ltd.	24,616,000	45,102,574
CITIC Securities Co. Ltd. Class H	13,351,500	26,771,738
CNOOC Ltd.	109,858,000	136,223,041
COSCO Pacific Ltd.	11,732,000	13,800,285
Country Garden Holdings Co. Ltd.[b]	34,339,939	12,052,133
CRRC Corp. Ltd. Class Ha	26,628,300	31,129,141
CSPC Pharmaceutical Group Ltd.	25,490,000	23,351,978
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	3,618,100	22,221,993
Datang International Power Generation Co. Ltd. Class H	17,718,000	7,155,740
Dongfeng Motor Group Co. Ltd. Class H	16,726,000	16,833,801

Security	Shares	Value
ENN Energy Holdings Ltd.	5,084,000	$25,944,633
Evergrande Real Estate Group Ltd.[b]	33,989,388	22,367,066
Far East Horizon Ltd.	10,010,000	7,969,200
Fosun International Ltd.	11,685,500	19,601,357
Franshion Properties China Ltd.	21,628,000	5,413,942
GCL-Poly Energy Holdings Ltd.[a,b]	65,670,000	10,507,132
Geely Automobile Holdings Ltd.[b]	33,455,000	12,950,239
GF Securities Co. Ltd.[a,b]	5,591,000	9,580,387
Goldin Properties Holdings Ltd.[a,b]	7,370,105	7,037,216
GOME Electrical Appliances Holding Ltd.[b]	76,860,200	12,198,379
Great Wall Motor Co. Ltd. Class H	6,809,500	18,187,837
Guangdong Investment Ltd.	16,986,110	22,969,456
Guangzhou Automobile Group Co. Ltd. Class H	13,770,742	9,683,879
Guangzhou R&F Properties Co. Ltd. Class Ha	6,156,000	5,623,768
Haier Electronics Group Co. Ltd.	7,069,000	12,678,512
Haitian International Holdings Ltd.[b]	3,497,000	6,344,194
Haitong Securities Co. Ltd. Class H	19,906,400	28,716,402
Hanergy Thin Film Power Group Ltd.[a,b]	98,422,000	127
Hengan International Group Co. Ltd.	4,460,000	43,765,266
Huadian Power International Corp. Ltd. Class H	10,046,000	8,179,336
Huaneng Power International Inc. Class H	22,010,000	25,361,036
Huaneng Renewables Corp. Ltd. Class H	21,980,000	8,026,193
Huatai Securities Co. Ltd.[a,c]	4,495,600	8,179,039
Industrial & Commercial Bank of China Ltd. Class H	451,015,085	266,533,647
Inner Mongolia Yitai Coal Co. Ltd. Class B	6,576,254	5,563,511
Jiangsu Expressway Co. Ltd. Class H	7,698,000	9,098,481

SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Jiangxi Copper Co. Ltd. Class H	8,243,000	$10,412,703
Kingsoft Corp. Ltd.[b]	5,320,000	11,216,547
Kunlun Energy Co. Ltd.[b]	20,054,000	14,180,027
Lenovo Group Ltd.[b]	41,064,000	33,698,755
Longfor Properties Co. Ltd.	9,610,500	11,619,330
Luye Pharma Group Ltd.[a]	7,469,500	6,361,082
New China Life Insurance Co. Ltd. Class H	4,842,200	18,931,318
New World China Land Ltd.	11,838,000	7,179,128
Nine Dragons Paper Holdings Ltd.	10,612,000	5,956,374
People’s Insurance Co. Group of China Ltd. (The) Class H	40,146,000	19,010,951
PetroChina Co. Ltd. Class H	129,112,000	107,287,215
PICC Property & Casualty Co. Ltd. Class H	21,632,128	41,086,822
Ping An Insurance Group Co. of China Ltd. Class H	32,046,500	156,923,462
Semiconductor Manufacturing International Corp.[a]	155,705,000	13,661,770
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	11,116,000	7,773,978
Shanghai Electric Group Co. Ltd. Class Hb	17,238,000	9,519,763
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	2,356,000	6,885,556
Shanghai Industrial Holdings Ltd.	3,877,000	9,454,816
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	4,406,000	9,187,161
Shenzhou International Group Holdings Ltd.	3,428,000	17,316,817
Shimao Property Holdings Ltd.	8,701,500	12,215,704
Shui On Land Ltd.	30,237,100	6,632,611
Sihuan Pharmaceutical Holdings Group Ltd.	33,336,000	6,452,087
Sino Biopharmaceutical Ltd.	19,956,000	23,689,550
Sino-Ocean Land Holdings Ltd.	23,590,500	12,327,859
Sinopec Engineering Group Co. Ltd. Class H	6,472,000	5,586,761

Security	Shares	Value
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	22,217,000	$8,112,736
Sinopharm Group Co. Ltd. Class H	7,276,800	27,557,768
Sinotrans Ltd. Class H	11,048,000	5,074,920
SOHO China Ltd.[b]	14,992,500	6,403,207
Sun Art Retail Group Ltd.[b]	14,816,500	12,350,190
Sunac China Holdings Ltd.	9,522,000	5,147,990
Tencent Holdings Ltd.	31,691,300	538,953,083
Tingyi Cayman Islands Holding Corp.[b]	11,960,000	18,395,133
Tsingtao Brewery Co. Ltd. Class H	2,728,000	13,411,113
Want Want China Holdings Ltd.[b]	36,591,000	29,508,681
Weichai Power Co. Ltd. Class H	5,795,400	6,236,558
Yanzhou Coal Mining Co. Ltd. Class Hb	11,652,800	5,503,093
Yuexiu Property Co. Ltd.[b]	46,957,420	7,391,959
Zhejiang Expressway Co. Ltd. Class H	9,998,000	10,733,268
Zhuzhou CSR Times Electric Co. Ltd. Class H	3,339,000	22,123,425
Zijin Mining Group Co. Ltd. Class H	36,464,000	9,410,004
ZTE Corp. Class H	5,081,400	10,241,414

		4,867,579,916
COLOMBIA — 0.36%
Almacenes Exito SA	1,285,885	6,974,996
Cementos Argos SA	2,667,788	8,416,878
Corp. Financiera Colombiana SA	589,009	6,987,758
Ecopetrol SA	29,080,933	14,994,048
Grupo Argos SA/Colombia	1,754,725	9,529,458
Grupo de Inversiones Suramericana SA	1,565,855	17,868,008
Interconexion Electrica SA ESP	2,184,762	4,689,452
Isagen SA ESP	5,352,786	5,087,180

		74,547,778
CZECH REPUBLIC — 0.22%
CEZ AS	979,188	22,348,980
Komercni Banka AS	102,171	23,243,294
Pegas Nonwovens SA	20,000	762,374

		46,354,648

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
EGYPT — 0.21%
Commercial International Bank Egypt SAE	3,574,839	$22,882,476
Global Telecom Holding SAE[a]	16,169,071	4,336,504
Global Telecom Holding SAE GDR[a]	8,557,240	11,124,412
Talaat Moustafa Group	5,139,562	4,850,718

		43,194,110
GREECE — 0.25%
Alpha Bank AEa	28,536,863	2,685,946
Eurobank Ergasias SAa	56,902,970	2,295,351
FF Group	214,590	4,568,513
Hellenic Telecommunications Organization SA	1,505,596	13,749,211
JUMBO SA	647,211	5,438,998
National Bank of Greece SAa	9,771,217	5,693,296
OPAP SA	1,380,226	10,825,799
Piraeus Bank SAa	13,504,141	1,301,299
Titan Cement Co. SA	298,682	6,265,080

		52,823,493
HUNGARY — 0.24%
MOL Hungarian Oil & Gas PLC	235,396	11,659,347
OTP Bank PLC	1,366,096	26,299,054
Richter Gedeon Nyrt	781,404	11,929,406

		49,887,807
INDIA — 8.51%
ACC Ltd.	243,144	4,882,449
Adani Ports & Special Economic Zone Ltd.	4,330,991	23,158,342
Aditya Birla Nuvo Ltd.	222,347	6,841,832
Ambuja Cements Ltd.	4,438,849	13,835,720
Apollo Hospitals Enterprise Ltd.	477,088	9,618,553
Asian Paints Ltd.	1,886,269	24,079,547
Aurobindo Pharma Ltd.	1,717,939	19,460,069
Bajaj Auto Ltd.	529,873	17,796,878
Bharat Forge Ltd.	640,580	11,254,357
Bharat Heavy Electricals Ltd.	3,747,721	12,766,776
Bharat Petroleum Corp. Ltd.	1,154,699	15,341,559
Bharti Airtel Ltd.	7,285,885	38,832,479
Bharti Infratel Ltd.	2,826,926	16,999,830
Bosch Ltd.	47,259	16,500,980
Cairn India Ltd.	2,744,136	6,148,764
Cipla Ltd.	2,262,872	23,221,033
Coal India Ltd.	4,216,331	23,236,598

Security	Shares	Value
Container Corp. of India Ltd.	308,936	$6,622,779
Dabur India Ltd.	3,044,513	12,505,518
Divi’s Laboratories Ltd.	283,121	10,068,843
DLF Ltd.	1,558,697	2,600,369
Dr. Reddy’s Laboratories Ltd.	734,063	47,512,842
Eicher Motors Ltd.	66,589	19,047,409
GAIL (India) Ltd.	2,224,105	9,906,845
GlaxoSmithKline Consumer Healthcare Ltd.	48,577	4,467,257
Glenmark Pharmaceuticals Ltd.	623,225	10,826,630
Godrej Consumer Products Ltd.	760,717	15,246,954
HCL Technologies Ltd.	3,465,994	50,630,364
Hero Motocorp Ltd.	295,025	10,639,096
Hindalco Industries Ltd.	6,899,828	8,308,856
Hindustan Unilever Ltd.	4,710,342	61,002,383
Housing Development Finance Corp. Ltd.	9,287,459	165,721,241
ICICI Bank Ltd.	6,932,970	28,983,413
Idea Cellular Ltd.	6,536,145	15,323,929
Indiabulls Housing Finance Ltd.	961,931	10,926,002
Infosys Ltd.	11,379,051	187,337,095
ITC Ltd.	13,903,084	68,004,329
JSW Steel Ltd.	561,128	7,766,315
Larsen & Toubro Ltd.	1,976,351	47,655,405
LIC Housing Finance Ltd.	1,926,498	12,838,490
Lupin Ltd.	1,373,535	39,993,165
Mahindra & Mahindra Financial Services Ltd.	1,681,684	6,391,538
Mahindra & Mahindra Ltd.	2,256,761	41,448,357
Marico Ltd.	1,042,241	6,358,493
Motherson Sumi Systems Ltd.	1,979,703	9,038,584
Nestle India Ltd.	127,694	11,459,132
NTPC Ltd.	7,926,051	14,480,916
Oil & Natural Gas Corp. Ltd.	5,155,401	18,558,668
Oil India Ltd.	660,293	4,464,365
Piramal Enterprises Ltd.	345,149	5,056,387
Power Finance Corp. Ltd.	1,648,167	5,557,527
Reliance Communications Ltd.[a]	4,631,618	4,208,345
Reliance Industries Ltd.	8,015,654	103,205,690
Rural Electrification Corp. Ltd.	1,909,781	7,275,698
Shree Cement Ltd.	34,815	5,645,660
Shriram Transport Finance Co. Ltd.	904,415	11,061,822
Siemens Ltd.	439,436	8,361,348
State Bank of India	9,356,606	34,815,442

SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Sun Pharmaceuticals Industries Ltd.	5,915,234	$79,992,472
Tata Consultancy Services Ltd.	2,921,914	112,703,025
Tata Motors Ltd.[a]	5,057,042	25,876,688
Tata Power Co. Ltd.	6,885,903	6,272,154
Tata Steel Ltd.	1,913,064	6,486,719
Tech Mahindra Ltd.	1,555,041	12,047,328
Ultratech Cement Ltd.	241,583	10,502,092
United Breweries Ltd.	439,158	5,647,450
United Spirits Ltd.[a]	347,487	17,289,144
UPL Ltd.	1,705,516	12,893,675
Vedanta Ltd.	5,576,509	8,275,632
Wipro Ltd.	3,916,032	33,684,650
Zee Entertainment Enterprises Ltd.	3,466,808	20,068,112

		1,787,038,408
INDONESIA — 2.38%
Adaro Energy Tbk PT	83,826,400	3,549,944
Astra Agro Lestari Tbk PT	2,503,300	3,051,175
Astra International Tbk PT	125,125,900	52,766,616
Bank Central Asia Tbk PT	78,620,700	72,185,554
Bank Danamon Indonesia Tbk PT	24,757,316	6,228,976
Bank Mandiri Persero Tbk PT	59,036,900	38,237,423
Bank Negara Indonesia Persero Tbk PT	48,820,976	17,200,273
Bank Rakyat Indonesia Persero Tbk PT	69,376,622	52,464,527
Bumi Serpong Damai Tbk PT	44,745,000	5,111,439
Charoen Pokphand Indonesia Tbk PT	48,966,045	6,517,189
Global Mediacom Tbk PT	38,115,700	3,201,176
Gudang Garam Tbk PT	3,215,300	10,183,690
Indocement Tunggal Prakarsa Tbk PT	8,700,900	12,153,392
Indofood CBP Sukses Makmur Tbk PT	5,743,400	5,211,982
Indofood Sukses Makmur Tbk PT	29,848,500	11,259,577
Jasa Marga Persero Tbk PT	11,741,700	4,303,897
Kalbe Farma Tbk PT	142,511,615	16,989,819
Lippo Karawaci Tbk PT	124,391,100	9,473,201
Matahari Department Store Tbk PT	13,395,800	16,708,996

Security	Shares	Value
Media Nusantara Citra Tbk PT	26,929,700	$3,632,155
Perusahaan Gas Negara Persero Tbk PT	67,245,800	13,305,575
Semen Indonesia Persero Tbk PT	18,186,100	11,973,055
Summarecon Agung Tbk PT	39,937,200	4,604,859
Surya Citra Media Tbk PT	27,052,300	5,256,426
Tambang Batubara Bukit Asam Persero Tbk PT	4,271,700	1,778,608
Telekomunikasi Indonesia Persero Tbk PT	310,846,900	63,496,840
Tower Bersama Infrastructure Tbk PTa	9,498,100	4,850,453
Unilever Indonesia Tbk PT	9,484,800	26,817,344
United Tractors Tbk PT	10,818,153	14,725,778
XL Axiata Tbk PTa	15,054,000	3,214,377

		500,454,316
MALAYSIA — 3.13%
AirAsia Bhd[b]	7,804,500	1,616,646
Alliance Financial Group Bhd[b]	6,305,000	5,644,476
AMMB Holdings Bhd[b]	13,207,175	14,779,458
Astro Malaysia Holdings Bhd[b]	7,098,600	4,901,414
Axiata Group Bhd[b]	15,311,600	22,384,101
Berjaya Sports Toto Bhd[b]	6,762,463	4,749,825
British American Tobacco Malaysia Bhd[b]	903,500	13,376,102
Bumi Armada Bhd[a,b]	11,417,900	2,324,358
CIMB Group Holdings Bhd[b]	30,949,900	36,845,119
Dialog Group Bhd[b]	19,378,712	7,243,947
DiGi.Com Bhd[b]	20,163,000	25,107,736
Felda Global Ventures Holdings Bhd[b]	7,189,900	2,088,495
Gamuda Bhd[b]	11,035,900	11,403,763
Genting Bhd[b]	13,794,500	22,498,173
Genting Malaysia Bhd[b]	20,412,800	19,246,354
Genting Plantations Bhd[b]	2,516,000	5,912,600
Hong Leong Bank Bhd[b]	3,039,800	9,466,806
Hong Leong Financial Group Bhd[b]	719,400	2,391,149
IHH Healthcare Bhd	14,797,700	20,611,082
IJM Corp. Bhd[b]	9,268,220	13,902,330
IOI Corp. Bhd[b]	18,698,420	17,808,019
IOI Properties Group Bhd[b]	13,626,685	5,937,341
Kuala Lumpur Kepong Bhd[b]	2,886,200	14,307,306
Lafarge Malaysia Bhd[b]	2,485,900	5,504,493

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Malayan Banking Bhd[b]	28,177,300	$58,769,797
Malaysia Airports Holdings Bhd[b]	4,143,100	4,261,474
Maxis Bhd[b]	11,353,400	17,759,961
MISC Bhd[b]	6,895,000	13,297,500
Petronas Chemicals Group Bhd[b]	16,541,100	23,905,828
Petronas Dagangan Bhd[b]	1,466,500	7,388,367
Petronas Gas Bhd[b]	4,113,100	20,878,879
PPB Group Bhd[b]	3,354,100	12,250,451
Public Bank Bhd[b]	15,695,230	67,265,272
RHB Capital Bhd[b]	2,897,100	4,469,811
Sapurakencana Petroleum Bhd[b]	20,158,100	8,255,222
Sime Darby Bhd[b]	18,442,873	32,714,144
Telekom Malaysia Bhd	6,955,800	10,748,367
Tenaga Nasional Bhd[b]	20,906,450	55,650,979
UMW Holdings Bhd[b]	3,951,800	7,997,691
Westports Holdings Bhd	3,813,000	3,813,000
YTL Corp. Bhd[b]	28,181,462	10,467,400
YTL Power International Bhd	17,172,743	6,337,560

		656,282,796
MEXICO — 4.79%
Alfa SAB de CV	17,435,200	34,693,762
America Movil SAB de CV	200,134,600	182,124,871
Arca Continental SAB de CV	2,682,836	15,276,816
Cemex SAB de CV CPO[a]	78,617,182	61,516,305
Coca-Cola Femsa SAB de CV Series L	2,834,293	20,353,534
Controladora Comercial Mexicana SAB de CV BC Units	2,478,800	7,065,614
El Puerto de Liverpool SAB de CV Series C1	1,302,100	15,510,355
Fibra Uno Administracion SA de CV	14,211,200	30,395,707
Fomento Economico Mexicano SAB de CV	11,396,000	101,429,833
Gentera SAB de CVb	7,118,600	11,352,428
Gruma SAB de CV Series B	1,156,100	15,510,205
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,779,400	14,886,304
Grupo Aeroportuario del Sureste SAB de CV Series B	1,387,600	20,160,720

Security	Shares	Value
Grupo Bimbo SAB de CVa	9,789,900	$25,134,022
Grupo Carso SAB de CV Series A1	3,141,441	14,246,940
Grupo Comercial Chedraui SA de CVb	1,303,800	3,243,183
Grupo Financiero Banorte SAB de CV	15,421,856	73,901,755
Grupo Financiero Inbursa SAB de CV Series O	14,564,500	30,682,662
Grupo Financiero Santander Mexico SAB de CV Series B	11,394,700	17,737,161
Grupo Lala SAB de CV	2,912,600	6,569,840
Grupo Mexico SAB de CV Series B	23,605,388	59,716,849
Grupo Televisa SAB	15,240,500	93,050,609
Industrias Penoles SAB de CV	868,248	12,336,573
Kimberly-Clark de Mexico SAB de CV Series A	9,980,400	22,333,970
Mexichem SAB de CVb	6,388,492	16,340,529
OHL Mexico SAB de CVa	4,493,400	5,966,207
Promotora y Operadora de Infraestructura SAB de CVa	1,594,900	16,743,599
Wal-Mart de Mexico SAB de CV	32,362,600	77,396,373

		1,005,676,726
PERU — 0.37%
Cia. de Minas Buenaventura SA ADR	1,184,842	7,488,202
Credicorp Ltd.	411,207	45,224,546
Southern Copper Corp.	970,708	25,879,075

		78,591,823
PHILIPPINES — 1.46%
Aboitiz Equity Ventures Inc.	13,092,280	15,433,989
Aboitiz Power Corp.	5,470,364	5,061,901
Alliance Global Group Inc.	13,191,480	5,588,175
Ayala Corp.	1,529,826	24,155,147
Ayala Land Inc.	44,291,200	34,066,509
Bank of the Philippine Islands	6,385,992	11,558,727
BDO Unibank Inc.	8,966,006	18,894,985
DMCI Holdings Inc.	15,743,700	3,833,190
Energy Development Corp.	49,692,200	6,378,973
Globe Telecom Inc.	256,000	14,109,029
GT Capital Holdings Inc.	404,640	10,994,711
International Container Terminal Services Inc.	4,651,620	9,250,494
JG Summit Holdings Inc.	14,119,714	21,448,432

SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Jollibee Foods Corp.	3,239,579	$13,272,986
Megaworld Corp.	59,102,000	5,475,217
Metro Pacific Investments Corp.	51,973,800	5,559,884
Metropolitan Bank & Trust Co.	2,174,846	3,896,948
Philippine Long Distance Telephone Co.	594,108	32,006,075
SM Investments Corp.	1,137,795	21,373,214
SM Prime Holdings Inc.	48,265,425	20,136,410
Universal Robina Corp.	5,669,210	23,530,739

		306,025,735
POLAND — 1.58%
Alior Bank SAa	294,830	6,863,072
Bank Handlowy w Warszawie SA	231,745	5,370,619
Bank Millennium SAa	3,409,104	5,376,637
Bank Pekao SA	821,438	35,044,450
Bank Zachodni WBK SAa	209,162	16,798,825
CCC SA	97,707	4,426,100
Cyfrowy Polsat SAa	1,393,147	8,353,010
ENEA SA	1,120,493	4,217,460
Energa SA	1,187,759	6,155,007
Eurocash SA	507,832	5,599,727
Grupa Azoty SAa	214,328	5,112,989
Grupa Lotos SAa	519,280	4,115,535
KGHM Polska Miedz SA	862,945	17,962,724
LPP SA	6,686	13,823,387
mBank SAa,b	102,495	9,916,286
Orange Polska SA	4,148,832	7,807,962
PGE Polska Grupa Energetyczna SA	5,201,062	21,520,305
Polski Koncern Naftowy Orlen SA	2,014,850	39,430,208
Polskie Gornictwo Naftowe i Gazownictwo SA	11,422,945	20,558,970
Powszechna Kasa Oszczednosci Bank Polski SA	5,470,027	43,120,513
Powszechny Zaklad Ubezpieczen SA	343,735	39,251,200
Synthos SA	4,014,979	4,203,721
Tauron Polska Energia SA	7,324,360	6,795,027

		331,823,734
QATAR — 1.08%
Barwa Real Estate Co.	796,189	9,621,355
Commercial Bank QSC (The)	710,346	11,198,226
Doha Bank QSC	542,952	7,888,320

Security	Shares	Value
Ezdan Holding Group QSC	4,116,337	$21,468,578
Gulf International Services QSC	296,916	4,892,741
Industries Qatar QSC	967,570	35,342,839
Masraf Al Rayan QSC	2,455,380	29,401,710
Ooredoo QSC	447,428	8,540,344
Qatar Electricity & Water Co. QSC	195,547	11,761,499
Qatar Insurance Co. SAQ	443,969	11,949,400
Qatar Islamic Bank SAQ	338,348	10,500,487
Qatar National Bank SAQ	1,122,042	55,160,671
Vodafone Qatar QSC	2,503,359	9,728,524

		227,454,694
RUSSIA — 3.65%
Alrosa PAO	10,759,700	10,575,856
Gazprom PAO	37,438,989	82,890,999
Gazprom PAO ADR	18,051,843	79,608,628
Lukoil PJSC	1,571,588	59,523,424
Lukoil PJSC ADR (London)	1,585,816	59,816,979
Magnit PJSC GDR[d]	1,601,058	80,044,895
MegaFon PJSC GDR[d]	597,512	7,678,029
MMC Norilsk Nickel PJSC	343,329	53,773,802
Mobile TeleSystems PJSC ADR	3,155,490	24,076,389
Moscow Exchange MICEX-RTS PJSC	7,143,720	7,901,777
NOVATEK OAO GDR[d]	555,784	53,244,107
Rosneft OAO	7,309,767	26,639,236
Rostelecom PJSC	5,212,610	6,237,632
RusHydro PJSC	752,517,100	5,966,450
Sberbank of Russia	67,187,111	74,779,899
Severstal PAO	1,344,973	14,655,206
Sistema JSFC GDR[d]	1,059,799	7,821,317
Surgutneftegas OAO	22,838,660	11,681,194
Surgutneftegas OAO ADR	2,206,480	11,517,826
Tatneft PAO Class S	8,825,810	42,171,286
Uralkali PJSC[a]	2,481,815	7,588,283
Uralkali PJSC GDR[a,d]	324,536	5,017,327
VTB Bank JSC	32,452,582,000	33,323,237

		766,533,778
SOUTH AFRICA — 8.12%
African Bank Investments Ltd.[a,b]	14,665,413	11,056
African Rainbow Minerals Ltd.	532,587	2,852,403

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Anglo American Platinum Ltd.[a]	330,934	$7,988,522
AngloGold Ashanti Ltd.[a]	2,522,151	20,305,747
Aspen Pharmacare Holdings Ltd.	2,109,185	54,463,460
Barclays Africa Group Ltd.	2,124,558	27,831,441
Barloworld Ltd.	1,439,619	9,247,077
Bidvest Group Ltd. (The)	2,035,009	48,925,825
Brait SEa	2,074,781	22,708,913
Capitec Bank Holdings Ltd.	207,846	7,566,085
Coronation Fund Managers Ltd.	1,237,384	6,890,188
Discovery Ltd.	2,170,884	21,932,651
Exxaro Resources Ltd.[b]	905,266	4,628,618
FirstRand Ltd.	21,058,710	84,001,458
Foschini Group Ltd. (The)	1,294,059	14,624,230
Gold Fields Ltd.	4,907,340	15,756,911
Growthpoint Properties Ltd.	13,875,424	27,365,369
Hyprop Investments Ltd.	1,370,861	12,815,407
Impala Platinum Holdings Ltd.[a]	3,252,401	12,142,330
Imperial Holdings Ltd.	1,171,845	16,299,859
Investec Ltd.	1,855,688	15,098,166
Kumba Iron Ore Ltd.[b]	380,890	2,594,161
Liberty Holdings Ltd.	841,730	8,173,461
Life Healthcare Group Holdings Ltd.	5,768,370	16,551,570
Massmart Holdings Ltd.	561,970	4,855,289
Mediclinic International Ltd.	2,836,082	22,779,741
MMI Holdings Ltd./South Africa	6,300,261	13,351,704
Mondi Ltd.	663,116	15,373,263
Mr. Price Group Ltd.	1,490,934	26,823,717
MTN Group Ltd.	10,254,132	136,809,374
Nampak Ltd.	3,189,541	7,420,641
Naspers Ltd. Class N	2,457,070	318,427,603
Nedbank Group Ltd.	1,349,233	24,003,770
Netcare Ltd.	6,572,200	19,749,921
Pick n Pay Stores Ltd.	1,854,324	8,751,394
Pioneer Foods Ltd.	517,603	7,765,460
PSG Group Ltd.	388,322	5,796,615
Rand Merchant Insurance Holdings Ltd.	3,675,391	11,632,238
Redefine Properties Ltd.	24,804,797	21,468,162
Remgro Ltd.	3,028,952	57,769,137
Resilient Property Income Fund Ltd.	1,531,533	12,931,881
RMB Holdings Ltd.	4,064,673	20,577,326
Sanlam Ltd.	10,879,714	52,322,367

Security	Shares	Value
Sappi Ltd.[a]	3,091,623	$9,908,204
Sasol Ltd.	3,412,425	109,314,398
Shoprite Holdings Ltd.	2,867,242	35,098,410
SPAR Group Ltd. (The)	1,158,522	16,594,921
Standard Bank Group Ltd.	7,571,337	83,406,432
Steinhoff International Holdings Ltd.	14,182,373	84,960,051
Telkom SA SOC Ltd.	1,422,455	6,809,725
Tiger Brands Ltd.	1,029,251	23,263,241
Truworths International Ltd.	2,503,551	16,586,845
Tsogo Sun Holdings Ltd.	1,232,675	2,183,905
Vodacom Group Ltd.	2,245,923	23,957,302
Woolworths Holdings Ltd./South Africa	5,967,827	44,766,857

		1,706,234,802
SOUTH KOREA — 13.96%
AmorePacific Corp.	200,943	64,305,158
AmorePacific Group	177,803	25,856,788
BGF retail Co. Ltd.	27,781	4,732,929
BNK Financial Group Inc.	1,289,087	15,149,701
Celltrion Inc.[a,b]	386,444	23,198,076
Cheil Industries Inc.[a,b]	183,090	27,554,445
Cheil Worldwide Inc.[a,b]	519,740	7,646,143
CJ CheilJedang Corp.	51,101	16,979,660
CJ Corp.	93,910	22,827,415
CJ Korea Express Co. Ltd.[a]	40,172	6,045,754
Coway Co. Ltd.	353,268	25,208,894
Daelim Industrial Co. Ltd.	174,703	9,940,826
Daewoo Engineering & Construction Co. Ltd.[a,b]	553,859	2,982,948
Daewoo International Corp.[b]	265,070	4,885,670
Daewoo Securities Co. Ltd.	1,091,831	11,446,801
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	609,920	3,470,523
Daum Kakao Corp.[b]	158,560	18,084,755
DGB Financial Group Inc.	1,060,700	9,326,806
Dongbu Insurance Co. Ltd.[b]	261,070	11,742,908
Dongsuh Cos. Inc.	102,830	3,894,977
Doosan Corp.	53,362	4,647,040
Doosan Heavy Industries & Construction Co. Ltd.[b]	296,170	4,607,506
Doosan Infracore Co. Ltd.[a,b]	790,482	4,464,527
E-Mart Co. Ltd.	131,187	25,344,519
GS Engineering & Construction Corp.[a,b]	297,410	6,122,962

SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
GS Holdings Corp.	320,586	$12,590,336
Hana Financial Group Inc.	1,802,478	41,452,041
Hankook Tire Co. Ltd.	453,355	14,163,151
Hanmi Pharm Co. Ltd.[a,b]	31,574	11,612,505
Hanmi Science Co. Ltd.[a]	37,774	5,109,989
Hanon Systems[b]	216,181	6,643,990
Hanssem Co. Ltd.	61,918	16,673,754
Hanwha Chemical Corp.	623,176	9,563,005
Hanwha Corp.	271,261	9,667,006
Hanwha Life Insurance Co. Ltd.	1,455,574	9,783,820
Hotel Shilla Co. Ltd.[b]	206,413	21,029,606
Hyosung Corp.	140,284	15,181,866
Hyundai Department Store Co. Ltd.	92,935	11,825,591
Hyundai Development Co. Engineering & Construction	347,468	17,597,407
Hyundai Engineering & Construction Co. Ltd.	462,050	12,969,825
Hyundai Glovis Co. Ltd.	113,593	16,519,126
Hyundai Heavy Industries Co. Ltd.[a,b]	256,595	19,850,723
Hyundai Marine & Fire Insurance Co. Ltd.	423,993	10,037,459
Hyundai Merchant Marine Co. Ltd.[a,b]	473,969	3,406,245
Hyundai Mobis Co. Ltd.	418,774	73,115,055
Hyundai Motor Co.	952,308	119,969,471
Hyundai Steel Co.	437,482	19,566,940
Hyundai Wia Corp.	100,000	8,835,341
Industrial Bank of Korea	1,647,916	18,391,453
Kangwon Land Inc.	701,932	25,252,341
KB Financial Group Inc.	2,507,440	75,896,303
KCC Corp.	36,266	12,035,007
KEPCO Plant Service & Engineering Co. Ltd.	124,245	13,235,992
Kia Motors Corp.	1,622,327	66,799,683
Korea Aerospace Industries Ltd.	292,559	22,830,857
Korea Electric Power Corp.	1,598,951	64,890,846
Korea Gas Corp.	179,184	6,097,786
Korea Investment Holdings Co. Ltd.	229,246	13,528,954
Korea Zinc Co. Ltd.	53,960	23,404,337
Korean Air Lines Co. Ltd.[a]	201,836	5,682,637
KT Corp.[a]	161,682	3,943,797
KT&G Corp.	686,097	64,099,530

Security	Shares	Value
Kumho Petrochemical Co. Ltd.[b]	89,755	$4,158,591
LG Chem Ltd.	286,920	56,765,403
LG Corp.	602,945	29,669,329
LG Display Co. Ltd.	1,429,377	27,856,385
LG Electronics Inc.[b]	648,446	24,397,250
LG Household & Health Care Ltd.[b]	58,881	39,926,072
LG Innotek Co. Ltd.[b]	81,487	6,331,562
LG Uplus Corp.	1,331,350	12,382,033
Lotte Chemical Corp.	97,863	20,437,253
Lotte Confectionery Co. Ltd.	3,629	5,976,996
Lotte Shopping Co. Ltd.	65,970	14,920,292
LS Industrial Systems Co. Ltd.	104,851	3,829,688
Mirae Asset Securities Co. Ltd.	145,006	4,787,558
NAVER Corp.	172,192	72,137,929
NCsoft Corp.	96,154	17,763,390
NH Investment & Securities Co. Ltd.[b]	833,603	6,843,615
OCI Co. Ltd.[b]	100,404	6,935,537
Orion Corp./Republic of Korea	22,034	17,381,291
Paradise Co. Ltd.[a,b]	266,610	5,139,470
POSCO	419,253	67,349,880
S-1 Corp.	125,416	9,956,933
S-Oil Corp.	279,651	14,186,481
Samsung C&T Corp.	786,444	31,983,053
Samsung Card Co. Ltd.	228,588	7,005,973
Samsung Electro-Mechanics Co. Ltd.[b]	368,525	18,913,099
Samsung Electronics Co. Ltd.	681,020	627,039,341
Samsung Fire & Marine Insurance Co. Ltd.	217,640	49,591,190
Samsung Heavy Industries Co. Ltd.[b]	898,159	8,543,047
Samsung Life Insurance Co. Ltd.	494,782	41,122,021
Samsung SDI Co. Ltd.	338,421	24,178,038
Samsung SDS Co. Ltd.	188,223	40,819,446
Samsung Securities Co. Ltd.	352,170	13,458,537
Shinhan Financial Group Co. Ltd.	2,738,942	91,587,534
Shinsegae Co. Ltd.	42,933	9,092,975
SK Holdings Co. Ltd.	229,510	52,392,898
SK Hynix Inc.	3,595,554	108,831,818
SK Innovation Co. Ltd.[a]	391,147	33,037,908
SK Networks Co. Ltd.	653,081	3,627,768
SK Telecom Co. Ltd.	53,888	11,117,034
Woori Bank	1,961,422	15,124,218

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Yuhan Corp.	58,628	$12,317,952

		2,932,638,294
TAIWAN — 12.44%
Acer Inc.[a,b]	17,825,121	6,574,301
Advanced Semiconductor Engineering Inc.[b]	38,608,701	39,871,292
Advantech Co. Ltd.[b]	2,188,370	13,922,811
Asia Cement Corp.[b]	14,809,077	15,907,833
Asia Pacific Telecom Co. Ltd.[a]	9,533,000	2,604,757
Asustek Computer Inc.[b]	4,367,968	39,738,091
AU Optronics Corp.[b]	53,287,000	17,196,751
Casetek Holdings Ltd.[b]	764,000	2,853,024
Catcher Technology Co. Ltd.	4,098,210	41,818,469
Cathay Financial Holding Co. Ltd.	50,440,644	72,709,190
Chailease Holding Co. Ltd.[b]	6,340,932	10,192,732
Chang Hwa Commercial Bank Ltd.[b]	31,075,845	15,090,925
Cheng Shin Rubber Industry Co. Ltd.[b]	9,772,128	15,678,174
Chicony Electronics Co. Ltd.[b]	3,644,143	9,049,876
China Airlines Ltd.[a]	15,114,347	5,435,144
China Development Financial Holding Corp.[b]	87,579,848	25,275,841
China Life Insurance Co. Ltd./Taiwan[b]	19,119,983	14,603,257
China Motor Corp.	3,232,000	2,195,328
China Steel Corp.[b]	72,811,313	43,638,450
Chunghwa Telecom Co. Ltd.	22,977,410	69,774,038
Compal Electronics Inc.[b]	26,237,908	15,322,113
CTBC Financial Holding Co. Ltd.[b]	92,342,715	55,628,142
CTCI Corp.[b]	2,730,000	3,524,096
Delta Electronics Inc.[b]	11,183,000	56,024,988
E.Sun Financial Holding Co. Ltd.[b]	42,494,144	25,533,579
Eclat Textile Co. Ltd.[b]	1,257,360	18,916,822
Epistar Corp.[b]	5,985,345	4,838,166
EVA Airways Corp.[a]	11,054,360	6,676,241
Evergreen Marine Corp. Taiwan Ltd.	10,812,808	4,735,755
Far Eastern New Century Corp.	20,438,038	18,530,923
Far EasTone Telecommunications Co. Ltd.	9,841,000	21,595,998
Feng TAY Enterprise Co. Ltd.[b]	1,798,830	10,670,463

Security	Shares	Value
First Financial Holding Co. Ltd.	48,381,211	$23,420,337
Formosa Chemicals & Fibre Corp.	20,269,090	43,359,007
Formosa Petrochemical Corp.[b]	6,393,000	14,324,124
Formosa Plastics Corp.	25,746,280	56,737,407
Formosa Taffeta Co. Ltd.	5,806,000	5,050,092
Foxconn Technology Co. Ltd.[b]	5,651,205	15,892,711
Fubon Financial Holding Co. Ltd.[b]	41,029,969	70,493,462
Giant Manufacturing Co. Ltd.[b]	1,857,203	13,442,688
Hermes Microvision Inc.[b]	277,000	11,748,832
Highwealth Construction Corp.	4,050,900	6,262,610
Hiwin Technologies Corp.[b]	1,386,542	7,116,810
Hon Hai Precision Industry Co. Ltd.[b]	81,201,812	230,857,131
Hotai Motor Co. Ltd.[b]	1,606,000	17,671,134
HTC Corp.[b]	4,125,708	5,839,343
Hua Nan Financial Holdings Co. Ltd.[b]	36,388,155	17,223,309
Innolux Corp.[b]	51,228,002	18,106,775
Inotera Memories Inc.[a,b]	13,849,000	8,342,771
Inventec Corp.[b]	14,632,281	6,700,916
Kinsus Interconnect Technology Corp.[b]	1,636,000	2,916,400
Largan Precision Co. Ltd.[b]	630,000	58,476,764
Lite-On Technology Corp.[b]	12,877,387	11,794,509
MediaTek Inc.[b]	9,160,338	70,667,717
Mega Financial Holding Co. Ltd.	60,623,162	45,463,645
Merida Industry Co. Ltd.[b]	1,376,500	7,488,336
Nan Ya Plastics Corp.	29,666,160	54,069,440
Novatek Microelectronics Corp.[b]	3,700,000	12,395,500
Pegatron Corp.	10,385,414	26,876,440
Phison Electronics Corp.	1,119,535	7,793,665
Pou Chen Corp.	13,784,220	22,284,546
Powertech Technology Inc.[b]	4,126,300	7,102,065
President Chain Store Corp.[b]	3,658,000	24,453,375
Quanta Computer Inc.[b]	16,526,000	30,374,195
Radiant Opto-Electronics Corp.[b]	2,755,240	8,027,931
Realtek Semiconductor Corp.[b]	2,776,637	4,983,883
Ruentex Development Co. Ltd.[b]	4,897,025	5,237,782
Ruentex Industries Ltd.[b]	3,311,598	5,282,516
Shin Kong Financial Holding Co. Ltd.[b]	46,506,866	11,034,946
Siliconware Precision Industries Co. Ltd.[b]	18,197,190	22,371,761

SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Simplo Technology Co. Ltd.[b]	2,027,202	$6,729,094
SinoPac Financial Holdings Co. Ltd.[b]	53,879,925	18,547,306
Standard Foods Corp.	2,721,972	6,182,497
Synnex Technology International Corp.[b]	8,231,985	8,754,201
Taishin Financial Holding Co. Ltd.[b]	47,163,025	16,525,033
Taiwan Business Bank[a,b]	22,101,149	5,570,120
Taiwan Cement Corp.	20,549,296	22,010,787
Taiwan Cooperative Financial Holding Co. Ltd.	39,343,943	16,687,559
Taiwan Fertilizer Co. Ltd.[b]	4,344,000	5,494,087
Taiwan Glass Industry Corp.[a,b]	3,838,176	1,545,368
Taiwan Mobile Co. Ltd.	10,343,600	31,091,839
Taiwan Semiconductor Manufacturing Co. Ltd.	151,276,000	599,784,977
Teco Electric and Machinery Co. Ltd.	11,796,000	8,882,530
TPK Holding Co. Ltd.[b]	1,757,827	4,403,212
Transcend Information Inc.[b]	1,093,000	2,946,155
U-Ming Marine Transport Corp.	2,775,000	2,750,607
Uni-President Enterprises Corp.	30,033,839	53,539,546
United Microelectronics Corp.[b]	73,176,000	24,177,588
Vanguard International Semiconductor Corp.[b]	5,207,000	5,921,410
Wan Hai Lines Ltd.	2,737,000	1,884,337
Wistron Corp.[b]	14,179,272	7,016,421
WPG Holdings Ltd.[b]	8,257,532	7,804,251
Yang Ming Marine Transport Corp.[a]	8,954,075	2,875,894
Yuanta Financial Holding Co. Ltd.[b]	54,329,635	21,791,300
Yulon Motor Co. Ltd.[b]	5,947,000	5,382,934
Zhen Ding Technology Holding Ltd.[b]	1,881,075	5,336,342

		2,611,447,840
THAILAND — 2.28%
Advanced Info Service PCL NVDR	6,401,600	42,504,695
Airports of Thailand PCL NVDR	2,726,600	20,994,326
Bangkok Bank PCL Foreign	1,613,200	7,403,303

Security	Shares	Value
Bangkok Bank PCL NVDR	1,889,000	$8,669,005
Bangkok Dusit Medical Services PCL NVDR	22,510,800	12,246,076
Banpu PCL NVDR[b]	6,985,800	4,014,716
BEC World PCL NVDR	6,590,900	6,803,272
BTS Group Holdings PCL NVDR	31,187,100	8,483,030
Bumrungrad Hospital PCL NVDR	1,739,400	11,209,413
Central Pattana PCL NVDR	8,872,400	11,138,457
Charoen Pokphand Foods PCL NVDR[b]	17,962,400	9,521,149
CP ALL PCL NVDR	27,482,800	39,102,324
Delta Electronics Thailand PCL NVDR	2,181,400	5,294,513
Energy Absolute PCL NVDR	5,802,400	3,302,245
Glow Energy PCL NVDR	3,695,500	10,180,796
Home Product Center PCL NVDR[b]	17,910,914	3,647,640
Indorama Ventures PCL NVDR	8,797,480	5,350,399
IRPC PCL NVDR	64,631,300	6,851,693
Kasikornbank PCL Foreign	7,199,100	36,351,991
Kasikornbank PCL NVDR[b]	3,917,300	19,725,838
Krung Thai Bank PCL NVDR[b]	22,623,300	11,486,792
Minor International PCL NVDR[b]	10,168,520	7,517,528
PTT Exploration & Production PCL NVDR	8,763,039	19,435,391
PTT Global Chemical PCL NVDR	10,283,330	17,212,995
PTT PCL NVDR	6,187,400	46,260,935
Siam Cement PCL (The) Foreign	1,900,200	25,233,511
Siam Cement PCL (The) NVDR	662,100	8,866,174
Siam Commercial Bank PCL (The) NVDR[b]	9,706,100	38,450,724
Thai Oil PCL NVDR	5,468,700	7,857,108
Thai Union Frozen Products PCL NVDR	10,086,100	4,896,028
TMB Bank PCL NVDR	77,760,100	5,119,650
True Corp. PCL NVDR[a,b]	54,277,221	14,687,935

		479,819,652
TURKEY — 1.43%
Akbank TAS	13,497,802	31,623,157
Anadolu Efes Biracilik ve Malt Sanayii AS	1,148,995	8,565,164
Arcelik AS	1,217,263	5,707,880

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
BIM Birlesik Magazalar AS	1,345,184	$23,313,134
Coca-Cola Icecek ASb	376,924	4,661,375
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	12,347,488	10,561,747
Enka Insaat ve Sanayi AS	2,772,971	4,734,340
Eregli Demir ve Celik Fabrikalari TAS	8,968,496	12,200,358
Ford Otomotiv Sanayi AS	486,352	4,928,679
Haci Omer Sabanci Holding AS	5,836,365	17,442,932
KOC Holding ASb	4,017,780	15,665,339
Petkim Petrokimya Holding ASa,b	1,675,145	2,267,287
TAV Havalimanlari Holding AS	1,105,985	8,928,426
Tofas Turk Otomobil Fabrikasi AS	711,221	4,410,010
Tupras Turkiye Petrol Rafinerileri ASa	800,622	20,655,002
Turk Hava Yollari AOa,b	3,489,667	9,650,230
Turk Telekomunikasyon AS	2,684,340	5,643,477
Turkcell Iletisim Hizmetleri AS	5,329,038	20,869,472
Turkiye Garanti Bankasi AS	14,042,028	35,599,508
Turkiye Halk Bankasi AS	3,861,653	14,791,285
Turkiye Is Bankasi Class C	9,742,976	16,299,654
Turkiye Sise ve Cam Fabrikalari AS	3,980,708	3,883,617
Turkiye Vakiflar Bankasi Tao Class Db	4,681,783	6,191,984
Ulker Biskuvi Sanayi ASb	858,066	5,276,325
Yapi ve Kredi Bankasi ASb	5,594,200	6,899,065

		300,769,447
UNITED ARAB EMIRATES — 0.81%
Abu Dhabi Commercial Bank PJSC	10,543,784	22,964,640
Aldar Properties PJSC	21,683,858	13,755,160
Arabtec Holding PJSC[a]	14,259,649	7,648,006
DP World Ltd.	1,048,206	23,374,994
Dubai Financial Market PJSC	13,015,925	6,095,041
Dubai Islamic Bank PJSC	6,942,305	13,230,458
Emaar Malls Group PJSC[a]	8,252,219	6,403,078
Emaar Properties PJSC	23,065,666	42,388,001
First Gulf Bank PJSC	5,860,928	22,897,678
National Bank of Abu Dhabi PJSC	4,156,933	11,770,083

		170,527,139

TOTAL COMMON STOCKS
(Cost: $23,421,543,491)		20,169,922,601

Security	Shares	Value
PREFERRED STOCKS — 3.49%

BRAZIL — 2.33%
AES Tiete SA	691,000	$2,847,665
Banco Bradesco SA	15,393,909	97,420,441
Banco do Estado do Rio Grande do Sul SA Class B	1,204,100	2,555,479
Braskem SA Class A	1,016,700	3,927,509
Centrais Eletricas Brasileiras SA Class B	1,492,037	3,076,449
Cia. Brasileira de Distribuicao	922,986	16,091,595
Cia. Energetica de Minas Gerais	4,745,302	9,797,425
Cia. Energetica de Sao Paulo Class B	1,191,100	5,274,883
Cia. Paranaense de Energia Class B	686,075	5,839,337
Gerdau SA	5,248,485	7,565,254
Itau Unibanco Holding SA	18,640,167	135,876,569
Itausa – Investimentos Itau SA	21,830,964	43,634,956
Lojas Americanas SA	3,189,670	14,274,589
Oi SA	1,816,176	1,346,331
Petroleo Brasileiro SA	23,883,427	60,261,842
Suzano Papel e Celulose SA Class A	2,250,400	10,861,976
Telefonica Brasil SA	2,045,367	22,681,687
Usinas Siderurgicas de Minas Gerais SA Class A	2,340,800	1,915,185
Vale SA	11,511,851	44,723,095

		489,972,267
CHILE — 0.07%
Embotelladora Andina SA Class B	1,455,146	4,994,318
Sociedad Quimica y Minera de Chile SA Series B	595,230	9,345,905

		14,340,223
COLOMBIA — 0.20%
Banco Davivienda SA	638,342	4,919,371
Bancolombia SA	2,797,034	23,851,869
Grupo Aval Acciones y Valores SA	18,258,093	6,964,458
Grupo de Inversiones Suramericana SA	509,286	5,775,255

		41,510,953

SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
RUSSIA — 0.23%
AK Transneft OAO	9,749	$22,502,188
Surgutneftegas OAO	42,953,100	25,880,016

		48,382,204
SOUTH KOREA — 0.66%
AmorePacific Corp.	36,822	5,681,687
Hyundai Motor Co.	133,759	10,969,878
Hyundai Motor Co. Series 2	233,141	19,711,773
LG Chem Ltd.	49,725	7,273,240
Samsung Electronics Co. Ltd.	127,921	94,095,346

		137,731,924

TOTAL PREFERRED STOCKS
(Cost: $1,256,457,709)		731,937,571

SHORT-TERM INVESTMENTS — 4.09%

MONEY MARKET FUNDS — 4.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	812,916,830	812,916,830
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	46,681,681	46,681,681

		859,598,511

TOTAL SHORT-TERM INVESTMENTS
(Cost: $859,598,511)		859,598,511

Value
TOTAL INVESTMENTS IN SECURITIES — 103.62%
(Cost: $25,537,599,711)	$21,761,458,683
Other Assets, Less Liabilities — (3.62)%	(760,593,685)

NET ASSETS — 100.00%	$21,000,864,998

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	2,060	Sep. 2015	NYSE LIFFE	$84,202,500	$(9,577,921)

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$—	$24,678,001,200
Affiliated (Note 2)	245,330,292	859,598,511

Total cost of investments	$245,330,292	$25,537,599,711

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$20,901,860,172
Affiliated (Note 2)	211,379,034	859,598,511

Total fair value of investments	211,379,034	21,761,458,683
Foreign currency, at value[b]	—	23,433,978
Cash	—	149,057,369
Cash pledged to broker	—	3,071,010
Receivables:
Investment securities sold	—	148,841,091
Dividends and interest	3	36,726,071
Unrealized appreciation on forward currency contracts (Note 1)	4,944,311	—
Capital shares sold	15,327	—
Futures variation margin	—	178,505

Total Assets	216,338,675	22,122,766,707

LIABILITIES
Payables:
Investment securities purchased	2,596,708	98,805,685
Collateral for securities on loan (Note 1)	—	859,598,511
Capital shares redeemed	16,240	122,686,429
Line of credit (Note 9)	—	25,000,832
Foreign taxes (Note 1)	—	1,784,375
Securities related to in-kind transactions (Note 4)	—	131,729
Unrealized depreciation on forward currency contracts (Note 1)	1,859,373	—
Investment advisory fees (Note 2)	1,449	13,894,148

Total Liabilities	4,473,770	1,121,901,709

NET ASSETS	$211,864,905	$21,000,864,998

Net assets consist of:
Paid-in capital	$237,958,953	$34,538,178,846
Undistributed net investment income	—	92,311,084
Undistributed net realized gain (accumulated net realized loss)	4,772,272	(9,841,987,412)
Net unrealized depreciation	(30,866,320)	(3,787,637,520)

NET ASSETS	$211,864,905	$21,000,864,998

Shares outstanding[c]	9,900,000	621,450,000

Net asset value per share	$21.40	$33.79

[a]	Securities on loan with values of $ — and $802,422,761, respectively. See Note 1.
[b]	Cost of foreign currency: $ — and $23,518,338, respectively.
[c]	$0.001 par value, number of shares authorized: 250 million and 2 billion, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares Currency Hedged MSCI Emerging Markets ETF[a]	iShares MSCI Emerging Markets ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$778,832,138
Dividends — affiliated (Note 2)	1,478,109	—
Interest — unaffiliated	—	10,366
Interest — affiliated (Note 2)	7	10,494
Securities lending income — affiliated — net (Note 2)[c]	—	26,410,748

	1,478,116	805,263,746
Less: Other foreign taxes (Note 1)	—	(2,522,613)

Total investment income	1,478,116	802,741,133

EXPENSES
Investment advisory fees (Note 2)	629,603	221,482,303
Mauritius income taxes (Note 1)	—	1,157,704
Commitment fees (Note 9)	—	109,177
Interest expense (Note 9)	—	15,782

Total expenses	629,603	222,764,966
Less investment advisory fees waived (Note 2)	(617,304)	—

Net expenses	12,299	222,764,966

Net investment income	1,465,817	579,976,167

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(2,091,782,449)
Investments — affiliated (Note 2)	(268,271)	—
In-kind redemptions — unaffiliated	—	595,875,704
In-kind redemptions — affiliated (Note 2)	(1,030,779)	—
Futures contracts	—	(29,867,869)
Foreign currency transactions	5,164,162	(24,262,792)

Net realized gain (loss)	3,865,112	(1,550,037,406)

Net change in unrealized appreciation/depreciation on:
Investments	(33,951,258)	(7,689,887,253)
Forward currency contracts	3,084,938	—
Futures contracts	—	(15,877,447)
Translation of assets and liabilities in foreign currencies	—	(1,944,959)

Net change in unrealized appreciation/depreciation	(30,866,320)	(7,707,709,659)

Net realized and unrealized loss	(27,001,208)	(9,257,747,065)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,535,391)	$(8,677,770,898)

[a]	For the period from September 23, 2014 (commencement of operations) to August 31, 2015.
[b]	Net of foreign withholding tax of $ — and $90,362,825, respectively.
[c]	Net of securities lending income tax paid of $ — and $777,105, respectively.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)
	Period from September 23, 2014[a] to August 31, 2015	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,465,817	$579,976,167	$758,783,170
Net realized gain (loss)	3,865,112	(1,550,037,406)	(970,499,346)
Net change in unrealized appreciation/depreciation	(30,866,320)	(7,707,709,659)	6,267,266,623

Net increase (decrease) in net assets resulting from operations	(25,535,391)	(8,677,770,898)	6,055,550,447

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,468,085)	(661,275,094)	(673,353,625)

Total distributions to shareholders	(1,468,085)	(661,275,094)	(673,353,625)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	260,396,098	1,756,006,247	16,425,662,994
Cost of shares redeemed	(21,527,717)	(15,752,495,900)	(12,275,651,505)

Net increase (decrease) in net assets from capital share transactions	238,868,381	(13,996,489,653)	4,150,011,489

INCREASE (DECREASE) IN NET ASSETS	211,864,905	(23,335,535,645)	9,532,208,311

NET ASSETS
Beginning of period	—	44,336,400,643	34,804,192,332

End of period	$211,864,905	$21,000,864,998	$44,336,400,643

Undistributed net investment income included in net assets at end of period	$—	$92,311,084	$173,862,959

SHARES ISSUED AND REDEEMED
Shares sold	10,850,000	40,950,000	388,800,000
Shares redeemed	(950,000)	(402,300,000)	(311,400,000)

Net increase (decrease) in shares outstanding	9,900,000	(361,350,000)	77,400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Emerging Markets ETF

Period from Sept. 23, 2014[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.44

Income from investment operations:
Net investment income[b]	0.41
Net realized and unrealized loss[c]	(2.80)

Total from investment operations	(2.39)

Less distributions from:
Net investment income	(0.65)

Total distributions	(0.65)

Net asset value, end of period	$21.40

Total return	(10.01)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$211,865
Ratio of expenses to average net assets[e,f]	0.02%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.78%
Ratio of net investment income to average net assets[e]	1.82%
Portfolio turnover rate[g,h]	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 31 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$45.11	$38.44	$39.22	$42.71	$40.19

Income from investment operations:
Net investment income[a]	0.73	0.83	0.75	0.86	0.81
Net realized and unrealized gain (loss)[b]	(11.21)	6.55	(0.76)	(3.53)	2.56

Total from investment operations	(10.48)	7.38	(0.01)	(2.67)	3.37

Less distributions from:
Net investment income	(0.84)	(0.71)	(0.77)	(0.82)	(0.85)

Total distributions	(0.84)	(0.71)	(0.77)	(0.82)	(0.85)

Net asset value, end of year	$33.79	$45.11	$38.44	$39.22	$42.71

Total return	(23.46)%	19.34%	(0.08)%	(6.18)%	8.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$21,000,865	$44,336,401	$34,804,192	$34,256,628	$33,496,549
Ratio of expenses to average net assets	0.69%	0.67%	0.67%	0.68%	0.67%
Ratio of expenses to average net assets prior to waived fees	0.69%	0.68%	0.67%	0.69%	0.67%
Ratio of net investment income to average net assets	1.79%	1.98%	1.78%	2.13%	1.76%
Portfolio turnover rate[c]	10%	22%	24%	15%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 were 7%, 7%, 9%, 10% and 15%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets[a]	Non-diversified
MSCI Emerging Markets	Diversified

[a]	The Fund commenced operation on September 23, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF. The financial statements and schedule of investments for the iShares MSCI Emerging Markets ETF are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

The iShares MSCI Emerging Markets ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES®, INC.

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI Emerging Markets
Investments:
Assets:
Exchange-Traded Funds	$211,270,260	$—	$—	$211,270,260
Money Market Funds	108,774	—	—	108,774

Total	$211,379,034	$—	$—	$211,379,034

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$4,944,311	$—	$4,944,311
Liabilities:
Forward Currency Contracts	—	(1,859,373)	—	(1,859,373)

Total	$—	$3,084,938	$—	$3,084,938

MSCI Emerging Markets
Investments:
Assets:
Common Stocks	$20,098,896,373	$31,983,053	$39,043,175	$20,169,922,601
Preferred Stocks	731,937,571	—	—	731,937,571
Money Market Funds	859,598,511	—	—	859,598,511

Total	$21,690,432,455	$31,983,053	$39,043,175	$21,761,458,683

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(9,577,921)	$—	$—	$(9,577,921)

Total	$(9,577,921)	$—	$—	$(9,577,921)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The iShares Currency Hedged MSCI Emerging Markets ETF has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares MSCI Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Any dividends paid by the Subsidiary to the Fund are not subject to tax in Mauritius. Further, the Subsidiary is also exempt from tax in Mauritius on any gains from the sale of securities.

However, there can be no assurance that any future changes to the India-Mauritius treaty will not adversely affect the tax position of the Fund’s investments in India. If the DTAA is interpreted, amended, terminated, renegotiated, or possibly overridden by the General Anti-Avoidance Rules provisions (which are due to take effect April 1, 2017, the details of which are pending further authoritative guidance), in a manner that would adversely affect the tax position in India of the Fund, such an interpretation, amendment, or override renegotiation may cause the Fund to incur capital gains tax in India. Tax laws in India also include

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES®, INC.

provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive authoritative guidance on the final applicability of this provision to the Fund is available, the impact to the Fund, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Emerging Markets	$802,422,761	$802,422,761	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s consolidated statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

With respect to the iShares MSCI Emerging Markets ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Currency Hedged MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.78% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 on assets attributable to the Fund’s investments in the iShares MSCI Emerging Markets ETF (“EEM”) (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EEM’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EEM’s net total expense ratio. Prior to May 22, 2015, BFA waived a portion of its investment advisory fees on assets attributable to the Fund’s investments in EEM (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EEM’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee was equal to EEM’s net total expense ratio plus 0.03%.

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets ETF through December 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the iShares MSCI Emerging Markets ETF paid to BTC securities lending agent services and collateral investment fees in the amount of $7,730,625.

For the year ended August 31, 2015, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Emerging Markets ETF in the amount of $169,005, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s consolidated statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the period ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Each Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI Emerging Markets
iShares MSCI Emerging Markets ETF	—	6,980,255	(737,044)	6,243,211	$211,270,260	$1,478,109	$(1,299,050)

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$14,623,310	$6,248,527
MSCI Emerging Markets	3,135,531,291	10,592,196,300

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$259,575,270	$21,429,484
MSCI Emerging Markets	834,327,016	7,447,259,662

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES®, INC.

cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Emerging Markets ETF as of August 31, 2015 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[a]	$9,577,921

[a]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Emerging Markets ETF during the year ended August 31, 2015 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(29,867,869)	$(15,877,447)

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of open futures contracts held by the iShares MSCI Emerging Markets ETF for the year ended August 31, 2015:

Average value of contracts purchased	$126,441,115

6.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held by the iShares Currency Hedged MSCI Emerging Markets ETF as of August 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$4,944,311

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$1,859,373

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Currency Hedged MSCI Emerging Markets ETF during the year ended August 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$5,164,162	$3,084,938

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of outstanding forward currency contracts held by the iShares Currency Hedged MSCI Emerging Markets ETF for the year ended August 31, 2015:

Average amounts purchased in U.S. dollars	$117,820,532
Average amounts sold in U.S. dollars	$226,355,561

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Fund generally do not require collateral. To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the exposure of the open forward currency contracts held by the iShares Currency Hedged MSCI Emerging Markets ETF that are subject to potential offset on the statement of assets and liabilities as of August 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$4,944,311	$(1,474,666)	$3,469,645

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$1,859,373	$(1,474,666)	$384,707

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets, with the iShares Currency Hedged MSCI Emerging Markets ETF investing indirectly, in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI Emerging Markets ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to the use of equalization, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Emerging Markets	$(909,428)	$2,268	$907,160
MSCI Emerging Markets	391,951,262	(252,948)	(391,698,314)

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
Currency Hedged MSCI Emerging Markets
Ordinary income	$1,468,085	N/A

MSCI Emerging Markets
Ordinary income	$661,275,094	$673,353,625

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI Emerging Markets	$3,108,288	$4,214,422	$—	$(33,416,758)	$—	$(26,094,048)
MSCI Emerging Markets	147,435,024	—	(7,134,479,897)	(4,928,527,642)	(1,621,741,333)	(13,537,313,848)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2015, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Emerging Markets	$4,817,904,318	$13,844,901	$228,196,854	$1,201,366,175	$873,167,649	$7,134,479,897

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$245,590,103	$—	$(34,211,069)	$(34,211,069)
MSCI Emerging Markets	26,687,703,880	2,717,407,736	(7,643,652,933)	(4,926,245,197)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

9.	LINE OF CREDIT

The iShares MSCI Emerging Markets ETF, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

On September 17, 2015, the Board amended the terms of the credit agreement as follows: (i) increased the maximum borrowing amount to $250 million; (ii) increased the commitment fee to 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed; and (iii) extended the expiration date to October 28, 2016. These changes are expected to be effective on or around October 28, 2015.

For the year ended August 31, 2015, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $75,750,000, $1,313,699 and 1.18%, respectively.

10.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund (the “Plaintiffs”) against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. The Plaintiffs sought injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. The Defendants believe that the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. The Court dismissed the complaint with prejudice on October 24, 2013. The Plaintiffs filed a notice of appeal on November 8, 2013. On February 13, 2014, the Plaintiffs filed an appeal brief with the United States Court of Appeals for the Sixth Circuit (the “Sixth Circuit”). Oral argument of the Plaintiffs’ appeal was heard by the Sixth Circuit on July 30, 2014. On September 30, 2014, the Sixth Circuit affirmed the dismissal of the lawsuit. On December 29, 2014, the Plaintiffs filed a petition for a writ of certiorari asking the U.S. Supreme Court to hear their appeal of the Sixth Circuit’s ruling. On March 2, 2015, the U.S. Supreme Court denied the Plaintiffs’ petition, which concluded the lawsuit.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Emerging Markets ETF and iShares MSCI Emerging Markets ETF and its subsidiary (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares MSCI Emerging Markets ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$1,258,807
MSCI Emerging Markets	500,975,310

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the iShares Currency Hedged MSCI Emerging Markets ETF intends to pass through to its shareholders foreign source income earned of $1,739,750 and foreign taxes paid of $261,641 by the underlying fund pursuant to Section 852(g)(1) of the Code.

For the fiscal year ended August 31, 2015, the iShares MSCI Emerging Markets ETF earned foreign source income of $868,547,881 and paid foreign taxes of $94,819,662 which it intends to pass through to its shareholders pursuant to Section 853 of the Code.

Under Section 871(k)(2)(C) of the Code, the iShares Currency Hedged MSCI Emerging Markets ETF hereby designates $2,268 as short-term capital gain dividends for the fiscal year ended August 31, 2015.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Currency Hedged MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th Lipper quintile. The Board further noted that the Fund’s pricing reflects the additional complexity associated with the Fund’s currency hedging strategy, as compared to many of the competitor funds as determined by Lipper, which are not currency hedged.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

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the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

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15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Emerging Markets ETF (“EEM”), Fund shareholders would benefit from breakpoints in EEM’s investment advisory fee rate as the assets of EEM, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

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underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted management’s assertion that the Fund’s pricing reflects its capital markets ecosystem (i.e., linkage with other capital market instruments, such as options, futures and structured products) and its greater liquidity as compared to its competitor funds as determined by Lipper. In addition, the Board noted that the Fund’s investment advisory fee rate and overall expenses (net of waivers and reimbursements) were 3.8 basis points higher than those of a competitor fund in the Lipper Group ranked in the 3rd Lipper quintile.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the

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Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Markets	$0.653937	$—	$—	$0.653937	100%	—%	—%	100%
MSCI Emerging Markets	0.820134	—	0.016139	0.836273	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Emerging Markets ETF

Period Covered: September 23, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	3.09%
Between 0.5% and –0.5%	188	96.91

	194	100.00%

iShares MSCI Emerging Markets ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	50	3.62
Greater than 0.5% and Less than 1.0%	239	17.30
Between 0.5% and –0.5%	756	54.71
Less than –0.5% and Greater than –1.0%	196	14.18
Less than –1.0% and Greater than –1.5%	70	5.07
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2014 was USD 5.50 million. This figure is comprised of fixed remuneration of USD 2.22 million and variable remuneration of USD 3.28 million. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 0.76 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.14 million.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-85-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Eurozone ETF | EZU | NYSE Arca
➢	iShares MSCI Germany ETF | EWG | NYSE Arca
➢	iShares MSCI Italy Capped ETF | EWI | NYSE Arca
➢	iShares MSCI Spain Capped ETF | EWP | NYSE Arca
➢	iShares MSCI Switzerland Capped ETF | EWL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply —primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil —experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROZONE ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.62)%	(7.44)%	(7.43)%	(7.62)%	(7.44)%	(7.43)%
5 Years	6.27%	6.42%	6.38%	35.54%	36.52%	36.24%
10 Years	2.77%	2.68%	2.91%	31.44%	30.32%	33.18%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$937.80	$2.30	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROZONE ETF

The iShares MSCI Eurozone ETF (the “Fund”) (formerly the iShares MSCI EMU ETF) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -7.62%, net of fees, while the total return for the Index was -7.43%.

Eurozone equities, as represented by the Index, produced a negative return for the reporting period and slightly underperformed the broad international developed markets. Stocks in the eurozone performed well in the early months of 2015 as investors grew more optimistic about the ongoing efforts of the European Central Bank to stimulate economic growth in the eurozone. Later in the reporting period, however, the momentum slowed, as worries about the Greek debt crisis and a weakening of the region’s euro currency took hold. The euro depreciated by 15% relative to the U.S. dollar, which meaningfully detracted from Index performance in U.S. dollar terms. The steep decline in the Chinese stock market near the end of the reporting period put further pressure on eurozone stocks.

Equities in France, Germany, and Spain, which together accounted for nearly 75% of the Index, were especially hard hit by the euro’s weakness and extreme volatility in the Chinese markets toward the end of the reporting period, with each country producing negative returns in U.S. dollar terms.

French stocks posted a moderate decline, as early enthusiasm about economic improvements in the eurozone were offset by geopolitical tensions and falling energy prices, as well as a slowdown in manufacturing and construction during the second half of the reporting period. Similarly, German equities declined by a similar amount, with weakness in the materials, industrials, and utilities sectors as the most significant detractors during the reporting period. Stocks in Spain also fell during the reporting period, mainly due to poor performance in the financials sector.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Financials	24.06%
Consumer Discretionary	14.55
Industrials	13.18
Consumer Staples	10.44
Health Care	8.85
Materials	7.69
Information Technology	5.66
Utilities	5.43
Telecommunication Services	5.27
Energy	4.87

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRIES

As of 8/31/15

Country	Percentage of Total Investments*
France	32.58%
Germany	29.28
Spain	11.51
Netherlands	9.45
Italy	7.89
Belgium	4.25
Finland	2.73
Ireland	1.27
Austria	0.57
Portugal	0.47

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.50)%	(7.31)%	(7.34)%	(7.50)%	(7.31)%	(7.34)%
5 Years	8.60%	8.77%	8.74%	51.06%	52.24%	52.05%
10 Years	5.74%	5.63%	5.87%	74.69%	73.00%	76.88%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$899.50	$2.25	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY ETF

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -7.50%, net of fees, while the total return for the Index was -7.34%.

German stocks, as represented by the Index, produced a negative return during the reporting period and slightly underperformed the broad international developed markets. Germany’s currency, the euro, depreciated 15% relative to the U.S. dollar, which meaningfully detracted from Index performance as German stocks were valued lower when translated back into U.S. dollars.

German stock market performance was uneven during the reporting period. Stock prices surged early in 2015, as investors grew more optimistic about the European Central Bank’s ongoing efforts to stimulate economic growth in the eurozone. By mid-year 2015, however, German stocks had begun to retreat. Among the factors influencing the decline in German stocks were worries about a bond market sell-off, a weakening of the euro against other world currencies, and nagging doubts over the intractable Greek debt crisis. Late in the reporting period, the further slowing of the Chinese economy and the extreme volatility of its stock market delivered a major blow to the world’s capital markets, putting additional downward pressure on the performance of German stocks.

With the exception of the healthcare and telecommunication services sectors, which turned in positive results from the perspective of U.S. investors, all other sectors of the Index produced negative returns during the reporting period. Materials, industrials, and utilities were the most notable sector detractors, due in part to a slump in industrial output and exports during 2015’s second quarter. A decline in the consumer discretionary sector, which at an average weighting of 21% made up the largest segment of the Index, also detracted meaningfully from the Index’s performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Consumer Discretionary	20.49%
Financials	18.43
Health Care	15.73
Materials	13.78
Industrials	12.20
Information Technology	7.64
Telecommunication Services	5.24
Consumer Staples	3.77
Utilities	2.72

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*
Bayer AG Registered	10.15%
Siemens AG Registered	7.12
Daimler AG Registered	7.00
BASF SE	6.69
Allianz SE Registered	6.60
SAP SE	5.98
Deutsche Telekom AG Registered	4.91
Deutsche Bank AG Registered	3.68
Linde AG	2.92
Volkswagen AG (Preferred)	2.80

TOTAL	57.85%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.66)%	(5.10)%	(5.52)%	(5.66)%	(5.10)%	(5.52)%
5 Years	2.40%	2.65%	2.34%	12.57%	13.99%	12.27%
10 Years	(2.29)%	(2.30)%	(2.31)%	(20.64)%	(20.78)%	(20.86)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.90	$2.37	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY CAPPED ETF

The iShares MSCI Italy Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -5.66%, net of fees, while the total return for the Index was -5.52%.

Italian stock prices, as measured by the Index, receded during the reporting period, but outperformed broad international developed markets. Italy’s currency, the euro, depreciated by 15% relative to the U.S. dollar, which meaningfully detracted from the Index’s performance as Italian stocks were valued lower when translated back into U.S. dollars.

After a long recession, the Italian economy began a gradual recovery during most of the reporting period. The recovery was driven mainly by domestic consumption, but also helped to a lesser extent by exports, which were supported by the decline in the value of the euro. Tax and labor reforms in Italy, coupled with the European Central Bank’s more accommodative monetary policy, helped boost corporate profits and spur the recovery’s momentum. However, volatility in the Chinese stock market late in the reporting period detracted appreciably from that gathering momentum among Italian stocks while also negatively affecting most world equity markets.

Energy prices declined considerably during the reporting period, affecting the stocks of several large Italian energy companies and making energy the most meaningful detractor in the Index from the perspective of U.S. investors. The utilities sector also posted a significant loss for the reporting period, while the financials sector, the Index’s single largest weighting at about 38% on average, struggled as well.

On the upside, robust domestic consumption drove strong performance within the consumer discretionary sector during the reporting period. The industrials sector also contributed to the Index’s performance, albeit to a lesser extent.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	41.39%
Utilities	16.49
Energy	15.52
Industrials	11.71
Consumer Discretionary	10.60
Telecommunication Services	4.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Intesa Sanpaolo SpA	13.55%
Eni SpA	12.02
Enel SpA	8.89
UniCredit SpA	8.73
Assicurazioni Generali SpA	4.38
Luxottica Group SpA	4.35
Atlantia SpA	4.23
Fiat Chrysler Automobiles NV	4.18
Snam SpA	3.97
Telecom Italia SpA	3.16

TOTAL	67.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(17.63)%	(17.29)%	(17.16)%	(17.63)%	(17.29)%	(17.16)%
5 Years	2.34%	2.51%	1.75%	12.28%	13.20%	9.04%
10 Years	3.41%	3.37%	3.24%	39.89%	39.32%	37.62%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$926.00	$2.28	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

The iShares MSCI Spain Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -17.63%, net of fees, while the total return for the Index was -17.16%.

Spanish stocks, as represented by the Index, produced a negative return during the reporting period and widely underperformed the broad international developed markets. The decline was mainly attributable to global market reactions to a decelerating Chinese economy and the extreme volatility of Chinese stocks late in the reporting period. Additionally, Spain’s currency, the euro, depreciated by 15% relative to the U.S. dollar, which detracted meaningfully from the performance of the dollar-denominated Index because Spanish stocks were valued lower when translated back into U.S. dollars.

Despite the negative performance of Spanish stocks, the economy of Spain continued its recovery for most of the reporting period. The country’s economy grew in 2014, the first year of economic expansion since Spain’s real-estate market collapsed in 2007, and was on track to grow even more quickly during 2015. Low inflation, the weak euro, falling energy prices, and improving financial stability in the eurozone all contributed to an accelerating Spanish economy. Like most other eurozone markets, however, Spanish equities were vulnerable to geopolitical tensions in Greece, as well as the economic crisis in China, and stock prices declined on news of these events.

The financials sector, the largest segment of the Index, was the most significant detractor from Index performance during the reporting period from the perspective of U.S. investors. Many Spanish bank stocks declined in the wake of the real-estate collapse, which left banks holding large amounts of nonperforming assets. Energy stocks also performed poorly. On the upside, equities in the consumer discretionary and information technology sectors delivered positive results.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	42.84%
Industrials	14.83
Utilities	12.95
Telecommunication Services	11.86
Information Technology	4.66
Consumer Discretionary	4.64
Energy	4.29
Health Care	2.23
Consumer Staples	1.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Banco Santander SA	17.34%
Telefonica SA	11.86
Banco Bilbao Vizcaya Argentaria SA	10.75
Iberdrola SA	5.10
Amadeus IT Holding SA Class A	4.66
Industria de Diseno Textil SA	4.64
Repsol SA	4.28
CaixaBank SA	3.42
Ferrovial SA	3.42
Banco de Sabadell SA	3.19

TOTAL	68.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.92)%	(3.12)%	(2.89)%	(2.92)%	(3.12)%	(2.89)%
5 Years	10.60%	10.59%	10.49%	65.49%	65.42%	64.65%
10 Years	8.18%	8.10%	7.72%	119.47%	117.93%	110.33%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$974.90	$2.34	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

The iShares MSCI Switzerland Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -2.92%, net of fees, while the total return for the Index was -2.89%.

Swiss stocks, as represented by the Index, produced a negative return during the reporting period but outperformed the broad international developed markets. The decline was mainly due to global market reactions to a decelerating Chinese economy and the extreme volatility of Chinese stocks late in the reporting period. Additionally, Switzerland’s currency, the Swiss franc, depreciated by approximately 5% relative to the U.S. dollar during the reporting period, which detracted from the performance of the dollar-denominated Index as Swiss stocks were valued lower when translated back into U.S. dollars.

Swiss stock prices declined in U.S. dollar terms during the reporting period, as the Swiss economy had difficulty establishing a sustained growth trajectory. The Swiss economy began to struggle in early 2015 when the Swiss central bank decided to allow the Swiss franc to float freely relative to the euro, ending a period when the Swiss franc was artificially pegged to the euro. This currency-exchange decision led to an abrupt appreciation of the Swiss franc. GDP in Switzerland declined 0.2% during the first quarter of 2015, but returned to modest growth in the second quarter, growing by 0.2% or an annualized rate of 1%, as the Swiss economy adjusted to the currency appreciation. Solid private consumption and fixed investment spending by businesses and the Swiss government during the latter portion of the reporting period helped offset the Swiss franc’s negative effects on demand for Swiss exports.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Health Care	31.91%
Financials	20.05
Consumer Staples	19.78
Industrials	10.85
Materials	9.11
Consumer Discretionary	6.17
Telecommunication Services	1.48
Energy	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Nestle SA Registered	16.79%
Novartis AG Registered	15.53
Roche Holding AG	12.96
UBS Group AG	4.46
ABB Ltd. Registered	3.88
Credit Suisse Group AG Registered	3.81
Zurich Insurance Group AG	3.78
Cie. Financiere Richemont SA Class A Registered	3.60
Syngenta AG Registered	3.02
Swiss Re AG	2.90

TOTAL	70.73%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.05%

AUSTRIA — 0.57%
Andritz AG	209,525	$10,029,489
Erste Group Bank AGa	749,223	22,293,032
IMMOEAST AG Escrow[a]	105,078	1
IMMOFINANZ AG Escrow[a]	68,575	1
OMV AG	392,965	10,056,844
Raiffeisen Bank International AGa,b	320,185	4,330,320
Voestalpine AG	299,061	10,924,186

		57,633,873
BELGIUM — 4.24%
Ageas	538,932	22,041,369
Anheuser-Busch InBev SA/NV	2,152,270	235,036,270
Colruyt SA	190,123	9,267,990
Delhaize Group	275,874	24,701,517
Groupe Bruxelles Lambert SA	213,794	16,589,260
KBC Groep NV	673,974	44,684,452
Proximus	409,611	14,730,609
Solvay SA	159,107	18,701,503
Telenet Group Holding NVa	141,988	7,993,059
UCB SA	338,759	25,636,789
Umicore SA	255,718	10,216,296

		429,599,114
FINLAND — 2.72%
Elisa OYJ	382,740	12,737,143
Fortum OYJ	1,211,293	19,693,747
Kone OYJ Class B	903,552	35,718,520
Metso OYJ	301,798	7,439,620
Neste OYJ	343,942	8,817,652
Nokia OYJ	9,864,922	61,679,320
Nokian Renkaat OYJ[b]	304,353	8,215,351
Orion OYJ Class B	270,879	10,738,531
Sampo OYJ Class A	1,196,443	57,686,619
Stora Enso OYJ Class R	1,471,741	13,085,492
UPM-Kymmene OYJ	1,428,144	23,795,492
Wartsila OYJ Abp	396,502	16,402,831

		276,010,318
FRANCE — 32.52%
Accor SA	562,578	26,651,978
Aeroports de Paris	78,500	9,002,626
Air Liquide SA	924,162	110,645,654
Airbus Group SE	1,580,077	102,846,935
Alcatel-Lucent[a]	7,379,912	24,757,951

Security	Shares	Value
Alstom SAa	579,878	$17,978,668
ArcelorMittal	2,670,951	20,767,037
Arkema SA	176,384	12,433,420
Atos	231,161	17,543,142
AXA SA	5,252,742	132,281,008
BNP Paribas SA	2,837,019	178,875,510
Bollore SA	2,325,865	12,556,339
Bouygues SA	539,188	20,505,189
Bureau Veritas SA	710,099	16,195,775
Cap Gemini SA	416,009	37,346,972
Carrefour SA	1,475,994	47,928,595
Casino Guichard Perrachon SA	150,349	9,501,483
Christian Dior SE	145,422	26,951,153
Cie. de Saint-Gobain	1,278,293	58,675,270
Cie. Generale des Etablissements Michelin Class B	497,755	48,126,893
CNP Assurances	462,344	7,123,274
Credit Agricole SA	2,763,104	37,415,850
Danone SA	1,554,420	96,474,262
Dassault Systemes	342,355	23,741,540
Edenred	551,769	11,688,148
Electricite de France SA	655,382	14,165,714
Engie	3,936,242	70,502,766
Essilor International SA	549,632	65,527,766
Eurazeo SA	108,170	7,017,738
Eutelsat Communications SA	454,197	13,677,429
Fonciere des Regions	81,924	6,826,855
Gecina SA	93,174	11,734,721
Groupe Eurotunnel SE Registered	1,253,190	16,941,660
Hermes International	71,223	25,270,363
ICADE	91,811	6,568,517
Iliad SA	71,332	16,089,402
Imerys SA	96,325	6,634,588
Ingenico Group	146,841	18,164,696
JCDecaux SA	203,217	7,293,378
Kering	203,302	34,796,423
Klepierre	505,275	22,204,813
L’Oreal SA	676,675	115,779,294
Lagardere SCA	317,416	8,624,865
Legrand SA	709,341	40,877,405
LVMH Moet Hennessy Louis Vuitton SE	748,568	124,683,188
Natixis SA	2,523,582	16,004,628

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
Numericable-SFR SAS[a]	261,818	$13,449,409
Orange SA	5,326,278	84,090,425
Pernod Ricard SA	569,334	59,660,013
Peugeot SAa	1,159,258	20,003,802
Publicis Groupe SA	503,550	35,839,737
Remy Cointreau SA	66,728	3,952,274
Renault SA	514,898	42,745,709
Rexel SA	779,880	11,949,971
Safran SA	782,023	61,004,978
Sanofi	3,150,029	311,205,397
Schneider Electric SE	1,487,246	93,871,614
SCOR SE	409,398	14,422,481
SES SA	862,037	25,572,524
Societe BIC SA	77,876	12,342,931
Societe Generale SA	1,941,419	94,530,239
Sodexo SA	252,320	22,174,080
STMicroelectronics NV	1,708,423	12,391,182
Suez Environnement Co.	812,400	14,642,078
Technip SA	280,808	15,279,174
Thales SA	276,481	19,024,625
Total SA	5,771,451	263,882,215
Unibail-Rodamco SE	262,524	68,024,049
Valeo SA	212,583	26,678,308
Veolia Environnement SA	1,225,758	26,851,171
Vinci SA	1,278,633	82,251,757
Vivendi SA	3,100,310	76,582,044
Wendel SA	77,876	9,978,185
Zodiac Aerospace	539,090	16,372,780

		3,296,174,033
GERMANY — 27.45%
adidas AG	561,804	42,000,319
Allianz SE Registered	1,225,013	195,256,140
Axel Springer SE	119,834	7,246,765
BASF SE	2,464,462	198,325,818
Bayer AG Registered	2,213,358	299,964,088
Bayerische Motoren Werke AG	887,024	81,719,287
Beiersdorf AG	271,141	22,415,352
Brenntag AG	414,103	23,005,232
Commerzbank AGa	2,857,862	31,996,716
Continental AG	295,046	62,631,969
Daimler AG Registered	2,583,435	207,436,927
Deutsche Annington Immobilien SE	1,247,681	40,801,393
Deutsche Bank AG Registered	3,694,677	108,775,460
Deutsche Boerse AG	518,300	46,338,439

Security	Shares	Value
Deutsche Lufthansa AG Registered[a]	629,350	$7,654,799
Deutsche Post AG Registered	2,603,048	71,619,922
Deutsche Telekom AG Registered	8,519,593	145,531,834
Deutsche Wohnen AG Bearer	904,582	23,758,405
E.ON SE	5,392,163	61,053,569
Evonik Industries AG	374,935	13,949,903
Fraport AG Frankfurt Airport Services Worldwide	112,233	6,775,789
Fresenius Medical Care AG & Co. KGaA	585,245	44,729,855
Fresenius SE & Co. KGaA	1,018,845	71,978,855
GEA Group AG	491,378	19,160,493
Hannover Rueck SE	161,729	16,421,911
HeidelbergCement AG	377,237	28,472,663
Henkel AG & Co. KGaA	277,510	25,441,917
HUGO BOSS AG	180,269	20,582,919
Infineon Technologies AG	3,028,890	33,103,810
K+S AG Registered	513,764	19,190,039
Kabel Deutschland Holding AGa	58,679	7,945,863
Lanxess AG	245,823	12,477,640
Linde AG	498,600	86,539,707
MAN SE	95,272	9,981,335
Merck KGaA	347,125	33,166,060
METRO AG	477,050	13,913,929
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen Registered	446,465	81,943,223
Osram Licht AG	239,522	12,657,004
ProSiebenSat.1 Media SE Registered	587,485	28,572,502
QIAGEN NVa	596,367	15,746,817
RTL Group SAa	103,497	9,002,623
RWE AG	1,322,048	19,842,741
SAP SE	2,638,116	177,330,924
Siemens AG Registered	2,127,737	210,900,013
Symrise AG	331,243	19,964,571
Telefonica Deutschland Holding AG	1,600,073	9,722,795
ThyssenKrupp AG	987,123	21,374,822
United Internet AG Registered[c]	330,294	16,041,738
Volkswagen AG	94,638	17,677,176

		2,782,142,071

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
IRELAND — 1.27%
Bank of Ireland[a]	74,247,527	$29,533,987
CRH PLC	2,197,677	65,724,027
Irish Bank Resolution Corp. Ltd.[a]	446,666	5
Kerry Group PLC Class A	426,102	31,678,618
Ryanair Holdings PLC	43,520	599,311
Ryanair Holdings PLC ADR	9,599	700,247

		128,236,195
ITALY — 7.88%
Assicurazioni Generali SpA	3,153,243	57,697,282
Atlantia SpA	1,123,315	30,031,963
Banca Monte dei Paschi di Siena SpA[a]	6,768,726	14,205,497
Banco Popolare SCa	789,013	13,544,240
CNH Industrial NV	2,562,676	20,215,202
Enel Green Power SpA	4,681,105	8,916,800
Enel SpA	18,955,437	85,298,075
Eni SpA	6,827,097	111,915,986
EXOR SpA	272,977	12,531,520
Finmeccanica SpA[a]	1,022,484	13,828,514
Intesa Sanpaolo SpA	33,879,724	123,529,061
Intesa Sanpaolo SpA RSP	2,494,160	8,227,613
Luxottica Group SpA	456,748	30,911,873
Mediobanca SpA	1,559,760	15,642,009
Pirelli & C. SpA	719,589	12,046,111
Prysmian SpA	540,358	11,546,331
Saipem SpA[a],b	718,020	6,906,986
Snam SpA	5,620,068	27,468,754
Telecom Italia SpA[a]	27,187,193	32,991,689
Telecom Italia SpA RSP	16,200,887	16,219,784
Tenaris SA	1,272,859	16,515,837
Terna Rete Elettrica Nazionale SpA	4,032,905	18,780,418
UniCredit SpA	12,786,789	83,529,865
Unione di Banche Italiane SpA	2,411,375	18,805,536
UnipolSai SpA	2,982,264	6,823,600

		798,130,546
NETHERLANDS — 9.44%
Aegon NV	4,836,863	29,732,493
Akzo Nobel NV	658,458	44,518,970
Altice NV Class Aa	697,012	19,856,968
Altice NV Class Ba	226,176	7,090,975
ASML Holding NV	927,388	84,876,786
Boskalis Westminster NV	231,316	12,034,168

Security	Shares	Value
Delta Lloyd NV	587,737	$6,234,579
Fiat Chrysler Automobiles NVa	2,417,676	33,970,924
Gemalto NVb	214,552	15,434,029
Heineken Holding NV	270,535	18,854,958
Heineken NV	619,493	48,936,989
ING Groep NV CVA	10,344,718	158,162,646
Koninklijke Ahold NV	2,400,532	47,380,744
Koninklijke DSM NV	487,153	25,606,047
Koninklijke KPN NV	8,598,003	33,449,454
Koninklijke Philips NV	2,507,359	64,393,623
Koninklijke Vopak NV	188,767	7,766,771
NN Group NV	513,955	15,678,507
OCI NVa	225,587	6,642,800
Randstad Holding NV	339,800	21,455,025
RELX NV	2,737,153	42,124,957
TNT Express NV	1,328,561	11,218,483
Unilever NV CVA	4,372,922	175,096,411
Wolters Kluwer NV	808,547	25,593,840

		956,111,147
PORTUGAL — 0.47%
Banco Comercial Portugues SA Registered[a],b	102,490,227	7,234,936
EDP – Energias de Portugal SA	5,838,059	20,448,864
Galp Energia SGPS SA	1,036,124	10,909,697
Jeronimo Martins SGPS SA	673,974	9,326,567

		47,920,064
SPAIN — 11.49%
Abertis Infraestructuras SA	1,292,736	21,380,011
ACS Actividades de Construccion y Servicios SA	529,909	17,180,528
Aena SAa,d	182,399	20,948,747
Amadeus IT Holding SA Class A	1,206,641	50,444,643
Banco Bilbao Vizcaya Argentaria SA	16,875,790	156,247,685
Banco de Sabadell SA	13,541,381	28,828,914
Banco Popular Espanol SA	4,595,990	19,677,406
Banco Santander SA	38,317,593	234,424,279
Bankia SA	12,646,100	15,261,037
Bankinter SA	1,846,661	13,904,910
CaixaBank SA	6,987,977	30,223,900
Distribuidora Internacional de Alimentacion SA	1,693,536	10,182,556
Enagas SA	391,608	10,715,414

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
Endesa SA	799,155	$16,565,879
Ferrovial SA	1,184,440	28,295,149
Gas Natural SDG SA	952,535	19,318,404
Grifols SA	405,221	16,597,797
Iberdrola SA	14,456,269	98,080,370
Industria de Diseno Textil SA	2,938,848	97,933,171
International Consolidated Airlines Group SAa	2,247,829	18,736,547
Mapfre SA	3,040,366	8,959,697
Red Electrica Corp. SA	208,608	16,652,007
Repsol SA	2,874,302	41,079,447
Telefonica SA	11,895,653	167,813,055
Zardoya Otis SA	481,010	5,136,399
Zardoya Otis SA New[a]	17,881	190,940

		1,164,778,892

TOTAL COMMON STOCKS
(Cost: $10,959,451,063)		9,936,736,253

PREFERRED STOCKS — 1.78%

GERMANY — 1.78%
Bayerische Motoren Werke AG	147,569	10,732,934
Fuchs Petrolub SE	187,754	8,089,045
Henkel AG & Co. KGaA	479,428	50,120,658
Porsche Automobil Holding SE	409,599	28,505,729
Volkswagen AG	436,004	82,807,925

		180,256,291

TOTAL PREFERRED STOCKS
(Cost: $224,254,615)		180,256,291

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	19,595,068	19,595,068
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	1,125,245	1,125,245
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[e,f]	5,629,272	5,629,272

		26,349,585

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,349,585)		26,349,585

Value
TOTAL INVESTMENTS IN SECURITIES — 100.09%
(Cost: $11,210,055,263)	$10,143,342,129
Other Assets, Less Liabilities — (0.09)%	(8,726,301)

NET ASSETS — 100.00%	$10,134,615,828

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 93.49%

AIR FREIGHT & LOGISTICS — 2.40%
Deutsche Post AG Registered	5,771,868	$158,806,420

		158,806,420
AIRLINES — 0.25%
Deutsche Lufthansa AG Registered[a]	1,379,932	16,784,146

		16,784,146
AUTO COMPONENTS — 2.10%
Continental AG	655,278	139,101,535

		139,101,535
AUTOMOBILES — 10.32%
Bayerische Motoren Werke AG	1,972,295	181,702,571
Daimler AG Registered	5,735,569	460,537,542
Volkswagen AG	210,938	39,400,538

		681,640,651
BANKS — 1.07%
Commerzbank AGa	6,341,078	70,994,916

		70,994,916
CAPITAL MARKETS — 3.66%
Deutsche Bank AG Registered	8,216,113	241,891,638

		241,891,638
CHEMICALS — 11.77%
BASF SE	5,471,232	440,293,484
Evonik Industries AG	828,160	30,812,679
K+S AG Registered	1,140,144	42,586,495
Lanxess AG	545,188	27,672,998
Linde AG	1,106,385	192,030,151
Symrise AG	734,371	44,261,771

		777,657,578
CONSTRUCTION MATERIALS — 0.96%
HeidelbergCement AG	839,543	63,366,067

		63,366,067
DIVERSIFIED FINANCIAL SERVICES — 1.56%
Deutsche Boerse AG	1,149,657	102,784,702

		102,784,702
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.22%
Deutsche Telekom AG Registered	18,914,177	323,092,297
Telefonica Deutschland Holding AG	3,546,848	21,552,314

		344,644,611

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.42%
Osram Licht AG	530,076	$28,010,681

		28,010,681
FOOD & STAPLES RETAILING — 0.47%
METRO AG	1,061,869	30,971,115

		30,971,115
HEALTH CARE PROVIDERS & SERVICES — 3.92%
Fresenius Medical Care AG & Co. KGaA	1,297,683	99,180,979
Fresenius SE & Co. KGaA	2,259,836	159,651,771

		258,832,750
HOUSEHOLD PRODUCTS — 0.86%
Henkel AG & Co. KGaA	619,028	56,752,042

		56,752,042
INDUSTRIAL CONGLOMERATES — 7.09%
Siemens AG Registered	4,723,182	468,158,963

		468,158,963
INSURANCE — 9.88%
Allianz SE Registered	2,722,277	433,906,659
Hannover Rueck SE	359,193	36,472,342
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	993,868	182,412,389

		652,791,390
INTERNET SOFTWARE & SERVICES — 0.54%
United Internet AG Registered[b]	732,694	35,585,524

		35,585,524
LIFE SCIENCES TOOLS & SERVICES — 0.52%
QIAGEN NVa,c	1,312,496	34,655,898

		34,655,898
MACHINERY — 0.98%
GEA Group AG	1,089,331	42,476,706
MAN SE	209,715	21,971,152

		64,447,858
MEDIA — 1.77%
Axel Springer SE	265,218	16,038,625
Kabel Deutschland Holding AGa	131,586	17,818,374
ProSiebenSat.1 Media SE Registered	1,303,340	63,388,316
RTL Group SAa	230,265	20,029,460

		117,274,775

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2015

Security	Shares	Value
METALS & MINING — 0.72%
ThyssenKrupp AG	2,191,281	$47,449,244

		47,449,244
MULTI-UTILITIES — 2.70%
E.ON SE	11,921,693	134,985,145
RWE AG	2,915,180	43,754,208

		178,739,353
PERSONAL PRODUCTS — 0.75%
Beiersdorf AG	600,319	49,628,650

		49,628,650
PHARMACEUTICALS — 11.22%
Bayer AG Registered	4,925,906	667,580,618
Merck KGaA	769,739	73,544,717

		741,125,335
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.17%
Deutsche Annington Immobilien SE	2,775,893	90,776,649
Deutsche Wohnen AG Bearer	2,003,445	52,619,505

		143,396,154
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
Infineon Technologies AG	6,718,658	73,430,589

		73,430,589
SOFTWARE — 5.96%
SAP SE	5,854,407	393,526,062

		393,526,062
TEXTILES, APPAREL & LUXURY GOODS — 2.10%
adidas AG	1,246,272	93,170,967
HUGO BOSS AG	398,397	45,488,537

		138,659,504
TRADING COMPANIES & DISTRIBUTORS — 0.77%
Brenntag AG	920,231	51,122,856

		51,122,856
TRANSPORTATION INFRASTRUCTURE — 0.23%
Fraport AG Frankfurt Airport Services Worldwide	247,532	14,944,131

		14,944,131

TOTAL COMMON STOCKS
(Cost: $6,922,089,082)		6,177,175,138

Security	Shares	Value
PREFERRED STOCKS — 6.05%

AUTOMOBILES — 4.10%
Bayerische Motoren Werke AG	324,647	$23,612,106
Porsche Automobil Holding SE	912,011	63,470,707
Volkswagen AG	968,450	183,932,567

		271,015,380

CHEMICALS — 0.27%
Fuchs Petrolub SE	414,002	17,836,536

		17,836,536

HOUSEHOLD PRODUCTS — 1.68%
Henkel AG & Co. KGaA	1,061,291	110,950,139

		110,950,139

TOTAL PREFERRED STOCKS
(Cost: $474,327,669)		399,802,055

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.18%[d,e,f]	2,010,636	2,010,636
BlackRock Cash Funds: Prime,
SL Agency Shares
0.18%[d,e,f]	115,461	115,461
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.03%[d,e]	138,221	138,221

		2,264,318

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,264,318)		2,264,318

TOTAL INVESTMENTS IN SECURITIES — 99.58%
(Cost: $7,398,681,069)		6,579,241,511
Other Assets, Less Liabilities — 0.42%		27,814,809

NET ASSETS — 100.00%		$6,607,056,320

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2015

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
DAX Index	104	Sep. 2015	Eurex	$29,852,576	$(2,345,063)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.95%

AEROSPACE & DEFENSE — 2.41%
Finmeccanica SpA[a]	1,917,494	$25,933,015

		25,933,015
AUTO COMPONENTS — 2.07%
Pirelli & C. SpA	1,332,822	22,311,793

		22,311,793
AUTOMOBILES — 4.17%
Fiat Chrysler Automobiles NVa,b	3,199,786	44,960,403

		44,960,403
BANKS — 30.94%
Banca Monte dei Paschi di Siena SpA[a]	12,371,013	25,962,994
Banco Popolare SCa	1,650,593	28,334,170
Intesa Sanpaolo SpA	40,007,036	145,869,889
Intesa Sanpaolo SpA RSP	2,316,640	7,642,018
UniCredit SpA	14,396,943	94,048,217
Unione di Banche Italiane SpA	4,035,385	31,470,666

		333,327,954
CAPITAL MARKETS — 2.49%
Mediobanca SpA	2,672,271	26,798,795

		26,798,795
DIVERSIFIED FINANCIAL SERVICES — 2.12%
EXOR SpA	497,411	22,834,583

		22,834,583
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.28%
Telecom Italia SpA[a,b]	27,992,124	33,968,474
Telecom Italia SpA RSP	12,179,511	12,193,718

		46,162,192
ELECTRIC UTILITIES — 11.82%
Enel SpA	21,267,265	95,701,132
Terna Rete Elettrica Nazionale SpA	6,794,528	31,640,734

		127,341,866
ELECTRICAL EQUIPMENT — 2.00%
Prysmian SpA	1,007,432	21,526,735

		21,526,735
ENERGY EQUIPMENT & SERVICES — 3.49%
Saipem SpA[a,b]	910,878	8,762,181
Tenaris SA	2,224,031	28,857,661

		37,619,842

Security	Shares	Value
GAS UTILITIES — 3.97%
Snam SpA	8,755,289	$42,792,521

		42,792,521
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.70%
Enel Green Power SpA	3,935,689	7,496,895

		7,496,895
INSURANCE — 5.82%
Assicurazioni Generali SpA	2,578,603	47,182,657
UnipolSai SpA	6,811,230	15,584,505

		62,767,162
MACHINERY — 3.07%
CNH Industrial NV	4,195,564	33,095,941

		33,095,941
OIL, GAS & CONSUMABLE FUELS — 12.02%
Eni SpA	7,898,001	129,471,219

		129,471,219
TEXTILES, APPAREL & LUXURY GOODS — 4.35%
Luxottica Group SpA	692,151	46,843,519

		46,843,519
TRANSPORTATION INFRASTRUCTURE — 4.23%
Atlantia SpA	1,705,101	45,586,083

		45,586,083

TOTAL COMMON STOCKS
(Cost: $1,192,051,281)		1,076,870,518

SHORT-TERM INVESTMENTS — 3.93%

MONEY MARKET FUNDS — 3.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	39,977,821	39,977,821
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	2,295,723	2,295,723
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	76,754	76,754

		42,350,298

TOTAL SHORT-TERM INVESTMENTS
(Cost: $42,350,298)		42,350,298

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.88%
(Cost: $1,234,401,579)	$1,119,220,816
Other Assets, Less Liabilities — (3.88)%	(41,783,572)

NET ASSETS — 100.00%	$1,077,437,244

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.77%

AIRLINES — 2.39%
International Consolidated Airlines Group SAa	4,767,100	$39,735,671

		39,735,671
BANKS — 41.17%
Banco Bilbao Vizcaya Argentaria SA	19,300,534	178,697,635
Banco de Sabadell SA	24,900,092	53,011,034
Banco Popular Espanol SA	9,525,593	40,783,152
Banco Santander SA	47,118,079	288,265,020
Bankia SA	29,103,048	35,120,922
Bankinter SA	4,410,147	33,207,339
CaixaBank SA	13,140,308	56,833,522

		685,918,624
BIOTECHNOLOGY — 2.22%
Grifols SA	904,871	37,063,394

		37,063,394
CONSTRUCTION & ENGINEERING — 5.66%
ACS Actividades de Construccion y Servicios SA	1,159,357	37,588,276
Ferrovial SA	2,376,116	56,763,160

		94,351,436
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.83%
Telefonica SA	13,975,642	197,155,648

		197,155,648
ELECTRIC UTILITIES — 8.95%
Endesa SA	1,324,527	27,456,443
Iberdrola SA	12,492,630	84,757,815
Red Electrica Corp. SA	462,036	36,881,744

		149,096,002
FOOD & STAPLES RETAILING — 1.70%
Distribuidora Internacional de Alimentacion SA	4,707,196	28,302,492

		28,302,492
GAS UTILITIES — 3.97%
Enagas SA	968,946	26,512,883
Gas Natural SDG SA	1,957,355	39,697,203

		66,210,086
INSURANCE — 1.58%
Mapfre SA	8,913,150	26,266,287

		26,266,287

Security	Shares	Value
IT SERVICES — 4.65%
Amadeus IT Holding SA Class A	1,853,381	$77,482,153

		77,482,153
MACHINERY — 1.31%
Zardoya Otis SA	1,976,369	21,104,383
Zardoya Otis SA New[a]	69,285	739,850

		21,844,233
OIL, GAS & CONSUMABLE FUELS — 4.28%
Repsol SA	4,983,181	71,219,489

		71,219,489
SPECIALTY RETAIL — 4.63%
Industria de Diseno Textil SA	2,314,746	77,135,808

		77,135,808
TRANSPORTATION INFRASTRUCTURE — 5.43%
Abertis Infraestructuras SA	2,832,663	46,848,209
Aena SAa,b	380,224	43,669,188

		90,517,397

TOTAL COMMON STOCKS
(Cost: $2,002,447,463)		1,662,298,720

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	57,404	57,404

		57,404

TOTAL SHORT-TERM INVESTMENTS
(Cost: $57,404)		57,404

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $2,002,504,867)		1,662,356,124
Other Assets, Less Liabilities — 0.22%		3,734,476

NET ASSETS — 100.00%		$1,666,090,600

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.33%

BIOTECHNOLOGY — 1.53%
Actelion Ltd. Registered	134,167	$18,313,473

		18,313,473
BUILDING PRODUCTS — 1.35%
Geberit AG Registered	50,875	16,166,576

		16,166,576
CAPITAL MARKETS — 10.30%
Credit Suisse Group AG Registered	1,693,504	45,443,802
Julius Baer Group Ltd.	309,971	15,087,467
Partners Group Holding AG	30,903	9,978,245
UBS Group AG	2,566,716	53,163,044

		123,672,558
CHEMICALS — 6.30%
EMS-Chemie Holding AG Registered	18,802	8,476,989
Givaudan SA Registered	11,691	20,128,757
Sika AG Bearer	3,326	11,009,282
Syngenta AG Registered	104,023	36,035,060

		75,650,088
CONSTRUCTION MATERIALS — 2.75%
LafargeHolcim Ltd. Registered	518,694	32,986,589

		32,986,589
DIVERSIFIED FINANCIAL SERVICES — 0.43%
Pargesa Holding SA Bearer	84,246	5,166,008

		5,166,008
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.46%
Swisscom AG Registered	32,513	17,566,871

		17,566,871
ELECTRICAL EQUIPMENT — 3.86%
ABB Ltd. Registered	2,397,120	46,279,128

		46,279,128
ENERGY EQUIPMENT & SERVICES — 0.65%
Transocean Ltd.[a]	567,021	7,751,427

		7,751,427
FOOD PRODUCTS — 19.65%
Aryzta AG	144,747	7,421,081
Barry Callebaut AG Registered	5,944	6,521,467
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	1,765	9,965,255

Security	Shares	Value
Chocoladefabriken Lindt & Sprungli AG Registered	174	$11,710,656
Nestle SA Registered	2,714,890	200,167,165

		235,785,624
HEALTH CARE EQUIPMENT & SUPPLIES — 0.88%
Sonova Holding AG Registered	80,747	10,512,432

		10,512,432
INSURANCE — 8.43%
Baloise Holding AG Registered	79,447	9,727,031
Swiss Life Holding AG Registered	50,253	11,764,934
Swiss Re AG	403,131	34,620,784
Zurich Insurance Group AG	163,848	45,017,748

		101,130,497
LIFE SCIENCES TOOLS & SERVICES — 1.00%
Lonza Group AG Registered	87,620	12,014,283

		12,014,283
MACHINERY — 2.03%
Schindler Holding AG Participation Certificates	71,376	10,945,723
Schindler Holding AG Registered	47,175	7,346,626
Sulzer AG Registered	59,823	6,102,620

		24,394,969
MARINE — 0.94%
Kuehne + Nagel International AG Registered	85,136	11,339,141

		11,339,141
PHARMACEUTICALS — 28.29%
Novartis AG Registered	1,889,962	185,077,712
Roche Holding AG	565,949	154,501,356

		339,579,068
PROFESSIONAL SERVICES — 2.60%
Adecco SA Registered	229,380	18,015,005
SGS SA Registered	7,453	13,148,046

		31,163,051
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.75%
Swiss Prime Site AG Registered	115,216	9,036,899

		9,036,899
SPECIALTY RETAIL — 0.68%
Dufry AG Registered[a,b]	60,301	8,106,230

		8,106,230
TEXTILES, APPAREL & LUXURY GOODS — 5.45%
Cie. Financiere Richemont SA Class A Registered	572,830	42,856,368
Swatch Group AG (The) Bearer	40,155	15,376,037

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
Swatch Group AG (The) Registered	97,439	$7,214,345

		65,446,750

TOTAL COMMON STOCKS
(Cost: $1,242,842,528)		1,192,061,662

SHORT-TERM INVESTMENTS — 1.01%

MONEY MARKET FUNDS — 1.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	9,806,595	9,806,595
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	563,143	563,143
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	1,766,868	1,766,868

		12,136,606

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,136,606)		12,136,606

TOTAL INVESTMENTS IN SECURITIES — 100.34% (Cost: $1,254,979,134)		1,204,198,268
Other Assets, Less Liabilities — (0.34)%		(4,034,330)

NET ASSETS — 100.00%		$1,200,163,938

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2015

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$11,183,705,678	$7,396,416,751	$1,192,051,281
Affiliated (Note 2)	26,349,585	2,264,318	42,350,298

Total cost of investments	$11,210,055,263	$7,398,681,069	$1,234,401,579

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,116,992,544	$6,576,977,193	$1,076,870,518
Affiliated (Note 2)	26,349,585	2,264,318	42,350,298

Total fair value of investments	10,143,342,129	6,579,241,511	1,119,220,816
Foreign currency, at value[b]	5,722,499	9,245,191	861,868
Foreign currency pledged to broker, at value[b]	—	5,214,954	—
Receivables:
Investment securities sold	29,305,287	7,551,625	64,087,844
Dividends, reclaims and interest	11,465,370	20,278,238	36,753
Capital shares sold	—	—	3,814,576

Total Assets	10,189,835,285	6,621,531,519	1,188,021,857

LIABILITIES
Payables:
Investment securities purchased	29,256,576	6,805,931	67,885,558
Collateral for securities on loan (Note 1)	20,720,313	2,126,097	42,273,544
Capital shares redeemed	975,635	265,016	—
Futures variation margin	—	2,345,063	—
Investment advisory fees (Note 2)	4,266,933	2,933,092	425,511

Total Liabilities	55,219,457	14,475,199	110,584,613

NET ASSETS	$10,134,615,828	$6,607,056,320	$1,077,437,244

Net assets consist of:
Paid-in capital	$11,632,469,786	$7,669,547,317	$1,335,139,165
Undistributed (distributions in excess of) net investment income	5,210,075	(4,090,809)	(60,827)
Accumulated net realized loss	(436,296,808)	(236,140,546)	(142,467,495)
Net unrealized depreciation	(1,066,767,225)	(822,259,642)	(115,173,599)

NET ASSETS	$10,134,615,828	$6,607,056,320	$1,077,437,244

Shares outstanding[c]	281,200,000	250,800,000	73,050,000

Net asset value per share	$36.04	$26.34	$14.75

[a]	Securities on loan with values of $19,638,033, $2,015,752 and $39,557,850, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $5,631,836, $14,326,717 and $854,696, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 482.2 million and 295.4 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,002,447,463	$1,242,842,528
Affiliated (Note 2)	57,404	12,136,606

Total cost of investments	$2,002,504,867	$1,254,979,134

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,662,298,720	$1,192,061,662
Affiliated (Note 2)	57,404	12,136,606

Total fair value of investments	1,662,356,124	1,204,198,268
Foreign currency, at value[b]	2,147,803	1,058,923
Receivables:
Investment securities sold	72,221,237	5,077,854
Dividends, reclaims and interest	127,472	7,581,789
Capital shares sold	2,334,317	—

Total Assets	1,739,186,953	1,217,916,834

LIABILITIES
Payables:
Investment securities purchased	72,410,747	6,904,230
Collateral for securities on loan (Note 1)	—	10,369,738
Investment advisory fees (Note 2)	685,606	478,928

Total Liabilities	73,096,353	17,752,896

NET ASSETS	$1,666,090,600	$1,200,163,938

Net assets consist of:
Paid-in capital	$2,115,562,219	$1,307,374,476
Undistributed (distributions in excess of) net investment income	9,904,643	(258,980)
Accumulated net realized loss	(119,247,626)	(55,825,597)
Net unrealized depreciation	(340,128,636)	(51,125,961)

NET ASSETS	$1,666,090,600	$1,200,163,938

Shares outstanding[c]	52,125,000	37,625,000

Net asset value per share	$31.96	$31.90

[a]	Securities on loan with values of $ — and $9,814,925, respectively. See Note 1.
[b]	Cost of foreign currency: $2,130,341 and $1,066,639, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million and 318.625 million, respectively.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$268,195,579	$149,846,088	$28,849,466
Interest — affiliated (Note 2)	449	174	56
Securities lending income — affiliated — net (Note 2)	676,485	8,095	328,782

Total investment income	268,872,513	149,854,357	29,178,304

EXPENSES
Investment advisory fees (Note 2)	43,090,544	28,550,112	4,950,493

Total expenses	43,090,544	28,550,112	4,950,493

Net investment income	225,781,969	121,304,245	24,227,811

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(114,260,938)	(41,273,379)	(73,442,443)
In-kind redemptions — unaffiliated	165,941,699	171,847,704	28,772,957
Futures contracts	—	748,453	—
Foreign currency transactions	(2,812,648)	(4,406,601)	(194,854)

Net realized gain (loss)	48,868,113	126,916,177	(44,864,340)

Net change in unrealized appreciation/depreciation on:
Investments	(1,146,060,055)	(856,791,369)	(76,935,536)
Futures contracts	—	(1,154,890)	—
Translation of assets and liabilities in foreign currencies	461,363	250,445	37,949

Net change in unrealized appreciation/depreciation	(1,145,598,692)	(857,695,814)	(76,897,587)

Net realized and unrealized loss	(1,096,730,579)	(730,779,637)	(121,761,927)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(870,948,610)	$(609,475,392)	$(97,534,116)

[a]	Net of foreign withholding tax of $38,766,661, $22,795,634 and $4,405,111, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$73,539,235	$33,423,166
Interest — affiliated (Note 2)	97	29
Securities lending income — affiliated — net (Note 2)	20,627	427,861

Total investment income	73,559,959	33,851,056

EXPENSES
Investment advisory fees (Note 2)	8,425,166	5,453,148

Total expenses	8,425,166	5,453,148

Net investment income	65,134,793	28,397,908

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(68,947,351)	(3,886,856)
In-kind redemptions — unaffiliated	39,553,586	177,977,076
Foreign currency transactions	(382,454)	(306,209)

Net realized gain (loss)	(29,776,219)	173,784,011

Net change in unrealized appreciation/depreciation on:
Investments	(436,192,700)	(251,572,102)
Translation of assets and liabilities in foreign currencies	34,613	(267,380)

Net change in unrealized appreciation/depreciation	(436,158,087)	(251,839,482)

Net realized and unrealized loss	(465,934,306)	(78,055,471)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(400,799,513)	$(49,657,563)

[a]	Net of foreign withholding tax of $3,914,116 and $3,229,797, respectively.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$225,781,969	$255,301,280	$121,304,245	$109,217,597
Net realized gain	48,868,113	272,213,942	126,916,177	503,529,812
Net change in unrealized appreciation/depreciation	(1,145,598,692)	323,453,444	(857,695,814)	181,241,179

Net increase (decrease) in net assets resulting from operations	(870,948,610)	850,968,666	(609,475,392)	793,988,588

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(233,277,080)	(243,559,586)	(127,874,456)	(111,913,888)

Total distributions to shareholders	(233,277,080)	(243,559,586)	(127,874,456)	(111,913,888)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,243,729,213	6,832,263,291	3,934,318,439	1,689,588,472
Cost of shares redeemed	(2,707,524,817)	(2,277,014,968)	(1,387,346,200)	(2,230,103,855)

Net increase (decrease) in net assets from capital share transactions	2,536,204,396	4,555,248,323	2,546,972,239	(540,515,383)

INCREASE IN NET ASSETS	1,431,978,706	5,162,657,403	1,809,622,391	141,559,317

NET ASSETS
Beginning of year	8,702,637,122	3,539,979,719	4,797,433,929	4,655,874,612

End of year	$10,134,615,828	$8,702,637,122	$6,607,056,320	$4,797,433,929

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$5,210,075	$14,544,730	$(4,090,809)	$—

SHARES ISSUED AND REDEEMED
Shares sold	136,000,000	172,200,000	135,600,000	57,000,000
Shares redeemed	(72,500,000)	(56,700,000)	(50,400,000)	(73,200,000)

Net increase (decrease) in shares outstanding	63,500,000	115,500,000	85,200,000	(16,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Italy Capped ETF		iShares MSCI Spain Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$24,227,811	$30,016,510	$65,134,793	$67,503,910
Net realized gain (loss)	(44,864,340)	118,669,234	(29,776,219)	29,271,436
Net change in unrealized appreciation/depreciation	(76,897,587)	(43,114,144)	(436,158,087)	128,772,813

Net increase (decrease) in net assets resulting from operations	(97,534,116)	105,571,600	(400,799,513)	225,548,159

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,941,571)	(31,039,889)	(77,875,309)	(48,486,263)

Total distributions to shareholders	(24,941,571)	(31,039,889)	(77,875,309)	(48,486,263)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	342,752,870	1,348,720,763	635,385,021	2,068,530,441
Cost of shares redeemed	(699,700,191)	(583,513,961)	(963,657,247)	(190,332,570)

Net increase (decrease) in net assets from capital share transactions	(356,947,321)	765,206,802	(328,272,226)	1,878,197,871

INCREASE (DECREASE) IN NET ASSETS	(479,423,008)	839,738,513	(806,947,048)	2,055,259,767

NET ASSETS
Beginning of year	1,556,860,252	717,121,739	2,473,037,648	417,777,881

End of year	$1,077,437,244	$1,556,860,252	$1,666,090,600	$2,473,037,648

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(60,827)	$—	$9,904,643	$23,027,613

SHARES ISSUED AND REDEEMED
Shares sold	23,100,000	79,050,000	18,075,000	51,825,000
Shares redeemed	(47,250,000)	(36,750,000)	(26,850,000)	(4,650,000)

Net increase (decrease) in shares outstanding	(24,150,000)	42,300,000	(8,775,000)	47,175,000

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$28,397,908	$25,455,124
Net realized gain	173,784,011	33,351,910
Net change in unrealized appreciation/depreciation	(251,839,482)	97,427,932

Net increase (decrease) in net assets resulting from operations	(49,657,563)	156,234,966

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(28,746,817)	(26,005,188)

Total distributions to shareholders	(28,746,817)	(26,005,188)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	875,666,580	135,490,352
Cost of shares redeemed	(669,255,531)	(96,423,300)

Net increase in net assets from capital share transactions	206,411,049	39,067,052

INCREASE IN NET ASSETS	128,006,669	169,296,830

NET ASSETS
Beginning of year	1,072,157,269	902,860,439

End of year	$1,200,163,938	$1,072,157,269

Distributions in excess of net investment income included in net assets at end of year	$(258,980)	$(640,142)

SHARES ISSUED AND REDEEMED
Shares sold	25,875,000	4,000,000
Shares redeemed	(20,125,000)	(2,875,000)

Net increase in shares outstanding	5,750,000	1,125,000

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$39.98	$34.64	$29.09	$31.55	$30.75

Income from investment operations:
Net investment income[a]	0.96	1.18	0.92	1.02	1.23
Net realized and unrealized gain (loss)[b]	(3.95)	5.10	5.55	(2.38)	0.71

Total from investment operations	(2.99)	6.28	6.47	(1.36)	1.94

Less distributions from:
Net investment income	(0.95)	(0.94)	(0.92)	(1.10)	(1.14)

Total distributions	(0.95)	(0.94)	(0.92)	(1.10)	(1.14)

Net asset value, end of year	$36.04	$39.98	$34.64	$29.09	$31.55

Total return	(7.62)%	18.02%	22.43%	(3.99)%	5.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,134,616	$8,702,637	$3,539,980	$794,226	$738,233
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	2.50%	2.89%	2.74%	3.55%	3.38%
Portfolio turnover rate[c]	5%	7%	5%	7%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$28.97	$25.61	$21.34	$21.02	$19.45

Income from investment operations:
Net investment income[a]	0.58	0.59	0.46	0.56	0.86
Net realized and unrealized gain (loss)[b]	(2.70)	3.40	4.24	0.34	1.38

Total from investment operations	(2.12)	3.99	4.70	0.90	2.24

Less distributions from:
Net investment income	(0.51)	(0.63)	(0.43)	(0.58)	(0.67)

Total distributions	(0.51)	(0.63)	(0.43)	(0.58)	(0.67)

Net asset value, end of year	$26.34	$28.97	$25.61	$21.34	$21.02

Total return	(7.50)%	15.41%	22.11%	4.55%	10.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,607,056	$4,797,434	$4,655,875	$2,797,029	$2,768,171
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.51%
Ratio of net investment income to average net assets	2.03%	1.95%	1.88%	2.72%	3.45%
Portfolio turnover rate[c]	3%	6%	4%	4%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$16.02	$13.06	$11.78	$13.58	$15.00

Income from investment operations:
Net investment income[a]	0.35	0.41	0.36	0.41	0.54
Net realized and unrealized gain (loss)[b]	(1.25)	2.89	1.23	(1.79)	(1.47)

Total from investment operations	(0.90)	3.30	1.59	(1.38)	(0.93)

Less distributions from:
Net investment income	(0.37)	(0.34)	(0.30)	(0.42)	(0.49)
Return of capital	—	—	(0.01)	(0.00)[c]	—

Total distributions	(0.37)	(0.34)	(0.31)	(0.42)	(0.49)

Net asset value, end of year	$14.75	$16.02	$13.06	$11.78	$13.58

Total return	(5.66)%	25.20%	13.58%	(9.98)%	(6.80)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,077,437	$1,556,860	$717,122	$196,212	$144,612
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.51%
Ratio of net investment income to average net assets	2.34%	2.49%	2.78%	3.41%	3.15%
Portfolio turnover rate[d]	22%	24%	45%	14%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$40.61	$30.44	$26.28	$35.89	$37.02

Income from investment operations:
Net investment income[a]	1.32	1.80	1.33	2.12	2.14
Net realized and unrealized gain (loss)[b]	(8.35)	9.53	4.07	(8.93)	(1.36)

Total from investment operations	(7.03)	11.33	5.40	(6.81)	0.78

Less distributions from:
Net investment income	(1.62)	(1.16)	(1.24)	(2.80)	(1.91)

Total distributions	(1.62)	(1.16)	(1.24)	(2.80)	(1.91)

Net asset value, end of year	$31.96	$40.61	$30.44	$26.28	$35.89

Total return	(17.63)%	37.39%	20.88%	(19.36)%	1.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,666,091	$2,473,038	$417,778	$195,093	$180,360
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	3.70%	4.48%	4.45%	7.60%	5.31%
Portfolio turnover rate[c]	15%	15%	24%	17%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$33.64	$29.36	$23.85	$24.67	$21.64

Income from investment operations:
Net investment income[a]	0.83	0.80	0.67	0.63	0.59
Net realized and unrealized gain (loss)[b]	(1.77)	4.27	5.44	(0.80)	2.97

Total from investment operations	(0.94)	5.07	6.11	(0.17)	3.56

Less distributions from:
Net investment income	(0.80)	(0.79)	(0.60)	(0.65)	(0.53)

Total distributions	(0.80)	(0.79)	(0.60)	(0.65)	(0.53)

Net asset value, end of year	$31.90	$33.64	$29.36	$23.85	$24.67

Total return	(2.92)%	17.21%	25.71%	(0.53)%	16.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,200,164	$1,072,157	$902,860	$554,570	$524,159
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	2.49%	2.41%	2.38%	2.73%	2.35%
Portfolio turnover rate[c]	7%	5%	13%	8%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone[a]	Diversified
MSCI Germany	Non-diversified
MSCI Italy Capped	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Switzerland Capped	Non-diversified

[a]	Formerly the iShares MSCI EMU ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Eurozone
Investments:
Assets:
Common Stocks	$9,936,545,306	$190,940	$7	$9,936,736,253
Preferred Stocks	180,256,291	—	—	180,256,291
Money Market Funds	26,349,585	—	—	26,349,585

Total	$10,143,151,182	$190,940	$7	$10,143,342,129

MSCI Germany
Investments:
Assets:
Common Stocks	$6,177,175,138	$—	$—	$6,177,175,138
Preferred Stocks	399,802,055	—	—	399,802,055
Money Market Funds	2,264,318	—	—	2,264,318

Total	$6,579,241,511	$—	$—	$6,579,241,511

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(2,345,063)	$—	$—	$(2,345,063)

Total	$(2,345,063)	$—	$—	$(2,345,063)

MSCI Italy Capped
Investments:
Assets:
Common Stocks	$1,076,870,518	$—	$—	$1,076,870,518
Money Market Funds	42,350,298	—	—	42,350,298

Total	$1,119,220,816	$—	$—	$1,119,220,816

MSCI Spain Capped
Investments:
Assets:
Common Stocks	$1,661,558,870	$739,850	$—	$1,662,298,720
Money Market Funds	57,404	—	—	57,404

Total	$1,661,616,274	$739,850	$—	$1,662,356,124

MSCI Switzerland Capped
Investments:
Assets:
Common Stocks	$1,192,061,662	$—	$—	$1,192,061,662
Money Market Funds	12,136,606	—	—	12,136,606

Total	$1,204,198,268	$—	$—	$1,204,198,268

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Eurozone	$19,638,033	$19,638,033	$—
MSCI Germany	2,015,752	2,015,752	—
MSCI Italy Capped	39,557,850	39,557,850	—
MSCI Switzerland Capped	9,814,925	9,814,925	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$196,882
MSCI Germany	3,416
MSCI Italy Capped	94,724
MSCI Spain Capped	6,660
MSCI Switzerland Capped	114,106

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$490,988,217	$422,311,176
MSCI Germany	295,430,997	179,771,710
MSCI Italy Capped	236,252,195	233,455,026
MSCI Spain Capped	263,456,049	320,785,774
MSCI Switzerland Capped	107,720,510	75,338,476

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$5,087,212,548	$2,670,644,018
MSCI Germany	3,791,136,177	1,379,673,366
MSCI Italy Capped	292,919,952	670,660,259
MSCI Spain Capped	575,969,326	910,039,148
MSCI Switzerland Capped	829,240,149	655,334,586

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Germany ETF as of August 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[a]	$2,345,063

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Germany ETF during the year ended August 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$748,453	$(1,154,890)

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Germany ETF for the year ended August 31, 2015:

Average value of contracts purchased	$34,056,659

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except for the iShares MSCI Eurozone ETF, invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Eurozone	$119,235,410	$(1,839,544)	$(117,395,866)
MSCI Germany	140,292,970	2,479,402	(142,772,372)
MSCI Italy Capped	9,038,556	652,933	(9,691,489)
MSCI Spain Capped	(16,972,478)	(382,454)	17,354,932
MSCI Switzerland Capped	171,868,457	730,071	(172,598,528)

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Eurozone
Ordinary income	$233,277,080	$243,559,586

MSCI Germany
Ordinary income	$127,874,456	$111,913,888

MSCI Italy Capped
Ordinary income	$24,941,571	$31,039,889

MSCI Spain Capped
Ordinary income	$77,875,309	$48,486,263

MSCI Switzerland Capped
Ordinary income	$28,746,817	$26,005,188

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Eurozone	$5,766,561	$(195,087,241)	$(1,282,951,456)	$(25,581,822)	$(1,497,853,958)
MSCI Germany	—	(121,319,015)	(923,562,510)	(17,609,472)	(1,062,490,997)
MSCI Italy Capped	—	(66,427,843)	(157,582,027)	(33,692,051)	(257,701,921)
MSCI Spain Capped	9,904,643	(54,478,988)	(379,957,033)	(24,940,241)	(449,471,619)
MSCI Switzerland Capped	—	(44,564,021)	(58,888,882)	(3,757,635)	(107,210,538)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Eurozone	$70,176,760	$—	$26,644,200	$68,035,542	$30,230,739	$195,087,241
MSCI Germany	29,427,327	3,394,735	27,790,050	28,490,949	32,215,954	121,319,015
MSCI Italy Capped	35,582,636	472,268	2,743,650	18,169,627	9,459,662	66,427,843
MSCI Spain Capped	24,791,486	—	5,946,927	15,120,672	8,619,903	54,478,988
MSCI Switzerland Capped	12,201,097	—	2,837,786	22,569,380	6,955,758	44,564,021

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$11,426,239,567	$207,374,881	$(1,490,272,319)	$(1,282,897,438)
MSCI Germany	7,502,329,000	112,504,269	(1,035,591,758)	(923,087,489)
MSCI Italy Capped	1,276,810,007	40,188,111	(197,777,302)	(157,589,191)
MSCI Spain Capped	2,042,333,264	29,745,678	(409,722,818)	(379,977,140)
MSCI Switzerland Capped	1,262,742,055	37,366,511	(95,910,298)	(58,543,787)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$303,046,357
MSCI Germany	172,407,351
MSCI Italy Capped	31,935,208
MSCI Spain Capped	77,149,651
MSCI Switzerland Capped	35,650,796

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$306,962,240	$38,743,620
MSCI Germany	172,641,722	22,795,634
MSCI Italy Capped	33,254,577	4,405,111
MSCI Spain Capped	77,453,351	3,914,116
MSCI Switzerland Capped	36,652,963	3,226,806

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® , INC.

I. iShares MSCI Eurozone ETF and iShares MSCI Switzerland Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Germany ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Italy Capped ETF and iShares MSCI Spain Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

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iSHARES®, INC.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$0.949270	$—	$—	$0.949270	100%	—%	—%	100%
MSCI Spain Capped	1.617115	—	—	1.617115	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Eurozone ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	44	3.18
Greater than 0.5% and Less than 1.0%	191	13.82
Between 0.5% and –0.5%	947	68.53
Less than –0.5% and Greater than –1.0%	103	7.45
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0%	2	0.14

	1,382	100.00%

iShares MSCI Germany ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	6	0.43%
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	40	2.89
Greater than 0.5% and Less than 1.0%	164	11.87
Between 0.5% and –0.5%	987	71.43
Less than –0.5% and Greater than –1.0%	105	7.60
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	1	0.07

	1,382	100.00%

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Italy Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	72	5.21
Greater than 0.5% and Less than 1.0%	235	17.01
Between 0.5% and –0.5%	825	59.70
Less than –0.5% and Greater than –1.0%	122	8.83
Less than –1.0% and Greater than –1.5%	55	3.98
Less than –1.5% and Greater than –2.0%	19	1.37
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0%	3	0.22

	1,382	100.00%

iShares MSCI Spain Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	206	14.92
Between 0.5% and –0.5%	834	60.36
Less than –0.5% and Greater than –1.0%	136	9.84
Less than –1.0% and Greater than –1.5%	61	4.41
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Switzerland Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	29	2.10
Greater than 0.5% and Less than 1.0%	152	11.00
Between 0.5% and –0.5%	1,050	75.99
Less than –0.5% and Greater than –1.0%	90	6.51
Less than –1.0% and Greater than –1.5%	31	2.24
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Germany ETF in respect of BFA’s financial year ending December 31, 2014 was USD 775.6 thousand. This figure is comprised of fixed remuneration of USD 313.4 thousand and variable remuneration of USD 462.2 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Germany ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 107.4 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 19.9 thousand.

SUPPLEMENTAL INFORMATION	69

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

DIRECTOR AND OFFICER INFORMATION	73

Notes:

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-87-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca
➢	iShares MSCI BRIC ETF | BKF | NYSE Arca
➢	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
➢	iShares MSCI Emerging Markets Minimum Volatility ETF | EEMV | NYSE Arca
➢	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply —primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil —experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EMERGING MARKETS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(22.61)%	(22.71)%	(22.43)%	(22.61)%	(22.71)%	(22.43)%
Since Inception	(4.52)%	(4.54)%	(4.45)%	(12.43)%	(12.48)%	(12.25)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$842.20	$0.84	$1,000.00	$1,024.30	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -22.61%, net of fees, while the total return for the Index was -22.43%.

As represented by the Index, emerging markets stocks declined sharply for the reporting period. One factor behind this decline was the depreciation of many emerging markets currencies relative to the U.S. dollar. For the reporting period, the Taiwanese dollar depreciated by 8%, the South Korean won depreciated by 14%, and the Brazilian real depreciated by 38% against the U.S. dollar. These three countries comprised approximately 35% of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -9.34% for the reporting period.

The Index experienced substantial volatility during the reporting period as geopolitical conflicts, global economic weakness, and declining demand for commodities (a primary driver of growth in many emerging economies) buffeted emerging markets. Events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected devaluation of the Chinese yuan — put additional downward pressure on emerging markets stocks.

In U.S. dollar terms, Brazil had the most significant negative impact on the Index’s performance for the reporting period. Brazil’s economy remained in recession throughout the reporting period, domestic inflation accelerated, and several government officials faced corruption allegations. South Korea also detracted meaningfully from the Index’s performance as declining exports and an outbreak of Middle East Respiratory Syndrome led to weaker economic output.

The only country that contributed to the Index’s return was Hungary, which benefited from economic and tax reforms that led to an improving domestic economy.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Financials	27.42%
Information Technology	17.12
Consumer Discretionary	10.41
Consumer Staples	8.76
Industrials	8.34
Materials	7.33
Energy	7.12
Telecommunication Services	6.58
Health Care	3.61
Utilities	3.31

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/15

Country	Percentage of Total Investments*
China	22.99%
South Korea	15.54
Taiwan	13.03
India	8.92
South Africa	7.88
Brazil	6.15
Mexico	4.57
Russia	3.42
Malaysia	3.18
Thailand	2.52

TOTAL	88.20%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(23.19)%	(23.61)%	(23.05)%	(23.19)%	(23.61)%	(23.05)%
5 Years	(4.25)%	(4.43)%	(3.49)%	(19.50)%	(20.27)%	(16.28)%
Since Inception	(5.64)%	(5.71)%	(5.25)%	(36.44)%	(36.77)%	(34.33)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$836.10	$3.24	$1,000.00	$1,021.70	$3.57	0.70%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC ETF

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -23.19%, net of fees, while the total return for the Index was -23.05%.

As represented by the Index, emerging markets stocks in Brazil, Russia, India, and China declined sharply for the reporting period.

One factor behind the Index’s decline was the depreciation of the currencies represented in the Index relative to the U.S. dollar. For the reporting period, the Russian ruble depreciated by 43%, the Brazilian real depreciated by 38%, the Indian rupee depreciated by 9%, and the Chinese yuan depreciated by 3% against the U.S. dollar. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -9.87% for the reporting period.

In U.S. dollar terms, all four countries represented in the Index detracted from the Index’s performance during the reporting period, with Brazil having the most significant negative impact. While Brazil’s economy remained in recession throughout the reporting period, its central bank was forced to raise interest rates to combat accelerating domestic inflation. In addition, several Brazilian government officials faced allegations of corruption.

China was the largest country weight in the Index on average for the reporting period. Increasing signs of weakness in the Chinese economy led to a precipitous drop in the country’s stock market late in the reporting period, as well as an unexpected devaluation of the Chinese yuan.

Russia and India detracted modestly from the Index’s performance. Russia’s economy faced a recession because of declining global demand for energy and economic sanctions related to the country’s actions in Ukraine. India’s equity market held up best as the Indian economy performed better than the other three countries represented in the Index.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Financials	31.69%
Energy	13.83
Information Technology	12.61
Consumer Staples	9.11
Telecommunication Services	8.14
Industrials	6.83
Materials	5.07
Consumer Discretionary	4.80
Health Care	4.28
Utilities	3.64

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/15

Country	Percentage of Total Investments*
China	54.88%
India	20.17
Brazil	15.83
Russia	9.12

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ASIA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(16.86)%	(18.00)%	(16.82)%	(16.86)%	(18.00)%	(16.82)%
Since Inception	(0.30)%	(0.63)%	(0.03)%	(1.07)%	(2.22)%	(0.12)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$845.00	$2.28	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI Emerging Markets Asia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -16.86%, net of fees, while the total return for the Index was -16.82%.

As represented by the Index, emerging markets stocks in Asia declined sharply for the reporting period, but they outperformed the MSCI Emerging Markets Index, a broad measure of emerging market equity performance.

One factor behind the Index’s overall decline was the depreciation of many Asian emerging markets currencies relative to the U.S. dollar. For the reporting period, the Taiwanese dollar depreciated by 8%, the Indian rupee depreciated by 9%, and the South Korean won depreciated by 14% against the U.S. dollar. These three countries comprised approximately 51% of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -9.26% for the reporting period.

China, the Index’s largest country weighting, had a significant impact on equity market performance across Asia. Signs of weakness in the Chinese economy led to reduced demand for exports from many emerging Asian economies. A precipitous drop in China’s stock market late in the reporting period, along with an unexpected devaluation of the Chinese yuan, put additional downward pressure on Asian emerging markets stocks.

In U.S. dollar terms, every country represented in the Index declined for the reporting period, with South Korea having the most significant negative impact on the Index’s performance. The South Korean economy slowed amid a decline in exports and an outbreak of Middle East Respiratory Syndrome that restrained domestic consumption.

China and Taiwan were also noteworthy detractors from the Index’s performance, while the Philippines and Thailand detracted the least from the Index’s return during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Financials	27.21%
Information Technology	25.06
Industrials	8.08
Consumer Discretionary	8.08
Telecommunication Services	7.36
Consumer Staples	6.68
Energy	5.50
Materials	5.46
Health Care	3.35
Utilities	3.22

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/15

Country	Percentage of Total Investments*
China	34.05%
South Korea	21.54
Taiwan	18.28
India	12.53
Malaysia	4.60
Indonesia	3.50
Thailand	3.37
Philippines	2.13

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(16.32)%	(16.71)%	(16.31)%	(16.32)%	(16.71)%	(16.31)%
Since Inception	3.38%	3.30%	3.56%	13.71%	13.39%	14.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$880.60	$1.19	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

The iShares MSCI Emerging Markets Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -16.32%, net of fees, while the total return for the Index was -16.31%.

As represented by the Index, lower-volatility stocks in emerging markets declined sharply for the reporting period.

One factor behind the Index’s decline was the depreciation of many emerging markets currencies relative to the U.S. dollar. For the reporting period, the Taiwanese dollar depreciated by 8%, the South Korean won depreciated by 14%, and the Malaysian ringgit depreciated by 25% against the U.S. dollar. These three countries comprised approximately 36% of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -4.21% for the reporting period.

Although the Index experienced less volatility than broad emerging markets, it still fluctuated significantly during the reporting period as geopolitical conflicts, global economic weakness, and declining commodities demand buffeted emerging markets. Events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected Chinese yuan devaluation — put additional downward pressure on emerging markets stocks.

The developments in China weighed on Taiwanese stocks, which had the most significant negative impact on the Index’s performance for the reporting period in U.S. dollar terms. Brazil and Malaysia also detracted meaningfully from the Index’s performance as both countries faced weaker economies and allegations of government corruption.

India contributed to the Index’s return for the reporting period amid optimism about economic reforms implemented by the country’s prime minister. As a major oil importer, India also benefited from a sharp decline in energy prices.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Financials	28.84%
Consumer Staples	13.29
Telecommunication Services	12.26
Information Technology	11.05
Utilities	8.53
Industrials	8.25
Health Care	7.42
Consumer Discretionary	4.75
Energy	3.33
Materials	2.28

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/15

Country	Percentage of Total Investments*
China	18.31%
Taiwan	16.86
South Korea	11.85
Malaysia	7.93
Indonesia	6.64
South Africa	5.95
Philippines	4.01
Chile	3.96
Thailand	3.92
Qatar	3.67

TOTAL	83.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(19.77)%	(20.31)%	(18.91)%	(19.77)%	(20.31)%	(18.91)%
Since Inception	(2.81)%	(2.89)%	(1.96)%	(10.88)%	(11.18)%	(7.69)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$860.20	$3.24	$1,000.00	$1,021.70	$3.52	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -19.77%, net of fees, while the total return for the Index was -18.91%.

As represented by the Index, emerging markets small-capitalization stocks declined sharply for the reporting period.

One factor behind the Index’s decline was the depreciation of many emerging markets currencies relative to the U.S. dollar. For the reporting period, the Taiwanese dollar depreciated by 8%, the Indian rupee depreciated by 9%, and the South Korean won depreciated by 14% against the U.S. dollar. These three countries comprised approximately 45% of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -8.00% for the reporting period.

The Index experienced substantial volatility during the reporting period as geopolitical conflicts, global economic weakness, and declining demand for commodities (a primary growth driver in many emerging economies) buffeted emerging markets. Events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected devaluation of the Chinese yuan — put additional downward pressure on emerging markets stocks.

The developments in China weighed on Taiwanese stocks, which had the most significant negative impact on the Index’s performance in U.S. dollar terms for the reporting period. Brazil also detracted meaningfully from the Index’s performance as the country’s economy remained in recession, domestic inflation accelerated, and several government officials faced corruption allegations.

Among the few contributors to the Index’s return, South Korea generated the largest contribution during the reporting period. South Korean small-cap stocks benefited from stronger domestic demand and government efforts to promote entrepreneurship.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*
Financials	18.61%
Consumer Discretionary	17.71
Industrials	15.67
Information Technology	14.97
Materials	11.22
Consumer Staples	8.42
Health Care	7.63
Utilities	3.05
Energy	1.46
Telecommunication Services	1.26

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/15

Country	Percentage of Total Investments*
China	21.20%
South Korea	20.68
Taiwan	16.48
India	11.32
South Africa	6.16
Thailand	3.88
Malaysia	3.52
Mexico	3.07
Brazil	2.57
Indonesia	2.47

TOTAL	91.35%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 96.32%

BRAZIL — 4.06%
Aliansce Shopping Centers SA	219,100	$667,722
Alupar Investimento SA Units	158,800	636,988
Ambev SA	8,314,400	43,577,980
Arezzo Industria e Comercio SA	131,600	790,557
B2W Cia. Digital[a]	227,251	973,331
Banco ABC Brasil SAa	7,045	17,563
Banco Bradesco SA	1,324,452	9,152,710
Banco do Brasil SA	1,531,900	7,499,149
Banco Santander Brasil SA Units	750,800	2,974,547
BB Seguridade Participacoes SA	1,248,400	9,837,073
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	3,074,900	9,100,809
BR Malls Participacoes SA	826,600	2,541,813
BRF SA	1,159,400	22,129,587
CCR SA	1,591,500	6,501,893
CETIP SA – Mercados Organizados	412,417	3,704,931
Cia. de Saneamento Basico do Estado de Sao Paulo	633,300	2,735,070
Cia. Siderurgica Nacional SA	1,176,100	1,130,167
Cielo SA	1,517,592	15,979,039
Cosan SA Industria e Comercio	246,800	1,229,850
CPFL Energia SA	386,305	1,665,176
Cyrela Brazil Realty SA Empreendimentos e Participacoes	515,300	1,188,419
Duratex SA	608,229	916,790
EDP – Energias do Brasil SA	516,100	1,588,436
Embraer SA	1,198,600	7,562,311
Equatorial Energia SA	320,776	3,113,304
Estacio Participacoes SA	534,400	1,829,630
EZ TEC Empreendimentos e Participacoes SA	143,957	520,929
Fibria Celulose SA	457,900	6,439,327
Fleury SA	162,900	742,437
Gafisa SAa	1,087,600	680,823
Hypermarcas SAa	618,400	2,796,362
Iguatemi Empresa de Shopping Centers SA	172,900	977,896

Security	Shares	Value
JBS SA	1,378,900	$5,356,973
JSL SA	155,400	413,860
Klabin SA Units	1,006,900	5,600,877
Kroton Educacional SA	2,459,956	5,862,425
Light SA	222,700	714,768
Linx SA	71,600	856,900
Localiza Rent A Car SA	293,935	1,808,520
Lojas Americanas SA	260,425	890,189
Lojas Renner SA	233,000	6,302,467
LPS Brasil Consultoria de Imoveis SA	283,800	248,561
M. Dias Branco SA	66,700	1,159,204
Magnesita Refratarios SAa	555,900	434,983
Marfrig Global Foods SAa	561,800	987,170
Mills Estruturas e Servicos de Engenharia SAa	248,600	334,447
Minerva SA/Brazil[a]	249,900	798,637
MRV Engenharia e Participacoes SA	607,100	1,061,769
Multiplan Empreendimentos Imobiliarios SA	153,900	1,740,024
Multiplus SA	103,900	1,076,298
Natura Cosmeticos SA	316,500	2,058,586
Odontoprev SA	576,800	1,548,796
Petroleo Brasileiro SAa	5,419,900	15,803,236
Porto Seguro SA	227,200	2,075,974
Qualicorp SA	425,200	1,992,769
Raia Drogasil SA	410,300	4,472,211
Restoque Comercio e Confeccoes de Roupas SA	232,700	266,417
Sao Martinho SA	110,300	921,829
SLC Agricola SA	143,700	634,809
Smiles SA	95,700	1,256,994
Somos Educacao SA	181,800	643,893
Sonae Sierra Brasil SA	67,500	298,373
Souza Cruz SA	684,100	4,984,835
Sul America SA	350,489	1,684,002
Tegma Gestao Logistica[a]	186,200	270,948
TIM Participacoes SA	1,513,900	3,657,717
TOTVS SA	236,300	2,056,616
Tractebel Energia SA	285,300	2,627,212
Transmissora Alianca de Energia Eletrica SA Units	158,200	803,542
Ultrapar Participacoes SA	650,000	11,326,927
Vale SA	2,442,200	12,015,711

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	137,300	$1,769,850
Via Varejo SA	251,900	470,983
WEG SA	1,046,460	4,812,466

		285,305,387
CHILE — 1.19%
AES Gener SA	4,703,670	2,366,299
Aguas Andinas SA Series A	4,561,989	2,364,768
Banco de Chile	38,856,155	4,016,430
Banco de Credito e Inversiones	63,359	2,768,137
Banco Santander Chile	115,820,868	5,599,759
Besalco SA	709,538	259,977
Cencosud SA	2,196,457	4,466,607
Cia. Cervecerias Unidas SA	290,380	3,218,377
Cia. Sud Americana de Vapores SAa	23,983,511	669,286
Colbun SA	15,207,118	4,131,968
CorpBanca SA	284,460,841	2,654,552
E.CL SA	1,130,004	1,584,922
Empresa Nacional de Electricidad SA/Chile	5,724,379	7,099,113
Empresa Nacional de Telecomunicaciones SA	230,695	2,159,643
Empresas CMPC SA	2,262,845	6,192,867
Empresas COPEC SA	774,108	7,569,982
Enersis SA	34,617,930	9,609,039
Inversiones Aguas Metropolitanas SA	812,034	1,149,448
Inversiones La Construccion SA	80,695	868,053
LATAM Airlines Group SAa	520,657	2,914,546
Parque Arauco SA	1,178,624	2,060,227
SACI Falabella	816,248	5,040,215
SalfaCorp SA	1,075,423	589,070
Sociedad Matriz SAAM SA	11,885,057	809,518
SONDA SA	1,022,580	1,670,986
Vina Concha y Toro SA	865,717	1,452,902

		83,286,691
CHINA — 22.84%
361 Degrees International Ltd.	2,355,000	720,170
AAC Technologies Holdings Inc.	1,339,500	7,544,361
Agile Property Holdings Ltd.	2,786,500	1,366,275
Agricultural Bank of China Ltd. Class H	39,784,000	16,067,499

Security	Shares	Value
AGTech Holdings Ltd.[a,b]	4,488,000	$729,657
Air China Ltd. Class H	3,438,000	2,484,216
Ajisen (China) Holdings Ltd.[b]	1,744,000	679,593
Alibaba Health Information Technology Ltd.[a,b]	4,506,000	3,116,388
Alibaba Pictures Group Ltd.[a,b]	18,340,000	4,283,250
Aluminum Corp. of China Ltd. Class Ha,b	7,398,000	2,472,348
Anhui Conch Cement Co. Ltd. Class H	2,217,000	6,708,170
Anhui Expressway Co. Ltd. Class H	1,184,000	905,945
Anta Sports Products Ltd.	1,879,000	4,732,625
APT Satellite Holdings Ltd.[b]	930,500	677,160
Asia Cement China Holdings Corp.	1,203,000	380,301
AVIC International Holding HK Ltd.[a,b]	6,878,000	745,482
AviChina Industry & Technology Co. Ltd. Class H	4,049,000	2,815,996
Bank of China Ltd. Class H	140,628,000	64,234,827
Bank of Communications Co. Ltd. Class H	15,634,000	11,780,900
Baoxin Auto Group Ltd.[b]	1,801,000	608,850
BBMG Corp. Class H	2,230,500	1,439,023
Beijing Capital International Airport Co. Ltd. Class H	2,858,000	3,075,557
Beijing Capital Land Ltd. Class H	2,406,000	962,394
Beijing Enterprises Holdings Ltd.	939,000	5,482,513
Beijing Enterprises Medical & Health Group Ltd.[a,b]	6,564,000	601,343
Beijing Enterprises Water Group Ltd.[b]	8,112,000	5,809,201
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	845,000	928,949
Belle International Holdings Ltd.	8,353,000	7,641,598
Biostime International Holdings Ltd.[b]	382,000	629,926
Boer Power Holdings Ltd.[b]	693,000	1,133,830
Bosideng International Holdings Ltd.[b]	7,094,000	659,051
Brilliance China Automotive Holdings Ltd.	5,484,000	6,623,214

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Byd Co. Ltd. Class Hb	1,167,500	$4,767,889
BYD Electronic International Co. Ltd.[a,b]	1,636,000	945,707
C C Land Holdings Ltd.	3,701,000	883,459
Carnival Group International Holdings Ltd.[a,b]	7,897,000	988,392
Central China Securities Co. Ltd. Class Hb	2,284,000	1,261,349
CGN Power Co. Ltd. Class Hc	14,141,000	5,601,625
Chaowei Power Holdings Ltd.[a,b]	1,571,000	770,292
China Aerospace International Holdings Ltd.[b]	4,928,000	693,095
China Agri-Industries Holdings Ltd.[a,b]	4,557,200	1,728,785
China Aircraft Leasing Group Holdings Ltd.[b]	515,500	499,533
China Animal Healthcare Ltd.[a,b]	1,237,000	79,806
China Aoyuan Property Group Ltd.	3,427,000	636,755
China BlueChemical Ltd. Class H	3,974,000	1,128,096
China Cinda Asset Management Co. Ltd. Class H	15,222,000	5,656,655
China CITIC Bank Corp. Ltd. Class Ha	14,524,000	8,901,749
China Coal Energy Co. Ltd. Class Hb	4,714,000	2,201,880
China Communications Construction Co. Ltd. Class H	7,952,000	9,460,254
China Communications Services Corp. Ltd. Class H	4,652,000	1,710,724
China Conch Venture Holdings Ltd.	2,192,500	4,831,956
China Construction Bank Corp. Class H	148,926,000	104,727,931
China COSCO Holdings Co. Ltd. Class Ha,b	4,551,000	2,592,685
China Datang Corp. Renewable Power Co. Ltd. Class Ha	5,904,000	746,566
China Dongxiang Group Co. Ltd.	6,335,000	1,577,609
China Dynamics Holdings Ltd.[a,b]	8,490,000	438,191
China Electronics Corp. Holdings Co. Ltd.[b]	2,120,000	626,422

Security	Shares	Value
China Everbright Bank Co. Ltd. Class H	6,234,000	$2,847,512
China Everbright International Ltd.[b]	4,663,000	6,100,970
China Everbright Ltd.	1,780,000	3,720,750
China Fiber Optic Network System Group Ltd.[a,b]	3,624,800	620,061
China Foods Ltd.[a]	1,946,000	903,943
China Galaxy Securities Co. Ltd. Class H	6,001,000	4,111,626
China Gas Holdings Ltd.	3,250,000	4,747,066
China Harmony New Energy Auto Holding Ltd.[b]	1,668,500	740,594
China High Speed Transmission Equipment Group Co. Ltd.[a]	2,166,000	1,489,639
China Huarong Energy Co. Ltd.[a,b]	10,170,000	406,797
China Huishan Dairy Holdings Co. Ltd.[b]	11,975,000	4,388,230
China Huiyuan Juice Group Ltd.[a]	1,822,500	604,361
China Innovationpay Group Ltd.[a,b]	9,492,000	575,640
China International Marine Containers Group Co. Ltd. Class H	959,000	1,707,628
China Lesso Group Holdings Ltd.[b]	2,365,000	1,660,067
China Life Insurance Co. Ltd. Class H	13,260,000	45,853,640
China Lilang Ltd.[b]	1,308,000	1,125,717
China Longyuan Power Group Corp. Ltd.	5,808,000	6,167,682
China LotSynergy Holdings Ltd.[b]	17,060,000	704,408
China Lumena New Materials Corp.[a,b]	2,584,000	41,677
China Medical System Holdings Ltd.	2,178,000	2,366,276
China Mengniu Dairy Co. Ltd.	2,480,000	8,671,944
China Merchants Bank Co. Ltd. Class H	8,183,464	19,492,358
China Merchants Holdings International Co. Ltd.	2,066,000	6,904,394
China Merchants Land Ltd.[b]	2,872,000	452,105

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
China Metal Recycling Holdings Ltd.[a]	62,400	$—
China Minsheng Banking Corp. Ltd. Class H	10,550,100	10,223,321
China Mobile Ltd.	10,906,000	132,137,651
China Modern Dairy Holdings Ltd.[b]	4,045,000	1,054,303
China National Building Material Co. Ltd. Class H	5,188,000	3,025,756
China National Materials Co. Ltd. Class H	2,713,000	602,107
China New Town Development Co. Ltd.[a]	10,607,500	362,706
China Oceanwide Holdings Ltd.[a,b]	7,640,000	1,104,096
China Oil and Gas Group Ltd.[a,b]	15,588,000	985,558
China Oilfield Services Ltd. Class H	3,164,000	3,404,850
China Overseas Grand Oceans Group Ltd.[b]	2,262,000	715,079
China Overseas Land & Investment Ltd.	7,080,000	20,737,415
China Pacific Insurance Group Co. Ltd. Class H	4,728,800	17,206,619
China Petroleum & Chemical Corp. Class H	44,946,200	29,925,277
China Power International Development Ltd.	5,972,000	3,976,171
China Power New Energy Development Co. Ltd.[b]	11,460,000	591,480
China Precious Metal Resources Holdings Co. Ltd.[a,b]	9,118,000	341,188
China Railway Construction Corp. Ltd. Class H	3,577,000	4,689,301
China Railway Group Ltd. Class H	7,249,000	6,500,674
China Rare Earth Holdings Ltd.[a,b]	7,057,200	610,102
China Regenerative Medicine International Ltd.[a,b]	22,690,000	1,200,366
China Resources and Transportation Group Ltd.[a,b]	49,700,000	384,772
China Resources Cement Holdings Ltd.[b]	3,738,000	1,837,637

Security	Shares	Value
China Resources Enterprise Ltd.	2,156,000	$6,773,969
China Resources Gas Group Ltd.	1,658,000	4,374,952
China Resources Land Ltd.	5,019,777	12,526,692
China Resources Power Holdings Co. Ltd.	3,444,000	8,434,413
China SCE Property Holdings Ltd.	4,509,200	930,926
China Shanshui Cement Group Ltd.[a,b]	3,521,000	2,121,218
China Shenhua Energy Co. Ltd. Class H	5,927,000	10,278,499
China Shineway Pharmaceutical Group Ltd.[b]	962,000	1,154,393
China Shipping Container Lines Co. Ltd. Class Ha,b	6,554,000	2,350,621
China Singyes Solar Technologies Holdings Ltd.[b]	1,313,000	814,902
China Southern Airlines Co. Ltd. Class H	3,454,000	2,250,656
China State Construction International Holdings Ltd.	3,390,000	4,479,145
China Suntien Green Energy Corp. Ltd. Class Hb	4,380,000	706,447
China Taiping Insurance Holdings Co. Ltd.[a]	2,971,508	8,396,852
China Telecom Corp. Ltd. Class H	24,680,000	12,929,052
China Traditional Chinese Medicine Co. Ltd.[a,b]	3,390,000	2,366,423
China Travel International Investment Hong Kong Ltd.[b]	4,950,000	1,724,505
China Unicom Hong Kong Ltd.	10,678,000	14,025,979
China Vanke Co. Ltd. Class Hb	2,388,787	5,430,988
China Water Affairs Group Ltd.[b]	2,386,000	1,040,597
China Yurun Food Group Ltd.[a,b]	3,373,000	779,049
China ZhengTong Auto Services Holdings Ltd.[b]	2,080,000	823,943
Chinasoft International Ltd.[a,b]	2,958,000	969,454
Chongqing Changan Automobile Co. Ltd. Class B	1,579,800	2,527,664
Chongqing Rural Commercial Bank Co. Ltd. Class H	4,932,000	2,882,815
CIFI Holdings Group Co. Ltd.[b]	6,164,000	1,153,257

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
CIMC Enric Holdings Ltd.[b]	1,254,000	$660,166
CITIC Ltd.	6,975,000	12,779,918
CITIC Resources Holdings Ltd.[a,b]	5,864,000	900,402
CITIC Securities Co. Ltd. Class H	3,889,000	7,798,022
CNOOC Ltd.	31,387,000	38,919,629
Cogobuy Group[a,b,c]	840,000	740,279
Colour Life Services Group Co. Ltd.	776,000	573,736
Comba Telecom Systems Holdings Ltd.[b]	3,007,265	585,928
Coolpad Group Ltd.	5,208,000	967,674
COSCO International Holdings Ltd.[b]	1,970,000	977,721
COSCO Pacific Ltd.	2,916,000	3,430,074
Country Garden Holdings Co. Ltd.	9,900,733	3,474,816
CPMC Holdings Ltd.[b]	1,471,000	778,201
Credit China Holdings Ltd.[b]	3,708,000	909,052
CRRC Corp. Ltd. Class Ha	7,845,750	9,171,876
CSPC Pharmaceutical Group Ltd.	7,696,000	7,050,484
CT Environmental Group Ltd.[b]	5,528,000	1,811,746
Dah Chong Hong Holdings Ltd.[b]	1,989,000	718,602
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	1,060,700	6,514,709
Daphne International Holdings Ltd.	2,876,000	552,931
Datang International Power Generation Co. Ltd. Class H	4,974,000	2,008,841
Dawnrays Pharmaceutical Holdings Ltd.[b]	1,132,000	893,909
Dazhong Transportation Group Co. Ltd. Class B	1,016,700	900,796
Digital China Holdings Ltd.	1,760,000	1,539,706
Dongfeng Motor Group Co. Ltd. Class H	4,722,000	4,752,434
Dongjiang Environmental Co. Ltd. Class Hb	427,300	639,568
Dongyue Group Ltd.	3,584,000	860,154
ENN Energy Holdings Ltd.	1,390,000	7,093,438
EverChina International Holdings Co. Ltd.[a,b]	13,015,000	436,629

Security	Shares	Value
Evergrande Real Estate Group Ltd.[b]	10,070,000	$6,626,667
Fantasia Holdings Group Co. Ltd.[b]	4,356,000	460,890
Far East Horizon Ltd.	3,453,000	2,749,016
FDG Electric Vehicles Ltd.[a,b]	21,165,000	1,310,856
First Tractor Co. Ltd. Class Hb	1,064,000	610,938
Fosun International Ltd.	3,518,500	5,901,962
Franshion Properties China Ltd.	6,406,000	1,603,556
Fufeng Group Ltd.[b]	2,234,400	994,662
Fullshare Holdings Ltd.[a]	7,487,500	1,120,702
GCL-Poly Energy Holdings Ltd.[a,b]	20,229,000	3,236,619
Geely Automobile Holdings Ltd.	9,940,000	3,847,717
GF Securities Co. Ltd.[a]	1,645,000	2,818,769
Glorious Property Holdings Ltd.[a]	5,525,000	598,835
Golden Eagle Retail Group Ltd.[b]	1,057,000	1,177,013
Goldin Properties Holdings Ltd.[a,b]	2,370,000	2,262,953
GOME Electrical Appliances Holding Ltd.	21,396,000	3,395,730
Goodbaby International Holdings Ltd.[a,b]	2,379,000	933,176
Great Wall Motor Co. Ltd. Class H	1,832,000	4,893,181
Greatview Aseptic Packaging Co. Ltd.[b]	2,285,000	1,052,567
Guangdong Investment Ltd.	5,162,000	6,980,311
Guangdong Land Holdings Ltd.[a]	2,376,000	554,907
Guangzhou Automobile Group Co. Ltd. Class H	3,840,000	2,700,370
Guangzhou R&F Properties Co. Ltd. Class Ha	1,890,800	1,727,326
Haier Electronics Group Co. Ltd.	2,300,000	4,125,135
Haitian International Holdings Ltd.	1,286,000	2,333,038
Haitong Securities Co. Ltd. Class H	5,746,000	8,289,015
Hanergy Thin Film Power Group Ltd.[a,b]	20,984,000	27
Hangzhou Steam Turbine Co. Class B	831,400	1,096,192
Harbin Electric Co. Ltd. Class Hb	1,776,000	930,389
HC International Inc.[a,b]	876,000	376,395

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Hengan International Group Co. Ltd.	1,313,000	$12,884,259
Hengdeli Holdings Ltd.[b]	6,190,800	862,712
Hi Sun Technology (China) Ltd.[a,b]	4,152,000	685,745
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	851,000	439,223
Honbridge Holdings Ltd.[a,b]	6,406,000	843,107
Honghua Group Ltd.[a,b]	7,651,000	533,099
Hopson Development Holdings Ltd.[a,b]	1,310,000	1,007,426
Hua Han Bio-Pharmaceutical Holdings Ltd. Class Hb	9,508,288	1,214,599
Huabao International Holdings Ltd.[b]	3,940,000	1,311,630
Huadian Power International Corp. Ltd. Class H	3,072,000	2,501,186
Huaneng Power International Inc. Class H	6,344,000	7,309,878
Huaneng Renewables Corp. Ltd. Class H	7,668,000	2,800,039
Huatai Securities Co. Ltd.[a,c]	1,610,800	2,930,598
Imperial Pacific International Holdings Ltd.[a,b]	66,850,000	1,638,893
Industrial & Commercial Bank of China Ltd. Class H	130,451,000	77,091,836
Inner Mongolia Yitai Coal Co. Ltd. Class B	2,022,700	1,711,204
Intime Retail Group Co. Ltd.[b]	2,024,500	2,128,977
Jiangnan Group Ltd.	4,816,000	975,622
Jiangsu Expressway Co. Ltd. Class H	2,296,000	2,713,706
Jiangsu Future Land Co. Ltd. Class B	1,214,800	1,969,191
Jiangxi Copper Co. Ltd. Class H	2,408,000	3,041,828
Ju Teng International Holdings Ltd.[b]	2,138,000	816,573
Kaisa Group Holdings Ltd.[a,b]	2,773,000	178,902
Kingboard Chemical Holdings Ltd.	1,240,200	1,609,849
Kingboard Laminates Holdings Ltd.[b]	2,237,500	889,220
Kingdee International Software Group Co. Ltd.[b]	3,998,000	1,372,208
Kingsoft Corp. Ltd.	1,586,000	3,343,880

Security	Shares	Value
Konka Group Co. Ltd. Class B	577,800	$763,705
Kunlun Energy Co. Ltd.	5,852,000	4,137,904
KWG Property Holding Ltd.	2,347,000	1,483,900
Lao Feng Xiang Co. Ltd. Class B	422,106	1,565,591
Launch Tech Co. Ltd.[a]	319,500	373,091
Lee & Man Paper Manufacturing Ltd.	2,839,000	1,626,462
Lenovo Group Ltd.[b]	11,982,000	9,832,907
Leyou Technologies Holdings Ltd.[a,b]	5,480,000	494,965
Li Ning Co. Ltd.[a,b]	2,873,500	1,327,363
Lianhua Supermarket Holdings Co. Ltd. Class Ha	1,098,000	570,956
Lifetech Scientific Corp.[a,b]	3,872,000	539,578
Livzon Pharmaceutical Group Inc. Class H	159,770	723,240
Longfor Properties Co. Ltd.	2,656,000	3,211,169
Lonking Holdings Ltd.	6,939,000	949,070
Luthai Textile Co. Ltd. Class B	713,169	870,521
Luye Pharma Group Ltd.[a]	2,564,000	2,183,521
Microport Scientific Corp.[a,b]	1,984,000	727,035
MIE Holdings Corp.[a]	2,836,000	332,999
Minth Group Ltd.	1,290,000	2,243,753
MMG Ltd.[a,b]	4,116,000	849,749
National Agricultural Holdings Ltd.[a,b]	1,568,000	631,242
NetDragon Websoft Inc.[b]	369,500	882,027
New China Life Insurance Co. Ltd. Class H	1,424,600	5,569,691
New World China Land Ltd.	4,636,000	2,811,492
New World Department Store China Ltd.	2,851,000	511,337
Nexteer Automotive Group Ltd.	1,545,000	1,455,281
Nine Dragons Paper (Holdings) Ltd.	3,130,000	1,756,827
North Mining Shares Co. Ltd.[a,b]	33,030,000	460,286
NVC Lighting Holdings Ltd.[b]	1,831,000	274,398
Parkson Retail Group Ltd.[b]	4,141,500	593,166
PAX Global Technology Ltd.[b]	1,568,000	1,460,760
People’s Insurance Co. Group of China Ltd. (The) Class H	12,061,000	5,711,430
PetroChina Co. Ltd. Class H	37,234,000	30,940,053
Phoenix Healthcare Group Co. Ltd.[b]	781,500	1,133,420

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Phoenix Satellite Television Holdings Ltd.[b]	3,842,000	$822,926
PICC Property & Casualty Co. Ltd. Class H	6,255,360	11,881,072
Ping An Insurance Group Co. of China Ltd. Class H	9,318,500	45,630,296
Poly Property Group Co. Ltd.[b]	4,339,000	1,158,925
Real Nutriceutical Group Ltd.[b]	3,314,000	590,102
Renhe Commercial Holdings Co. Ltd.[a,b]	28,772,000	1,596,372
REXLot Holdings Ltd.[b]	19,550,000	252,256
Road King Infrastructure Ltd.[b]	1,135,000	1,003,187
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	2,984,000	639,149
Semiconductor Manufacturing International Corp.[a,b]	48,744,000	4,276,865
Shandong Airlines Co. Ltd. Class B	340,200	657,131
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. Class H	394,000	657,849
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,568,000	2,495,282
Shanghai Baosight Software Co. Ltd. Class B	267,000	777,237
Shanghai Electric Group Co. Ltd. Class Hb	5,142,000	2,839,693
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	758,500	2,216,763
Shanghai Industrial Holdings Ltd.	976,000	2,380,165
Shanghai Industrial Urban Development Group Ltd.[b]	3,994,000	633,882
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	2,600,000	795,092
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	626,300	920,661
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,295,000	2,700,266

Security	Shares	Value
Shenzhen Expressway Co. Ltd. Class Hb	1,554,000	$1,014,605
Shenzhen International Holdings Ltd.	2,220,250	3,071,087
Shenzhen Investment Ltd.[b]	5,826,000	2,059,760
Shenzhou International Group Holdings Ltd.	1,061,000	5,359,727
Shimao Property Holdings Ltd.	2,486,000	3,490,001
Shougang Concord International Enterprises Co. Ltd.[a,b]	15,716,000	638,775
Shougang Fushan Resources Group Ltd.[b]	6,318,000	798,916
Shui On Land Ltd.	7,284,666	1,597,916
Shunfeng International Clean Energy Ltd.[a]	2,388,000	573,116
Sihuan Pharmaceutical Holdings Group Ltd.	6,629,000	1,283,024
Sino Biopharmaceutical Ltd.	5,592,000	6,638,202
Sino Oil And Gas Holdings Ltd.[a,b]	28,525,000	666,193
Sino-Ocean Land Holdings Ltd.	6,284,500	3,284,137
Sinofert Holdings Ltd.[b]	5,216,000	800,903
Sinolink Worldwide Holdings Ltd.[a,b]	5,114,000	488,301
Sinopec Engineering Group Co. Ltd. Class H	2,342,000	2,021,662
Sinopec Kantons Holdings Ltd.[b]	2,092,000	1,109,428
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	6,599,000	2,409,684
Sinopharm Group Co. Ltd. Class H	2,167,200	8,207,343
Sinosoft Technology Group Ltd.[b]	1,244,000	539,331
Sinotrans Ltd. Class H	3,517,000	1,615,541
Sinotrans Shipping Ltd.[b]	4,055,500	753,533
Skyworth Digital Holdings Ltd.[b]	3,902,000	2,250,558
SOHO China Ltd.	3,757,500	1,604,806
Sound Global Ltd.[a,b]	1,007,000	757,529
SSY Group Ltd.[b]	4,892,000	1,407,625
Sun Art Retail Group Ltd.[b]	4,247,500	3,540,474
Sunac China Holdings Ltd.	3,599,000	1,945,769
Sunny Optical Technology Group Co. Ltd.[b]	1,402,000	2,337,255

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Superb Summit International Group Ltd.[a,b]	6,035,000	$155,741
TCC International Holdings Ltd.	3,408,000	646,416
TCL Communication Technology Holdings Ltd.[b]	1,207,000	816,083
TCL Multimedia Technology Holdings Ltd.[b]	1,412,000	634,029
Tech Pro Technology Development Ltd.[a,b]	10,704,000	2,610,378
Technovator International Ltd.[a,b]	1,006,000	556,866
Tencent Holdings Ltd.	9,175,500	156,041,690
Tiangong International Co. Ltd.[b]	5,336,000	481,958
Tianjin Development Holdings Ltd.[b]	1,356,000	874,833
Tianjin Port Development Holdings Ltd.[b]	4,458,000	701,771
Tianneng Power International Ltd.[a,b]	1,988,000	792,630
Tibet 5100 Water Resources Holdings Ltd.[b]	3,769,000	1,016,408
Tingyi Cayman Islands Holding Corp.	3,552,000	5,463,170
Tong Ren Tang Technologies Co. Ltd. Class Hb	1,346,000	1,740,237
Tongda Group Holdings Ltd.[b]	6,360,000	984,768
Towngas China Co. Ltd.[b]	2,253,000	1,433,189
Tsingtao Brewery Co. Ltd. Class H	658,000	3,234,792
Universal Health International Group Holding Ltd.[b]	2,508,000	873,749
V1 Group Ltd.a,[b]	10,494,000	704,109
Vinda International Holdings Ltd.[b]	519,000	1,000,492
Viva China Holdings Ltd.[a,b]	5,624,000	645,849
Wanda Hotel Development Co. Ltd.[a,b]	3,161,000	469,049
Want Want China Holdings Ltd.[b]	10,619,000	8,563,654
Wasion Group Holdings Ltd.[b]	1,270,000	1,224,108
Weichai Power Co. Ltd. Class H	1,806,000	1,943,477
Weiqiao Textile Co. Class H	1,299,500	558,362
Welling Holding Ltd.[b]	3,544,000	571,609
West China Cement Ltd.[a,b]	5,382,000	881,948
Wisdom Holdings Group[b]	1,574,000	639,751
Wumart Stores Inc. Class Ha	880,000	474,629

Security	Shares	Value
Xiamen International Port Co. Ltd. Class H	2,208,000	$541,313
Xingda International Holdings Ltd.	3,379,000	680,156
Xinhua Winshare Publishing and Media Co. Ltd. Class H	1,157,000	836,020
Xinyi Solar Holdings Ltd.[b]	5,330,000	1,781,240
XTEP International Holdings Ltd.	1,951,500	841,028
Yanchang Petroleum International Ltd.[a]	21,350,000	641,873
Yanzhou Coal Mining Co. Ltd. Class Hb	3,212,000	1,516,883
Yingde Gases Group Co. Ltd.	2,660,000	1,108,612
Yuanda China Holdings Ltd.	8,172,000	411,234
YuanShengTai Dairy Farm Ltd.[a,b]	8,616,000	589,219
Yuexiu Property Co. Ltd.[b]	13,094,880	2,061,374
Yuexiu Transport Infrastructure Ltd.[b]	1,658,000	990,515
Yuxing InfoTech Investment Holdings Ltd.[b]	2,190,000	904,252
Yuzhou Properties Co. Ltd.[b]	4,203,400	900,335
Yuexiu REIT[b]	2,507,000	1,319,806
Zhaojin Mining Industry Co. Ltd. Class Hb	1,884,500	938,597
Zhejiang Expressway Co. Ltd. Class H	2,750,000	2,952,239
Zhonglu Co. Ltd. Class Ba	204,000	460,428
Zhongsheng Group Holdings Ltd.	1,457,000	609,116
Zhuzhou CSR Times Electric Co. Ltd. Class H	964,000	6,387,236
Zijin Mining Group Co. Ltd. Class H	10,346,000	2,669,918
ZTE Corp. Class H	1,387,640	2,796,748

		1,604,585,834
COLOMBIA — 0.30%
Almacenes Exito SA	363,495	1,971,697
Cementos Argos SA	786,030	2,479,926
Corp. Financiera Colombiana SA	163,987	1,945,474
Ecopetrol SA	8,207,805	4,231,921
Grupo Argos SA/Colombia	482,477	2,620,208

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Grupo de Inversiones Suramericana SA	427,919	$4,882,994
Interconexion Electrica SA ESP	716,474	1,537,866
Isagen SA ESP	1,702,941	1,618,441

		21,288,527
CZECH REPUBLIC — 0.20%
CEZ AS	263,433	6,012,593
Komercni Banka AS	28,184	6,411,692
Pegas Nonwovens SAb	31,220	1,190,066
Philip Morris CR AS	654	299,839

		13,914,190
EGYPT — 0.28%
Commercial International Bank Egypt SAE	1,432,776	9,171,172
Egypt Kuwait Holding Co. SAE	1,248,177	773,870
Egyptian Financial Group-Hermes Holding Co.[a]	1,103,008	1,210,061
Ezz Steel[a]	607,862	714,990
Global Telecom Holding SAE[a]	4,440,144	1,190,836
Global Telecom Holding SAE GDR[a]	211,538	274,999
Juhayna Food Industries	939,105	985,874
Orascom Telecom Media And Technology Holding SAE[a]	7,074,736	632,476
Orascom Telecom Media And Technology Holding SAE GDR[a]	50,000	33,500
Palm Hills Developments SAE[a]	3,611,079	954,647
Pioneers Holding For Financial Investments SAE[a]	739,048	729,605
Six of October Development & Investment[a]	587,972	712,620
South Valley Cement	959,291	475,354
Talaat Moustafa Group	2,032,300	1,918,084

		19,778,088
GREECE — 0.30%
Alpha Bank AEa	9,334,110	878,545
Athens Water Supply & Sewage Co. SA (The)	43,842	243,660
Eurobank Ergasias SAa	18,236,567	735,626
FF Group	72,403	1,541,423
Hellenic Exchanges – Athens Stock Exchange SA Holding	214,980	1,038,214
Hellenic Telecommunications Organization SA	477,592	4,361,405

Security	Shares	Value
Intralot SA-Integrated Lottery Systems & Services[a]	270,680	$461,011
JUMBO SA	212,913	1,789,267
Metka SA	62,306	470,545
Motor Oil Hellas Corinth Refineries SAa	130,661	1,361,572
Mytilineos Holdings SAa	190,549	969,336
National Bank of Greece SAa	2,795,526	1,628,841
OPAP SA	412,271	3,233,647
Piraeus Bank SAa	4,685,198	451,480
Piraeus Port Authority SA	15,225	242,417
Titan Cement Co. SA	91,871	1,927,063

		21,334,052
HUNGARY — 0.23%
Magyar Telekom Telecommunications PLC[a]	885,601	1,259,601
MOL Hungarian Oil & Gas PLC	60,742	3,008,599
OTP Bank PLC	406,462	7,824,901
Richter Gedeon Nyrt	255,926	3,907,128

		16,000,229
INDIA — 8.86%
ACC Ltd.	96,539	1,938,550
Adani Enterprises Ltd.	586,352	662,871
Adani Ports & Special Economic Zone Ltd.	1,322,675	7,072,506
Adani Power Ltd.[a]	1,959,596	663,271
Adani Transmissions Ltd.[a]	340,421	159,520
Aditya Birla Nuvo Ltd.	80,758	2,485,002
AIA Engineering Ltd.	80,979	1,117,260
Ajanta Pharma Ltd.	54,390	1,227,140
Alstom T&D India Ltd.	154,709	1,228,130
Amara Raja Batteries Ltd.	109,276	1,657,099
Ambuja Cements Ltd.	1,314,100	4,095,999
Apollo Hospitals Enterprise Ltd.	153,655	3,097,833
Apollo Tyres Ltd.	512,159	1,386,816
Arvind Infrastructure Ltd.[a]	27,551	18,941
Arvind Ltd.	315,738	1,289,075
Ashok Leyland Ltd.	2,322,938	3,155,492
Asian Paints Ltd.	548,974	7,008,038
Aurobindo Pharma Ltd.	511,953	5,799,182
Bajaj Auto Ltd.	155,616	5,226,684
Balkrishna Industries Ltd.	92,226	890,420
Bayer CropScience Ltd./India	20,694	1,200,314
Berger Paints India Ltd.	375,737	1,201,115
Bharat Forge Ltd.	206,248	3,623,573

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Bharat Heavy Electricals Ltd.	1,109,129	$3,778,297
Bharat Petroleum Corp. Ltd.	342,622	4,552,144
Bharti Airtel Ltd.	2,157,457	11,498,864
Bharti Infratel Ltd.	894,150	5,377,006
Biocon Ltd.	137,765	919,746
Blue Dart Express Ltd.	10,921	1,121,548
Bosch Ltd.	14,456	5,047,465
Cairn India Ltd.	830,013	1,859,803
Century Textiles & Industries Ltd.	82,571	680,256
CESC Ltd.	158,332	1,247,959
Cipla Ltd.	660,579	6,778,698
Coal India Ltd.	1,276,927	7,037,265
Container Corp. of India Ltd.	86,483	1,853,969
Credit Analysis & Research Ltd.	48,955	901,884
CRISIL Ltd.	42,181	1,228,309
Crompton Greaves Ltd.	743,911	1,913,074
Dabur India Ltd.	1,054,021	4,329,454
DCB Bank Ltd.[a]	756,108	1,470,131
Dewan Housing Finance Corp. Ltd.	174,709	1,206,603
Dish TV India Ltd.[a]	856,397	1,343,696
Divi’s Laboratories Ltd.	84,305	2,998,202
DLF Ltd.	470,025	784,141
Dr. Reddy’s Laboratories Ltd.	214,941	13,912,236
Eicher Motors Ltd.	21,663	6,196,579
Federal Bank Ltd.	2,576,737	2,380,017
Finolex Cables Ltd.	234,296	841,316
GAIL (India) Ltd.	709,836	3,161,827
Gateway Distriparks Ltd.	212,150	1,151,466
GlaxoSmithKline Consumer Healthcare Ltd.	20,895	1,921,554
Glenmark Pharmaceuticals Ltd.	239,306	4,157,210
GMR Infrastructure Ltd.	3,568,211	625,343
Godrej Consumer Products Ltd.	229,526	4,600,361
Godrej Industries Ltd.	267,867	1,488,128
GRUH Finance Ltd.	256,640	929,849
Gujarat Pipavav Port Ltd.[a]	379,484	973,900
Havells India Ltd.	517,492	2,025,206
HCL Technologies Ltd.	1,016,603	14,850,280
Hero Motocorp Ltd.	93,934	3,387,418
Hexaware Technologies Ltd.	248,202	913,465
Hindalco Industries Ltd.	2,178,778	2,623,711
Hindustan Unilever Ltd.	1,363,494	17,658,247

Security	Shares	Value
Housing Development & Infrastructure Ltd.[a]	670,481	$604,668
Housing Development Finance Corp. Ltd.	2,679,195	47,806,350
ICICI Bank Ltd.	2,020,007	8,444,678
Idea Cellular Ltd.	2,005,245	4,701,278
IFCI Ltd.	1,886,209	566,076
Indiabulls Housing Finance Ltd.	374,454	4,253,200
Indian Hotels Co. Ltd.[a]	868,140	1,136,189
Infosys Ltd.	3,277,998	53,966,770
IRB Infrastructure Developers Ltd.	343,025	1,205,425
ITC Ltd.	4,006,351	19,596,315
Jain Irrigation Systems Ltd.	1,035,302	910,318
Jammu & Kashmir Bank Ltd. (The)	548,908	795,597
JSW Steel Ltd.	183,495	2,539,670
Jubilant Foodworks Ltd.	40,611	1,018,528
Just Dial Ltd.	64,123	814,668
Kajaria Ceramics Ltd.	98,408	1,016,722
Karur Vysya Bank Ltd. (The)	172,719	1,209,358
KPIT Technologies Ltd.	472,215	728,479
Larsen & Toubro Ltd.	576,487	13,900,730
LIC Housing Finance Ltd.	564,650	3,762,918
Lupin Ltd.	403,684	11,754,051
Mahindra & Mahindra Financial Services Ltd.	552,448	2,099,676
Mahindra & Mahindra Ltd.	674,860	12,394,683
Marico Ltd.	465,141	2,837,727
MAX India Ltd.	259,433	1,954,675
MindTree Ltd.	102,425	2,150,732
Motherson Sumi Systems Ltd.	636,614	2,906,542
Mphasis Ltd.	182,782	1,162,958
MRF Ltd.	2,692	1,635,740
NCC Ltd./India	742,071	800,399
Nestle India Ltd.	45,742	4,104,841
NIIT Technologies Ltd.	103,086	723,192
NTPC Ltd.	2,081,686	3,803,246
Oil & Natural Gas Corp. Ltd.	1,519,516	5,470,029
Oil India Ltd.	214,428	1,449,788
Page Industries Ltd.	11,224	2,397,943
Persistent Systems Ltd.	91,751	967,543
PI Industries Ltd.	126,892	1,374,862
Piramal Enterprises Ltd.	139,976	2,050,630
Power Finance Corp. Ltd.	500,993	1,689,320

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
PTC India Ltd.	970,976	$875,668
Rajesh Exports Ltd.	164,681	1,254,771
Rallis India Ltd.	231,588	746,586
Ramco Cements Ltd. (The)	184,781	903,266
Raymond Ltd.	124,045	732,980
Redington India Ltd.	650,122	1,060,635
Reliance Capital Ltd.	235,991	1,116,497
Reliance Communications Ltd.[a]	1,768,008	1,606,434
Reliance Industries Ltd.	2,317,109	29,833,977
Reliance Infrastructure Ltd.	237,758	1,221,606
Rural Electrification Corp. Ltd.	561,398	2,138,760
Shree Cement Ltd.	17,356	2,814,479
Shree Renuka Sugars Ltd.[a]	5,878,424	658,808
Shriram Transport Finance Co. Ltd.	282,760	3,458,413
Siemens Ltd.	152,533	2,902,315
SKS Microfinance Ltd.[a]	237,143	1,649,210
Sobha Ltd.	154,243	656,649
State Bank of India	2,720,372	10,122,362
Sun Pharma Advanced Research Co. Ltd.[a]	148,913	835,458
Sun Pharmaceuticals Industries Ltd.	1,661,481	22,468,422
Sundaram Finance Ltd.	67,370	1,471,347
Suzlon Energy Ltd.[a]	3,843,657	1,277,846
Tata Consultancy Services Ltd.	836,384	32,260,705
Tata Global Beverages Ltd.	843,025	1,516,747
Tata Motors Ltd.[a]	1,481,723	7,581,919
Tata Power Co. Ltd.	2,321,768	2,114,826
Tata Steel Ltd.	607,643	2,060,365
Tech Mahindra Ltd.	437,643	3,390,540
Thermax Ltd.	79,297	1,133,240
Torrent Pharmaceuticals Ltd.	90,831	2,195,794
TTK Prestige Ltd.	11,758	696,203
Tube Investments of India Ltd.	173,705	1,051,245
TV18 Broadcast Ltd.[a]	1,419,599	686,576
TVS Motor Co. Ltd.	271,555	913,626
Ultratech Cement Ltd.	71,641	3,114,376
United Breweries Ltd.	142,242	1,829,193
United Spirits Ltd.[a]	109,042	5,425,362
UPL Ltd.	533,025	4,029,661
VA Tech Wabag Ltd.	77,124	805,176
Vedanta Ltd.	1,671,951	2,481,203
Vijaya Bank	1,100,672	596,077
Voltas Ltd.	271,112	1,113,201

Security	Shares	Value
Wipro Ltd.	1,109,254	$9,541,503
Wockhardt Ltd.	61,228	1,236,396
Zee Entertainment Enterprises Ltd.	1,104,932	6,396,056

		622,614,451
INDONESIA — 2.38%
Ace Hardware Indonesia Tbk PT	19,429,300	822,807
Adaro Energy Tbk PT	26,114,100	1,105,900
Alam Sutera Realty Tbk PT	25,739,700	648,530
Aneka Tambang Persero Tbk PTa	12,865,300	457,840
Arwana Citramulia Tbk PT	12,907,000	436,358
Astra Agro Lestari Tbk PT	786,700	958,878
Astra International Tbk PT	35,695,500	15,053,084
Bank Bukopin Tbk	14,728,800	712,853
Bank Central Asia Tbk PT	22,116,200	20,305,977
Bank Danamon Indonesia Tbk PT	6,689,600	1,683,113
Bank Mandiri Persero Tbk PT	16,994,300	11,006,984
Bank Negara Indonesia Persero Tbk PT	13,740,200	4,840,853
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	9,012,800	445,829
Bank Rakyat Indonesia Persero Tbk PT	19,928,400	15,070,409
Bank Tabungan Negara Persero Tbk PT	11,053,976	837,899
Bumi Serpong Damai Tbk PT	16,094,200	1,838,519
Charoen Pokphand Indonesia Tbk PT	14,422,200	1,919,538
Ciputra Development Tbk PT	21,977,500	1,353,063
Ciputra Property Tbk PT	11,454,000	297,559
Eagle High Plantations Tbk PT	25,029,200	459,611
Energi Mega Persada Tbk PTa	93,718,500	373,540
Gudang Garam Tbk PT	904,700	2,865,420
Hanson International Tbk PTa	32,133,600	1,646,704
Indocement Tunggal Prakarsa Tbk PT	2,635,100	3,680,700
Indofood CBP Sukses Makmur Tbk PT	2,222,300	2,016,678
Indofood Sukses Makmur Tbk PT	8,050,900	3,036,994
Jasa Marga Persero Tbk PT	4,279,400	1,568,606

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Kalbe Farma Tbk PT	40,679,700	$4,849,715
Kawasan Industri Jababeka Tbk PT	55,213,713	774,171
Krakatau Steel Persero Tbk PTa	4,350,100	99,077
Link Net Tbk PTa	2,215,000	760,667
Lippo Cikarang Tbk PTa	1,665,200	838,526
Lippo Karawaci Tbk PT	34,321,800	2,613,831
Matahari Department Store Tbk PT	4,140,900	5,165,073
Media Nusantara Citra Tbk PT	10,270,000	1,385,171
Mitra Adiperkasa Tbk PTa	1,815,300	516,811
Modernland Realty Tbk PT	28,149,900	721,279
Multipolar Tbk PT	15,589,354	454,921
Pakuwon Jati Tbk PT	53,744,800	1,453,596
Panin Financial Tbk PTa	37,460,200	693,214
Pembangunan Perumahan Persero Tbk PT	5,367,100	1,264,420
Perusahaan Gas Negara Persero Tbk PT	19,905,100	3,938,518
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	8,157,300	627,038
Ramayana Lestari Sentosa Tbk PT	10,688,900	460,269
Salim Ivomas Pratama Tbk PT	5,851,700	195,751
Semen Indonesia Persero Tbk PT	5,439,600	3,581,231
Sugih Energy Tbk PTa	41,472,600	1,163,004
Summarecon Agung Tbk PT	21,025,200	2,424,258
Surya Citra Media Tbk PT	11,730,400	2,279,288
Tambang Batubara Bukit Asam Persero Tbk PT	1,734,800	722,319
Telekomunikasi Indonesia Persero Tbk PT	88,611,200	18,100,651
Timah Persero Tbk PT	11,987,752	516,199
Tower Bersama Infrastructure Tbk PTa	3,850,700	1,966,461
Unilever Indonesia Tbk PT	2,789,200	7,886,190
United Tractors Tbk PT	3,106,700	4,228,871
Wijaya Karya Persero Tbk PT	5,873,300	1,155,849
XL Axiata Tbk PTa	6,034,700	1,288,548

		167,569,163
MALAYSIA — 3.16%
AEON Credit Service M Bhd	219,300	635,970
AirAsia Bhd[b]	2,725,700	564,609

Security	Shares	Value
Alliance Financial Group Bhd	2,215,800	$1,983,669
AMMB Holdings Bhd	3,503,200	3,920,248
Astro Malaysia Holdings Bhd	3,350,100	2,313,164
Axiata Group Bhd	4,637,500	6,779,583
Berjaya Corp. Bhd[b]	6,894,700	590,974
Berjaya Sports Toto Bhd	1,172,545	823,573
British American Tobacco Malaysia Bhd	242,600	3,591,635
Bumi Armada Bhd[a,b]	5,079,200	1,033,980
Bursa Malaysia Bhd	957,600	1,878,720
Cahya Mata Sarawak Bhd	1,363,800	1,607,336
CapitaMalls Malaysia Trust[b]	2,730,900	864,785
Carlsberg Brewery Malaysia Bhd	386,900	1,077,793
CIMB Group Holdings Bhd[b]	9,059,800	10,785,476
Dialog Group Bhd[b]	7,971,996	2,980,008
DiGi.Com Bhd[b]	6,320,600	7,870,652
DRB-Hicom Bhd[b]	1,518,700	470,074
Eastern & Oriental Bhd	1,975,890	719,788
Gamuda Bhd[b]	2,931,600	3,029,320
Genting Bhd[b]	3,997,800	6,520,221
Genting Malaysia Bhd[b]	5,400,000	5,091,429
Genting Plantations Bhd	562,800	1,322,580
Hartalega Holdings Bhd[b]	859,700	1,682,556
Hong Leong Bank Bhd	970,400	3,022,103
Hong Leong Financial Group Bhd	460,700	1,531,279
IHH Healthcare Bhd	4,647,200	6,472,886
IJM Corp. Bhd[b]	2,695,400	4,043,100
IOI Corp. Bhd[b]	5,185,100	4,938,190
IOI Properties Group Bhd	2,871,573	1,251,185
KNM Group Bhd[a,b]	4,861,300	555,577
KPJ Healthcare Bhd[b]	1,235,550	1,235,550
Kuala Lumpur Kepong Bhd[b]	781,300	3,873,016
Lafarge Malaysia Bhd[b]	786,400	1,741,314
Magnum Bhd	1,185,400	733,819
Mah Sing Group Bhd	2,991,423	990,019
Malayan Banking Bhd[b]	8,083,900	16,860,706
Malaysia Airports Holdings Bhd	1,646,900	1,693,954
Malaysia Building Society Bhd[b]	2,022,000	659,557
Malaysian Resources Corp. Bhd	2,676,900	544,940
Maxis Bhd[b]	3,289,000	5,144,936
Media Prima Bhd	3,032,700	758,175
MISC Bhd	2,047,200	3,948,171
OSK Holdings Bhd	1,448,300	562,078

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Parkson Holdings Bhd[a,b]	1,251,816	$312,954
Pavilion REIT	2,478,300	891,008
Petronas Chemicals Group Bhd[b]	5,164,100	7,463,354
Petronas Dagangan Bhd	476,200	2,399,141
Petronas Gas Bhd	1,231,500	6,251,329
POS Malaysia Bhd[b]	1,138,500	1,024,650
PPB Group Bhd	871,700	3,183,780
Public Bank Bhd[b]	4,429,560	18,983,829
QL Resources Bhd	1,630,250	1,498,277
RHB Capital Bhd	1,086,600	1,676,469
Sapurakencana Petroleum Bhd[b]	6,359,400	2,604,326
Sime Darby Bhd[b]	5,466,600	9,696,707
Sunway Bhd	1,351,000	1,093,667
Sunway Construction Group Bhd[a]	3,074,070	819,752
Sunway REIT	3,212,400	1,139,637
Supermax Corp. Bhd[b]	1,316,800	639,589
Ta Ann Holdings Bhd	695,800	538,417
TA Enterprise Bhd	3,250,900	456,674
Telekom Malaysia Bhd[b]	2,039,100	3,150,895
Tenaga Nasional Bhd	6,027,700	16,045,163
TIME dotCom Bhd	935,000	1,340,167
Top Glove Corp. Bhd[b]	1,009,000	1,854,638
TSH Resources Bhd	1,837,900	765,792
UMW Holdings Bhd[b]	1,068,500	2,162,440
UOA Development Bhd	1,145,100	515,295
WCT Holdings Bhd	2,699,552	758,446
Westports Holdings Bhd[b]	2,221,000	2,221,000
YTL Corp. Bhd	7,354,500	2,731,671
YTL Power International Bhd[b]	3,324,535	1,226,912

		222,144,677
MEXICO — 4.54%
Alfa SAB de CV	5,122,500	10,193,103
Alsea SAB de CVb	1,029,100	3,165,801
America Movil SAB de CV	56,725,600	51,620,972
Arca Continental SAB de CV	699,700	3,984,287
Axtel SAB de CV CPO[a,b]	2,104,300	851,502
Banregio Grupo Financiero SAB de CVb	538,900	2,821,678
Bolsa Mexicana de Valores SAB de CV	1,015,800	1,533,386
Cemex SAB de CV CPO[a]	22,290,023	17,441,478
Coca-Cola Femsa SAB de CV Series L	836,200	6,004,893

Security	Shares	Value
Concentradora Fibra Hotelera Mexicana SA de CV	1,137,400	$1,082,496
Consorcio ARA SAB de CVa	2,487,300	859,734
Controladora Comercial Mexicana SAB de CV BC Units	760,700	2,168,312
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa	1,015,500	1,341,089
Corp Inmobiliaria Vesta SAB de CVb	1,106,800	1,712,308
El Puerto de Liverpool SAB de CV Series C1	340,300	4,053,586
Fibra Uno Administracion SA de CV	3,911,400	8,365,921
Fomento Economico Mexicano SAB de CV	3,238,300	28,822,414
Gentera SAB de CVb	2,012,700	3,209,765
Gruma SAB de CV Series B	380,000	5,098,069
Grupo Aeromexico SAB de CVa,b	892,900	1,332,965
Grupo Aeroportuario del Centro Norte SAB de CV	492,400	2,575,270
Grupo Aeroportuario del Pacifico SAB de CV Series B	601,300	5,030,423
Grupo Aeroportuario del Sureste SAB de CV Series B	398,900	5,795,699
Grupo Bimbo SAB de CVa	2,934,700	7,534,379
Grupo Carso SAB de CV Series A1	1,085,200	4,921,557
Grupo Comercial Chedraui SA de CV	654,400	1,627,810
Grupo Famsa SAB de CV Series Aa,b	755,453	450,210
Grupo Financiero Banorte SAB de CV	4,457,300	21,359,445
Grupo Financiero Inbursa SAB de CV Series Ob	4,204,800	8,858,145
Grupo Financiero Santander Mexico SAB de CV Series B	3,153,000	4,908,007
Grupo Herdez SAB de CV	651,600	1,591,333
Grupo Lala SAB de CV	1,306,600	2,947,247
Grupo Mexico SAB de CV Series B	6,753,300	17,084,481
Grupo Simec SAB de CV Series Ba,b	339,000	930,533

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Grupo Televisa SAB	4,381,100	$26,748,730
Industrias Bachoco SAB de CV Series B	9,600	45,368
Industrias CH SAB de CV Series Ba,b	381,400	1,294,214
Industrias Penoles SAB de CV	241,195	3,427,039
Kimberly-Clark de Mexico SAB de CV Series A	2,781,400	6,224,170
Mexichem SAB de CV	1,917,900	4,905,618
Mexico Real Estate Management SA de CV	1,459,400	1,979,496
OHL Mexico SAB de CVa	1,441,000	1,913,318
PLA Administradora Industrial S. de RL de CV	1,252,100	2,337,054
Promotora y Operadora de Infraestructura SAB de CVa	483,600	5,076,935
Qualitas Controladora SAB de CVa	672,200	953,418
TV Azteca SAB de CV CPO[b]	3,618,000	519,629
Urbi Desarrollos Urbanos SAB de CVa,b	558,900	—
Wal-Mart de Mexico SAB de CV	9,302,900	22,248,235

		318,951,522
PERU — 0.34%
Cia. de Minas Buenaventura SA ADR	358,748	2,267,287
Credicorp Ltd.	121,682	13,382,587
Southern Copper Corp.	296,194	7,896,532

		23,546,406
PHILIPPINES — 1.46%
Aboitiz Equity Ventures Inc.	3,275,860	3,861,786
Aboitiz Power Corp.	2,416,100	2,235,694
Alliance Global Group Inc.	3,783,700	1,602,851
Ayala Corp.	378,280	5,972,842
Ayala Land Inc.	13,119,300	10,090,690
Bank of the Philippine Islands	1,298,495	2,350,293
BDO Unibank Inc.	2,860,730	6,028,710
Belle Corp.	9,926,900	656,271
Cebu Air Inc.	501,720	960,181
Cosco Capital Inc.	3,789,400	563,464
D&L Industries Inc.	5,932,000	1,446,829
DMCI Holdings Inc.	7,597,000	1,849,676
East West Banking Corp.[a]	1,377,200	612,875
Energy Development Corp.	17,567,700	2,255,160
Filinvest Land Inc.	21,235,000	813,236

Security	Shares	Value
First Gen Corp.	2,435,900	$1,216,908
First Philippine Holdings Corp.	352,250	527,546
Globe Telecom Inc.	60,200	3,317,826
GT Capital Holdings Inc.	155,060	4,213,226
International Container Terminal Services Inc.	819,630	1,629,966
JG Summit Holdings Inc.	4,599,153	6,986,304
Jollibee Foods Corp.	751,470	3,078,873
Lopez Holdings Corp.	4,793,000	693,211
Manila Water Co. Inc.	2,188,900	1,058,390
Megaworld Corp.	21,937,200	2,032,265
Melco Crown Philippines Resorts Corp.[a]	4,175,500	536,901
Metro Pacific Investments Corp.	24,043,500	2,572,048
Metropolitan Bank & Trust Co.	592,682	1,061,984
Nickel Asia Corp.	3,711,324	639,199
Philippine Long Distance Telephone Co.	165,195	8,899,465
Philippine National Bank[a]	453,406	582,036
Rizal Commercial Banking Corp.	655,190	490,622
Security Bank Corp.	917,400	2,588,897
SM Investments Corp.	279,845	5,256,823
SM Prime Holdings Inc.	15,129,296	6,311,966
Universal Robina Corp.	1,610,810	6,685,861
Vista Land & Lifescapes Inc.	8,173,400	1,019,489

		102,700,364
POLAND — 1.53%
Alior Bank SAa	102,960	2,396,710
Asseco Poland SA	141,744	1,968,369
Bank Handlowy w Warszawie SA	55,282	1,281,143
Bank Millennium SAa	1,166,993	1,840,512
Bank Pekao SA	225,613	9,625,174
Bank Zachodni WBK SAa	63,568	5,105,458
Budimex SA	28,813	1,495,773
CCC SA	45,501	2,061,183
Ciech SAa	73,915	1,419,660
Cyfrowy Polsat SAa	354,980	2,128,384
ENEA SA	368,437	1,386,772
Energa SA	351,601	1,822,008
Eurocash SA	160,759	1,772,646
Getin Holding SAa	747,762	307,219
Getin Noble Bank SAa,b	2,513,429	586,277
Globe Trade Centre SAa,b	538,952	842,860

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Grupa Azoty SAa	85,358	$2,036,293
Grupa Lotos SAa	175,281	1,389,183
Kernel Holding SA	99,486	1,100,170
KGHM Polska Miedz SA	253,885	5,284,771
LPP SA	2,325	4,806,966
Lubelski Wegiel Bogdanka SA	74,530	923,562
mBank SAa	26,659	2,579,231
Netia SA	653,936	948,148
Orange Polska SA	1,109,765	2,088,540
PGE Polska Grupa Energetyczna SA	1,448,633	5,993,973
Polski Koncern Naftowy Orlen SA	588,099	11,508,979
Polskie Gornictwo Naftowe i Gazownictwo SA	3,266,277	5,878,632
Powszechna Kasa Oszczednosci Bank Polski SA	1,543,561	12,167,973
Powszechny Zaklad Ubezpieczen SA	95,338	10,886,674
Synthos SA	1,063,124	1,113,101
Tauron Polska Energia SA	1,756,586	1,629,637
Warsaw Stock Exchange	82,324	964,936

		107,340,917
QATAR — 1.02%
Al Khalij Commercial Bank QSC	175,159	993,390
Al Meera Consumer Goods Co. QSC	13,444	948,919
Barwa Real Estate Co.	171,219	2,069,055
Commercial Bank QSC (The)	199,939	3,151,932
Doha Bank QSC	188,020	2,731,663
Ezdan Holding Group QSC	1,270,878	6,628,209
Gulf International Services QSC	89,532	1,475,356
Industries Qatar QSC	269,186	9,832,671
Masraf Al Rayan QSC	654,649	7,839,031
Mazaya Qatar Real Estate Development QSC	144,811	638,328
Medicare Group	18,882	860,842
Ooredoo QSC	129,404	2,470,017
Qatar Electricity & Water Co. QSC	50,394	3,031,031
Qatar Industrial Manufacturing Co. QSC	43,731	526,055
Qatar Insurance Co. SAQ	168,409	4,532,719
Qatar Islamic Bank SAQ	105,638	3,278,431
Qatar National Bank SAQ	305,442	15,015,824

Security	Shares	Value
Qatar National Cement Co. QSC	25,404	$724,912
Qatari Investors Group QSC	68,011	895,643
Salam International Investment Co.	288,220	1,005,299
United Development Co. QSC	145,282	933,274
Vodafone Qatar QSC	620,463	2,411,236

		71,993,837
RUSSIA — 3.23%
Alrosa PAO	3,451,100	3,392,133
Gazprom PAO	9,487,090	21,004,690
Gazprom PAO ADR	5,838,771	25,748,980
Inter RAO UES PJSC	53,951,000	907,270
LSR Group PJSC GDR[d]	510,525	1,021,050
Lukoil PJSC	411,859	15,599,036
Lukoil PJSC ADR (London)	514,255	19,397,699
M Video OJSC	252,270	767,548
Magnit PJSC GDR[d]	471,953	23,595,290
Mechel ADR[a]	400,939	457,070
MegaFon PJSC GDR[d]	185,836	2,387,993
MMC Norilsk Nickel PJSC	102,197	16,006,574
Mobile TeleSystems PJSC ADR	953,052	7,271,787
Moscow Exchange MICEX-RTS PJSC	2,299,770	2,543,810
NOVATEK OAO GDR[d]	166,131	15,915,350
Rosneft OAO	1,206,660	4,397,473
Rosneft OAO GDR[d]	695,300	2,619,890
Rostelecom PJSC	1,692,250	2,025,019
RusHydro PJSC	229,484,000	1,819,500
Sberbank of Russia	12,641,030	14,069,588
Sberbank of Russia ADR	1,223,689	5,934,892
Severstal PAO	438,210	4,774,860
Sistema JSFC GDR[d]	321,774	2,374,692
Surgutneftegas OAO	5,994,950	3,066,212
Surgutneftegas OAO ADR	750,632	3,918,299
Tatneft PAO Class S	2,597,030	12,409,070
Uralkali PJSC[a]	731,620	2,236,968
Uralkali PJSC GDR[a,d]	143,677	2,221,246
VTB Bank JSC	5,421,870,000	5,567,331
VTB Bank JSC GDR[d]	1,550,901	3,225,874

		226,677,194
SOUTH AFRICA — 7.83%
Adcock Ingram Holdings Ltd.[a]	128,332	492,362
Adcorp Holdings Ltd.	368,108	807,580

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Advtech Ltd.	1,084,485	$1,004,013
Aeci Ltd.	239,313	1,757,467
African Oxygen Ltd.	348,541	334,503
Anglo American Platinum Ltd.[a]	91,306	2,204,065
AngloGold Ashanti Ltd.[a]	715,974	5,764,281
Aspen Pharmacare Holdings Ltd.	608,769	15,719,658
Astral Foods Ltd.	91,534	1,227,998
Attacq Ltd.[a]	891,839	1,499,369
AVI Ltd.	621,679	3,796,370
Barclays Africa Group Ltd.	576,682	7,554,461
Barloworld Ltd.	424,395	2,726,008
Bidvest Group Ltd. (The)	554,973	13,342,699
Blue Label Telecoms Ltd.	1,219,979	935,385
Brait SEa	632,766	6,925,757
Capital Property Fund[a]	2,802,378	3,295,859
Capitec Bank Holdings Ltd.	70,589	2,569,606
Cashbuild Ltd.	54,800	1,292,304
City Lodge Hotels Ltd.	106,316	1,138,163
Clicks Group Ltd.[b]	486,503	3,357,482
Clover Industries Ltd.	606,808	800,584
Coronation Fund Managers Ltd.	422,259	2,351,286
DataTec Ltd.	363,383	2,054,675
Discovery Ltd.	660,380	6,671,883
Emira Property Fund Ltd.	932,100	1,235,375
EOH Holdings Ltd.	222,546	2,659,294
Famous Brands Ltd.	138,646	1,434,098
FirstRand Ltd.	5,973,605	23,828,218
Foschini Group Ltd. (The)	375,025	4,238,178
Gold Fields Ltd.	1,386,794	4,452,838
Grindrod Ltd.	935,900	1,001,925
Group Five Ltd./South Africa	417,416	701,764
Growthpoint Properties Ltd.	3,840,893	7,575,080
Harmony Gold Mining Co. Ltd.[a,b]	949,996	807,882
Hosken Consolidated Investments Ltd.	93,399	992,979
Hudaco Industries Ltd.	118,503	1,009,544
Hyprop Investments Ltd.	450,983	4,215,986
Impala Platinum Holdings Ltd.[a]	906,354	3,383,731
Imperial Holdings Ltd.	327,186	4,551,016
Investec Ltd.	419,268	3,411,230
JSE Ltd.	196,624	2,040,469
Lewis Group Ltd.	181,511	855,948
Liberty Holdings Ltd.	208,609	2,025,658

Security	Shares	Value
Life Healthcare Group Holdings Ltd.	1,666,949	$4,783,088
Massmart Holdings Ltd.	191,455	1,654,126
Mediclinic International Ltd.	876,321	7,038,712
Metair Investments Ltd.	349,125	863,321
MMI Holdings Ltd./South Africa	1,897,388	4,021,002
Mondi Ltd.	218,882	5,074,422
Mpact Ltd.	434,158	1,564,563
Mr. Price Group Ltd.	433,311	7,795,792
MTN Group Ltd.	2,931,476	39,111,394
Murray & Roberts Holdings Ltd.	1,133,367	1,072,338
Nampak Ltd.	1,076,318	2,504,112
Naspers Ltd. Class N	707,841	91,733,696
Nedbank Group Ltd.	337,364	6,001,934
Netcare Ltd.	1,764,385	5,302,100
Northam Platinum Ltd.[a]	618,949	1,759,660
Omnia Holdings Ltd.[b]	123,410	1,535,060
Pick n Pay Holdings Ltd.	585,294	1,207,278
Pick n Pay Stores Ltd.[b]	444,411	2,097,377
Pioneer Foods Ltd.	151,648	2,275,134
PPC Ltd.	1,109,360	1,814,887
PSG Group Ltd.	186,265	2,780,441
Rand Merchant Insurance Holdings Ltd.	1,299,309	4,112,181
Redefine Properties Ltd.	7,117,501	6,160,085
Remgro Ltd.	845,780	16,130,985
Resilient Property Income Fund Ltd.	528,624	4,463,568
Reunert Ltd.	321,792	1,558,469
RMB Holdings Ltd.	1,259,101	6,374,174
Royal Bafokeng Platinum Ltd.[a]	165,350	411,248
SA Corporate Real Estate Fund Nominees Pty Ltd.	3,253,494	1,250,943
Sanlam Ltd.	3,091,368	14,866,907
Sappi Ltd.[a]	980,098	3,141,072
Sasol Ltd.	977,397	31,310,158
Shoprite Holdings Ltd.	806,580	9,873,487
Sibanye Gold Ltd.	1,344,470	1,540,678
SPAR Group Ltd. (The)	306,833	4,395,143
Standard Bank Group Ltd.	2,126,365	23,424,201
Steinhoff International Holdings Ltd.	4,082,823	24,458,308
Sun International Ltd./ South Africa	197,214	1,542,564
Super Group Ltd./South Africa[a]	671,097	1,674,169

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Telkom SA SOC Ltd.	428,278	$2,050,297
Tiger Brands Ltd.	289,332	6,539,513
Tongaat Hulett Ltd.	194,605	1,686,917
Trencor Ltd.[b]	306,294	1,246,951
Truworths International Ltd.	772,993	5,121,332
Tsogo Sun Holdings Ltd.	648,793	1,149,453
Vodacom Group Ltd.	649,292	6,926,010
Vukile Property Fund Ltd.	952,118	1,313,588
Wilson Bayly Holmes-Ovcon Ltd.	138,628	992,869
Woolworths Holdings Ltd./South Africa	1,711,692	12,840,029
Zeder Investments Ltd.	2,229,464	1,307,668

		549,898,435
SOUTH KOREA — 14.87%
Ahnlab Inc.[b]	22,718	864,350
Amicogen Inc.[b]	15,279	1,121,300
AmorePacific Corp.[b]	58,317	18,662,426
AmorePacific Group	51,871	7,543,278
Asiana Airlines Inc.[a]	206,904	886,919
ATLASBX Co. Ltd.[b]	25,495	833,128
BGF retail Co. Ltd.	19,116	3,256,710
Binggrae Co. Ltd.	14,350	875,984
Bioland Ltd.[b]	26,557	602,879
BNK Financial Group Inc.	385,719	4,533,075
Bukwang Pharmaceutical Co. Ltd.	52,838	1,101,210
Cell Biotech Co. Ltd.[b]	16,372	759,943
Celltrion Inc.[a,b]	113,340	6,803,754
Chabiotech Co. Ltd.[a,b]	81,342	1,010,972
Cheil Industries Inc.[a,b]	56,112	8,444,672
Cheil Worldwide Inc.[a]	141,591	2,083,013
Chong Kun Dang Pharmaceutical Corp.	16,005	975,659
CJ CGV Co. Ltd.[b]	27,384	2,639,422
CJ CheilJedang Corp.	14,643	4,865,524
CJ Corp.	27,483	6,680,501
CJ E&M Corp.[a]	37,548	2,622,249
CJ Freshway Corp.[b]	17,914	1,363,145
CJ Hellovision Co. Ltd.	74,568	731,337
CJ Korea Express Co. Ltd.[a]	12,993	1,955,404
CJ O Shopping Co. Ltd.	6,132	1,032,758
Com2uSCorp.[a,b]	17,273	1,545,114
Cosmax Inc.	13,359	2,445,338
COSON Co. Ltd.[a,b]	32,651	817,138

Security	Shares	Value
Coway Co. Ltd.	96,258	$6,868,886
Daeduck Electronics Co.	115,097	709,412
Daeduck GDS Co. Ltd.[b]	66,920	506,957
Daekyo Co. Ltd.	94,599	759,831
Daelim Industrial Co. Ltd.	48,738	2,773,255
Daesang Corp.	42,227	1,124,625
Daewoo Engineering & Construction Co. Ltd.[a,b]	211,446	1,138,796
Daewoo International Corp.	86,978	1,603,146
Daewoo Securities Co. Ltd.	341,536	3,580,678
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	201,971	1,149,241
Daewoong Pharmaceutical Co. Ltd.[b]	10,527	676,434
Daishin Securities Co. Ltd.	95,397	826,734
Daou Technology Inc.[b]	59,791	1,511,521
Daum Kakao Corp.[b]	49,724	5,671,332
DGB Financial Group Inc.	293,301	2,579,015
Dong-A Socio Holdings Co. Ltd.[b]	5,790	802,841
Dong-A ST Co. Ltd.[b]	9,704	968,144
Dongbu Insurance Co. Ltd.	75,177	3,381,455
Dongkuk Steel Mill Co. Ltd.[a,b]	141,947	714,086
Dongsuh Cos. Inc.	66,676	2,525,542
Dongwon Industries Co. Ltd.[b]	3,340	977,079
Doosan Corp.	13,902	1,210,658
Doosan Engine Co. Ltd.[a,b]	120,934	467,274
Doosan Heavy Industries & Construction Co. Ltd.	85,622	1,332,018
Doosan Infracore Co. Ltd.[a]	238,295	1,345,856
DuzonBIzon Co. Ltd.	57,672	1,087,369
DY Corp.[b]	113,761	545,360
E-Mart Co. Ltd.	37,106	7,168,650
E1 Corp.[b]	5,221	298,847
EO Technics Co. Ltd.[b]	16,628	1,516,940
Fila Korea Ltd.	19,543	1,734,952
Gamevil Inc.[a,b]	10,637	651,126
GemVax & Kael Co. Ltd.[a,b]	46,163	1,319,222
Global & Yuasa Battery Co. Ltd.[b]	20,127	668,773
GOLFZON Co. Ltd.[a,b]	5,167	406,283
GOLFZONYUWONHOLDINGS Co. Ltd.[b]	52,525	417,447
Grand Korea Leisure Co. Ltd.[b]	59,700	1,579,886
Green Cross Cell Corp.[a]	16,167	619,205

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Green Cross Corp./South Korea	11,314	$1,889,254
Green Cross Holdings Corp.[b]	49,545	1,818,011
GS Engineering & Construction Corp.[a,b]	94,801	1,951,726
GS Holdings Corp.	88,470	3,474,472
GS Home Shopping Inc.	6,092	1,030,142
Gwangju Shinsegae Co. Ltd.[b]	2,813	743,236
Halla Holdings Corp.[b]	16,163	688,747
Hana Financial Group Inc.	509,651	11,720,573
Hana Tour Service Inc.	18,642	2,482,448
Hancom Inc.[b]	45,427	985,164
Handsome Co. Ltd.	33,994	1,123,792
Hanil Cement Co. Ltd.	6,617	724,499
Hanjin Heavy Industries & Construction Co. Ltd.[a,b]	148,361	500,495
Hanjin Kal Corp.[b]	76,850	1,595,153
Hanjin Shipping Co. Ltd.[a,b]	267,823	1,247,689
Hanjin Transportation Co. Ltd.[b]	18,959	769,420
Hankook Shell Oil Co. Ltd.	2,055	830,514
Hankook Tire Co. Ltd.[b]	130,632	4,081,042
Hankook Tire Worldwide Co. Ltd.[b]	48,454	704,636
Hanmi Pharm Co. Ltd.[a,b]	9,786	3,599,163
Hanmi Science Co. Ltd.[a]	22,269	3,012,505
Hanon Systems	68,864	2,116,429
Hansae Co. Ltd.	37,247	1,977,689
Hansol Chemical Co. Ltd.[b]	22,662	1,509,842
Hansol Holdings Co. Ltd.[a]	101,735	654,579
Hanssem Co. Ltd.	17,941	4,831,290
Hanwha Chemical Corp.	195,441	2,999,158
Hanwha Corp.	85,084	3,032,163
Hanwha General Insurance Co. Ltd.[a,b]	141,908	855,467
Hanwha Investment & Securities Co. Ltd.[b]	162,049	665,185
Hanwha Life Insurance Co. Ltd.	396,718	2,666,589
Hanwha Techwin Co. Ltd.[a,b]	65,723	1,739,277
Hite Jinro Co. Ltd.[b]	52,664	984,041
HLB Inc.[a,b]	58,187	1,116,757
HMC Investment Securities Co. Ltd.[b]	81,493	716,573
Hotel Shilla Co. Ltd.	59,185	6,029,839
Huchems Fine Chemical Corp.	57,562	951,458
Hwa Shin Co. Ltd.[b]	117,715	578,249
Hy-Lok Corp.	27,944	805,657

Security	Shares	Value
Hyosung Corp.	40,471	$4,379,867
Hyundai Corp.[b]	28,438	785,035
Hyundai Department Store Co. Ltd.	26,921	3,425,585
Hyundai Development Co. Engineering & Construction	100,282	5,078,750
Hyundai Elevator Co. Ltd.[a,b]	18,705	1,048,524
Hyundai Engineering & Construction Co. Ltd.	138,061	3,875,396
Hyundai Glovis Co. Ltd.	34,147	4,965,786
Hyundai Greenfood Co. Ltd.	86,529	1,997,245
Hyundai Heavy Industries Co. Ltd.[a,b]	74,711	5,779,798
Hyundai Home Shopping Network Corp.	11,622	1,262,673
Hyundai Livart Furniture Co. Ltd.[b]	21,967	1,071,652
Hyundai Marine & Fire Insurance Co. Ltd.	110,589	2,618,044
Hyundai Merchant Marine Co. Ltd.[a,b]	165,258	1,187,650
Hyundai Mipo Dockyard Co. Ltd.[a]	22,848	1,041,224
Hyundai Mobis Co. Ltd.	120,996	21,125,068
Hyundai Motor Co.	273,100	34,404,481
Hyundai Securities Co. Ltd.	270,335	1,682,237
Hyundai Steel Co.	141,103	6,311,011
Hyundai Wia Corp.	28,835	2,547,671
Ilyang Pharmaceutical Co. Ltd.[a,b]	32,426	1,304,991
iMarketKorea Inc.	36,913	995,582
Industrial Bank of Korea	491,463	5,484,939
Interpark Holdings Corp.	87,514	984,093
iNtRON Biotechnology Inc.[a,b]	25,385	1,062,403
IS Dongseo Co. Ltd.[b]	23,455	1,233,482
JB Financial Group Co. Ltd.[b]	206,582	1,114,346
Kangwon Land Inc.	216,064	7,773,006
KB Capital Co. Ltd.[b]	46,207	918,085
KB Financial Group Inc.	680,216	20,589,079
KB Insurance Co. Ltd.	77,483	1,601,741
KCC Corp.[b]	10,577	3,510,017
KCP Co. Ltd.[a,b]	24,515	724,413
KEPCO Plant Service & Engineering Co. Ltd.	43,155	4,597,362
Kia Motors Corp.	466,959	19,227,143

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
KISWIRE Ltd.[b]	17,012	$670,268
KIWOOM Securities Co. Ltd.[b]	23,832	1,148,530
Koh Young Technology Inc.[b]	33,088	1,063,068
Kolon Corp.[b]	13,316	944,589
Kolon Industries Inc.	32,822	1,537,382
Kolon Life Science Inc.[b]	8,858	1,470,904
Komipharm International Co. Ltd.[a,b]	64,284	1,016,369
Korea Aerospace Industries Ltd.	84,905	6,625,856
Korea Electric Power Corp.	453,951	18,422,869
Korea Gas Corp.	46,626	1,586,723
Korea Investment Holdings Co. Ltd.	72,332	4,268,674
Korea Kolmar Co. Ltd.[b]	27,742	2,439,373
Korea Petro Chemical Ind.[b]	7,022	863,835
Korea Zinc Co. Ltd.	15,871	6,883,807
Korean Air Lines Co. Ltd.[a]	65,948	1,856,748
Korean Reinsurance Co.	189,668	2,229,030
KT Corp.[a]	50,177	1,223,933
KT Skylife Co. Ltd.	53,949	896,299
KT&G Corp.	195,830	18,295,680
Kukdo Chemical Co. Ltd.[b]	14,316	865,436
Kumho Petrochemical Co. Ltd.	25,238	1,169,345
Kumho Tire Co. Inc.[a,b]	194,729	1,047,116
Kwang Dong Pharmaceutical Co. Ltd.	97,618	1,019,304
Kwangju Bank[a,b]	102,617	678,474
LF Corp.	44,505	1,230,449
LG Chem Ltd.	83,604	16,540,550
LG Corp.	170,990	8,413,966
LG Display Co. Ltd.	406,747	7,926,881
LG Electronics Inc.[b]	184,899	6,956,673
LG Hausys Ltd.[b]	12,556	1,666,702
LG Household & Health Care Ltd.	16,708	11,329,373
LG Innotek Co. Ltd.[b]	26,249	2,039,554
LG International Corp.	58,241	1,295,065
LG Life Sciences Ltd.[a,b]	27,682	1,376,201
LG Uplus Corp.	397,240	3,694,475
Lotte Chemical Corp.	28,745	6,002,972
Lotte Chilsung Beverage Co. Ltd.	1,185	2,289,347
Lotte Confectionery Co. Ltd.	1,359	2,238,285
Lotte Food Co. Ltd.[b]	1,584	1,475,855
LOTTE Himart Co. Ltd.	16,964	930,851

Security	Shares	Value
Lotte Shopping Co. Ltd.	19,518	$4,414,344
LS Corp.	32,152	846,785
LS Industrial Systems Co. Ltd.	32,126	1,173,404
Maeil Dairy Industry Co. Ltd.[b]	23,831	690,097
Mando Corp.[b]	13,813	1,366,410
Medipost Co. Ltd.[a,b]	14,463	1,068,752
Medy-Tox Inc.	7,729	3,326,852
MegaStudy Co. Ltd.	14,427	523,288
Meritz Fire & Marine Insurance Co. Ltd.[b]	116,227	1,518,247
Meritz Securities Co. Ltd.[b]	439,800	1,810,886
Mirae Asset Securities Co. Ltd.	48,424	1,598,780
Modetour Network Inc.[b]	35,062	1,258,408
Muhak Co. Ltd.[a,b]	30,282	1,300,635
Namhae Chemical Corp.	87,534	773,393
Namyang Dairy Products Co. Ltd.[b]	1,372	944,247
NAVER Corp.	49,706	20,823,778
NCsoft Corp.[b]	27,231	5,030,626
Neowiz Games Corp.[a,b]	43,416	735,989
Nexen Corp.	8,382	582,541
Nexen Tire Corp.[b]	73,334	886,642
NH Investment & Securities Co. Ltd.	258,794	2,124,616
NHN Entertainment Corp.[a,b]	28,664	1,378,974
NICE Holdings Co. Ltd.[b]	51,000	1,077,996
Nong Shim Holdings Co. Ltd.[b]	6,040	674,090
NongShim Co. Ltd.	6,219	1,934,975
OCI Co. Ltd.[b]	31,193	2,154,697
OCI Materials Co. Ltd.[b]	15,264	1,415,735
Orion Corp./Republic of Korea	6,356	5,013,864
Osstem Implant Co. Ltd.[a,b]	24,380	1,335,721
Ottogi Corp.[b]	2,428	2,139,062
Paradise Co. Ltd.[a,b]	87,282	1,682,545
Partron Co. Ltd.[b]	96,061	633,503
Poongsan Corp.	49,350	1,024,344
POSCO	120,335	19,330,924
POSCO Chemtech Co. Ltd.[b]	66,928	679,041
POSCO ICT Co. Ltd.[b]	170,864	735,318
Pyeong Hwa Automotive Co. Ltd.[b]	49,956	494,175
S&T Dynamics Co. Ltd.	72,823	800,422
S-1 Corp.	33,256	2,640,235
S-Oil Corp.	82,847	4,202,765
Samchully Co. Ltd.[b]	6,965	677,214

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Samkwang Glass[b]	10,551	$880,477
Samlip General Foods Co. Ltd.	4,798	1,484,733
Samsung C&T Corp.	216,197	8,792,286
Samsung Card Co. Ltd.	60,670	1,859,469
Samsung Electro-Mechanics Co. Ltd.	106,009	5,440,496
Samsung Electronics Co. Ltd.	195,832	180,309,489
Samsung Fine Chemicals Co. Ltd.	37,816	1,136,638
Samsung Fire & Marine Insurance Co. Ltd.	63,806	14,538,759
Samsung Heavy Industries Co. Ltd.[b]	263,862	2,509,784
Samsung Life Insurance Co. Ltd.	142,114	11,811,292
Samsung SDI Co. Ltd.	96,047	6,861,950
Samsung SDS Co. Ltd.	55,597	12,057,181
Samsung Securities Co. Ltd.	101,551	3,880,875
Sansung Life & Science Co. Ltd.[a,b]	24,162	1,068,419
SeAH Besteel Corp.	29,576	797,696
Sebang Co. Ltd.[b]	41,223	655,246
Seegene Inc.[a,b]	32,948	1,300,927
Seobu T&Da,b	40,782	770,643
Seoul Semiconductor Co. Ltd.[a,b]	76,044	909,763
SFA Engineering Corp.[b]	23,992	883,409
Shinhan Financial Group Co. Ltd.	756,814	25,307,118
Shinsegae Co. Ltd.	12,115	2,565,891
Shinsegae Food Co. Ltd.[b]	4,711	930,052
Shinsegae International Co. Ltd.[b]	6,311	784,373
SIMMTECH Co. Ltd.[a,b]	60,349	602,087
Sindoh Co. Ltd.	15,835	772,504
SK Chemicals Co. Ltd.[b]	27,603	1,598,652
SK Gas Ltd.[b]	8,935	667,811
SK Holdings Co. Ltd.	64,101	14,633,075
SK Hynix Inc.	1,037,045	31,389,737
SK Innovation Co. Ltd.[a]	116,213	9,815,835
SK Networks Co. Ltd.	222,264	1,234,643
SK Securities Co. Ltd.[a,b]	732,996	743,686
SK Telecom Co. Ltd.	16,847	3,475,517
SKC Co. Ltd.[b]	43,922	1,424,146
SL Corp.[b]	38,275	503,214
SM Entertainment Co.[a,b]	35,044	1,303,687

Security	Shares	Value
Soulbrain Co. Ltd.	23,886	$875,467
Ssangyong Motor Co.[a,b]	92,059	671,714
Sung Kwang Bend Co. Ltd.[b]	68,834	602,352
Sungwoo Hitech Co. Ltd.[b]	92,406	611,743
Suprema Inc.[a,b]	44,827	839,500
Taekwang Industrial Co. Ltd.[b]	681	684,599
Taewoong Co. Ltd.[a,b]	51,116	648,269
Taeyoung Engineering & Construction Co. Ltd.[a]	170,645	934,923
Taihan Electric Wire Co. Ltd.[a,b]	200,343	203,265
Tera Resource Co. Ltd.[a]	49,111	—
TK Corp.[a,b]	81,787	722,616
Tongyang Life Insurance	85,547	1,084,933
ViroMed Co. Ltd.[a,b]	23,557	3,146,908
Webzen Inc.[a,b]	27,205	717,646
WeMade Entertainment Co. Ltd.[a,b]	19,347	844,054
Wonik IPS Co. Ltd.[a,b]	100,471	942,911
Woori Bank	575,648	4,438,732
YG Entertainment Inc.[b]	22,838	1,123,798
Youlchon Chemical Co. Ltd.[b]	67,008	691,184
Youngone Corp.[b]	42,077	2,180,782
Youngone Holdings Co. Ltd.[b]	13,155	934,280
Yuanta Securities Korea Co. Ltd.[a,b]	189,014	666,403
Yuhan Corp.	13,919	2,924,432
Yungjin Pharmaceutical Co. Ltd.[a,b]	374,652	684,209

		1,044,518,791
TAIWAN — 12.94%
A-DATA Technology Co. Ltd.[b]	775,820	679,582
Ability Enterprise Co. Ltd.[b]	1,461,000	646,619
AcBel Polytech Inc.[b]	1,266,000	657,592
Accton Technology Corp.[b]	2,265,000	957,209
Acer Inc.[a,b]	5,303,872	1,956,186
Advanced Semiconductor Engineering Inc.[b]	11,115,000	11,478,485
Advantech Co. Ltd.	569,302	3,622,004
Airtac International Group[b]	235,190	1,120,434
ALI Corp.[b]	1,750,000	677,711
Alpha Networks Inc.[b]	1,393,000	494,503
Altek Corp.[b]	836,000	528,024
Ambassador Hotel (The)	971,000	826,675
AmTRAN Technology Co. Ltd.[b]	1,746,000	794,222
Ardentec Corp.[b]	1,299,912	815,042

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Asia Cement Corp.	3,234,050	$3,473,999
Asia Optical Co. Inc.[a,b]	741,000	638,832
Asia Pacific Telecom Co. Ltd.[a]	3,605,000	985,015
Asia Polymer Corp.	1,443,850	743,315
Asustek Computer Inc.[b]	1,241,000	11,290,140
AU Optronics Corp.[b]	14,932,000	4,818,847
Bank of Kaohsiung Co. Ltd.	3,833,043	987,242
BES Engineering Corp.[b]	4,373,000	1,008,037
Bizlink Holding Inc.[b]	229,583	966,710
Brogent Technologies Inc.[b]	71,800	550,593
Capital Securities Corp.[b]	2,827,000	719,436
Career Technology MFG. Co. Ltd.[b]	958,000	736,108
Casetek Holdings Ltd.[b]	277,000	1,034,408
Catcher Technology Co. Ltd.	1,173,000	11,969,388
Cathay Financial Holding Co. Ltd.	14,359,078	20,698,327
Cathay Real Estate Development Co. Ltd.[b]	1,497,000	579,733
Chailease Holding Co. Ltd.	1,828,945	2,939,938
Chang Hwa Commercial Bank Ltd.	7,014,290	3,406,251
Cheng Loong Corp.	1,587,000	560,933
Cheng Shin Rubber Industry Co. Ltd.[b]	2,515,650	4,036,050
Cheng Uei Precision Industry Co. Ltd.[b]	762,000	1,059,765
Chia Hsin Cement Corp.[b]	894,000	267,354
Chicony Electronics Co. Ltd.	849,302	2,109,159
Chin-Poon Industrial Co. Ltd.[b]	792,000	1,117,310
China Airlines Ltd.[a]	4,766,000	1,713,862
China Bills Finance Corp.[b]	2,720,000	932,137
China Development Financial Holding Corp.	24,250,000	6,998,632
China Life Insurance Co. Ltd./Taiwan	5,624,048	4,295,476
China Man-Made Fiber Corp.[a,b]	2,322,000	674,419
China Metal Products	1,041,146	732,796
China Motor Corp.	445,000	302,265
China Petrochemical Development Corp.[a,b]	3,987,900	981,776
China Steel Chemical Corp.[b]	301,000	925,129
China Steel Corp.[b]	20,194,529	12,103,311
China Synthetic Rubber Corp.	1,188,100	874,570
Chipbond Technology Corp.[b]	1,079,000	1,571,939

Security	Shares	Value
Chong Hong Construction Co. Ltd.	407,450	$568,547
Chroma ATE Inc.[b]	654,000	1,081,424
Chung Hung Steel Corp.[a]	4,631,000	590,689
Chunghwa Telecom Co. Ltd.	6,318,000	19,185,468
Clevo Co.[b]	611,175	563,537
CMC Magnetics Corp.[a]	10,675,000	869,460
Compal Electronics Inc.	7,413,000	4,328,959
Compeq Manufacturing Co. Ltd.	2,124,000	1,413,345
Continental Holdings Corp.[a,b]	2,117,600	587,065
Coretronic Corp.[b]	1,006,750	801,415
Coxon Precise Industrial Co. Ltd.[b]	494,000	784,970
CSBC Corp. Taiwan	2,060,000	762,939
CTBC Financial Holding Co. Ltd.[b]	26,198,047	15,781,956
CTCI Corp.	1,207,000	1,558,089
Cyberlink Corp.[b]	525,540	1,014,381
CyberTAN Technology Inc.[b]	1,770,000	794,259
D-Link Corp.[b]	2,586,991	746,614
Darwin Precisions Corp.[b]	1,314,000	450,304
Delta Electronics Inc.	3,204,000	16,051,512
Depo Auto Parts Ind. Co. Ltd.[b]	232,000	657,438
Dynapack International Technology Corp.[b]	565,000	823,987
E Ink Holdings Inc.[a,b]	1,742,000	631,780
E.Sun Financial Holding Co. Ltd.	12,302,438	7,392,201
Eclat Textile Co. Ltd.	339,062	5,101,145
Elan Microelectronics Corp.[b]	923,000	923,397
Elite Material Co. Ltd.[b]	777,000	1,695,568
Elite Semiconductor Memory Technology Inc.[b]	945,000	781,304
Epistar Corp.[b]	1,804,694	1,458,798
Eternal Materials Co. Ltd.	1,265,030	1,131,435
EVA Airways Corp.[a]	3,611,279	2,181,019
Evergreen Marine Corp. Taiwan Ltd.	3,088,870	1,352,852
Everlight Chemical Industrial Corp.[b]	1,584,601	793,859
Everlight Electronics Co. Ltd.[b]	740,000	889,292
Far Eastern Department Stores Ltd.[b]	1,354,167	651,362
Far Eastern International Bank[b]	2,782,587	906,547
Far Eastern New Century Corp.	4,944,916	4,483,496

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Far EasTone Telecommunications Co. Ltd.	2,783,000	$6,107,272
Faraday Technology Corp.	1,050,000	911,682
Farglory Land Development Co. Ltd.	526,782	488,960
Federal Corp.	2,170,264	917,173
Feng Hsin Iron & Steel Co.	787,000	834,506
Feng TAY Enterprise Co. Ltd.	574,024	3,405,048
Firich Enterprises Co. Ltd.[b]	402,731	922,162
First Financial Holding Co. Ltd.	12,352,549	5,979,612
FLEXium Interconnect Inc.[b]	483,734	1,378,232
Formosa Chemicals & Fibre Corp.	5,544,210	11,860,002
Formosa Petrochemical Corp.	2,029,000	4,546,167
Formosa Plastics Corp.	6,948,800	15,313,160
Formosa Taffeta Co. Ltd.	1,283,000	1,115,961
Formosan Rubber Group Inc.	1,297,000	753,421
Foxconn Technology Co. Ltd.	1,636,787	4,603,086
Fubon Financial Holding Co. Ltd.	11,833,000	20,330,240
Gemtek Technology Corp.[b]	1,703,000	758,959
Getac Technology Corp.[b]	1,360,000	813,007
Giant Manufacturing Co. Ltd.[b]	515,000	3,727,640
Gigabyte Technology Co. Ltd.[b]	907,000	768,006
Gigasolar Materials Corp.[b]	56,800	815,269
Gigastorage Corp.[a,b]	1,183,000	581,756
Ginko International Co. Ltd.[b]	88,000	897,959
Gintech Energy Corp.[a,b]	1,554,019	616,143
Global Mixed Mode Technology Inc.[b]	574,000	926,205
Gloria Material Technology Corp.[b]	2,055,200	991,721
Gourmet Master Co. Ltd.	145,000	757,622
Grand Pacific Petrochemical	1,987,000	1,001,561
Grape King Bio Ltd.[b]	262,000	1,340,761
Great Wall Enterprise Co. Ltd.	1,229,500	648,080
Greatek Electronics Inc.[b]	638,000	517,679
HannStar Display Corp.[b]	6,237,640	728,517
Hermes Microvision Inc.	74,000	3,138,677
Hey Song Corp.	672,000	684,682
Highwealth Construction Corp.	1,157,100	1,788,853
Hiwin Technologies Corp.[b]	389,263	1,998,000
Ho Tung Chemical Corp.[a,b]	3,477,177	767,339
Holy Stone Enterprise Co. Ltd.[b]	850,900	808,114

Security	Shares	Value
Hon Hai Precision Industry Co. Ltd.	23,441,568	$66,644,487
Hotai Motor Co. Ltd.[b]	433,000	4,764,384
HTC Corp.[b]	1,207,000	1,708,334
Hua Nan Financial Holdings Co. Ltd.	9,885,211	4,678,886
Huaku Development Co. Ltd.[b]	517,000	834,230
Hung Sheng Construction Ltd.[b]	1,460,000	668,613
Ichia Technologies Inc.[b]	1,022,000	518,287
IEI Integration Corp.[b]	697,582	801,868
Innolux Corp.[b]	14,520,241	5,132,246
Inotera Memories Inc.[a,b]	4,075,000	2,454,819
Inventec Corp.	3,979,000	1,822,200
ITEQ Corp.[b]	1,057,000	639,996
KEE TAI Properties Co. Ltd.[b]	1,662,000	837,743
Kenda Rubber Industrial Co. Ltd.[b]	901,689	1,213,855
Kerry TJ Logistics Co. Ltd.[b]	685,000	760,035
Kindom Construction Corp.[b]	1,180,000	536,759
King Slide Works Co. Ltd.	117,000	1,485,155
King Yuan Electronics Co. Ltd.[b]	1,931,000	1,240,408
King’s Town Bank Co. Ltd.[b]	1,753,000	1,206,885
Kinpo Electronics[a]	2,577,000	782,541
Kinsus Interconnect Technology Corp.[b]	510,000	909,147
Kuoyang Construction Co. Ltd.	2,452,023	813,925
Largan Precision Co. Ltd.	181,000	16,800,467
LCY Chemical Corp.[a,b]	1,136,000	651,168
Lealea Enterprise Co. Ltd.[b]	3,704,173	949,496
Lien Hwa Industrial Corp.[b]	1,079,400	605,454
Lite-On Technology Corp.	3,419,889	3,132,305
Long Bon International Co. Ltd.[b]	955,000	660,422
Macronix International[a,b]	6,736,000	941,997
Makalot Industrial Co. Ltd.[b]	336,526	2,834,034
Masterlink Securities Corp.[b]	2,979,603	750,945
MediaTek Inc.[b]	2,627,572	20,270,487
Mega Financial Holding Co. Ltd.	17,097,958	12,822,417
Merida Industry Co. Ltd.	398,850	2,169,795
Merry Electronics Co. Ltd.[b]	441,070	488,029
Micro-Star International Co. Ltd.[b]	1,265,000	977,832
Microbio Co. Ltd.[a,b]	1,257,141	948,574
MIN AIK Technology Co. Ltd.[b]	415,000	626,913
Mitac Holdings Corp.[b]	1,400,000	869,191
Motech Industries Inc.[a,b]	725,000	579,358

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Nan Kang Rubber Tire Co. Ltd.[a,b]	1,051,000	$807,567
Nan Ya Plastics Corp.	8,139,440	14,834,915
Nan Ya Printed Circuit Board Corp.[b]	552,000	532,727
National Petroleum Co. Ltd.[b]	817,000	860,040
Neo Solar Power Corp.[b]	1,376,806	649,557
Novatek Microelectronics Corp.[b]	1,014,000	3,397,037
OptoTech Corp.[b]	3,119,000	845,512
Oriental Union Chemical Corp.[b]	1,202,000	930,981
Pan-International Industrial Corp.[b]	1,841,366	636,691
Parade Technologies Ltd.[b]	134,000	914,310
PChome Online Inc.[b]	155,413	1,647,943
Pegatron Corp.	2,992,000	7,743,005
PharmaEngine Inc.[b]	130,000	621,312
Phison Electronics Corp.[b]	261,000	1,816,957
Pixart Imaging Inc.[b]	380,000	675,068
Pou Chen Corp.	4,041,000	6,532,967
Powertech Technology Inc.	1,216,000	2,092,943
Poya International Co. Ltd.[b]	114,060	1,104,281
President Chain Store Corp.	983,000	6,571,260
President Securities Corp.[b]	1,918,000	686,768
Primax Electronics Ltd.[b]	821,000	971,493
Prince Housing & Development Corp.[b]	2,178,995	618,150
Qisda Corp.[b]	2,841,000	846,991
Quanta Computer Inc.	4,514,000	8,296,570
Radiant Opto-Electronics Corp.[b]	806,940	2,351,178
Radium Life Tech Co. Ltd.[b]	1,772,196	558,305
Realtek Semiconductor Corp.[b]	810,110	1,454,095
Rich Development Co. Ltd.[b]	2,910,770	816,798
Richtek Technology Corp.[b]	297,000	1,538,127
Ritek Corp.[a,b]	7,209,000	640,337
Ruentex Development Co. Ltd.[b]	1,373,822	1,469,419
Ruentex Industries Ltd.	858,906	1,370,089
Sampo Corp.	2,869,000	1,062,560
Sanyang Motor Co. Ltd.[a,b]	925,000	581,394
ScinoPharm Taiwan Ltd.[b]	554,700	632,511
Sercomm Corp.[b]	520,000	1,128,350
Shih Wei Navigation Co. Ltd.	1,626,675	649,950
Shihlin Paper Corp.[a,b]	126,000	103,206
Shin Kong Financial Holding Co. Ltd.	13,013,443	3,087,773
Shin Zu Shing Co. Ltd.[b]	422,000	1,001,303

Security	Shares	Value
Shining Building Business Co. Ltd.[a]	1,623,601	$568,879
Shinkong Synthetic Fibers Corp.	3,286,000	854,425
Shinkong Textile Co. Ltd.	364,000	435,198
Sigurd Microelectronics Corp.[b]	1,371,000	851,186
Silergy Corp.[b]	99,000	876,322
Siliconware Precision Industries Co. Ltd.[b]	5,230,000	6,429,801
Simplo Technology Co. Ltd.[b]	501,000	1,663,019
Sino-American Silicon Products Inc.[b]	993,000	909,497
SinoPac Financial Holdings Co. Ltd.	16,244,243	5,591,822
Sinyi Realty Inc.[b]	503,877	449,116
Soft-World International Corp.[b]	430,000	598,691
Solar Applied Materials Technology Co.	1,421,000	788,328
Sonix Technology Co. Ltd.[b]	808,000	864,224
St. Shine Optical Co. Ltd.[b]	98,000	972,892
Standard Foods Corp.	763,648	1,734,497
Swancor Ind Co. Ltd.[b]	151,000	812,177
Synnex Technology International Corp.	2,107,000	2,240,663
TA Chen Stainless Pipe[b]	1,579,254	708,664
Ta Chong Bank Ltd.[a,b]	3,850,168	1,621,198
Taichung Commercial Bank Co. Ltd.[b]	3,240,341	941,149
Taiflex Scientific Co. Ltd.[b]	720,000	688,222
Taigen Biopharmaceuticals Holdings Ltd.[a,b]	687,000	449,751
Tainan Spinning Co. Ltd.[b]	1,971,894	821,218
Taishin Financial Holding Co. Ltd.	13,477,316	4,722,197
Taiwan Acceptance Corp.[b]	326,000	762,497
Taiwan Building Materials Co. Ltd.[b]	2,351,000	614,197
Taiwan Business Bank[a]	6,441,518	1,623,446
Taiwan Cement Corp.[b]	5,372,000	5,754,063
Taiwan Cogeneration Corp.[b]	1,287,000	870,236
Taiwan Cooperative Financial Holding Co. Ltd.	10,869,131	4,610,094
Taiwan Fertilizer Co. Ltd.	1,304,000	1,649,238
Taiwan Glass Industry Corp.[a]	1,689,000	680,044
Taiwan Hon Chuan Enterprise Co. Ltd.[b]	645,674	956,525

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Taiwan Land Development Corp.[b]	1,905,322	$647,093
Taiwan Life Insurance Co. Ltd.[a,b]	1,119,674	1,054,770
Taiwan Liposome Co. Ltd.[a]	135,000	495,835
Taiwan Mobile Co. Ltd.	2,826,000	8,494,677
Taiwan Paiho Ltd.[b]	577,000	1,324,745
Taiwan PCB Techvest Co. Ltd.[b]	805,042	791,780
Taiwan Secom Co. Ltd.[b]	597,185	1,672,103
Taiwan Semiconductor Manufacturing Co. Ltd.[b]	43,704,000	173,279,321
Taiwan Sogo Shin Kong SEC[b]	991,770	1,112,602
Taiwan Surface Mounting Technology Corp.[b]	903,261	757,900
Taiwan TEA Corp.[b]	1,521,000	614,739
Tatung Co. Ltd.[a,b]	4,296,000	681,318
Teco Electric and Machinery Co. Ltd.	3,446,000	2,594,880
Test Research Inc.[b]	550,400	877,974
Test Rite International Co. Ltd.[b]	1,149,000	686,871
Ton Yi Industrial Corp.[b]	1,508,000	688,278
Tong Hsing Electronic Industries Ltd.[b]	295,000	660,069
Tong Yang Industry Co. Ltd.[b]	824,400	691,730
Topco Scientific Co. Ltd.[b]	687,371	985,550
TPK Holding Co. Ltd.[b]	534,000	1,337,626
Transcend Information Inc.	363,000	978,458
Tripod Technology Corp.[b]	785,000	1,100,197
TSRC Corp.	1,449,900	909,084
TTY Biopharm Co. Ltd.[b]	458,124	1,103,913
Tung Ho Steel Enterprise Corp.	1,280,000	684,534
TWi Pharmaceuticals Inc.[a]	98,000	612,952
TXC Corp.[b]	902,000	892,685
U-Ming Marine Transport Corp.	671,000	665,102
Uni-President Enterprises Corp.	8,516,369	15,181,627
Unimicron Technology Corp.[b]	2,541,000	984,036
Union Bank of Taiwan[b]	2,732,681	771,023
Unitech Printed Circuit Board Corp.[b]	2,487,000	787,316
United Microelectronics Corp.[b]	19,328,000	6,386,034
Unity Opto Technology Co. Ltd.[b]	1,194,000	554,137
UPC Technology Corp.	2,489,146	684,714
USI Corp.	1,649,000	648,734
Vanguard International Semiconductor Corp.	1,478,000	1,680,784

Security	Shares	Value
Visual Photonics Epitaxy Co. Ltd.[b]	891,000	$1,015,985
Voltronic Power Technology Corp.[b]	96,451	1,234,689
Wah Lee Industrial Corp.[b]	654,000	848,254
Walsin Lihwa Corp.[a]	5,737,000	1,281,903
Wan Hai Lines Ltd.	840,000	578,313
Waterland Financial Holdings Co. Ltd.[b]	3,085,581	736,875
Win Semiconductors Corp.	1,085,669	1,014,394
Winbond Electronics Corp.[a,b]	4,953,000	1,024,517
Wistron Corp.[b]	4,435,087	2,194,643
Wistron NeWeb Corp.[b]	554,623	1,041,538
Wowprime Corp.[b]	139,260	751,172
WPG Holdings Ltd.	2,287,000	2,161,460
WT Microelectronics Co. Ltd.[b]	914,896	927,943
Yageo Corp.[b]	861,078	1,218,731
Yang Ming Marine Transport Corp.[a]	2,813,000	903,487
YC Co. Ltd.[b]	2,721,467	1,049,742
Yeong Guan Energy Technology Group Co. Ltd.[b]	148,000	818,785
YFY Inc.[b]	1,316,000	393,959
Yieh Phui Enterprise Co. Ltd.	1,934,510	476,849
Youngtek Electronics Corp.[b]	636,855	953,247
Yuanta Financial Holding Co. Ltd.	14,964,255	6,002,075
Yulon Motor Co. Ltd.[b]	1,060,000	959,460
YungShin Global Holding Corp.[b]	622,650	824,816
Yungtay Engineering Co. Ltd.[b]	745,000	1,085,352
Zhen Ding Technology Holding Ltd.	623,950	1,770,057
Zinwell Corp.[b]	958,000	898,051

		909,360,228
THAILAND — 2.51%
Advanced Info Service PCL NVDR	1,874,900	12,448,771
Airports of Thailand PCL NVDR	841,300	6,477,857
Amata Corp. PCL NVDR	2,346,500	772,456
AP Thailand PCL NVDR[b]	4,561,590	699,923
Bangchak Petroleum PCL (The) NVDR	1,053,800	1,028,958
Bangkok Bank PCL Foreign	941,900	4,322,571
Bangkok Chain Hospital PCL NVDR[b]	4,753,950	875,326

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Bangkok Dusit Medical Services PCL NVDR	7,514,000	$4,087,683
Bangkok Expressway PCL NVDR	865,900	851,527
Bangkok Land PCL NVDR[b]	22,812,100	910,066
Banpu PCL NVDR[b]	2,283,100	1,312,090
BEC World PCL NVDR	2,064,600	2,131,126
BTS Group Holdings PCL NVDR	10,499,000	2,855,775
Bumrungrad Hospital PCL NVDR	711,200	4,583,267
Central Pattana PCL NVDR	2,842,800	3,568,866
Charoen Pokphand Foods PCL NVDR	5,658,000	2,999,079
CP ALL PCL NVDR	8,022,900	11,414,923
Delta Electronics Thailand PCL NVDR	1,029,900	2,499,687
Dynasty Ceramic PCL NVDR	10,296,220	1,028,329
Energy Absolute PCL NVDR	2,426,600	1,381,019
Esso Thailand PCL NVDR[a,b]	5,167,600	720,826
Glow Energy PCL NVDR	1,055,300	2,907,264
Hana Microelectronics PCL NVDR[b]	1,286,700	915,354
Home Product Center PCL NVDR[b]	8,600,374	1,751,506
Indorama Ventures PCL NVDR	3,010,100	1,830,665
IRPC PCL NVDR[b]	21,363,900	2,264,830
Jasmine International PCL NVDR	7,926,700	1,249,431
Kasikornbank PCL Foreign	2,080,300	10,504,514
Kasikornbank PCL NVDR[b]	1,146,300	5,772,274
Khon Kaen Sugar Industry PCL NVDR	4,371,960	434,208
Kiatnakin Bank PCL NVDR[b]	834,000	750,356
Krung Thai Bank PCL NVDR[b]	6,448,100	3,273,969
LPN Development PCL NVDR[b]	1,875,600	816,274
Major Cineplex Group PCL NVDR[b]	757,200	686,539
Minor International PCL NVDR[b]	3,587,260	2,652,040
Polyplex Thailand PCL NVDR	1,325,200	282,823
PTT Exploration & Production PCL NVDR	2,439,101	5,409,640
PTT Global Chemical PCL NVDR	2,958,300	4,951,820
PTT PCL NVDR	1,808,000	13,517,757

Security	Shares	Value
Quality Houses PCL NVDR	15,307,217	$1,007,812
Samart Corp. PCL NVDR[b]	1,369,800	706,969
Siam Cement PCL (The) Foreign	546,000	7,250,551
Siam Cement PCL (The) NVDR	200,600	2,686,232
Siam Commercial Bank PCL (The) NVDR[b]	2,832,300	11,220,159
Siam Global House PCL NVDR[b]	3,155,722	924,399
Sino-Thai Engineering & Construction PCL NVDR[b]	2,041,828	1,452,549
Sri Trang Agro-Industry PCL NVDR	1,973,400	644,128
Srisawad Power 1979 PCL NVDR[b]	1,170,000	1,199,540
Supalai PCL NVDR[b]	1,738,400	814,761
Superblock PCL[a,b]	15,798,700	833,018
Thai Airways International PCL NVDR[a,b]	1,659,000	472,083
Thai Oil PCL NVDR	1,630,200	2,342,176
Thai Union Frozen Products PCL NVDR	4,108,100	1,994,168
Thai Vegetable Oil PCL NVDR	1,658,800	1,272,618
Thaicom PCL NVDR	1,123,600	987,401
Thanachart Capital PCL NVDR	1,428,700	1,175,803
Thoresen Thai Agencies PCL NVDR[b]	2,530,523	720,082
TICON Industrial Connection PCL NVDR[b]	2,109,860	694,556
Tisco Financial Group PCL NVDR[b]	1,048,150	1,155,026
TMB Bank PCL NVDR	28,293,400	1,862,810
True Corp. PCL NVDR[a,b]	16,129,518	4,364,802
TTW PCL NVDR[b]	3,624,800	1,152,817
VGI Global Media PCL NVDR[b]	7,959,900	919,347
WHA Corp. PCL NVDR[a]	13,532,500	1,306,248

		176,101,444
TURKEY — 1.42%
Akbank TAS	3,991,255	9,350,862
Akfen Holding ASb	238,291	672,061
Akmerkez Gayrimenkul Yatirim Ortakligi AS	38,118	227,189
Aksa Akrilik Kimya Sanayii AS	210,609	709,024
Albaraka Turk Katilim Bankasi AS	1,158,320	537,180

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Anadolu Efes Biracilik ve Malt Sanayii AS	381,554	$2,844,288
Arcelik AS	463,215	2,172,066
BIM Birlesik Magazalar AS	384,231	6,659,036
Cimsa Cimento Sanayi VE Ticaret AS	150,973	772,758
Coca-Cola Icecek AS	153,884	1,903,066
Dogus Otomotiv Servis ve Ticaret AS	147,007	631,256
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,614,585	3,091,830
Enka Insaat ve Sanayi AS	1,021,351	1,743,770
Eregli Demir ve Celik Fabrikalari TAS	2,614,345	3,556,443
Ford Otomotiv Sanayi AS	149,686	1,516,914
Haci Omer Sabanci Holding AS	1,674,289	5,003,887
Is Gayrimenkul Yatirim Ortakligi ASb	1,805,571	886,969
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Db	2,202,805	961,031
KOC Holding AS	1,178,358	4,594,422
Koza Altin Isletmeleri ASb	95,034	796,575
Sekerbank TAS[a,b]	959,103	451,381
TAV Havalimanlari Holding ASb	324,847	2,622,434
Tofas Turk Otomobil Fabrikasi AS	273,444	1,695,522
Trakya Cam Sanayii ASb	1,164,225	695,895
Tupras Turkiye Petrol Rafinerileri ASa	243,212	6,274,552
Turk Hava Yollari AOa	1,059,621	2,930,247
Turk Telekomunikasyon AS	829,840	1,744,631
Turkcell Iletisim Hizmetleri AS	1,539,789	6,030,091
Turkiye Garanti Bankasi AS	4,202,545	10,654,339
Turkiye Halk Bankasi AS	1,159,195	4,440,063
Turkiye Is Bankasi Class C	2,844,316	4,758,440
Turkiye Sinai Kalkinma Bankasi ASb	1,840,540	980,020
Turkiye Sise ve Cam Fabrikalari AS	1,494,088	1,457,647
Turkiye Vakiflar Bankasi Tao Class D	1,483,750	1,962,363
Ulker Biskuvi Sanayi ASb	305,355	1,877,655
Yapi ve Kredi Bankasi ASb	1,580,444	1,949,088
Yazicilar Holding AS	98,985	601,867

		99,756,862

Security	Shares	Value
UNITED ARAB EMIRATES — 0.83%
Abu Dhabi Commercial Bank PJSC	3,564,624	$7,763,845
Agthia Group PJSC	303,093	645,291
Air Arabia PJSC	3,997,637	1,545,485
Al Waha Capital PJSC	1,738,204	1,078,969
Aldar Properties PJSC	5,739,880	3,641,094
Arabtec Holding PJSC[a]	4,227,354	2,267,295
Dana Gas PJSC[a]	6,529,488	959,944
Deyaar Development PJSC[a]	3,483,124	630,614
DP World Ltd.	296,172	6,604,636
Dubai Financial Market PJSC	3,911,448	1,831,636
Dubai Islamic Bank PJSC	1,799,443	3,429,330
Dubai Parks & Resorts PJSC[a]	5,166,481	1,603,514
Emaar Malls Group PJSC[a]	3,426,280	2,658,526
Emaar Properties PJSC	6,272,528	11,527,086
Eshraq Properties Co. PJSC[a]	2,896,475	496,802
First Gulf Bank PJSC	1,575,529	6,155,332
National Bank of Abu Dhabi PJSC	1,203,645	3,408,042
Orascom Construction Ltd.[a]	109,553	1,258,764
Union Properties PJSC	2,188,669	589,914

		58,096,119

TOTAL COMMON STOCKS
(Cost: $7,912,697,068)		6,766,763,408

PREFERRED STOCKS — 3.04%

BRAZIL — 2.05%
AES Tiete SA	188,800	778,060
Banco ABC Brasil SA	210,230	524,096
Banco Bradesco SA	4,481,404	28,360,591
Banco Daycoval SA	137,100	325,599
Banco Industrial e Comercial SA	108,300	242,335
Braskem SA Class A	306,500	1,184,008
Centrais Eletricas Brasileiras SA Class B	418,600	863,116
Cia. Brasileira de Distribuicao	271,100	4,726,433
Cia. Energetica de Minas Gerais	1,365,520	2,819,332
Cia. Energetica de Sao Paulo Class B	352,400	1,560,632
Cia. Energetica do Ceara Class A	22,800	237,875

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Security	Shares	Value
Cia. Ferro Ligas da Bahia-Ferbasa	172,000	$340,010
Cia. Paranaense de Energia Class B	188,200	1,601,812
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	217,800	698,443
Gerdau SA	1,492,800	2,151,747
GOL Linhas Aereas Inteligentes SA	208,800	238,481
Itau Unibanco Holding SA	5,373,912	39,172,864
Itausa – Investimentos Itau SA	6,292,987	12,578,199
Lojas Americanas SA	910,275	4,073,713
Marcopolo SA	1,061,900	583,101
Oi SA	650,600	482,290
Petroleo Brasileiro SA	6,825,400	17,221,615
Suzano Papel e Celulose SA Class A	699,600	3,376,750
Telefonica Brasil SA	593,200	6,578,172
Usinas Siderurgicas de Minas Gerais SA Class A	771,900	631,550
Vale SA	3,193,900	12,408,178

		143,759,002
CHILE — 0.08%
Bupa Chile SA	1,145,631	885,702
Embotelladora Andina SA Class B	518,359	1,779,100
Sociedad Quimica y Minera de Chile SA Series B	172,280	2,705,026

		5,369,828
COLOMBIA — 0.17%
Avianca Holdings SA	1,007,790	729,740
Banco Davivienda SA	191,886	1,478,766
Bancolombia SA	749,594	6,392,206
Grupo Aval Acciones y Valores SA	4,916,624	1,875,421
Grupo de Inversiones Suramericana SA	131,371	1,489,735

		11,965,868
RUSSIA — 0.17%
AK Transneft OAO	2,068	4,773,262
Surgutneftegas OAO	12,593,100	7,587,569

		12,360,831
SOUTH KOREA — 0.57%
AmorePacific Corp.	16,154	2,492,585

Security	Shares	Value
Hyundai Motor Co.	41,519	$3,405,067
Hyundai Motor Co. Series 2	66,705	5,639,822
LG Chem Ltd.	12,973	1,897,552
Samsung Electronics Co. Ltd.	36,348	26,736,639

		40,171,665

TOTAL PREFERRED STOCKS
(Cost: $374,538,471)		213,627,194

RIGHTS — 0.00%

EGYPT — 0.00%
Pioneers Holding For Financial Investments SAE[a]	220,764	—

		—

TOTAL RIGHTS
(Cost: $0)		—

WARRANTS — 0.00%

MALAYSIA — 0.00%
WCT Holdings Bhd (Expires 08/27/20)[a]	537,990	1

		1

TOTAL WARRANTS
(Cost: $0)		1

SHORT-TERM INVESTMENTS — 6.37%

MONEY MARKET FUNDS — 6.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	423,498,006	423,498,006
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	24,319,338	24,319,338

		447,817,344

TOTAL SHORT-TERM INVESTMENTS
(Cost: $447,817,344)		447,817,344

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 105.73%
(Cost: $8,735,052,883)	$7,428,207,947
Other Assets, Less Liabilities — (5.73)%	(402,877,119)

NET ASSETS — 100.00%	$7,025,330,828

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR   —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	967	Sep. 2015	NYSE LIFFE	$39,526,125	$(4,522,127)

See notes to consolidated financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI BRIC ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 93.51%

BRAZIL — 10.10%
Ambev SA	627,265	$3,287,663
B2W Cia. Digital[a]	12,800	54,823
Banco Bradesco SA	95,788	661,949
Banco do Brasil SA	115,289	564,377
Banco Santander Brasil SA Units	64,000	253,558
BB Seguridade Participacoes SA	102,400	806,886
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	243,269	720,005
BR Malls Participacoes SA	64,000	196,801
BRF SA	89,600	1,710,204
CCR SA	115,200	470,637
CETIP SA – Mercados Organizados	26,160	235,007
Cia. de Saneamento Basico do Estado de Sao Paulo	51,200	221,120
Cia. Siderurgica Nacional SA	102,400	98,401
Cielo SA	124,401	1,309,844
Cosan SA Industria e Comercio	12,800	63,785
CPFL Energia SA	27,037	116,544
Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,600	59,040
Duratex SA	38,448	57,953
EcoRodovias Infraestrutura e Logistica SA	25,600	49,130
EDP – Energias do Brasil SA	25,600	78,791
Embraer SA	89,600	565,312
Equatorial Energia SA	12,800	124,231
Estacio Participacoes SA	38,400	131,470
Fibria Celulose SA	38,441	540,586
Hypermarcas SAa	51,200	231,523
JBS SA	102,452	398,022
Klabin SA Units	76,800	427,200
Kroton Educacional SA	192,064	457,716
Localiza Rent A Car SA	12,860	79,125
Lojas Renner SA	12,800	346,230
Multiplan Empreendimentos Imobiliarios SA	12,800	144,719
Natura Cosmeticos SA	25,600	166,508
Odontoprev SA	38,400	103,110
Petroleo Brasileiro SAa	409,600	1,194,304
Porto Seguro SA	12,800	116,956
Qualicorp SA	25,600	119,979

Security	Shares	Value
Raia Drogasil SA	38,450	$419,099
Souza Cruz SA	51,200	373,079
Sul America SA	25,672	123,347
TIM Participacoes SA	115,269	278,500
TOTVS SA	12,800	111,404
Tractebel Energia SA	25,600	235,740
Ultrapar Participacoes SA	51,200	892,213
Vale SA	179,200	881,670
Via Varejo SA	26,900	50,296
WEG SA	74,240	341,415

		19,870,272
CHINA — 54.70%
AAC Technologies Holdings Inc.	128,000	720,924
Agricultural Bank of China Ltd. Class H	3,072,000	1,240,684
Air China Ltd. Class H	274,000	197,986
Alibaba Health Information Technology Ltd.[a,b]	334,000	230,997
Alibaba Pictures Group Ltd.[a,b]	1,350,000	315,288
Aluminum Corp. of China Ltd. Class Ha	512,000	171,106
Anhui Conch Cement Co. Ltd. Class H	192,000	580,951
Anta Sports Products Ltd.	128,040	322,494
AviChina Industry & Technology Co. Ltd. Class H	256,000	178,043
Bank of China Ltd. Class H	10,880,000	4,969,671
Bank of Communications Co. Ltd. Class H	1,156,200	871,247
BBMG Corp. Class H	192,000	123,870
Beijing Capital International Airport Co. Ltd. Class H	256,000	275,487
Beijing Enterprises Holdings Ltd.	64,000	373,675
Beijing Enterprises Water Group Ltd.	512,000	366,656
Belle International Holdings Ltd.	640,000	585,493
Brilliance China Automotive Holdings Ltd.	512,000	618,360
Byd Co. Ltd. Class H	64,000	261,366
CGN Power Co. Ltd. Class Hc	1,152,000	456,338
China Agri-Industries Holdings Ltd.[a,b]	271,800	103,108
China Cinda Asset Management Co. Ltd. Class H	1,024,000	380,529
China CITIC Bank Corp. Ltd. Class Ha	1,152,000	706,060

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2015

Security	Shares	Value
China Coal Energy Co. Ltd. Class Hb	256,000	$119,576
China Communications Construction Co. Ltd. Class H	650,000	773,285
China Communications Services Corp. Ltd. Class H	256,800	94,436
China Conch Venture Holdings Ltd.	128,000	282,094
China Construction Bank Corp. Class H	11,520,370	8,101,369
China COSCO Holdings Co. Ltd. Class Ha,b	384,000	218,763
China Everbright Bank Co. Ltd. Class H	384,000	175,400
China Everbright International Ltd.	384,000	502,417
China Galaxy Securities Co. Ltd. Class H	448,000	306,950
China Gas Holdings Ltd.[b]	256,000	373,923
China Huishan Dairy Holdings Co. Ltd.[b]	768,000	281,433
China International Marine Containers Group Co. Ltd. Class H	76,800	136,753
China Life Insurance Co. Ltd. Class H	1,024,000	3,541,035
China Longyuan Power Group Corp. Ltd.	384,000	407,781
China Medical System Holdings Ltd.	128,000	139,065
China Mengniu Dairy Co. Ltd.	128,000	447,584
China Merchants Bank Co. Ltd. Class H	640,456	1,525,515
China Merchants Holdings International Co. Ltd.[b]	256,000	855,530
China Minsheng Banking Corp. Ltd. Class H	768,000	744,212
China Mobile Ltd.	832,000	10,080,554
China National Building Material Co. Ltd. Class H	512,000	298,610
China Oilfield Services Ltd. Class H	256,000	275,487
China Overseas Land & Investment Ltd.	512,800	1,501,998
China Pacific Insurance Group Co. Ltd. Class H	358,400	1,304,105

Security	Shares	Value
China Petroleum & Chemical Corp. Class H	3,328,600	$2,216,189
China Power International Development Ltd.	384,000	255,668
China Railway Construction Corp. Ltd. Class H	268,000	351,337
China Railway Group Ltd. Class H	512,000	459,145
China Resources Cement Holdings Ltd.	256,000	125,852
China Resources Enterprise Ltd.	276,000	867,169
China Resources Gas Group Ltd.	171,000	451,216
China Resources Land Ltd.	284,444	709,821
China Resources Power Holdings Co. Ltd.	256,200	627,438
China Shenhua Energy Co. Ltd. Class H	448,000	776,914
China Shipping Container Lines Co. Ltd. Class Ha	512,000	183,631
China Southern Airlines Co. Ltd. Class H	256,000	166,812
China State Construction International Holdings Ltd.	256,000	338,248
China Taiping Insurance Holdings Co. Ltd.[a]	206,840	584,486
China Telecom Corp. Ltd. Class H	2,048,000	1,072,881
China Unicom Hong Kong Ltd.	769,900	1,011,294
China Vanke Co. Ltd. Class H	192,301	437,203
Chongqing Changan Automobile Co. Ltd. Class B	130,000	207,999
Chongqing Rural Commercial Bank Co. Ltd. Class H	384,000	224,453
CITIC Ltd.	512,000	938,110
CITIC Securities Co. Ltd. Class H	256,000	513,318
CNOOC Ltd.	2,432,000	3,015,661
COSCO Pacific Ltd.	256,000	301,131
Country Garden Holdings Co. Ltd.	768,046	269,558
CRRC Corp. Ltd. Class Ha	587,400	686,685
CSPC Pharmaceutical Group Ltd.	512,000	469,055
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	76,800	471,698
Datang International Power Generation Co. Ltd. Class H	256,000	103,390
Dongfeng Motor Group Co. Ltd. Class H	256,000	257,650
ENN Energy Holdings Ltd.	124,000	632,796

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2015

Security	Shares	Value
Evergrande Real Estate Group Ltd.[b]	768,000	$505,390
Far East Horizon Ltd.	256,000	203,808
Fosun International Ltd.	256,000	429,417
Franshion Properties China Ltd.[b]	548,000	137,176
GCL-Poly Energy Holdings Ltd.[a,b]	1,280,000	204,799
Geely Automobile Holdings Ltd.	640,000	247,740
GF Securities Co. Ltd.[a]	128,000	219,333
Goldin Properties Holdings Ltd.[a,b]	169,728	162,062
GOME Electrical Appliances Holding Ltd.	1,572,400	249,553
Great Wall Motor Co. Ltd. Class H	164,500	439,371
Guangdong Investment Ltd.	256,000	346,176
Guangzhou Automobile Group Co. Ltd. Class H	256,454	180,344
Guangzhou R&F Properties Co. Ltd. Class Ha	153,600	140,320
Haier Electronics Group Co. Ltd.	148,000	265,443
Haitian International Holdings Ltd.	128,000	232,215
Haitong Securities Co. Ltd. Class H	409,600	590,877
Hanergy Thin Film Power Group Ltd.[a,b]	2,030,000	3
Hengan International Group Co. Ltd.	128,000	1,256,043
Huadian Power International Corp. Ltd. Class H	256,000	208,432
Huaneng Power International Inc. Class H	512,000	589,952
Huaneng Renewables Corp. Ltd. Class H	512,000	186,961
Huatai Securities Co. Ltd.[a,c]	128,000	232,876
Industrial & Commercial Bank of China Ltd. Class H	10,112,050	5,975,857
Inner Mongolia Yitai Coal Co. Ltd. Class B	166,470	140,834
Jiangxi Copper Co. Ltd. Class H	128,000	161,692
Kingsoft Corp. Ltd.	128,000	269,872
Kunlun Energy Co. Ltd.	512,000	362,031
Lenovo Group Ltd.[b]	1,024,000	840,335
Longfor Properties Co. Ltd.	192,000	232,133
Luye Pharma Group Ltd.[a]	192,000	163,509
New China Life Insurance Co. Ltd. Class H	102,200	399,566
New World China Land Ltd.	256,000	155,251

Security	Shares	Value
Nine Dragons Paper (Holdings) Ltd.	256,000	$143,689
People’s Insurance Co. Group of China Ltd. (The) Class H	896,000	424,297
PetroChina Co. Ltd. Class H	2,816,000	2,339,990
PICC Property & Casualty Co. Ltd. Class H	513,548	975,404
Ping An Insurance Group Co. of China Ltd. Class H	640,000	3,133,915
Semiconductor Manufacturing International Corp.[a]	3,968,000	348,158
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	408,000	285,335
Shanghai Electric Group Co. Ltd. Class Hb	256,000	141,377
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	67,500	197,273
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	102,400	213,519
Shenzhou International Group Holdings Ltd.	128,000	646,602
Shimao Property Holdings Ltd.	192,000	269,541
Shui On Land Ltd.	320,333	70,266
Sihuan Pharmaceutical Holdings Group Ltd.	722,000	139,741
Sino Biopharmaceutical Ltd.	512,000	607,790
Sino-Ocean Land Holdings Ltd.	448,000	234,115
Sinopec Engineering Group Co. Ltd. Class H	128,000	110,492
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	513,000	187,327
Sinopharm Group Co. Ltd. Class H	153,600	581,694
Sinotrans Ltd. Class H	256,000	117,594
SOHO China Ltd.	256,000	109,336
Sun Art Retail Group Ltd.[b]	320,000	266,734
Sunac China Holdings Ltd.	256,000	138,404
Tencent Holdings Ltd.	704,000	11,972,465
Tingyi Cayman Islands Holding Corp.	256,000	393,742
Tsingtao Brewery Co. Ltd. Class H	40,000	196,644
Want Want China Holdings Ltd.[b]	896,000	722,576
Weichai Power Co. Ltd. Class H	168,550	181,380
Yanzhou Coal Mining Co. Ltd. Class Hb	256,000	120,897

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2015

Security	Shares	Value
Yuexiu Property Co. Ltd.	1,025,920	$161,499
Zhejiang Expressway Co. Ltd. Class H	256,000	274,827
Zhuzhou CSR Times Electric Co. Ltd. Class H	70,000	463,803
Zijin Mining Group Co. Ltd. Class H	799,000	206,192
ZTE Corp. Class H	125,648	253,240

		107,624,245
INDIA — 20.10%
ACC Ltd.	5,888	118,234
Adani Ports & Special Economic Zone Ltd.	102,785	549,604
Aditya Birla Nuvo Ltd.	4,992	153,609
Ambuja Cements Ltd.	90,752	282,871
Apollo Hospitals Enterprise Ltd.	11,136	224,513
Asian Paints Ltd.	39,296	501,641
Aurobindo Pharma Ltd.	35,690	404,281
Bajaj Auto Ltd.	11,904	399,820
Bharat Forge Ltd.	13,568	238,376
Bharat Heavy Electricals Ltd.	84,096	286,477
Bharat Petroleum Corp. Ltd.	25,472	338,426
Bharti Airtel Ltd.	163,584	871,874
Bharti Infratel Ltd.	63,744	383,327
Bosch Ltd.	1,024	357,540
Cairn India Ltd.	69,376	155,450
Cipla Ltd.	49,792	510,953
Coal India Ltd.	94,720	522,011
Container Corp. of India Ltd.	4,506	96,597
Dabur India Ltd.	64,896	266,564
Divi’s Laboratories Ltd.	5,760	204,847
DLF Ltd.	30,592	51,037
Dr. Reddy’s Laboratories Ltd.	15,973	1,033,866
Eicher Motors Ltd.	1,408	402,751
GAIL (India) Ltd.	50,304	224,069
GlaxoSmithKline Consumer Healthcare Ltd.	1,408	129,483
Glenmark Pharmaceuticals Ltd.	16,896	293,516
Godrej Consumer Products Ltd.	16,256	325,817
HCL Technologies Ltd.	75,904	1,108,786
Hero Motocorp Ltd.	7,168	258,490
Hindalco Industries Ltd.	173,313	208,706
Hindustan Unilever Ltd.	104,263	1,350,282
Housing Development Finance Corp. Ltd.	203,904	3,638,371

Security	Shares	Value
ICICI Bank Ltd.	154,112	$644,268
Idea Cellular Ltd.	150,016	351,711
Indiabulls Housing Finance Ltd.	26,112	296,591
Infosys Ltd.	250,240	4,119,784
ITC Ltd.	309,248	1,512,629
JSW Steel Ltd.	10,752	148,814
Larsen & Toubro Ltd.	43,264	1,043,217
LIC Housing Finance Ltd.	40,192	267,846
Lupin Ltd.	29,184	849,749
Mahindra & Mahindra Financial Services Ltd.	38,105	144,825
Mahindra & Mahindra Ltd.	49,408	907,442
Marico Ltd.	26,880	163,989
Motherson Sumi Systems Ltd.	46,080	210,384
Nestle India Ltd.	3,200	287,165
NTPC Ltd.	167,425	305,886
Oil & Natural Gas Corp. Ltd.	114,304	411,477
Oil India Ltd.	17,024	115,103
Piramal Enterprises Ltd.	9,600	140,639
Power Finance Corp. Ltd.	38,148	128,633
Reliance Communications Ltd.[a]	123,008	111,767
Reliance Industries Ltd.	177,408	2,284,220
Rural Electrification Corp. Ltd.	41,737	159,006
Shree Cement Ltd.	1,024	166,054
Shriram Transport Finance Co. Ltd.	21,169	258,916
Siemens Ltd.	9,987	190,027
State Bank of India	205,322	763,992
Sun Pharmaceuticals Industries Ltd.	125,824	1,701,534
Tata Consultancy Services Ltd.	64,128	2,473,522
Tata Motors Ltd.[a]	109,621	560,926
Tata Power Co. Ltd.	171,755	156,446
Tata Steel Ltd.	42,496	144,093
Tech Mahindra Ltd.	32,768	253,863
Ultratech Cement Ltd.	4,992	217,012
United Breweries Ltd.	9,472	121,807
United Spirits Ltd.[a]	7,552	375,748
UPL Ltd.	36,480	275,788
Vedanta Ltd.	134,912	200,212
Wipro Ltd.	86,016	739,886
Zee Entertainment Enterprises Ltd.	77,440	448,273

		39,545,433

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2015

Security	Shares	Value
RUSSIA — 8.61%
Alrosa PAO	260,000	$255,558
Gazprom PAO	826,884	1,830,745
Gazprom PAO ADR	394,291	1,738,823
Lukoil PJSC	36,361	1,377,162
Lukoil PJSC ADR (London)	33,541	1,265,167
Magnit PJSC GDR[d]	35,456	1,772,623
MegaFon PJSC GDR[d]	12,672	162,835
MMC Norilsk Nickel PJSC	7,552	1,182,830
Mobile TeleSystems PJSC ADR	70,272	536,175
Moscow Exchange MICEX-RTS PJSC	159,820	176,779
NOVATEK OAO GDR[d]	12,416	1,189,453
Rosneft OAO	162,262	591,337
Rostelecom PJSC	119,680	143,214
RusHydro PJSC	16,640,200	131,934
Sberbank of Russia	1,479,680	1,646,898
Severstal PAO	28,160	306,839
Sistema JSFC GDR[d]	23,424	172,869
Surgutneftegas OAO	495,210	253,283
Surgutneftegas OAO ADR	51,857	270,694
Tatneft PAO Class S	194,563	929,657
Uralkali PJSC[a]	49,920	152,633
Uralkali PJSC GDR[a,d]	9,602	148,447
VTB Bank JSC	700,166,001	718,950

		16,954,905

TOTAL COMMON STOCKS
(Cost: $211,853,627)		183,994,855

PREFERRED STOCKS — 6.16%

BRAZIL — 5.68%
AES Tiete SA	12,800	52,750
Banco Bradesco SA	357,769	2,264,143
Banco do Estado do Rio Grande do Sul SA Class B	25,600	54,331
Braskem SA Class A	25,600	98,893
Centrais Eletricas Brasileiras SA Class B	25,682	52,954
Cia. Brasileira de Distribuicao	25,656	447,294
Cia. Energetica de Minas Gerais	102,432	211,487
Cia. Energetica de Sao Paulo Class B	25,600	113,372
Cia. Paranaense de Energia Class B	12,800	108,944
Gerdau SA	128,000	184,501
Itau Unibanco Holding SA	422,429	3,079,275

Security	Shares	Value
Itausa – Investimentos Itau SA	486,445	$972,289
Lojas Americanas SA	76,887	344,089
Oi SA	52,929	39,236
Petroleo Brasileiro SA	550,414	1,388,786
Suzano Papel e Celulose SA Class A	51,200	247,126
Telefonica Brasil SA	38,464	426,539
Usinas Siderurgicas de Minas Gerais SA Class A	64,000	52,363
Vale SA	268,800	1,044,278

		11,182,650
RUSSIA — 0.48%
AK Transneft OAO	158	364,688
Surgutneftegas OAO	947,200	570,705

		935,393

TOTAL PREFERRED STOCKS
(Cost: $23,678,286)		12,118,043

SHORT-TERM INVESTMENTS — 2.43%

MONEY MARKET FUNDS — 2.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	4,521,395	4,521,395
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	259,641	259,641

		4,781,036

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,781,036)		4,781,036

TOTAL INVESTMENTS IN SECURITIES — 102.10%
(Cost: $240,312,949)		200,893,934
Other Assets, Less Liabilities — (2.10)%		(4,135,912)

NET ASSETS — 100.00%		$196,758,022

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.58%

CHINA — 33.91%
AAC Technologies Holdings Inc.	39,000	$219,657
Agricultural Bank of China Ltd. Class H	1,209,000	488,277
Air China Ltd. Class H	102,000	73,703
Alibaba Health Information Technology Ltd.[a,b]	128,000	88,526
Alibaba Pictures Group Ltd.[a,b]	540,000	126,115
Aluminum Corp. of China Ltd. Class Ha,b	210,000	70,180
Anhui Conch Cement Co. Ltd. Class H	65,000	196,676
Anta Sports Products Ltd.	53,000	133,491
AviChina Industry & Technology Co. Ltd. Class H	116,000	80,676
Bank of China Ltd. Class H	4,228,000	1,931,229
Bank of Communications Co. Ltd. Class H	465,000	350,398
BBMG Corp. Class H	61,000	39,355
Beijing Capital International Airport Co. Ltd. Class H	76,000	81,785
Beijing Enterprises Holdings Ltd.	28,500	166,402
Beijing Enterprises Water Group Ltd.[b]	226,000	161,844
Belle International Holdings Ltd.	251,000	229,623
Brilliance China Automotive Holdings Ltd.	160,000	193,237
Byd Co. Ltd. Class Hb	33,500	136,809
CGN Power Co. Ltd. Class Hc	449,000	177,861
China Agri-Industries Holdings Ltd.[a]	118,800	45,067
China Cinda Asset Management Co. Ltd. Class H	472,000	175,400
China CITIC Bank Corp. Ltd. Class Ha	436,000	267,224
China Coal Energy Co. Ltd. Class Hb	151,000	70,531
China Communications Construction Co. Ltd. Class H	236,000	280,762
China Communications Services Corp. Ltd. Class H	132,000	48,542
China Conch Venture Holdings Ltd.[b]	70,500	155,372
China Construction Bank Corp. Class H	4,490,000	3,157,463

Security	Shares	Value
China COSCO Holdings Co. Ltd. Class Ha,b	165,500	$94,285
China Everbright Bank Co. Ltd. Class H	168,000	76,738
China Everbright International Ltd.	129,000	168,781
China Everbright Ltd.	52,000	108,696
China Galaxy Securities Co. Ltd. Class H	180,500	123,671
China Gas Holdings Ltd.	92,000	134,378
China Huishan Dairy Holdings Co. Ltd.[b]	333,000	122,028
China International Marine Containers Group Co. Ltd. Class H	25,500	45,406
China Life Insurance Co. Ltd. Class H	397,000	1,372,843
China Longyuan Power Group Corp. Ltd.	168,000	178,404
China Medical System Holdings Ltd.	58,000	63,014
China Mengniu Dairy Co. Ltd.	73,000	255,263
China Merchants Bank Co. Ltd. Class H	247,331	589,123
China Merchants Holdings International Co. Ltd.[b]	62,000	207,199
China Minsheng Banking Corp. Ltd. Class H	317,800	307,956
China Mobile Ltd.	328,000	3,974,065
China National Building Material Co. Ltd. Class H	150,000	87,483
China Oilfield Services Ltd. Class H	98,000	105,460
China Overseas Land & Investment Ltd.[b]	208,000	609,235
China Pacific Insurance Group Co. Ltd. Class H	140,200	510,144
China Petroleum & Chemical Corp. Class H	1,352,600	900,564
China Power International Development Ltd.	170,000	113,186
China Railway Construction Corp. Ltd. Class H	110,000	144,205
China Railway Group Ltd. Class H	210,000	188,321
China Resources Cement Holdings Ltd.[b]	110,000	54,077
China Resources Enterprise Ltd.	64,000	201,083
China Resources Gas Group Ltd.	48,000	126,657

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
China Resources Land Ltd.	147,777	$368,773
China Resources Power Holdings Co. Ltd.	104,000	254,698
China Shenhua Energy Co. Ltd. Class H	182,500	316,488
China Shipping Container Lines Co. Ltd. Class Ha,b	243,000	87,153
China Southern Airlines Co. Ltd. Class H	92,000	59,948
China State Construction International Holdings Ltd.	96,000	126,843
China Taiping Insurance Holdings Co. Ltd.[a,b]	87,700	247,822
China Telecom Corp. Ltd. Class H	744,000	389,757
China Unicom Hong Kong Ltd.	318,000	417,706
China Vanke Co. Ltd. Class Hb	71,500	162,558
Chongqing Changan Automobile Co. Ltd. Class B	46,000	73,600
Chongqing Rural Commercial Bank Co. Ltd. Class H	140,000	81,832
CITIC Ltd.	222,000	406,759
CITIC Securities Co. Ltd. Class H	117,500	235,605
CNOOC Ltd.	957,000	1,186,672
COSCO Pacific Ltd.	114,000	134,098
Country Garden Holdings Co. Ltd.[b]	280,828	98,561
CRRC Corp. Ltd. Class Ha	230,750	269,752
CSPC Pharmaceutical Group Ltd.	216,000	197,883
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	31,600	194,084
Datang International Power Generation Co. Ltd. Class H	164,000	66,234
Dongfeng Motor Group Co. Ltd. Class H	152,000	152,980
ENN Energy Holdings Ltd.	40,000	204,128
Evergrande Real Estate Group Ltd.[b]	298,000	196,102
Far East Horizon Ltd.	101,000	80,408
Fosun International Ltd.	97,000	162,709
Franshion Properties China Ltd.[b]	166,000	41,553
GCL-Poly Energy Holdings Ltd.[a,b]	595,000	95,199
Geely Automobile Holdings Ltd.[b]	295,000	114,193
GF Securities Co. Ltd.[a]	49,600	84,991
Goldin Properties Holdings Ltd.[a,b]	67,031	64,003
GOME Electrical Appliances Holding Ltd.[b]	634,000	100,621
Great Wall Motor Co. Ltd. Class H	55,500	148,238

Security	Shares	Value
Guangdong Investment Ltd.	154,000	$208,246
Guangzhou Automobile Group Co. Ltd. Class H	124,000	87,199
Guangzhou R&F Properties Co. Ltd. Class Ha	58,800	53,716
Haier Electronics Group Co. Ltd.	65,000	116,580
Haitian International Holdings Ltd.	34,000	61,682
Haitong Securities Co. Ltd. Class H	168,000	242,352
Hanergy Thin Film Power Group Ltd.[a,b]	776,000	1
Hengan International Group Co. Ltd.	39,500	387,607
Huadian Power International Corp. Ltd. Class H	94,000	76,534
Huaneng Power International Inc. Class H	190,000	218,928
Huaneng Renewables Corp. Ltd. Class H	212,000	77,414
Huatai Securities Co. Ltd.[a,c]	44,400	80,779
Industrial & Commercial Bank of China Ltd. Class H	3,936,000	2,326,034
Inner Mongolia Yitai Coal Co. Ltd. Class B	53,100	44,923
Jiangsu Expressway Co. Ltd. Class H	68,000	80,371
Jiangxi Copper Co. Ltd. Class H	72,000	90,952
Kingsoft Corp. Ltd.[b]	46,000	96,985
Kunlun Energy Co. Ltd.	178,000	125,862
Lenovo Group Ltd.[b]	360,000	295,430
Longfor Properties Co. Ltd.	82,500	99,745
Luye Pharma Group Ltd.[a,b]	73,000	62,167
New China Life Insurance Co. Ltd. Class H	40,200	157,168
New World China Land Ltd.	144,000	87,328
Nine Dragons Paper (Holdings) Ltd.	91,000	51,077
People’s Insurance Co. Group of China Ltd. (The) Class H	345,000	163,373
PetroChina Co. Ltd. Class H	1,120,000	930,678
PICC Property & Casualty Co. Ltd. Class H	185,160	351,682
Ping An Insurance Group Co. of China Ltd. Class H	277,000	1,356,398
Semiconductor Manufacturing International Corp.[a,b]	1,405,000	123,277
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	96,000	67,138

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
Shanghai Electric Group Co. Ltd. Class Hb	150,000	$82,838
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	20,000	58,451
Shanghai Industrial Holdings Ltd.	29,000	70,722
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	39,100	81,529
Shenzhou International Group Holdings Ltd.	30,000	151,547
Shimao Property Holdings Ltd.	73,000	102,482
Shui On Land Ltd.	200,000	43,871
Sihuan Pharmaceutical Holdings Group Ltd.	220,000	42,580
Sino Biopharmaceutical Ltd.	156,000	185,186
Sino-Ocean Land Holdings Ltd.	186,500	97,461
Sinopec Engineering Group Co. Ltd. Class H	74,000	63,878
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	177,000	64,633
Sinopharm Group Co. Ltd. Class H	64,400	243,887
Sinotrans Ltd. Class H	99,000	45,476
SOHO China Ltd.[b]	102,000	43,564
Sun Art Retail Group Ltd.[b]	119,500	99,608
Sunac China Holdings Ltd.[b]	98,000	52,983
Tencent Holdings Ltd.	274,900	4,675,043
Tingyi Cayman Islands Holding Corp.[b]	102,000	156,882
Tsingtao Brewery Co. Ltd. Class H	20,000	98,322
Want Want China Holdings Ltd.[b]	316,000	254,837
Weichai Power Co. Ltd. Class H	51,600	55,528
Yanzhou Coal Mining Co. Ltd. Class Hb	108,000	51,004
Yuexiu Property Co. Ltd.[b]	352,140	55,433
Zhejiang Expressway Co. Ltd. Class H	82,000	88,030
Zhuzhou CSR Times Electric Co. Ltd. Class H	27,500	182,208
Zijin Mining Group Co. Ltd. Class H	296,000	76,387
ZTE Corp. Class H	41,760	84,166

		42,260,583
INDIA — 12.47%
ACC Ltd.	2,202	44,217
Adani Ports & Special Economic Zone Ltd.	42,844	229,092
Aditya Birla Nuvo Ltd.	2,144	65,973

Security	Shares	Value
Ambuja Cements Ltd.	37,767	$117,718
Apollo Hospitals Enterprise Ltd.	4,202	84,716
Asian Paints Ltd.	15,630	199,528
Aurobindo Pharma Ltd.	14,534	164,635
Bajaj Auto Ltd.	4,500	151,142
Bharat Forge Ltd.	5,778	101,514
Bharat Heavy Electricals Ltd.	31,852	108,505
Bharat Petroleum Corp. Ltd.	9,066	120,453
Bharti Airtel Ltd.	63,948	340,832
Bharti Infratel Ltd.	25,169	151,355
Bosch Ltd.	399	139,315
Cairn India Ltd.	23,949	53,662
Cipla Ltd.	18,233	187,103
Coal India Ltd.	36,745	202,505
Container Corp. of India Ltd.	1,766	37,858
Dabur India Ltd.	28,925	118,811
Divi’s Laboratories Ltd.	1,920	68,282
DLF Ltd.	13,129	21,903
Dr. Reddy’s Laboratories Ltd.	6,214	402,206
Eicher Motors Ltd.	652	186,501
GAIL (India) Ltd.	19,659	87,567
GlaxoSmithKline Consumer Healthcare Ltd.	482	44,326
Glenmark Pharmaceuticals Ltd.	7,035	122,212
Godrej Consumer Products Ltd.	6,278	125,829
HCL Technologies Ltd.	30,125	440,058
Hero Motocorp Ltd.	2,855	102,956
Hindalco Industries Ltd.	59,561	71,724
Hindustan Unilever Ltd.	40,481	524,259
Housing Development Finance Corp. Ltd.	80,143	1,430,036
ICICI Bank Ltd.	59,706	249,602
Idea Cellular Ltd.	59,755	140,095
Indiabulls Housing Finance Ltd.	11,103	126,112
Infosys Ltd.	98,355	1,619,251
ITC Ltd.	119,454	584,287
JSW Steel Ltd.	4,333	59,971
Larsen & Toubro Ltd.	17,003	409,990
LIC Housing Finance Ltd.	15,201	101,302
Lupin Ltd.	11,807	343,784
Mahindra & Mahindra Financial Services Ltd.	14,969	56,892
Mahindra & Mahindra Ltd.	19,873	364,994
Marico Ltd.	11,590	70,708
Motherson Sumi Systems Ltd.	16,878	77,059

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
Nestle India Ltd.	1,233	$110,648
NTPC Ltd.	63,900	116,746
Oil & Natural Gas Corp. Ltd.	45,493	163,768
Oil India Ltd.	6,442	43,556
Piramal Enterprises Ltd.	3,922	57,457
Power Finance Corp. Ltd.	15,002	50,586
Reliance Communications Ltd.[a]	49,678	45,138
Reliance Industries Ltd.	69,088	889,544
Rural Electrification Corp. Ltd.	17,791	67,779
Shree Cement Ltd.	414	67,135
Shriram Transport Finance Co. Ltd.	7,917	96,832
Siemens Ltd.	3,734	71,049
State Bank of India	80,854	300,854
Sun Pharmaceuticals Industries Ltd.	50,852	687,678
Tata Consultancy Services Ltd.	25,179	971,195
Tata Motors Ltd.[a]	43,419	222,173
Tata Power Co. Ltd.	60,851	55,427
Tata Steel Ltd.	16,942	57,446
Tech Mahindra Ltd.	12,398	96,051
Ultratech Cement Ltd.	2,009	87,335
United Breweries Ltd.	3,491	44,893
United Spirits Ltd.[a]	3,086	153,543
UPL Ltd.	14,465	109,355
Vedanta Ltd.	48,162	71,473
Wipro Ltd.	33,631	289,285
Zee Entertainment Enterprises Ltd.	29,312	169,677

		15,547,463
INDONESIA — 3.48%
Adaro Energy Tbk PT	782,100	33,121
Astra Agro Lestari Tbk PT	23,300	28,399
Astra International Tbk PT	1,093,000	460,927
Bank Central Asia Tbk PT	666,200	611,671
Bank Danamon Indonesia Tbk PT	194,800	49,012
Bank Mandiri Persero Tbk PT	504,600	326,823
Bank Negara Indonesia Persero Tbk PT	393,300	138,565
Bank Rakyat Indonesia Persero Tbk PT	598,100	452,300
Bumi Serpong Damai Tbk PT	413,800	47,270
Charoen Pokphand Indonesia Tbk PT	384,000	51,109
Global Mediacom Tbk PT	309,100	25,960
Gudang Garam Tbk PT	27,700	87,733
Indocement Tunggal Prakarsa Tbk PT	77,900	108,810

Security	Shares	Value
Indofood CBP Sukses Makmur Tbk PT	59,300	$53,813
Indofood Sukses Makmur Tbk PT	245,100	92,458
Jasa Marga Persero Tbk PT	94,400	34,602
Kalbe Farma Tbk PT	1,113,800	132,784
Lippo Karawaci Tbk PT	1,017,500	77,489
Matahari Department Store Tbk PT	122,800	153,172
Media Nusantara Citra Tbk PT	284,800	38,413
Perusahaan Gas Negara Persero Tbk PT	588,400	116,424
Semen Indonesia Persero Tbk PT	157,000	103,363
Summarecon Agung Tbk PT	510,500	58,862
Surya Citra Media Tbk PT	293,000	56,932
Tambang Batubara Bukit Asam Persero Tbk PT	31,800	13,241
Telekomunikasi Indonesia Persero Tbk PT	2,709,400	553,450
Tower Bersama Infrastructure Tbk PTa	102,800	52,497
Unilever Indonesia Tbk PT	81,800	231,281
United Tractors Tbk PT	87,300	118,834
XL Axiata Tbk PTa	159,400	34,036

		4,343,351
MALAYSIA — 4.58%
AirAsia Bhd[b]	61,400	12,719
Alliance Financial Group Bhd[b]	61,000	54,610
AMMB Holdings Bhd[b]	103,900	116,269
Astro Malaysia Holdings Bhd[b]	80,900	55,859
Axiata Group Bhd[b]	139,100	203,351
Berjaya Sports Toto Bhd	32,937	23,134
British American Tobacco Malaysia Bhd[b]	7,300	108,075
Bumi Armada Bhd[a]	98,600	20,072
CIMB Group Holdings Bhd[b]	277,900	330,833
Dialog Group Bhd	202,878	75,838
DiGi.Com Bhd[b]	185,800	231,365
Felda Global Ventures Holdings Bhd[b]	69,000	20,043
Gamuda Bhd[b]	83,100	85,870
Genting Bhd[b]	114,800	187,233
Genting Malaysia Bhd[b]	152,300	143,597
Genting Plantations Bhd	9,100	21,385
Hong Leong Bank Bhd[b]	28,900	90,003
Hong Leong Financial Group Bhd	15,200	50,522
IHH Healthcare Bhd	132,700	184,832

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
IJM Corp. Bhd[b]	79,100	$118,650
IOI Corp. Bhd[b]	161,800	154,095
IOI Properties Group Bhd[b]	88,515	38,567
Kuala Lumpur Kepong Bhd[b]	23,300	115,501
Lafarge Malaysia Bhd[b]	25,700	56,907
Malayan Banking Bhd[b]	251,900	525,391
Malaysia Airports Holdings Bhd[b]	40,600	41,760
Maxis Bhd[b]	102,300	160,026
MISC Bhd	58,900	113,593
Petronas Chemicals Group Bhd[b]	151,500	218,954
Petronas Dagangan Bhd[b]	12,700	63,984
Petronas Gas Bhd[b]	39,200	198,987
PPB Group Bhd[b]	26,800	97,884
Public Bank Bhd	134,910	578,186
RHB Capital Bhd[b]	32,400	49,989
Sapurakencana Petroleum Bhd[b]	179,100	73,346
Sime Darby Bhd[b]	165,200	293,033
Telekom Malaysia Bhd	55,600	85,915
Tenaga Nasional Bhd[b]	182,200	484,999
UMW Holdings Bhd	29,400	59,500
Westports Holdings Bhd	47,300	47,300
YTL Corp. Bhd[b]	221,253	82,180
YTL Power International Bhd	80,315	29,640

		5,703,997
PHILIPPINES — 2.12%
Aboitiz Equity Ventures Inc.	98,350	115,941
Aboitiz Power Corp.	71,600	66,254
Alliance Global Group Inc.	104,900	44,438
Ayala Corp.	11,780	186,000
Ayala Land Inc.	392,000	301,506
Bank of the Philippine Islands	47,510	85,994
BDO Unibank Inc.	87,070	183,492
DMCI Holdings Inc.	186,200	45,335
Energy Development Corp.	498,200	63,954
Globe Telecom Inc.	1,675	92,315
GT Capital Holdings Inc.	4,275	116,158
International Container Terminal Services Inc.	28,440	56,557
JG Summit Holdings Inc.	132,496	201,267
Jollibee Foods Corp.	21,140	86,613
Megaworld Corp.	533,600	49,433
Metro Pacific Investments Corp.	715,100	76,498
Metropolitan Bank & Trust Co.	20,086	35,991
Philippine Long Distance Telephone Co.	5,250	282,830

Security	Shares	Value
SM Investments Corp.	8,363	$157,097
SM Prime Holdings Inc.	468,150	195,313
Universal Robina Corp.	47,500	197,154

		2,640,140
SOUTH KOREA — 20.47%
AmorePacific Corp.	1,721	550,749
AmorePacific Group	1,504	218,717
BGF retail Co. Ltd.	463	78,879
BNK Financial Group Inc.	11,334	133,200
Celltrion Inc.[a,b]	3,553	213,285
Cheil Industries Inc.[a]	1,679	252,684
Cheil Worldwide Inc.[a]	4,317	63,509
CJ CheilJedang Corp.	405	134,572
CJ Corp.	783	190,330
CJ Korea Express Co. Ltd.[a]	340	51,169
Coway Co. Ltd.	2,842	202,803
Daelim Industrial Co. Ltd.	1,468	83,531
Daewoo Engineering & Construction Co. Ltd.[a]	5,046	27,177
Daewoo International Corp.	2,440	44,973
Daewoo Securities Co. Ltd.	9,679	101,475
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	6,076	34,573
Daum Kakao Corp.	1,578	179,981
DGB Financial Group Inc.	8,520	74,917
Dongbu Insurance Co. Ltd.	2,298	103,364
Dongsuh Cos. Inc.	1,897	71,854
Doosan Corp.	334	29,086
Doosan Heavy Industries & Construction Co. Ltd.	2,555	39,748
Doosan Infracore Co. Ltd.[a]	7,278	41,105
E-Mart Co. Ltd.	1,123	216,957
GS Engineering & Construction Corp.[a]	2,873	59,148
GS Holdings Corp.	2,737	107,490
Hana Financial Group Inc.	15,643	359,746
Hankook Tire Co. Ltd.	3,910	122,151
Hanmi Pharm Co. Ltd.[a]	288	105,923
Hanmi Science Co. Ltd.[a]	600	81,167
Hanon Systems	2,151	66,108
Hanssem Co. Ltd.	516	138,952
Hanwha Chemical Corp.	5,755	88,314
Hanwha Corp.	2,515	89,628
Hanwha Life Insurance Co. Ltd.	12,238	82,259
Hotel Shilla Co. Ltd.	1,764	179,718

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
Hyosung Corp.	1,187	$128,460
Hyundai Department Store Co. Ltd.	815	103,705
Hyundai Development Co. Engineering & Construction	2,975	150,668
Hyundai Engineering & Construction Co. Ltd.	3,807	106,863
Hyundai Glovis Co. Ltd.	1,024	148,914
Hyundai Heavy Industries Co. Ltd.[a]	2,189	169,346
Hyundai Marine & Fire Insurance Co. Ltd.	2,815	66,641
Hyundai Merchant Marine Co. Ltd.[a]	5,181	37,234
Hyundai Mobis Co. Ltd.	3,630	633,773
Hyundai Motor Co.	8,233	1,037,174
Hyundai Steel Co.	4,042	180,784
Hyundai Wia Corp.	860	75,984
Industrial Bank of Korea	15,013	167,552
Kangwon Land Inc.	6,352	228,516
KB Financial Group Inc.	20,645	624,892
KCC Corp.	324	107,521
KEPCO Plant Service & Engineering Co. Ltd.	1,265	134,762
Kia Motors Corp.	13,857	570,565
Korea Aerospace Industries Ltd.	2,364	184,483
Korea Electric Power Corp.	13,860	562,486
Korea Gas Corp.	1,660	56,491
Korea Investment Holdings Co. Ltd.	2,091	123,400
Korea Zinc Co. Ltd.	456	197,783
Korean Air Lines Co. Ltd.[a]	1,934	54,451
KT Corp.[a]	1,694	41,321
KT&G Corp.	5,932	554,205
Kumho Petrochemical Co. Ltd.	740	34,286
LG Chem Ltd.	2,509	496,391
LG Corp.	5,124	252,138
LG Display Co. Ltd.	12,420	242,047
LG Electronics Inc.	5,740	215,963
LG Household & Health Care Ltd.	508	344,465
LG Innotek Co. Ltd.	775	60,218
LG Uplus Corp.	10,902	101,393
Lotte Chemical Corp.	815	170,201
Lotte Confectionery Co. Ltd.	33	54,351
Lotte Shopping Co. Ltd.	596	134,796
LS Industrial Systems Co. Ltd.	805	29,403
Mirae Asset Securities Co. Ltd.	1,547	51,076
NAVER Corp.	1,492	625,057
NCsoft Corp.	809	149,454

Security	Shares	Value
NH Investment & Securities Co. Ltd.	6,888	$56,548
OCI Co. Ltd.[b]	967	66,797
Orion Corp./Republic of Korea	193	152,246
Paradise Co. Ltd.[a]	2,508	48,347
POSCO	3,727	598,715
S-1 Corp.	902	71,611
S-Oil Corp.	2,381	120,786
Samsung C&T Corp.	6,747	274,387
Samsung Card Co. Ltd.	1,985	60,838
Samsung Electro-Mechanics Co. Ltd.	3,172	162,790
Samsung Electronics Co. Ltd.	5,905	5,436,944
Samsung Fire & Marine Insurance Co. Ltd.	1,906	434,299
Samsung Heavy Industries Co. Ltd.[b]	7,950	75,618
Samsung Life Insurance Co. Ltd.	4,250	353,223
Samsung SDI Co. Ltd.	2,896	206,901
Samsung SDS Co. Ltd.	1,670	362,169
Samsung Securities Co. Ltd.	3,063	117,056
Shinhan Financial Group Co. Ltd.	22,844	763,881
Shinsegae Co. Ltd.	374	79,211
SK Holdings Co. Ltd.	1,916	437,387
SK Hynix Inc.	31,184	943,891
SK Innovation Co. Ltd.[a]	3,536	298,665
SK Networks Co. Ltd.	5,749	31,935
SK Telecom Co. Ltd.	520	107,275
Woori Bank	17,107	131,909
Yuhan Corp.	423	88,874

		25,510,758
TAIWAN — 18.19%
Acer Inc.[a]	157,062	57,928
Advanced Semiconductor Engineering Inc.	331,434	342,273
Advantech Co. Ltd.	15,894	101,121
Asia Cement Corp.	121,229	130,224
Asia Pacific Telecom Co. Ltd.[a]	103,000	28,143
Asustek Computer Inc.	37,000	336,612
AU Optronics Corp.	474,000	152,969
Casetek Holdings Ltd.	7,000	26,140
Catcher Technology Co. Ltd.	35,000	357,143
Cathay Financial Holding Co. Ltd.	435,944	628,405
Chailease Holding Co. Ltd.	54,496	87,600
Chang Hwa Commercial Bank Ltd.	274,580	133,340
Cheng Shin Rubber Industry Co. Ltd.	87,776	140,826

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
Chicony Electronics Co. Ltd.	28,741	$71,375
China Airlines Ltd.[a]	133,000	47,827
China Development Financial Holding Corp.	730,200	210,738
China Life Insurance Co. Ltd./Taiwan	172,726	131,923
China Motor Corp.	25,000	16,981
China Steel Corp.	638,867	382,896
Chunghwa Telecom Co. Ltd.	202,000	613,401
Compal Electronics Inc.	227,000	132,561
CTBC Financial Holding Co. Ltd.	807,098	486,204
CTCI Corp.	32,000	41,308
Delta Electronics Inc.	99,000	495,974
E.Sun Financial Holding Co. Ltd.	364,834	219,219
Eclat Textile Co. Ltd.	9,200	138,413
Epistar Corp.	60,000	48,500
EVA Airways Corp.[a]	92,426	55,820
Evergreen Marine Corp. Taiwan Ltd.	100,050	43,820
Far Eastern New Century Corp.	179,460	162,714
Far EasTone Telecommunications Co. Ltd.	85,000	186,532
Feng TAY Enterprise Co. Ltd.	15,450	91,648
First Financial Holding Co. Ltd.	424,737	205,606
Formosa Chemicals & Fibre Corp.	170,950	365,691
Formosa Petrochemical Corp.	62,000	138,917
Formosa Plastics Corp.	220,400	485,698
Formosa Taffeta Co. Ltd.	35,000	30,443
Foxconn Technology Co. Ltd.	47,843	134,547
Fubon Financial Holding Co. Ltd.	350,396	602,014
Giant Manufacturing Co. Ltd.	16,000	115,810
Hermes Microvision Inc.	2,000	84,829
Highwealth Construction Corp.	33,800	52,254
Hiwin Technologies Corp.	11,688	59,992
Hon Hai Precision Industry Co. Ltd.	711,528	2,022,877
Hotai Motor Co. Ltd.	13,000	143,042
HTC Corp.	33,000	46,707
Hua Nan Financial Holdings Co. Ltd.	366,968	173,694
Innolux Corp.	450,620	159,274
Inotera Memories Inc.[a]	130,000	78,313
Inventec Corp.	134,980	61,815
Kinsus Interconnect Technology Corp.	17,000	30,305
Largan Precision Co. Ltd.	5,000	464,101
Lite-On Technology Corp.	116,253	106,477
MediaTek Inc.	80,176	618,520

Security	Shares	Value
Mega Financial Holding Co. Ltd.	526,542	$394,874
Merida Industry Co. Ltd.	11,350	61,745
Nan Ya Plastics Corp.	254,090	463,104
Novatek Microelectronics Corp.	31,000	103,854
Pegatron Corp.	102,000	263,966
Phison Electronics Corp.	7,000	48,731
Pou Chen Corp.	121,000	195,617
Powertech Technology Inc.	33,000	56,799
President Chain Store Corp.	30,000	200,547
Quanta Computer Inc.	148,000	272,019
Radiant Opto-Electronics Corp.	23,363	68,073
Realtek Semiconductor Corp.	24,140	43,330
Ruentex Development Co. Ltd.	42,888	45,872
Ruentex Industries Ltd.	29,855	47,623
Shin Kong Financial Holding Co. Ltd.	431,138	102,299
Siliconware Precision Industries Co. Ltd.	161,000	197,935
Simplo Technology Co. Ltd.	16,200	53,774
SinoPac Financial Holdings Co. Ltd.	518,499	178,485
Standard Foods Corp.	19,913	45,229
Synnex Technology International Corp.	69,000	73,377
Taishin Financial Holding Co. Ltd.	393,067	137,723
Taiwan Business Bank[a]	179,045	45,124
Taiwan Cement Corp.	177,000	189,588
Taiwan Cooperative Financial Holding Co. Ltd.	435,463	184,700
Taiwan Fertilizer Co. Ltd.	42,000	53,120
Taiwan Glass Industry Corp.[a]	53,450	21,521
Taiwan Mobile Co. Ltd.	89,000	267,525
Taiwan Semiconductor Manufacturing Co. Ltd.	1,316,000	5,217,728
Teco Electric and Machinery Co. Ltd.	103,000	77,560
TPK Holding Co. Ltd.	16,591	41,559
Transcend Information Inc.	12,000	32,346
U-Ming Marine Transport Corp.	22,000	21,807
Uni-President Enterprises Corp.	266,650	475,341
United Microelectronics Corp.	664,000	219,388
Vanguard International Semiconductor Corp.	43,000	48,900
Wan Hai Lines Ltd.	22,000	15,146
Wistron Corp.	109,736	54,301
WPG Holdings Ltd.	75,000	70,883

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2015

Security	Shares	Value
Yang Ming Marine Transport Corp.[a]	79,000	$25,373
Yuanta Financial Holding Co. Ltd.	475,893	190,878
Yulon Motor Co. Ltd.	42,000	38,016
Zhen Ding Technology Holding Ltd.	18,455	52,354

		22,679,638
THAILAND — 3.36%
Advanced Info Service PCL NVDR	55,000	365,183
Airports of Thailand PCL NVDR	23,600	181,716
Bangkok Bank PCL Foreign	11,900	54,611
Bangkok Bank PCL NVDR[b]	17,300	79,393
Bangkok Dusit Medical Services PCL NVDR	204,800	111,413
Banpu PCL NVDR[b]	49,500	28,447
BEC World PCL NVDR	52,100	53,779
BTS Group Holdings PCL NVDR	313,200	85,192
Bumrungrad Hospital PCL NVDR	18,700	120,511
Central Pattana PCL NVDR	71,800	90,138
Charoen Pokphand Foods PCL NVDR	168,600	89,368
CP ALL PCL NVDR	231,900	329,946
Delta Electronics Thailand PCL NVDR[b]	26,400	64,076
Energy Absolute PCL NVDR	60,300	34,318
Glow Energy PCL NVDR	27,700	76,311
Home Product Center PCL NVDR	198,445	40,414
Indorama Ventures PCL NVDR	74,400	45,248
IRPC PCL NVDR	486,700	51,596
Kasikornbank PCL Foreign	61,800	312,060
Kasikornbank PCL NVDR	34,500	173,727
Krung Thai Bank PCL NVDR[b]	188,550	95,735
Minor International PCL NVDR[b]	89,780	66,374
PTT Exploration & Production PCL NVDR	75,610	167,694
PTT Global Chemical PCL NVDR	88,200	147,636
PTT PCL NVDR	54,000	403,738
Siam Cement PCL (The) Foreign	17,000	225,750
Siam Cement PCL (The) NVDR	5,800	77,668
Siam Commercial Bank PCL (The) NVDR	84,300	333,954
Thai Oil PCL NVDR	40,900	58,763
Thai Union Frozen Products PCL NVDR	96,400	46,795

Security	Shares	Value
TMB Bank PCL NVDR	736,900	$48,517
True Corp. PCL NVDR[a]	471,390	127,563

		4,187,634

TOTAL COMMON STOCKS
(Cost: $140,084,477)		122,873,564

PREFERRED STOCKS — 0.98%

SOUTH KOREA — 0.98%
AmorePacific Corp.	484	74,682
Hyundai Motor Co.	1,283	105,222
Hyundai Motor Co. Series 2	2,070	175,016
LG Chem Ltd.	402	58,800
Samsung Electronics Co. Ltd.	1,104	812,073

		1,225,793

TOTAL PREFERRED STOCKS
(Cost: $1,455,086)		1,225,793

SHORT-TERM INVESTMENTS — 4.95%

MONEY MARKET FUNDS — 4.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	5,828,714	5,828,714
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	334,713	334,713

		6,163,427

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,163,427)		6,163,427

TOTAL INVESTMENTS IN SECURITIES — 104.51%
(Cost: $147,702,990)		130,262,784
Other Assets, Less Liabilities — (4.51)%		(5,625,748)

NET ASSETS — 100.00%		$124,637,036

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.34%

BRAZIL — 2.35%
Ambev SA	2,028,600	$10,632,432
BRF SA	193,200	3,687,628
Cielo SA	1,806,948	19,025,727
Souza Cruz SA	531,300	3,871,426
TOTVS SA	728,100	6,336,954
Tractebel Energia SA	289,800	2,668,650
Transmissora Alianca de Energia Eletrica SA Units	821,100	4,170,595
Ultrapar Participacoes SA	435,100	7,582,071

		57,975,483
CHILE — 3.94%
AES Gener SA	7,666,176	3,856,662
Aguas Andinas SA Series A	29,762,460	15,427,772
Banco de Chile	284,587,003	29,416,800
Banco de Credito e Inversiones	60,142	2,627,587
Cia. Cervecerias Unidas SA	391,230	4,336,131
Colbun SA	64,232,721	17,452,850
Empresa Nacional de Electricidad SA/Chile	10,992,114	13,631,916
Empresas COPEC SA	226,527	2,215,202
SACI Falabella	318,780	1,968,421
Vina Concha y Toro SA	3,569,853	5,991,156

		96,924,497
CHINA — 18.21%
AAC Technologies Holdings Inc.[a]	1,449,000	8,161,089
Agricultural Bank of China Ltd. Class H	19,320,000	7,802,737
Bank of China Ltd. Class H	50,715,000	23,165,154
Bank of Communications Co. Ltd. Class H	3,381,000	2,547,731
Beijing Enterprises Holdings Ltd.	2,415,000	14,100,393
Beijing Enterprises Water Group Ltd.[a]	11,592,000	8,301,314
China CITIC Bank Corp. Ltd. Class Hb	5,313,000	3,256,334
China Communications Services Corp. Ltd. Class H	16,422,000	6,039,019
China Construction Bank Corp. Class H	27,048,000	19,020,729
China Everbright Bank Co. Ltd. Class H	14,973,000	6,839,236
China Gas Holdings Ltd.[a]	966,000	1,410,974

Security	Shares	Value
China Life Insurance Co. Ltd. Class H	974,000	$3,368,133
China Medical System Holdings Ltd.[a]	5,796,000	6,297,033
China Mengniu Dairy Co. Ltd.	3,395,000	11,871,472
China Merchants Holdings International Co. Ltd.[a]	966,000	3,228,289
China Minsheng Banking Corp. Ltd. Class H	1,449,100	1,404,215
China Mobile Ltd.	2,430,000	29,442,004
China Petroleum & Chemical Corp. Class H	16,884,000	11,241,404
China Resources Gas Group Ltd.[a]	4,830,000	12,744,885
China Resources Power Holdings Co. Ltd.	2,898,000	7,097,250
CSPC Pharmaceutical Group Ltd.	11,592,000	10,619,699
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	1,159,200	7,119,686
ENN Energy Holdings Ltd.	412,000	2,102,515
Guangdong Investment Ltd.	15,456,000	20,900,366
Haier Electronics Group Co. Ltd.	1,502,000	2,693,892
Hanergy Thin Film Power Group Ltd.[a,b]	39,762,000	51
Hengan International Group Co. Ltd.[a]	2,184,500	21,436,149
Industrial & Commercial Bank of China Ltd. Class H	24,633,000	14,557,214
Inner Mongolia Yitai Coal Co. Ltd. Class B	6,134,119	5,189,465
Jiangsu Expressway Co. Ltd. Class H	15,524,000	18,348,248
Lenovo Group Ltd.[a]	12,786,000	10,492,701
Luye Pharma Group Ltd.[b]	2,415,000	2,056,632
PetroChina Co. Ltd. Class H	4,830,000	4,013,548
Semiconductor Manufacturing International Corp.[a,b]	27,531,000	2,415,608
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,932,000	1,351,145
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	2,125,200	4,431,356
Shenzhou International Group Holdings Ltd.[a]	4,830,000	24,399,133
Sihuan Pharmaceutical Holdings Group Ltd.	10,904,000	2,110,438
Sino Biopharmaceutical Ltd.	15,504,000	18,404,630

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
Sinopharm Group Co. Ltd. Class H	579,600	$2,194,987
SOHO China Ltd.[a]	21,010,500	8,973,459
Sun Art Retail Group Ltd.[a]	17,629,500	14,694,946
Tencent Holdings Ltd.	1,255,800	21,356,564
Tingyi Cayman Islands Holding Corp.	6,016,000	9,252,936
Tsingtao Brewery Co. Ltd. Class H	1,240,000	6,095,961
Want Want China Holdings Ltd.[a]	2,415,000	1,947,568
Zhejiang Expressway Co. Ltd. Class H	17,388,000	18,666,739
ZTE Corp. Class H	2,634,120	5,308,992

		448,474,023
COLOMBIA — 0.66%
Almacenes Exito SA	551,103	2,989,335
Corp. Financiera Colombiana SA	293,181	3,478,178
Ecopetrol SA	8,987,664	4,634,015
Isagen SA ESP	5,419,743	5,150,814

		16,252,342
CZECH REPUBLIC — 0.36%
CEZ AS	291,249	6,647,465
Komercni Banka AS	9,660	2,197,592

		8,845,057
EGYPT — 0.61%
Commercial International Bank Egypt SAE	2,333,648	14,937,636

		14,937,636
HUNGARY — 0.08%
Richter Gedeon Nyrt	134,757	2,057,285

		2,057,285
INDIA — 3.02%
Cipla Ltd.	211,071	2,165,958
Coal India Ltd.	310,569	1,711,575
Dabur India Ltd.	4,235,427	17,397,267
Divi’s Laboratories Ltd.	258,405	9,189,850
Dr. Reddy’s Laboratories Ltd.	165,669	10,723,065
HCL Technologies Ltd.	113,440	1,657,103
Hindustan Unilever Ltd.	336,168	4,353,622
Infosys Ltd.	103,362	1,701,683
Sun Pharmaceuticals Industries Ltd.	944,838	12,777,166
Tata Consultancy Services Ltd.	78,246	3,018,077

Security	Shares	Value
Tech Mahindra Ltd.	244,398	$1,893,418
Wipro Ltd.	912,387	7,848,107

		74,436,891
INDONESIA — 6.60%
Astra Agro Lestari Tbk PT	2,415,000	2,943,550
Bank Central Asia Tbk PT	37,674,000	34,590,363
Bank Danamon Indonesia Tbk PT	20,672,400	5,201,205
Bank Mandiri Persero Tbk PT	18,305,700	11,856,361
Bank Negara Indonesia Persero Tbk PT	11,012,400	3,879,814
Bank Rakyat Indonesia Persero Tbk PT	14,345,100	10,848,163
Gudang Garam Tbk PT	531,300	1,682,765
Indocement Tunggal Prakarsa Tbk PT	775,800	1,083,635
Indofood CBP Sukses Makmur Tbk PT	2,946,300	2,673,689
Indofood Sukses Makmur Tbk PT	29,076,600	10,968,397
Jasa Marga Persero Tbk PT	27,917,400	10,233,068
Kalbe Farma Tbk PT	134,032,500	15,978,963
Perusahaan Gas Negara Persero Tbk PT	6,810,300	1,347,518
Tambang Batubara Bukit Asam Persero Tbk PT	2,656,500	1,106,087
Telekomunikasi Indonesia Persero Tbk PT	98,773,500	20,176,509
Tower Bersama Infrastructure Tbk PTb	14,973,000	7,646,354
Unilever Indonesia Tbk PT	7,196,700	20,347,965

		162,564,406
MALAYSIA — 7.89%
Astro Malaysia Holdings Bhd	1,551,400	1,071,205
Axiata Group Bhd	13,330,800	19,488,360
Berjaya Sports Toto Bhd	1,690,597	1,187,443
DiGi.Com Bhd[a]	2,318,400	2,886,960
Hong Leong Bank Bhd[a]	5,409,600	16,847,040
IHH Healthcare Bhd	22,556,100	31,417,425
Malayan Banking Bhd[a]	13,717,200	28,610,160
Maxis Bhd[a]	14,007,000	21,910,950
Petronas Chemicals Group Bhd[a]	4,781,700	6,910,695
Petronas Dagangan Bhd	386,400	1,946,720
Petronas Gas Bhd[a]	2,366,700	12,013,820
Public Bank Bhd[a]	7,293,380	31,257,343
Sime Darby Bhd[a]	3,381,000	5,997,250

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
Telekom Malaysia Bhd	5,023,200	$7,762,040
Tenaga Nasional Bhd	1,835,400	4,885,660

		194,193,071

MEXICO — 3.39%
America Movil SAB de CV	9,128,700	8,307,226
Arca Continental SAB de CV	2,223,400	12,660,660
Coca-Cola Femsa SAB de CV Series L	386,400	2,774,803
El Puerto de Liverpool SAB de CV Series C1	2,270,100	27,040,976
Fibra Uno Administracion SA de CV	966,000	2,066,135
Gruma SAB de CV Series B	434,700	5,831,923
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,014,300	8,485,544
Grupo Aeroportuario del Sureste SAB de CV Series B	338,100	4,912,323
Grupo Bimbo SAB de CVb	531,300	1,364,029
Wal-Mart de Mexico SAB de CV	4,153,800	9,933,969

		83,377,588
PERU — 1.05%
Cia. de Minas Buenaventura SA ADR	357,903	2,261,947
Credicorp Ltd.	213,969	23,532,311

		25,794,258
PHILIPPINES — 3.98%
Aboitiz Power Corp.	14,586,600	13,497,442
Bank of the Philippine Islands	10,674,304	19,320,627
BDO Unibank Inc.	6,158,250	12,977,913
International Container Terminal Services Inc.	4,873,470	9,691,678
Jollibee Foods Corp.	2,337,730	9,577,991
Metropolitan Bank & Trust Co.	4,402,141	7,887,876
Philippine Long Distance Telephone Co.	466,099	25,109,912

		98,063,439
POLAND — 1.58%
Bank Pekao SA	235,704	10,055,679
Bank Zachodni WBK SAb	58,926	4,732,636
PGE Polska Grupa Energetyczna SA	3,975,573	16,449,630
Powszechny Zaklad Ubezpieczen SA	66,364	7,578,124

		38,816,069

Security	Shares	Value
QATAR — 3.65%
Commercial Bank QSC (The)	1,518,440	$23,937,397
Doha Bank QSC	355,005	5,157,717
Industries Qatar QSC	114,954	4,198,974
Masraf Al Rayan QSC	104,811	1,255,049
Ooredoo QSC	207,690	3,964,312
Qatar Electricity & Water Co. QSC	369,495	22,223,890
Qatar Insurance Co. SAQ	222,663	5,992,962
Qatar Islamic Bank SAQ	437,115	13,565,679
Qatar National Bank SAQ	173,880	8,548,109
Vodafone Qatar QSC	272,412	1,058,644

		89,902,733
RUSSIA — 0.21%
Rosneft OAO	906,120	3,302,204
Rosneft OAO GDR[d]	534,949	2,015,688

		5,317,892
SOUTH AFRICA — 5.92%
Aspen Pharmacare Holdings Ltd.	197,064	5,088,595
Bidvest Group Ltd. (The)	268,681	6,459,647
Discovery Ltd.	633,505	6,400,362
Foschini Group Ltd. (The)	239,085	2,701,912
Liberty Holdings Ltd.	497,490	4,830,783
Life Healthcare Group Holdings Ltd.	2,938,089	8,430,455
Mediclinic International Ltd.	218,015	1,751,122
Mr. Price Group Ltd.	213,969	3,849,563
MTN Group Ltd.	80,178	1,069,725
Nedbank Group Ltd.	555,450	9,881,832
Netcare Ltd.	1,200,255	3,606,850
Pick n Pay Stores Ltd.	1,231,650	5,812,714
Rand Merchant Insurance Holdings Ltd.	2,403,891	7,608,070
Redefine Properties Ltd.	12,799,752	11,077,984
Sasol Ltd.	146,832	4,703,650
Shoprite Holdings Ltd.	776,181	9,501,367
SPAR Group Ltd. (The)	566,076	8,108,596
Standard Bank Group Ltd.	2,387,469	26,300,542
Tiger Brands Ltd.	173,397	3,919,138
Tsogo Sun Holdings Ltd.	579,117	1,026,010
Vodacom Group Ltd.	1,278,501	13,637,794

		145,766,711

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
SOUTH KOREA — 11.74%
AmorePacific Corp.	46,034	$14,731,658
AmorePacific Group	72,118	10,487,674
Cheil Worldwide Inc.[b]	128,824	1,895,191
CJ CheilJedang Corp.	16,905	5,617,134
Coway Co. Ltd.	50,048	3,571,381
Dongbu Insurance Co. Ltd.	337,617	15,185,986
E-Mart Co. Ltd.	18,837	3,639,192
Hyundai Marine & Fire Insurance Co. Ltd.[a]	658,329	15,585,045
Hyundai Wia Corp.	16,560	1,463,133
Kangwon Land Inc.	515,844	18,557,736
KEPCO Plant Service & Engineering Co. Ltd.	110,607	11,783,117
Kia Motors Corp.	161,514	6,650,376
Korea Electric Power Corp.	246,330	9,996,906
KT Corp.[b]	232,323	5,666,894
KT&G Corp.	363,033	33,916,843
LG Display Co. Ltd.	52,385	1,020,904
Lotte Shopping Co. Ltd.	12,075	2,730,977
NAVER Corp.	3,659	1,532,897
Orion Corp./Republic of Korea	11,109	8,763,219
S-1 Corp.[a]	213,486	16,948,920
Samsung Electronics Co. Ltd.	9,241	8,508,517
Samsung Fire & Marine Insurance Co. Ltd.	65,688	14,967,589
Samsung Life Insurance Co. Ltd.	198,513	16,498,692
SK Holdings Co. Ltd.	57,477	13,120,938
SK Hynix Inc.	269,633	8,161,371
SK Telecom Co. Ltd.	76,797	15,843,135
Yuhan Corp.[a]	105,777	22,224,126

		289,069,551
TAIWAN — 16.77%
Advanced Semiconductor Engineering Inc.	1,941,000	2,004,475
Advantech Co. Ltd.	1,932,481	12,294,799
Asia Cement Corp.	13,199,125	14,178,431
Asustek Computer Inc.	1,103,000	10,034,669
Chicony Electronics Co. Ltd.	4,381,579	10,881,226
China Airlines Ltd.[b]	25,116,828	9,032,053
China Steel Corp.	23,667,517	14,184,798
Chunghwa Telecom Co. Ltd.	13,524,000	41,067,470
Delta Electronics Inc.	1,936,000	9,699,041
EVA Airways Corp.[b]	3,949,899	2,385,527

Security	Shares	Value
Far EasTone Telecommunications Co. Ltd.	13,617,000	$29,882,401
First Financial Holding Co. Ltd.	36,422,946	17,631,590
Formosa Chemicals & Fibre Corp.	483,300	1,033,860
Formosa Petrochemical Corp.	4,830,000	10,822,074
Formosa Plastics Corp.	4,023,840	8,867,388
Formosa Taffeta Co. Ltd.	6,792,000	5,907,721
Foxconn Technology Co. Ltd.	4,391,328	12,349,598
Hon Hai Precision Industry Co. Ltd.	2,415,000	6,865,856
HTC Corp.	3,864,000	5,468,933
Hua Nan Financial Holdings Co. Ltd.	32,825,175	15,536,873
Kinsus Interconnect Technology Corp.	2,898,000	5,166,093
Lite-On Technology Corp.	16,018,548	14,671,525
MediaTek Inc.	483,000	3,726,119
Novatek Microelectronics Corp.	200,000	670,027
President Chain Store Corp.	1,940,000	12,968,711
Quanta Computer Inc.	966,000	1,775,473
Standard Foods Corp.	1,140,340	2,590,089
Synnex Technology International Corp.	9,660,000	10,272,805
Taiwan Business Bank[b]	9,846,921	2,481,705
Taiwan Cement Corp.	6,762,000	7,242,922
Taiwan Cooperative Financial Holding Co. Ltd.	63,900,375	27,103,060
Taiwan Mobile Co. Ltd.	10,189,000	30,627,127
Taiwan Semiconductor Manufacturing Co. Ltd.	9,177,000	36,385,327
Transcend Information Inc.	2,898,000	7,811,489
U-Ming Marine Transport Corp.	5,796,000	5,745,052
United Microelectronics Corp.	5,313,000	1,755,432
WPG Holdings Ltd.	1,932,000	1,825,947

		412,947,686
THAILAND — 3.90%
Advanced Info Service PCL NVDR	1,305,800	8,670,119
Bangkok Bank PCL NVDR[a]	1,110,900	5,098,146
Bangkok Dusit Medical Services PCL NVDR	16,101,700	8,759,469
BTS Group Holdings PCL NVDR	79,501,800	21,624,844
CP ALL PCL NVDR	10,995,400	15,644,173
Delta Electronics Thailand PCL NVDR	3,042,900	7,385,474

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
Glow Energy PCL NVDR	2,511,600	$6,919,250
Kasikornbank PCL NVDR[a]	1,034,000	5,206,779
PTT Exploration & Production PCL NVDR	1,143,100	2,535,262
PTT PCL NVDR	1,555,300	11,628,411
Thai Oil PCL NVDR	1,738,800	2,498,206

		95,970,133
UNITED ARAB EMIRATES — 2.43%
Abu Dhabi Commercial Bank PJSC	1,757,637	3,828,180
DP World Ltd.	771,351	17,201,127
First Gulf Bank PJSC	4,571,595	17,860,467
National Bank of Abu Dhabi PJSC	7,406,842	20,971,987

		59,861,761

TOTAL COMMON STOCKS (Cost: $2,701,179,502)		2,421,548,512

PREFERRED STOCKS — 1.11%

COLOMBIA — 0.89%
Banco Davivienda SA	913,836	7,042,460
Grupo de Inversiones Suramericana SA	1,310,862	14,865,052

		21,907,512
RUSSIA — 0.18%
AK Transneft OAO	1,899	4,383,183

		4,383,183
SOUTH KOREA — 0.04%
Samsung Electronics Co. Ltd.	1,449	1,065,847

		1,065,847

TOTAL PREFERRED STOCKS (Cost: $40,718,162)		27,356,542

SHORT-TERM INVESTMENTS — 3.12%

MONEY MARKET FUNDS — 3.12%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	72,529,174	72,529,174
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	4,164,982	4,164,982

		76,694,156

TOTAL SHORT-TERM INVESTMENTS (Cost: $76,694,156)		76,694,156

Value
TOTAL INVESTMENTS IN SECURITIES — 102.57% (Cost: $2,818,591,820)	$2,525,599,210
Other Assets, Less Liabilities — (2.57)%	(63,242,222)

NET ASSETS — 100.00%	$2,462,356,988

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.97%

BRAZIL — 2.15%
Aliansce Shopping Centers SA	12,500	$38,095
Alupar Investimento SA Units	10,900	43,723
Arezzo Industria e Comercio SA	7,600	45,655
Banco ABC Brasil SAa	262	653
BR Properties SA	24,200	67,107
Cia. de Saneamento de Minas Gerais-COPASA	9,600	25,039
Cia. Hering	19,900	75,945
Direcional Engenharia SA	28,300	26,185
Even Construtora e Incorporadora SA	41,000	39,286
EZ TEC Empreendimentos e Participacoes SA	9,098	32,922
Fleury SA	12,000	54,692
Gafisa SAa	69,300	43,381
Helbor Empreendimentos SA	20,740	11,389
Iguatemi Empresa de Shopping Centers SA	12,300	69,567
Iochpe-Maxion SA	16,700	68,730
JSL SA	12,700	33,823
Light SA	12,900	41,403
Linx SA	5,600	67,020
LPS Brasil Consultoria de Imoveis SA	35,000	30,654
Marfrig Global Foods SAa	45,000	79,072
Marisa Lojas SA	8,800	20,609
Mills Estruturas e Servicos de Engenharia SAa	23,500	31,615
MRV Engenharia e Participacoes SA	36,400	63,661
Multiplus SA	6,400	66,298
PDG Realty SA Empreendimentos e Participacoes[a]	330,700	8,172
Restoque Comercio e Confeccoes de Roupas SA	23,900	27,363
Rumo Logistica Operadora Multimodal SAa	21,697	46,941
Santos Brasil Participacoes SA Units	7,500	24,710
Sao Martinho SA	9,000	75,217
SLC Agricola SA	10,700	47,268
Smiles SA	10,800	141,855
Tecnisa SA	25,600	21,086
Tegma Gestao Logistica[a]	15,400	22,409

Security	Shares	Value
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	11,200	$144,372

		1,635,917
CHILE — 0.99%
Administradora de Fondos de Pensiones Habitat SA	57,695	68,817
Besalco SA	140,022	51,304
Cia. Sud Americana de Vapores SAa	1,887,421	52,670
E.CL SA	76,993	107,989
Inversiones Aguas Metropolitanas SA	55,181	78,110
Inversiones La Construccion SA	2,987	32,132
Parque Arauco SA	108,115	188,984
Ripley Corp. SA	80,011	26,587
SalfaCorp SA	104,395	57,183
Sociedad Matriz SAAM SA	1,312,051	89,367

		753,143
CHINA — 21.08%
361 Degrees International Ltd.	254,000	77,674
Agile Property Holdings Ltd.	236,000	115,715
AGTech Holdings Ltd.[a]	304,000	49,424
Ajisen China Holdings Ltd.	195,000	75,987
Anhui Expressway Co. Ltd. Class H	136,000	104,061
Anton Oilfield Services Group/Hong Kong[a,b]	322,000	42,379
Anxin-China Holdings Ltd.[a]	1,084,000	41,348
Asia Cement China Holdings Corp.	176,500	55,796
AVIC International Holding HK Ltd.[a,b]	580,000	62,864
Baoxin Auto Group Ltd.[b]	171,000	57,809
Beijing Capital Land Ltd. Class H	264,000	105,599
Beijing Enterprises Medical & Health Group Ltd.[a]	708,000	64,862
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	112,000	123,127
Biostime International Holdings Ltd.[b]	32,000	52,769
Boshiwa International Holding Ltd.[a,b]	32,000	619
Bosideng International Holdings Ltd.[b]	692,000	64,289
BYD Electronic International Co. Ltd.[a,b]	147,000	84,975
C C Land Holdings Ltd.	496,000	118,399
Carnival Group International Holdings Ltd.[a,b]	692,000	86,611

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Central China Securities Co. Ltd. Class Hb	190,000	$104,928
China Animal Healthcare Ltd.[a,b]	126,000	8,129
China BlueChemical Ltd. Class H	384,000	109,006
China Datang Corp. Renewable Power Co. Ltd. Class Ha	726,000	91,803
China Dongxiang Group Co. Ltd.	669,000	166,602
China Electronics Corp. Holdings Co. Ltd.[b]	214,000	63,233
China Foods Ltd.[a]	206,000	95,690
China Harmony New Energy Auto Holding Ltd.[b]	142,000	63,029
China High Speed Transmission Equipment Group Co. Ltd.[a]	196,000	134,797
China Huarong Energy Co. Ltd.[a,b]	1,140,000	45,600
China Huiyuan Juice Group Ltd.[a]	179,500	59,524
China Innovationpay Group Ltd.[a,b]	804,000	48,758
China Jicheng Holdings Ltd.[a,c]	450,000	119,032
China Lesso Group Holdings Ltd.[b]	264,000	185,310
China Lilang Ltd.[b]	176,000	151,473
China LotSynergy Holdings Ltd.[b]	1,540,000	63,587
China Lumena New Materials Corp.[a,b]	210,000	3,387
China Merchants Land Ltd.[b]	264,000	41,558
China Metal Recycling Holdings Ltd.[a]	12,000	—
China Modern Dairy Holdings Ltd.[b]	355,000	92,528
China Oceanwide Holdings Ltd.[a,b]	716,000	103,473
China Oil & Gas Group Ltd.[a,b]	1,470,000	92,941
China Overseas Grand Oceans Group Ltd.[b]	266,000	84,090
China Power New Energy Development Co. Ltd.[b]	1,080,000	55,742
China Precious Metal Resources Holdings Co. Ltd.[a,b]	882,000	33,004
China Rare Earth Holdings Ltd.[a]	761,600	65,841
China Regenerative Medicine International Ltd.[a,b]	1,900,000	100,516
China Resources and Transportation Group Ltd.[a,b]	4,000,000	30,968
China Shanshui Cement Group Ltd.[a,b]	253,000	152,419
China Shineway Pharmaceutical Group Ltd.	93,000	111,599

Security	Shares	Value
China Singyes Solar Technologies Holdings Ltd.[b]	152,000	$94,337
China Suntien Green Energy Corp. Ltd. Class Hb	422,000	68,064
China Traditional Chinese Medicine Co. Ltd.[a]	306,000	213,606
China Travel International Investment Hong Kong Ltd.	476,000	165,831
China Vanadium Titano-Magnetite Mining Co. Ltd.[a,b]	1,286,000	56,418
China Water Affairs Group Ltd.[b]	276,000	120,371
China Yurun Food Group Ltd.[a,b]	313,000	72,292
China ZhengTong Auto Services Holdings Ltd.[b]	189,000	74,868
Chinasoft International Ltd.[a,b]	270,000	88,490
Chongqing Machinery & Electric Co. Ltd. Class H	558,000	72,000
CIFI Holdings Group Co. Ltd.	380,000	71,096
CIMC Enric Holdings Ltd.[b]	112,000	58,962
CITIC Dameng Holdings Ltd.[a,b]	394,000	33,045
CITIC Resources Holdings Ltd.[a,b]	550,000	84,451
Cogobuy Group[a,b,c]	75,000	66,096
Colour Life Services Group Co. Ltd.[b]	79,000	58,409
Comba Telecom Systems Holdings Ltd.[b]	305,030	59,431
Coolpad Group Ltd.	492,000	91,416
COSCO International Holdings Ltd.[b]	230,000	114,150
Cosmo Lady China Holdings Co. Ltd.[c]	76,000	81,589
CT Environmental Group Ltd.[b]	528,000	173,047
Dah Chong Hong Holdings Ltd.[b]	212,000	76,593
Dazhong Transportation Group Co. Ltd. Class B	92,700	82,132
Digital China Holdings Ltd.	159,000	139,099
Dongyue Group Ltd.	327,000	78,480
EverChina International Holdings Co. Ltd.[a]	1,445,000	48,477
Fantasia Holdings Group Co. Ltd.[b]	466,500	49,358
FDG Electric Vehicles Ltd.[a,b]	1,980,000	122,632
First Tractor Co. Ltd. Class H	112,000	64,309
Fufeng Group Ltd.[b]	224,400	99,894
Fullshare Holdings Ltd.[a]	750,000	112,257
Golden Eagle Retail Group Ltd.[b]	117,000	130,284
Greatview Aseptic Packaging Co. Ltd.[b]	257,000	118,385

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Greenland Hong Kong Holdings Ltd.[a]	114,000	$50,160
Hangzhou Steam Turbine Co. Class B	95,780	126,285
Harbin Electric Co. Ltd. Class Hb	174,000	91,153
HC International Inc.[a,b]	78,000	33,515
Hengdeli Holdings Ltd.	709,600	98,886
Hi Sun Technology China Ltd.[a,b]	366,000	60,449
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	88,000	45,419
Honbridge Holdings Ltd.[a,b]	540,000	71,071
Hopewell Highway Infrastructure Ltd.	302,500	144,809
Hopson Development Holdings Ltd.[a,b]	124,000	95,359
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	824,400	105,310
Huabao International Holdings Ltd.[b]	330,000	109,857
Imperial Pacific International Holdings Ltd.[a,b]	6,880,000	168,670
Intime Retail Group Co. Ltd.[b]	167,000	175,618
Jiangsu Future Land Co. Ltd. Class B	89,900	145,728
Ju Teng International Holdings Ltd.[b]	210,000	80,206
Kaisa Group Holdings Ltd.[a,b]	276,000	17,806
Kingboard Chemical Holdings Ltd.[b]	97,000	125,911
Kingdee International Software Group Co. Ltd.[b]	362,000	124,247
KWG Property Holding Ltd.	214,500	135,619
Lao Feng Xiang Co. Ltd. Class B	44,900	166,534
Launch Tech Co. Ltd.[a]	28,000	32,697
Lee & Man Paper Manufacturing Ltd.	246,000	140,933
Leyou Technologies Holdings Ltd.[a,b]	485,000	43,806
Li Ning Co. Ltd.[a,b]	251,500	116,176
Lifetech Scientific Corp.[a,b]	362,000	50,446
Lonking Holdings Ltd.	769,000	105,179
Luthai Textile Co. Ltd. Class B	96,000	117,181
MIE Holdings Corp.[a]	368,000	43,210
Minth Group Ltd.[b]	126,000	219,157
MMG Ltd.[a,b]	368,000	75,974
National Agricultural Holdings Ltd.[a,b]	144,000	57,971
NetDragon Websoft Inc.	38,000	90,709
New World Department Store China Ltd.	271,000	48,605

Security	Shares	Value
Nexteer Automotive Group Ltd.	150,000	$141,289
North Mining Shares Co. Ltd.[a,b]	2,660,000	37,068
NVC Lighting Holding Ltd.	108,000	16,185
PAX Global Technology Ltd.[b]	132,000	122,972
Peak Sport Products Co. Ltd.[b]	387,000	92,879
Phoenix Healthcare Group Co. Ltd.[b]	86,500	125,452
Phoenix Satellite Television Holdings Ltd.[b]	428,000	91,674
Poly Property Group Co. Ltd.[b]	395,000	105,503
Renhe Commercial Holdings Co. Ltd.[a,b]	2,450,000	135,935
REXLot Holdings Ltd.[b]	1,500,000	19,355
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. Class H	48,000	80,144
Shanghai Baosight Software Co. Ltd. Class B	27,900	81,217
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	75,600	111,132
Shenguan Holdings Group Ltd.	386,000	54,787
Shenzhen Expressway Co. Ltd. Class Hb	174,000	113,604
Shenzhen International Holdings Ltd.	205,000	283,560
Shenzhen Investment Ltd.[b]	578,000	204,350
Shougang Concord International Enterprises Co. Ltd.[a,b]	1,450,000	58,935
Shougang Fushan Resources Group Ltd.[b]	568,000	71,824
Shunfeng International Clean Energy Ltd.[a]	304,000	72,960
Sino Oil And Gas Holdings Ltd.[a,b]	3,335,000	77,888
Sinopec Kantons Holdings Ltd.[b]	210,000	111,367
Sinotrans Shipping Ltd.[b]	435,000	80,825
Skyworth Digital Holdings Ltd.[b]	366,000	211,098
SMI Holdings Group Ltd.	608,000	40,010
Sound Global Ltd.[a]	80,000	60,181
Springland International Holdings Ltd.[b]	349,000	92,316
SSY Group Ltd.	460,000	132,360
Sunny Optical Technology Group Co. Ltd.[b]	120,000	200,050
Superb Summit International Group Ltd.[a,b]	238,250	6,148

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
TCL Communication Technology Holdings Ltd.[b]	129,000	$87,220
Tech Pro Technology Development Ltd.[a,b]	1,078,400	262,989
Texhong Textile Group Ltd.	70,500	60,038
Tianjin Development Holdings Ltd.	174,000	112,257
Tianjin Port Development Holdings Ltd.[b]	424,000	66,745
Tianneng Power International Ltd.[a]	278,000	110,841
Tibet 5100 Water Resources Holdings Ltd.[b]	421,000	113,533
Tong Ren Tang Technologies Co. Ltd. Class Hb	140,000	181,005
Towngas China Co. Ltd.[b]	185,000	117,683
V1 Group Ltd.[a,b]	1,038,000	69,646
Vinda International Holdings Ltd.	64,000	123,375
Wasion Group Holdings Ltd.[b]	134,000	129,158
West China Cement Ltd.[a]	554,000	90,784
Wisdom Holdings Group[b]	144,000	58,529
Xiamen International Port Co. Ltd. Class H	202,000	49,522
Xingda International Holdings Ltd.[b]	359,000	72,263
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	348,000	39,515
Xinyi Solar Holdings Ltd.[b]	486,000	162,417
XTEP International Holdings Ltd.	207,500	89,425
Yanchang Petroleum International Ltd.[a,b]	2,880,000	86,585
Yingde Gases Group Co. Ltd.	202,500	84,396
Yip’s Chemical Holdings Ltd.[b]	210,000	92,128
Yuexiu REIT	320,000	168,463
Yuexiu Transport Infrastructure Ltd.[b]	196,000	117,093
Yuxing InfoTech Investment Holdings Ltd.[b]	206,000	85,058
Zhaojin Mining Industry Co. Ltd. Class Hb	189,000	94,134
Zhongsheng Group Holdings Ltd.	171,000	71,489

		16,046,758
CZECH REPUBLIC — 0.03%
Philip Morris CR AS	42	19,256

		19,256
EGYPT — 0.78%
Egypt Kuwait Holding Co. SAE	98,192	60,879
Egyptian Financial Group-Hermes Holding Co.[a]	96,854	106,254

Security	Shares	Value
Medinet Nasr Housing[a]	38,220	$103,921
Orascom Telecom Media And Technology Holding SAE GDR[a]	379,722	254,414
Palm Hills Developments SAE[a]	271,385	71,745

		597,213
GREECE — 0.65%
Aegean Airlines SA	7,239	52,723
Ellaktor SAa	17,260	23,981
Grivalia Properties REIC AE	5,610	49,031
Hellenic Exchanges – Athens Stock Exchange SA Holding	14,870	71,813
Intralot SA-Integrated Lottery Systems & Services[a]	30,690	52,270
Metka SA	3,912	29,544
Motor Oil Hellas Corinth Refineries SAa	7,821	81,500
Mytilineos Holdings SAa	8,895	45,249
Public Power Corp. SA	19,190	87,300

		493,411
HUNGARY — 0.13%
Magyar Telekom Telecommunications PLC[a]	68,423	97,319

		97,319
INDIA — 11.26%
Adani Enterprises Ltd.	64,706	73,150
AIA Engineering Ltd.	9,207	127,028
Ajanta Pharma Ltd.	6,266	141,373
Alembic Pharmaceuticals Ltd.	4,500	48,398
Alstom T&D India Ltd.	16,764	133,078
Amara Raja Batteries Ltd.	13,596	206,175
Amtek Auto Ltd.	24,573	19,000
Andhra Bank	52,100	52,864
Apollo Tyres Ltd.	46,695	126,440
Arvind Infrastructure Ltd.[a]	2,842	1,954
Arvind Ltd.	31,150	127,177
Ashok Leyland Ltd.	218,427	296,712
Balkrishna Industries Ltd.	10,406	100,467
Bayer CropScience Ltd./India	2,252	130,623
Berger Paints India Ltd.	37,742	120,650
Biocon Ltd.	17,061	113,903
Blue Dart Express Ltd.	1,179	121,079
Ceat Ltd.	2,812	46,426
CESC Ltd.	15,154	119,442
Cox & Kings Ltd.	24,510	88,011
CRISIL Ltd.	4,464	129,992

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Crompton Greaves Ltd.	67,390	$173,303
Cyient Ltd.	20,621	180,525
Dewan Housing Finance Corp. Ltd.	16,413	113,354
Dish TV India Ltd.[a]	92,017	144,376
EID Parry India Ltd.	42,490	85,300
Federal Bank Ltd.	245,760	226,998
Gillette India Ltd.	1,856	139,280
Gujarat Fluorochemicals Ltd.	10,560	104,909
Gujarat Gas Ltd.	7,043	78,731
Gujarat Mineral Development Corp. Ltd.	53,092	59,821
Gujarat Pipavav Port Ltd.[a]	47,261	121,290
Gujarat State Petronet Ltd.	56,826	105,317
GVK Power & Infrastructure Ltd.[a]	398,947	44,111
Havells India Ltd.	48,069	188,118
Hexaware Technologies Ltd.	29,686	109,254
Housing Development & Infrastructure Ltd.[a]	57,488	51,845
IIFL Holdings Ltd.	55,374	157,771
Indian Hotels Co. Ltd.[a]	86,460	113,156
Indraprastha Gas Ltd.	20,001	143,670
IRB Infrastructure Developers Ltd.	33,228	116,767
Jaiprakash Associates Ltd.[a]	330,703	48,007
Jammu & Kashmir Bank Ltd. (The)	49,166	71,262
Jindal Saw Ltd.	53,220	53,040
Jubilant Foodworks Ltd.	4,707	118,052
Just Dial Ltd.	6,432	81,717
Kansai Nerolac Paints Ltd.	42,925	166,147
Manappuram Finance Ltd.	163,650	57,114
Marksans Pharma Ltd.	31,692	43,122
MAX India Ltd.	25,879	194,983
MindTree Ltd.	10,048	210,989
MRF Ltd.	330	200,518
NCC Ltd./India	66,600	71,835
Page Industries Ltd.	1,062	226,890
Persistent Systems Ltd.	10,382	109,482
PI Industries Ltd.	13,785	149,359
PTC India Ltd.	109,712	98,943
Rajesh Exports Ltd.	10,412	79,333
Redington India Ltd.	82,651	134,840
Reliance Capital Ltd.	20,196	95,549
Reliance Infrastructure Ltd.	18,599	95,562
SKS Microfinance Ltd.[a]	23,397	162,714
Strides Arcolab Ltd.	4,066	75,023
Sundaram Finance Ltd.	8,415	183,782

Security	Shares	Value
Suzlon Energy Ltd.[a]	345,308	$114,800
Syndicate Bank	36,247	46,648
Tata Global Beverages Ltd.	84,285	151,643
Thermax Ltd.	9,226	131,850
Torrent Pharmaceuticals Ltd.	11,286	272,833
TVS Motor Co. Ltd.	31,581	106,252
Voltas Ltd.	29,742	122,122
Wockhardt Ltd.	5,724	115,587

		8,571,836
INDONESIA — 2.45%
Ace Hardware Indonesia Tbk PT	1,809,900	76,647
Agung Podomoro Land Tbk PT	2,052,600	47,188
Alam Sutera Realty Tbk PT	2,478,700	62,453
Arwana Citramulia Tbk PT	1,978,700	66,896
Bank Bukopin Tbk	1,249,600	60,479
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	696,300	34,443
Bank Tabungan Negara Persero Tbk PT	949,423	71,967
Ciputra Development Tbk PT	2,001,600	123,230
Eagle High Plantations Tbk PT	2,165,300	39,761
Gajah Tunggal Tbk PT	986,800	35,117
Hanson International Tbk PTa	2,647,100	135,652
Japfa Comfeed Indonesia Tbk PTa	1,343,200	35,181
Kawasan Industri Jababeka Tbk PT	6,868,894	96,311
Link Net Tbk PTa	196,800	67,584
Mitra Adiperkasa Tbk PTa	162,100	46,150
MNC Investama Tbk PT	3,570,800	65,825
Multipolar Tbk PT	1,237,713	36,118
Pakuwon Jati Tbk PT	5,226,600	141,360
Pembangunan Perumahan Persero Tbk PT	627,000	147,713
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	646,000	49,657
Ramayana Lestari Sentosa Tbk PT	949,400	40,882
Sampoerna Agro PT	422,400	39,985
Sentul City Tbk PTa	6,489,700	28,176
Sugih Energy Tbk PTa	3,554,600	99,681
Surya Semesta Internusa Tbk PT	1,193,450	59,035
Timah Persero Tbk PT	989,696	42,617
Wijaya Karya Persero Tbk PT	596,000	117,291

		1,867,399
MALAYSIA — 3.50%
Bursa Malaysia Bhd	92,700	181,868
Cahya Mata Sarawak Bhd[b]	128,500	151,446

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Carlsberg Brewery Malaysia Bhd	35,800	$99,728
DRB-Hicom Bhd	151,900	47,017
Eastern & Oriental Bhd	176,550	64,315
Hartalega Holdings Bhd	89,800	175,751
IGB REIT	438,000	136,614
KNM Group Bhd[a,b]	346,000	39,543
Kossan Rubber Industries	102,100	167,493
KPJ Healthcare Bhd	141,250	141,250
Magnum Bhd	121,400	75,152
Mah Sing Group Bhd	330,557	109,399
Malaysia Building Society Bhd[b]	117,900	38,458
Malaysian Pacific Industries Bhd	48,500	76,330
Malaysian Resources Corp. Bhd	280,200	57,041
Media Prima Bhd	241,600	60,400
OSK Holdings Bhd	152,287	59,102
POS Malaysia Bhd	102,700	92,430
QL Resources Bhd	164,500	151,183
Sunway Bhd	162,400	131,467
Sunway Construction Group Bhd[a]	212,820	56,752
Sunway REIT	364,300	129,240
TIME dotCom Bhd	96,400	138,173
Top Glove Corp. Bhd	95,000	174,619
Wah Seong Corp. Bhd	138,310	41,164
WCT Holdings Bhd	238,265	66,941

		2,662,876
MEXICO — 3.05%
Alsea SAB de CVb	86,459	265,972
Axtel SAB de CV CPO[a,b]	242,900	98,289
Banregio Grupo Financiero SAB de CVb	45,800	239,809
Bolsa Mexicana de Valores SAB de CV	79,000	119,253
Concentradora Fibra Hotelera Mexicana SA de CV	87,400	83,181
Consorcio ARA SAB de CVa,b	184,600	63,807
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa	82,500	108,951
Corp GEO SAB de CVa	38,700	—
Corp Inmobiliaria Vesta SAB de CVb	72,200	111,699
Empresas ICA SAB de CVa,b	102,300	40,359
Genomma Lab Internacional SAB de CV Series Ba	133,100	107,638
Grupo Aeromexico SAB de CVa,b	80,200	119,726
Grupo Aeroportuario del Centro Norte SAB de CV	36,200	189,327

Security	Shares	Value
Grupo Herdez SAB de CV	57,700	$140,915
Industrias Bachoco SAB de CV Series B	28,400	134,215
Industrias CH SAB de CV Series Ba,b	22,000	74,653
Mexico Real Estate Management SA de CV	92,600	125,601
PLA Administradora Industrial S. de RL de CV	97,000	181,051
Prologis Property Mexico SA de CV	53,700	83,334
TV Azteca SAB de CV CPO[b]	229,000	32,890
Urbi Desarrollos Urbanos SAB de CVa,b	124,600	—

		2,320,670
PHILIPPINES — 1.48%
Belle Corp.	1,033,933	68,354
Cebu Air Inc.	54,230	103,784
Cosco Capital Inc.	374,000	55,612
EEI Corp.	526,172	93,775
Filinvest Land Inc.	2,432,000	93,138
First Gen Corp.	228,500	114,152
First Philippine Holdings Corp.	24,370	36,498
Manila Water Co. Inc.	179,900	86,986
Melco Crown Philippines Resorts Corp.[a]	325,400	41,841
Nickel Asia Corp.	335,600	57,800
Philippine National Bank[a]	29,733	38,168
Security Bank Corp.	80,600	227,453
Vista Land & Lifescapes Inc.	850,300	106,060

		1,123,621
POLAND — 1.15%
Asseco Poland SA	12,977	180,209
Budimex SA	2,981	154,753
Getin Noble Bank SAa	179,246	41,810
Globe Trade Centre SAa	48,639	76,066
Kernel Holding SA	8,023	88,723
Lubelski Wegiel Bogdanka SA	5,918	73,335
Netia SA	57,558	83,454
PKP Cargo SA	4,173	77,926
Warsaw Stock Exchange	8,303	97,321

		873,597
QATAR — 0.58%
Al Khalij Commercial Bank QSC	16,845	95,534
Qatar National Cement Co. QSC	3,233	92,255
Qatari Investors Group QSC	7,183	94,594

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Salam International Investment Co.	24,627	$85,898
United Development Co. QSC	11,525	74,035

		442,316
RUSSIA — 0.50%
Acron JSC	1,857	77,152
Aeroflot – Russian Airlines PJSC[a]	90,156	53,767
DIXY Group OJSC[a]	11,960	56,466
LSR Group PJSC GDR[d]	40,010	80,020
M Video OJSC	19,300	58,721
TMK PAO GDR[d]	14,988	52,458

		378,584
SOUTH AFRICA — 6.12%
Adcock Ingram Holdings Ltd.[a]	15,057	57,768
Aeci Ltd.	15,477	113,660
Alexander Forbes Group Holdings Ltd.	132,650	88,805
ArcelorMittal South Africa Ltd.[a]	31,489	23,645
Astral Foods Ltd.	8,017	107,554
Attacq Ltd.[a]	79,811	134,179
Aveng Ltd.[a]	102,558	37,191
AVI Ltd.	48,193	294,297
Capital Property Fund[a]	226,002	265,800
Cashbuild Ltd.	2,508	59,144
City Lodge Hotels Ltd.	11,586	124,034
Clicks Group Ltd.	40,033	276,278
Clover Industries Ltd.	69,915	92,241
DataTec Ltd.	27,847	157,455
Emira Property Fund Ltd.	64,448	85,417
EOH Holdings Ltd.	22,449	268,252
Famous Brands Ltd.	10,767	111,369
Grindrod Ltd.	75,617	80,952
Group Five Ltd./South Africa	41,365	69,543
Harmony Gold Mining Co. Ltd.[a,b]	65,384	55,603
Hosken Consolidated Investments Ltd.	6,706	71,295
Illovo Sugar Ltd.	35,454	39,719
JSE Ltd.	16,671	173,004
Lewis Group Ltd.	18,709	88,226
Mpact Ltd.	42,485	153,102
Murray & Roberts Holdings Ltd.	66,645	63,056
Northam Platinum Ltd.[a]	49,612	141,046
Omnia Holdings Ltd.	7,599	94,522
Pick n Pay Holdings Ltd.	51,549	106,329
PPC Ltd.	84,930	138,944
Reunert Ltd.	21,877	105,952

Security	Shares	Value
Royal Bafokeng Platinum Ltd.[a]	9,927	$24,690
SA Corporate Real Estate Fund Nominees Pty Ltd.	226,305	87,013
Sibanye Gold Ltd.	98,637	113,032
Sun International Ltd./South Africa	14,246	111,429
Super Group Ltd./South Africa[a]	56,161	140,103
Tongaat Hulett Ltd.	13,826	119,849
Trencor Ltd.	23,441	95,431
Vukile Property Fund Ltd.	77,028	106,272
Wilson Bayly Holmes-Ovcon Ltd.	7,763	55,599
Zeder Investments Ltd.	220,398	129,272

		4,661,072
SOUTH KOREA — 20.57%
Able C&C Co. Ltd.[b]	3,107	76,969
Ahnlab Inc.	3,050	116,043
Amicogen Inc.	532	39,043
Asiana Airlines Inc.[a]	17,976	77,056
Binggrae Co. Ltd.	1,699	103,714
Chabiotech Co. Ltd.[a,b]	8,088	100,523
Chong Kun Dang Pharmaceutical Corp.	1,840	112,166
CJ CGV Co. Ltd.	2,517	242,602
CJ E&M Corp.[a]	3,278	228,927
CJ O Shopping Co. Ltd.	594	100,042
Com2uSCorp.[a,b]	1,491	133,374
Cosmax Inc.[b]	1,251	228,993
Crown Confectionery Co. Ltd.	76	48,000
CrucialTec Co. Ltd.[a,b]	5,676	75,824
D.I Corp.[b]	11,049	78,191
Daesang Corp.	3,844	102,377
Daishin Securities Co. Ltd.	11,271	97,677
Daou Technology Inc.	3,078	77,812
Dong-A Socio Holdings Co. Ltd.[b]	667	92,486
Dong-A ST Co. Ltd.	1,032	102,960
Doosan Engine Co. Ltd.[a]	16,771	64,801
DY Corp.	15,728	75,399
EO Technics Co. Ltd.[b]	1,432	130,639
Fila Korea Ltd.[b]	1,975	175,333
Gamevil Inc.[a,b]	966	59,132
GemVax & Kael Co. Ltd.[a]	4,049	115,710
Grand Korea Leisure Co. Ltd.	5,412	143,222
Green Cross Cell Corp.[a]	1,459	55,881
Green Cross Corp./South Korea	1,217	203,219
Green Cross Holdings Corp.	4,785	175,581
GS Home Shopping Inc.	564	95,371

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Halla Holdings Corp.	1,545	$65,836
Hana Tour Service Inc.	2,087	277,914
Handsome Co. Ltd.	4,419	146,086
Hanjin Heavy Industries & Construction Co. Ltd.[a,b]	14,405	48,595
Hanjin Kal Corp.[b]	6,630	137,617
Hanjin Shipping Co. Ltd.[a,b]	24,078	112,171
Hankook Tire Worldwide Co. Ltd.	4,661	67,782
Hansae Co. Ltd.	4,164	221,094
Hansol Chemical Co. Ltd.	2,357	157,034
Hansol Holdings Co. Ltd.[a]	14,006	90,117
Hanwha Investment & Securities Co. Ltd.	19,646	80,644
Hanwha Techwin Co. Ltd.[a,b]	6,196	163,969
HLB Inc.[a,b]	5,205	99,897
Huchems Fine Chemical Corp.	6,930	114,548
Huons Co. Ltd.	722	64,524
Hwa Shin Co. Ltd.	16,169	79,427
Hyundai Corp.[b]	3,540	97,722
Hyundai Elevator Co. Ltd.[a]	760	42,602
Hyundai Greenfood Co. Ltd.	8,376	193,333
Hyundai Home Shopping Network Corp.	1,028	111,687
Hyundai Livart Furniture Co. Ltd.[b]	2,156	105,180
Hyundai Securities Co. Ltd.	24,254	150,927
Ilyang Pharmaceutical Co. Ltd.[a,b]	3,732	150,195
iNtRON Biotechnology Inc.[a]	2,471	103,415
IS Dongseo Co. Ltd.	2,277	119,746
KB Insurance Co. Ltd.	8,002	165,419
KIWOOM Securities Co. Ltd.	2,458	118,458
Kolao Holdings[b]	4,757	72,195
Kolon Corp.	684	48,520
Kolon Industries Inc.	2,962	138,740
Kolon Life Science Inc.	570	94,651
Komipharm International Co. Ltd.[a,b]	5,643	89,219
KONA I Co. Ltd.	1,216	43,746
Korea Kolmar Co. Ltd.	2,703	237,677
Korea Kolmar Holdings Co. Ltd.	608	37,989
Korea Petro Chemical Ind.	765	94,109
Korean Reinsurance Co.	20,100	236,221
KT Skylife Co. Ltd.	4,998	83,036
Kumho Tire Co. Inc.[a,b]	19,633	105,573
LF Corp.	4,584	126,736
LG Hausys Ltd.	1,159	153,847
LG International Corp.	6,079	135,175

Security	Shares	Value
LG Life Sciences Ltd.[a]	3,101	$154,165
Lock&Lock Co. Ltd.[b]	6,157	79,647
Loen Entertainment Inc.	608	49,144
Lotte Chilsung Beverage Co. Ltd.	113	218,309
Lotte Food Co. Ltd.	178	165,847
LOTTE Himart Co. Ltd.	1,878	103,050
Lumens Co. Ltd.[b]	19,990	67,436
Mando Corp.	1,193	118,014
Medipost Co. Ltd.[a]	1,443	106,631
Medy-Tox Inc.	697	300,015
MegaStudy Co. Ltd.	3,091	112,115
Meritz Financial Group Inc.	13,355	184,051
Meritz Fire & Marine Insurance Co. Ltd.[b]	13,716	179,169
Meritz Securities Co. Ltd.[b]	43,979	181,085
Muhak Co. Ltd.[a]	3,149	135,252
Namhae Chemical Corp.[b]	12,375	109,337
Namyang Dairy Products Co. Ltd.	177	121,816
Naturalendo Tech Co. Ltd.[a,b]	3,465	81,150
Nexen Tire Corp.	7,272	87,922
NHN Entertainment Corp.[a,b]	2,037	97,996
NICE Information Service Co. Ltd.	3,762	44,689
NongShim Co. Ltd.	646	200,996
OCI Materials Co. Ltd.	1,622	150,440
Osstem Implant Co. Ltd.[a]	2,756	150,995
Ottogi Corp.	275	242,274
Partron Co. Ltd.[b]	8,786	57,942
Poongsan Corp.	5,499	114,141
POSCO Chemtech Co. Ltd.	7,871	79,858
POSCO ICT Co. Ltd.	23,062	99,248
S&T Dynamics Co. Ltd.	8,778	96,482
Samlip General Foods Co. Ltd.	469	145,131
Samsung Engineering Co. Ltd.[a,b]	5,255	117,296
Samsung Fine Chemicals Co. Ltd.	4,194	126,059
Samyang Holdings Corp.[b]	702	106,242
Sansung Life & Science Co. Ltd.[a,b]	2,146	94,894
SeAH Besteel Corp.	3,307	89,193
Seegene Inc.[a,b]	3,707	146,368
Seoul Semiconductor Co. Ltd.[a,b]	6,802	81,377
SFA Engineering Corp.[b]	3,174	116,870
SK Chemicals Co. Ltd.[b]	2,506	145,137
SK Securities Co. Ltd.[a,b]	73,710	74,785
SKC Co. Ltd.	4,887	158,458
SM Entertainment Co.[a,b]	3,815	141,923
Soulbrain Co. Ltd.	2,992	109,662

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Sung Kwang Bend Co. Ltd.	7,908	$69,201
Sungwoo Hitech Co. Ltd.	9,771	64,686
Suprema Inc.[a,b]	6,144	115,062
Taekwang Industrial Co. Ltd.	99	99,523
Taewoong Co. Ltd.[a]	6,473	82,093
Taihan Electric Wire Co. Ltd.[a]	9,521	9,660
TK Corp.[a,b]	10,693	94,476
Tongyang Life Insurance	12,129	153,824
ViroMed Co. Ltd.[a]	2,013	268,911
Webzen Inc.[a,b]	2,759	72,780
WeMade Entertainment Co. Ltd.[a]	912	39,788
Wonik IPS Co. Ltd.[a]	7,047	66,135
Woongjin Thinkbig Co. Ltd.[a,b]	10,454	73,185
YESCO Co. Ltd.	4,175	143,314
Youngone Corp.[b]	3,684	190,936
Yuanta Securities Korea Co. Ltd.[a,b]	16,698	58,872

		15,657,497
TAIWAN — 16.38%
Ability Enterprise Co. Ltd.	112,000	49,570
Airtac International Group	20,850	99,328
ALI Corp.	149,000	57,702
Altek Corp.	73,793	46,608
Ambassador Hotel (The)	136,000	115,786
AmTRAN Technology Co. Ltd.	78,312	35,623
Asia Optical Co. Inc.[a]	81,000	69,832
Asia Polymer Corp.	130,620	67,245
BES Engineering Corp.	301,000	69,385
Career Technology MFG. Co. Ltd.	98,000	75,301
Cathay Real Estate Development Co. Ltd.	179,000	69,320
Cheng Loong Corp.	219,000	77,407
Cheng Uei Precision Industry Co. Ltd.	64,000	89,009
Chin-Poon Industrial Co. Ltd.	88,000	124,146
China Bills Finance Corp.	120,000	41,124
China Man-Made Fiber Corp.[a]	251,000	72,902
China Petrochemical Development Corp.[a]	346,000	85,181
China Steel Chemical Corp.	22,000	67,617
China Synthetic Rubber Corp.	102,460	75,422
Chipbond Technology Corp.	107,000	155,883
Chong Hong Construction Co. Ltd.	35,642	49,734
Chroma ATE Inc.	51,000	84,331
Chung Hung Steel Corp.[a]	682,000	86,990
Compeq Manufacturing Co. Ltd.	220,000	146,392

Security	Shares	Value
Coretronic Corp.	101,000	$80,400
CSBC Corp. Taiwan	258,420	95,708
Cyberlink Corp.	53,125	102,540
CyberTAN Technology Inc.	223,000	100,068
D-Link Corp.	204,246	58,946
Dynapack International Technology Corp.	65,000	94,795
Elan Microelectronics Corp.	79,000	79,034
Elite Advanced Laser Corp.	28,000	98,107
Elite Material Co. Ltd.	38,000	82,923
Ennoconn Corp.	12,000	100,320
Eternal Materials Co. Ltd.	97,440	87,150
Everlight Electronics Co. Ltd.	62,000	74,508
Far Eastern Department Stores Ltd.	99,000	47,620
Far Eastern International Bank	203,000	66,136
Faraday Technology Corp.	110,000	95,510
Feng Hsin Iron & Steel Co.	60,000	63,622
Firich Enterprises Co. Ltd.	39,198	89,754
FLEXium Interconnect Inc.	51,667	147,207
Formosan Rubber Group Inc.	104,000	60,413
Gemtek Technology Corp.	171,000	76,208
Genius Electronic Optical Co. Ltd.[a]	18,357	25,587
Gigabyte Technology Co. Ltd.	77,000	65,200
Gigastorage Corp.[a]	115,400	56,749
Gintech Energy Corp.[a]	133,584	52,964
Global Unichip Corp.	42,000	74,225
Gloria Material Technology Corp.	201,818	97,386
Grand Pacific Petrochemical	191,000	96,275
Great Wall Enterprise Co. Ltd.	113,128	59,631
Greatek Electronics Inc.	92,000	74,650
Green Energy Technology Inc.[a]	165,125	58,618
HannStar Display Corp.	370,320	43,251
HannsTouch Solution Inc.[a]	396,000	43,329
Hey Song Corp.	86,500	88,132
Ho Tung Chemical Corp.[a]	298,548	65,883
Holy Stone Enterprise Co. Ltd.	79,500	75,502
Hota Industrial Manufacturing Co. Ltd.	38,000	114,575
Huaku Development Co. Ltd.	53,080	85,650
Huang Hsiang Construction Corp.	37,000	27,748
Hung Sheng Construction Ltd.	148,000	67,777
ITEQ Corp.	89,600	54,251
Jih Sun Financial Holdings Co. Ltd.	203,197	46,715
Kenda Rubber Industrial Co. Ltd.	104,158	140,218
Kerry TJ Logistics Co. Ltd.	85,000	94,311

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Kindom Construction Corp.	88,000	$40,029
King Slide Works Co. Ltd.	11,000	139,630
King Yuan Electronics Co. Ltd.	169,000	108,560
King’s Town Bank Co. Ltd.	132,000	90,878
Kinpo Electronics[a]	248,000	75,309
Lealea Enterprise Co. Ltd.	415,590	106,529
Lien Hwa Industrial Corp.	82,160	46,085
Macronix International[a]	570,000	79,712
Makalot Industrial Co. Ltd.	33,358	280,922
Masterlink Securities Corp.	260,605	65,680
Medigen Biotechnology Corp.[a]	10,397	26,587
Mercuries & Associates Holding Ltd.	155,548	86,532
Merry Electronics Co. Ltd.	36,000	39,833
Micro-Star International Co. Ltd.	101,000	78,072
Microbio Co. Ltd.[a]	121,727	91,849
MIN AIK Technology Co. Ltd.	14,000	21,149
Mitac Holdings Corp.	152,000	94,369
Motech Industries Inc.[a]	64,000	51,143
Nan Kang Rubber Tire Co. Ltd.[a]	98,000	75,301
Neo Solar Power Corp.	110,364	52,068
Pan-International Industrial Corp.	215,722	74,590
PChome Online Inc.	14,731	156,202
Pixart Imaging Inc.	36,635	65,082
Poya International Co. Ltd.	14,140	136,898
President Securities Corp.	154,510	55,325
Primax Electronics Ltd.	79,000	93,481
Prince Housing & Development Corp.	200,917	56,997
Qisda Corp.	257,000	76,620
Radium Life Tech Co. Ltd.	139,707	44,013
Richtek Technology Corp.	31,000	160,545
Ritek Corp.[a]	805,000	71,504
Sanyang Motor Co. Ltd.[a]	82,820	52,055
Senao International Co. Ltd.	33,000	40,063
Shining Building Business Co. Ltd.[a]	217,008	76,035
Shinkong Synthetic Fibers Corp.	230,135	59,840
Shinkong Textile Co. Ltd.	91,000	108,799
Silergy Corp.	11,000	97,369
Sino-American Silicon Products Inc.	68,000	62,282
Sinyi Realty Inc.	53,105	47,334
Soft-World International Corp.	37,140	51,710
Solar Applied Materials Technology Co.	130,799	72,563
Solartech Energy Corp.	155,744	55,766
St. Shine Optical Co. Ltd.	8,000	79,420

Security	Shares	Value
Swancor Ind Co. Ltd.	16,000	$86,058
TA Chen Stainless Pipe	161,976	72,684
Ta Chong Bank Ltd.[a]	325,676	137,133
Taichung Commercial Bank Co. Ltd.	184,810	53,678
Taiflex Scientific Co. Ltd.	69,000	65,955
Tainan Spinning Co. Ltd.	120,190	50,055
Taiwan Building Materials Co. Ltd.	255,000	66,618
Taiwan Hon Chuan Enterprise Co. Ltd.	76,004	112,595
Taiwan Life Insurance Co. Ltd.[a]	141,599	133,391
Taiwan Paiho Ltd.	68,050	156,237
Taiwan Secom Co. Ltd.	68,450	191,658
Taiwan Sogo Shin Kong SEC	115,640	129,729
Taiwan Surface Mounting Technology Corp.	81,633	68,496
Taiwan TEA Corp.	91,000	36,779
Tatung Co. Ltd.[a]	290,000	45,992
Ton Yi Industrial Corp.	109,000	49,749
Tong Hsing Electronic Industries Ltd.	33,000	73,838
Tong Yang Industry Co. Ltd.	71,133	59,686
Tripod Technology Corp.	69,000	96,705
TSRC Corp.	91,000	57,057
TTY Biopharm Co. Ltd.	50,450	121,566
Tung Ho Steel Enterprise Corp.	87,000	46,527
TXC Corp.	99,000	97,978
Unimicron Technology Corp.	165,000	63,898
Union Bank of Taiwan	259,218	73,138
Unity Opto Technology Co. Ltd.	113,679	52,759
UPC Technology Corp.	199,661	54,923
USI Corp.	126,950	49,943
Visual Photonics Epitaxy Co. Ltd.	99,900	113,913
Voltronic Power Technology Corp.	11,550	147,854
Wah Lee Industrial Corp.	62,000	80,416
Walsin Lihwa Corp.[a]	396,000	88,484
Waterland Financial Holdings Co. Ltd.	238,780	57,024
Win Semiconductors Corp.	126,431	118,131
Winbond Electronics Corp.[a]	444,000	91,840
Wistron NeWeb Corp.	67,320	126,422
WT Microelectronics Co. Ltd.	84,637	85,844
Yageo Corp.	96,467	136,535
Yeong Guan Energy Technology Group Co. Ltd.	15,000	82,985
YFY Inc.	186,000	55,681
Yieh Phui Enterprise Co. Ltd.	157,625	38,854

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
YungShin Global Holding Corp.	67,200	$89,019
Yungtay Engineering Co. Ltd.	56,000	81,583
Zinwell Corp.	113,000	105,929

		12,471,503
THAILAND — 3.86%
Amata Corp. PCL NVDR[b]	280,500	92,339
Bangchak Petroleum PCL (The) NVDR	53,200	51,946
Bangkok Airways Co. Ltd.	122,000	69,773
Bangkok Expressway PCL NVDR	90,200	88,703
Bangkok Land PCL NVDR[b]	2,253,400	89,897
CH Karnchang PCL NVDR[b]	141,900	104,906
Esso Thailand PCL NVDR[a]	753,300	105,077
Hana Microelectronics PCL NVDR[b]	125,400	89,209
Inter Far East Engineering PCL	239,900	66,258
Italian-Thai Development PCL NVDR[a,b]	524,700	111,981
Jasmine International PCL NVDR	744,200	117,303
KCE Electronics PCL NVDR[b]	92,400	134,688
Khon Kaen Sugar Industry PCL NVDR	814,400	80,883
Kiatnakin Bank PCL NVDR[b]	65,632	59,050
LPN Development PCL NVDR[b]	188,100	81,862
Major Cineplex Group PCL NVDR[b]	51,000	46,241
Quality Houses PCL NVDR	1,518,067	99,948
Samart Corp. PCL NVDR[b]	128,700	66,424
Siam Global House PCL NVDR[b]	377,385	110,547
Sino-Thai Engineering & Construction PCL NVDR[b]	217,728	154,891
Sri Trang Agro-Industry PCL NVDR	210,400	68,676
Srisawad Power 1979 PCL NVDR[b]	129,000	132,257
Supalai PCL NVDR[b]	224,900	105,407
Superblock PCL[a]	1,442,700	76,069
Thai Airways International PCL NVDR[a]	90,200	25,667
Thai Vegetable Oil PCL NVDR	151,600	116,306
Thaicom PCL NVDR[b]	108,900	95,700
Thanachart Capital PCL NVDR	78,100	64,275
Tisco Financial Group PCL NVDR	99,540	109,690
TTW PCL NVDR	321,200	102,153
VGI Global Media PCL NVDR[b]	769,800	88,910
WHA Corp. PCL NVDR[a]	1,372,100	132,444

		2,939,480
TURKEY — 1.32%
Akcansa Cimento AS	14,460	70,040

Security	Shares	Value
Aksa Akrilik Kimya Sanayii AS	19,209	$64,668
Bizim Toptan Satis Magazalari AS	19,261	74,437
Cimsa Cimento Sanayi VE Ticaret AS	15,960	81,691
Dogan Sirketler Grubu Holding ASa,b	170,000	30,368
Dogus Otomotiv Servis ve Ticaret AS	17,789	76,387
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Db	154,075	67,219
Koza Altin Isletmeleri ASb	8,371	70,166
Koza Anadolu Metal Madencilik Isletmeleri ASa	47,425	38,122
NET Holding ASa,b	56,336	60,381
Otokar Otomotiv Ve Savunma Sanayi ASb	2,542	67,021
Sekerbank TAS[a]	83,916	39,493
Tekfen Holding ASb	33,559	46,113
Trakya Cam Sanayii ASb	101,763	60,827
Turkiye Sinai Kalkinma Bankasi ASb	136,770	72,825
Vestel Elektronik Sanayi ve Ticaret ASa,b	21,588	33,669
Yazicilar Holding AS	9,079	55,204

		1,008,631
UNITED ARAB EMIRATES — 0.94%
Air Arabia PJSC	370,701	143,313
Al Waha Capital PJSC	162,850	101,087
Dana Gas PJSC[a]	500,800	73,626
Deyaar Development PJSC[a]	333,062	60,300
Dubai Parks & Resorts PJSC[a]	474,260	147,196
Eshraq Properties Co. PJSC[a]	219,936	37,723
Orascom Construction Ltd.[a]	9,280	106,627
Union Properties PJSC	173,622	46,797

		716,669

TOTAL COMMON STOCKS (Cost: $91,364,971)		75,338,768

PREFERRED STOCKS — 0.47%

BRAZIL — 0.41%
Banco ABC Brasil SA	10,183	25,386
Banco Daycoval SA	6,000	14,249
Bradespar SA	22,800	58,655
Cia. Ferro Ligas da Bahia-Ferbasa	15,000	29,652
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	18,300	58,685

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
GOL Linhas Aereas Inteligentes SA	10,100	$11,536
Marcopolo SA	67,100	36,845
Metalurgica Gerdau SA	52,000	42,974
Randon Participacoes SA	35,325	29,872

		307,854
COLOMBIA — 0.06%
Avianca Holdings SA	64,001	46,343

		46,343

TOTAL PREFERRED STOCKS (Cost: $754,074)		354,197

WARRANTS — 0.00%

MALAYSIA — 0.00%
WCT Holdings Bhd (Expires 08/27/20)[a]	47,653	—

		—

TOTAL WARRANTS (Cost: $0)		—

SHORT-TERM INVESTMENTS — 18.38%

MONEY MARKET FUNDS — 18.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	13,231,337	13,231,337
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	759,808	759,808

		13,991,145

TOTAL SHORT-TERM INVESTMENTS (Cost: $13,991,145)		13,991,145

TOTAL INVESTMENTS IN SECURITIES — 117.82% (Cost: $106,110,190)		89,684,110
Other Assets, Less Liabilities — (17.82)%		(13,564,049)

NET ASSETS — 100.00%		$76,120,061

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2015

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF

ASSETS
Investments, at cost:
Unaffiliated	$8,287,235,539	$235,531,913	$141,539,563
Affiliated (Note 2)	447,817,344	4,781,036	6,163,427

Total cost of investments	$8,735,052,883	$240,312,949	$147,702,990

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,980,390,603	$196,112,898	$124,099,357
Affiliated (Note 2)	447,817,344	4,781,036	6,163,427

Total fair value of investments	7,428,207,947	200,893,934	130,262,784
Foreign currency, at value[b]	41,847,754	433,817	135,187
Cash	92,287,054	1,072,590	672,940
Cash pledged to broker	6,242,822	—	—
Receivables:
Investment securities sold	22,296,073	2,239,467	1,047,031
Due from custodian (Note 4)	27,153	—	—
Dividends and interest	12,627,283	160,329	240,651
Capital shares sold	730,243	—	—
Prepaid expenses	8,059	—	—

Total Assets	7,604,274,388	204,800,137	132,358,593

LIABILITIES
Payables:
Investment securities purchased	124,962,364	2,333,672	1,133,124
Collateral for securities on loan (Note 1)	447,817,344	4,781,036	6,163,427
Futures variation margin	4,522,127	—	—
Line of credit (Note 8)	—	800,027	349,012
Foreign taxes (Note 1)	571,737	—	16,492
Investment advisory fees (Note 2)	1,069,988	127,380	59,502

Total Liabilities	578,943,560	8,042,115	7,721,557

NET ASSETS	$7,025,330,828	$196,758,022	$124,637,036

Net assets consist of:
Paid-in capital	$8,513,218,683	$441,760,204	$157,586,451
Undistributed net investment income	49,180,838	1,722,422	1,232,476
Accumulated net realized loss	(225,551,158)	(207,279,915)	(16,735,300)
Net unrealized depreciation	(1,311,517,535)	(39,444,689)	(17,446,591)

NET ASSETS	$7,025,330,828	$196,758,022	$124,637,036

Shares outstanding[c]	172,400,000	6,400,000	2,450,000

Net asset value per share	$40.75	$30.74	$50.87

[a]	Securities on loan with values of $412,076,435, $4,517,829 and $5,797,387, respectively. See Note 1.
[b]	Cost of foreign currency: $41,859,165, $437,359 and $136,073, respectively.
[c]	$0.001 par value, number of shares authorized: 450 million, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	75

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Emerging Markets Minimum Volatility ETF	iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,741,897,664	$92,119,045
Affiliated (Note 2)	76,694,156	13,991,145

Total cost of investments	$2,818,591,820	$106,110,190

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,448,905,054	$75,692,965
Affiliated (Note 2)	76,694,156	13,991,145

Total fair value of investments	2,525,599,210	89,684,110
Foreign currency, at value[b]	2,111,953	303,404
Cash	9,852,310	369,240
Receivables:
Investment securities sold	10,019,760	1,787,336
Dividends and interest	5,503,542	222,732

Total Assets	2,553,086,775	92,366,822

LIABILITIES
Payables:
Investment securities purchased	13,013,223	1,812,582
Collateral for securities on loan (Note 1)	76,694,156	13,991,145
Line of credit (Note 8)	—	190,006
Due to custodian	—	195,870
Foreign taxes (Note 1)	488,045	8,543
Investment advisory fees (Note 2)	534,363	48,615

Total Liabilities	90,729,787	16,246,761

NET ASSETS	$2,462,356,988	$76,120,061

Net assets consist of:
Paid-in capital	$2,946,889,122	$98,520,580
Undistributed net investment income	18,688,160	253,958
Accumulated net realized loss	(210,092,622)	(6,223,376)
Net unrealized depreciation	(293,127,672)	(16,431,101)

NET ASSETS	$2,462,356,988	$76,120,061

Shares outstanding[c]	48,300,000	1,900,000

Net asset value per share	$50.98	$40.06

[a]	Securities on loan with values of $65,191,365 and $12,250,426, respectively. See Note 1.
[b]	Cost of foreign currency: $2,140,621 and $305,331, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to consolidated financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES®, INC.

Year ended August 31, 2015

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$170,591,032	$7,962,114	$3,276,816
Interest — unaffiliated	2,592	298	97
Interest — affiliated (Note 2)	3,151	96	24
Securities lending income — affiliated — net (Note 2)[b]	8,209,001	296,295	126,567

	178,805,776	8,258,803	3,403,504
Less: Other foreign taxes (Note 1)	(688,290)	—	(21,143)

Total investment income	178,117,486	8,258,803	3,382,361

EXPENSES
Investment advisory fees (Note 2)	11,987,656	2,041,675	887,511
Mauritius income taxes (Note 1)	165,591	26,280	—
Commitment fees (Note 8)	18,534	2,468	482
Interest expense (Note 8)	4,934	1,050	367

Total expenses	12,176,715	2,071,473	888,360
Less investment advisory fees waived (Note 2)	—	—	(247,981)

Net expenses	12,176,715	2,071,473	640,379

Net investment income	165,940,771	6,187,330	2,741,982

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(160,290,804)	(17,272,227)	(6,407,695)
In-kind redemptions — unaffiliated	—	6,024,141	95,100
Futures contracts	(3,937,423)	—	—
Foreign currency transactions	(3,980,788)	(245,760)	(60,375)

Net realized loss	(168,209,015)	(11,493,846)	(6,372,970)

Net change in unrealized appreciation/depreciation on:
Investments	(1,740,604,265)	(66,263,346)	(23,771,760)
Futures contracts	(4,892,657)	—	—
Translation of assets and liabilities in foreign currencies	47,518	(29,599)	(6,812)

Net change in unrealized appreciation/depreciation	(1,745,449,404)	(66,292,945)	(23,778,572)

Net realized and unrealized loss	(1,913,658,419)	(77,786,791)	(30,151,542)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,747,717,648)	$(71,599,461)	$(27,409,560)

[a]	Net of foreign withholding tax of $19,505,707, $625,124 and $442,756, respectively.
[b]	Net of securities lending income tax paid of $199,406, $ — and $ —, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	77

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Emerging Markets Minimum Volatility ETF	iShares MSCI Emerging Markets Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$64,332,717	$1,590,354
Interest — unaffiliated	185	2
Interest — affiliated (Note 2)	504	17
Securities lending income — affiliated — net (Note 2)	3,249,371	238,933

	67,582,777	1,829,306
Less: Other foreign taxes (Note 1)	(495,622)	(9,849)

Total investment income	67,087,155	1,819,457

EXPENSES
Investment advisory fees (Note 2)	15,586,950	432,881
Mauritius income taxes (Note 1)	6,422	—
Commitment fees (Note 8)	2,046	189
Interest expense (Note 8)	4,241	388

Total expenses	15,599,659	433,458
Less investment advisory fees waived (Note 2)	(9,914,710)	—

Net expenses	5,684,949	433,458

Net investment income	61,402,206	1,385,999

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(71,929,174)	2,038,152
In-kind redemptions — unaffiliated	7,795,576	—
Foreign currency transactions	(1,467,421)	(30,202)

Net realized gain (loss)	(65,601,019)	2,007,950

Net change in unrealized appreciation/depreciation on:
Investments	(459,078,197)	(18,769,352)
Translation of assets and liabilities in foreign currencies	(145,213)	(5,181)

Net change in unrealized appreciation/depreciation	(459,223,410)	(18,774,533)

Net realized and unrealized loss	(524,824,429)	(16,766,583)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(463,422,223)	$(15,380,584)

[a]	Net of foreign withholding tax of $8,378,867 and $177,843, respectively.

See notes to consolidated financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BRIC ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$165,940,771	$95,944,162	$6,187,330	$10,441,817
Net realized loss	(168,209,015)	(50,781,092)	(11,493,846)	(15,454,106)
Net change in unrealized appreciation/depreciation	(1,745,449,404)	584,785,351	(66,292,945)	84,789,618

Net increase (decrease) in net assets resulting from operations	(1,747,717,648)	629,948,421	(71,599,461)	79,777,329

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(149,835,315)	(69,107,942)	(7,526,071)	(7,905,401)

Total distributions to shareholders	(149,835,315)	(69,107,942)	(7,526,071)	(7,905,401)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,253,716,865	3,243,361,038	124,399	38,350,012
Cost of shares redeemed	—	—	(135,405,344)	(173,918,382)

Net increase (decrease) in net assets from capital share transactions	3,253,716,865	3,243,361,038	(135,280,945)	(135,568,370)

INCREASE (DECREASE) IN NET ASSETS	1,356,163,902	3,804,201,517	(214,406,477)	(63,696,442)

NET ASSETS
Beginning of year	5,669,166,926	1,864,965,409	411,164,499	474,860,941

End of year	$7,025,330,828	$5,669,166,926	$196,758,022	$411,164,499

Undistributed net investment income included in net assets at end of year	$47,648,015	$35,140,187	$1,722,422	$2,756,022

SHARES ISSUED AND REDEEMED
Shares sold	67,200,000	64,400,000	—	950,000
Shares redeemed	—	—	(3,600,000)	(4,750,000)

Net increase (decrease) in shares outstanding	67,200,000	64,400,000	(3,600,000)	(3,800,000)

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	79

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Minimum Volatility ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,741,982	$1,029,865	$61,402,206	$57,548,609
Net realized loss	(6,372,970)	(135,653)	(65,601,019)	(80,037,690)
Net change in unrealized appreciation/depreciation	(23,778,572)	7,842,979	(459,223,410)	311,606,077

Net increase (decrease) in net assets resulting from operations	(27,409,560)	8,737,191	(463,422,223)	289,116,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,886,156)	(898,216)	(56,113,327)	(58,169,702)

Total distributions to shareholders	(1,886,156)	(898,216)	(56,113,327)	(58,169,702)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	87,597,450	59,268,915	1,088,475,713	323,291,843
Cost of shares redeemed	(14,370,934)	(17,742,448)	(186,946,485)	(929,603,299)

Net increase (decrease) in net assets from capital share transactions	73,226,516	41,526,467	901,529,228	(606,311,456)

INCREASE (DECREASE) IN NET ASSETS	43,930,800	49,365,442	381,993,678	(375,364,162)

NET ASSETS
Beginning of year	80,706,236	31,340,794	2,080,363,310	2,455,727,472

End of year	$124,637,036	$80,706,236	$2,462,356,988	$2,080,363,310

Undistributed net investment income included in net assets at end of year	$1,232,476	$433,762	$18,688,160	$14,508,908

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	1,000,000	18,300,000	5,300,000
Shares redeemed	(300,000)	(300,000)	(3,300,000)	(16,200,000)

Net increase (decrease) in shares outstanding	1,150,000	700,000	15,000,000	(10,900,000)

See notes to consolidated financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Small-Cap ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,385,999	$706,744
Net realized gain	2,007,950	338,522
Net change in unrealized appreciation/depreciation	(18,774,533)	5,681,431

Net increase (decrease) in net assets resulting from operations	(15,380,584)	6,726,697

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,449,168)	(736,376)

Total distributions to shareholders	(1,449,168)	(736,376)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	49,283,928	7,031,811

Net increase in net assets from capital share transactions	49,283,928	7,031,811

INCREASE IN NET ASSETS	32,454,176	13,022,132

NET ASSETS
Beginning of year	43,665,885	30,643,753

End of year	$76,120,061	$43,665,885

Undistributed net investment income included in net assets at end of year	$233,983	$262,193

SHARES ISSUED
Shares sold	1,050,000	150,000

Net increase in shares outstanding	1,050,000	150,000

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	81

Consolidated Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Core MSCI Emerging Markets ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Oct. 18, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$53.89	$45.71	$49.06

Income from investment operations:
Net investment income[b]	1.21	1.31	1.33
Net realized and unrealized gain (loss)[c]	(13.26)	7.78	(4.14)

Total from investment operations	(12.05)	9.09	(2.81)

Less distributions from:
Net investment income	(1.09)	(0.91)	(0.54)

Total distributions	(1.09)	(0.91)	(0.54)

Net asset value, end of period	$40.75	$53.89	$45.71

Total return	(22.61)%	20.05%	(5.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,025,331	$5,669,167	$1,864,965
Ratio of expenses to average net assets[e]	0.18%	0.17%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	2.49%	2.61%	3.17%
Portfolio turnover rate[f]	7%	8%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014 and the period ended August 31, 2013 were 7%, 8% and 15%, respectively. See Note 4.

See notes to consolidated financial statements.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$41.12	$34.41	$35.68	$42.25	$42.94

Income from investment operations:
Net investment income[a]	0.77	0.89	0.84	0.98	0.89
Net realized and unrealized gain (loss)[b]	(10.20)	6.53	(1.25)	(6.62)	(0.58)

Total from investment operations	(9.43)	7.42	(0.41)	(5.64)	0.31

Less distributions from:
Net investment income	(0.95)	(0.71)	(0.86)	(0.93)	(1.00)

Total distributions	(0.95)	(0.71)	(0.86)	(0.93)	(1.00)

Net asset value, end of year	$30.74	$41.12	$34.41	$35.68	$42.25

Total return	(23.19)%	21.73%	(1.17)%	(13.33)%	0.49%

Ratios/Supplemental data:
Net assets, end of year (000s)	$196,758	$411,164	$474,861	$685,149	$866,194
Ratio of expenses to average net assets	0.69%	0.68%	0.67%	0.69%	0.67%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	n/a	0.67%
Ratio of net investment income to average net assets	2.07%	2.38%	2.18%	2.55%	1.86%
Portfolio turnover rate[c]	9%	10%	10%	32%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 were 9%, 6%, 9%, 20% and 10%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	83

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Asia ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$62.08	$52.23	$50.18	$54.71

Income from investment operations:
Net investment income[b]	1.25	1.36	1.15	0.87
Net realized and unrealized gain (loss)[c]	(11.61)	9.75	1.82	(4.99)

Total from investment operations	(10.36)	11.11	2.97	(4.12)

Less distributions from:
Net investment income	(0.85)	(1.26)	(0.92)	(0.41)

Total distributions	(0.85)	(1.26)	(0.92)	(0.41)

Net asset value, end of period	$50.87	$62.08	$52.23	$50.18

Total return	(16.86)%	21.54%[d]	5.88%	(7.52)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$124,637	$80,706	$31,341	$20,071
Ratio of expenses to average net assets[f]	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[f]	0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[f]	2.10%	2.36%	2.09%	3.05%
Portfolio turnover rate[g]	16%	33%	174%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 21.46%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 10%, 33%, 21% and 3%, respectively. See Note 4.

See notes to consolidated financial statements.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Minimum Volatility ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$62.47	$55.56	$55.32	$49.30

Income from investment operations:
Net investment income[b]	1.58	1.51	1.85	1.93
Net realized and unrealized gain (loss)[c]	(11.65)	6.94	(0.60)	5.41

Total from investment operations	(10.07)	8.45	1.25	7.34

Less distributions from:
Net investment income	(1.42)	(1.54)	(1.01)	(1.32)

Total distributions	(1.42)	(1.54)	(1.01)	(1.32)

Net asset value, end of period	$50.98	$62.47	$55.56	$55.32

Total return	(16.32)%	15.44%	2.22%	15.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,462,357	$2,080,363	$2,455,727	$387,227
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.69%	0.67%	0.67%	0.69%
Ratio of net investment income to average net assets[e]	2.71%	2.58%	3.13%	4.08%
Portfolio turnover rate[f]	28%	34%	23%	31%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 24%, 26%, 23% and 16%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	85

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Aug. 16, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$51.37	$43.78	$43.44	$49.60	$50.54

Income from investment operations:
Net investment income[b]	1.04	0.93	1.07	0.50	0.07
Net realized and unrealized gain (loss)[c]	(11.06)	7.67	1.13	(5.52)	(1.01)

Total from investment operations	(10.02)	8.60	2.20	(5.02)	(0.94)

Less distributions from:
Net investment income	(1.29)	(1.01)	(1.86)	(1.14)	—

Total distributions	(1.29)	(1.01)	(1.86)	(1.14)	—

Net asset value, end of period	$40.06	$51.37	$43.78	$43.44	$49.60

Total return	(19.77)%	19.92%[d]	4.85%	(9.98)%	(1.86)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$76,120	$43,666	$30,644	$8,689	$69,443
Ratio of expenses to average net assets[f]	0.69%	0.67%	0.67%	0.69%	0.69%
Ratio of net investment income to average net assets[f]	2.20%	1.93%	2.26%	1.13%	3.33%
Portfolio turnover rate[g]	23%	20%	21%	32%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 19.73%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012 and the period ended August 31, 2011 were 23%, 20%, 21%, 17% and 2%, respectively. See Note 4.

See notes to consolidated financial statements.

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BRIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Minimum Volatility	Diversified
MSCI Emerging Markets Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	87

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF	Level 1	Level 2		Level 3	Total
Core MSCI Emerging Markets
Investments:
Assets:
Common Stocks	$6,740,051,417	$9,013,114		$17,698,877	$6,766,763,408
Preferred Stocks	213,627,194	—		—	213,627,194
Rights	—	0	[a]	—	0 [a]
Warrants	—	1		—	1
Money Market Funds	447,817,344	—		—	447,817,344

Total	$7,401,495,955	$9,013,115		$17,698,877	$7,428,207,947

Derivative Financial Instruments:[b]
Liabilities:
Futures Contracts	$(4,522,127)	$—		$—	$(4,522,127)

Total	$(4,522,127)	$—		$—	$(4,522,127)

MSCI BRIC
Investments:
Assets:
Common Stocks	$183,151,586	$—		$843,269	$183,994,855
Preferred Stocks	12,118,043	—		—	12,118,043
Money Market Funds	4,781,036	—		—	4,781,036

Total	$200,050,665	$—		$843,269	$200,893,934

MSCI Emerging Markets Asia
Investments:
Assets:
Common Stocks	$122,241,060	$274,387		$358,117	$122,873,564
Preferred Stocks	1,225,793	—		—	1,225,793
Money Market Funds	6,163,427	—		—	6,163,427

Total	$129,630,280	$274,387		$358,117	$130,262,784

MSCI Emerging Markets Minimum Volatility
Investments:
Assets:
Common Stocks	$2,419,438,023	$—		$2,110,489	$2,421,548,512
Preferred Stocks	27,356,542	—		—	27,356,542
Money Market Funds	76,694,156	—		—	76,694,156

Total	$2,523,488,721	$—		$2,110,489	$2,525,599,210

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	89

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	Level 1	Level 2		Level 3	Total
MSCI Emerging Markets Small-Cap
Investments:
Assets:
Common Stocks	$74,683,712	$89,044		$566,012	$75,338,768
Preferred Stocks	354,197	—		—	354,197
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	13,991,145	—		—	13,991,145

Total	$89,029,054	$89,044		$566,012	$89,684,110

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

The iShares MSCI Emerging Markets Small-Cap ETF had transfers from Level 2 to Level 1 during the year ended August 31, 2015 in the amount of $584,909 resulting from the resumption of trading after a temporary suspension and transfers from Level 1 to Level 2 in the amount of $20,236, resulting from a temporary suspension of trading.

The following table includes a rollforward for the year ended August 31, 2015 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares MSCI Emerging Markets Small-Cap ETF	Common Stocks
Balance at beginning of year	$56,797
Realized gain (loss) and change in unrealized appreciation/depreciation	(388,674)
Purchases	608,917
Sales	(180,284)
Transfers ina	469,256 [b]
Transfers out	—

Balance at end of year	$566,012

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(381,212)

[a]	Represents the value as of the beginning of the reporting period.
[b]	Transfers in to Level 3 resulted from a suspension of trading.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the iShares MSCI Emerging Markets Small-Cap ETF’s Level 3 investments as of August 31, 2015:

	Value		Valuation Techniques	Unobservable inputs	Range of Unobservable Inputs [a]	Weighted Average of Unobservable Inputs [b]
Assets:
Common stocks	$516,717	[c]	Last trade with adjustment	Discount rate	14%-86%	25%

[a]	A decrease in the unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[b]	Unobservable inputs are weighted based on the fair value of the investments included in the range.
[c]	Does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Further, each Subsidiary is also exempt from tax in Mauritius on any gains from the sale of securities.

However, there can be no assurance that any future changes to the India-Mauritius treaty will not adversely affect the tax position of the Funds’ investments in India. If the DTAA is interpreted, amended, terminated, renegotiated, or possibly overridden by the General Anti-Avoidance Rules provisions (which are due to take effect April 1, 2017, the details of which are pending further authoritative guidance), in a manner that would adversely affect the tax position in India of each Fund, such an interpretation, amendment, or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	91

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

override renegotiation may cause the Funds to incur capital gains tax in India. Tax laws in India also include provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive authoritative guidance on the final applicability of this provision to the Funds is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedules of investments. The securities on loan for each Fund are also disclosed in its consolidated schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the consolidated statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI Emerging Markets	$412,076,435	$412,076,435	$—
MSCI BRIC	4,517,829	4,517,829	—
MSCI Emerging Markets Asia	5,797,387	5,797,387	—
MSCI Emerging Markets Minimum Volatility	65,191,365	65,191,365	—
MSCI Emerging Markets Small-Cap	12,250,426	12,250,426	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s consolidated statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.18% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

For its investment advisory services to each of the iShares MSCI BRIC, iShares MSCI Emerging Markets Minimum Volatility and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. For the iShares MSCI Emerging Markets Minimum Volatility ETF, BFA has contractually agreed to waive a portion of its investment advisory fees

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	93

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

for the Fund through December 31, 2015 in order to limit total annual operating expenses after fee waiver to 0.25% of average daily net assets.

For its investment advisory services to the iShares MSCI Emerging Markets Asia ETF, BFA is entitled to an annual investment advisory fee of 0.68% based on the average daily net assets of the Fund. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2015 in order to limit total annual operating expenses after fee waiver to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$2,285,543
MSCI BRIC	83,658
MSCI Emerging Markets Asia	34,758
MSCI Emerging Markets Minimum Volatility	875,781
MSCI Emerging Markets Small-Cap	64,670

For the year ended August 31, 2015, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares Core MSCI Emerging Markets ETF in the amount of $39,878, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s consolidated statement of operations.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$3,548,333,200	$464,687,049
MSCI BRIC	26,370,580	83,728,829
MSCI Emerging Markets Asia	92,919,382	20,263,993
MSCI Emerging Markets Minimum Volatility	1,139,500,400	641,150,537
MSCI Emerging Markets Small-Cap	63,663,643	14,755,774

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$158,694,060	$—
MSCI BRIC	—	79,417,004
MSCI Emerging Markets Asia	6,566,676	5,546,131
MSCI Emerging Markets Minimum Volatility	487,592,530	83,239,261

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	95

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the consolidated statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares Core MSCI Emerging Markets ETF as of August 31, 2015 and the related locations in the consolidated statements of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[a]	$4,522,127

[a]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares Core MSCI Emerging Markets ETF during the year ended August 31, 2015 and the related locations in the consolidated statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(3,937,423)	$(4,892,657)

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of open futures contracts for the iShares Core MSCI Emerging Markets ETF for the year ended August 31, 2015:

Average value of contracts purchased	$29,029,135

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Minimum Volatility ETF and iShares MSCI Emerging Markets Small-Cap ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	97

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI Emerging Markets	$—	$(2,064,805)	$2,064,805
MSCI BRIC	5,374,516	305,141	(5,679,657)
MSCI Emerging Markets Asia	(10,183)	(57,112)	67,295
MSCI Emerging Markets Minimum Volatility	6,657,634	(1,109,627)	(5,548,007)
MSCI Emerging Markets Small-Cap	—	54,934	(54,934)

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
Core MSCI Emerging Markets
Ordinary income	$149,835,315	$69,107,942

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2015	2014
MSCI BRIC
Ordinary income	$7,526,071	$7,905,401

MSCI Emerging Markets Asia
Ordinary income	$1,886,156	$898,216

MSCI Emerging Markets Minimum Volatility
Ordinary income	$56,113,327	$58,169,702

MSCI Emerging Markets Small-Cap
Ordinary income	$1,449,168	$736,376

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core MSCI Emerging Markets	$59,081,485	$(34,205,998)	$(1,408,130,373)	$(104,632,969)	$(1,487,887,855)
MSCI BRIC	1,946,769	(181,073,552)	(49,328,601)	(16,546,798)	(245,002,182)
MSCI Emerging Markets Asia	1,309,389	(9,350,259)	(19,719,781)	(5,188,764)	(32,949,415)
MSCI Emerging Markets Minimum Volatility	18,688,666	(112,910,321)	(339,042,382)	(51,268,097)	(484,532,134)
MSCI Emerging Markets Small-Cap	691,120	(5,947,880)	(17,143,759)	—	(22,400,519)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the corporate actions, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Core MSCI Emerging Markets	$34,205,998	$—	$—	$—	$34,205,998
MSCI BRIC	160,504,168	1,540,740	11,268,086	7,760,558	181,073,552
MSCI Emerging Markets Asia	9,350,259	—	—	—	9,350,259
MSCI Emerging Markets Minimum Volatility	112,910,321	—	—	—	112,910,321
MSCI Emerging Markets Small-Cap	5,947,880	—	—	—	5,947,880

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2015, the iShares MSCI Emerging Markets Small-Cap ETF utilized $2,132,398 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	99

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$8,836,185,376	$348,855,492	$(1,756,832,921)	$(1,407,977,429)
MSCI BRIC	250,196,610	28,460,924	(77,763,600)	(49,302,676)
MSCI Emerging Markets Asia	149,975,978	5,229,202	(24,942,396)	(19,713,194)
MSCI Emerging Markets Minimum Volatility	2,864,506,202	126,498,731	(465,405,723)	(338,906,992)
MSCI Emerging Markets Small-Cap	106,822,350	5,217,473	(22,355,713)	(17,138,240)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

8.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

On September 17, 2015, the Board amended the terms of the credit agreement as follows: (i) increased the maximum borrowing amount to $250 million; (ii) increased the commitment fee to 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed; and (iii) extended the expiration date to October 28, 2016. These changes are expected to be effective on or around October 28, 2015.

For the year ended August 31, 2015, the maximum amounts borrowed, the average borrowings and the weighted average interest rates, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
Core MSCI Emerging Markets	$25,000,000	$410,959	1.18%
MSCI BRIC	4,000,000	87,806	1.18
MSCI Emerging Markets Asia	1,800,000	30,545	1.18
MSCI Emerging Markets Minimum Volatility	11,704,000	380,625	1.16
MSCI Emerging Markets Small-Cap	1,250,000	32,575	1.17

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	101

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF, iShares MSCI Emerging Markets Minimum Volatility ETF, iShares MSCI Emerging Markets Small-Cap ETF and their subsidiaries (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$95,619,839
MSCI BRIC	5,074,047
MSCI Emerging Markets Asia	2,201,368
MSCI Emerging Markets Minimum Volatility	29,185,561
MSCI Emerging Markets Small-Cap	591,203

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$192,374,106	$20,542,033
MSCI BRIC	8,587,238	651,404
MSCI Emerging Markets Asia	3,719,572	463,899
MSCI Emerging Markets Minimum Volatility	72,711,584	8,879,276
MSCI Emerging Markets Small-Cap	1,905,012	186,347

TAX INFORMATION	103

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Asia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

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and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

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breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

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Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI BRIC ETF and iShares MSCI Emerging Markets Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group. The Board further noted that each Fund’s investment advisory fee rate and overall expenses (net of waivers and reimbursements) were 2 basis points higher than those of a competitor fund in its respective Lipper Group that was ranked in the 3rd Lipper quintile.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.
Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

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affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of

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research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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iSHARES®, INC.

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	113

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI Emerging Markets	$1.087643	$—	$—	$1.087643	100%	—%	—%	100%
MSCI BRIC	0.954159	—	—	0.954159	100	—	—	100
MSCI Emerging Markets Asia	0.845929	—	—	0.845929	100	—	—	100
MSCI Emerging Markets Minimum Volatility	1.419028	—	—	1.419028	100	—	—	100
MSCI Emerging Markets Small-Cap	1.293432	—	—	1.293432	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI Emerging Markets ETF

Period Covered: October 18, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.15%
Greater than 2.0% and Less than 2.5%	2	0.30
Greater than 1.5% and Less than 2.0%	9	1.33
Greater than 1.0% and Less than 1.5%	41	6.06
Greater than 0.5% and Less than 1.0%	162	23.93
Between 0.5% and –0.5%	389	57.45
Less than –0.5% and Greater than –1.0%	51	7.53
Less than –1.0% and Greater than –1.5%	17	2.51
Less than –1.5% and Greater than –2.0%	3	0.44
Less than –2.0% and Greater than –2.5%	2	0.30

	677	100.00%

iShares MSCI BRIC ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	110	7.96
Greater than 0.5% and Less than 1.0%	154	11.15
Between 0.5% and –0.5%	725	52.47
Less than –0.5% and Greater than –1.0%	228	16.50
Less than –1.0% and Greater than –1.5%	82	5.94
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Asia ETF

Period Covered: February 8, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.12%
Greater than 2.5% and Less than 3.0%	2	0.23
Greater than 2.0% and Less than 2.5%	5	0.59
Greater than 1.5% and Less than 2.0%	27	3.17
Greater than 1.0% and Less than 1.5%	81	9.50
Greater than 0.5% and Less than 1.0%	188	22.04
Between 0.5% and –0.5%	405	47.49
Less than –0.5% and Greater than –1.0%	96	11.25
Less than –1.0% and Greater than –1.5%	31	3.63
Less than –1.5% and Greater than –2.0%	13	1.52
Less than –2.0% and Greater than –2.5%	2	0.23
Less than –2.5% and Greater than –3.0%	2	0.23

	853	100.00%

iShares MSCI Emerging Markets Minimum Volatility ETF

Period Covered: October 18, 2011 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.22%
Greater than 2.5% and Less than 3.0%	2	0.22
Greater than 2.0% and Less than 2.5%	4	0.43
Greater than 1.5% and Less than 2.0%	23	2.47
Greater than 1.0% and Less than 1.5%	49	5.27
Greater than 0.5% and Less than 1.0%	205	22.04
Between 0.5% and –0.5%	524	56.33
Less than –0.5% and Greater than –1.0%	82	8.82
Less than –1.0% and Greater than –1.5%	27	2.90
Less than –1.5% and Greater than –2.0%	8	0.86
Less than –2.0% and Greater than –2.5%	2	0.22
Less than –2.5% and Greater than –3.0%	2	0.22

	930	100.00%

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: August 16, 2011 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	1	0.10%
Greater than 5.0% and Less than 5.5%	1	0.10
Greater than 4.5% and Less than 5.0%	2	0.21
Greater than 4.0% and Less than 4.5%	3	0.31
Greater than 3.5% and Less than 4.0%	2	0.21
Greater than 3.0% and Less than 3.5%	5	0.51
Greater than 2.5% and Less than 3.0%	5	0.51
Greater than 2.0% and Less than 2.5%	19	1.95
Greater than 1.5% and Less than 2.0%	46	4.72
Greater than 1.0% and Less than 1.5%	98	10.06
Greater than 0.5% and Less than 1.0%	196	20.12
Between 0.5% and –0.5%	411	42.21
Less than –0.5% and Greater than –1.0%	114	11.70
Less than –1.0% and Greater than –1.5%	35	3.59
Less than –1.5% and Greater than –2.0%	18	1.85
Less than –2.0% and Greater than –2.5%	12	1.23
Less than –2.5% and Greater than –3.0%	4	0.41
Less than –3.0%	2	0.21

	974	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF and iShares MSCI Emerging Markets Minimum Volatility ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

SUPPLEMENTAL INFORMATION	117

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2014 was USD 1.04 million. This figure is comprised of fixed remuneration of USD 0.42 million and variable remuneration of USD 0.62 million. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 0.14 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.03 million.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2014 was USD 51.7 thousand. This figure is comprised of fixed remuneration of USD 20.9 thousand and variable remuneration of USD 30.8 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 7.2 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was 1.3 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets Minimum Volatility ETF in respect of BFA’s financial year ending December 31, 2014 was USD 325.8 thousand. This

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

figure is comprised of fixed remuneration of USD 131.6 thousand and variable remuneration of USD 194.1 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Emerging Markets Minimum Volatility ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 45.1 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 8.4 thousand.

SUPPLEMENTAL INFORMATION	119

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

DIRECTOR AND OFFICER INFORMATION	121

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

DIRECTOR AND OFFICER INFORMATION	123

Notes:

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	125

Notes:

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI All Country World Minimum Volatility ETF | ACWV | NYSE Arca
➢	iShares MSCI Emerging Markets Horizon ETF | EMHZ | BATS
➢	iShares MSCI Frontier 100 ETF | FM | NYSE Arca
➢	iShares MSCI World ETF | URTH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.15%	1.14%	0.88%	1.15%	1.14%	0.88%
Since Inception	10.44%	10.38%	10.15%	46.87%	46.58%	45.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$952.70	$0.98	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

The iShares MSCI All Country World Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 1.15%, net of fees, while the total return for the Index was 0.88%.

As represented by the Index, lower-volatility global stocks advanced modestly for the reporting period. The Index generated a positive return despite the negative impact of currency fluctuations relative to the U.S. dollar. The U.S. comprised more than half of the Index as of the end of the reporting period; the top country weights in the remainder of the Index included Canada, China, Japan, Switzerland, and Taiwan. For the reporting period, the Swiss franc depreciated by 5%, the Taiwanese dollar depreciated by 8%, the Japanese yen depreciated by 14%, and the Canadian dollar depreciated by 18% against the U.S. dollar. The currency fluctuations had a meaningful impact on the Index’s performance in U.S. dollar terms. When measured in local currencies, the Index returned 6.57% for the reporting period.

Global equity markets experienced substantial volatility during the reporting period in an environment of geopolitical conflicts, declining commodity prices, and global economic weakness. In addition, events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected devaluation of the Chinese yuan — led to sharp declines in stock markets around the globe.

In this environment, the Index outpaced the decline of the MSCI All Country World Index (ACWI), a broad measure of global equity market performance. The Index also experienced less volatility than the MSCI ACWI during the reporting period.

ALLOCATION BY SECTOR
As of 8/31/15

Sector	Percentage of Total Investments*

Financials	18.15%
Health Care	17.51
Consumer Staples	14.84
Consumer Discretionary	9.81
Telecommunication Services	8.74
Information Technology	8.42
Utilities	8.37
Industrials	7.96
Materials	3.96
Energy	2.24

TOTAL	100.00%

TEN LARGEST COUNTRIES
As of 8/31/15

Country	Percentage of Total Investments*

United States	55.63%
Japan	13.65
Canada	5.79
China	4.52
Switzerland	3.73
Taiwan	3.62
Hong Kong	3.42
United Kingdom	2.38
Singapore	1.30
Malaysia	0.93

TOTAL	94.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS HORIZON ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(20.64)%	(22.81)%	(20.57)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/14/14. The first day of secondary market trading was 10/16/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$835.80	$2.31	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS HORIZON ETF

The iShares MSCI Emerging Markets Horizon ETF (the “Fund”) seeks to track the investment results of an index that takes the smallest 25% of countries by market capitalization from the universe of an index of emerging markets countries, and then excludes Brazil, China, India, and Russia, as represented by the MSCI Emerging Markets Horizon Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 14, 2014 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -20.64%, net of fees, while the total return for the Index was -20.57%.

As represented by the Index, stocks in smaller emerging market countries declined sharply for the reporting period.

One factor behind the Index’s decline was the depreciation of many emerging market currencies relative to the U.S. dollar. For the reporting period, the Malaysian ringgit depreciated by 25%, the Mexican peso depreciated by 22%, the Indonesian rupiah depreciated by 16%, and the Thai baht depreciated by 11% against the U.S. dollar. These four countries comprised approximately 58% of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -6.20% for the reporting period.

The Index experienced substantial volatility during the reporting period as geopolitical conflicts, global economic weakness, and declining demand for commodities buffeted emerging markets. Events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected Chinese yuan devaluation — put additional downward pressure on emerging markets stocks.

From a country perspective, Malaysia had the most significant negative impact on the Index’s performance for the reporting period in U.S. dollar terms. Malaysia’s economy slowed as exports contracted, and the country’s prime minister faced corruption allegations. Mexico, the Index’s largest country weight, also detracted meaningfully from the Index’s performance as the Mexican economy was adversely affected by the lack of demand for commodities.

Hungary and the Philippines were the only two countries that contributed to the Index’s return for the reporting period. Encouraging economic news aided equity market performance in both countries.

ALLOCATION BY SECTOR
As of 8/31/15

Sector	Percentage of Total Investments*

Financials	36.99%
Consumer Staples	12.81
Telecommunication Services	11.51
Industrials	9.55
Materials	8.66
Consumer Discretionary	7.43
Utilities	5.87
Energy	5.19
Health Care	1.99

TOTAL	100.00%

TEN LARGEST COUNTRIES
As of 8/31/15

Country	Percentage of Total Investments*

Mexico	21.73%
Malaysia	14.19
Indonesia	10.89
Thailand	10.36
Poland	7.11
Philippines	6.67
Turkey	6.42
Chile	5.95
Qatar	4.75
United Arab Emirates	3.57

TOTAL	91.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRONTIER 100 ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(21.70)%	(21.56)%	(20.57)%	(21.70)%	(21.56)%	(20.57)%
Since Inception	6.73%	7.14%	7.61%	21.35%	22.73%	24.29%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$882.50	$3.75	$1,000.00	$1,021.20	$4.02	0.79%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRONTIER 100 ETF

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -21.70%, net of fees, while the total return for the Index was -20.57%.

As represented by the Index, frontier market stocks declined sharply for the reporting period. One factor behind this decline was the depreciation of many world currencies relative to the U.S. dollar. For the reporting period, the Kuwaiti dinar, the Argentine peso, and the Nigerian naira depreciated by 6%, 10%, and 23% against the U.S. dollar, respectively. These three countries comprised approximately half of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned -14.68% for the reporting period.

Frontier markets were also buffeted by geopolitical conflicts, global economic weakness, and declining demand for commodities. Events in China late in the reporting period — including signs of economic weakness, a precipitous drop in the country’s stock market, and an unexpected devaluation of the Chinese yuan — put additional downward pressure on stocks in frontier markets.

Kuwait and Nigeria, the two largest country weights on average in the Index, had the most significant negative impact on the Index’s performance for the reporting period in U.S. dollar terms. The Nigerian economy is heavily dependent on oil exports, but falling energy prices led to reduced oil production and weaker economic growth. Falling oil prices also adversely affected the Kuwait stock market during the reporting period.

Qatar and Bangladesh were the primary positive contributors to the Index’s return for the reporting period. Although Qatar is also a major energy producer, the country embarked on a series of infrastructure development projects that helped aid economic growth. Bangladesh continued to benefit from stable economic growth driven in large part by garment exports.

ALLOCATION BY SECTOR
As of 8/31/15

Sector	Percentage of Total Investments*

Financials	51.69%
Telecommunication Services	14.32
Energy	12.50
Consumer Staples	6.95
Materials	6.08
Industrials	4.71
Utilities	2.36
Health Care	1.39

TOTAL	100.00%

TEN LARGEST COUNTRIES
As of 8/31/15

Country	Percentage of Total Investments*

Kuwait	25.64%
Argentina	13.18
Nigeria	13.11
Pakistan	11.02
Kenya	5.90
Oman	5.67
Morocco	5.48
Romania	4.55
Bangladesh	3.53
Vietnam	3.43

TOTAL	91.51%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI WORLD ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.97)%	(3.89)%	(4.13)%	(3.97)%	(3.89)%	(4.13)%
Since Inception	11.29%	11.36%	11.18%	47.64%	47.96%	47.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$940.30	$1.17	$1,000.00	$1,024.00	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI WORLD ETF

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -3.97%, net of fees, while the total return for the Index was -4.13%.

As represented by the Index, global stocks declined modestly for the reporting period. One factor behind this decline was the depreciation of many world currencies relative to the U.S. dollar. For the reporting period, the euro depreciated by 15%, the Japanese yen depreciated by 14%, and the British pound depreciated by 7% against the U.S. dollar. Countries using these currencies comprised approximately 28% of the Index on average during the reporting period. The currency fluctuations had a meaningful impact on the Index’s performance; when measured in local currencies, the Index returned 1.85% for the reporting period.

Canada and Australia were among the largest detractors from the Index’s performance during the reporting period in U.S. dollar terms. Slowing global economic growth, particularly in Europe and China, led to reduced demand for commodities, which are a significant component of both the Canadian and Australian economies. The U.K. also detracted from the Index’s return as a British economic recovery began to stall during the last half of the reporting period.

Japan produced the greatest contribution to the Index’s performance for the reporting period. The Bank of Japan implemented a series of aggressive measures in an effort to revive the Japanese economy, inject liquidity into the capital markets, and keep deflation at bay. These efforts provided a favorable environment for equity market performance in Japan. Other noteworthy contributors to the Index’s return included Denmark and the Netherlands.

The U.S., the largest country weight at approximately 57% of the Index on average for the reporting period, posted a relatively flat return.

ALLOCATION BY SECTOR
As of 8/31/15

Sector	Percentage of Total Investments*

Financials	20.84%
Health Care	13.81
Information Technology	13.43
Consumer Discretionary	13.20
Industrials	10.63
Consumer Staples	9.99
Energy	6.77
Materials	4.69
Telecommunication Services	3.50
Utilities	3.14

TOTAL	100.00%

TEN LARGEST COUNTRIES
As of 8/31/15

Country	Percentage of Total Investments*

United States	57.31%
Japan	8.88
United Kingdom	7.80
France	3.81
Switzerland	3.77
Germany	3.45
Canada	3.36
Australia	2.50
Spain	1.38
Hong Kong	1.19

TOTAL	93.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.36%

CANADA — 5.75%
Agnico Eagle Mines Ltd.	189,052	$4,578,174
Bank of Montreal	107,672	5,745,744
Bank of Nova Scotia (The)	163,699	7,409,210
Barrick Gold Corp.	98,595	678,049
BCE Inc.	159,004	6,357,770
Canadian Imperial Bank of Commerce/Canada	77,311	5,618,339
Dollarama Inc.	144,293	8,146,780
Eldorado Gold Corp.	241,636	713,739
Enbridge Inc.	105,168	4,297,621
Fairfax Financial Holdings Ltd.	9,703	4,461,411
First Capital Realty Inc.	113,619	1,485,032
Franco-Nevada Corp.	181,853	7,790,771
Goldcorp Inc.	713,327	9,784,455
H&R REIT	61,661	957,008
Intact Financial Corp.	153,057	10,474,137
RioCan REIT	112,367	2,053,094
Rogers Communications Inc. Class B	63,226	2,134,145
Royal Bank of Canada	89,518	4,934,423
Shaw Communications Inc. Class B	443,834	8,816,635
Silver Wheaton Corp.	350,247	4,246,136
TELUS Corp.	214,776	6,947,733
Thomson Reuters Corp.	165,577	6,369,208
Toronto-Dominion Bank (The)	22,223	876,560
TransCanada Corp.	199,068	6,867,509

		121,743,683
CHILE — 0.38%
Aguas Andinas SA Series A	2,551,263	1,322,481
Banco de Chile	26,355,245	2,724,253
Empresa Nacional de Electricidad SA/Chile	741,810	919,959
Empresas COPEC SA	314,878	3,079,184

		8,045,877
CHINA — 4.50%
Agricultural Bank of China Ltd. Class H	5,008,000	2,022,573
Bank of China Ltd. Class H	11,894,000	5,432,837
Beijing Capital International Airport Co. Ltd. Class H	1,878,000	2,020,957

Security	Shares	Value
Beijing Enterprises Holdings Ltd.	626,000	$3,655,009
China Coal Energy Co. Ltd. Class Ha	2,191,000	1,023,402
China Communications Services Corp. Ltd. Class H	3,130,000	1,151,025
China Construction Bank Corp. Class H	14,085,000	9,904,872
China Medical System Holdings Ltd.[a]	1,252,000	1,360,229
China Mengniu Dairy Co. Ltd.	626,000	2,188,966
China Merchants Holdings International Co. Ltd.[a]	626,000	2,092,038
China Mobile Ltd.	782,500	9,480,810
China Petroleum & Chemical Corp. Class H	1,878,000	1,250,376
China Resources Gas Group Ltd.[a]	626,000	1,651,822
China Unicom Hong Kong Ltd.	1,252,000	1,644,552
CITIC Ltd.	2,817,000	5,161,438
COSCO Pacific Ltd.	1,252,000	1,472,720
CSPC Pharmaceutical Group Ltd.	1,252,000	1,146,986
Dalian Wanda Commercial Properties Co. Ltd. Class H	688,600	4,229,309
Geely Automobile Holdings Ltd.[a]	1,565,000	605,803
Guangdong Investment Ltd.	3,130,000	4,232,540
Hanergy Thin Film Power Group Ltd.[a,b]	11,018,000	11
Hengan International Group Co. Ltd.[a]	469,500	4,607,128
Industrial & Commercial Bank of China Ltd. Class H	2,817,000	1,664,745
Inner Mongolia Yitai Coal Co. Ltd. Class B	1,283,336	1,085,702
Jiangsu Expressway Co. Ltd. Class H	1,252,000	1,479,774
Lenovo Group Ltd.[a]	3,756,000	3,082,323
Luye Pharma Group Ltd.[a,b]	1,565,000	1,332,766
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,504,000	1,751,173
Shenzhou International Group Holdings Ltd.[a]	626,000	3,162,289
Sihuan Pharmaceutical Holdings Group Ltd.	4,767,000	922,639

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
Sino Biopharmaceutical Ltd.	3,756,000	$4,458,707
SOHO China Ltd.[a]	2,034,500	868,923
Sun Art Retail Group Ltd.[a]	2,817,000	2,348,091
Tingyi Cayman Islands Holding Corp.[a]	1,878,000	2,888,466
Zhejiang Expressway Co. Ltd. Class H	1,878,000	2,016,111
Zijin Mining Group Co. Ltd. Class H	6,886,000	1,777,021

		95,174,133
COLOMBIA — 0.05%
Corp. Financiera Colombiana SA	84,823	1,006,305

		1,006,305
EGYPT — 0.06%
Commercial International Bank Egypt SAE	197,503	1,264,213

		1,264,213
GERMANY — 0.55%
Fresenius Medical Care AG & Co. KGaA	47,576	3,636,199
Kabel Deutschland Holding AGb	26,918	3,645,031
MAN SE	41,629	4,361,334

		11,642,564
HONG KONG — 3.40%
Bank of East Asia Ltd. (The)	688,600	2,367,880
Cheung Kong Infrastructure Holdings Ltd.	626,000	5,161,438
CLP Holdings Ltd.	2,034,500	16,840,301
Haier Electronics Group Co. Ltd.	626,000	1,122,754
Hang Seng Bank Ltd.[a]	907,700	16,151,100
HKT Trust & HKT Ltd.[a]	2,191,000	2,535,889
Hong Kong & China Gas Co. Ltd.	2,755,860	5,198,763
Link REIT	939,000	4,979,697
MTR Corp. Ltd.	1,721,500	7,674,508
Power Assets Holdings Ltd.[a]	782,500	6,734,505
Sun Hung Kai Properties Ltd.	30,000	380,127
Swire Pacific Ltd. Class A	156,500	1,717,450
Yue Yuen Industrial Holdings Ltd.	313,000	1,120,735

		71,985,147
INDONESIA — 0.72%
Bank Central Asia Tbk PT	7,199,000	6,609,758
Indofood Sukses Makmur Tbk PT	3,380,400	1,275,169

Security	Shares	Value
Jasa Marga Persero Tbk PT	2,378,800	$871,944
Kalbe Farma Tbk PT	14,617,100	1,742,608
Telekomunikasi Indonesia Persero Tbk PT	9,922,100	2,026,792
Tower Bersama Infrastructure Tbk PTb	1,721,500	879,129
Unilever Indonesia Tbk PT	626,000	1,769,954

		15,175,354
IRELAND — 0.20%
Kerry Group PLC Class A	33,804	2,513,163
Ryanair Holdings PLC ADR	23,688	1,728,040

		4,241,203
ISRAEL — 0.67%
Bank Leumi le-Israel BMa,b	400,327	1,456,105
Mizrahi Tefahot Bank Ltd.	161,508	1,876,477
NICE-Systems Ltd.	41,629	2,599,795
Teva Pharmaceutical Industries Ltd.	127,391	8,321,659

		14,254,036
JAPAN — 13.57%
ABC-Mart Inc.	31,300	1,900,961
Ajinomoto Co. Inc.	54,000	1,190,420
ANA Holdings Inc.	1,252,000	3,676,914
Aozora Bank Ltd.	939,000	3,440,327
Astellas Pharma Inc.	313,000	4,649,090
Benesse Holdings Inc.	93,900	2,495,012
Calbee Inc.	31,300	1,199,724
Canon Inc.	563,400	17,234,177
Chugai Pharmaceutical Co. Ltd.	31,300	1,171,312
East Japan Railway Co.	32,100	2,968,028
Eisai Co. Ltd.	62,600	4,274,064
ITOCHU Techno-Solutions Corp.	62,600	1,379,230
Japan Airlines Co. Ltd.	125,200	4,457,961
Japan Prime Realty Investment Corp.	939	3,049,028
Japan Real Estate Investment Corp.	939	3,951,727
Japan Retail Fund Investment Corp.	2,817	5,197,683
Kakaku.com Inc.	156,500	2,489,846
Kintetsu Group Holdings Co. Ltd.	313,000	1,118,364
Kyowa Hakko Kirin Co. Ltd.	313,000	5,266,386
Lawson Inc.	93,900	6,710,187
M3 Inc.	219,100	5,084,038

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
McDonald’s Holdings Co. Japan Ltd.[a]	93,900	$2,068,845
Miraca Holdings Inc.	62,600	2,691,307
Mitsubishi Tanabe Pharma Corp.	250,400	4,487,922
Nagoya Railroad Co. Ltd.	626,000	2,495,012
Nippon Building Fund Inc.	939	3,951,727
Nippon Prologis REIT Inc.	1,565	2,847,568
Nippon Telegraph & Telephone Corp.	281,700	10,761,482
Nissin Foods Holdings Co. Ltd.	62,600	2,975,418
Nitori Holdings Co. Ltd.	93,900	7,477,287
Nomura Research Institute Ltd.	125,200	5,088,171
NTT DOCOMO Inc.	1,095,500	22,947,780
Oracle Corp. Japan	31,300	1,309,494
Oriental Land Co. Ltd./Japan	156,500	8,640,851
Osaka Gas Co. Ltd.	626,000	2,544,602
Otsuka Corp.	62,600	3,306,020
Otsuka Holdings Co. Ltd.	375,600	12,817,542
Park24 Co. Ltd.	125,200	2,458,852
Recruit Holdings Co. Ltd.	156,500	4,816,974
Sankyo Co. Ltd.	31,300	1,204,889
Santen Pharmaceutical Co. Ltd.	438,200	6,852,242
Secom Co. Ltd.	156,500	10,025,246
Shimadzu Corp.	50,000	736,477
Shimamura Co. Ltd.	31,300	2,895,350
Showa Shell Sekiyu KK	125,200	1,071,357
Suntory Beverage & Food Ltd.	156,500	6,624,954
Taisho Pharmaceutical Holdings Co. Ltd.	31,300	2,030,103
Takeda Pharmaceutical Co. Ltd.	563,400	27,717,876
Tobu Railway Co. Ltd.	1,252,000	5,589,240
Toho Co. Ltd./Tokyo	93,900	2,119,985
TonenGeneral Sekiyu KK	313,000	3,125,222
Unicharm Corp.	125,200	2,532,204
United Urban Investment Corp.	3,130	4,127,359
USS Co. Ltd.	250,400	4,450,729
West Japan Railway Co.	156,500	10,574,097
Yamato Holdings Co. Ltd.	406,900	7,945,941
Yamazaki Baking Co. Ltd.	48,000	810,001

		287,024,605
MALAYSIA — 0.92%
Axiata Group Bhd[a]	3,005,400	4,393,609
Hong Leong Bank Bhd[a]	281,700	877,294
IHH Healthcare Bhd	907,700	1,264,297

Security	Shares	Value
Malayan Banking Bhd[a]	1,533,700	$3,198,860
Maxis Bhd[a]	2,034,500	3,182,539
Public Bank Bhd[a]	1,064,260	4,561,114
Telekom Malaysia Bhd[a]	1,314,600	2,031,370

		19,509,083
NEW ZEALAND — 0.14%
Auckland International Airport Ltd.	971,552	3,045,415

		3,045,415
PERU — 0.07%
Cia. de Minas Buenaventura SA ADR	221,917	1,402,515

		1,402,515
PHILIPPINES — 0.38%
Bank of the Philippine Islands	917,099	1,659,961
BDO Unibank Inc.	1,878,000	3,957,702
International Container Terminal Services Inc.	594,700	1,182,656
Philippine Long Distance Telephone Co.	23,475	1,264,657

		8,064,976
QATAR — 0.29%
Ooredoo QSC	44,446	848,369
Qatar Insurance Co. SAQ	43,820	1,179,413
Qatar National Bank SAQ	81,380	4,000,720

		6,028,502
SINGAPORE — 1.30%
Oversea-Chinese Banking Corp. Ltd.	782,500	4,954,779
Singapore Airlines Ltd.	688,600	4,843,588
Singapore Press Holdings Ltd.[a]	1,182,500	3,303,588
Singapore Technologies Engineering Ltd.[a]	563,400	1,226,433
Singapore Telecommunications Ltd.	4,162,900	11,039,669
StarHub Ltd.[a]	782,500	2,030,738

		27,398,795
SOUTH KOREA — 0.59%
Dongbu Insurance Co. Ltd.	48,202	2,168,122
Kia Motors Corp.	27,857	1,147,018
S-1 Corp.	21,597	1,714,613
Samsung Fire & Marine Insurance Co. Ltd.	19,406	4,421,828
Samsung Life Insurance Co. Ltd.	14,711	1,222,652

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
Yuhan Corp.	9,039	$1,899,126

		12,573,359
SWITZERLAND — 3.70%
Chocoladefabriken Lindt & Sprungli AG Registered	96	6,461,052
Givaudan SA Registered	626	1,077,803
Kuehne + Nagel International AG Registered	10,016	1,334,017
Nestle SA Registered	308,931	22,777,292
Novartis AG Registered	159,004	15,570,734
Roche Holding AG	32,239	8,801,092
Schindler Holding AG Registered	24,727	3,850,769
Swiss Prime Site AG Registered	54,620	4,284,088
Swisscom AG Registered	26,292	14,205,646

		78,362,493
TAIWAN — 3.60%
Advanced Semiconductor Engineering Inc.	1,252,000	1,292,943
Asia Cement Corp.	2,817,000	3,026,007
Asustek Computer Inc.	313,000	2,847,554
Chang Hwa Commercial Bank Ltd.	6,028,482	2,927,527
Cheng Shin Rubber Industry Co. Ltd.	939,000	1,506,510
Chicony Electronics Co. Ltd.	630,064	1,564,703
Chunghwa Telecom Co. Ltd.	4,382,000	13,306,540
Delta Electronics Inc.	313,000	1,568,078
Far EasTone Telecommunications Co. Ltd.	1,878,000	4,121,256
First Financial Holding Co. Ltd.	8,667,217	4,195,619
Foxconn Technology Co. Ltd.	632,462	1,778,654
HTC Corp.	616,000	871,859
Hua Nan Financial Holdings Co. Ltd.	7,645,391	3,618,731
Lite-On Technology Corp.	2,516,782	2,305,142
Mega Financial Holding Co. Ltd.	5,947,000	4,459,884
Quanta Computer Inc.	626,000	1,150,566
SinoPac Financial Holdings Co. Ltd.	9,073,347	3,123,355
Synnex Technology International Corp.	1,565,000	1,664,280
Taiwan Business Bank[b]	5,038,593	1,269,869
Taiwan Cooperative Financial Holding Co. Ltd.	8,545,316	3,624,458

Security	Shares	Value
Taiwan Fertilizer Co. Ltd.	939,000	$1,187,603
Taiwan Mobile Co. Ltd.	1,878,000	5,645,082
Taiwan Semiconductor Manufacturing Co. Ltd.	1,878,000	7,445,968
WPG Holdings Ltd.	939,000	887,455
Yulon Motor Co. Ltd.	939,000	849,937

		76,239,580
THAILAND — 0.60%
Advanced Info Service PCL NVDR	507,600	3,370,311
BTS Group Holdings PCL NVDR	6,812,300	1,852,976
CP ALL PCL NVDR	2,222,300	3,161,872
PTT PCL NVDR	573,800	4,290,094

		12,675,253
UNITED ARAB EMIRATES — 0.24%
DP World Ltd.	61,035	1,361,080
First Gulf Bank PJSC	391,563	1,529,772
National Bank of Abu Dhabi PJSC	769,980	2,180,148

		5,071,000
UNITED KINGDOM — 2.37%
Capita PLC	65,417	1,243,556
Compass Group PLC	332,406	5,291,339
Fresnillo PLC	256,035	2,443,416
G4S PLC	579,676	2,286,805
GlaxoSmithKline PLC	363,706	7,498,487
Inmarsat PLC	340,857	5,142,776
Randgold Resources Ltd.	107,046	6,517,969
Reckitt Benckiser Group PLC	82,319	7,288,744
Royal Dutch Shell PLC Class B	39,869	1,046,401
Sky PLC	577,798	9,268,655
SSE PLC	93,587	2,117,311

		50,145,459
UNITED STATES — 55.31%
Abbott Laboratories	370,592	16,784,112
Accenture PLC Class A	22,849	2,153,975
Adobe Systems Inc.[b]	18,154	1,426,360
Airgas Inc.	10,903	1,052,358
Alleghany Corp.[b]	15,024	7,058,125
Allergan PLC[b]	3,756	1,140,847
Altria Group Inc.	225,047	12,058,018
American Capital Agency Corp.	401,241	7,675,740
American Tower Corp.	61,035	5,626,817

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
American Water Works Co. Inc.	56,027	$2,910,042
AmerisourceBergen Corp.	216,283	21,636,951
Annaly Capital Management Inc.	1,076,465	10,829,238
Arch Capital Group Ltd.[b]	147,110	10,044,671
AT&T Inc.	412,534	13,696,129
Automatic Data Processing Inc.	379,669	29,356,007
AutoZone Inc.[b]	28,796	20,617,648
AvalonBay Communities Inc.	34,430	5,683,016
Axis Capital Holdings Ltd.	116,749	6,537,944
Baxalta Inc.[b]	145,858	5,126,909
Baxter International Inc.	144,919	5,572,136
Becton Dickinson and Co.	86,701	12,226,575
Berkshire Hathaway Inc. Class Bb	93,873	12,582,737
Bristol-Myers Squibb Co.	213,153	12,676,209
Campbell Soup Co.	47,263	2,268,151
Cardinal Health Inc.	39,125	3,218,814
CH Robinson Worldwide Inc.	22,849	1,540,708
Chevron Corp.	9,703	785,846
Chipotle Mexican Grill Inc.[b]	5,947	4,222,429
Chubb Corp. (The)	143,980	17,394,224
Church & Dwight Co. Inc.	153,683	13,259,769
Clorox Co. (The)	128,643	14,301,242
Coca-Cola Co. (The)	259,164	10,190,328
Colgate-Palmolive Co.	312,374	19,620,211
Consolidated Edison Inc.	327,711	20,616,299
Costco Wholesale Corp.	15,650	2,191,783
CR Bard Inc.	67,608	13,101,754
Crown Castle International Corp.	73,555	6,133,751
CVS Health Corp.	35,486	3,633,766
DaVita HealthCare Partners Inc.[b]	68,547	5,184,895
Dollar General Corp.	71,051	5,292,589
Dollar Tree Inc.[b]	151,049	11,518,997
Dominion Resources Inc./VA	218,787	15,260,393
Duke Energy Corp.	226,299	16,046,862
eBay Inc.[b]	71,990	1,951,649
Ecolab Inc.	116,123	12,673,664
Eli Lilly & Co.	248,522	20,465,787
Equity Residential	15,337	1,092,761
Everest Re Group Ltd.	51,019	8,969,650
Express Scripts Holding Co.[b]	73,868	6,175,365
Exxon Mobil Corp.	231,187	17,394,510
Facebook Inc. Class Ab	89,518	8,005,595
Federal Realty Investment Trust	72,929	9,413,675

Security	Shares	Value
Gartner Inc.[b]	34,743	$2,970,874
General Mills Inc.	526,779	29,899,976
Genuine Parts Co.	25,040	2,090,590
Health Care REIT Inc.	131,773	8,347,820
Henry Schein Inc.[b]	98,282	13,445,960
Hershey Co. (The)	96,717	8,658,106
Hormel Foods Corp.	50,706	3,098,137
Intel Corp.	55,088	1,572,212
International Business Machines Corp.	55,714	8,239,543
Intuit Inc.	110,802	9,501,271
JB Hunt Transport Services Inc.	45,072	3,280,340
JM Smucker Co. (The)	50,393	5,932,264
Johnson & Johnson	292,968	27,533,133
Kellogg Co.	241,636	16,015,634
Kimberly-Clark Corp.	184,357	19,639,551
Kinder Morgan Inc./DE	24,414	791,258
Laboratory Corp. of America Holdings[b]	100,160	11,799,850
Marsh & McLennan Companies Inc.	310,809	16,699,768
McCormick & Co. Inc./MD	133,338	10,571,037
McDonald’s Corp.	297,037	28,224,456
McKesson Corp.	34,430	6,802,679
Merck & Co. Inc.	337,101	18,152,889
Microsoft Corp.	163,386	7,110,559
Motorola Solutions Inc.	100,160	6,492,371
Newmont Mining Corp.	418,794	7,148,814
NextEra Energy Inc.	25,040	2,464,186
O’Reilly Automotive Inc.[b]	29,422	7,063,340
Occidental Petroleum Corp.	15,024	1,096,902
OGE Energy Corp.	39,125	1,097,065
PartnerRe Ltd.	50,080	6,931,573
Patterson Companies Inc.	97,656	4,475,574
Paychex Inc.	367,775	16,424,831
PayPal Holdings Inc.[b]	71,990	2,519,650
People’s United Financial Inc.	340,231	5,273,580
Pepco Holdings Inc.	296,098	6,804,332
PepsiCo Inc.	203,763	18,935,696
Pfizer Inc.	255,721	8,239,331
PG&E Corp.	250,713	12,430,351
Procter & Gamble Co. (The)	327,085	23,115,097
Public Storage	52,643	10,595,457
QUALCOMM Inc.	62,287	3,524,198
RenaissanceRe Holdings Ltd.	51,332	5,233,297

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2015

Security	Shares	Value
Republic Services Inc.	152,431	$6,246,622
Reynolds American Inc.	23,475	1,966,031
Ross Stores Inc.	42,568	2,069,656
SBA Communications Corp. Class Ab	92,648	10,950,994
SCANA Corp.	27,544	1,456,802
Sherwin-Williams Co. (The)	7,825	2,001,713
Sigma-Aldrich Corp.	108,924	15,185,095
Southern Co. (The)	651,040	28,261,646
Starbucks Corp.	189,991	10,394,408
Stericycle Inc.[b]	95,465	13,473,930
Synopsys Inc.[b]	176,845	8,299,336
Sysco Corp.	46,011	1,834,459
Target Corp.	200,633	15,591,190
TJX Companies Inc. (The)	123,009	8,649,993
Travelers Companies Inc. (The)	81,380	8,101,379
Union Pacific Corp.	31,613	2,710,499
United Parcel Service Inc. Class B	105,481	10,300,220
UnitedHealth Group Inc.	61,661	7,134,178
Varian Medical Systems Inc.[b]	116,749	9,485,856
Verisk Analytics Inc. Class Ab	37,560	2,744,885
Verizon Communications Inc.	473,256	21,774,509
VF Corp.	21,597	1,564,271
Visa Inc. Class A	97,338	6,940,199
Wal-Mart Stores Inc.	242,888	15,722,140
Waste Management Inc.	291,403	14,587,634
Waters Corp.[b]	9,390	1,139,758
WEC Energy Group Inc.	234,124	11,156,009
Wells Fargo & Co.	95,465	5,091,148
WR Berkley Corp.	117,375	6,371,115
Xcel Energy Inc.	320,199	10,800,312
Yum! Brands Inc.	18,154	1,448,145

		1,170,095,715

TOTAL COMMON STOCKS
(Cost: $2,014,850,820)		2,102,169,265

PREFERRED STOCKS — 0.07%

COLOMBIA — 0.07%
Grupo Aval Acciones y Valores SA	3,664,291	1,397,726

		1,397,726

TOTAL PREFERRED STOCKS
(Cost: $2,142,429)		1,397,726

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.87%

MONEY MARKET FUNDS — 2.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	53,179,112	$53,179,112
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	3,053,806	3,053,806
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	4,392,763	4,392,763

		60,625,681

TOTAL SHORT-TERM INVESTMENTS
(Cost: $60,625,681)		60,625,681

TOTAL INVESTMENTS IN SECURITIES — 102.30%
(Cost: $2,077,618,930)		2,164,192,672
Other Assets, Less Liabilities — (2.30)%		(48,560,698)

NET ASSETS — 100.00%		$2,115,631,974

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS HORIZON ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.91%

CHILE — 5.68%
Banco de Chile	33,054	$3,417
Banco de Credito e Inversiones	50	2,184
Banco Santander Chile	98,531	4,764
Cencosud SA	1,931	3,927
Cia. Cervecerias Unidas SA	284	3,148
Colbun SA	14,176	3,852
CorpBanca SA	239,597	2,236
Empresa Nacional de Electricidad SA/Chile	4,511	5,594
Empresas CMPC SA	1,723	4,715
Empresas COPEC SA	619	6,053
Enersis SA	25,873	7,182
LATAM Airlines Group SAa	462	2,586
SACI Falabella	616	3,804

		53,462
COLOMBIA — 2.04%
Almacenes Exito SA	322	1,747
Cementos Argos SA	732	2,309
Corp. Financiera Colombiana SA	157	1,863
Ecopetrol SA	6,520	3,362
Grupo Argos SA/Colombia	697	3,785
Grupo de Inversiones Suramericana SA	368	4,199
Interconexion Electrica SA ESP	897	1,925

		19,190
CZECH REPUBLIC — 0.96%
CEZ AS	204	4,656
Komercni Banka AS	19	4,323

		8,979
EGYPT — 0.96%
Commercial International Bank Egypt SAE	140	896
Commercial International Bank Egypt SAE GDR	1,200	6,720
Global Telecom Holding SAE GDR[a]	1,120	1,456

		9,072
GREECE — 0.95%
Alpha Bank AEa	7,901	744
Eurobank Ergasias SAa	15,637	631
Hellenic Telecommunications Organization SA	307	2,803
National Bank of Greece SAa	2,631	1,533

Security	Shares	Value
OPAP SA	408	$3,200

		8,911
HUNGARY — 1.14%
MOL Hungarian Oil & Gas PLC	46	2,278
OTP Bank PLC	294	5,660
Richter Gedeon Nyrt	184	2,809

		10,747
INDONESIA — 10.86%
Astra International Tbk PT	26,800	11,302
Bank Central Asia Tbk PT	15,300	14,048
Bank Mandiri Persero Tbk PT	13,300	8,614
Bank Negara Indonesia Persero Tbk PT	12,400	4,369
Bank Rakyat Indonesia Persero Tbk PT	15,000	11,343
Charoen Pokphand Indonesia Tbk PT	11,400	1,517
Gudang Garam Tbk PT	800	2,534
Indocement Tunggal Prakarsa Tbk PT	2,600	3,632
Indofood Sukses Makmur Tbk PT	8,300	3,131
Kalbe Farma Tbk PT	37,600	4,483
Lippo Karawaci Tbk PT	25,400	1,934
Matahari Department Store Tbk PT	2,900	3,617
Perusahaan Gas Negara Persero Tbk PT	15,500	3,067
Semen Indonesia Persero Tbk PT	4,800	3,160
Telekomunikasi Indonesia Persero Tbk PT	67,700	13,829
Unilever Indonesia Tbk PT	2,300	6,503
United Tractors Tbk PT	2,800	3,811
XL Axiata Tbk PTa	5,800	1,239

		102,133
MALAYSIA — 14.15%
Alliance Financial Group Bhd	2,100	1,880
AMMB Holdings Bhd	2,900	3,245
Astro Malaysia Holdings Bhd	3,000	2,072
Axiata Group Bhd	3,300	4,824
British American Tobacco Malaysia Bhd	200	2,961
CIMB Group Holdings Bhd	6,600	7,857
Dialog Group Bhd	7,300	2,729
DiGi.Com Bhd	4,500	5,604
Gamuda Bhd	2,000	2,067
Genting Bhd	3,100	5,056
Genting Malaysia Bhd	4,300	4,054
Hong Leong Bank Bhd	400	1,246
IHH Healthcare Bhd	3,100	4,318
IJM Corp. Bhd	1,900	2,850
IOI Corp. Bhd	4,100	3,905

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS HORIZON ETF

August 31, 2015

Security	Shares	Value
Kuala Lumpur Kepong Bhd	600	$2,974
Malayan Banking Bhd	6,000	12,514
Maxis Bhd	2,600	4,067
MISC Bhd	1,500	2,893
Petronas Chemicals Group Bhd	4,000	5,781
Petronas Gas Bhd	1,000	5,076
PPB Group Bhd	900	3,287
Public Bank Bhd	3,200	13,714
Sapurakencana Petroleum Bhd	5,400	2,212
Sime Darby Bhd	3,900	6,918
Telekom Malaysia Bhd	1,400	2,163
Tenaga Nasional Bhd	4,400	11,712
UMW Holdings Bhd	1,100	2,226
YTL Corp. Bhd	7,800	2,897

		133,102
MEXICO — 21.67%
Alfa SAB de CV	3,700	7,362
America Movil SAB de CV	40,000	36,400
Arca Continental SAB de CV	500	2,847
Cemex SAB de CV CPO[a]	14,864	11,631
Coca-Cola Femsa SAB de CV Series L	600	4,309
Controladora Comercial Mexicana SAB de CV BC Units	600	1,710
El Puerto de Liverpool SAB de CV Series C1	300	3,574
Fibra Uno Administracion SA de CV	3,100	6,630
Fomento Economico Mexicano SAB de CV	2,300	20,471
Gentera SAB de CV	1,400	2,233
Gruma SAB de CV Series B	300	4,025
Grupo Aeroportuario del Pacifico SAB de CV Series B	400	3,346
Grupo Aeroportuario del Sureste SAB de CV Series B	300	4,359
Grupo Bimbo SAB de CVa	2,200	5,648
Grupo Carso SAB de CV Series A1	800	3,628
Grupo Financiero Banorte SAB de CV	3,200	15,334
Grupo Financiero Inbursa SAB de CV Series Ob	3,000	6,320
Grupo Financiero Santander Mexico SAB de CV Series B	2,400	3,736
Grupo Mexico SAB de CV Series B	4,500	11,384
Grupo Televisa SAB	3,100	18,927
Industrias Penoles SAB de CV	205	2,913

Security	Shares	Value
Kimberly-Clark de Mexico SAB de CV Series A	2,000	$4,476
Mexichem SAB de CV	1,200	3,069
OHL Mexico SAB de CVa	1,100	1,461
Promotora y Operadora de Infraestructura SAB de CVa	300	3,149
Wal-Mart de Mexico SAB de CV	6,200	14,828

		203,770
PERU — 1.73%
Cia. de Minas Buenaventura SA ADR	240	1,517
Credicorp Ltd.	85	9,348
Southern Copper Corp.	204	5,439

		16,304
PHILIPPINES — 6.65%
Aboitiz Equity Ventures Inc.	2,440	2,876
Ayala Corp.	270	4,263
Ayala Land Inc.	10,300	7,922
Bank of the Philippine Islands	1,480	2,679
BDO Unibank Inc.	2,480	5,226
Energy Development Corp.	16,200	2,080
Globe Telecom Inc.	45	2,480
GT Capital Holdings Inc.	115	3,125
JG Summit Holdings Inc.	3,540	5,377
Jollibee Foods Corp.	790	3,237
Philippine Long Distance Telephone Co.	140	7,542
SM Investments Corp.	270	5,072
SM Prime Holdings Inc.	11,600	4,840
Universal Robina Corp.	1,400	5,811

		62,530
POLAND — 7.09%
Bank Pekao SA	189	8,063
Bank Zachodni WBK SAa	51	4,096
Cyfrowy Polsat SAa	350	2,098
KGHM Polska Miedz SA	216	4,496
LPP SA	2	4,135
mBank SAa	27	2,612
Orange Polska SA	1,171	2,204
PGE Polska Grupa Energetyczna SA	1,152	4,767
Polski Koncern Naftowy Orlen SA	447	8,748
Polskie Gornictwo Naftowe i Gazownictwo SA	3,144	5,659
Powszechna Kasa Oszczednosci Bank Polski SA	1,085	8,553
Powszechny Zaklad Ubezpieczen SA	79	9,021

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS HORIZON ETF

August 31, 2015

Security	Shares	Value
Tauron Polska Energia SA	2,391	$2,218

		66,670
QATAR — 4.74%
Ezdan Holding Group QSC	906	4,725
Industries Qatar QSC	235	8,584
Masraf Al Rayan QSC	545	6,526
Ooredoo QSC	138	2,634
Qatar Insurance Co. SAQ	149	4,010
Qatar Islamic Bank SAQ	109	3,383
Qatar National Bank SAQ	250	12,290
Vodafone Qatar QSC	618	2,402

		44,554
THAILAND — 10.33%
Advanced Info Service PCL NVDR	1,500	9,960
Airports of Thailand PCL NVDR	700	5,390
Bangkok Bank PCL Foreign	600	2,754
Bangkok Dusit Medical Services PCL NVDR	5,800	3,155
BTS Group Holdings PCL NVDR	4,200	1,142
Bumrungrad Hospital PCL NVDR	600	3,867
Central Pattana PCL NVDR	3,000	3,766
Charoen Pokphand Foods PCL NVDR	4,600	2,438
CP ALL PCL NVDR	6,400	9,106
Kasikornbank PCL Foreign	1,200	6,059
Kasikornbank PCL NVDR	800	4,029
Krung Thai Bank PCL NVDR[b]	6,000	3,046
Minor International PCL NVDR	3,280	2,425
PTT Exploration & Production PCL NVDR	2,300	5,101
PTT Global Chemical PCL NVDR	2,600	4,352
PTT PCL NVDR	1,400	10,467
Siam Cement PCL (The) Foreign	600	7,968
Siam Commercial Bank PCL (The) NVDR	2,200	8,715
True Corp. PCL NVDR[a]	12,700	3,437

		97,177
TURKEY — 6.40%
Akbank TAS	2,780	6,513
Anadolu Efes Biracilik ve Malt Sanayii AS	324	2,415
BIM Birlesik Magazalar AS	288	4,991
Coca-Cola Icecek AS	111	1,373
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,369	2,882
Eregli Demir ve Celik Fabrikalari TAS	2,012	2,737
Haci Omer Sabanci Holding AS	1,518	4,537
KOC Holding AS	926	3,610

Security	Shares	Value
Tupras Turkiye Petrol Rafinerileri ASa	187	$4,824
Turk Hava Yollari AOa	1,065	2,945
Turkcell Iletisim Hizmetleri AS	1,250	4,895
Turkiye Garanti Bankasi AS	3,165	8,024
Turkiye Halk Bankasi AS	839	3,214
Turkiye Is Bankasi Class C	1,889	3,160
Turkiye Vakiflar Bankasi Tao Class D	1,518	2,008
Yapi ve Kredi Bankasi AS	1,649	2,034

		60,162
UNITED ARAB EMIRATES — 3.56%
Abu Dhabi Commercial Bank PJSC	2,357	5,134
Aldar Properties PJSC	4,958	3,145
Arabtec Holding PJSC[a]	3,272	1,755
DP World Ltd.	253	5,642
Dubai Financial Market PJSC	1,477	692
Emaar Properties PJSC	4,759	8,746
First Gulf Bank PJSC	1,336	5,219
National Bank of Abu Dhabi PJSC	1,107	3,134

		33,467

TOTAL COMMON STOCKS
(Cost: $1,182,613)		930,230

PREFERRED STOCKS — 0.79%

CHILE — 0.25%
Sociedad Quimica y Minera de Chile SA Series B	148	2,324

		2,324
COLOMBIA — 0.54%
Bancolombia SA	603	5,142

		5,142

TOTAL PREFERRED STOCKS
(Cost: $11,882)		7,466

SHORT-TERM INVESTMENTS — 1.08%

MONEY MARKET FUNDS — 1.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	9,348	9,348
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	537	537

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS HORIZON ETF

August 31, 2015

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	261	$261

		10,146

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,146)		10,146

TOTAL INVESTMENTS IN SECURITIES — 100.78%
(Cost: $1,204,641)		947,842
Other Assets, Less Liabilities — (0.78)%		(7,354)

NET ASSETS — 100.00%		$940,488

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.77%

ARGENTINA — 13.16%
Banco Macro SA ADR[a]	217,568	$9,738,344
BBVA Banco Frances SA ADR	257,124	4,255,402
Cresud SACIF y A ADR[a]	174,520	1,825,479
Empresa Distribuidora y Comercializadora Norte SA ADR[a]	126,360	1,656,580
Grupo Financiero Galicia SA ADR	497,176	9,525,892
IRSA Inversiones y Representaciones SA ADR	120,220	1,812,917
Pampa Energia SA ADR[a]	241,600	3,851,104
Petrobras Argentina SA ADR	405,648	2,279,742
Telecom Argentina SA ADR	497,952	7,997,109
Transportadora de Gas del Sur SA ADR	317,512	1,349,426
YPF SA ADR	1,015,676	21,877,661

		66,169,656
BANGLADESH — 3.52%
GrameenPhone Ltd.	998,400	4,061,310
Islami Bank Bangladesh Ltd.	1	—
Lafarge Surma Cement Ltd.	2,995,200	4,328,046
Olympic Industries Ltd.	192,365	681,944
Square Pharmaceuticals Ltd.	2,145,719	6,970,038
Titas Gas Transmission & Distribution Co. Ltd.	1,728,400	1,653,918

		17,695,256
JORDAN — 1.32%
Arab Bank PLC	453,960	4,483,556
Jordan Petroleum Refinery Co.	344,385	2,171,994

		6,655,550
KAZAKHSTAN — 2.70%
Halyk Savings Bank of Kazakhstan JSC GDR[b]	368,640	2,359,296
KazMunaiGas Exploration Production JSC GDR[b]	1,126,192	9,291,084
KCell JSC GDR[b]	328,864	1,940,298

		13,590,678
KENYA — 5.89%
Co-operative Bank of Kenya Ltd. (The)	11,331,072	1,991,257
East African Breweries Ltd.	2,611,242	6,914,700
Equity Group Holdings Ltd./Kenya	13,478,400	5,256,381

Security	Shares	Value
Kenya Commercial Bank Ltd.	14,822,460	$6,280,099
Safaricom Ltd.	66,316,800	9,195,589

		29,638,026
KUWAIT — 25.59%
Agility Public Warehousing Co. KSC	4,197,896	8,197,116
ALAFCO Aviation Lease & Finance Co. KSCP	1,666,254	1,224,254
Boubyan Bank KSCP	2,021,624	2,676,318
Burgan Bank SAK	4,333,700	5,665,436
Commercial Real Estate Co. KSC	8,406,532	2,309,258
Jazeera Airways Co. KSC	1,137,812	1,675,745
Kuwait Finance House KSCP	13,325,902	25,580,087
Kuwait International Bank KSCP	2,855,750	2,173,829
Kuwait Projects Co. Holding KSCP	3,434,232	6,819,590
Mabanee Co. SAK	2,548,248	7,337,335
Mobile Telecommunications Co. KSC	14,455,185	17,701,203
National Bank of Kuwait SAKP	13,673,532	35,298,213
National Industries Group Holding SAK	5,901,724	2,929,865
National Real Estate Co. KSC[a]	3,326,506	891,766
Qurain Petrochemical Industries Co. KSC	1,893,962	1,103,218
VIVA Kuwait Telecom Co.[a]	1,859,128	5,168,517
Warba Bank KSCP[a]	2,875,944	1,979,799

		128,731,549
MAURITIUS — 1.46%
MCB Group Ltd.	921,608	5,476,715
SBM Holdings Ltd.	77,176,320	1,843,279

		7,319,994
MOROCCO — 5.47%
Attijariwafa Bank	261,120	9,000,756
Banque Centrale Populaire	179,712	3,975,663
Douja Promotion Groupe Addoha SA	1,029,504	2,976,655
Maroc Telecom	1,011,456	11,572,997

		27,526,071
NIGERIA — 13.09%
Access Bank PLC	81,093,120	2,091,938
Afriland Properties PLC	7,291	80
Dangote Cement PLC	5,324,928	4,609,236

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2015

Security	Shares	Value
Diamond Bank PLC	76,337,664	$1,218,338
Ecobank Transnational Inc.[a]	39,976,320	3,701,697
FBN Holdings PLC	124,826,880	3,846,610
Guaranty Trust Bank PLC	95,824,512	11,022,825
Lafarge Africa PLC	7,343,232	3,684,699
Nestle Nigeria PLC	1,856,256	7,825,621
Nigerian Breweries PLC	21,999,744	13,414,047
Oando PLC	28,744,320	1,601,315
SEPLAT Petroleum Development Co. PLC	993,024	1,219,488
Transnational Corp. of Nigeria PLC	145,346,688	1,692,368
United Bank for Africa PLC	119,308,416	1,981,987
Zenith Bank PLC	103,567,872	7,900,786

		65,811,035
OMAN — 5.61%
Bank Muscat SAOG	6,549,504	8,569,445
Bank Sohar SAOG	4,341,303	1,994,835
Oman Cables Industry	411,872	2,079,676
Oman Telecommunications Co. SAOG	2,280,856	10,125,295
OMINVEST	94,584	115,897
Ooredoo QSC	2,220,956	4,151,320
Raysut Cement Co. SAOG	388,760	1,200,998

		28,237,466
PAKISTAN — 11.00%
Bank Al Habib Ltd.	4,268,000	1,803,525
Engro Corp. Ltd./Pakistan	1,550,461	4,788,002
Fauji Fertilizer Co. Ltd.	3,848,350	5,094,421
Habib Bank Ltd.	3,878,500	8,300,828
Hub Power Co. Ltd. (The)	3,002,030	2,943,647
Lucky Cement Ltd.	1,132,298	5,749,627
MCB Bank Ltd.	3,220,466	7,894,588
National Bank of Pakistan	3,967,126	2,018,519
Oil & Gas Development Co. Ltd.	4,416,200	6,098,067
Pakistan Oilfields Ltd.	571,000	1,904,851
Pakistan Petroleum Ltd.	1,162,150	1,558,202
Pakistan State Oil Co. Ltd.	968,000	3,093,881
United Bank Ltd./Pakistan	2,599,667	4,093,305

		55,341,463
ROMANIA — 4.54%
Banca Transilvania[a]	13,954,177	7,624,269
BRD-Groupe Societe Generale SAa	1,231,829	3,190,734

Security	Shares or Principal	Value
Electrica SA	1,039,872	$3,393,203
OMV Petrom SA	29,754,624	2,596,652
Societatea Nationala de Gaze Naturale ROMGAZ SA	446,592	3,535,864
Transgaz SA Medias	37,248	2,510,963

		22,851,685
SLOVENIA — 0.31%
Zavarovalnica Triglav DD	59,904	1,543,815

		1,543,815
SRI LANKA — 2.68%
Commercial Bank of Ceylon PLC	3,327,744	4,301,839
Hatton National Bank PLC	1,008,384	1,663,159
John Keells Holdings PLC	5,613,696	7,532,195

		13,497,193
VIETNAM — 3.43%
Bank for Foreign Trade of Vietnam JSC	1,470,720	2,780,313
Masan Group Corp.[a]	1,693,440	6,063,738
Saigon Thuong Tin Commercial JSB[a]	2,553,606	1,885,544
Vingroup JSC	3,521,285	6,500,159

		17,229,754

TOTAL COMMON STOCKS
(Cost: $586,812,221)		501,839,191

CONVERTIBLE BONDS — 0.05%

OMAN — 0.05%
Bank Muscat SAOG
4.50%, 03/20/17	$540,521	1,445
3.50%, 03/19/18	1,026,177	250,417

		251,862

TOTAL CONVERTIBLE BONDS
(Cost: $0)		251,862

SHORT-TERM INVESTMENTS — 0.41%

MONEY MARKET FUNDS — 0.41%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	2,041,402	2,041,402

		2,041,402

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,041,402)		2,041,402

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 100.23%
(Cost: $588,853,623)	$504,132,455
Other Assets, Less Liabilities — (0.23)%	(1,139,954)

NET ASSETS — 100.00%	$502,992,501

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.37%

AUSTRALIA — 2.49%
AGL Energy Ltd.	5,000	$59,871
Amcor Ltd./Australia	9,480	92,210
AMP Ltd.	20,400	86,052
APA Group	9,434	58,656
Asciano Ltd.	8,940	53,810
ASX Ltd.	1,803	50,414
Aurizon Holdings Ltd.	15,180	53,379
Australia & New Zealand Banking Group Ltd.	17,190	340,379
Bendigo & Adelaide Bank Ltd.	5,010	38,964
BHP Billiton Ltd.	20,940	373,808
Brambles Ltd.	11,190	78,062
Cochlear Ltd.	600	36,339
Commonwealth Bank of Australia	10,547	561,395
Computershare Ltd.	4,290	30,110
Crown Resorts Ltd.	4,440	36,010
CSL Ltd.	3,210	209,071
Dexus Property Group	9,403	49,130
Federation Centres	22,075	44,290
Goodman Group	15,300	66,166
GPT Group (The)	17,940	57,106
Iluka Resources Ltd.	4,710	24,810
Incitec Pivot Ltd.	18,330	45,613
Insurance Australia Group Ltd.	16,110	57,905
James Hardie Industries PLC	4,448	55,405
Lend Lease Group	6,330	62,558
Macquarie Group Ltd.	2,140	115,197
Mirvac Group	40,680	50,470
National Australia Bank Ltd.	15,876	350,827
Newcrest Mining Ltd.[a]	6,510	51,691
Orica Ltd.[b]	2,850	32,045
Origin Energy Ltd.	8,760	51,298
QBE Insurance Group Ltd.	9,570	89,557
Ramsay Health Care Ltd.	1,230	54,466
Rio Tinto Ltd.	3,120	111,238
Santos Ltd.	8,130	29,568
Scentre Group	43,461	117,393
Sonic Healthcare Ltd.	3,062	44,979
South32 Ltd.[a]	39,304	42,354
Stockland	18,546	51,409
Suncorp Group Ltd.	8,087	73,558
Sydney Airport	5,869	23,925

Security	Shares	Value
Tatts Group Ltd.	14,820	$38,665
Telstra Corp. Ltd.	25,853	105,755
Transurban Group	12,318	84,534
Wesfarmers Ltd.	6,634	191,231
Westfield Corp.	15,870	109,698
Westpac Banking Corp.	19,410	427,958
Woodside Petroleum Ltd.	5,190	118,699
Woolworths Ltd.	8,310	155,532

		5,143,560
AUSTRIA — 0.07%
Andritz AG	870	41,645
Erste Group Bank AGa	2,460	73,197
OMV AG	1,170	29,943

		144,785
BELGIUM — 0.51%
Ageas	2,100	85,886
Anheuser-Busch InBev SA/NV	5,250	573,321
Colruyt SA	630	30,711
Groupe Bruxelles Lambert SA	510	39,573
KBC Groep NV	2,055	136,246
Proximus	990	35,603
Solvay SA	420	49,367
UCB SA	870	65,840
Umicore SA	1,110	44,346

		1,060,893
CANADA — 3.35%
Agnico Eagle Mines Ltd.	1,920	46,496
Agrium Inc.	1,050	107,809
Alimentation Couche-Tard Inc. Class B	3,150	131,990
ARC Resources Ltd.	2,520	37,464
Bank of Montreal	4,260	227,328
Bank of Nova Scotia (The)	7,770	351,679
Barrick Gold Corp.	7,530	51,785
BCE Inc.	1,290	51,581
BlackBerry Ltd.[a,b]	3,120	23,403
Brookfield Asset Management Inc. Class A	6,300	196,079
Cameco Corp.	2,880	40,067
Canadian Imperial Bank of Commerce/Canada	2,730	198,394
Canadian National Railway Co.	5,640	310,338
Canadian Natural Resources Ltd.	7,200	160,451
Canadian Oil Sands Ltd.	4,470	25,869

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Canadian Pacific Railway Ltd.	1,170	$168,039
Canadian Tire Corp. Ltd. Class A	570	53,209
Canadian Utilities Ltd. Class A	960	26,242
Cenovus Energy Inc.	5,580	79,978
CGI Group Inc. Class Aa	1,800	65,750
CI Financial Corp.	1,620	38,293
Crescent Point Energy Corp.	3,360	42,628
Enbridge Inc.	5,310	216,990
Encana Corp.	6,600	48,762
Fairfax Financial Holdings Ltd.	210	96,557
Finning International Inc.	1,590	26,661
First Quantum Minerals Ltd.	4,898	25,254
Fortis Inc./Canada	2,040	54,722
Franco-Nevada Corp.	1,500	64,262
George Weston Ltd.	510	41,789
Gildan Activewear Inc.	2,280	70,773
Goldcorp Inc.	5,760	79,008
Great-West Lifeco Inc.	1,410	35,639
Husky Energy Inc.	2,340	41,207
IGM Financial Inc.	870	24,619
Imperial Oil Ltd.	1,980	69,125
Intact Financial Corp.	1,110	75,961
Inter Pipeline Ltd.	2,596	55,022
Loblaw Companies Ltd.	1,830	96,582
Magna International Inc. Class A	2,760	134,671
Manulife Financial Corp.	11,550	185,599
Metro Inc.	2,880	75,198
National Bank of Canada	2,700	87,869
Onex Corp.	840	50,570
Open Text Corp.	960	43,054
Pembina Pipeline Corp.	2,280	62,548
Potash Corp. of Saskatchewan Inc.	5,610	144,456
Power Corp. of Canada	2,040	44,158
Power Financial Corp.	1,080	26,251
Restaurant Brands International Inc.	1,590	60,326
RioCan REIT	2,010	36,725
Rogers Communications Inc. Class B	2,400	81,010
Royal Bank of Canada	8,910	491,138
Saputo Inc.	2,160	49,191
Shaw Communications Inc. Class B	2,556	50,774
Silver Wheaton Corp.	3,900	47,281
SNC-Lavalin Group Inc.	1,230	36,516
Sun Life Financial Inc.	3,750	117,869
Suncor Energy Inc.	10,050	281,445

Security	Shares	Value
TELUS Corp.	64	$2,070
Thomson Reuters Corp.	2,280	87,704
Toronto-Dominion Bank (The)	11,580	456,759
Tourmaline Oil Corp.[a,b]	1,410	35,290
TransCanada Corp.	4,440	153,173
Valeant Pharmaceuticals International Inc.[a]	2,130	488,259
Vermilion Energy Inc.	1,140	39,054

		6,926,763
DENMARK — 0.74%
AP Moeller – Maersk A/S Class A	90	150,111
Carlsberg A/S Class B	900	67,827
Coloplast A/S Class B	960	65,301
Danske Bank A/S	5,190	160,506
DSV A/S	2,520	89,889
Novo Nordisk A/S Class B	12,240	678,423
Novozymes A/S Class B	2,070	90,059
Pandora A/S	810	93,452
Vestas Wind Systems A/S	1,590	84,858
William Demant Holding A/Sa,b	570	46,252

		1,526,678
FINLAND — 0.31%
Elisa OYJ	1,170	38,936
Fortum OYJ	2,640	42,922
Kone OYJ Class Bb	2,340	92,503
Metso OYJ	1,080	26,623
Nokia OYJ	24,870	155,497
Sampo OYJ Class A	2,520	121,502
Stora Enso OYJ Class R	4,860	43,211
UPM-Kymmene OYJ	3,990	66,481
Wartsila OYJ Abp	1,320	54,607

		642,282
FRANCE — 3.79%
Accor SA	1,560	73,905
Air Liquide SA	2,204	263,875
Airbus Group SE	4,038	262,833
Alcatel-Lucent[a,b]	22,710	76,187
Alstom SAa	1,530	47,436
ArcelorMittal	6,000	46,651
Atos	600	45,535
AXA SA	11,130	280,289
BNP Paribas SA	6,780	427,482
Bollore SA	7,770	41,947
Bouygues SA	1,380	52,481

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Bureau Veritas SA	1,920	$43,791
Cap Gemini SA	1,110	99,650
Carrefour SA	4,110	133,460
Casino Guichard Perrachon SAb	480	30,334
Christian Dior SE	420	77,839
Cie. de Saint-Gobain	2,910	133,573
Cie. Generale des Etablissements Michelin Class B	1,290	124,727
Credit Agricole SA	6,540	88,560
Danone SA	3,780	234,604
Dassault Systemes	960	66,574
Edenred	1,650	34,952
Electricite de France SA	1,470	31,773
Engie	9,030	161,738
Essilor International SA	1,350	160,949
Eutelsat Communications SA	1,140	34,329
Groupe Eurotunnel SE Registered	5,670	76,652
Hermes International	189	67,058
Iliad SA	240	54,134
Kering	540	92,424
Klepierre	2,064	90,705
L’Oreal SA	1,560	266,916
Lagardere SCA	1,170	31,791
Legrand SA	1,890	108,916
LVMH Moet Hennessy Louis Vuitton SE	1,740	289,818
Numericable-SFR SAS[a]	810	41,609
Orange SA	12,540	197,980
Pernod Ricard SA	1,440	150,896
Peugeot SAa	3,570	61,603
Publicis Groupe SA	1,260	89,679
Renault SA	1,304	108,255
Safran SA	1,860	145,097
Sanofi	7,650	755,778
Schneider Electric SE	3,589	226,530
SCOR SE	1,320	46,502
SES SA	2,520	74,756
Societe BIC SA	300	47,548
Societe Generale SA	4,927	239,902
Sodexo SA	750	65,911
STMicroelectronics NV	4,710	34,162
Suez Environnement Co.	2,130	38,389
Technip SA	840	45,706
Thales SA	930	63,993
Total SA	13,830	632,335

Security	Shares	Value
Unibail-Rodamco SE	630	$163,243
Veolia Environnement SA	3,150	69,003
Vinci SA	3,090	198,773
Vivendi SA	7,770	191,930

		7,843,468
GERMANY — 3.25%
adidas AG	1,650	123,354
Allianz SE Registered	2,850	454,265
BASF SE	6,060	487,674
Bayer AG Registered	5,370	727,766
Bayerische Motoren Werke AG	2,190	201,759
Beiersdorf AG	810	66,963
Brenntag AG	1,620	89,998
Commerzbank AGa	7,980	89,344
Continental AG	798	169,398
Daimler AG Registered	6,240	501,041
Deutsche Annington Immobilien SE	3,160	103,338
Deutsche Bank AG Registered	8,912	262,379
Deutsche Boerse AG	1,470	131,425
Deutsche Post AG Registered	6,870	189,020
Deutsche Telekom AG Registered	20,160	344,373
E.ON SE	11,970	135,532
Fresenius Medical Care AG & Co. KGaA	1,770	135,280
Fresenius SE & Co. KGaA	2,700	190,748
GEA Group AG	1,830	71,358
Hannover Rueck SE	600	60,924
HeidelbergCement AG	1,080	81,515
Henkel AG & Co. KGaA	870	79,761
Infineon Technologies AG	8,910	97,381
Kabel Deutschland Holding AGa	450	60,936
Lanxess AG	930	47,206
Linde AG	1,320	229,106
MAN SE	540	56,574
Merck KGaA	900	85,991
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,170	214,739
Osram Licht AG	1,080	57,070
QIAGEN NVa	2,850	75,253
RWE AG	3,540	53,132
SAP SE	6,210	417,429
Siemens AG Registered	5,280	523,350
ThyssenKrupp AG	3,671	79,491

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Volkswagen AG	150	$28,018

		6,722,891
HONG KONG — 1.18%
AIA Group Ltd.[b]	90,000	497,610
Bank of East Asia Ltd. (The)[b]	30,000	103,161
BOC Hong Kong Holdings Ltd.[b]	45,000	152,128
Cheung Kong Property Holdings Ltd.[a]	16,500	115,606
CK Hutchison Holdings Ltd.	30,000	399,868
CLP Holdings Ltd.[b]	15,000	124,160
Galaxy Entertainment Group Ltd.[b]	30,000	96,193
Hang Seng Bank Ltd.[b]	12,000	213,521
Hong Kong & China Gas Co. Ltd.[b]	60,610	114,337
Hong Kong Exchanges and Clearing Ltd.	7,300	171,619
Li & Fung Ltd.[b]	68,000	44,836
Link REIT[b]	15,000	79,548
Michael Kors Holdings Ltd.[a]	1,380	59,975
MTR Corp. Ltd.	30,000	133,741
New World Development Co. Ltd.	60,333	61,345
Sands China Ltd.[b]	24,000	83,303

		2,450,951
IRELAND — 0.65%
Bank of Ireland[a]	191,700	76,254
CRH PLC	5,100	152,521
Endo International PLC[a]	1,410	108,570
Jazz Pharmaceuticals PLC[a]	360	60,775
Kerry Group PLC Class A	1,320	98,135
Medtronic PLC	8,880	641,935
Pentair PLC	1,530	84,594
Tyco International PLC	3,330	120,846

		1,343,630
ISRAEL — 0.24%
Bank Hapoalim BM	20,820	105,364
Teva Pharmaceutical Industries Ltd.	6,120	399,781

		505,145
ITALY — 0.94%
Assicurazioni Generali SpA	8,160	149,310
Atlantia SpA	3,540	94,642
Banca Monte dei Paschi di Siena SpA[a]	16,950	35,573
Banco Popolare SCa	1,377	23,638
CNH Industrial NV	7,920	62,475

Security	Shares	Value
Enel SpA	44,060	$198,267
Eni SpA	16,050	263,106
Finmeccanica SpA[a]	3,996	54,044
Intesa Sanpaolo SpA	94,242	343,616
Luxottica Group SpA	1,320	89,335
Saipem SpA[a,b]	3,330	32,033
Snam SpA	14,010	68,476
Telecom Italia SpA[a,b]	83,610	101,461
Telecom Italia SpA RSP	34,530	34,570
Tenaris SA	3,360	43,597
Terna Rete Elettrica Nazionale SpA	10,980	51,132
UniCredit SpA	34,860	227,723
Unione di Banche Italiane SpA	9,072	70,750

		1,943,748
JAPAN — 8.84%
Aeon Co. Ltd.	9,000	135,240
Aisin Seiki Co. Ltd.	3,000	108,429
ANA Holdings Inc.	30,000	88,105
Asahi Group Holdings Ltd.	6,000	198,168
Astellas Pharma Inc.	18,000	267,360
Bridgestone Corp.	6,000	201,386
Canon Inc.	9,000	275,306
Casio Computer Co. Ltd.	3,300	63,557
Chubu Electric Power Co. Inc.	9,000	139,510
Chugai Pharmaceutical Co. Ltd.	3,000	112,266
Chugoku Electric Power Co. Inc. (The)	6,000	87,833
Dai-ichi Life Insurance Co. Ltd. (The)	9,000	164,278
Daiichi Sankyo Co. Ltd.	6,900	133,092
Daikin Industries Ltd.	3,000	179,181
Daiwa House Industry Co. Ltd.	6,000	147,593
Denso Corp.	6,000	268,796
Dentsu Inc.	3,000	153,979
East Japan Railway Co.	3,000	277,386
Eisai Co. Ltd.	3,000	204,827
FANUC Corp.	1,100	178,954
Fast Retailing Co. Ltd.	200	81,305
Fuji Heavy Industries Ltd.	6,000	211,437
FUJIFILM Holdings Corp.	3,000	123,505
Hakuhodo DY Holdings Inc.	6,000	60,106
Hitachi Ltd.	30,000	168,783
Honda Motor Co. Ltd.	12,000	378,661
Hoya Corp.	6,000	235,153

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Iida Group Holdings Co. Ltd.	3,000	$53,175
INPEX Corp.	9,000	90,754
ITOCHU Corp.	15,000	180,158
Japan Airlines Co. Ltd.	3,000	106,820
Japan Exchange Group Inc.	3,000	93,576
Japan Retail Fund Investment Corp.	60	110,707
Japan Tobacco Inc.	9,000	321,537
JFE Holdings Inc.	6,000	93,205
JTEKT Corp.	3,000	42,307
JX Holdings Inc.	27,000	104,471
Kansai Electric Power Co. Inc. (The)[a]	9,000	112,403
Kao Corp.	6,000	274,886
KDDI Corp.	15,000	373,561
Kirin Holdings Co. Ltd.	9,000	132,343
Kobe Steel Ltd.	60,000	80,703
Komatsu Ltd.	9,000	149,610
Konica Minolta Inc.	6,000	65,949
Kuraray Co. Ltd.	9,000	106,573
Kyocera Corp.	3,000	147,419
Kyushu Electric Power Co. Inc.[a]	6,000	71,593
Marubeni Corp.	15,000	82,337
Marui Group Co. Ltd.	3,000	36,341
Mazda Motor Corp.	6,000	103,503
Mitsubishi Chemical Holdings Corp.	18,000	102,592
Mitsubishi Corp.	12,000	223,295
Mitsubishi Electric Corp.	8,000	79,944
Mitsubishi Estate Co. Ltd.	5,000	107,645
Mitsubishi Heavy Industries Ltd.	30,000	143,434
Mitsubishi Motors Corp.	6,000	46,095
Mitsubishi UFJ Financial Group Inc.	93,600	617,975
Mitsubishi UFJ Lease & Finance Co. Ltd.	21,000	101,547
Mitsui & Co. Ltd.	15,100	196,686
Mitsui Fudosan Co. Ltd.	4,000	110,905
Mizuho Financial Group Inc.	189,000	387,872
MS&AD Insurance Group Holdings Inc.	4,900	154,701
Murata Manufacturing Co. Ltd.	800	115,856
Nagoya Railroad Co. Ltd.	30,000	119,569
NEC Corp.	30,000	94,814
Nidec Corp.	3,000	235,326
Nikon Corp.[b]	6,000	76,990
Nintendo Co. Ltd.	500	103,189

Security	Shares	Value
Nippon Paint Holdings Co. Ltd.	3,000	$61,790
Nippon Steel & Sumitomo Metal Corp.	60,470	124,598
Nippon Telegraph & Telephone Corp.	6,000	229,212
Nissan Motor Co. Ltd.	21,000	190,098
Nitto Denko Corp.	3,000	202,302
Nomura Holdings Inc.	33,000	208,617
NTT DOCOMO Inc.	12,000	251,368
Olympus Corp.	3,000	109,667
Omron Corp.	3,000	112,885
Oriental Land Co. Ltd./Japan	3,000	165,639
ORIX Corp.	12,000	161,802
Otsuka Holdings Co. Ltd.	3,000	102,377
Panasonic Corp.	18,000	198,663
Rakuten Inc.	9,000	128,778
Resona Holdings Inc.	27,000	136,755
Ricoh Co. Ltd.	6,000	58,695
Sekisui House Ltd.	9,000	134,608
Seven & I Holdings Co. Ltd.	6,000	261,914
Seven Bank Ltd.	18,000	76,940
Shin-Etsu Chemical Co. Ltd.	3,000	165,194
Shionogi & Co. Ltd.	3,000	117,836
Shiseido Co. Ltd.	3,000	62,990
SoftBank Group Corp.	6,000	349,697
Sompo Japan Nipponkoa Holdings Inc.	3,000	99,592
Sony Corp.[a]	9,000	234,831
Sumitomo Corp.	12,000	127,491
Sumitomo Electric Industries Ltd.	9,000	123,802
Sumitomo Mitsui Financial Group Inc.	9,000	368,659
Sumitomo Mitsui Trust Holdings Inc.	30,000	124,075
Sumitomo Realty & Development Co. Ltd.	2,000	67,682
Suzuki Motor Corp.	3,000	102,228
Sysmex Corp.	3,000	182,201
T&D Holdings Inc.	9,000	121,389
Takeda Pharmaceutical Co. Ltd.	6,000	295,185
Tohoku Electric Power Co. Inc.	6,000	82,436
Tokio Marine Holdings Inc.	6,000	241,416
Tokyo Electric Power Co. Inc.[a,b]	15,000	102,735
Tokyo Electron Ltd.	3,000	157,891
Tokyu Fudosan Holdings Corp.	9,000	61,938

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Toshiba Corp.	30,000	$95,061
Toyota Motor Corp.	18,000	1,068,251
Unicharm Corp.	3,000	60,676
USS Co. Ltd.	6,000	106,647
Yahoo Japan Corp.	18,100	73,335
Yamada Denki Co. Ltd.	12,000	46,243
Yamato Holdings Co. Ltd.	3,000	58,584
Yokogawa Electric Corp.	6,000	70,603

		18,281,938
NETHERLANDS — 1.18%
Aegon NV	12,480	76,715
Akzo Nobel NV	1,620	109,530
Altice NV Class Aa,b	2,007	57,177
Altice NV Class Ba,b	669	20,974
ASML Holding NV	2,280	208,671
Fiat Chrysler Automobiles NVa,b	6,630	93,159
Gemalto NVb	623	44,816
Heineken Holding NV	720	50,180
Heineken NV	1,470	116,123
ING Groep NV CVA	26,370	403,177
Koninklijke Ahold NV	6,252	123,399
Koninklijke DSM NV	1,351	71,012
Koninklijke KPN NV	21,341	83,025
Koninklijke Philips NV	6,675	171,426
Mylan NVa	2,610	129,430
Randstad Holding NV	1,035	65,350
RELX NV	6,831	105,130
Unilever NV CVA	10,200	408,419
Wolters Kluwer NV	3,030	95,912

		2,433,625
NEW ZEALAND — 0.03%
Fletcher Building Ltd.	7,320	33,375
Spark New Zealand Ltd.	18,330	39,233

		72,608
NORWAY — 0.21%
DNB ASA	6,810	96,155
Norsk Hydro ASA	9,330	31,888
Orkla ASA	6,780	49,321
Statoil ASA	6,990	103,282
Telenor ASA	4,590	90,372
Yara International ASA	1,350	59,455

		430,473

Security	Shares	Value
PORTUGAL — 0.07%
Banco Comercial Portugues SA Registered[a,b]	274,920	$19,407
EDP – Energias de Portugal SA	22,440	78,600
Galp Energia SGPS SA	3,990	42,012

		140,019
SINGAPORE — 0.44%
Ascendas REIT[b]	60,000	94,873
CapitaLand Ltd.[b]	54,000	107,977
CapitaLand Mall Trust[b]	84,000	114,359
Genting Singapore PLC	120,000	65,518
Global Logistic Properties Ltd.[b]	60,000	94,448
Hutchison Port Holdings Trust[b]	120,000	63,000
Noble Group Ltd.[b]	60,000	23,186
Oversea-Chinese Banking Corp. Ltd.[b]	18,000	113,976
Singapore Press Holdings Ltd.[b]	7,000	19,556
Singapore Telecommunications Ltd.[b]	78,000	206,850

		903,743
SPAIN — 1.37%
Abertis Infraestructuras SA	3,962	65,526
ACS Actividades de Construccion y Servicios SA	1,632	52,912
Amadeus IT Holding SA Class A	3,120	130,434
Banco Bilbao Vizcaya Argentaria SA	40,425	374,283
Banco de Sabadell SAb	39,453	83,993
Banco Popular Espanol SA	14,490	62,038
Banco Santander SA	92,370	565,113
Bankia SA	40,740	49,164
Bankinter SA	8,520	64,154
CaixaBank SA	17,971	77,727
Distribuidora Internacional de Alimentacion SA	5,730	34,452
Endesa SA	2,040	42,288
Ferrovial SA	3,715	88,748
Gas Natural SDG SA	2,490	50,500
Grifols SA	1,260	51,609
Iberdrola SA	30,461	206,666
Industria de Diseno Textil SA	6,900	229,933
International Consolidated Airlines Group SAa	12,600	105,026
Red Electrica Corp. SA	112	8,940
Repsol SA	7,596	108,562

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Telefonica SA	27,338	$385,660

		2,837,728
SWEDEN — 1.13%
Alfa Laval AB	2,790	46,953
Assa Abloy AB	8,280	158,179
Atlas Copco AB Class A	3,930	98,884
Atlas Copco AB Class B	3,360	76,504
Boliden AB	2,704	44,582
Electrolux AB Class B	1,710	48,185
Hennes & Mauritz AB Class B	6,000	230,376
Hexagon AB Class B	1,740	55,941
Investment AB Kinnevik Class B	1,920	54,148
Investor AB Class B	3,690	132,593
Lundin Petroleum ABa,b	2,250	29,327
Millicom International Cellular SA SDR	420	27,966
Nordea Bank AB	18,390	217,162
Sandvik AB	7,835	75,531
Skandinaviska Enskilda Banken AB Class A	9,480	110,103
Skanska AB Class B	3,360	65,733
SKF AB Class B	3,000	57,241
Svenska Cellulosa AB SCA Class B	3,660	104,125
Svenska Handelsbanken AB Class A	10,020	149,380
Swedbank AB Class A	5,970	136,071
Swedish Match AB	1,590	46,902
Telefonaktiebolaget LM Ericsson Class B	19,710	191,752
TeliaSonera AB	11,850	66,727
Volvo AB Class B	10,511	114,088

		2,338,453
SWITZERLAND — 3.75%
ABB Ltd. Registered	14,970	289,013
Actelion Ltd. Registered	750	102,373
Adecco SA Registered	1,080	84,821
Aryzta AG	840	43,066
Baloise Holding AG Registered	570	69,788
Cie. Financiere Richemont SA Class A Registered	3,510	262,601
Credit Suisse Group AG Registered	10,200	273,709
Geberit AG Registered	360	114,397
Givaudan SA Registered	90	154,956
Julius Baer Group Ltd.	1,770	86,153

Security	Shares	Value
Kuehne + Nagel International AG Registered	450	$59,935
LafargeHolcim Ltd. Registered	3,088	196,383
Nestle SA Registered	20,490	1,510,715
Novartis AG Registered	14,610	1,430,709
Partners Group Holding AG	240	77,493
Roche Holding AG	4,440	1,212,099
Schindler Holding AG Participation Certificates	360	55,207
Schindler Holding AG Registered	270	42,047
SGS SA Registered	60	105,848
Sonova Holding AG Registered	390	50,774
Swatch Group AG (The) Bearer	300	114,875
Swiss Life Holding AG Registered	270	63,211
Swiss Prime Site AG Registered	390	30,589
Swiss Re AG	2,160	185,500
Swisscom AG Registered	150	81,045
Syngenta AG Registered	630	218,241
Transocean Ltd.[b]	2,670	36,500
UBS Group AG	23,740	491,714
Weatherford International PLC[a]	5,790	58,769
Zurich Insurance Group AG	930	255,520

		7,758,051
UNITED KINGDOM — 7.77%
3i Group PLC	8,970	67,848
Aberdeen Asset Management PLC	8,010	39,286
Admiral Group PLC	1,890	45,056
Aggreko PLC	1,935	31,754
Amec Foster Wheeler PLC	2,820	34,979
Anglo American PLC	9,000	102,569
Antofagasta PLC	4,680	43,835
ARM Holdings PLC	9,540	136,968
Associated British Foods PLC	2,790	137,398
AstraZeneca PLC	8,310	526,568
Aviva PLC	24,882	185,143
Babcock International Group PLC	3,990	59,464
BAE Systems PLC	22,350	155,441
Barclays PLC	104,580	420,527
BG Group PLC	22,440	343,264
BHP Billiton PLC	13,740	239,216
BP PLC	118,140	655,026
British American Tobacco PLC	12,210	653,321
British Land Co. PLC (The)	8,070	101,776
BT Group PLC	56,460	379,775

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Bunzl PLC	3,270	$87,459
Burberry Group PLC	3,780	82,030
Capita PLC	4,590	87,254
Carnival PLC	1,380	70,465
Centrica PLC	33,000	123,434
Cobham PLC	10,530	45,606
Compass Group PLC	11,770	187,358
Croda International PLC	1,170	52,040
Diageo PLC	16,140	429,443
Experian PLC	7,080	120,759
G4S PLC	14,640	57,754
GKN PLC	14,010	62,854
GlaxoSmithKline PLC	30,600	630,877
Glencore PLC	67,954	154,993
Hammerson PLC	8,250	79,684
HSBC Holdings PLC	123,090	981,964
ICAP PLC	4,800	33,523
IMI PLC	2,520	40,230
Imperial Tobacco Group PLC	6,390	310,461
Inmarsat PLC	5,850	88,264
InterContinental Hotels Group PLC	2,103	79,437
Intertek Group PLC	1,290	50,315
Intu Properties PLC	9,229	45,847
Investec PLC	4,830	39,706
ITV PLC	27,450	105,630
J Sainsbury PLC	9,734	36,334
Johnson Matthey PLC	1,650	68,645
Kingfisher PLC	15,480	84,805
Land Securities Group PLC	6,780	130,554
Legal & General Group PLC	37,590	146,095
Lloyds Banking Group PLC	378,420	450,359
London Stock Exchange Group PLC	2,314	89,685
Marks & Spencer Group PLC	11,160	89,511
Meggitt PLC	7,800	57,271
National Grid PLC	21,960	290,494
Next PLC	1,110	135,635
Nielsen Holdings PLC	2,100	94,983
Old Mutual PLC	29,670	91,356
Pearson PLC	5,160	89,916
Petrofac Ltd.	1,830	25,106
Prudential PLC	15,810	344,798
Randgold Resources Ltd.	840	51,147
Reckitt Benckiser Group PLC	3,930	347,973
RELX PLC	8,160	131,148

Security	Shares	Value
Rexam PLC	5,811	$48,127
Rio Tinto PLC	8,670	318,427
Rolls-Royce Holdings PLC	12,780	146,140
Royal Bank of Scotland Group PLC[a]	22,530	116,705
Royal Dutch Shell PLC Class A	25,290	659,288
Royal Dutch Shell PLC Class B	15,630	410,225
RSA Insurance Group PLC	8,807	69,622
SABMiller PLC	6,180	290,278
Sage Group PLC (The)	9,482	75,177
SEGRO PLC	9,750	62,921
Severn Trent PLC	2,040	65,166
Shire PLC	4,080	315,321
Sky PLC	6,570	105,392
Smith & Nephew PLC	6,270	112,151
Smiths Group PLC	3,240	56,259
SSE PLC	6,168	139,545
Standard Chartered PLC	16,500	194,134
Standard Life PLC	12,175	77,915
Tate & Lyle PLC	4,110	34,261
Tesco PLC	51,840	152,563
Tullow Oil PLC[a]	7,530	25,849
Unilever PLC	8,220	331,609
United Utilities Group PLC	4,620	60,753
Vodafone Group PLC	168,543	587,650
Weir Group PLC (The)	1,710	36,925
Whitbread PLC	1,560	115,093
Wolseley PLC	1,961	126,884
WPP PLC	8,190	170,175

		16,066,971
UNITED STATES — 57.06%
3M Co.	4,020	571,403
Abbott Laboratories	9,570	433,425
AbbVie Inc.	10,690	667,163
Accenture PLC Class A	3,990	376,137
ACE Ltd.	2,010	205,342
Activision Blizzard Inc.	3,450	98,773
Adobe Systems Inc.[a]	3,270	256,924
ADT Corp. (The)	1,200	39,336
Advance Auto Parts Inc.	510	89,377
AES Corp./VA	4,410	52,920
Aetna Inc.	2,250	257,670
Affiliated Managers Group Inc.[a]	540	100,678
Aflac Inc.	2,310	135,366
AGCO Corp.	840	41,194

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Agilent Technologies Inc.	2,250	$81,698
Air Products & Chemicals Inc.	1,380	192,551
Airgas Inc.	540	52,121
Akamai Technologies Inc.[a]	1,290	91,990
Albemarle Corp.	720	32,551
Alcoa Inc.	8,220	77,679
Alexion Pharmaceuticals Inc.[a]	1,470	253,119
Alleghany Corp.[a]	120	56,375
Allergan PLC[a]	2,490	756,313
Alliance Data Systems Corp.[a]	390	100,304
Alliant Energy Corp.	990	56,103
Allstate Corp. (The)	2,730	159,104
Alnylam Pharmaceuticals Inc.[a]	570	58,659
Altera Corp.	2,070	100,498
Altria Group Inc.	12,540	671,893
Amazon.com Inc.[a]	2,550	1,307,869
Ameren Corp.	1,860	74,939
American Airlines Group Inc.	1,560	60,809
American Capital Agency Corp.	2,280	43,616
American Electric Power Co. Inc.	3,180	172,642
American Express Co.	5,880	451,114
American International Group Inc.	8,580	517,717
American Tower Corp.	2,700	248,913
American Water Works Co. Inc.	1,410	73,235
Ameriprise Financial Inc.	1,320	148,724
AmerisourceBergen Corp.	1,620	162,065
AMETEK Inc.	2,010	108,178
Amgen Inc.	4,860	737,651
Amphenol Corp. Class A	2,040	106,814
Anadarko Petroleum Corp.	3,240	231,919
Analog Devices Inc.	2,073	115,798
Annaly Capital Management Inc.	6,180	62,171
ANSYS Inc.[a]	750	66,450
Anthem Inc.	1,800	253,890
Aon PLC	1,920	179,405
Apache Corp.	2,370	107,219
Apple Inc.	37,410	4,218,352
Applied Materials Inc.	8,160	131,254
Arch Capital Group Ltd.[a]	990	67,597
Archer-Daniels-Midland Co.	4,200	188,958
Arrow Electronics Inc.[a]	810	45,295
Assurant Inc.	600	44,610
AT&T Inc.	37,740	1,252,968
Autodesk Inc.[a]	1,620	75,735

Security	Shares	Value
Autoliv Inc.[b]	660	$67,419
Automatic Data Processing Inc.	3,060	236,599
AutoZone Inc.[a]	210	150,358
Avago Technologies Ltd.	1,740	219,188
AvalonBay Communities Inc.	810	133,699
Avery Dennison Corp.	960	55,757
Avnet Inc.	1,050	44,520
Axis Capital Holdings Ltd.[b]	720	40,320
Baker Hughes Inc.	2,790	156,240
Ball Corp.	1,260	83,047
Bank of America Corp.	67,260	1,099,028
Bank of New York Mellon Corp. (The)	7,350	292,530
Baxalta Inc.[a]	3,536	124,290
Baxter International Inc.	3,120	119,964
BB&T Corp.	4,350	160,602
Becton Dickinson and Co.	1,238	174,583
Bed Bath & Beyond Inc.[a]	1,500	93,165
Berkshire Hathaway Inc. Class Ba	7,350	985,194
Best Buy Co. Inc.	2,250	82,665
Biogen Inc.[a]	1,530	454,869
BioMarin Pharmaceutical Inc.[a]	1,170	151,211
BlackRock Inc.[c]	810	245,001
Boeing Co. (The)	4,320	564,538
BorgWarner Inc.	1,470	64,151
Boston Properties Inc.	1,140	129,253
Boston Scientific Corp.[a]	9,780	163,717
Bristol-Myers Squibb Co.	10,650	633,355
Broadcom Corp. Class A	3,450	178,261
Brown-Forman Corp. Class B	990	97,119
Bunge Ltd.	1,050	76,073
CA Inc.	2,310	63,040
Cabot Oil & Gas Corp.	3,060	72,430
Calpine Corp.[a]	2,820	44,951
Cameron International Corp.[a]	1,620	108,151
Campbell Soup Co.	1,350	64,787
Capital One Financial Corp.	3,510	272,902
Cardinal Health Inc.	2,160	177,703
CarMax Inc.[a]	1,530	93,330
Carnival Corp.	2,370	116,675
Caterpillar Inc.	3,810	291,236
CBRE Group Inc. Class Aa	2,670	85,493
CBS Corp. Class B NVS	3,240	146,578
CDK Global Inc.	1,140	56,476

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Celanese Corp. Series A	1,170	$70,949
Celgene Corp.[a]	5,250	619,920
CenterPoint Energy Inc.	2,820	52,508
CenturyLink Inc.	3,630	98,155
Cerner Corp.[a]	2,040	125,990
CF Industries Holdings Inc.	1,800	103,284
CH Robinson Worldwide Inc.	1,140	76,870
Charles Schwab Corp. (The)	8,160	247,901
Charter Communications Inc. Class Aa,b	570	103,518
Cheniere Energy Inc.[a]	1,680	104,412
Chesapeake Energy Corp.[b]	4,020	31,396
Chevron Corp.	11,670	945,153
Chipotle Mexican Grill Inc.[a]	240	170,402
Chubb Corp. (The)	1,410	170,342
Church & Dwight Co. Inc.	930	80,240
Cigna Corp.	1,740	244,975
Cimarex Energy Co.	660	72,937
Cincinnati Financial Corp.	840	43,957
Cintas Corp.	1,050	89,240
Cisco Systems Inc.	32,280	835,406
CIT Group Inc.	1,230	53,431
Citigroup Inc.	19,290	1,031,629
Citrix Systems Inc.[a]	1,290	87,862
Clorox Co. (The)	690	76,707
CME Group Inc./IL	2,070	195,491
CMS Energy Corp.	2,070	67,855
Coach Inc.	1,800	54,450
Coca-Cola Co. (The)	26,730	1,051,024
Coca-Cola Enterprises Inc.	1,890	97,316
Cognizant Technology Solutions Corp. Class Aa	4,020	253,019
Colgate-Palmolive Co.	5,310	333,521
Columbia Pipeline Group Inc.	2,190	55,538
Comcast Corp. Class A	13,920	784,114
Comcast Corp. Class A Special NVS	2,100	120,204
Comerica Inc.	1,230	54,120
Communications Sales & Leasing Inc./CSL Capital LLC[a]	822	16,522
Computer Sciences Corp.	1,080	66,949
ConAgra Foods Inc.	2,940	122,539
Concho Resources Inc.[a]	810	87,610
ConocoPhillips	7,530	370,099

Security	Shares	Value
CONSOL Energy Inc.	1,800	$27,414
Consolidated Edison Inc.	1,740	109,463
Constellation Brands Inc. Class A	1,140	145,920
Continental Resources Inc./OKa,b	938	30,110
Core Laboratories NV	330	38,174
Corning Inc.	9,000	154,890
Costco Wholesale Corp.	2,820	394,941
CR Bard Inc.	540	104,647
Crown Castle International Corp.	2,100	175,119
Crown Holdings Inc.[a]	1,260	62,458
CSX Corp.	6,840	187,279
Cummins Inc.	1,230	149,752
CVS Health Corp.	7,380	755,712
Danaher Corp.	3,930	341,989
Darden Restaurants Inc.	1,050	71,411
DaVita HealthCare Partners Inc.[a]	1,200	90,768
Deere & Co.	2,130	174,191
Delphi Automotive PLC	1,830	138,202
DENTSPLY International Inc.	1,110	58,175
Devon Energy Corp.	2,400	102,384
Dick’s Sporting Goods Inc.	750	37,598
Digital Realty Trust Inc.[b]	1,050	66,486
Discover Financial Services	3,180	170,861
Discovery Communications Inc. Class Aa,b	1,020	27,132
Discovery Communications Inc. Class C NVS[a]	2,280	57,821
DISH Network Corp. Class Aa	1,530	90,683
Dollar General Corp.	2,070	154,194
Dollar Tree Inc.[a]	1,734	132,235
Dominion Resources Inc./VA	3,570	249,007
Dover Corp.	1,350	83,633
Dow Chemical Co. (The)	7,290	319,010
DR Horton Inc.	2,370	71,977
Dr. Pepper Snapple Group Inc.	1,560	119,699
DTE Energy Co.	1,170	91,330
Duke Energy Corp.	4,170	295,695
Duke Realty Corp.	3,720	67,183
Dun & Bradstreet Corp. (The)	420	44,507
Eastman Chemical Co.	1,140	82,604
Eaton Corp. PLC	2,940	167,756
Eaton Vance Corp. NVS	1,200	41,604
eBay Inc.[a]	7,170	194,379
Ecolab Inc.	1,890	206,275

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Edgewell Personal Care Co.	420	$36,985
Edison International	2,370	138,598
Edwards Lifesciences Corp.[a]	810	114,113
EI du Pont de Nemours & Co.	5,850	301,275
Electronic Arts Inc.[a]	2,190	144,868
Eli Lilly & Co.	6,180	508,923
EMC Corp./MA	12,690	315,600
Emerson Electric Co.	4,230	201,856
Energen Corp.	630	32,760
Ensco PLC Class A	1,560	28,252
Entergy Corp.	1,350	88,196
EOG Resources Inc.	3,600	281,916
EQT Corp.	1,110	86,380
Equifax Inc.	1,020	99,858
Equinix Inc.	367	99,006
Equity Residential	2,220	158,175
Essex Property Trust Inc.	480	103,018
Estee Lauder Companies Inc. (The) Class A	1,500	119,655
Everest Re Group Ltd.	270	47,469
Eversource Energy	2,070	97,787
Exelon Corp.	5,790	178,100
Expedia Inc.	810	93,142
Expeditors International of Washington Inc.	1,560	76,393
Express Scripts Holding Co.[a]	4,740	396,264
Exxon Mobil Corp.	26,910	2,024,708
F5 Networks Inc.[a]	570	69,204
Facebook Inc. Class Aa	13,560	1,212,671
Fastenal Co.[b]	2,070	79,778
Federal Realty Investment Trust	750	96,810
FedEx Corp.	1,860	280,135
Fidelity National Information Services Inc.	1,890	130,523
Fifth Third Bancorp	5,340	106,373
First Republic Bank/CA	1,200	72,372
FirstEnergy Corp.	2,970	94,921
Fiserv Inc.[a]	1,920	163,718
FleetCor Technologies Inc.[a]	510	76,072
Flextronics International Ltd.[a]	5,190	54,547
FLIR Systems Inc.	1,320	37,792
Flowserve Corp.	1,350	60,926
Fluor Corp.	1,290	58,850
FMC Corp.	1,110	46,964

Security	Shares	Value
FMC Technologies Inc.[a]	1,590	$55,300
FNF Group	1,920	69,907
Ford Motor Co.	21,690	300,840
Franklin Resources Inc.	2,940	119,305
Freeport-McMoRan Inc.	6,480	68,947
Frontier Communications Corp.	7,890	40,002
Gap Inc. (The)	1,830	60,042
Garmin Ltd.	810	30,464
General Dynamics Corp.	1,980	281,219
General Electric Co.	63,210	1,568,872
General Growth Properties Inc.	3,510	89,084
General Mills Inc.	3,660	207,742
General Motors Co.	9,185	270,406
Genuine Parts Co.	990	82,655
Gilead Sciences Inc.	9,540	1,002,368
Goldman Sachs Group Inc. (The)	2,460	463,956
Google Inc. Class Aa	1,860	1,204,945
Google Inc. Class Ca	1,980	1,224,135
H&R Block Inc.	2,370	80,627
Halliburton Co.	5,850	230,197
Hanesbrands Inc.	2,640	79,490
Harley-Davidson Inc.	1,230	68,942
Harman International Industries Inc.	510	49,847
Harris Corp.	900	69,138
Hartford Financial Services Group Inc. (The)	2,790	128,200
Hasbro Inc.	750	55,943
HCA Holdings Inc.[a]	2,100	181,902
HCP Inc.	3,120	115,627
Health Care REIT Inc.	2,040	129,234
Helmerich & Payne Inc.	990	58,420
Henry Schein Inc.[a]	690	94,399
Hershey Co. (The)	1,110	99,367
Hertz Global Holdings Inc.[a]	3,489	64,302
Hess Corp.	1,800	107,010
Hewlett-Packard Co.	11,730	329,144
HollyFrontier Corp.	1,320	61,855
Hologic Inc.[a]	2,070	80,337
Home Depot Inc. (The)	8,460	985,252
Honeywell International Inc.	4,560	452,671
Hormel Foods Corp.	1,260	76,986
Hospira Inc.[a]	1,200	107,964
Host Hotels & Resorts Inc.	6,000	106,380
Humana Inc.	960	175,478

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
IHS Inc. Class Aa	540	$62,651
Illinois Tool Works Inc.	2,580	218,087
Illumina Inc.[a]	990	195,634
Incyte Corp.[a]	1,110	128,971
Ingersoll-Rand PLC	2,190	121,085
Intel Corp.	29,850	851,919
Intercontinental Exchange Inc.	750	171,307
International Business Machines Corp.	6,000	887,340
International Flavors & Fragrances Inc.	690	75,590
International Paper Co.	2,640	113,890
Interpublic Group of Companies Inc. (The)	3,330	62,870
Intuit Inc.	1,890	162,067
Intuitive Surgical Inc.[a]	218	111,387
Invesco Ltd.	3,150	107,446
Iron Mountain Inc.	1,219	34,546
Isis Pharmaceuticals Inc.[a,b]	870	43,657
Jacobs Engineering Group Inc.[a]	1,200	48,492
JB Hunt Transport Services Inc.	780	56,768
JM Smucker Co. (The)	660	77,695
Johnson & Johnson	17,820	1,674,724
Johnson Controls Inc.	3,990	164,149
JPMorgan Chase & Co.	23,790	1,524,939
Juniper Networks Inc.	3,000	77,130
Kansas City Southern	810	75,119
Kellogg Co.	1,590	105,385
Keurig Green Mountain Inc.	840	47,544
KeyCorp	5,790	79,555
Kimberly-Clark Corp.	2,250	239,692
Kimco Realty Corp.	2,250	51,863
Kinder Morgan Inc./DE	11,490	372,391
KLA-Tencor Corp.	1,260	63,139
Kohl’s Corp.	1,440	73,483
Kraft Heinz Co. (The)	3,570	259,396
Kroger Co. (The)	6,720	231,840
L Brands Inc.	1,590	133,401
L-3 Communications Holdings Inc.	750	79,103
Laboratory Corp. of America Holdings[a]	660	77,755
Lam Research Corp.	1,200	87,324
Las Vegas Sands Corp.	2,730	126,208
Legg Mason Inc.	1,140	50,536

Security	Shares	Value
Leggett & Platt Inc.	1,140	$50,639
Leucadia National Corp.	2,340	50,216
Level 3 Communications Inc.[a]	2,160	96,617
Liberty Global PLC Series Aa	1,860	89,503
Liberty Global PLC Series C NVS[a]	3,570	160,186
Liberty Interactive Corp. QVC Group Series Aa	3,600	97,344
Liberty Media Corp. Class Aa	780	29,055
Liberty Media Corp. Class Ca	1,144	41,436
Liberty Property Trust	930	28,588
Lincoln National Corp.	2,010	102,088
Linear Technology Corp.	1,500	60,420
LinkedIn Corp. Class Aa	750	135,450
LKQ Corp.[a]	2,580	77,374
Lockheed Martin Corp.	1,800	362,124
Loews Corp.	2,100	76,545
Lowe’s Companies Inc.	6,600	456,522
lululemon athletica Inc.[a]	772	49,416
LyondellBasell Industries NV Class A	2,580	220,280
M&T Bank Corp.	720	85,133
Macerich Co. (The)	1,140	86,845
Macy’s Inc.	2,460	144,181
Mallinckrodt PLC[a]	810	69,854
ManpowerGroup Inc.	600	52,140
Marathon Oil Corp.	4,050	70,025
Marathon Petroleum Corp.	3,600	170,316
Marriott International Inc./MD Class A	1,710	120,829
Marsh & McLennan Companies Inc.	3,000	161,190
Martin Marietta Materials Inc.	420	70,476
Marvell Technology Group Ltd.	3,600	40,572
Masco Corp.	2,760	72,395
MasterCard Inc. Class A	6,570	606,871
Mattel Inc.	2,100	49,203
Maxim Integrated Products Inc.	2,250	75,758
McCormick & Co. Inc./MD	1,020	80,866
McDonald’s Corp.	5,850	555,867
McGraw Hill Financial Inc.	1,770	171,672
McKesson Corp.	1,530	302,297
MDU Resources Group Inc.	1,890	33,850
Mead Johnson Nutrition Co.	1,350	105,759
Medivation Inc.[a]	660	58,120
Merck & Co. Inc.	18,120	975,762

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
MetLife Inc.	5,910	$296,091
MGM Resorts International[a]	3,150	64,355
Microchip Technology Inc.[b]	1,560	66,300
Micron Technology Inc.[a]	6,630	108,798
Microsoft Corp.	50,010	2,176,435
Mohawk Industries Inc.[a]	450	88,637
Molson Coors Brewing Co. Class B	1,140	77,623
Mondelez International Inc. Class A	10,770	456,217
Monsanto Co.	3,240	316,386
Monster Beverage Corp.[a]	990	137,075
Moody’s Corp.	1,410	144,257
Morgan Stanley	9,630	331,753
Mosaic Co. (The)	2,010	82,068
Motorola Solutions Inc.	1,560	101,119
Murphy Oil Corp.	1,170	36,270
Nabors Industries Ltd.	2,790	32,197
NASDAQ OMX Group Inc. (The)	1,050	53,750
National Oilwell Varco Inc.	2,730	115,561
Navient Corp.	3,360	42,974
NetApp Inc.	2,400	76,704
Netflix Inc.[a]	2,520	289,876
New York Community Bancorp Inc.	3,360	59,338
Newell Rubbermaid Inc.	1,950	82,154
Newmont Mining Corp.	3,180	54,283
News Corp. Class Aa	2,553	34,797
NextEra Energy Inc.	2,898	285,192
NIKE Inc. Class B	4,680	522,990
Noble Energy Inc.	2,850	95,218
Nordstrom Inc.	1,050	76,524
Norfolk Southern Corp.	2,100	163,611
Northern Trust Corp.	1,500	104,760
Northrop Grumman Corp.	1,380	225,961
NRG Energy Inc.	2,550	50,796
Nucor Corp.	2,100	90,909
NVIDIA Corp.	3,240	72,835
O’Reilly Automotive Inc.[a]	780	187,255
Occidental Petroleum Corp.	4,860	354,829
Omnicom Group Inc.	1,710	114,536
ONEOK Inc.	1,472	53,007
Oracle Corp.	22,530	835,638
PACCAR Inc.	2,370	139,759
Palo Alto Networks Inc.[a]	510	83,752
Parker-Hannifin Corp.	1,080	116,273
PartnerRe Ltd.	360	49,828

Security	Shares	Value
Patterson Companies Inc.	840	$38,497
Paychex Inc.	2,280	101,825
PayPal Holdings Inc.[a]	7,170	250,950
People’s United Financial Inc.	2,580	39,990
Pepco Holdings Inc.	2,040	46,879
PepsiCo Inc.	9,450	878,188
Perrigo Co. PLC	960	175,651
Pfizer Inc.	38,790	1,249,814
PG&E Corp.	3,270	162,127
Philip Morris International Inc.	9,540	761,292
Phillips 66	3,540	279,908
Pinnacle West Capital Corp.	930	55,363
Pioneer Natural Resources Co.	990	121,829
Plum Creek Timber Co. Inc.	1,140	43,879
PNC Financial Services Group Inc. (The)[c]	3,270	297,962
PPG Industries Inc.	2,010	191,533
PPL Corp.	4,638	143,732
Praxair Inc.	1,710	180,832
Precision Castparts Corp.	930	214,132
Priceline Group Inc. (The)[a]	330	412,051
Principal Financial Group Inc.	2,010	101,203
Procter & Gamble Co. (The)	17,430	1,231,778
Progressive Corp. (The)	3,270	97,969
Prologis Inc.	3,660	139,080
Prudential Financial Inc.	2,850	229,995
Public Service Enterprise Group Inc.	3,900	156,975
Public Storage	990	199,257
PulteGroup Inc.	2,700	55,863
Puma Biotechnology Inc.[a,b]	180	16,546
PVH Corp.	600	71,388
Qorvo Inc.[a]	1,033	57,342
QUALCOMM Inc.	10,260	580,511
Quanta Services Inc.[a,b]	1,890	45,814
Quest Diagnostics Inc.	1,080	73,224
Rackspace Hosting Inc.[a]	780	23,720
Ralph Lauren Corp.	390	43,364
Range Resources Corp.	1,080	41,710
Raytheon Co.	2,130	218,453
Realty Income Corp.	1,440	64,354
Red Hat Inc.[a]	1,350	97,483
Regency Centers Corp.	990	58,717
Regeneron Pharmaceuticals Inc.[a]	510	261,885
Regions Financial Corp.	9,180	88,036

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
RenaissanceRe Holdings Ltd.	390	$39,761
Republic Services Inc.	2,040	83,599
Reynolds American Inc.	2,823	236,426
Rite Aid Corp.[a]	7,020	57,915
Robert Half International Inc.	1,260	64,298
Rockwell Automation Inc.	1,020	114,067
Rockwell Collins Inc.	1,080	88,398
Roper Technologies Inc.	810	131,293
Ross Stores Inc.	3,000	145,860
Royal Caribbean Cruises Ltd.	1,110	97,858
salesforce.com inc.[a]	4,020	278,827
SanDisk Corp.	1,440	78,566
SBA Communications Corp. Class Aa	1,020	120,564
SCANA Corp.	990	52,361
Schlumberger Ltd.	8,160	631,339
Scripps Networks Interactive Inc. Class A	660	35,039
Seagate Technology PLC	2,370	121,818
SEI Investments Co.	1,620	81,940
Sempra Energy	1,530	145,120
ServiceNow Inc.[a]	1,110	78,766
Sherwin-Williams Co. (The)	630	161,160
Sigma-Aldrich Corp.	840	117,104
Signet Jewelers Ltd.	660	91,080
Simon Property Group Inc.	2,013	360,971
Sirius XM Holdings Inc.[a]	27,240	103,921
Skyworks Solutions Inc.	1,260	110,061
SL Green Realty Corp.	630	65,211
Southern Co. (The)	5,160	223,996
Southwestern Energy Co.[a]	2,340	38,002
Spectra Energy Corp.	4,380	127,327
Splunk Inc.[a]	840	52,055
Sprint Corp.[a,b]	7,416	37,525
St. Jude Medical Inc.	2,070	146,577
Stanley Black & Decker Inc.	1,140	115,733
Staples Inc.	4,530	64,371
Starbucks Corp.	9,720	531,781
Starwood Hotels & Resorts Worldwide Inc.	1,320	94,340
State Street Corp.	2,880	207,130
Stericycle Inc.[a]	660	93,152
Stryker Corp.	1,920	189,408
SunEdison Inc.[a,b]	1,740	18,096
SunTrust Banks Inc.	3,510	141,699

Security	Shares	Value
Symantec Corp.	4,710	$96,508
Synopsys Inc.[a]	1,680	78,842
Sysco Corp.	3,480	138,748
T Rowe Price Group Inc.	1,740	125,071
T-Mobile U.S. Inc.[a]	2,130	84,369
Target Corp.	3,720	289,081
TD Ameritrade Holding Corp.	1,830	61,232
TE Connectivity Ltd.	2,640	156,526
Teradata Corp.[a,b]	1,290	37,707
Tesla Motors Inc.[a,b]	600	149,436
Tesoro Corp.	780	71,768
Texas Instruments Inc.	6,030	288,475
Textron Inc.	2,190	84,972
Thermo Fisher Scientific Inc.	2,460	308,410
Tiffany & Co.	840	69,090
Time Warner Cable Inc.	1,830	340,417
Time Warner Inc.	5,550	394,605
TJX Companies Inc. (The)	4,650	326,988
Toll Brothers Inc.[a]	1,860	68,764
Torchmark Corp.	941	55,011
Total System Services Inc.	1,590	72,870
Tractor Supply Co.	1,020	87,016
TransDigm Group Inc.[a]	450	103,423
Travelers Companies Inc. (The)	2,040	203,082
Trimble Navigation Ltd.[a]	1,800	34,020
TripAdvisor Inc.[a,b]	810	56,619
Twenty-First Century Fox Inc. Class A	9,660	264,587
Twenty-First Century Fox Inc. Class B	1,800	49,788
Twitter Inc.[a]	3,390	94,208
Tyson Foods Inc. Class A	2,310	97,667
U.S. Bancorp	11,250	476,437
UDR Inc.	2,370	76,551
Ulta Salon Cosmetics & Fragrance Inc.[a]	480	75,883
Under Armour Inc. Class Aa	1,350	128,965
Union Pacific Corp.	5,700	488,718
United Parcel Service Inc. Class B	4,410	430,636
United Rentals Inc.[a]	750	51,998
United Technologies Corp.	5,220	478,204
UnitedHealth Group Inc.	6,090	704,613
Universal Health Services Inc. Class B	600	82,284
Unum Group	1,650	55,341

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2015

Security	Shares	Value
Urban Outfitters Inc.[a]	870	$26,848
Valero Energy Corp.	3,390	201,163
Varian Medical Systems Inc.[a]	780	63,375
Ventas Inc.	2,018	111,030
VEREIT Inc.	5,820	47,375
VeriSign Inc.[a,b]	1,200	82,728
Verisk Analytics Inc. Class Aa	1,110	81,119
Verizon Communications Inc.	25,890	1,191,199
Vertex Pharmaceuticals Inc.[a]	1,650	210,408
VF Corp.	2,520	182,524
Viacom Inc. Class B NVS	2,400	97,848
Visa Inc. Class Ab	12,600	898,380
VMware Inc. Class Aa	570	45,116
Vornado Realty Trust	1,260	109,859
Vulcan Materials Co.	930	87,067
Wal-Mart Stores Inc.	9,930	642,769
Walgreens Boots Alliance Inc.	5,670	490,738
Walt Disney Co. (The)	10,380	1,057,514
Waste Management Inc.	2,730	136,664
Waters Corp.[a]	570	69,187
WEC Energy Group Inc.	2,432	115,885
Wells Fargo & Co.	31,140	1,660,696
Western Digital Corp.	1,470	120,481
Western Union Co. (The)	4,050	74,682
WestRock Co.	2,288	135,793
Weyerhaeuser Co.	4,200	117,348
Whirlpool Corp.	570	95,817
WhiteWave Foods Co. (The)[a]	1,530	70,594
Whiting Petroleum Corp.[a]	1,560	30,155
Whole Foods Market Inc.	2,340	76,658
Williams Companies Inc. (The)	4,500	216,900
Willis Group Holdings PLC	1,020	43,952
WR Berkley Corp.	660	35,825
WW Grainger Inc.	450	100,548
Wyndham Worldwide Corp.	1,170	89,482
Wynn Resorts Ltd.	618	46,381
Xcel Energy Inc.	3,060	103,214
Xerox Corp.	8,490	86,343
Xilinx Inc.	1,950	81,686
XL Group PLC	1,890	70,478
Xylem Inc./NY	1,560	50,622
Yahoo! Inc.[a]	5,910	190,538
Yum! Brands Inc.	2,880	229,738
Zillow Group Inc. Class Aa,b	360	9,137
Zillow Group Inc. Class Ca,b	768	18,939

Security	Shares	Value
Zimmer Biomet Holdings Inc.	1,292	$133,800
Zoetis Inc.	3,600	161,532

		118,022,352

TOTAL COMMON STOCKS
(Cost: $220,952,276)		205,540,755

PREFERRED STOCKS — 0.19%

GERMANY — 0.19%
Henkel AG & Co. KGaA	1,170	122,315
Porsche Automobil Holding SE	990	68,898
Volkswagen AG	1,080	205,119

		396,332

TOTAL PREFERRED STOCKS
(Cost: $509,815)		396,332

SHORT-TERM INVESTMENTS — 2.10%

MONEY MARKET FUNDS — 2.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	3,900,885	3,900,885
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	224,008	224,008
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	209,080	209,080

		4,333,973

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,333,973)		4,333,973

TOTAL INVESTMENTS IN SECURITIES — 101.66%
(Cost: $225,796,064)		210,271,060
Other Assets, Less Liabilities — (1.66)%		(3,428,570)

NET ASSETS — 100.00%		$206,842,490

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares MSCI All Country World Minimum Volatility ETF	iShares MSCI Emerging Markets Horizon ETF	iShares MSCI Frontier 100 ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,016,993,249	$1,194,495	$586,812,221
Affiliated (Note 2)	60,625,681	10,146	2,041,402

Total cost of investments	$2,077,618,930	$1,204,641	$588,853,623

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,103,566,991	$937,696	$502,091,053
Affiliated (Note 2)	60,625,681	10,146	2,041,402

Total fair value of investments	2,164,192,672	947,842	504,132,455
Foreign currency, at value[b]	1,887,887	1,581	2,163,272
Receivables:
Investment securities sold	2,175,865	—	102,796
Dividends and interest	6,674,626	1,360	483,755

Total Assets	2,174,931,050	950,783	506,882,278

LIABILITIES
Payables:
Investment securities purchased	2,521,553	—	—
Deposit for capital contribution	—	—	325,713
Collateral for securities on loan (Note 1)	56,232,918	9,885	—
Deferred foreign capital gains taxes (Note 1)	172,408	—	3,199,586
Investment advisory fees (Note 2)	372,197	410	364,478

Total Liabilities	59,299,076	10,295	3,889,777

NET ASSETS	$2,115,631,974	$940,488	$502,992,501

Net assets consist of:
Paid-in capital	$2,050,453,070	$1,291,183	$635,112,547
Undistributed (distributions in excess of) net investment income	10,644,923	939	(615,861)
Accumulated net realized loss	(31,953,427)	(94,826)	(45,228,543)
Net unrealized appreciation (depreciation)	86,487,408	(256,808)	(86,275,642)

NET ASSETS	$2,115,631,974	$940,488	$502,992,501

Shares outstanding[c]	31,300,000	50,000	19,200,000

Net asset value per share	$67.59	$18.81	$26.20

[a]	Securities on loan with values of $52,986,424, $9,214 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $1,928,675, $1,588 and $2,163,338, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 25 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

iShares MSCI World ETF

ASSETS
Investments, at cost:
Unaffiliated	$220,897,772
Affiliated (Note 2)	4,898,292

Total cost of investments	$225,796,064

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$205,394,124
Affiliated (Note 2)	4,876,936

Total fair value of investments	210,271,060
Foreign currency, at value[b]	216,186
Cash	122,112
Receivables:
Investment securities sold	724,277
Dividends and interest	595,284

Total Assets	211,928,919

LIABILITIES
Payables:
Investment securities purchased	915,902
Collateral for securities on loan (Note 1)	4,124,893
Investment advisory fees (Note 2)	45,634

Total Liabilities	5,086,429

NET ASSETS	$206,842,490

Net assets consist of:
Paid-in capital	$222,222,809
Undistributed net investment income	1,111,968
Accumulated net realized loss	(960,226)
Net unrealized depreciation	(15,532,061)

NET ASSETS	$206,842,490

Shares outstanding[c]	3,000,000

Net asset value per share	$68.95

[a]	Securities on loan with a value of $3,893,841. See Note 1.
[b]	Cost of foreign currency: $218,004.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares MSCI All Country World Minimum Volatility ETF	iShares MSCI Emerging Markets Horizon ETF[a]	iShares MSCI Frontier 100 ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$47,221,175	$46,784	$19,910,524
Interest — unaffiliated	—	—	6,557
Interest — affiliated (Note 2)	300	—	188
Securities lending income — affiliated — net (Note 2)	938,111	7	—

	48,159,586	46,791	19,917,269
Less: Other foreign taxes (Note 1)	(170,651)	—	—

Total investment income	47,988,935	46,791	19,917,269

EXPENSES
Investment advisory fees (Note 2)	6,025,786	8,951	4,883,454
Commitment fees (Note 7)	—	—	2,649
Interest expense (Note 7)	—	—	451

Total expenses	6,025,786	8,951	4,886,554
Less investment advisory fees waived (Note 2)	(2,346,015)	—	—

Net expenses	3,679,771	8,951	4,886,554

Net investment income	44,309,164	37,840	15,030,715

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(12,037,412)	(95,360)	(11,604,654)
In-kind redemptions — unaffiliated	55,814,025	(50,181)	7,082,860
Foreign currency transactions	(479,786)	(1,317)	(1,187,247)

Net realized gain (loss)	43,296,827	(146,858)	(5,709,041)

Net change in unrealized appreciation/depreciation on:
Investments[d]	(88,791,842)	(256,799)	(166,711,130)
Translation of assets and liabilities in foreign currencies	(62,589)	(9)	2,442

Net change in unrealized appreciation/depreciation	(88,854,431)	(256,808)	(166,708,688)

Net realized and unrealized loss	(45,557,604)	(403,666)	(172,417,729)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,248,440)	$(365,826)	$(157,387,014)

[a]	For the period from October 14, 2014 (commencement of operations) to August 31, 2015.
[b]	Net of foreign withholding tax of $2,834,170, $4,092 and $2,330,990, respectively.
[c]	Net of foreign capital gains taxes of $ —, $ — and $1,289,799, respectively.
[d]	Net of deferred foreign capital gains taxes of $ —, $ — and $1,552,356, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

iShares MSCI World ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$5,306,668
Dividends — affiliated (Note 2)	13,739
Interest — affiliated (Note 2)	18
Securities lending income — affiliated — net (Note 2)	17,292

Total investment income	5,337,717

EXPENSES
Investment advisory fees (Note 2)	513,995

Total expenses	513,995

Net investment income	4,823,722

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(461,775)
Investments — affiliated (Note 2)	(2,611)
In-kind redemptions — unaffiliated	13,618,959
In-kind redemptions — affiliated (Note 2)	58,874
Foreign currency transactions	(42,806)

Net realized gain	13,170,641

Net change in unrealized appreciation/depreciation on:
Investments	(28,755,094)
Translation of assets and liabilities in foreign currencies	(4,429)

Net change in unrealized appreciation/depreciation	(28,759,523)

Net realized and unrealized loss	(15,588,882)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,765,160)

[a]	Net of foreign withholding tax of $254,097.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares MSCI All Country World Minimum Volatility ETF		iShares MSCI Emerging Markets Horizon ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Period from October 14, 2014[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$44,309,164	$30,124,824	$37,840
Net realized gain (loss)	43,296,827	15,721,199	(146,858)
Net change in unrealized appreciation/depreciation	(88,854,431)	127,042,867	(256,808)

Net increase (decrease) in net assets resulting from operations	(1,248,440)	172,888,890	(365,826)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(39,259,118)	(29,115,840)	(35,584)

Total distributions to shareholders	(39,259,118)	(29,115,840)	(35,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,101,077,585	261,249,242	2,439,470
Cost of shares redeemed	(227,950,517)	(129,769,428)	(1,097,572)

Net increase in net assets from capital share transactions	873,127,068	131,479,814	1,341,898

INCREASE IN NET ASSETS	832,619,510	275,252,864	940,488

NET ASSETS
Beginning of period	1,283,012,464	1,007,759,600	—

End of period	$2,115,631,974	$1,283,012,464	$940,488

Undistributed net investment income included in net assets at end of period	$10,644,923	$5,984,087	$939

SHARES ISSUED AND REDEEMED
Shares sold	15,700,000	4,000,000	100,000
Shares redeemed	(3,200,000)	(2,000,000)	(50,000)

Net increase in shares outstanding	12,500,000	2,000,000	50,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,030,715	$17,022,836	$4,823,722	$3,214,395
Net realized gain (loss)	(5,709,041)	20,048,604	13,170,641	3,038,160
Net change in unrealized appreciation/depreciation	(166,708,688)	81,912,759	(28,759,523)	13,581,244

Net increase (decrease) in net assets resulting from operations	(157,387,014)	118,984,199	(10,765,160)	19,833,799

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,489,117)	(15,334,501)	(4,706,418)	(2,735,328)
From net realized gain	(47,428,840)	—	—	—

Total distributions to shareholders	(61,917,957)	(15,334,501)	(4,706,418)	(2,735,328)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	114,382,787	581,098,884	147,539,726	148,427,324
Cost of shares redeemed	(191,434,078)	(165,483,378)	(93,954,071)	(21,501,639)

Net increase (decrease) in net assets from capital share transactions	(77,051,291)	415,615,506	53,585,655	126,925,685

INCREASE (DECREASE) IN NET ASSETS	(296,356,262)	519,265,204	38,114,077	144,024,156

NET ASSETS
Beginning of year	799,348,763	280,083,559	168,728,413	24,704,257

End of year	$502,992,501	$799,348,763	$206,842,490	$168,728,413

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(615,861)	$(169,855)	$1,111,968	$568,421

SHARES ISSUED AND REDEEMED
Shares sold	3,750,000	16,150,000	2,000,000	2,200,000
Shares redeemed	(5,700,000)	(4,300,000)	(1,300,000)	(300,000)

Net increase (decrease) in shares outstanding	(1,950,000)	11,850,000	700,000	1,900,000

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI All Country World Minimum Volatility ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$68.25	$59.99	$55.65	$50.02

Income from investment operations:
Net investment income[b]	1.70	1.72	1.68	1.49
Net realized and unrealized gain (loss)[c]	(0.89)	8.18	4.20	4.67

Total from investment operations	0.81	9.90	5.88	6.16

Less distributions from:
Net investment income	(1.47)	(1.64)	(1.54)	(0.53)

Total distributions	(1.47)	(1.64)	(1.54)	(0.53)

Net asset value, end of period	$67.59	$68.25	$59.99	$55.65

Total return	1.15%	16.70%	10.69%	12.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,115,632	$1,283,012	$1,007,760	$578,776
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.23%
Ratio of expenses to average net assets prior to waived fees[e]	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[e]	2.41%	2.67%	2.83%	3.17%
Portfolio turnover rate[f]	22%	24%	13%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 22%, 23%, 13% and 22%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI Emerging Markets Horizon ETF
Period from Oct. 14, 2014[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.39

Income from investment operations:
Net investment income[b]	0.42
Net realized and unrealized loss[c]	(5.37)

Total from investment operations	(4.95)

Less distributions from:
Net investment income	(0.63)

Total distributions	(0.63)

Net asset value, end of period	$18.81

Total return	(20.64)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$940
Ratio of expenses to average net assets[e]	0.50%
Ratio of net investment income to average net assets[e]	2.11%
Portfolio turnover rate[f]	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2015 was 9%. See Note 4.

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Frontier 100 ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Sep. 12, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$37.79	$30.12	$25.25

Income from investment operations:
Net investment income[b]	0.77	1.09	0.67
Net realized and unrealized gain (loss)[c]	(8.78)	7.47	4.51

Total from investment operations	(8.01)	8.56	5.18

Less distributions from:
Net investment income	(0.76)	(0.89)	(0.28)
Net realized gain	(2.82)	—	—
Return of capital	—	—	(0.03)

Total distributions	(3.58)	(0.89)	(0.31)

Net asset value, end of period	$26.20	$37.79	$30.12

Total return	(21.70)%	28.56%	20.54%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$502,993	$799,349	$280,084
Ratio of expenses to average net assets[e]	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[e]	2.43%	3.07%	2.32%
Portfolio turnover rate[f]	47%	61%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014 and the period ended August 31, 2013 were 45%, 42% and 10%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$73.36	$61.76	$53.45	$50.32

Income from investment operations:
Net investment income[b]	1.64	1.81	1.40	0.98
Net realized and unrealized gain (loss)[c]	(4.49)	11.16	8.03	2.89

Total from investment operations	(2.85)	12.97	9.43	3.87

Less distributions from:
Net investment income	(1.56)	(1.37)	(1.12)	(0.74)

Total distributions	(1.56)	(1.37)	(1.12)	(0.74)

Net asset value, end of period	$68.95	$73.36	$61.76	$53.45

Total return	(3.97)%	21.07%	17.84%	7.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$206,842	$168,728	$24,704	$10,689
Ratio of expenses to average net assets[e]	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets[e]	2.25%	2.57%	2.34%	2.91%
Portfolio turnover rate[f]	5%	5%	5%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Country World Minimum Volatility	Diversified
MSCI Emerging Markets Horizon[a]	Non-diversified
MSCI Frontier 100	Non-diversified
MSCI World	Diversified

[a]	The Fund commenced operations on October 14, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI All Country World Minimum Volatility
Investments:
Assets:
Common Stocks	$2,099,773,895	$—	$2,395,370	$2,102,169,265
Preferred Stocks	1,397,726	—	—	1,397,726
Money Market Funds	60,625,681	—	—	60,625,681

Total	$2,161,797,302	$—	$2,395,370	$2,164,192,672

MSCI Emerging Markets Horizon
Investments:
Assets:
Common Stocks	$930,230	$—	$—	$930,230
Preferred Stocks	7,466	—	—	7,466
Money Market Funds	10,146	—	—	10,146

Total	$947,842	$—	$—	$947,842

MSCI Frontier 100
Investments:
Assets:
Common Stocks	$501,839,111	$80	$—	$501,839,191
Convertible Bonds	—	251,862	—	251,862
Money Market Funds	2,041,402	—	—	2,041,402

Total	$503,880,513	$251,942	$—	$504,132,455

MSCI World
Investments:
Assets:
Common Stocks	$205,540,755	$—	$—	$205,540,755
Preferred Stocks	396,332	—	—	396,332
Money Market Funds	4,333,973	—	—	4,333,973

Total	$210,271,060	$—	$—	$210,271,060

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI All Country World Minimum Volatility	$52,986,424	$52,986,424	$—
MSCI Emerging Markets Horizon	9,214	9,214	—
MSCI World	3,893,841	3,893,841	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI All Country World Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net asset of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

In addition, the iShares MSCI All Country World Minimum Volatility ETF indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2015 in an amount equal to the acquired fund

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

fees and expenses attributable to the Fund’s investments in other iShares funds, if any. Effective September 12, 2014, BFA has contractually agreed to waive an additional portion of its investment advisory fees for the Fund through December 31, 2015 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Emerging Markets Horizon	0.50%
MSCI Frontier 100	0.79
MSCI World	0.24

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI All Country World Minimum Volatility	$256,370
MSCI Emerging Markets Horizon	2
MSCI World	5,895

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI World
BlackRock Inc.	690	594	(474)	810	$245,001	$7,464	$26,086
PNC Financial Services Group Inc. (The)	2,507	2,180	(1,417)	3,270	297,962	6,275	30,177

					$542,963	$13,739	$56,263

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI All Country World Minimum Volatility	$711,656,206	$400,250,819
MSCI Emerging Markets Horizon	979,437	499,788
MSCI Frontier 100	293,155,519	394,018,083
MSCI World	11,995,154	10,983,574

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Country World Minimum Volatility	$788,360,480	$221,134,191
MSCI Emerging Markets Horizon	1,599,734	739,347
MSCI Frontier 100	5,925,817	30,178,197
MSCI World	145,177,204	91,861,484

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI All Country World Minimum Volatility ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES®, INC.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to the use of equalization, the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Country World Minimum Volatility	$54,985,657	$(389,210)	$(54,596,447)
MSCI Emerging Markets Horizon	(50,715)	(1,317)	52,032
MSCI Frontier 100	5,928,137	(987,604)	(4,940,533)
MSCI World	13,204,277	426,243	(13,630,520)

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI All Country World Minimum Volatility
Ordinary income	$39,259,118		$29,115,840

MSCI Emerging Markets Horizon
Ordinary income	$35,584	$	N/A

MSCI Frontier 100
Ordinary income	$33,889,106		$15,334,501
Long-term capital gain	$28,028,851		$—

	$61,917,957		$15,334,501

MSCI World
Ordinary income	$4,706,418		$2,735,328

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Country World Minimum Volatility	$10,686,979	$(12,815,217)	$73,030,125	$(5,722,983)	$65,178,904
MSCI Emerging Markets Horizon	939	—	(259,480)	(92,154)	(350,695)
MSCI Frontier 100	—	—	(113,256,315)	(18,863,731)	(132,120,046)
MSCI World	1,163,511	(404,019)	(16,005,395)	(134,416)	(15,380,319)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI All Country World Minimum Volatility	$12,815,217
MSCI World	404,019

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Country World Minimum Volatility	$2,091,076,213	$196,090,473	$(122,974,014)	$73,116,459
MSCI Emerging Markets Horizon	1,207,313	16,270	(275,741)	(259,471)
MSCI Frontier 100	615,834,296	29,428,784	(141,130,625)	(111,701,841)
MSCI World	226,269,398	7,476,357	(23,474,695)	(15,998,338)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, is a party to a $150 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

On September 17, 2015, the Board amended the terms of the credit agreement as follows: (i) increased the maximum borrowing amount to $250 million; (ii) increased the commitment fee to 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed; and (iii) extended the expiration date to October 28, 2016. These changes are expected to be effective on or around October 28, 2015.

For the year ended August 31, 2015, the iShares MSCI Frontier 100 ETF’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $2,000,000, $38,356 and 1.16%, respectively.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES®, INC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Country World Minimum Volatility ETF, iShares MSCI Emerging Markets Horizon ETF, iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI All Country World Minimum Volatility	$38,542,020
MSCI Emerging Markets Horizon	28,737
MSCI Frontier 100	8,465,590
MSCI World	5,216,975

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
MSCI All Country World Minimum Volatility	46.65%
MSCI World	42.86

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Emerging Markets Horizon	$50,715	$4,092
MSCI Frontier 100	22,241,514	3,620,398

Under Section 852(b)(3)(C) of the Code, the iShares MSCI Frontier 100 ETF hereby designates $28,028,851 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares MSCI Frontier 100 ETF hereby designates $19,399,989 as short-term capital gain dividends for the fiscal year ended August 31, 2015.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® , INC.

I. iShares MSCI All Country World Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Frontier 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th Lipper quintile. The Board further noted that the Fund’s pricing reflects the additional complexity associated with investing in frontier markets, as compared to several of the competitor funds as determined by Lipper, which invest primarily in emerging markets.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

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affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI World ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the

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limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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iSHARES®, INC.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the

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Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI All Country World Minimum Volatility	$1.460958	$—	$0.007174	$1.468132	100%	—%	0%[a]		100%
MSCI Emerging Markets Horizon	0.625926	—	—	0.625926	100	—	—		100
MSCI Frontier 100	0.758197	2.823146	—	3.581343	21	79	—		100
MSCI World	1.558559	—	0.004904	1.563463	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Country World Minimum Volatility ETF

Period Covered: October 18, 2011 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.32%
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	6	0.65
Greater than 1.5% and Less than 2.0%	4	0.43
Greater than 1.0% and Less than 1.5%	18	1.94
Greater than 0.5% and Less than 1.0%	110	11.82
Between 0.5% and –0.5%	772	83.00
Less than –0.5% and Greater than –1.0%	14	1.51
Less than –1.0% and Greater than –1.5%	2	0.22

	930	100.00%

iShares MSCI Emerging Markets Horizon ETF

Period Covered: October 14, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	1.68%
Greater than 1.0% and Less than 1.5%	44	24.58
Greater than 0.5% and Less than 1.0%	75	41.90
Between 0.5% and –0.5%	46	25.69
Less than –0.5% and Greater than –1.0%	3	1.68
Less than –1.0% and Greater than –1.5%	5	2.79
Less than –1.5% and Greater than –2.0%	3	1.68

	179	100.00%

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Frontier 100 ETF

Period Covered: September 12, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	22	3.13%
Greater than 2.5% and Less than 3.0%	45	6.40
Greater than 2.0% and Less than 2.5%	77	10.95
Greater than 1.5% and Less than 2.0%	167	23.76
Greater than 1.0% and Less than 1.5%	149	21.19
Greater than 0.5% and Less than 1.0%	80	11.38
Between 0.5% and –0.5%	58	8.25
Less than –0.5% and Greater than –1.0%	46	6.54
Less than –1.0% and Greater than –1.5%	38	5.41
Less than –1.5% and Greater than –2.0%	12	1.71
Less than –2.0% and Greater than –2.5%	7	1.00
Less than –2.5% and Greater than –3.0%	2	0.28

	703	100.00%

iShares MSCI World ETF

Period Covered: January 10, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.34%
Greater than 2.0% and Less than 2.5%	37	4.24
Greater than 1.5% and Less than 2.0%	48	5.50
Greater than 1.0% and Less than 1.5%	79	9.05
Greater than 0.5% and Less than 1.0%	232	26.58
Between 0.5% and –0.5%	474	54.29

	873	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Frontier 100 ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or

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regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Frontier 100 ETF in respect of BFA’s financial year ending December 31, 2014 was USD 90.8 thousand. This figure is comprised of fixed remuneration of USD 36.7 thousand and variable remuneration of USD 54.1 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Frontier 100 ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 12.6 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.3 thousand.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	81

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	83

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	85

Notes:

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca
➢	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
➢	iShares MSCI Global Gold Miners ETF | RING | NYSE Arca
➢	iShares MSCI Global Metals & Mining Producers ETF | PICK | NYSE Arca
➢	iShares MSCI Global Silver Miners ETF | SLVP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(10.11)%	(10.80)%	(10.35)%	(10.11)%	(10.80)%	(10.35)%
Since Inception	0.75%	0.67%	0.84%	2.70%	2.43%	3.03%
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio

$1,000.00	$884.80	$1.81	$1,000.00	$1,023.30	$1.94	0.38%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -10.11%, net of fees, while the total return for the Index was -10.35%.

As represented by the Index, global agricultural stocks declined for the reporting period and trailed the MSCI All Country World Index, a broad measure of global equity market performance. One factor behind the Index’s overall decline was the depreciation of many world currencies relative to the U.S. dollar. The U.S. comprised nearly half of the Index on average during the reporting period; the top country weights in the remainder of the Index included Canada, Switzerland, and Japan. For the reporting period, the Canadian dollar, the Japanese yen, and the Swiss franc depreciated by 18%, 14%, and 5% against the U.S. dollar, respectively.

Beyond the currency effects, global agricultural stocks faced declining prices for agricultural commodities because of weaker demand and increased supply. Slowing growth in China and other emerging economies led to reduced demand for many commodities, including agricultural products. At the same time, favorable weather and improved crop yields over the last several years led to higher agricultural product inventories. As a result, many agricultural commodity prices, from wheat to cotton to soybeans, fell during the reporting period.

From a country perspective, agricultural stocks in the U.S., the largest country weight in the Index, detracted the most from the Index’s performance for the reporting period. Canada, Malaysia, and Indonesia were also major detractors from the Index’s return in U.S. dollar terms. In contrast, agricultural stocks in Japan, Germany, and the Netherlands contributed to the Index’s performance.

ALLOCATION BY SECTOR As of 8/31/15

Sector/Investment Type	Percentage of Total Investments*

Materials	52.11%
Food, Beverage & Tobacco	28.83
Capital Goods	17.68
Investment Companies	1.38

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 8/31/15

Country	Percentage of Total Investments*

United States	48.60%
Canada	10.37
Switzerland	9.24
Japan	7.16
Norway	4.34
Germany	2.57
Italy	2.12
Malaysia	1.91
Singapore	1.84
China	1.59

TOTAL	89.74%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(35.63)%	(35.09)%	(35.82)%	(35.63)%	(35.09)%	(35.82)%
Since Inception	(6.78)%	(6.61)%	(6.86)%	(22.25)%	(21.73)%	(22.48)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$829.50	$1.80	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -35.63%, net of fees, while the total return for the Index was -35.82%.

As represented by the Index, global energy stocks declined significantly for the reporting period. One factor behind the Index’s overall decline was the depreciation of many world currencies relative to the U.S. dollar. For the reporting period, the Canadian dollar, the euro, and the British pound depreciated by 18%, 15%, and 7% against the U.S. dollar, respectively. Countries using these currencies comprised approximately 35% of the Index on average during the reporting period.

Beyond the currency effects, global energy stocks faced a growing supply-and-demand imbalance in the oil and gas markets. Excess supply materialized because of a boom in U.S. shale oil and gas production, driving U.S. oil production to its highest level in more than 40 years. Meanwhile, the Organization of Petroleum Exporting Countries (OPEC) chose to maintain its existing production levels. On the demand side, slowing growth in China, the world’s largest consumer of commodities, and other emerging economies led to reduced global demand for energy. The end result was a decline of approximately 50% in the price of oil for the reporting period, while the price of natural gas fell by approximately 33%.

From a country perspective, energy stocks in the U.S., which comprised about 52% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. Canada, the U.K., and Brazil were also major detractors from the Index’s return in U.S. dollar terms. Among the few positive contributors to the Index’s performance were Poland, Finland, and Turkey.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Integrated Oil & Gas	62.22%
Oil & Gas Exploration & Production	28.58
Oil & Gas Refining & Marketing	8.03
Coal & Consumable Fuels	1.17

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/15

Country	Percentage of Total Investments*

United States	52.04%
United Kingdom	17.50
Canada	8.20
France	5.32
China	2.78
Russia	2.51
Italy	2.30
Japan	1.36
Australia	1.26
India	1.18

TOTAL	94.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL GOLD MINERS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(50.16)%	(49.72)%	(50.10)%	(50.16)%	(49.72)%	(50.10)%
Since Inception	(33.56)%	(33.47)%	(33.49)%	(76.90)%	(76.78)%	(76.81)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$640.00	$1.61	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -50.16%, net of fees, while the total return for the Index was -50.10%.

As represented by the Index, global gold mining stocks declined significantly for the reporting period. One factor behind the Index’s overall decline was the depreciation of many world currencies relative to the U.S. dollar. For the reporting period, the British pound, the Canadian dollar, the South African rand, and the Australian dollar depreciated by 7%, 18%, 20%, and 24% against the U.S. dollar, respectively. Together, these four countries comprised approximately 82% of the Index on average during the reporting period.

Beyond the currency effects, global gold mining stocks faced a decline in the price of gold, which fell by approximately 12% for the reporting period. The price of gold is down substantially from its most recent peak in 2011, ending the reporting period near its lowest level in more than five years amid a lack of demand for gold as a hedge against inflation and financial market turmoil. The decline in gold over the past four years has curtailed exploration as the price of gold has fallen below the production costs for many mining operations. At the same time, increasing debt loads are forcing many gold producers to cut costs and take other steps to shore up their balance sheets.

From a country perspective, gold mining stocks in Canada, which comprised approximately 57% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. The U.S., Australia, and South Africa were also major detractors from the Index’s return. Hong Kong was the only positive contributor to the Index’s performance for the reporting period.

ALLOCATION BY COUNTRY

As of 8/31/15

Country	Percentage of Total Investments*

Canada	55.83%
South Africa	12.71
United States	11.22
United Kingdom	7.58
Australia	5.43
Peru	2.70
Hong Kong	1.88
Turkey	1.56
China	1.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Goldcorp Inc. (Canada)	13.51%
Newmont Mining Corp.	9.92
Barrick Gold Corp. (Canada)	8.69
Newcrest Mining Ltd. (Australia)	5.43
Randgold Resources Ltd. (United Kingdom)	4.88
AngloGold Ashanti Ltd. (South Africa)	4.66
Agnico Eagle Mines Ltd. (Canada)	4.61
Gold Fields Ltd. (South Africa)	4.39
Kinross Gold Corp. (Canada)	3.86
Eldorado Gold Corp. (Canada)	3.85

TOTAL	63.80%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(41.94)%	(41.72)%	(41.85)%	(41.94)%	(41.72)%	(41.85)%
Since Inception	(17.43)%	(17.24)%	(17.43)%	(49.67)%	(49.24)%	(49.66)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$720.90	$1.69	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -41.94%, net of fees, while the total return for the Index was -41.85%.

As represented by the Index, global metals and mining stocks declined significantly for the reporting period. One factor behind the Index’s overall decline was the depreciation of many world currencies relative to the U.S. dollar. For the reporting period, the British pound, the Japanese yen, the Canadian dollar, the Australian dollar, and the Brazilian real depreciated by 7%, 14%, 18%, 24%, and 38% against the U.S. dollar, respectively. Together, these five countries comprised approximately 62% of the Index on average during the reporting period.

Beyond the currency effects, global metals and mining stocks faced a decline in global demand for commodities that led to sharply lower prices for precious metals. Although economic growth in Europe and Japan remained sluggish, the most significant impact came from China, the world’s largest consumer of commodities. Slowing economic growth in China dampened the country’s demand for commodities, and the resulting commodity price declines weighed on global metals and mining stocks. Copper, nickel, aluminum, gold, and iron ore were among the metals that experienced price declines for the reporting period.

From a country perspective, metals and mining stocks in the U.K., which comprised approximately 27% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. The U.S., Australia, and Brazil were also major detractors from the Index’s return. Although no country within the Index contributed positively to performance, small Index components such as Hong Kong and the Netherlands detracted the least from the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Diversified Metals & Mining	59.90%
Steel	32.99
Aluminum	4.95
Precious Metals & Minerals	2.16

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/15

Country	Percentage of Total Investments*

United Kingdom	26.35%
Australia	18.23
United States	13.40
Japan	10.53
South Korea	4.16
Canada	3.65
Brazil	3.34
Russia	2.53
Germany	2.30
Taiwan	2.15

TOTAL	86.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL SILVER MINERS ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(50.51)%	(50.71)%	(50.84)%	(50.51)%	(50.71)%	(50.84)%
Since Inception	(31.17)%	(31.08)%	(31.24)%	(73.78)%	(73.66)%	(73.86)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$660.30	$1.63	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

The iShares MSCI Global Silver Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -50.51%, net of fees, while the total return for the Index was -50.84%.

As represented by the Index, global silver mining stocks declined significantly for the reporting period. One factor behind the Index’s overall decline was the depreciation of many world currencies relative to the U.S. dollar. For the reporting period, the British pound, the Canadian dollar, and the Mexican peso depreciated by 7%, 18%, and 22% against the U.S. dollar, respectively. Together, these three countries comprised approximately 78% of the Index on average during the reporting period.

Beyond the currency effects, global silver mining stocks faced a decline in the price of silver, which fell by approximately 26% for the reporting period. The price of silver is down substantially from its most recent peak in 2011, ending the reporting period near its lowest level in six years. Demand for silver as a store of value against inflation and financial market turmoil waned during the reporting period. In addition, demand for industrial uses of silver also fell amid slowing economic growth in China, which is the world’s largest consumer of commodities and accounts for approximately one-third of global industrial demand for silver.

From a country perspective, silver mining stocks in Canada, which comprised approximately 59% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. The U.S., the U.K., and Mexico were also major detractors from the Index’s return. Although no country within the Index contributed positively to performance, small Index components such as Hong Kong and China detracted the least from the Index’s return for the reporting period.

ALLOCATION BY COUNTRY

As of 8/31/15

Country	Percentage of Total Investments*

Canada	58.34%
United Kingdom	12.48
United States	11.29
Mexico	7.43
Hong Kong	5.08
Peru	4.04
China	1.18
Australia	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Silver Wheaton Corp. (Canada)	21.12%
Fresnillo PLC (United Kingdom)	9.70
Industrias Penoles SAB de CV (Mexico)	7.43
Tahoe Resources Inc. (Canada)	4.92
Pan American Silver Corp. (Canada)	4.67
Hecla Mining Co.	4.45
G-Resources Group Ltd. (Hong Kong)	4.30
Cia. de Minas Buenaventura SA ADR (Peru)	4.04
Silver Standard Resources Inc. (Canada)	3.83
Coeur Mining Inc.	3.47

TOTAL	67.93%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 97.71%

AUSTRALIA — 0.95%
Australian Agricultural Co. Ltd.[a,b]	30,843	$29,082
GrainCorp Ltd. Class A	14,444	83,457
Nufarm Ltd./Australia	13,570	68,786
Select Harvests Ltd.	5,727	49,006
Tassal Group Ltd.	12,328	32,862

		263,193
BRAZIL — 0.18%
Sao Martinho SA	3,400	28,416
SLC Agricola SA	4,600	20,321
Tereos Internacional SAa	29,900	2,052

		50,789
CANADA — 10.32%
Ag Growth International Inc.	1,127	32,120
Agrium Inc.	10,741	1,102,840
Clearwater Seafoods Inc.	1,587	13,240
Potash Corp. of Saskatchewan Inc.	65,481	1,686,117
Rogers Sugar Inc.	5,497	17,931

		2,852,248
CHINA — 1.59%
Century Sunshine Group Holdings Ltd.	186,875	14,950
China Agri-Industries Holdings Ltd.[a]	184,200	69,876
China BlueChemical Ltd. Class H	138,000	39,174
China Huishan Dairy Holdings Co. Ltd.[b]	506,000	185,423
China Modern Dairy Holdings Ltd.[b]	149,000	38,836
First Tractor Co. Ltd. Class Hb	46,000	26,413
Hubei Sanonda Co. Ltd. Class B	15,000	11,478
Leyou Technologies Holdings Ltd.[a,b]	115,000	10,387
Sinofert Holdings Ltd.	184,000	28,253
YuanShengTai Dairy Farm Ltd.[a]	207,000	14,156

		438,946
FINLAND — 0.04%
HKScan OYJ Class A	2,369	11,069

		11,069
FRANCE — 0.25%
Naturex	458	35,338
Vilmorin & Cie SA	437	33,723

		69,061
GERMANY — 2.56%
K+S AG Registered	15,157	566,142
KWS Saat SE	138	45,090
Suedzucker AGb	6,601	96,153

		707,385

Security	Shares	Value
HONG KONG — 0.87%
WH Group Ltd.[a,b,c]	460,000	$241,573

		241,573
INDONESIA — 0.74%
Astra Agro Lestari Tbk PT	32,200	39,247
Charoen Pokphand Indonesia Tbk PT	586,500	78,061
Eagle High Plantations Tbk PT	878,600	16,134
Japfa Comfeed Indonesia Tbk PTa	397,900	10,422
Malindo Feedmill Tbk PT	71,300	5,861
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	243,800	18,741
PT Bisi International Tbk	108,100	7,809
Salim Ivomas Pratama Tbk PT	193,200	6,463
Sampoerna Agro PT	52,900	5,008
Sawit Sumbermas Sarana Tbk PT	142,600	16,391

		204,137
IRELAND — 0.21%
Origin Enterprises PLC	6,440	57,605

		57,605
ISRAEL — 1.07%
Israel Chemicals Ltd.	39,606	222,480
Israel Corp. Ltd. (The)	241	72,834

		295,314
ITALY — 2.11%
CNH Industrial NV	73,899	582,939

		582,939
JAPAN — 7.13%
Hokuto Corp.	2,300	41,754
Kubota Corp.	92,000	1,441,284
Kumiai Chemical Industry Co. Ltd.[b]	4,600	36,516
Maruha Nichiro Corp.	2,300	34,580
Mitsui Sugar Co. Ltd.	2,000	8,268
NH Foods Ltd.	14,000	323,473
Nihon Nohyaku Co. Ltd.	4,600	35,947
Nippon Beet Sugar Manufacturing Co. Ltd.	7,000	11,033
Sakata Seed Corp.	2,300	37,256

		1,970,111
MALAYSIA — 1.90%
Boustead Plantations Bhd	46,000	14,238
Felda Global Ventures Holdings Bhd	103,500	30,065
Genting Plantations Bhd	16,100	37,835
IOI Corp. Bhd	227,700	216,857
Kuala Lumpur Kepong Bhd	32,200	159,620
QL Resources Bhd	42,850	39,381
TDM Bhd	48,200	6,197

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2015

Security	Shares	Value
TSH Resources Bhd	48,300	$20,125

		524,318
MEXICO — 0.24%
Industrias Bachoco SAB de CV Series B	13,800	65,217

		65,217
NETHERLANDS — 0.72%
OCI NVa	6,726	198,059

		198,059
NORWAY — 4.32%
Austevoll Seafood ASA	7,222	42,201
Bakkafrost P/F	3,174	95,385
Leroy Seafood Group ASA	1,702	56,629
Marine Harvest ASA	26,634	316,986
Salmar ASA	4,094	61,517
Yara International ASA	14,099	620,928

		1,193,646
POLAND — 0.47%
Grupa Azoty SAa	3,542	84,497
Kernel Holding SA	4,163	46,037

		130,534
RUSSIA — 0.74%
Acron JSC	669	27,795
Uralkali PJSC[a]	29,440	90,014
Uralkali PJSC GDR[a,d]	5,704	88,184

		205,993
SINGAPORE — 1.83%
Bumitama Agri Ltd.	31,900	16,965
First Resources Ltd.[b]	46,000	49,741
Golden Agri-Resources Ltd.	563,500	125,862
Indofood Agri Resources Ltd.[b]	46,000	15,656
Japfa Ltd.[a,b]	29,900	6,466
Wilmar International Ltd.	144,600	292,214

		506,904
SOUTH AFRICA — 0.55%
Astral Foods Ltd.	3,105	41,656
Illovo Sugar Ltd.	18,078	20,253
Oceana Group Ltd.	2,346	17,121
Tongaat Hulett Ltd.	8,510	73,768

		152,798
SOUTH KOREA — 0.34%
Dongwon Industries Co. Ltd.	92	26,913
Farmsco[a]	966	15,355

Security	Shares	Value
Harim Co. Ltd.[a]	2,150	$7,353
Namhae Chemical Corp.	1,794	15,851
Nong Woo Bio Co. Ltd.	667	12,604
Silla Co. Ltd.	549	8,401
TS Corp./Korea	322	6,997

		93,474
SPAIN — 0.00%
Pescanova SAa	414	—

		—
SWEDEN — 0.07%
Scandi Standard AB	3,381	19,126

		19,126
SWITZERLAND — 9.19%
Syngenta AG Registered	7,337	2,541,642

		2,541,642
TAIWAN — 0.32%
Taiwan Fertilizer Co. Ltd.	69,000	87,268

		87,268
THAILAND — 0.56%
Charoen Pokphand Foods PCL NVDR	231,100	122,497
GFPT PCL NVDR	44,800	10,874
Kaset Thai International Sugar Corp. PCL	64,400	13,654
Khon Kaen Sugar Industry PCL NVDR	92,140	9,151

		156,176
TURKEY — 0.07%
Gubre Fabrikalari TAS	8,947	19,056

		19,056
UNITED STATES — 48.37%
AGCO Corp.	6,256	306,794
Alico Inc.	322	13,547
American Vanguard Corp.	2,461	32,879
Archer-Daniels-Midland Co.	49,151	2,211,304
Bunge Ltd.	11,293	818,178
Cal-Maine Foods Inc.	2,323	123,398
CF Industries Holdings Inc.	18,745	1,075,588
Darling Ingredients Inc.[a]	12,811	164,493
Deere & Co.	25,139	2,055,867
FMC Corp.	10,442	441,801
Fresh Del Monte Produce Inc.	2,852	112,911
Ingredion Inc.	5,497	474,611
Intrepid Potash Inc.[a]	4,853	38,387
Lindsay Corp.	943	71,885
Monsanto Co.	37,651	3,676,620

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2015

Security	Shares	Value
Mosaic Co. (The)	25,990	$1,061,172
Sanderson Farms Inc.	1,679	115,918
Scotts Miracle-Gro Co. (The) Class A	3,657	227,429
Titan International Inc.	4,163	38,216
Toro Co. (The)	4,324	308,301

		13,369,299

TOTAL COMMON STOCKS (Cost: $31,278,554)		27,007,880

INVESTMENT COMPANIES — 1.37%

INDIA — 1.37%
iShares India 50 ETF[e]	13,844	379,602

		379,602

TOTAL INVESTMENT COMPANIES (Cost: $384,865)		379,602

PREFERRED STOCKS — 0.45%

CHILE — 0.45%
Sociedad Quimica y Minera de Chile SA Series B	7,843	123,146

		123,146

TOTAL PREFERRED STOCKS (Cost: $212,375)		123,146

RIGHTS — 0.00%

SOUTH AFRICA — 0.00%
Oceana Group Ltd.[a]	357	584

		584

TOTAL RIGHTS (Cost: $0)		584

SHORT-TERM INVESTMENTS — 2.43%

MONEY MARKET FUNDS — 2.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	623,653	623,653
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	35,813	35,813

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[e,f]	10,644	$10,644

		670,110

TOTAL SHORT-TERM INVESTMENTS
(Cost: $670,110)		670,110

TOTAL INVESTMENTS IN SECURITIES — 101.96%
(Cost: $32,545,904)		28,181,322
Other Assets, Less Liabilities — (1.96)%		(541,348)

NET ASSETS — 100.00%		$27,639,974

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.43%

AUSTRALIA — 1.25%
AWE Ltd.[a,b]	6,566	$4,329
Beach Energy Ltd.	15,471	7,349
Drillsearch Energy Ltd.[a,b]	5,684	2,518
Karoon Gas Australia Ltd.[a,b]	3,668	5,006
Santos Ltd.	13,706	49,847
Senex Energy Ltd.[a,b]	8,989	956
Whitehaven Coal Ltd.[a,b]	9,520	7,863
Woodside Petroleum Ltd.	10,080	230,537

		308,405
AUSTRIA — 0.22%
OMV AG	2,086	53,385

		53,385
BRAZIL — 0.48%
Petroleo Brasileiro SAa	39,200	114,299
QGEP Participacoes SA	2,800	4,812

		119,111
CANADA — 8.13%
Advantage Oil & Gas Ltd.[a]	2,422	13,343
ARC Resources Ltd.	4,443	66,052
Bankers Petroleum Ltd.[a]	2,954	5,218
Baytex Energy Corp.	2,690	15,386
Bellatrix Exploration Ltd.[a,b]	3,192	5,974
Birchcliff Energy Ltd.[a]	1,470	7,601
BlackPearl Resources Inc.[a]	3,514	2,324
Bonavista Energy Corp.	2,184	6,714
Bonterra Energy Corp.	392	6,443
Boulder Energy Ltd.[a]	672	2,808
Cameco Corp.	5,026	69,922
Canadian Natural Resources Ltd.	14,630	326,027
Canadian Oil Sands Ltd.	6,174	35,731
Cardinal Energy Ltd.	747	6,007
Cenovus Energy Inc.	10,766	154,309
Crescent Point Energy Corp.	6,104	77,441
Crew Energy Inc.[a]	2,478	8,325
Denison Mines Corp.[a,b]	3,766	1,812
Encana Corp.	10,808	79,852
Enerplus Corp.	2,940	18,517
Freehold Royalties Ltd.	715	5,868
Husky Energy Inc.	4,620	81,358
Imperial Oil Ltd.	4,102	143,208
Kelt Exploration Ltd.[a]	1,771	8,386
MEG Energy Corp.[a]	2,156	19,154

Security	Shares	Value
NuVista Energy Ltd.[a]	2,044	$8,741
Painted Pony Petroleum Ltd.[a]	1,358	7,053
Paramount Resources Ltd. Class Aa,b	952	10,075
Parex Resources Inc.[a]	1,400	9,544
Pengrowth Energy Corp.	7,869	11,415
Peyto Exploration & Development Corp.	1,960	45,932
PrairieSky Royalty Ltd.	1,862	38,569
Raging River Exploration Inc.[a]	2,702	17,079
Suncor Energy Inc.	19,082	534,382
Surge Energy Inc.	3,808	8,643
TORC Oil & Gas Ltd.	1,092	5,113
Tourmaline Oil Corp.[a,b]	2,450	61,319
TransGlobe Energy Corp.	812	2,759
Vermilion Energy Inc.	1,652	56,594
Whitecap Resources Inc.	3,094	26,394

		2,011,392
CHINA — 2.76%
China Coal Energy Co. Ltd. Class Hb	56,000	26,157
China Shenhua Energy Co. Ltd. Class H	42,000	72,836
CNOOC Ltd.	238,000	295,118
Inner Mongolia Yitai Coal Co. Ltd. Class B	100	85
Kunlun Energy Co. Ltd.	56,000	39,597
MIE Holdings Corp.[a,b]	28,000	3,288
PetroChina Co. Ltd. Class H	280,000	232,669
Yanzhou Coal Mining Co. Ltd. Class Hb	28,000	13,223

		682,973
COLOMBIA — 0.15%
Ecopetrol SA	73,332	37,810

		37,810
FINLAND — 0.17%
Neste OYJ	1,610	41,276

		41,276
FRANCE — 5.28%
Etablissements Maurel et Prom[a,b]	1,036	5,449
MPI	2,492	7,623
Total SA	28,252	1,291,738

		1,304,810
GREECE — 0.01%
Motor Oil Hellas Corinth Refineries SAa	176	1,834

		1,834

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2015

Security	Shares	Value
HUNGARY — 0.12%
MOL Hungarian Oil & Gas PLC	602	$29,818

		29,818
INDIA — 1.17%
Reliance Industries Ltd. GDR[c]	11,116	290,128

		290,128
INDONESIA — 0.10%
Adaro Energy Tbk PT	267,400	11,324
Sugih Energy Tbk PTa	432,600	12,131

		23,455
ISRAEL — 0.07%
Naphtha Israel Petroleum Corp. Ltd.[a]	855	4,887
Oil Refineries Ltd.[a]	20,371	7,404
Paz Oil Co. Ltd.	28	4,057

		16,348
ITALY — 2.28%
Eni SpA	33,096	542,540
ERG SpA	756	10,783
Saras SpA[a]	4,074	10,344

		563,667
JAPAN — 1.35%
Cosmo Oil Co. Ltd.[a]	14,000	21,835
Idemitsu Kosan Co. Ltd.	1,400	24,006
INPEX Corp.	12,600	127,055
Japan Petroleum Exploration Co. Ltd.	100	2,946
JX Holdings Inc.	33,600	130,008
Nippon Coke & Engineering Co. Ltd.	5,600	4,852
Showa Shell Sekiyu KK	2,800	23,960

		334,662
NORWAY — 0.97%
Det Norske Oljeselskap ASA[a,b]	1,526	8,804
DNO ASA[a,b]	11,074	12,579
Statoil ASA	14,854	219,477

		240,860
POLAND — 0.42%
Grupa Lotos SAa	1,568	12,427
Lubelski Wegiel Bogdanka SA	448	5,552
Polski Koncern Naftowy Orlen SA	4,382	85,755

		103,734
PORTUGAL — 0.22%
Galp Energia SGPS SA	5,208	54,837

		54,837

Security	Shares	Value
RUSSIA — 2.27%
Lukoil PJSC ADR (London)	3,455	$130,322
Lukoil PJSC	3,279	124,191
NOVATEK OAO GDR[d]	1,169	111,990
Rosneft OAO	9,280	33,819
Rosneft OAO GDR[d]	4,376	16,489
Surgutneftegas OAO	44,800	22,914
Surgutneftegas OAO ADR	4,480	23,386
Tatneft PAO Class S	20,440	97,666

		560,777
SINGAPORE — 0.00%
Rex International Holding Ltd.[a,b]	11,200	786

		786
SOUTH AFRICA — 0.05%
Exxaro Resources Ltd.	2,478	12,670

		12,670
SOUTH KOREA — 0.42%
S-Oil Corp.	714	36,221
SK Innovation Co. Ltd.[a]	812	68,585

		104,806
SPAIN — 0.81%
Repsol SA	13,944	199,287

		199,287
SWEDEN — 0.16%
Lundin Petroleum ABa,b	3,108	40,511

		40,511
THAILAND — 0.42%
Bangchak Petroleum PCL (The) NVDR	7,000	6,835
Banpu PCL NVDR	21,000	12,069
Esso Thailand PCL NVDR[a]	44,800	6,249
IRPC PCL NVDR	208,600	22,114
PTT Exploration & Production PCL NVDR	16,831	37,329
Thai Oil PCL NVDR	14,000	20,114

		104,710
TURKEY — 0.17%
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim ASa	1,778	1,337
Tupras Turkiye Petrol Rafinerileri ASa	1,596	41,175

		42,512
UNITED KINGDOM — 17.36%
Amerisur Resources PLC[a,b]	18,256	7,370
BG Group PLC	44,758	684,661

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2015

Security	Shares	Value
BP PLC	239,400	$1,327,351
Cairn Energy PLC[a]	7,742	18,051
EnQuest PLC[a]	12,362	6,417
Faroe Petroleum PLC[a]	2,296	2,569
Gulf Keystone Petroleum Ltd.[a]	13,067	6,130
Ophir Energy PLC[a]	7,714	11,490
Premier Oil PLC[a]	7,686	12,448
Royal Dutch Shell PLC Class A	51,310	1,337,606
Royal Dutch Shell PLC Class B	31,698	831,945
SOCO International PLC	3,038	7,195
Tullow Oil PLC[a]	12,068	41,427

		4,294,660
UNITED STATES — 51.62%
Abraxas Petroleum Corp.[a]	2,744	5,351
Anadarko Petroleum Corp.	6,734	482,020
Antero Resources Corp.[a]	868	22,429
Apache Corp.	5,124	231,810
Bill Barrett Corp.[a]	658	3,599
Bonanza Creek Energy Inc.[a]	574	4,391
Cabot Oil & Gas Corp.	5,572	131,889
California Resources Corp.	4,116	15,970
Callon Petroleum Co.[a]	1,386	12,710
Carrizo Oil & Gas Inc.[a]	644	23,461
Chesapeake Energy Corp.	7,154	55,873
Chevron Corp.	24,584	1,991,058
Cimarex Energy Co.	1,302	143,884
Clayton Williams Energy Inc.[a]	84	4,274
Cobalt International Energy Inc.[a]	3,780	30,278
Concho Resources Inc.[a]	1,610	174,138
ConocoPhillips	16,226	797,508
CONSOL Energy Inc.	3,178	48,401
Continental Resources Inc./OKa	1,288	41,345
CVR Energy Inc.	224	9,007
Delek U.S. Holdings Inc.	714	21,963
Denbury Resources Inc.	5,096	22,117
Devon Energy Corp.	5,194	221,576
Diamondback Energy Inc.[a]	827	56,476
Energen Corp.	994	51,688
EOG Resources Inc.	7,238	566,808
EQT Corp.	2,030	157,975
Exxon Mobil Corp.	54,810	4,123,904
Gulfport Energy Corp.[a]	1,386	49,660
Hess Corp.	3,472	206,410
HollyFrontier Corp.	2,506	117,431
Kosmos Energy Ltd.[a]	1,358	9,506

Security	Shares	Value
Laredo Petroleum Inc.[a]	1,757	$17,904
LinnCo LLC	1,541	4,700
Marathon Oil Corp.	9,128	157,823
Marathon Petroleum Corp.	7,112	336,469
Matador Resources Co.[a]	910	20,848
Memorial Resource Development Corp.[a]	1,008	19,565
Murphy Oil Corp.	2,394	74,214
Newfield Exploration Co.[a]	2,044	68,086
Noble Energy Inc.	5,692	190,170
Northern Oil and Gas Inc.[a]	1,190	7,176
Oasis Petroleum Inc.[a]	1,666	18,592
Occidental Petroleum Corp.	10,080	735,941
Parsley Energy Inc. Class Aa	630	10,836
PBF Energy Inc.	1,078	32,254
PDC Energy Inc.[a]	532	29,888
Penn Virginia Corp.[a]	924	1,136
Pioneer Natural Resources Co.	2,002	246,366
QEP Resources Inc.	2,268	31,843
Range Resources Corp.	2,338	90,293
Rex Energy Corp.[a]	462	1,594
RSP Permian Inc.[a]	616	14,747
Sanchez Energy Corp.[a]	705	4,540
SM Energy Co.	966	35,452
Southwestern Energy Co.[a]	5,096	82,759
Stone Energy Corp.[a]	756	4,286
Synergy Resources Corp.[a]	756	8,119
Tesoro Corp.	1,638	150,712
Triangle Petroleum Corp.[a]	1,414	5,713
Ultra Petroleum Corp.[a]	2,002	17,057
Valero Energy Corp.	6,692	397,103
W&T Offshore Inc.	840	2,999
Western Refining Inc.	1,064	45,773
Whiting Petroleum Corp.[a]	2,718	52,539
WPX Energy Inc.[a]	2,492	18,216

		12,770,623

TOTAL COMMON STOCKS
(Cost: $30,905,529)		24,349,847

PREFERRED STOCKS — 0.76%

BRAZIL — 0.54%
Petroleo Brasileiro SA	53,200	134,232

		134,232

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2015

Security	Shares	Value
RUSSIA — 0.22%
Surgutneftegas OAO	89,600	$53,986

		53,986

TOTAL PREFERRED STOCKS
(Cost: $268,718)		188,218

WARRANTS — 0.00%

UNITED STATES — 0.00%
Magnum Hunter Resources Corp.
(Expires 04/15/16)[a]	50	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 0.98%

MONEY MARKET FUNDS — 0.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	211,341	211,341
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	12,136	12,136
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[e,f]	18,962	18,962

		242,439

TOTAL SHORT-TERM INVESTMENTS
(Cost: $242,439)		242,439

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $31,416,686)		24,780,504
Other Assets, Less Liabilities — (0.17)%		(41,085)

NET ASSETS — 100.00%		$24,739,419

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.95%

AUSTRALIA — 5.43%
Newcrest Mining Ltd.[a]	314,160	$2,494,505

		2,494,505
CANADA — 55.80%
Agnico Eagle Mines Ltd.	87,450	2,117,729
Alacer Gold Corp.[a]	374,220	807,224
Alamos Gold Inc. Class Aa	297,660	1,212,565
Barrick Gold Corp.	579,645	3,986,285
Centerra Gold Inc.	205,590	1,027,564
China Gold International Resources Corp. Ltd.[a]	478,335	679,484
Eldorado Gold Corp.	598,950	1,769,165
Goldcorp Inc.	452,100	6,201,296
IAMGOLD Corp.[a,b]	519,420	862,772
Kinross Gold Corp.[a]	1,003,530	1,772,488
Lake Shore Gold Corp.[a]	838,530	699,563
New Gold Inc.[a]	545,490	1,242,266
Primero Mining Corp.[a,b]	261,360	748,427
SEMAFO Inc.[a]	380,655	932,683
Yamana Gold Inc.	843,645	1,566,180

		25,625,691
CHINA — 1.09%
China Precious Metal Resources Holdings Co. Ltd.[a,b]	13,341,000	499,208

		499,208
HONG KONG — 1.88%
G-Resources Group Ltd.	32,547,000	865,115

		865,115
PERU — 2.70%
Cia. de Minas Buenaventura SA ADR	196,020	1,238,846

		1,238,846
SOUTH AFRICA — 12.70%
AngloGold Ashanti Ltd.[a]	265,485	2,137,410
Gold Fields Ltd.	627,330	2,014,285
Harmony Gold Mining Co. Ltd.[a]	746,790	635,075
Sibanye Gold Ltd.	912,285	1,045,422

		5,832,192
TURKEY — 1.56%
Koza Altin Isletmeleri AS	85,470	716,409

		716,409

Security	Shares	Value
UNITED KINGDOM — 7.58%
Acacia Mining PLC	28,050	$103,236
Centamin PLC	1,228,920	1,134,993
Randgold Resources Ltd.	36,795	2,240,426

		3,478,655
UNITED STATES — 11.21%
McEwen Mining Inc.	655,545	598,185
Newmont Mining Corp.	266,640	4,551,545

		5,149,730

TOTAL COMMON STOCKS
(Cost: $76,703,730)		45,900,351

SHORT-TERM INVESTMENTS — 3.43%

MONEY MARKET FUNDS — 3.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,462,811	1,462,811
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	84,002	84,002
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	29,679	29,679

		1,576,492

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,576,492)		1,576,492

TOTAL INVESTMENTS IN SECURITIES — 103.38%
(Cost: $78,280,222)		47,476,843
Other Assets, Less Liabilities — (3.38)%		(1,550,692)

NET ASSETS — 100.00%		$45,926,151

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 97.40%

AUSTRALIA — 18.11%
Alumina Ltd.	346,450	$321,757
Arrium Ltd.	442,780	34,530
BHP Billiton Ltd.	434,980	7,764,983
BlueScope Steel Ltd.	78,808	240,804
CuDeco Ltd.[a,b]	14,986	11,740
Fortescue Metals Group Ltd.[a]	211,384	286,234
Iluka Resources Ltd.	56,680	298,562
Independence Group NL	32,630	76,570
Jacana Minerals Ltd.[a,b]	6,808	—
Metals X Ltd.[a]	35,100	28,492
OZ Minerals Ltd.	41,990	111,931
Rio Tinto Ltd.	59,150	2,108,880
Sandfire Resources NL	18,850	80,984
Sims Metal Management Ltd.[a]	24,830	202,085
Sirius Resources NLa,b	36,010	69,440
South32 Ltd.[b]	734,370	791,360
Syrah Resources Ltd.[a,b]	24,310	51,014
Western Areas Ltd.	28,340	55,453

		12,534,819
AUSTRIA — 0.81%
Voestalpine AG	15,287	558,408

		558,408
BELGIUM — 0.36%
Bekaert SA	5,460	158,271
Nyrstar NVa,b	37,468	94,083

		252,354
BRAZIL — 1.38%
Cia. Siderurgica Nacional SA	85,400	82,065
Paranapanema SAb	26,200	15,538
Vale SA	174,100	856,578

		954,181
CANADA — 3.63%
Canam Group Inc.	5,200	53,036
Capstone Mining Corp.[b]	51,221	23,869
Dominion Diamond Corp.	11,440	134,477
Dundee Precious Metals Inc.[b]	17,030	29,311
First Quantum Minerals Ltd.	93,211	480,592
HudBay Minerals Inc.	31,720	157,110
Imperial Metals Corp.[a,b]	5,982	39,430
Ivanhoe Mines Ltd. Class Ab	64,090	38,536
Labrador Iron Ore Royalty Corp.	8,840	96,805
Lucara Diamond Corp.	39,448	50,403

Security	Shares	Value
Lundin Mining Corp.[b]	87,490	$293,935
Major Drilling Group International Inc.	11,727	35,608
Nevsun Resources Ltd.	26,699	79,264
Sherritt International Corp.	38,350	34,877
Teck Resources Ltd. Class B	76,180	541,076
Thompson Creek Metals Co. Inc.[a,b]	28,730	15,331
Turquoise Hill Resources Ltd.[b]	138,450	409,991

		2,513,651
CHILE — 0.04%
CAP SA	10,706	26,079

		26,079
CHINA — 1.04%
Aluminum Corp. of China Ltd. Class Ha,b	520,000	173,780
China Metal Recycling Holdings Ltd.[b]	132,000	—
China Rare Earth Holdings Ltd.[a,b]	261,200	22,581
China Vanadium Titano-Magnetite Mining Co. Ltd.[b]	390,000	17,110
CITIC Dameng Holdings Ltd.[a,b]	130,000	10,903
Honbridge Holdings Ltd.[a,b]	520,000	68,438
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	62,774	50,470
Jiangxi Copper Co. Ltd. Class H	180,000	227,379
MMG Ltd.[a,b]	160,000	33,032
North Mining Shares Co. Ltd.[a,b]	1,440,000	20,067
Shougang Concord International Enterprises Co. Ltd.[a,b]	798,000	32,435
Shougang Fushan Resources Group Ltd.[a]	260,000	32,877
Tiangong International Co. Ltd.	164,000	14,813
Xinjiang Xinxin Mining Industry Co. Ltd. Class Hb	130,000	14,761

		718,646
EGYPT — 0.00%
Ezz Steel[b]	967	1,137

		1,137
FINLAND — 0.25%
Outokumpu OYJ[a,b]	39,524	169,972

		169,972
FRANCE — 1.90%
APERAM SAb	6,313	213,166
ArcelorMittal	136,110	1,058,275
Eramet[a,b]	780	44,137

		1,315,578

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2015

Security	Shares	Value
GERMANY — 2.28%
Aurubis AG	4,940	$327,688
Salzgitter AGa	5,466	170,112
ThyssenKrupp AG	49,920	1,080,951

		1,578,751
GREECE — 0.06%
Mytilineos Holdings SAb	8,031	40,854

		40,854
INDIA — 0.39%
Tata Steel Ltd. GDR[c]	76,050	266,935

		266,935
INDONESIA — 0.26%
Aneka Tambang Persero Tbk PTb	832,000	29,608
Hanson International Tbk PTb	2,106,000	107,923
Krakatau Steel Persero Tbk PTb	771,600	17,574
Timah Persero Tbk PT	526,067	22,653

		177,758
JAPAN — 10.46%
Asahi Holdings Inc.	4,900	72,781
Dowa Holdings Co. Ltd.	26,000	226,777
Hitachi Metals Ltd.	24,000	304,592
JFE Holdings Inc.	68,300	1,060,979
Kobe Steel Ltd.	520,000	699,426
Maruichi Steel Tube Ltd.	4,600	117,292
Mitsubishi Materials Corp.	145,000	466,642
Mitsui Mining & Smelting Co. Ltd.	67,000	137,666
Neturen Co. Ltd.	1,600	11,289
Nippon Denko Co. Ltd.	65,000	131,411
Nippon Light Metal Holdings Co. Ltd.	130,000	200,602
Nippon Steel & Sumitomo Metal Corp.	1,170,400	2,411,593
Nippon Yakin Kogyo Co. Ltd.[a,b]	78,000	119,718
Nisshin Steel Co. Ltd.	13,000	122,507
OSAKA Titanium Technologies Co. Ltd.	1,800	47,085
Sumitomo Metal Mining Co. Ltd.	48,000	610,373
Toho Titanium Co. Ltd.[a,b]	6,200	81,654
Tokyo Steel Manufacturing Co. Ltd.	15,000	97,165
TOPY Industries Ltd.	44,000	96,943
UACJ Corp.	43,386	80,553
Yamato Kogyo Co. Ltd.	6,500	146,536

		7,243,584
MALAYSIA — 0.04%
Press Metal Bhd	65,000	26,619

		26,619

Security	Shares	Value
MEXICO — 2.12%
Grupo Mexico SAB de CV Series B	520,000	$1,315,495
Grupo Simec SAB de CV Series Ba,b	13,000	35,684
Industrias CH SAB de CV Series Ba,b	18,900	64,134
Minera Frisco SAB de CV Series A1[a,b]	91,000	50,652

		1,465,965
NORWAY — 0.90%
Norsk Hydro ASA	182,910	625,154

		625,154
PERU — 0.88%
Southern Copper Corp.[a]	22,750	606,515

		606,515
PHILIPPINES — 0.08%
Atlas Consolidated Mining & Development Corp.[b]	130,000	12,711
Nickel Asia Corp.	247,000	42,540

		55,251
POLAND — 0.63%
Jastrzebska Spolka Weglowa SAa,b	8,061	26,153
KGHM Polska Miedz SA	19,630	408,611

		434,764
RUSSIA — 2.51%
Alrosa PAO	247,000	242,780
Mechel ADR[b]	21,190	24,156
MMC Norilsk Nickel PJSC	7,410	1,160,589
Severstal PAO	28,600	311,634

		1,739,159
SINGAPORE — 0.04%
Midas Holdings Ltd.[a]	160,800	29,645

		29,645
SOUTH AFRICA — 1.16%
African Rainbow Minerals Ltd.	14,950	80,068
Anglo American Platinum Ltd.[b]	7,109	171,606
ArcelorMittal South Africa Ltd.[b]	28,860	21,671
Assore Ltd.	4,810	31,143
Impala Platinum Holdings Ltd.[b]	73,193	273,255
Kumba Iron Ore Ltd.	8,840	60,207
Northam Platinum Ltd.[b]	48,695	138,439
Royal Bafokeng Platinum Ltd.[b]	11,440	28,453

		804,842
SOUTH KOREA — 4.13%
Dongkuk Steel Mill Co. Ltd.[a,b]	8,650	43,515
Hyundai BNG Steel Co. Ltd.	1,431	12,583

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2015

Security	Shares	Value
Hyundai Steel Co.	11,089	$495,970
KISCO Corp.	656	26,761
KISWIRE Ltd.	871	34,317
Korea Zinc Co. Ltd.	1,170	507,470
Poongsan Corp.	3,135	65,072
Poongsan Holdings Corp.	735	25,665
POSCO	9,416	1,512,611
POSCO Chemtech Co. Ltd.	3,250	32,974
SeAH Besteel Corp.	2,025	54,616
SeAH Holdings Corp.	130	21,873
SeAH Steel Corp.	417	24,327

		2,857,754
SPAIN — 0.42%
Acerinox SA	20,410	235,440
Tubacex SA	15,210	39,028
Tubos Reunidos SAa	15,472	19,764

		294,232
SWEDEN — 1.20%
Boliden AB	37,310	615,146
SSAB AB Class Aa,b	30,581	128,159
SSAB AB Class Bb	24,960	91,042

		834,347
SWITZERLAND — 0.10%
Schmolz + Bickenbach AG Registered[b]	82,161	67,119

		67,119
TAIWAN — 2.14%
China Metal Products	130,011	91,506
China Steel Corp.	1,690,612	1,013,245
Chun Yuan Steel	41,040	11,630
Chung Hung Steel Corp.[b]	69,000	8,801
Feng Hsin Iron & Steel Co.	130,000	137,847
Gloria Material Technology Corp.	130,201	62,828
TA Chen Stainless Pipe	32,582	14,621
Ton Yi Industrial Corp.	70,000	31,949
Tung Ho Steel Enterprise Corp.	75,000	40,109
Yieh Phui Enterprise Co. Ltd.	267,440	65,923

		1,478,459
THAILAND — 0.06%
STP & I PCL NVDR[a]	111,160	43,106

		43,106
TURKEY — 0.53%
Borusan Mannesmann Boru Sanayi ve Ticaret AS	6,169	12,546
Eregli Demir ve Celik Fabrikalari TAS	190,973	259,791

Security	Shares	Value
Izmir Demir Celik Sanayi ASb	13,856	$8,758
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	14,191	7,751
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	112,343	49,013
Koza Anadolu Metal Madencilik Isletmeleri ASb	25,357	20,383
Park Elektrik Uretim Madencilik Sanayi ve Ticaret ASb	7,670	9,749

		367,991
UNITED KINGDOM — 26.18%
African Minerals Ltd.[a,b]	69,505	1
Anglo American PLC	189,020	2,154,182
Antofagasta PLC	54,080	506,536
BHP Billiton PLC	285,350	4,967,990
Evraz PLC[b]	49,533	60,145
Ferrexpo PLC	24,311	23,089
Gem Diamonds Ltd.	15,600	31,191
Glencore PLC	1,503,970	3,430,336
KAZ Minerals PLC[a,b]	36,401	97,637
Lonmin PLC[a,b]	77,870	42,037
Petra Diamonds Ltd.[a,b]	58,630	112,716
Rio Tinto PLC	172,380	6,331,077
Vedanta Ltd. ADR	44,470	271,267
Vedanta Resources PLC[a]	10,920	91,952

		18,120,156
UNITED STATES — 13.31%
AK Steel Holding Corp.[a,b]	24,570	75,921
Alcoa Inc.	177,580	1,678,131
Allegheny Technologies Inc.	14,610	282,119
Carpenter Technology Corp.	7,187	280,293
Century Aluminum Co.[b]	7,280	40,768
Cliffs Natural Resources Inc.[a]	18,980	75,351
Commercial Metals Co.	16,510	259,207
Compass Minerals International Inc.	4,810	389,610
Freeport-McMoRan Inc.	140,400	1,493,856
Globe Specialty Metals Inc.	9,100	125,034
Haynes International Inc.	1,977	75,561
Horsehead Holding Corp.[a,b]	7,540	61,677
Kaiser Aluminum Corp.	2,730	228,173
Materion Corp.	2,627	81,332
Nucor Corp.	43,420	1,879,652
Reliance Steel & Aluminum Co.	10,790	627,115
Schnitzer Steel Industries Inc. Class A	3,640	63,008

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2015

Security	Shares	Value
Steel Dynamics Inc.	32,890	$640,697
Stillwater Mining Co.[a,b]	16,180	154,519
SunCoke Energy Inc.	9,360	107,453
TimkenSteel Corp.	4,940	88,278
U.S. Steel Corp.	19,787	324,111
Worthington Industries Inc.	7,020	179,642

		9,211,508

TOTAL COMMON STOCKS
(Cost: $104,076,918)		67,415,293

PREFERRED STOCKS — 1.94%

BRAZIL — 1.94%
Bradespar SA	26,000	66,887
Cia. Ferro Ligas da Bahia-Ferbasa	15,700	31,036
Gerdau SA	110,900	159,853
Metalurgica Gerdau SA	39,000	32,230
Usinas Siderurgicas de Minas Gerais SA Class A	52,000	42,545
Vale SA	260,000	1,010,090

		1,342,641

TOTAL PREFERRED STOCKS
(Cost: $2,236,763)		1,342,641

SHORT-TERM INVESTMENTS — 3.77%

MONEY MARKET FUNDS — 3.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	2,379,387	2,379,387
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	136,636	136,636
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	95,593	95,593

		2,611,616

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,611,616)		2,611,616

TOTAL INVESTMENTS IN SECURITIES — 103.11%
(Cost: $108,925,297)		71,369,550
Other Assets, Less Liabilities — (3.11)%		(2,150,948)

NET ASSETS — 100.00%		$69,218,602

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 97.65%

AUSTRALIA — 0.15%
Alcyone Resources Ltd.[a]	26,593,384	$18,853

		18,853
CANADA — 56.98%
Alexco Resource Corp.[a]	364,640	112,366
Americas Silver Corp.[a,b]	1,296,970	146,220
Dalradian Resources Inc.[a]	310,790	196,215
Endeavour Silver Corp.[a,b]	131,980	220,215
Excellon Resources Inc.[a]	476,580	141,487
First Majestic Silver Corp.[a,b]	113,840	388,451
Fortuna Silver Mines Inc.[a,b]	128,900	310,019
GoGold Resources Inc.[a,b]	234,740	236,416
Great Panther Silver Ltd.[a,b]	349,540	139,238
MAG Silver Corp.[a,b]	55,160	401,314
Mandalay Resources Corp.	393,140	245,251
Minco Silver Corp.[a]	405,120	140,064
Pan American Silver Corp.	81,525	559,431
Silver Standard Resources Inc.[a]	72,160	459,373
Silver Wheaton Corp.	208,930	2,532,913
Silvercorp Metals Inc.[b]	252,900	176,773
Tahoe Resources Inc.	71,365	590,015

		6,995,761
CHINA — 1.15%
China Silver Group Ltd.[b]	580,000	141,444

		141,444
HONG KONG — 4.96%
G-Resources Group Ltd.	19,380,000	515,130
Loco Hong Kong Holdings Ltd.[a,b]	1,200,000	94,451

		609,581
MEXICO — 7.26%
Industrias Penoles SAB de CV	62,732	891,333

		891,333
PERU — 3.94%
Cia. de Minas Buenaventura SA ADR	76,560	483,859

		483,859
UNITED KINGDOM — 12.18%
Arian Silver Corp.[a,b]	328,900	108,757
Fresnillo PLC	121,880	1,163,136
Hochschild Mining PLC[a]	215,040	224,071

		1,495,964

Security	Shares	Value
UNITED STATES — 11.03%
Coeur Mining Inc.[a]	123,980	$416,573
Golden Minerals Co.[a]	461,400	156,876
Hecla Mining Co.	258,880	533,293
McEwen Mining Inc.	270,760	247,068

		1,353,810

TOTAL COMMON STOCKS (Cost: $18,266,954)		11,990,605

SHORT-TERM INVESTMENTS — 8.09%

MONEY MARKET FUNDS — 8.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	933,788	933,788
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	53,623	53,623
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	5,674	5,674

		993,085

TOTAL SHORT-TERM INVESTMENTS
(Cost: $993,085)		993,085

TOTAL INVESTMENTS IN SECURITIES — 105.74%
(Cost: $19,260,039)		12,983,690
Other Assets, Less Liabilities — (5.74)%		(704,984)

NET ASSETS — 100.00%		$12,278,706

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$31,490,929	$31,174,247	$76,703,730
Affiliated (Note 2)	1,054,975	242,439	1,576,492

Total cost of investments	$32,545,904	$31,416,686	$78,280,222

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$27,131,610	$24,538,065	$45,900,351
Affiliated (Note 2)	1,049,712	242,439	1,576,492

Total fair value of investments	28,181,322	24,780,504	47,476,843
Foreign currency, at value[b]	29,340	21,364	47,357
Receivables:
Investment securities sold	89,725	2,229	2,927,609
Dividends and interest	75,463	167,256	28,715

Total Assets	28,375,850	24,971,353	50,480,524

LIABILITIES
Payables:
Investment securities purchased	66,442	—	2,966,405
Collateral for securities on loan (Note 1)	659,466	223,477	1,546,813
Securities related to in-kind transactions (Note 4)	—	—	25,274
Investment advisory fees (Note 2)	9,968	8,457	15,881

Total Liabilities	735,876	231,934	4,554,373

NET ASSETS	$27,639,974	$24,739,419	$45,926,151

Net assets consist of:
Paid-in capital	$33,288,826	$31,807,310	$101,308,470
Undistributed net investment income	96,640	182,749	114,183
Undistributed net realized loss	(1,377,396)	(613,781)	(24,692,716)
Net unrealized depreciation	(4,368,096)	(6,636,859)	(30,803,786)

NET ASSETS	$27,639,974	$24,739,419	$45,926,151

Shares outstanding[c]	1,150,000	1,400,000	8,250,000

Net asset value per share	$24.03	$17.67	$5.57

[a]	Securities on loan with values of $615,377, $212,631 and $1,395,165, respectively. See Note 1.
[b]	Cost of foreign currency: $30,012, $21,949 and $48,015, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$106,313,681	$18,266,954
Affiliated (Note 2)	2,611,616	993,085

Total cost of investments	$108,925,297	$19,260,039

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$68,757,934	$11,990,605
Affiliated (Note 2)	2,611,616	993,085

Total fair value of investments	71,369,550	12,983,690
Foreign currency, at value[b]	339,257	12,867
Cash	60,399	—
Receivables:
Investment securities sold	13	639,041
Due from custodian (Note 4)	316,285	—
Dividends and interest	335,283	17,082
Capital shares sold	1,061	—

Total Assets	72,421,848	13,652,680

LIABILITIES
Payables:
Investment securities purchased	604,877	382,322
Collateral for securities on loan (Note 1)	2,516,023	987,411
Due to custodian	60,399	—
Foreign taxes (Note 1)	539	—
Investment advisory fees (Note 2)	21,408	4,241

Total Liabilities	3,203,246	1,373,974

NET ASSETS	$69,218,602	$12,278,706

Net assets consist of:
Paid-in capital	$125,147,041	$23,149,913
Undistributed (distributions in excess of) net investment income	255,560	(46,962)
Undistributed net realized loss	(18,621,320)	(4,547,349)
Net unrealized depreciation	(37,562,679)	(6,276,896)

NET ASSETS	$69,218,602	$12,278,706

Shares outstanding[c]	6,500,000	2,000,000

Net asset value per share	$10.65	$6.14

[a]	Securities on loan with values of $2,345,760 and $895,647, respectively. See Note 1.
[b]	Cost of foreign currency: $339,681 and $13,049, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$858,369	$763,973	$678,853
Dividends — affiliated (Note 2)	2,081	—	—
Interest — affiliated (Note 2)	3	2	3
Securities lending income — affiliated — net (Note 2)	15,809	1,373	23,047

Total investment income	876,262	765,348	701,903

EXPENSES
Investment advisory fees (Note 2)	151,493	82,566	216,127

Total expenses	151,493	82,566	216,127
Less investment advisory fees waived (Note 2)	(3,225)	—	—

Net expenses	148,268	82,566	216,127

Net investment income	727,994	682,782	485,776

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(698,754)	(494,955)	(12,893,120)
Investments — affiliated (Note 2)	1,895	—	—
In-kind redemptions — unaffiliated	902,471	220,912	673,906
In-kind redemptions — affiliated (Note 2)	35,289	—	—
Foreign currency transactions	(14,315)	(9,692)	(3,452)

Net realized gain (loss)	226,586	(283,735)	(12,222,666)

Net change in unrealized appreciation/depreciation on:
Investments	(4,639,308)	(7,285,409)	(26,921,794)
Translation of assets and liabilities in foreign currencies	(2,995)	(606)	(769)

Net change in unrealized appreciation/depreciation	(4,642,303)	(7,286,015)	(26,922,563)

Net realized and unrealized loss	(4,415,717)	(7,569,750)	(39,145,229)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,687,723)	$(6,886,968)	$(38,659,453)

[a]	Net of foreign withholding tax of $71,918, $44,685 and $85,439, respectively.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,010,428	$117,975
Interest — affiliated (Note 2)	16	1
Securities lending income — affiliated — net (Note 2)	84,006	10,881

	8,094,450	128,857
Less: Other foreign taxes (Note 1)	(559)	—

Total investment income	8,093,891	128,857

EXPENSES
Investment advisory fees (Note 2)	566,461	52,280

Total expenses	566,461	52,280

Net investment income	7,527,430	76,577

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,439,479)	(2,833,317)
In-kind redemptions — unaffiliated	(4,760,190)	171,367
Foreign currency transactions	(116,760)	(1,979)

Net realized loss	(18,316,429)	(2,663,929)

Net change in unrealized appreciation/depreciation on:
Investments	(46,805,436)	(6,306,655)
Translation of assets and liabilities in foreign currencies	(3,484)	(507)

Net change in unrealized appreciation/depreciation	(46,808,920)	(6,307,162)

Net realized and unrealized loss	(65,125,349)	(8,971,091)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(57,597,919)	$(8,894,514)

[a]	Net of foreign withholding tax of $231,544 and $12,786, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$727,994	$903,316	$682,782	$143,021
Net realized gain (loss)	226,586	(54,954)	(283,735)	(96,577)
Net change in unrealized appreciation/depreciation	(4,642,303)	3,654,533	(7,286,015)	849,565

Net increase (decrease) in net assets resulting from operations	(3,687,723)	4,502,895	(6,886,968)	896,009

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(764,487)	(869,161)	(528,102)	(128,943)

Total distributions to shareholders	(764,487)	(869,161)	(528,102)	(128,943)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,262,653	12,206,285	27,723,504	2,840,186
Cost of shares redeemed	(15,565,180)	(5,161,272)	(3,987,605)	—

Net increase (decrease) in net assets from capital share transactions	(14,302,527)	7,045,013	23,735,899	2,840,186

INCREASE (DECREASE) IN NET ASSETS	(18,754,737)	10,678,747	16,320,829	3,607,252

NET ASSETS
Beginning of year	46,394,711	35,715,964	8,418,590	4,811,338

End of year	$27,639,974	$46,394,711	$24,739,419	$8,418,590

Undistributed net investment income included in net assets at end of year	$96,640	$146,167	$182,749	$36,482

SHARES ISSUED AND REDEEMED
Shares sold	50,000	450,000	1,300,000	100,000
Shares redeemed	(600,000)	(200,000)	(200,000)	—

Net increase (decrease) in shares outstanding	(550,000)	250,000	1,100,000	100,000

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$485,776	$419,898	$7,527,430	$4,351,654
Net realized gain (loss)	(12,222,666)	(9,562,667)	(18,316,429)	5,287,882
Net change in unrealized appreciation/depreciation	(26,922,563)	11,792,558	(46,808,920)	24,025,906

Net increase (decrease) in net assets resulting from operations	(38,659,453)	2,649,789	(57,597,919)	33,665,442

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(425,675)	(410,920)	(7,833,689)	(4,935,233)

Total distributions to shareholders	(425,675)	(410,920)	(7,833,689)	(4,935,233)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,671,874	33,392,792	98,298,863	51,854,849
Cost of shares redeemed	(5,637,066)	(2,940,209)	(147,347,875)	(119,693,896)

Net increase (decrease) in net assets from capital share transactions	14,034,808	30,452,583	(49,049,012)	(67,839,047)

INCREASE (DECREASE) IN NET ASSETS	(25,050,320)	32,691,452	(114,480,620)	(39,108,838)

NET ASSETS
Beginning of year	70,976,471	38,285,019	183,699,222	222,808,060

End of year	$45,926,151	$70,976,471	$69,218,602	$183,699,222

Undistributed net investment income included in net assets at end of year	$114,183	$57,467	$255,560	$517,663

SHARES ISSUED AND REDEEMED
Shares sold	2,700,000	3,300,000	6,750,000	2,650,000
Shares redeemed	(750,000)	(300,000)	(9,350,000)	(5,850,000)

Net increase (decrease) in shares outstanding	1,950,000	3,000,000	(2,600,000)	(3,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Silver Miners ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$76,577	$55,868
Net realized loss	(2,663,929)	(1,309,004)
Net change in unrealized appreciation/depreciation	(6,307,162)	1,092,563

Net decrease in net assets resulting from operations	(8,894,514)	(160,573)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(294,253)	(104,622)

Total distributions to shareholders	(294,253)	(104,622)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,449,898	7,281,618
Cost of shares redeemed	(957,750)	—

Net increase in net assets from capital share transactions	7,492,148	7,281,618

INCREASE (DECREASE) IN NET ASSETS	(1,696,619)	7,016,423

NET ASSETS
Beginning of year	13,975,325	6,958,902

End of year	$12,278,706	$13,975,325

Distributions in excess of net investment income included in net assets at end of year	$(46,962)	$(42,879)

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	600,000
Shares redeemed	(100,000)	—

Net increase in shares outstanding	900,000	600,000

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Agriculture Producers ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$27.29	$24.63	$24.91	$24.88

Income from investment operations:
Net investment income[b]	0.50	0.58	0.50	0.28
Net realized and unrealized gain (loss)[c]	(3.21)	2.63	(0.46)	(0.05)

Total from investment operations	(2.71)	3.21	0.04	0.23

Less distributions from:
Net investment income	(0.55)	(0.55)	(0.32)	(0.20)

Total distributions	(0.55)	(0.55)	(0.32)	(0.20)

Net asset value, end of period	$24.03	$27.29	$24.63	$24.91

Total return	(10.11)%	13.05%	0.10%	0.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,640	$46,395	$35,716	$9,965
Ratio of expenses to average net assets[e]	0.38%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	1.87%	2.17%	1.87%	1.93%
Portfolio turnover rate[f]	10%	14%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 10%, 13%, 6% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Energy Producers ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$28.06	$24.06	$23.51	$24.79

Income from investment operations:
Net investment income[b]	0.68	0.68	0.63	0.43
Net realized and unrealized gain (loss)[c]	(10.61)	3.96	0.55	(1.39)

Total from investment operations	(9.93)	4.64	1.18	(0.96)

Less distributions from:
Net investment income	(0.46)	(0.64)	(0.63)	(0.32)

Total distributions	(0.46)	(0.64)	(0.63)	(0.32)

Net asset value, end of period	$17.67	$28.06	$24.06	$23.51

Total return	(35.63)%	19.44%	5.10%	(3.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$24,739	$8,419	$4,811	$4,701
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	3.23%	2.57%	2.61%	3.16%
Portfolio turnover rate[f]	4%	8%	6%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 4%, 8%, 6% and 5%, respectively. See Note 4.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$11.27	$11.60	$20.05	$25.00

Income from investment operations:
Net investment income[b]	0.07	0.08	0.21	0.15
Net realized and unrealized gain (loss)[c]	(5.71)	(0.33)	(8.47)	(5.02)

Total from investment operations	(5.64)	(0.25)	(8.26)	(4.87)

Less distributions from:
Net investment income	(0.06)	(0.08)	(0.19)	(0.08)

Total distributions	(0.06)	(0.08)	(0.19)	(0.08)

Net asset value, end of period	$5.57	$11.27	$11.60	$20.05

Total return	(50.16)%	(2.01)%	(41.28)%	(19.45)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$45,926	$70,976	$38,285	$32,084
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	0.88%	0.81%	1.37%	1.25%
Portfolio turnover rate[f]	20%	22%	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Metals & Mining Producers ETF

	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$20.19	$18.11	$19.00	$24.76

Income from investment operations:
Net investment income[b]	0.81	0.50	0.50	0.37
Net realized and unrealized gain (loss)[c]	(8.96)	2.23	(1.00)	(6.00)

Total from investment operations	(8.15)	2.73	(0.50)	(5.63)

Less distributions from:
Net investment income	(1.39)	(0.65)	(0.39)	(0.13)

Total distributions	(1.39)	(0.65)	(0.39)	(0.13)

Net asset value, end of period	$10.65	$20.19	$18.11	$19.00

Total return	(41.94)%	15.32%	(2.68)%	(22.76)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$69,219	$183,699	$222,808	$123,524
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	5.18%	2.53%	2.51%	2.98%
Portfolio turnover rate[f]	17%	18%	11%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 10%, 15%, 7% and 1%, respectively. See Note 4.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Silver Miners ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$12.70	$13.92	$20.94	$24.87

Income from investment operations:
Net investment income[b]	0.05	0.08	0.16	0.11
Net realized and unrealized (loss)[c]	(6.42)	(1.15)	(6.90)	(3.90)

Total from investment operations	(6.37)	(1.07)	(6.74)	(3.79)

Less distributions from:
Net investment income	(0.19)	(0.15)	(0.28)	(0.14)

Total distributions	(0.19)	(0.15)	(0.28)	(0.14)

Net asset value, end of period	$6.14	$12.70	$13.92	$20.94

Total return	(50.51)%	(7.48)%	(32.49)%	(15.18)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,279	$13,975	$6,959	$2,094
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	0.57%	0.63%	1.03%	0.86%
Portfolio turnover rate[f]	31%	22%	13%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver Miners	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Global Agriculture Producers
Investments:
Assets:
Common Stocks	$26,996,402	$—	$11,478	$27,007,880
Investment Companies	379,602	—	—	379,602
Preferred Stocks	123,146	—	—	123,146
Rights	584	—	—	584
Money Market Funds	670,110	—	—	670,110

Total	$28,169,844	$—	$11,478	$28,181,322

MSCI Global Energy Producers
Investments:
Assets:
Common Stocks	$24,349,847	$—	$—	$24,349,847
Preferred Stocks	188,218	—	—	188,218
Warrants	—	0[a]	—	0	[a]
Money Market Funds	242,439	—	—	242,439

Total	$24,780,504	$0[a]	$—	$24,780,504

MSCI Global Gold Miners
Investments:
Assets:
Common Stocks	$45,900,351	$—	$—	$45,900,351
Money Market Funds	1,576,492	—	—	1,576,492

Total	$47,476,843	$—	$—	$47,476,843

MSCI Global Metals & Mining Producers
Investments:
Assets:
Common Stocks	$67,403,552	$11,740	$1	$67,415,293
Preferred Stocks	1,342,641	—	—	1,342,641
Money Market Funds	2,611,616	—	—	2,611,616

Total	$71,357,809	$11,740	$1	$71,369,550

MSCI Global Silver Miners
Investments:
Assets:
Common Stocks	$11,971,752	$18,853	$—	$11,990,605
Money Market Funds	993,085	—	—	993,085

Total	$12,964,837	$18,853	$—	$12,983,690

[a]	Rounds to less than $1.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Global Agriculture Producers	$615,377	$615,377	$—
MSCI Global Energy Producers	212,631	212,631	—
MSCI Global Gold Miners	1,395,165	1,395,165	—
MSCI Global Metals & Mining Producers	2,345,760	2,345,760	—
MSCI Global Silver Miners	895,647	895,647	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39% based on the average daily net assets of each Fund.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In addition, each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through December 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to each Fund’s investments in other iShares funds, if any.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$4,754
MSCI Global Energy Producers	405
MSCI Global Gold Miners	6,754
MSCI Global Metals & Mining Producers	24,415
MSCI Global Silver Miners	3,320

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, in order to improve their portfolio liquidity and their ability to track their underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI Global Agriculture Producers
iShares India 50 ETF	12,183	6,858	(5,197)	13,844	$379,602	$2,081	$37,184

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$3,724,756	$4,546,385
MSCI Global Energy Producers	1,512,408	889,146
MSCI Global Gold Miners	11,268,097	11,033,591
MSCI Global Metals & Mining Producers	23,643,772	31,477,940
MSCI Global Silver Miners	4,177,758	4,656,034

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$1,175,785	$14,683,364
MSCI Global Energy Producers	26,955,610	3,862,158
MSCI Global Gold Miners	19,528,299	5,599,085
MSCI Global Metals & Mining Producers	84,109,493	125,497,904
MSCI Global Silver Miners	8,422,867	955,883

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF and iShares MSCI Global Metals & Mining Producers ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Global Agriculture Producers	$660,549	$(13,034)	$(647,515)
MSCI Global Energy Producers	190,987	(8,413)	(182,574)
MSCI Global Gold Miners	(1,393,370)	(3,385)	1,396,755
MSCI Global Metals & Mining Producers	(7,903,432)	44,156	7,859,276
MSCI Global Silver Miners	43,079	213,593	(256,672)

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Global Agriculture Producers
Ordinary income	$764,487	$869,161

MSCI Global Energy Producers
Ordinary income	$528,102	$128,943

MSCI Global Gold Miners
Ordinary income	$425,675	$410,920

MSCI Global Metals & Mining Producers
Ordinary income	$7,833,689	$4,935,233

MSCI Global Silver Miners
Ordinary income	$294,253	$104,622

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Global Agriculture Producers	$96,640	$(558,434)	$(4,502,967)	$(684,091)	$(5,648,852)
MSCI Global Energy Producers	184,145	(127,882)	(6,779,941)	(344,213)	(7,067,891)
MSCI Global Gold Miners	114,196	(4,476,366)	(41,035,338)	(9,984,811)	(55,382,319)
MSCI Global Metals & Mining Producers	296,715	(4,586,250)	(43,632,013)	(8,006,891)	(55,928,439)
MSCI Global Silver Miners	—	(613,283)	(8,025,768)	(2,232,156)	(10,871,207)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Global Agriculture Producers	$558,434
MSCI Global Energy Producers	127,882
MSCI Global Gold Miners	4,476,366
MSCI Global Metals & Mining Producers	4,586,250
MSCI Global Silver Miners	613,283

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Agriculture Producers	$32,680,775	$1,397,034	$(5,896,487)	$(4,499,453)
MSCI Global Energy Producers	31,559,768	128,929	(6,908,193)	(6,779,264)
MSCI Global Gold Miners	88,511,761	52,725	(41,087,643)	(41,034,918)
MSCI Global Metals & Mining Producers	114,994,631	541,836	(44,166,917)	(43,625,081)
MSCI Global Silver Miners	21,008,911	14,742	(8,039,963)	(8,025,221)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$878,303
MSCI Global Energy Producers	783,783
MSCI Global Gold Miners	641,375
MSCI Global Metals & Mining Producers	6,705,723
MSCI Global Silver Miners	120,473

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
MSCI Global Agriculture Producers	48.90%
MSCI Global Energy Producers	47.19
MSCI Global Gold Miners	6.16
MSCI Global Metals & Mining Producers	5.92
MSCI Global Silver Miners	31.88

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Gold Miners	$729,082	$85,439
MSCI Global Metals & Mining Producers	7,780,636	232,073
MSCI Global Silver Miners	108,084	12,786

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® , INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.550039	$—	$—	$0.550039	100%	—%	—%	100%
MSCI Global Energy Producers	0.459020	—	—	0.459020	100	—	—	100
MSCI Global Gold Miners	0.060671	—	—	0.060671	100	—	—	100
MSCI Global Metals & Mining Producers	1.390803	—	—	1.390803	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agricultural Producers ETF

Period Covered: January 31, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.23%
Greater than 1.0% and Less than 1.5%	17	1.98
Greater than 0.5% and Less than 1.0%	337	39.23
Between 0.5% and –0.5%	477	55.53
Less than –0.5% and Greater than –1.0%	25	2.91
Less than –1.0% and Greater than –1.5%	1	0.12

	859	100.00%

iShares MSCI Global Energy Producers ETF

Period Covered: January 31, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.12%
Greater than 1.5% and Less than 2.0%	6	0.70
Greater than 1.0% and Less than 1.5%	29	3.38
Greater than 0.5% and Less than 1.0%	109	12.69
Between 0.5% and –0.5%	644	74.96
Less than –0.5% and Greater than –1.0%	60	6.98
Less than –1.0% and Greater than –1.5%	9	1.05
Less than –1.5% and Greater than –2.0%	1	0.12

	859	100.00%

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Gold Miners ETF

Period Covered: January 31, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.47%
Greater than 2.0% and Less than 2.5%	3	0.35
Greater than 1.5% and Less than 2.0%	5	0.58
Greater than 1.0% and Less than 1.5%	27	3.14
Greater than 0.5% and Less than 1.0%	187	21.77
Between 0.5% and –0.5%	599	69.73
Less than –0.5% and Greater than –1.0%	27	3.14
Less than –1.0% and Greater than –1.5%	5	0.58
Less than –1.5% and Greater than –2.0%	1	0.12
Less than –2.0%	1	0.12

	859	100.00%

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: January 31, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.58%
Greater than 4.0% and Less than 4.5%	1	0.12
Greater than 3.5% and Less than 4.0%	1	0.12
Greater than 3.0% and Less than 3.5%	1	0.12
Greater than 2.5% and Less than 3.0%	6	0.70
Greater than 2.0% and Less than 2.5%	8	0.93
Greater than 1.5% and Less than 2.0%	39	4.54
Greater than 1.0% and Less than 1.5%	153	17.81
Greater than 0.5% and Less than 1.0%	238	27.71
Between 0.5% and –0.5%	345	40.15
Less than –0.5% and Greater than –1.0%	46	5.36
Less than –1.0% and Greater than –1.5%	14	1.63
Less than –1.5% and Greater than –2.0%	2	0.23

	859	100.00%

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Silver Miners ETF

Period Covered: January 31, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.12%
Greater than 2.5% and Less than 3.0%	3	0.35
Greater than 2.0% and Less than 2.5%	6	0.70
Greater than 1.5% and Less than 2.0%	18	2.10
Greater than 1.0% and Less than 1.5%	67	7.80
Greater than 0.5% and Less than 1.0%	206	23.98
Between 0.5% and –0.5%	407	47.37
Less than –0.5% and Greater than –1.0%	76	8.85
Less than –1.0% and Greater than –1.5%	37	4.31
Less than –1.5% and Greater than –2.0%	27	3.14
Less than –2.0% and Greater than –2.5%	8	0.93
Less than –2.5% and Greater than –3.0%	3	0.35

	859	100.00%

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	63

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	65

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Australia ETF | EWA | NYSE Arca
➢	iShares MSCI Canada ETF | EWC | NYSE Arca
➢	iShares MSCI Japan ETF | EWJ | NYSE Arca
➢	iShares MSCI Mexico Capped ETF | EWW | NYSE Arca
➢	iShares MSCI South Korea Capped ETF | EWY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply —primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(27.31)%	(27.42)%	(27.01)%	(27.31)%	(27.42)%	(27.01)%
5 Years	2.73%	2.55%	3.14%	14.42%	13.40%	16.71%
10 Years	5.18%	5.04%	5.24%	65.66%	63.47%	66.65%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$807.00	$2.14	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA ETF

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -27.31%, net of fees, while the total return for the Index was -27.01%.

As represented by the Index, Australian stocks delivered a negative return for the reporting period and significantly underperformed broad international equity indexes. The Australian dollar depreciated by about 24% relative to the U.S. dollar, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, Australia declined near the end of the reporting period, sparked by a sharp correction in China’s equity market.

Australia’s economy grew more slowly in 2015’s second quarter than in the first. The rate was the slowest in more than two years as exports declined amid an economic slowdown in China, a key export market for Australia. The Australian economy, which relies heavily on resources exports, has been hindered by slackening demand from China, which in turn has contributed to lower metals and oil prices, as well as a weaker currency and falling revenues. The country’s largest exports are iron ore and coal, and data for the second quarter of 2015 indicated a significant decline in mining production. On the positive side, household spending rose, as did government expenditures.

In U.S. dollar terms, every sector of the Index declined for the reporting period. Financials, which represented more than half of the Index on average during the reporting period, significantly hindered the Index’s performance. Within the financials sector, banks were the largest drag on performance. The materials sector was also a significant detractor from the Index’s return, largely due to the metals and mining industry. The utilities and information technology sectors detracted the least from the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	53.32%
Materials	15.14
Consumer Staples	7.89
Health Care	6.07
Industrials	6.04
Energy	4.35
Telecommunication Services	2.46
Consumer Discretionary	2.21
Utilities	2.10
Information Technology	0.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Commonwealth Bank of Australia	11.45%
Westpac Banking Corp.	8.72
National Australia Bank Ltd.	7.32
BHP Billiton Ltd.	7.26
Australia & New Zealand Banking Group Ltd.	6.94
Wesfarmers Ltd.	4.10
CSL Ltd.	3.86
Woolworths Ltd.	3.00
Telstra Corp. Ltd.	2.22
Woodside Petroleum Ltd.	2.15

TOTAL	57.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(25.48)%	(24.59)%	(25.31)%	(25.48)%	(24.59)%	(25.31)%
5 Years	0.47%	0.69%	0.69%	2.37%	3.48%	3.49%
10 Years	3.55%	3.58%	3.78%	41.72%	42.20%	44.97%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$862.90	$2.21	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA ETF

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -25.48%, net of fees, while the total return for the Index was -25.31%.

As represented by the Index, Canadian stocks delivered a negative return for the reporting period and significantly underperformed broad international equity indexes. The Canadian dollar depreciated by about 18% relative to the U.S. dollar over the reporting period, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, Canada declined late in the reporting period, sparked by a sharp correction in China’s equity market.

In 2015’s second quarter, Canada’s economy contracted for the second consecutive quarter, putting the country in recession for the first time since the 2008–09 financial crisis. Economic weakness has been concentrated in the energy sector amid a significant decline in oil prices. Oil-exporting provinces have been the hardest hit by reduced demand for energy. The Bank of Canada has twice cut interest rates in 2015 to help support the economy.

In terms of sector performance, energy and financials, which together represented more than 60% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. While energy stocks declined across the board, banks were the main drag in the financials sector. The materials sector was also a large detractor from the Index’s return, due largely to the mining and metals industry. In contrast, the healthcare sector contributed positively to the Index’s performance for the reporting period, led by the pharmaceuticals industry. To a lesser extent, the consumer staples sector helped the Index’s return, largely due to the food and staples retailing industry.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	39.05%
Energy	20.87
Materials	8.73
Industrials	7.28
Health Care	6.89
Consumer Discretionary	6.49
Consumer Staples	4.72
Information Technology	2.36
Telecommunication Services	2.28
Utilities	1.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Royal Bank of Canada	7.37%
Valeant Pharmaceuticals International Inc.	6.89
Toronto-Dominion Bank (The)	6.75
Bank of Nova Scotia (The)	4.93
Canadian National Railway Co.	4.08
Suncor Energy Inc.	3.74
Enbridge Inc.	3.23
Bank of Montreal	3.21
Manulife Financial Corp.	2.93
Canadian Imperial Bank of Commerce/Canada	2.68

TOTAL	45.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.84%	3.84%	4.17%	3.84%	3.84%	4.17%
5 Years	6.84%	6.86%	7.35%	39.18%	39.37%	42.60%
10 Years	2.37%	2.18%	2.86%	26.33%	24.05%	32.59%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$990.40	$2.36	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN ETF

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 3.84%, net of fees, while the total return for the Index was 4.17%.

As represented by the Index, Japanese stocks posted a positive return for the reporting period and significantly outperformed broader international equity indexes, most of which declined.

However, the Japanese yen depreciated by 14% relative to the U.S. dollar, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, Japan declined late in the reporting period, sparked by a sharp correction in China’s equity market. Japan’s economy shrank in 2015’s second quarter, the first quarterly contraction since the third quarter of 2014. Several areas of the economy have shown signs of weakness, including automobile registrations and industrial production. In addition, slowing growth in China has muted expectations for exports, despite a weaker Japanese yen, which tends to make the country’s exports less expensive. Nonetheless, the Japanese economy grew modestly overall for the 12 months ended June 30, 2015, thanks in part to the Bank of Japan’s aggressive economic stimulus measures. These efforts provided a favorable environment for equity market performance in Japan.

In U.S. dollar terms, most sectors helped the Index’s return for the reporting period. The financials and healthcare sectors were the strongest contributors to the Index’s performance. Banks and insurers provided the largest contribution to the financials sector’s return, while the pharmaceuticals industry boosted performance in healthcare. Conversely, the industrials sector detracted the most from the Index’s performance for the reporting period, particularly the capital goods industry. The energy and materials sectors also hindered the Index’s return, largely due to lower commodity prices.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	21.55%
Financials	19.56
Industrials	18.58
Information Technology	10.47
Health Care	7.96
Consumer Staples	7.30
Telecommunication Services	5.57
Materials	5.39
Utilities	2.70
Energy	0.92

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Toyota Motor Corp.	5.71%
Mitsubishi UFJ Financial Group Inc.	2.97
SoftBank Group Corp.	1.97
Sumitomo Mitsui Financial Group Inc.	1.86
Honda Motor Co. Ltd.	1.82
Mizuho Financial Group Inc.	1.67
KDDI Corp.	1.54
Japan Tobacco Inc.	1.38
Takeda Pharmaceutical Co. Ltd.	1.35
Sony Corp.	1.15

TOTAL	21.42%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(25.10)%	(25.17)%	(24.87)%	(25.10)%	(25.17)%	(24.87)%
5 Years	3.26%	3.35%	2.94%	17.39%	17.93%	15.60%
10 Years	7.79%	7.75%	7.31%	111.76%	110.91%	102.50%
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Mexico Index. Index performance beginning on December 1, 2007 through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$881.70	$2.23	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

The iShares MSCI Mexico Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -25.10%, net of fees, while the total return for the Index was -24.87%.

As represented by the Index, Mexican stocks delivered a negative return for the reporting period and significantly underperformed broad international equity indexes. The Mexican peso fell about 22% relative to the U.S. dollar over the reporting period, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, Mexico declined near the end of the reporting period, sparked by a sharp correction in China’s equity market.

Mexico has benefited from reforms instituted by the government to help make major industries such as oil and telecommunication services more competitive. The reforms have led to lower electricity and telecommunications prices, which has helped keep inflation low, but they have yet to contribute much to economic growth. The country’s economic growth rate was steady but modest during the reporting period, while the Mexican peso fell to record lows against the U.S. dollar late in the reporting period, sparking worries of a peso crisis similar to the one in 1994.

In U.S. dollar terms, every sector of the Index declined for the reporting period, with the financials sector having the most significant negative impact on the Index’s performance. Within the sector, banks detracted the most as they have been pressured by the peso’s depreciation against the U.S. dollar and the prospects of higher interest rates, which can make financing more difficult. The materials sector was also a large detractor from the Index’s return, weighed down by declines in the construction materials and metals and mining industries. The healthcare and consumer discretionary sectors detracted the least from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Consumer Staples	26.89%
Financials	19.91
Telecommunication Services	15.84
Materials	13.31
Industrials	12.69
Consumer Discretionary	10.88
Health Care	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

America Movil SAB de CV	15.56%
Fomento Economico Mexicano SAB de CV	8.31
Grupo Televisa SAB	7.53
Wal-Mart de Mexico SAB de CV	6.17
Grupo Financiero Banorte SAB de CV	5.88
Cemex SAB de CV CPO	4.77
Grupo Mexico SAB de CV Series B	4.68
Alfa SAB de CV	3.27
Fibra Uno Administracion SA de CV	2.93
Grupo Financiero Inbursa SAB de CV Series O	2.87

TOTAL	61.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(26.58)%	(27.07)%	(26.13)%	(26.58)%	(27.07)%	(26.13)%
5 Years	1.14%	0.98%	1.83%	5.81%	5.01%	9.47%
10 Years	4.34%	4.37%	4.93%	52.96%	53.43%	61.85%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$846.20	$2.89	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

The iShares MSCI South Korea Capped ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -26.58%, net of fees, while the total return for the Index was -26.13%.

As represented by the Index, South Korean stocks delivered a negative return for the reporting period and significantly underperformed broad international equity indexes. The South Korean won depreciated by about 14% relative to the U.S. dollar, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, South Korea declined near the end of the reporting period, sparked by a sharp correction in China’s equity market.

South Korea’s economic growth slowed during the reporting period, driven primarily by a decline in exports, which account for about half the country’s economy. Exports have dropped in each of the first seven months of 2015, partly due to the South Korean won’s strength compared to the Japanese yen and the euro. Other challenges for the South Korean economy included the recent devaluation of the Chinese yuan, which reduced Chinese tourist visits, and an outbreak of Middle East Respiratory Syndrome that restrained domestic consumption.

In terms of sector performance, information technology, which represented more than one-third of the Index on average during the reporting period, significantly hindered the Index’s return in U.S. dollar terms. Within the sector, the technology hardware and equipment industry struggled amid the decline in exports. The consumer discretionary sector was also a large detractor from the Index’s return, due largely to the autos and components industry. Conversely, the consumer staples and healthcare sectors modestly helped the Index’s performance for the reporting period. Within consumer staples, the household and personal products industry supported the Index’s return, while the pharmaceuticals industry boosted performance in healthcare.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Information Technology	32.91%
Consumer Discretionary	17.27
Financials	14.77
Industrials	11.08
Consumer Staples	8.94
Materials	8.22
Utilities	2.34
Energy	2.02
Health Care	1.40
Telecommunication Services	1.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Samsung Electronics Co. Ltd.	19.59%
Hyundai Motor Co.	3.92
SK Hynix Inc.	3.56
Shinhan Financial Group Co. Ltd.	2.89
Hyundai Mobis Co. Ltd.	2.42
NAVER Corp.	2.38
KB Financial Group Inc.	2.37
Samsung Electronics Co. Ltd. (Preferred)	2.25
POSCO	2.22
Kia Motors Corp.	2.21

TOTAL	43.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.79%

AIRLINES — 0.16%
Qantas Airways Ltd.[a]	843,882	$2,010,187

		2,010,187
BANKS — 34.87%
Australia & New Zealand Banking Group Ltd.	4,251,119	84,176,277
Bank of Queensland Ltd.	569,774	5,117,935
Bendigo & Adelaide Bank Ltd.	697,102	5,421,488
Commonwealth Bank of Australia	2,610,182	138,934,650
National Australia Bank Ltd.	4,019,267	88,817,629
Westpac Banking Corp.	4,795,496	105,732,729

		428,200,708
BEVERAGES — 0.77%
Coca-Cola Amatil Ltd.	880,188	5,241,677
Treasury Wine Estates Ltd.	1,000,938	4,229,304

		9,470,981
BIOTECHNOLOGY — 3.81%
CSL Ltd.	718,977	46,827,851

		46,827,851
CAPITAL MARKETS — 2.16%
Macquarie Group Ltd.	461,115	24,822,080
Platinum Asset Management Ltd.	360,373	1,729,643

		26,551,723
CHEMICALS — 1.04%
Incitec Pivot Ltd.	2,575,315	6,408,450
Orica Ltd.	569,611	6,404,674

		12,813,124
COMMERCIAL SERVICES & SUPPLIES — 1.37%
Brambles Ltd.	2,408,296	16,800,433

		16,800,433
CONSTRUCTION & ENGINEERING — 0.21%
CIMIC Group Ltd.	156,071	2,590,235

		2,590,235
CONSTRUCTION MATERIALS — 1.09%
Boral Ltd.	1,180,888	4,721,754
James Hardie Industries PLC	691,310	8,611,129

		13,332,883
CONTAINERS & PACKAGING — 1.45%
Amcor Ltd./Australia	1,832,663	17,825,932

		17,825,932

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.68%
ASX Ltd.	297,541	$8,319,539

		8,319,539
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.43%
Telstra Corp. Ltd.	6,576,498	26,902,090
TPG Telecom Ltd.	441,793	2,941,033

		29,843,123
ELECTRIC UTILITIES — 0.20%
AusNet Services	2,664,211	2,464,874

		2,464,874
ENERGY EQUIPMENT & SERVICES — 0.14%
WorleyParsons Ltd.	319,312	1,700,085

		1,700,085
FOOD & STAPLES RETAILING — 7.02%
Wesfarmers Ltd.	1,727,127	49,785,992
Woolworths Ltd.	1,946,636	36,433,777

		86,219,769
GAS UTILITIES — 0.87%
APA Group	1,712,615	10,648,167

		10,648,167
HEALTH CARE EQUIPMENT & SUPPLIES — 0.43%
Cochlear Ltd.	87,728	5,313,298

		5,313,298
HEALTH CARE PROVIDERS & SERVICES — 1.75%
Healthscope Ltd.	1,730,342	3,263,090
Ramsay Health Care Ltd.	217,406	9,626,957
Sonic Healthcare Ltd.	586,929	8,621,659

		21,511,706
HOTELS, RESTAURANTS & LEISURE — 1.77%
Aristocrat Leisure Ltd.	828,021	4,954,494
Crown Resorts Ltd.	559,744	4,539,740
Flight Centre Travel Group Ltd.[b]	85,216	2,235,917
Tabcorp Holdings Ltd.	1,274,732	4,184,229
Tatts Group Ltd.	2,244,879	5,856,744

		21,771,124
INSURANCE — 6.25%
AMP Ltd.	4,545,838	19,175,489
Insurance Australia Group Ltd.	3,598,905	12,935,817
Medibank Pvt Ltd.[a]	4,232,719	6,991,830
QBE Insurance Group Ltd.	2,104,278	19,692,124
Suncorp Group Ltd.	1,977,415	17,986,224

		76,781,484

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2015

Security	Shares	Value
IT SERVICES — 0.42%
Computershare Ltd.	726,617	$5,099,837

		5,099,837
MEDIA — 0.19%
REA Group Ltd.	80,970	2,371,346

		2,371,346
METALS & MINING — 11.38%
Alumina Ltd.	3,881,652	3,604,985
BHP Billiton Ltd.	4,936,145	88,116,888
Fortescue Metals Group Ltd.[b]	2,392,798	3,240,074
Iluka Resources Ltd.	643,507	3,389,671
Newcrest Mining Ltd.[a]	1,178,075	9,354,196
Rio Tinto Ltd.	652,168	23,251,803
South32 Ltd.[a]	8,182,263	8,817,238

		139,774,855
MULTI-UTILITIES — 1.01%
AGL Energy Ltd.	1,036,959	12,416,716

		12,416,716
MULTILINE RETAIL — 0.22%
Harvey Norman Holdings Ltd.	853,436	2,625,888

		2,625,888
OIL, GAS & CONSUMABLE FUELS — 4.16%
Caltex Australia Ltd.	414,970	9,378,870
Origin Energy Ltd.	1,705,325	9,986,257
Santos Ltd.	1,542,045	5,608,283
Woodside Petroleum Ltd.	1,139,664	26,064,939

		51,038,349
PROFESSIONAL SERVICES — 0.36%
Seek Ltd.	502,353	4,394,806

		4,394,806
REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.03%
Dexus Property Group	1,475,727	7,710,615
Federation Centres	5,171,550	10,375,826
Goodman Group	2,694,298	11,651,745
GPT Group (The)	2,731,772	8,695,735
Mirvac Group	5,683,007	7,050,692
Scentre Group	8,183,077	22,103,301
Stockland	3,629,798	10,061,778
Westfield Corp.	3,034,184	20,973,072

		98,622,764
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.68%
Lend Lease Group	847,517	8,375,808

		8,375,808

Security	Shares	Value
ROAD & RAIL — 1.67%
Asciano Ltd.	1,499,098	$9,023,047
Aurizon Holdings Ltd.	3,261,419	11,468,426

		20,491,473
TRANSPORTATION INFRASTRUCTURE — 2.20%
Sydney Airport	1,669,024	6,803,712
Transurban Group	2,942,394	20,192,575

		26,996,287

TOTAL COMMON STOCKS
(Cost: $1,644,489,387)		1,213,205,355

SHORT-TERM INVESTMENTS — 0.48%

MONEY MARKET FUNDS — 0.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	5,512,337	5,512,337
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	316,546	316,546
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	111,757	111,757

		5,940,640

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,940,640)		5,940,640

TOTAL INVESTMENTS IN SECURITIES — 99.27%
(Cost: $1,650,430,027)		1,219,145,995
Other Assets, Less Liabilities — 0.73%		8,917,185

NET ASSETS — 100.00%		$1,228,063,180

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2015

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	161	Sep. 2015	Sydney Futures	$14,744,154	$(307,229)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.71%

AEROSPACE & DEFENSE — 0.44%
Bombardier Inc. Class Ba	3,438,232	$3,333,574
CAE Inc.	474,082	5,148,805

		8,482,379
AUTO COMPONENTS — 1.85%
Magna International Inc. Class A	730,847	35,660,719

		35,660,719
BANKS — 25.86%
Bank of Montreal	1,158,140	61,802,285
Bank of Nova Scotia (The)	2,095,885	94,862,228
Canadian Imperial Bank of Commerce/Canada	710,167	51,609,205
National Bank of Canada	591,176	19,239,324
Royal Bank of Canada	2,573,026	141,830,685
Toronto-Dominion Bank (The)	3,297,744	130,075,615

		499,419,342
CAPITAL MARKETS — 0.79%
CI Financial Corp.	428,358	10,125,411
IGM Financial Inc.	180,608	5,110,779

		15,236,190
CHEMICALS — 3.61%
Agrium Inc.	241,948	24,842,177
Methanex Corp.	163,014	6,596,523
Potash Corp. of Saskatchewan Inc.	1,484,383	38,222,444

		69,661,144
CONSTRUCTION & ENGINEERING — 0.42%
SNC-Lavalin Group Inc.	271,529	8,061,177

		8,061,177
DIVERSIFIED FINANCIAL SERVICES — 0.48%
Onex Corp.	154,217	9,284,315

		9,284,315
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.14%
BCE Inc.	257,621	10,300,967
TELUS Corp.	365,271	11,816,057

		22,117,024
ELECTRIC UTILITIES — 0.68%
Fortis Inc./Canada	492,940	13,222,870

		13,222,870
FOOD & STAPLES RETAILING — 4.17%
Alimentation Couche-Tard Inc. Class B	745,333	31,230,601

Security	Shares	Value
Empire Co. Ltd. Class A	99,945	$6,622,436
George Weston Ltd.	91,337	7,484,073
Jean Coutu Group PJC Inc. (The) Class A	147,593	2,244,124
Loblaw Companies Ltd.	404,223	21,333,739
Metro Inc.	444,387	11,603,160

		80,518,133
FOOD PRODUCTS — 0.53%
Saputo Inc.	454,249	10,344,791

		10,344,791
HOTELS, RESTAURANTS & LEISURE — 0.71%
Restaurant Brands International Inc.	360,055	13,660,711

		13,660,711
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
TransAlta Corp.	493,281	2,439,526

		2,439,526
INSURANCE — 8.74%
Fairfax Financial Holdings Ltd.	38,312	17,615,745
Great-West Lifeco Inc.	535,086	13,524,947
Industrial Alliance Insurance & Financial Services Inc.	180,639	5,704,961
Intact Financial Corp.	234,794	16,067,639
Manulife Financial Corp.	3,508,797	56,383,375
Power Corp. of Canada	665,208	14,399,091
Power Financial Corp.	447,707	10,882,258
Sun Life Financial Inc.	1,090,196	34,266,815

		168,844,831
IT SERVICES — 0.76%
CGI Group Inc. Class Aa,b	400,635	14,634,243

		14,634,243
MEDIA — 1.98%
Shaw Communications Inc. Class B	711,450	14,132,750
Thomson Reuters Corp.	628,712	24,184,502

		38,317,252
METALS & MINING — 4.85%
Agnico Eagle Mines Ltd.	383,934	9,297,522
Barrick Gold Corp.	2,074,271	14,264,998
Eldorado Gold Corp.	1,275,302	3,766,957
First Quantum Minerals Ltd.	1,227,308	6,327,947
Franco-Nevada Corp.	278,194	11,918,120
Goldcorp Inc.	1,475,446	20,238,173

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
Kinross Gold Corp.[b]	2,037,015	$3,597,884
Silver Wheaton Corp.	719,131	8,718,213
Teck Resources Ltd. Class B	1,010,903	7,180,033
Turquoise Hill Resources Ltd.[b]	1,790,425	5,301,973
Yamana Gold Inc.	1,674,713	3,109,012

		93,720,832
MULTI-UTILITIES — 0.52%
Atco Ltd./Canada Class I	136,282	4,066,438
Canadian Utilities Ltd. Class A	219,474	5,999,451

		10,065,889
MULTILINE RETAIL — 1.27%
Canadian Tire Corp. Ltd. Class A	131,460	12,271,576
Dollarama Inc.	219,018	12,365,751

		24,637,327
OIL, GAS & CONSUMABLE FUELS — 20.81%
AltaGas Ltd.	239,180	6,502,173
ARC Resources Ltd.	603,409	8,970,635
Baytex Energy Corp.	365,360	2,089,733
Cameco Corp.	705,110	9,809,535
Canadian Natural Resources Ltd.	1,947,204	43,393,159
Canadian Oil Sands Ltd.	862,402	4,990,977
Cenovus Energy Inc.	1,474,636	21,135,895
Crescent Point Energy Corp.	884,558	11,222,352
Enbridge Inc.	1,523,815	62,269,689
Encana Corp.	1,495,777	11,051,100
Enerplus Corp.	368,312	2,319,770
Husky Energy Inc.	614,593	10,822,934
Imperial Oil Ltd.	529,487	18,485,285
Inter Pipeline Ltd.	594,831	12,607,467
Keyera Corp.	300,721	9,126,730
MEG Energy Corp.[b]	278,916	2,477,856
Paramount Resources Ltd. Class Aa,b	113,228	1,198,234
Pembina Pipeline Corp.	605,291	16,605,127
Peyto Exploration & Development Corp.	267,880	6,277,714
PrairieSky Royalty Ltd.	252,456	5,229,378
Suncor Energy Inc.	2,572,100	72,030,399
Tourmaline Oil Corp.[a,b]	318,374	7,968,323
TransCanada Corp.	1,261,482	43,518,996
Veresen Inc.	512,205	5,231,767
Vermilion Energy Inc.	193,902	6,642,655

		401,977,883

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.24%
West Fraser Timber Co. Ltd.	123,143	$4,741,538

		4,741,538
PHARMACEUTICALS — 6.87%
Valeant Pharmaceuticals International Inc.[b]	578,667	132,647,612

		132,647,612
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.46%
H&R REIT	241,601	3,749,764
RioCan REIT	276,837	5,058,179

		8,807,943
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.61%
Brookfield Asset Management Inc. Class A	1,536,771	47,829,904
First Capital Realty Inc.	197,550	2,582,033

		50,411,937
ROAD & RAIL — 6.13%
Canadian National Railway Co.	1,429,069	78,633,703
Canadian Pacific Railway Ltd.	277,422	39,844,096

		118,477,799
SOFTWARE — 1.25%
Constellation Software Inc./Canada	33,932	14,338,151
Open Text Corp.	217,804	9,768,030

		24,106,181
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.35%
BlackBerry Ltd.[a,b]	893,905	6,705,127

		6,705,127
TEXTILES, APPAREL & LUXURY GOODS — 0.66%
Gildan Activewear Inc.	409,410	12,708,480

		12,708,480
TRADING COMPANIES & DISTRIBUTORS — 0.27%
Finning International Inc.	307,414	5,154,759

		5,154,759
WIRELESS TELECOMMUNICATION SERVICES — 1.13%
Rogers Communications Inc. Class B	644,387	21,750,786

		21,750,786

TOTAL COMMON STOCKS
(Cost: $2,704,084,804)		1,925,818,740

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.12%

MONEY MARKET FUNDS — 1.12%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	20,353,731	$20,353,731
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	1,168,811	1,168,811
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	163,293	163,293

		21,685,835

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,685,835)		21,685,835

TOTAL INVESTMENTS IN SECURITIES — 100.83%
(Cost: $2,725,770,639)		1,947,504,575
Other Assets, Less Liabilities — (0.83)%		(16,050,483)

NET ASSETS — 100.00%		$1,931,454,092

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index	43	Sep. 2015	Montreal	$5,262,127	$(140,053)

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.72%

AIR FREIGHT & LOGISTICS — 0.27%
Yamato Holdings Co. Ltd.	2,626,000	$51,280,513

		51,280,513
AIRLINES — 0.27%
ANA Holdings Inc.	7,878,000	23,136,363
Japan Airlines Co. Ltd.	787,800	28,050,972

		51,187,335
AUTO COMPONENTS — 3.16%
Aisin Seiki Co. Ltd.	1,313,200	47,463,102
Bridgestone Corp.	4,464,200	149,838,128
Denso Corp.	3,413,800	152,935,761
Koito Manufacturing Co. Ltd.	787,800	27,043,347
NGK Spark Plug Co. Ltd.	1,050,400	25,847,199
NHK Spring Co. Ltd.	1,050,400	10,175,926
NOK Corp.	787,800	19,502,414
Stanley Electric Co. Ltd.	852,600	16,624,944
Sumitomo Electric Industries Ltd.	5,252,000	72,245,608
Sumitomo Rubber Industries Ltd.	1,313,000	18,613,970
Toyoda Gosei Co. Ltd.	525,200	10,301,608
Toyota Industries Corp.	1,050,400	52,266,468
Yokohama Rubber Co. Ltd. (The)	77,000	1,513,504

		604,371,979
AUTOMOBILES — 10.50%
Daihatsu Motor Co. Ltd.	1,050,400	12,854,258
Fuji Heavy Industries Ltd.	3,939,000	138,808,429
Honda Motor Co. Ltd.	11,029,200	348,027,073
Isuzu Motors Ltd.	3,939,000	44,904,307
Mazda Motor Corp.	3,676,400	63,419,682
Mitsubishi Motors Corp.	4,464,200	34,296,078
Nissan Motor Co. Ltd.	16,806,400	152,136,162
Suzuki Motor Corp.	2,626,000	89,483,575
Toyota Motor Corp.	18,382,000	1,090,921,682
Yamaha Motor Co. Ltd.	1,838,200	35,539,898

		2,010,391,144
BANKS — 9.50%
Aozora Bank Ltd.	7,878,000	28,863,572
Bank of Kyoto Ltd. (The)	2,626,000	28,538,532
Bank of Yokohama Ltd. (The)	7,878,000	48,261,973
Chiba Bank Ltd. (The)	5,252,000	38,354,747

Security	Shares	Value
Chugoku Bank Ltd. (The)	525,200	$7,796,632
Fukuoka Financial Group Inc.	5,258,000	26,163,090
Gunma Bank Ltd. (The)	2,626,000	17,573,842
Hachijuni Bank Ltd. (The)	2,626,000	18,158,914
Hiroshima Bank Ltd. (The)	2,626,000	14,865,173
Hokuhoku Financial Group Inc.	7,878,000	17,812,204
Iyo Bank Ltd. (The)	2,100,800	23,576,251
Joyo Bank Ltd. (The)	5,252,000	28,126,814
Mitsubishi UFJ Financial Group Inc.	85,870,280	566,941,544
Mizuho Financial Group Inc.	155,459,280	319,038,849
Resona Holdings Inc.	14,705,600	74,483,618
Seven Bank Ltd.	4,201,600	17,959,556
Shinsei Bank Ltd.	10,504,000	22,709,477
Shizuoka Bank Ltd. (The)	3,382,000	35,721,913
Sumitomo Mitsui Financial Group Inc.	8,665,800	354,969,932
Sumitomo Mitsui Trust Holdings Inc.	23,634,320	97,747,421
Suruga Bank Ltd.	1,575,600	30,241,743
Yamaguchi Financial Group Inc.	138,000	1,705,855

		1,819,611,652
BEVERAGES — 1.05%
Asahi Group Holdings Ltd.	2,626,000	86,731,568
Kirin Holdings Co. Ltd.	5,514,600	81,091,036
Suntory Beverage & Food Ltd.	787,800	33,349,127

		201,171,731
BUILDING PRODUCTS — 1.14%
Asahi Glass Co. Ltd.	7,878,000	46,870,801
Daikin Industries Ltd.	1,575,600	94,105,647
LIXIL Group Corp.	1,838,200	37,951,697
TOTO Ltd.	2,626,000	38,744,795

		217,672,940
CAPITAL MARKETS — 1.28%
Daiwa Securities Group Inc.	10,504,000	72,999,701
Nomura Holdings Inc.	24,159,200	152,728,169
SBI Holdings Inc./Japan	1,575,610	19,190,497

		244,918,367
CHEMICALS — 3.62%
Air Water Inc.	143,000	2,288,047
Asahi Kasei Corp.	7,878,000	62,953,791
Daicel Corp.	2,626,000	34,714,296
Hitachi Chemical Co. Ltd.	787,800	12,130,501

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
JSR Corp.	1,313,000	$20,672,559
Kaneka Corp.	2,626,000	21,300,970
Kansai Paint Co. Ltd.	398,000	6,220,341
Kuraray Co. Ltd.	2,363,400	27,985,964
Mitsubishi Chemical Holdings Corp.	9,191,000	52,384,567
Mitsubishi Gas Chemical Co. Inc.	2,626,000	12,828,254
Mitsui Chemicals Inc.	5,252,000	17,812,205
Nippon Paint Holdings Co. Ltd.	961,400	19,801,579
Nitto Denko Corp.	1,050,400	70,832,766
Shin-Etsu Chemical Co. Ltd.	2,888,600	159,059,519
Sumitomo Chemical Co. Ltd.	10,504,000	52,353,146
Taiyo Nippon Sanso Corp.	876,800	10,751,535
Teijin Ltd.	5,252,000	16,728,737
Toray Industries Inc.	10,504,000	92,918,166

		693,736,943
COMMERCIAL SERVICES & SUPPLIES — 0.89%
Dai Nippon Printing Co. Ltd.	2,626,000	27,054,182
Park24 Co. Ltd.	787,800	15,471,915
Secom Co. Ltd.	1,313,000	84,109,576
Toppan Printing Co. Ltd.	5,252,000	43,642,068

		170,277,741
CONSTRUCTION & ENGINEERING — 1.01%
JGC Corp.	860,000	12,582,250
Kajima Corp.	5,252,000	29,556,991
Obayashi Corp.	5,252,000	45,505,632
Shimizu Corp.	5,252,000	51,443,033
Taisei Corp.	7,878,000	53,436,614

		192,524,520
CONSTRUCTION MATERIALS — 0.14%
Taiheiyo Cement Corp.	7,878,000	26,718,307

		26,718,307
CONSUMER FINANCE — 0.27%
Acom Co. Ltd.[a]	2,626,000	11,896,472
AEON Financial Service Co. Ltd.	787,870	17,917,809
Credit Saison Co. Ltd.	1,050,400	21,062,607

		50,876,888
CONTAINERS & PACKAGING — 0.09%
Toyo Seikan Group Holdings Ltd.	1,050,400	17,257,469

		17,257,469

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.07%
Benesse Holdings Inc.	525,200	$13,955,060

		13,955,060
DIVERSIFIED FINANCIAL SERVICES — 1.03%
Japan Exchange Group Inc.	1,838,200	57,337,096
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,939,000	19,047,357
ORIX Corp.	8,928,400	120,386,233

		196,770,686
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.99%
Nippon Telegraph & Telephone Corp.	4,989,400	190,604,673

		190,604,673
ELECTRIC UTILITIES — 1.75%
Chubu Electric Power Co. Inc.	4,464,200	69,199,981
Chugoku Electric Power Co. Inc. (The)	2,100,800	30,753,139
Hokuriku Electric Power Co.	1,050,400	15,185,880
Kansai Electric Power Co. Inc. (The)[a]	4,726,800	59,033,806
Kyushu Electric Power Co. Inc.[a]	2,888,600	34,467,266
Shikoku Electric Power Co. Inc.	1,050,400	16,442,702
Tohoku Electric Power Co. Inc.	3,151,200	43,295,358
Tokyo Electric Power Co. Inc.[a,b]	9,716,200	66,546,569

		334,924,701
ELECTRICAL EQUIPMENT — 1.41%
Fuji Electric Co. Ltd.	2,626,000	10,444,626
Mabuchi Motor Co. Ltd.	525,200	24,573,041
Mitsubishi Electric Corp.	13,130,000	131,207,905
Nidec Corp.	1,313,000	102,994,414

		269,219,986
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.71%
Alps Electric Co. Ltd.	1,050,400	32,980,749
Citizen Holdings Co. Ltd.	1,838,200	13,894,386
Hamamatsu Photonics KK	1,050,400	26,046,557
Hirose Electric Co. Ltd.	262,660	30,040,579
Hitachi High-Technologies Corp.	525,200	11,827,130
Hitachi Ltd.	34,138,000	192,064,104
IBIDEN Co. Ltd.	787,800	11,148,880
Keyence Corp.	287,626	133,838,595
Kyocera Corp.	2,100,800	103,232,776
Murata Manufacturing Co. Ltd.	1,313,000	190,148,533
Nippon Electric Glass Co. Ltd.	2,626,500	11,616,982

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
Omron Corp.	1,313,000	$49,406,115
Shimadzu Corp.	430,000	6,333,705
TDK Corp.	787,800	49,081,074
Yaskawa Electric Corp.	1,838,200	21,084,276
Yokogawa Electric Corp.	1,575,600	18,540,295

		901,284,736
FOOD & STAPLES RETAILING — 1.79%
Aeon Co. Ltd.	4,201,600	63,135,814
FamilyMart Co. Ltd.	525,200	24,356,348
Lawson Inc.	525,200	37,531,311
Seven & I Holdings Co. Ltd.	4,989,480	217,802,114

		342,825,587
FOOD PRODUCTS — 1.61%
Ajinomoto Co. Inc.	3,508,000	77,333,185
Calbee Inc.	525,200	20,130,825
Kikkoman Corp.	736,000	23,716,467
MEIJI Holdings Co. Ltd.	525,228	85,598,490
NH Foods Ltd.	467,000	10,790,114
Nisshin Seifun Group Inc.	1,413,875	19,344,017
Nissin Foods Holdings Co. Ltd.	525,200	24,963,089
Toyo Suisan Kaisha Ltd.	415,000	15,581,549
Yakult Honsha Co. Ltd.	525,200	29,383,637
Yamazaki Baking Co. Ltd.	82,000	1,383,752

		308,225,125
GAS UTILITIES — 0.81%
Osaka Gas Co. Ltd.	13,130,000	53,371,605
Toho Gas Co. Ltd.	2,626,000	15,840,294
Tokyo Gas Co. Ltd.	15,756,000	86,239,673

		155,451,572
HEALTH CARE EQUIPMENT & SUPPLIES — 1.52%
Hoya Corp.	2,888,600	113,210,428
Olympus Corp.	1,575,900	57,608,095
Sysmex Corp.	1,050,400	63,794,562
Terumo Corp.	2,101,800	57,494,467

		292,107,552
HEALTH CARE PROVIDERS & SERVICES — 0.41%
Alfresa Holdings Corp.	1,050,400	19,190,375
Medipal Holdings Corp.	1,050,400	18,210,921
Miraca Holdings Inc.	525,200	22,579,461
Suzuken Co. Ltd./Aichi Japan	525,240	18,073,613

		78,054,370
HEALTH CARE TECHNOLOGY — 0.16%
M3 Inc.	1,313,000	30,467,104

		30,467,104

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 0.44%
McDonald’s Holdings Co. Japan Ltd.[b]	525,200	$11,571,432
Oriental Land Co. Ltd./Japan	1,313,000	72,494,806

		84,066,238
HOUSEHOLD DURABLES — 3.04%
Casio Computer Co. Ltd.[b]	1,575,600	30,345,756
Iida Group Holdings Co. Ltd.	1,050,480	18,619,722
Nikon Corp.	2,363,400	30,326,253
Panasonic Corp.	14,968,215	165,201,861
Rinnai Corp.	262,600	19,697,438
Sekisui Chemical Co. Ltd.	2,633,000	29,092,602
Sekisui House Ltd.	3,676,400	54,985,972
Sharp Corp./Japan[a,b]	10,504,000	15,341,899
Sony Corp.[a]	8,403,200	219,259,136

		582,870,639
HOUSEHOLD PRODUCTS — 0.25%
Unicharm Corp.	2,363,400	47,800,416

		47,800,416
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
Electric Power Development Co. Ltd.	787,800	24,703,057

		24,703,057
INDUSTRIAL CONGLOMERATES — 0.61%
Keihan Electric Railway Co. Ltd.	2,626,000	16,945,431
Seibu Holdings Inc.	787,800	17,305,142
Toshiba Corp.	26,260,000	83,210,298

		117,460,871
INSURANCE — 3.05%
Dai-ichi Life Insurance Co. Ltd. (The)	7,352,800	134,211,277
MS&AD Insurance Group Holdings Inc.	3,442,440	108,683,215
Sompo Japan Nipponkoa Holdings Inc.	2,228,050	73,964,972
Sony Financial Holdings Inc.	1,313,000	24,638,050
T&D Holdings Inc.	3,939,000	53,127,825
Tokio Marine Holdings Inc.	4,726,800	190,187,538

		584,812,877
INTERNET & CATALOG RETAIL — 0.47%
Rakuten Inc.	6,302,400	90,179,161

		90,179,161

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.34%
Kakaku.com Inc.	1,050,400	$16,711,402
Mixi Inc.[b]	262,600	9,036,118
Yahoo Japan Corp.	9,716,200	39,366,705

		65,114,225
IT SERVICES — 0.81%
Fujitsu Ltd.	13,130,000	65,235,574
ITOCHU Techno-Solutions Corp.	525,200	11,571,432
Nomura Research Institute Ltd.	787,800	32,016,462
NTT Data Corp.	787,800	37,964,699
Otsuka Corp.	176,900	9,342,410

		156,130,577
LEISURE PRODUCTS — 0.78%
Bandai Namco Holdings Inc.	1,313,098	30,426,036
Sankyo Co. Ltd.	262,600	10,108,751
Sega Sammy Holdings Inc.	1,313,000	13,857,549
Shimano Inc.	525,200	70,772,092
Yamaha Corp.	1,050,400	24,078,980

		149,243,408
MACHINERY — 5.04%
Amada Holdings Co. Ltd.	2,626,000	23,034,518
FANUC Corp.	1,313,000	213,605,603
Hino Motors Ltd.	2,100,800	23,160,200
Hitachi Construction Machinery Co. Ltd.	787,800	11,441,416
IHI Corp.	7,878,000	24,443,025
JTEKT Corp.	1,575,600	22,219,750
Kawasaki Heavy Industries Ltd.	10,504,000	39,784,924
Komatsu Ltd.	6,302,400	104,766,966
Kubota Corp.	7,878,000	123,417,775
Kurita Water Industries Ltd.	787,800	16,421,032
Makita Corp.	787,800	44,660,527
Minebea Co. Ltd.	2,626,000	31,485,563
Mitsubishi Heavy Industries Ltd.	21,008,000	100,441,764
Nabtesco Corp.	787,800	15,738,448
NGK Insulators Ltd.	1,310,000	29,543,508
NSK Ltd.	3,151,200	38,848,808
SMC Corp./Japan	315,900	76,808,132
Sumitomo Heavy Industries Ltd.	2,626,000	11,441,416
THK Co. Ltd.	788,400	13,720,639

		964,984,014
MARINE — 0.26%
Mitsui OSK Lines Ltd.	7,878,000	22,232,751

Security	Shares	Value
Nippon Yusen KK	10,504,000	$27,650,089

		49,882,840
MEDIA — 0.54%
Dentsu Inc.	1,313,000	67,391,674
Hakuhodo DY Holdings Inc.	1,838,200	18,414,612
Toho Co. Ltd./Tokyo	787,800	17,786,201

		103,592,487
METALS & MINING — 1.40%
Hitachi Metals Ltd.	471,000	5,977,621
JFE Holdings Inc.	3,413,850	53,031,090
Kobe Steel Ltd.	23,634,000	31,788,934
Maruichi Steel Tube Ltd.	262,600	6,695,829
Mitsubishi Materials Corp.	7,878,000	25,353,138
Nippon Steel & Sumitomo Metal Corp.	52,520,705	108,218,179
Sumitomo Metal Mining Co. Ltd.	2,914,000	37,054,701

		268,119,492
MULTILINE RETAIL — 0.90%
Don Quijote Holdings Co. Ltd.	787,800	30,618,790
Isetan Mitsukoshi Holdings Ltd.	2,363,460	37,874,649
J Front Retailing Co. Ltd.	1,575,600	25,600,168
Marui Group Co. Ltd.	1,575,600	19,086,362
Ryohin Keikaku Co. Ltd.	161,000	35,817,634
Takashimaya Co. Ltd.	2,626,000	22,752,816

		171,750,419
OIL, GAS & CONSUMABLE FUELS — 0.91%
Idemitsu Kosan Co. Ltd.	787,800	13,508,672
INPEX Corp.	6,565,000	66,199,860
JX Holdings Inc.	14,968,295	57,916,685
Showa Shell Sekiyu KK	1,313,000	11,235,557
TonenGeneral Sekiyu KK	2,626,000	26,219,912

		175,080,686
PAPER & FOREST PRODUCTS — 0.13%
Oji Holdings Corp.	5,252,000	24,356,348

		24,356,348
PERSONAL PRODUCTS — 1.21%
Kao Corp.	3,413,800	156,400,690
Kose Corp.	262,600	26,024,888
Shiseido Co. Ltd.	2,363,400	49,623,891

		232,049,469
PHARMACEUTICALS — 5.85%
Astellas Pharma Inc.	14,180,450	210,626,810
Chugai Pharmaceutical Co. Ltd.	1,575,600	58,962,297
Daiichi Sankyo Co. Ltd.	4,201,669	81,044,694

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
Eisai Co. Ltd.	1,838,200	$125,504,533
Hisamitsu Pharmaceutical Co. Inc.	262,600	9,111,961
Kyowa Hakko Kirin Co. Ltd.	2,626,000	44,183,802
Mitsubishi Tanabe Pharma Corp.	1,313,000	23,532,913
Ono Pharmaceutical Co. Ltd.	525,200	67,088,303
Otsuka Holdings Co. Ltd.	2,626,000	89,613,591
Santen Pharmaceutical Co. Ltd.	2,626,000	41,063,415
Shionogi & Co. Ltd.	2,100,800	82,516,879
Sumitomo Dainippon Pharma Co. Ltd.	1,050,400	11,233,390
Taisho Pharmaceutical Holdings Co. Ltd.	262,600	17,032,108
Takeda Pharmaceutical Co. Ltd.	5,252,000	258,385,312

		1,119,900,008
PROFESSIONAL SERVICES — 0.13%
Recruit Holdings Co. Ltd.	787,800	24,248,001

		24,248,001
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.83%
Japan Prime Realty Investment Corp.	5,252	17,053,777
Japan Real Estate Investment Corp.	7,878	33,154,103
Japan Retail Fund Investment Corp.	15,766	29,090,049
Nippon Building Fund Inc.	10,504	44,205,471
Nippon Prologis REIT Inc.	7,902	14,377,943
United Urban Investment Corp.	15,756	20,776,572

		158,657,915
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.55%
Aeon Mall Co. Ltd.	787,800	13,294,145
Daito Trust Construction Co. Ltd.	525,200	57,510,451
Daiwa House Industry Co. Ltd.	3,939,000	96,894,492
Hulic Co. Ltd.	2,100,800	19,346,394
Mitsubishi Estate Co. Ltd.	8,184,000	176,193,885
Mitsui Fudosan Co. Ltd.	5,958,000	165,192,722
Nomura Real Estate Holdings Inc.	787,800	14,808,833
NTT Urban Development Corp.	787,800	7,365,412
Sumitomo Realty & Development Co. Ltd.	2,626,000	88,865,998
Tokyo Tatemono Co. Ltd.	1,270,500	15,977,572

Security	Shares	Value
Tokyu Fudosan Holdings Corp.	3,413,800	$23,493,908

		678,943,812
ROAD & RAIL — 4.07%
Central Japan Railway Co.	1,050,400	172,357,998
East Japan Railway Co.	2,363,400	218,524,545
Hankyu Hanshin Holdings Inc.	7,878,000	47,325,857
Keikyu Corp.	2,630,000	21,159,797
Keio Corp.	5,252,000	39,438,215
Keisei Electric Railway Co. Ltd.	656,000	7,004,695
Kintetsu Group Holdings Co. Ltd.	10,771,000	38,485,316
Nagoya Railroad Co. Ltd.	5,252,000	20,932,591
Nippon Express Co. Ltd.	5,252,000	25,483,154
Odakyu Electric Railway Co. Ltd.	2,866,000	26,203,969
Tobu Railway Co. Ltd.	7,878,000	35,169,353
Tokyu Corp.	7,878,000	55,971,927
West Japan Railway Co.	1,050,400	70,971,450

		779,028,867
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
Rohm Co. Ltd.	787,800	42,840,302
Tokyo Electron Ltd.	1,050,452	55,285,579

		98,125,881
SOFTWARE — 1.27%
COLOPL Inc.[b]	262,600	4,743,420
GungHo Online Entertainment Inc.[b]	2,888,600	8,700,243
Konami Corp.	787,800	17,318,143
Nexon Co. Ltd.	787,800	10,986,360
Nintendo Co. Ltd.	787,800	162,585,122
Oracle Corp. Japan	262,600	10,986,360
Trend Micro Inc./Japan	787,800	28,050,972

		243,370,620
SPECIALTY RETAIL — 1.42%
ABC-Mart Inc.	262,600	15,948,640
Fast Retailing Co. Ltd.	334,500	135,983,352
Nitori Holdings Co. Ltd.	525,200	41,821,842
Sanrio Co. Ltd.[b]	263,400	8,705,013
Shimamura Co. Ltd.	262,600	24,291,340
USS Co. Ltd.	1,575,600	28,005,466
Yamada Denki Co. Ltd.[b]	4,698,100	18,104,656

		272,860,309

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.80%
Brother Industries Ltd.	1,575,600	$21,543,666
Canon Inc.	7,090,250	216,887,872
FUJIFILM Holdings Corp.	3,151,200	129,730,056
Konica Minolta Inc.	3,413,800	37,522,644
NEC Corp.	17,087,000	54,002,731
Ricoh Co. Ltd.	4,726,800	46,240,223
Seiko Epson Corp.	1,838,200	29,836,526

		535,763,718
TEXTILES, APPAREL & LUXURY GOODS — 0.16%
ASICS Corp.	1,050,400	30,770,475

		30,770,475
TOBACCO — 1.37%
Japan Tobacco Inc.	7,352,800	262,688,844

		262,688,844
TRADING COMPANIES & DISTRIBUTORS — 3.25%
ITOCHU Corp.	10,504,000	126,158,947
Marubeni Corp.	10,766,600	59,099,248
Mitsubishi Corp.	9,453,600	175,911,771
Mitsui & Co. Ltd.	11,554,400	150,502,293
Sumitomo Corp.	7,615,400	80,907,930
Toyota Tsusho Corp.	1,313,000	30,272,080

		622,852,269
TRANSPORTATION INFRASTRUCTURE — 0.19%
Japan Airport Terminal Co. Ltd.[b]	262,600	11,766,457
Kamigumi Co. Ltd.	2,626,000	22,016,058
Mitsubishi Logistics Corp.	242,000	2,921,533

		36,704,048
WIRELESS TELECOMMUNICATION SERVICES — 4.56%
KDDI Corp.	11,817,000	294,291,422
NTT DOCOMO Inc.	9,716,200	203,528,273

Security	Shares	Value
SoftBank Group Corp.	6,435,500	$375,078,900

		872,898,595

TOTAL COMMON STOCKS (Cost: $20,030,843,197)		19,094,899,267

SHORT-TERM INVESTMENTS — 0.45%

MONEY MARKET FUNDS — 0.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	81,008,864	81,008,864
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	4,651,927	4,651,927
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	380,471	380,471

		86,041,262

TOTAL SHORT-TERM INVESTMENTS
(Cost: $86,041,262)		86,041,262

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $20,116,884,459)		19,180,940,529
Other Assets, Less Liabilities — (0.17)%		(33,138,156)

NET ASSETS — 100.00%		$19,147,802,373

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
TOPIX Index	377	Sep. 2015	Tokyo Stock	$47,706,358	$(2,857,797)

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.62%

AIRLINES — 0.89%
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	4,054,000	$5,353,792
Grupo Aeromexico SAB de CVa,b	3,632,336	5,422,528

		10,776,320
BANKS — 11.22%
Banregio Grupo Financiero SAB de CVb	1,828,200	9,572,447
Grupo Financiero Banorte SAB de CV	14,749,278	70,678,751
Grupo Financiero Inbursa SAB de CV Series O	16,386,592	34,521,217
Grupo Financiero Santander Mexico SAB de CV Series B	13,232,550	20,597,986

		135,370,401
BEVERAGES — 11.13%
Arca Continental SAB de CV	2,980,929	16,974,241
Coca-Cola Femsa SAB de CV Series L	1,972,958	14,168,143
Fomento Economico Mexicano SAB de CV	11,231,010	99,961,343
Organizacion Cultiba SAB de CVb	2,714,100	3,207,426

		134,311,153
BUILDING PRODUCTS — 0.00%
Corp GEO SAB de CVa,b	15,588,128	9
Urbi Desarrollos Urbanos SAB de CVa,b	29,674,089	18

		27
CAPITAL MARKETS — 0.38%
Grupo Financiero Interacciones SA de CV Series Ob	815,200	4,627,402

		4,627,402
CHEMICALS — 1.62%
Mexichem SAB de CV	7,651,374	19,570,737

		19,570,737
CONSTRUCTION & ENGINEERING — 1.81%
Empresas ICA SAB de CVa,b	7,419,688	2,927,195
Promotora y Operadora de Infraestructura SAB de CVa	1,797,500	18,870,537

		21,797,732

Security	Shares	Value
CONSTRUCTION MATERIALS — 4.75%
Cemex SAB de CV CPO[a]	73,234,704	$57,304,628

		57,304,628
CONSUMER FINANCE — 1.41%
Credito Real SAB de CV SOFOM ER	2,078,274	4,050,033
Gentera SAB de CVb	8,134,306	12,972,231

		17,022,264
DIVERSIFIED FINANCIAL SERVICES — 0.45%
Bolsa Mexicana de Valores SAB de CVb	3,578,587	5,402,003

		5,402,003
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.28%
Axtel SAB de CV CPO[a,b]	8,302,777	3,359,705

		3,359,705
FOOD & STAPLES RETAILING — 7.59%
Controladora Comercial Mexicana SAB de CV BC Units	3,608,055	10,284,462
Grupo Comercial Chedraui SA de CVb	2,883,000	7,171,420
Wal-Mart de Mexico SAB de CV	31,033,433	74,217,620

		91,673,502
FOOD PRODUCTS — 6.03%
Gruma SAB de CV Series B	1,422,800	19,088,244
Grupo Bimbo SAB de CVa	11,673,704	29,970,392
Grupo Herdez SAB de CVb	2,220,444	5,422,753
Grupo Lala SAB de CV	4,852,400	10,945,372
Industrias Bachoco SAB de CV Series B	1,553,400	7,341,157

		72,767,918
HOTELS, RESTAURANTS & LEISURE — 1.30%
Alsea SAB de CVb	3,888,466	11,962,015
Hoteles City Express SAB de CVa	2,947,800	3,775,222

		15,737,237
HOUSEHOLD DURABLES — 0.26%
Consorcio ARA SAB de CVa	9,019,319	3,117,524

		3,117,524
HOUSEHOLD PRODUCTS — 2.03%
Kimberly-Clark de Mexico SAB de CV Series A	10,950,554	24,504,964

		24,504,964

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2015

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 4.83%
Alfa SAB de CV	19,744,851	$39,289,665
Grupo Carso SAB de CV Series A1	4,200,433	19,049,639

		58,339,304
INSURANCE — 0.29%
Qualitas Controladora SAB de CVa,b	2,431,100	3,448,163

		3,448,163
MACHINERY — 0.27%
Grupo Rotoplas SAB de CVa	2,106,900	3,206,807

		3,206,807
MEDIA — 7.70%
Grupo Televisa SAB	14,830,897	90,549,785
TV Azteca SAB de CV CPO[b]	17,035,139	2,446,644

		92,996,429
METALS & MINING — 6.89%
Grupo Mexico SAB de CV Series B	22,222,386	56,218,134
Grupo Simec SAB de CV Series Ba,b	1,234,154	3,387,672
Industrias CH SAB de CV Series Ba,b	1,451,483	4,925,354
Industrias Penoles SAB de CV	1,039,993	14,776,825
Minera Frisco SAB de CV Series A1[a,b]	6,907,903	3,845,043

		83,153,028
MULTILINE RETAIL — 1.57%
El Puerto de Liverpool SAB de CV Series C1	1,391,795	16,578,784
Grupo Famsa SAB de CV Series Aa,b	3,897,021	2,322,420

		18,901,204
PHARMACEUTICALS — 0.48%
Genomma Lab Internacional SAB de CV Series Ba	7,168,693	5,797,328

		5,797,328
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.49%
Concentradora Fibra Hotelera Mexicana SA de CVb	4,391,100	4,179,134
Fibra Shop Portafolios Inmobiliarios SAPI de CVb	3,928,495	3,743,542

Security	Shares	Value
Fibra Uno Administracion SA de CV	16,477,900	$35,243,852
Mexico Real Estate Management SA de CV	6,518,300	8,841,270
PLA Administradora Industrial S. de RL de CV	4,900,000	9,145,888
Prologis Property Mexico SA de CV	3,282,400	5,093,784

		66,247,470
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.60%
Corp Inmobiliaria Vesta SAB de CVb	4,686,849	7,250,930

		7,250,930
TRANSPORTATION INFRASTRUCTURE — 4.85%
Grupo Aeroportuario del Centro Norte SAB de CV	1,765,592	9,234,109
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,275,049	19,032,859
Grupo Aeroportuario del Sureste SAB de CV Series B	1,497,765	21,761,330
OHL Mexico SAB de CVa	6,382,600	8,474,632

		58,502,930
WIRELESS TELECOMMUNICATION SERVICES — 15.50%
America Movil SAB de CV	205,588,018	187,087,547

		187,087,547

TOTAL COMMON STOCKS (Cost: $1,654,526,830)		1,202,274,657

SHORT-TERM INVESTMENTS — 3.71%

MONEY MARKET FUNDS — 3.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	41,442,142	41,442,142
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	2,379,811	2,379,811
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	982,115	982,115

		44,804,068

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,804,068)		44,804,068

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.33%
(Cost: $1,699,330,898)	$1,247,078,725
Other Assets, Less Liabilities — (3.33)%	(40,136,422)

NET ASSETS — 100.00%	$1,206,942,303

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 96.12%

AEROSPACE & DEFENSE — 0.72%
Korea Aerospace Industries Ltd.	290,877	$22,699,595

		22,699,595
AIR FREIGHT & LOGISTICS — 0.51%
Hyundai Glovis Co. Ltd.	110,034	16,001,562

		16,001,562
AIRLINES — 0.23%
Korean Air Lines Co. Ltd.[a]	260,628	7,337,909

		7,337,909
AUTO COMPONENTS — 3.49%
Hankook Tire Co. Ltd.	504,596	15,763,959
Hanon Systems[b]	270,078	8,300,431
Hyundai Mobis Co. Ltd.	436,580	76,223,860
Hyundai Wia Corp.	112,941	9,978,723

		110,266,973
AUTOMOBILES — 6.12%
Hyundai Motor Co.	982,065	123,718,187
Kia Motors Corp.	1,690,041	69,587,822

		193,306,009
BANKS — 8.62%
BNK Financial Group Inc.	1,466,121	17,230,253
DGB Financial Group Inc.	1,169,267	10,281,443
Hana Financial Group Inc.	1,903,657	43,778,880
Industrial Bank of Korea[b]	1,698,780	18,959,117
KB Financial Group Inc.	2,475,421	74,927,138
Shinhan Financial Group Co. Ltd.	2,725,854	91,149,885
Woori Bank	2,098,661	16,182,446

		272,509,162
BUILDING PRODUCTS — 0.42%
KCC Corp.	39,936	13,252,911

		13,252,911
CAPITAL MARKETS — 1.83%
Daewoo Securities Co. Ltd.	1,233,655	12,933,690
Korea Investment Holdings Co. Ltd.	265,665	15,678,222
Mirae Asset Securities Co. Ltd.	183,568	6,060,732
NH Investment & Securities Co. Ltd.	1,017,291	8,351,634
Samsung Securities Co. Ltd.	390,406	14,919,764

		57,944,042

Security	Shares	Value
CHEMICALS — 4.21%
Hanwha Chemical Corp.[b]	738,898	$11,338,828
Hanwha Corp.	315,029	11,226,779
Hyosung Corp.	154,238	16,692,001
Kumho Petrochemical Co. Ltd.[b]	106,152	4,918,309
LG Chem Ltd.	298,642	59,084,530
Lotte Chemical Corp.	103,085	21,527,791
OCI Co. Ltd.[b]	121,331	8,381,097

		133,169,335
COMMERCIAL SERVICES & SUPPLIES — 0.84%
KEPCO Plant Service & Engineering Co. Ltd.	148,302	15,798,818
S-1 Corp.	134,994	10,717,342

		26,516,160
CONSTRUCTION & ENGINEERING — 1.79%
Daelim Industrial Co. Ltd.[b]	195,992	11,152,198
Daewoo Engineering & Construction Co. Ltd.[a,b]	857,568	4,618,650
GS Engineering & Construction Corp.[a,b]	369,158	7,600,082
Hyundai Development Co. Engineering & Construction[b]	379,658	19,227,659
Hyundai Engineering & Construction Co. Ltd.	499,104	14,009,938

		56,608,527
CONSUMER FINANCE — 0.25%
Samsung Card Co. Ltd.	256,135	7,850,259

		7,850,259
DISTRIBUTORS — 1.09%
Samsung C&T Corp.	849,106	34,531,387

		34,531,387
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.62%
KT Corp.[a]	242,029	5,903,645
LG Uplus Corp.	1,466,302	13,637,136

		19,540,781
ELECTRIC UTILITIES — 2.12%
Korea Electric Power Corp.	1,647,771	66,872,127

		66,872,127
ELECTRICAL EQUIPMENT — 0.32%
Doosan Heavy Industries & Construction Co. Ltd.	368,959	5,739,882
LS Industrial Systems Co. Ltd.	120,758	4,410,692

		10,150,574

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2015

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.65%
LG Display Co. Ltd.	1,527,147	$29,761,774
LG Innotek Co. Ltd.[b]	96,547	7,501,729
Samsung Electro-Mechanics Co. Ltd.[b]	400,597	20,559,068
Samsung SDI Co. Ltd.	363,668	25,981,776

		83,804,347
FOOD & STAPLES RETAILING — 1.05%
BGF retail Co. Ltd.	19,910	3,391,981
Dongsuh Cos. Inc.	86,751	3,285,939
E-Mart Co. Ltd.	137,628	26,588,880

		33,266,800
FOOD PRODUCTS — 1.43%
CJ CheilJedang Corp.[b]	53,160	17,663,817
Lotte Confectionery Co. Ltd.	5,176	8,524,919
Orion Corp./Republic of Korea	24,062	18,981,058

		45,169,794
GAS UTILITIES — 0.22%
Korea Gas Corp.	207,250	7,052,896

		7,052,896
HOTELS, RESTAURANTS & LEISURE — 1.09%
Kangwon Land Inc.	773,744	27,835,813
Paradise Co. Ltd.[a,b]	348,995	6,727,614

		34,563,427
HOUSEHOLD DURABLES — 2.09%
Coway Co. Ltd.	355,717	25,383,652
Hanssem Co. Ltd.	52,963	14,262,283
LG Electronics Inc.	702,429	26,428,316

		66,074,251
HOUSEHOLD PRODUCTS — 1.30%
LG Household & Health Care Ltd.[b]	60,832	41,249,008

		41,249,008
INDUSTRIAL CONGLOMERATES — 4.17%
Cheil Industries Inc.[a,b]	135,857	20,446,033
CJ Corp.	96,574	23,474,974
Doosan Corp.	60,431	5,262,645
LG Corp.	621,659	30,590,195
SK Holdings Co. Ltd.	227,499	51,933,824

		131,707,671
INSURANCE — 4.04%
Dongbu Insurance Co. Ltd.	292,574	13,159,955

Security	Shares	Value
Hanwha Life Insurance Co. Ltd.	1,530,346	$10,286,409
Hyundai Marine & Fire Insurance Co. Ltd.	441,764	10,458,163
Samsung Fire & Marine Insurance Co. Ltd.	222,429	50,682,406
Samsung Life Insurance Co. Ltd.	518,383	43,083,533

		127,670,466
INTERNET SOFTWARE & SERVICES — 3.01%
Daum Kakao Corp.[b]	175,131	19,974,781
NAVER Corp.	179,465	75,184,872

		95,159,653
IT SERVICES — 1.23%
Samsung SDS Co. Ltd.	178,702	38,754,651

		38,754,651
MACHINERY — 1.32%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	754,991	4,295,996
Doosan Infracore Co. Ltd.[a,b]	1,015,878	5,737,531
Hyundai Heavy Industries Co. Ltd.[a,b]	278,421	21,539,228
Samsung Heavy Industries Co. Ltd.[b]	1,053,672	10,022,245

		41,595,000
MARINE — 0.15%
Hyundai Merchant Marine Co. Ltd.[a,b]	670,299	4,817,198

		4,817,198
MEDIA — 0.27%
Cheil Worldwide Inc.[a,b]	580,409	8,538,674

		8,538,674
METALS & MINING — 3.74%
Hyundai Steel Co.	530,027	23,706,133
Korea Zinc Co. Ltd.	56,248	24,396,723
POSCO	435,673	69,987,630

		118,090,486
MULTILINE RETAIL — 1.29%
Hyundai Department Store Co. Ltd.	104,981	13,358,394
Lotte Shopping Co. Ltd.	75,042	16,972,086
Shinsegae Co. Ltd.	49,039	10,386,193

		40,716,673
OIL, GAS & CONSUMABLE FUELS — 2.01%
GS Holdings Corp.	351,345	13,798,330

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2015

Security	Shares	Value
S-Oil Corp.	306,902	$15,568,903
SK Innovation Co. Ltd.[a]	406,256	34,314,077

		63,681,310
PERSONAL PRODUCTS — 2.94%
AmorePacific Corp.	206,699	66,147,175
AmorePacific Group	184,178	26,783,865

		92,931,040
PHARMACEUTICALS — 1.40%
Celltrion Inc.[a,b]	419,105	25,158,702
Hanmi Pharm Co. Ltd.[a,b]	10,659	3,920,241
Hanmi Science Co. Ltd.[a]	26,403	3,571,744
Yuhan Corp.	54,666	11,485,522

		44,136,209
ROAD & RAIL — 0.24%
CJ Korea Express Co. Ltd.[a,b]	50,757	7,638,762

		7,638,762
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.56%
SK Hynix Inc.	3,714,660	112,436,971

		112,436,971
SOFTWARE — 0.60%
NCsoft Corp.	103,020	19,031,807

		19,031,807
SPECIALTY RETAIL — 0.71%
Hotel Shilla Co. Ltd.[b]	221,587	22,575,551

		22,575,551
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 19.56%
Samsung Electronics Co. Ltd.	671,430	618,209,486

		618,209,486
TOBACCO — 2.09%
KT&G Corp.	705,564	65,918,260

		65,918,260
TRADING COMPANIES & DISTRIBUTORS — 0.35%
Daewoo International Corp.	338,820	6,245,002
SK Networks Co. Ltd.	880,497	4,891,030

		11,136,032
WIRELESS TELECOMMUNICATION SERVICES — 0.43%
SK Telecom Co. Ltd.	66,462	13,711,036

		13,711,036

TOTAL COMMON STOCKS
(Cost: $2,011,298,868)		3,038,194,772

Security	Shares	Value
PREFERRED STOCKS — 3.71%

AUTOMOBILES — 1.09%
Hyundai Motor Co.[b]	163,466	$13,406,216
Hyundai Motor Co. Series 2	249,771	21,117,819

		34,524,035
CHEMICALS — 0.26%
LG Chem Ltd.	56,196	8,219,749

		8,219,749
PERSONAL PRODUCTS — 0.12%
AmorePacific Corp.	23,896	3,687,186

		3,687,186
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.24%
Samsung Electronics Co. Ltd.	96,425	70,927,711

		70,927,711

TOTAL PREFERRED STOCKS
(Cost: $106,470,398)		117,358,681

SHORT-TERM INVESTMENTS — 6.41%

MONEY MARKET FUNDS — 6.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	189,155,862	189,155,862
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	10,862,260	10,862,260
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	2,602,779	2,602,779

		202,620,901

TOTAL SHORT-TERM INVESTMENTS
(Cost: $202,620,901)		202,620,901

TOTAL INVESTMENTS IN SECURITIES — 106.24%
(Cost: $2,320,390,167)		3,358,174,354
Other Assets, Less Liabilities — (6.24)%		(197,220,045)

NET ASSETS — 100.00%		$3,160,954,309

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,644,489,387	$2,704,084,804	$20,030,843,197
Affiliated (Note 2)	5,940,640	21,685,835	86,041,262

Total cost of investments	$1,650,430,027	$2,725,770,639	$20,116,884,459

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,213,205,355	$1,925,818,740	$19,094,899,267
Affiliated (Note 2)	5,940,640	21,685,835	86,041,262

Total fair value of investments	1,219,145,995	1,947,504,575	19,180,940,529
Foreign currency, at value[b]	3,659,533	6,320,941	33,851,587
Foreign currency pledged to broker, at value[b]	956,683	553,141	6,058,853
Receivables:
Investment securities sold	1,675,488	4,035,069	95,369,867
Due from custodian (Note 4)	1,829,619	—	—
Dividends and interest	10,774,466	2,920,029	18,774,384
Capital shares sold	180,153	—	9,146,132

Total Assets	1,238,221,937	1,961,333,755	19,344,141,352

LIABILITIES
Payables:
Investment securities purchased	3,441,924	6,933,510	95,225,618
Collateral for securities on loan (Note 1)	5,828,883	21,522,542	85,660,791
Capital shares redeemed	—	467,090	4,608,607
Futures variation margin	307,229	140,053	2,857,797
Securities related to in-kind transactions (Note 4)	37,250	—	—
Investment advisory fees (Note 2)	543,471	816,468	7,986,166

Total Liabilities	10,158,757	29,879,663	196,338,979

NET ASSETS	$1,228,063,180	$1,931,454,092	$19,147,802,373

Net assets consist of:
Paid-in capital	$1,895,793,902	$3,125,812,051	$21,136,782,806
Undistributed (distributions in excess of) net investment income	6,449,210	415,638	(21,895,543)
Accumulated net realized loss	(242,251,289)	(416,223,279)	(1,029,172,144)
Net unrealized depreciation	(431,928,643)	(778,550,318)	(937,912,746)

NET ASSETS	$1,228,063,180	$1,931,454,092	$19,147,802,373

Shares outstanding[c]	65,800,000	80,400,000	1,575,600,000

Net asset value per share	$18.66	$24.02	$12.15

[a]	Securities on loan with values of $5,481,119, $20,765,824 and $81,205,932, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker, if any: $4,696,624, $6,985,879 and $39,258,033, respectively.
[c]	$0.001 par value, number of shares authorized: 627.8 million, 340.2 million and 2.5246 billion, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,654,526,830	$2,117,769,266
Affiliated (Note 2)	44,804,068	202,620,901

Total cost of investments	$1,699,330,898	$2,320,390,167

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,202,274,657	$3,155,553,453
Affiliated (Note 2)	44,804,068	202,620,901

Total fair value of investments	1,247,078,725	3,358,174,354
Foreign currency, at value[b]	2,577,864	—
Receivables:
Investment securities sold	67,751,418	64,224,549
Due from custodian (Note 4)	45,713,557	—
Dividends and interest	504,704	1,285,619
Capital shares sold	94,727	—

Total Assets	1,363,720,995	3,423,684,522

LIABILITIES
Payables:
Investment securities purchased	112,424,996	40,484,182
Collateral for securities on loan (Note 1)	43,821,953	200,018,122
Capital shares redeemed	22,760	20,377,635
Investment advisory fees (Note 2)	508,983	1,850,274

Total Liabilities	156,778,692	262,730,213

NET ASSETS	$1,206,942,303	$3,160,954,309

Net assets consist of:
Paid-in capital	$1,889,595,830	$3,393,474,644
Undistributed (distributions in excess of) net investment income	597,098	(78,505,763)
Accumulated net realized loss	(230,829,837)	(1,191,742,880)
Net unrealized appreciation (depreciation)	(452,420,788)	1,037,728,308

NET ASSETS	$1,206,942,303	$3,160,954,309

Shares outstanding[c]	22,900,000	65,650,000

Net asset value per share	$52.70	$48.15

[a]	Securities on loan with values of $40,305,767 and $188,300,983, respectively. See Note 1.
[b]	Cost of foreign currency: $2,610,353 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 255 million and 200 million, respectively.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$97,219,669	$63,881,721	$274,161,987
Interest — unaffiliated	4,087	—	—
Interest — affiliated (Note 2)	70	77	862
Securities lending income — affiliated — net (Note 2)	89,427	61,410	2,880,407

Total investment income	97,313,253	63,943,208	277,043,256

EXPENSES
Investment advisory fees (Note 2)	7,960,415	12,771,622	78,965,332

Total expenses	7,960,415	12,771,622	78,965,332

Net investment income	89,352,838	51,171,586	198,077,924

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(58,424,950)	(113,825,352)	(132,736,642)
In-kind redemptions — unaffiliated	22,599,887	113,934,459	562,342,727
Futures contracts	(1,608,460)	395,420	23,318,919
Foreign currency transactions	(4,969,706)	(690,125)	(18,933,104)

Net realized gain (loss)	(42,403,229)	(185,598)	433,991,900

Net change in unrealized appreciation/depreciation on:
Investments	(585,753,661)	(887,129,770)	(334,714,877)
Futures contracts	(760,041)	(1,033,143)	(3,764,376)
Translation of assets and liabilities in foreign currencies	(354,000)	(14,788)	1,557,609

Net change in unrealized appreciation/depreciation	(586,867,702)	(888,177,701)	(336,921,644)

Net realized and unrealized gain (loss)	(629,270,931)	(888,363,299)	97,070,256

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(539,918,093)	$(837,191,713)	$295,148,180

[a]	Net of foreign withholding tax of $1,393,004, $11,416,573 and $30,373,104, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$32,463,169	$53,016,785
Interest — unaffiliated	—	970
Interest — affiliated (Note 2)	51	755
Securities lending income — affiliated — net (Note 2)	785,455	6,746,452

	33,248,675	59,764,962
Less: Other foreign taxes (Note 1)	—	(4,442)

Total investment income	33,248,675	59,760,520

EXPENSES
Investment advisory fees (Note 2)	10,089,636	25,858,763

Total expenses	10,089,636	25,858,763

Net investment income	23,159,039	33,901,757

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(78,777,968)	(284,081,583)
In-kind redemptions — unaffiliated	(138,503,730)	—
Foreign currency transactions	(757,154)	(390,021)

Net realized loss	(218,038,852)	(284,471,604)

Net change in unrealized appreciation/depreciation on:
Investments	(502,057,890)	(1,094,073,908)
Translation of assets and liabilities in foreign currencies	(170,639)	(47,207)

Net change in unrealized appreciation/depreciation	(502,228,529)	(1,094,121,115)

Net realized and unrealized loss	(720,267,381)	(1,378,592,719)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(697,108,342)	$(1,344,690,962)

[a]	Net of foreign withholding tax of $512,052 and $10,159,915, respectively.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$89,352,838	$82,908,446	$51,171,586	$66,432,321
Net realized gain (loss)	(42,403,229)	35,472,872	(185,598)	6,264,667
Net change in unrealized appreciation/depreciation	(586,867,702)	210,426,381	(888,177,701)	621,918,423

Net increase (decrease) in net assets resulting from operations	(539,918,093)	328,807,699	(837,191,713)	694,615,411

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(88,722,742)	(76,457,082)	(56,091,045)	(71,105,660)

Total distributions to shareholders	(88,722,742)	(76,457,082)	(56,091,045)	(71,105,660)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	286,641,003	364,472,393	422,191,995	537,013,459
Cost of shares redeemed	(477,049,572)	(486,559,346)	(1,384,361,375)	(801,840,234)

Net decrease in net assets from capital share transactions	(190,408,569)	(122,086,953)	(962,169,380)	(264,826,775)

INCREASE (DECREASE) IN NET ASSETS	(819,049,404)	130,263,664	(1,855,452,138)	358,682,976

NET ASSETS
Beginning of year	2,047,112,584	1,916,848,920	3,786,906,230	3,428,223,254

End of year	$1,228,063,180	$2,047,112,584	$1,931,454,092	$3,786,906,230

Undistributed net investment income included in net assets at end of year	$6,449,210	$4,863,922	$415,638	$3,649,118

SHARES ISSUED AND REDEEMED
Shares sold	12,800,000	13,800,000	14,300,000	17,400,000
Shares redeemed	(22,400,000)	(19,600,000)	(48,900,000)	(27,800,000)

Net decrease in shares outstanding	(9,600,000)	(5,800,000)	(34,600,000)	(10,400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Japan ETF		iShares MSCI Mexico Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$198,077,924	$177,693,682	$23,159,039	$43,179,073
Net realized gain (loss)	433,991,900	136,968,307	(218,038,852)	(49,805,879)
Net change in unrealized appreciation/depreciation	(336,921,644)	665,594,417	(502,228,529)	416,649,115

Net increase (decrease) in net assets resulting from operations	295,148,180	980,256,406	(697,108,342)	410,022,309

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(187,336,932)	(199,951,249)	(30,297,965)	(41,504,491)

Total distributions to shareholders	(187,336,932)	(199,951,249)	(30,297,965)	(41,504,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,592,356,336	5,400,567,672	862,520,515	2,034,431,562
Cost of shares redeemed	(4,281,553,914)	(1,913,626,119)	(2,203,323,997)	(1,344,849,484)

Net increase (decrease) in net assets from capital share transactions	4,310,802,422	3,486,941,553	(1,340,803,482)	689,582,078

INCREASE (DECREASE) IN NET ASSETS	4,418,613,670	4,267,246,710	(2,068,209,789)	1,058,099,896

NET ASSETS
Beginning of year	14,729,188,703	10,461,941,993	3,275,152,092	2,217,052,196

End of year	$19,147,802,373	$14,729,188,703	$1,206,942,303	$3,275,152,092

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(21,895,543)	$(28,649,511)	$597,098	$5,791,200

SHARES ISSUED AND REDEEMED
Shares sold	697,200,000	457,800,000	14,400,000	31,000,000
Shares redeemed	(366,600,000)	(166,800,000)	(37,300,000)	(21,000,000)

Net increase (decrease) in shares outstanding	330,600,000	291,000,000	(22,900,000)	10,000,000

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Korea Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$33,901,757	$16,661,091
Net realized loss	(284,471,604)	(39,478,146)
Net change in unrealized appreciation/depreciation	(1,094,121,115)	623,922,673

Net increase (decrease) in net assets resulting from operations	(1,344,690,962)	601,105,618

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,182,957)	(61,830,398)

Total distributions to shareholders	(50,182,957)	(61,830,398)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	649,650,453	1,151,119,199
Cost of shares redeemed	(985,441,132)	(175,291,957)

Net increase (decrease) in net assets from capital share transactions	(335,790,679)	975,827,242

INCREASE (DECREASE) IN NET ASSETS	(1,730,664,598)	1,515,102,462

NET ASSETS
Beginning of year	4,891,618,907	3,376,516,445

End of year	$3,160,954,309	$4,891,618,907

Distributions in excess of net investment income included in net assets at end of year	$(78,505,763)	$(61,970,456)

SHARES ISSUED AND REDEEMED
Shares sold	10,650,000	18,000,000
Shares redeemed	(18,650,000)	(2,900,000)

Net increase (decrease) in shares outstanding	(8,000,000)	15,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$27.15	$23.61	$23.39	$24.18	$20.92

Income from investment operations:
Net investment income[a]	1.23	1.10	1.02	1.04	0.99
Net realized and unrealized gain (loss)[b]	(8.49)	3.43	0.64	(0.72)	3.33

Total from investment operations	(7.26)	4.53	1.66	0.32	4.32

Less distributions from:
Net investment income	(1.23)	(0.99)	(1.44)	(1.11)	(1.06)

Total distributions	(1.23)	(0.99)	(1.44)	(1.11)	(1.06)

Net asset value, end of year	$18.66	$27.15	$23.61	$23.39	$24.18

Total return	(27.31)%	19.76%	7.06%	1.84%	20.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,228,063	$2,047,113	$1,916,849	$2,493,699	$3,090,425
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	5.37%	4.28%	4.05%	4.61%	3.95%
Portfolio turnover rate[c]	9%	6%	6%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$32.93	$27.34	$27.52	$29.89	$26.10

Income from investment operations:
Net investment income[a]	0.54	0.59	0.60	0.53	0.53
Net realized and unrealized gain (loss)[b]	(8.85)	5.62	(0.10)	(2.33)	3.78

Total from investment operations	(8.31)	6.21	0.50	(1.80)	4.31

Less distributions from:
Net investment income	(0.60)	(0.62)	(0.68)	(0.57)	(0.52)

Total distributions	(0.60)	(0.62)	(0.68)	(0.57)	(0.52)

Net asset value, end of year	$24.02	$32.93	$27.34	$27.52	$29.89

Total return	(25.48)%	23.00%	1.84%	(5.87)%	16.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,931,454	$3,786,906	$3,428,223	$4,254,544	$5,092,547
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	1.92%	1.97%	2.12%	1.94%	1.70%
Portfolio turnover rate[c]	5%	6%	7%	5%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$11.83	$10.97	$9.02	$9.80	$9.43

Income from investment operations:
Net investment income[a]	0.15	0.15	0.13	0.18	0.16
Net realized and unrealized gain (loss)[b]	0.30	0.88	1.97	(0.77)	0.37

Total from investment operations	0.45	1.03	2.10	(0.59)	0.53

Less distributions from:
Net investment income	(0.13)	(0.17)	(0.15)	(0.19)	(0.16)

Total distributions	(0.13)	(0.17)	(0.15)	(0.19)	(0.16)

Net asset value, end of year	$12.15	$11.83	$10.97	$9.02	$9.80

Total return	3.84%	9.39%	23.46%	(5.96)%	5.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,147,802	$14,729,189	$10,461,942	$4,629,034	$7,194,509
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.51%
Ratio of net investment income to average net assets	1.20%	1.31%	1.18%	1.95%	1.53%
Portfolio turnover rate[c]	2%	2%	4%	3%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$71.51	$61.93	$60.96	$58.39	$48.17

Income from investment operations:
Net investment income[a]	0.68	1.06	0.75	0.73	0.80
Net realized and unrealized gain (loss)[b]	(18.56)	9.61	0.85	2.76	10.15

Total from investment operations	(17.88)	10.67	1.60	3.49	10.95

Less distributions from:
Net investment income	(0.93)	(1.09)	(0.63)	(0.92)	(0.73)

Total distributions	(0.93)	(1.09)	(0.63)	(0.92)	(0.73)

Net asset value, end of year	$52.70	$71.51	$61.93	$60.96	$58.39

Total return	(25.10)%	17.42%	2.53%	6.13%	22.67%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,206,942	$3,275,152	$2,217,052	$1,182,700	$1,243,731
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	1.10%	1.61%	1.09%	1.26%	1.35%
Portfolio turnover rate[c]	13%	19%	32%	10%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$66.42	$57.67	$55.97	$56.74	$47.76

Income from investment operations:
Net investment income[a]	0.46	0.25	0.23	0.23	0.29
Net realized and unrealized gain (loss)[b]	(18.07)	9.40	1.83	(0.63)	9.19

Total from investment operations	(17.61)	9.65	2.06	(0.40)	9.48

Less distributions from:
Net investment income	(0.66)	(0.90)	(0.36)	(0.37)	(0.43)
Return of capital	—	—	—	—	(0.07)

Total distributions	(0.66)	(0.90)	(0.36)	(0.37)	(0.50)

Net asset value, end of year	$48.15	$66.42	$57.67	$55.97	$56.74

Total return	(26.58)%	16.83%	3.65%	(0.62)%	19.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,160,954	$4,891,619	$3,376,516	$2,669,551	$4,071,225
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	0.81%	0.39%	0.40%	0.42%	0.49%
Portfolio turnover rate[c]	24%	13%	13%	12%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 were 10%, 10%, 11%, 8%, and 6%, respectively. See Note 4.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico Capped	Non-diversified
MSCI South Korea Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Australia
Investments:
Assets:
Common Stocks	$1,213,205,355	$—	$—	$1,213,205,355
Money Market Funds	5,940,640	—	—	5,940,640

Total	$1,219,145,995	$—	$—	$1,219,145,995

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(307,229)	$—	$—	$(307,229)

Total	$(307,229)	$—	$—	$(307,229)

MSCI Canada
Investments:
Assets:
Common Stocks	$1,925,818,740	$—	$—	$1,925,818,740
Money Market Funds	21,685,835	—	—	21,685,835

Total	$1,947,504,575	$—	$—	$1,947,504,575

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(140,053)	$—	$—	$(140,053)

Total	$(140,053)	$—	$—	$(140,053)

MSCI Japan
Investments:
Assets:
Common Stocks	$19,094,899,267	$—	$—	$19,094,899,267
Money Market Funds	86,041,262	—	—	86,041,262

Total	$19,180,940,529	$—	$—	$19,180,940,529

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(2,857,797)	$—	$—	$(2,857,797)

Total	$(2,857,797)	$—	$—	$(2,857,797)

MSCI Mexico Capped
Investments:
Assets:
Common Stocks	$1,202,274,630	$—	$27	$1,202,274,657
Money Market Funds	44,804,068	—	—	44,804,068

Total	$1,247,078,698	$—	$27	$1,247,078,725

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI South Korea Capped
Investments:
Assets:
Common Stocks	$3,003,663,385	$34,531,387	$—	$3,038,194,772
Preferred Stocks	117,358,681	—	—	117,358,681
Money Market Funds	202,620,901	—	—	202,620,901

Total	$3,323,642,967	$34,531,387	$—	$3,358,174,354

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

The iShares MSCI South Korea Capped ETF had transfers from Level 1 to Level 2 during the year ended August 31, 2015 in the amount of $70,385,702, resulting from a temporary suspension of trading.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Australia	$5,481,119	$5,481,119	$—
MSCI Canada	20,765,824	20,765,824	—
MSCI Japan	81,205,932	81,205,932	—
MSCI Mexico Capped	40,305,767	40,305,767	—
MSCI South Korea Capped	188,300,983	188,300,983	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI South Korea Capped ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Australia	$23,418
MSCI Canada	27,587
MSCI Japan	817,744
MSCI Mexico Capped	258,986
MSCI South Korea Capped	1,852,064

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$144,805,225	$157,690,225
MSCI Canada	171,095,220	144,978,881
MSCI Japan	485,566,867	352,915,955
MSCI Mexico Capped	281,880,821	276,258,621
MSCI South Korea Capped	1,017,176,031	1,365,896,360

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$280,664,374	$467,324,355
MSCI Canada	418,445,991	1,370,826,562
MSCI Japan	8,348,092,364	4,174,371,529
MSCI Mexico Capped	842,247,513	2,195,287,492

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of August 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[a]	$307,229	$140,053	$2,857,797

[a]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(1,608,460)	$395,420	$23,318,919

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(760,041)	$(1,033,143)	$(3,764,376)

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2015:

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Average value of contracts purchased	$18,315,106	$9,794,047	$82,790,244

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Australia	$(21,778,637)	$955,192	$20,823,445
MSCI Canada	67,534,983	1,685,979	(69,220,962)
MSCI Japan	449,885,441	(3,987,024)	(445,898,417)
MSCI Mexico Capped	(211,195,280)	1,944,824	209,250,456
MSCI South Korea Capped	—	(254,107)	254,107

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Australia
Ordinary income	$88,722,742	$76,457,082

MSCI Canada
Ordinary income	$56,091,045	$71,105,660

MSCI Japan
Ordinary income	$187,336,932	$199,951,249

MSCI Mexico Capped
Ordinary income	$30,297,965	$41,504,491

MSCI South Korea Capped
Ordinary income	$50,182,957	$61,830,398

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Australia	$7,242,413	$(172,721,025)	$(478,171,441)	$(24,080,669)	$(667,730,722)
MSCI Canada	1,882,603	(290,684,245)	(807,480,587)	(98,075,730)	(1,194,357,959)
MSCI Japan	28,632,728	(797,344,560)	(1,177,383,944)	(42,884,657)	(1,988,980,433)
MSCI Mexico Capped	1,525,684	(140,104,655)	(516,594,236)	(27,480,320)	(682,653,527)
MSCI South Korea Capped	13,149,685	(397,308,550)	428,856,235	(277,217,705)	(232,520,335)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Australia	$112,709,424	$529,868	$24,006,125	$23,348,244	$12,127,364	$172,721,025
MSCI Canada	173,857,295	5,107,471	27,886,883	68,928,677	14,903,919	290,684,245
MSCI Japan	323,800,260	44,443,527	116,295,478	173,577,101	139,228,194	797,344,560
MSCI Mexico Capped	104,624,381	853,150	8,973,988	2,789,471	22,863,665	140,104,655
MSCI South Korea Capped	31,222,228	—	60,990,953	226,591,665	78,503,704	397,308,550

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,696,672,825	$26,578,818	$(504,105,648)	$(477,526,830)
MSCI Canada	2,754,700,908	169,213,479	(976,409,812)	(807,196,333)
MSCI Japan	20,356,355,657	1,078,635,405	(2,254,050,533)	(1,175,415,128)
MSCI Mexico Capped	1,763,504,346	12,590,645	(529,016,266)	(516,425,621)
MSCI South Korea Capped	2,929,262,240	1,170,148,673	(741,236,559)	428,912,114

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Australia	$90,118,118
MSCI Canada	74,699,282
MSCI Japan	292,019,346
MSCI Mexico Capped	29,390,604
MSCI South Korea Capped	63,311,438

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$98,612,673	$1,392,798
MSCI Canada	75,298,294	11,410,760
MSCI Japan	304,535,091	30,371,496
MSCI Mexico Capped	32,975,221	510,956
MSCI South Korea Capped	63,176,700	10,164,357

TAX INFORMATION	61

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF and iShares MSCI Mexico Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® , INC.

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® , INC.

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® , INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI South Korea Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted management’s assertion that the Fund’s pricing reflects its greater size and liquidity, as compared to the competitor funds as determined by Lipper.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® , INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® , INC.

affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® , INC.

other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia	$1.226843	$—	$—	$1.226843	100%	—%	—%	100%
MSCI Canada	0.529444	—	0.067752	0.597196	89	—	11	100
MSCI Japan	0.132010	—	—	0.132010	100	—	—	100
MSCI Mexico Capped	0.859823	—	0.068023	0.927846	93	—	7	100
MSCI South Korea Capped	0.477105	—	0.186252	0.663357	72	—	28	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	255	18.45
Between 0.5% and –0.5%	711	51.45
Less than –0.5% and Greater than –1.0%	153	11.07
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	20	1.45
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	1	0.07

	1,382	100.00%

iShares MSCI Canada ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	6	0.43
Greater than 0.5% and Less than 1.0%	54	3.91
Between 0.5% and –0.5%	1,255	90.82
Less than –0.5% and Greater than –1.0%	57	4.13
Less than –1.0% and Greater than –1.5%	6	0.43
Less than –1.5%	1	0.07

	1,382	100.00%

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSC Japan ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	45	3.26
Greater than 1.0% and Less than 1.5%	118	8.54
Greater than 0.5% and Less than 1.0%	279	20.19
Between 0.5% and –0.5%	611	44.21
Less than –0.5% and Greater than –1.0%	155	11.22
Less than –1.0% and Greater than –1.5%	70	5.07
Less than –1.5% and Greater than –2.0%	43	3.11
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	9	0.65
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI Mexico Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	89	6.45
Between 0.5% and –0.5%	1,111	80.40
Less than –0.5% and Greater than –1.0%	125	9.05
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Korea Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	38	2.75
Greater than 1.0% and Less than 1.5%	65	4.70
Greater than 0.5% and Less than 1.0%	214	15.49
Between 0.5% and –0.5%	631	45.67
Less than –0.5% and Greater than –1.0%	218	15.78
Less than –1.0% and Greater than –1.5%	82	5.94
Less than –1.5% and Greater than –2.0%	48	3.47
Less than –2.0% and Greater than –2.5%	21	1.52
Less than –2.5% and Greater than –3.0%	16	1.16
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	5	0.36
Less than –4.5% and Greater than –5.0%	4	0.29
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	2	0.14

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2014 was USD 464.6 thousand. This figure is comprised of fixed remuneration of USD 187.7 thousand and variable remuneration of USD 276.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 64.3 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.9 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2014 was USD 2.48 million. This figure is comprised of fixed remuneration of USD 1.00 million and variable remuneration of USD 1.48 million. There were a total of 499 beneficiaries of the remuneration described above.

SUPPLEMENTAL INFORMATION	73

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was 0.34 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.06 million.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Mexico Capped ETF in respect of BFA’s financial year ending December 31, 2014 was USD 392.6 thousand. This figure is comprised of fixed remuneration of USD 158.6 thousand and variable remuneration of USD 234.0 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Mexico Capped ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 54.3 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 10.1 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI South Korea Capped ETF in respect of BFA’s financial year ending December 31, 2014 was USD 715.6 thousand. This figure is comprised of fixed remuneration of USD 289.1 thousand and variable remuneration of USD 426.5 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI South Korea Capped ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 99.1 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 18.4 thousand.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).
The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	75

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	77

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0815

Item 2.	Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under
Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fourty-six series of the Registrant for which the fiscal year-end is August 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $771,700 for the fiscal year ended August 31, 2014 and $712,460 for the fiscal year ended August 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2014 and August 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $183,850 for the fiscal year ended August 31, 2014 and $171,672 for the fiscal year ended August 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2014 and August 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,442,905 for the fiscal year ended August 31, 2014 and $4,167,972 for the fiscal year ended August 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date:	October 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date:	October 27, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	October 27, 2015